As filed with the Securities and Exchange Commission on April 20, 2012

                                           Registration Statement No. 333-149953
================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                   POST-EFFECTIVE AMENDMENT NO. 1 ON FORM S-3
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------

                       RIVERSOURCE LIFE INSURANCE COMPANY
               (Exact name of registrant as specified in charter)

         Minnesota                                            41-0823832
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)


                       70100 Ameriprise Financial Center
                             Minneapolis, MN 55474
                                 (800) 862-7919
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                      ------------------------------------

                                 Dixie Carroll
                       RiverSource Life Insurance Company
                       50605 Ameriprise Financial Center
                          Minneapolis, Minnesota 55474
                                 (612) 678-4177

                      ------------------------------------
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: as soon as practicable after the effective date of the Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

================================================================================

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [ ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b2 of the Exchange Act.

Large accelerated filer  [ ]                  Accelerated filer  [ ]
Non-accelerated filer  [X]                    Smaller reporting company  [ ]
(Do not check if a smaller reporting company)

                        CALCULATION OF REGISTRATION FEE

                                                    Amount to           Proposed             Proposed maximum           Amount of
                                                        be          maximum offering        aggregate offering         registration
Title of each class of securities to be registered  registered       price per unit               price*                  fee**
--------------------------------------------------  -----------     ----------------        ------------------         -------------
Guarantee Period Account Interests offered in
connection with the following variable annuity
contracts:  RiverSource Retirement Advisor
Advantage Plus Variable Annuity, RiverSource
Retirement Advisor Select Plus Variable
Annuity, RiverSource Retirement Advisor 4
Advantage Variable Annuity, RiverSource
Retirement Advisor 4 Select Variable Annuity,
RiverSource Retirement Advisor 4 Access
Variable Annuity, RiverSource RAVA 5
Advantage Variable Annuity, RiverSource
 RAVA 5 Select Variable Annuity, RiverSource
 RAVA 5 Access Variable Annuity (offered prior
to April 30, 2012), RiverSource RAVA 5
Advantage Variable Annuity, RiverSource
 RAVA 5 Select Variable Annuity, RiverSource
 RAVA 5 Access Variable Annuity (offered on or
after April 30, 2012), RiverSource Retirement
Group Annuity Contract I, RiverSource
Retirement Group Annuity Contract II and
RiverSource Guaranteed Term Annuity.                        --                    --        $                 0        $          0

* The proposed aggregate offering price is estimated solely for determining the registration fee. The amount being registered and the proposed maximum offering price per unit are not applicable since these securities are not issued in predetermined amounts or units.

** No new securities are being registered pursuant to this registration statement on Form S-3. The difference between the $300,000,000 of securities registered on Securities Act Registration Statement
     No. 033-28976 (for which a registration fee of $60,000 was paid) and the $250,000,000 of securities registered on Securities Act Registration Statement No. 333-114888 (for which a registration fee of $31,675 was paid), and the dollar amount of securities sold thereunder, is carried forward on this Registration Statement pursuant to Rule 429 of the Securities Act.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 on Form S-3 relates solely to the guarantee period account interests initially registered by the registrant on the Registration Statement on Form S-1 (File No. 333-149953, which acts as an effective Post-Effective Amendment to Nos. 033-28976 and 333-114888.) declared effective by the Securities and Exchange Commission on May 1, 2008. This Post-Effective Amendment No. 1 on Form S-3 is being filed to convert such Registration Statement on Form S-1 into a Registration Statement on Form S-3 and to update the information in such Registration Statement for the information included in the registrant's annual report on Form 10-K for the year ended December 31, 2011. All filing fees payable in connection with the registration of these securities were previously paid in connection with the filing of the original registration statements relating to the guarantee period account interests.

                                    PART I.

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE(R)

GUARANTEED TERM ANNUITY

RiverSource Life Insurance Company (RiverSource Life) issues this annuity and offers it in two ways:

- A Group Market Value Annuity Contract, and

- Individual Market Value Annuity Contracts.

NEW GROUP MARKET VALUE ANNUITY CONTRACTS AND INDIVIDUAL MARKET VALUE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED. EXISTING CONTRACTS ARE AVAILABLE FOR RENEWAL.

GROUP AND INDIVIDUAL MARKET VALUE ANNUITY CONTRACTS

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY
            70100 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-862-7919


            (Home Office)

            ameriprise.com/variableannuities
            RIVERSOURCE ACCOUNT MGA

If you choose not to hold these securities until the end of a guarantee period, they may be subject to a substantial surrender charge or market value adjustment. As a result, you could get less than your purchase payment back.

Interest rates for renewal guarantee periods may be higher or lower than the previous guaranteed interest rate. The minimum guaranteed renewal interest rate is 3%. RiverSource Life guarantees this rate.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS ANNUITY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS ANNUITY INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Before you invest, be sure to ask your sales representative about the annuity's features, benefits, risks and fees, and whether the annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.



                            RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  1

TABLE OF CONTENTS


THE GUARANTEED TERM ANNUITY IN BRIEF...................    3
KEY TERMS..............................................    5
DESCRIPTION OF CONTRACTS...............................    6
  General..............................................    6
  Application and Purchase Payment.....................    6
  Right to Cancel......................................    6
  Guarantee Periods....................................    6
  Surrenders...........................................    8
  Surrender Charge.....................................    9
MARKET VALUE ADJUSTMENT................................   10
PREMIUM TAXES..........................................   12
DEATH BENEFIT PRIOR TO SETTLEMENT......................   12
THE ANNUITY PAYMENT PERIOD.............................   12
AMENDMENT, DISTRIBUTION AND ASSIGNMENT OF CONTRACTS....   14
TAXES..................................................   15
THE COMPANY............................................   18
ADDITIONAL INFORMATION.................................   19
APPENDIX A -- PARTIAL SURRENDER ILLUSTRATION...........   21
APPENDIX B -- MARKET VALUE ADJUSTMENT ILLUSTRATION.....   23






2  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

THE GUARANTEED TERM ANNUITY IN BRIEF

This summary is incomplete. Do not rely on it as a description of your contract. For more complete information, you must read the entire prospectus. You can find more information about a topic in the summary by turning to the discussion beginning at the page listed after that topic in the summary.

CONTRACTS: We no longer offer new contracts. However, you have the option to renew existing contracts.

Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Qualified Annuities -- Required minimum distributions"). You should consult your tax advisor for an explanation of the potential tax implications to you.

These market value annuity contracts have a guaranteed interest rate that we credit to the purchase payment when it is held to the end of the guarantee period (the renewal date). Surrenders before the renewal date are subject to a market value adjustment and, if it applies, a surrender charge. Therefore you should consider your liquidity needs before you select a guarantee period.

GUARANTEE PERIODS: When you make a payment under an application, you select a guarantee period from among those that we offer when we receive your application and payment. During this guarantee period, the purchase payment earns interest at the interest rate that we have guaranteed for your contract. We credit interest daily. Credited interest earns interest at the applicable guaranteed interest rate we establish. (See "Description of Contracts -- Guarantee Periods")

RENEWAL GUARANTEE PERIODS: At the end of each guarantee period, a renewal guarantee period of one year will begin, unless you choose a different period. You must choose the length of a renewal guarantee period during the 30 days before the end of the previous guarantee period. Beginning on the first day of each renewal guarantee period, the renewal value will earn interest at the renewal interest rate that we have guaranteed for your contract and the interest credited will earn interest at that interest rate. (See "Renewal Guarantee Periods")

SURRENDERS: With some restrictions, we permit partial or total surrenders. We may delay payment of any surrender for up to six months from the date we receive notice of surrender or the period permitted by state law, if less. A delay of payment will not be for more than seven days except under extraordinary circumstances. If we choose to exercise this right, then during this delay, we will pay annual interest of at least 3% of any amounts delayed for more than thirty days. (See "Surrenders")

SURRENDER CHARGE: If you surrender before the eighth contract anniversary, a surrender charge beginning at a maximum of 8% of the market adjusted value surrendered will be subtracted from your account. No surrender charge applies if you surrender on the last day of a guarantee period. We will waive the surrender charge in certain instances. A surrender charge also applies to payments under certain annuity payment plans (see "Description of Contracts -- Surrender Charge" and "The Annuity Payment Period -- Annuity Payment Plans")

MARKET VALUE ADJUSTMENT: The market value adjustment is the increase or decrease in the value of any early surrender you make from your contract. A market value adjustment applies when the surrender occurs before the renewal date. No market value adjustment applies to any surrender at the end of a guarantee period. The amount of the actual adjustment is determined by a formula that is based on the difference between the guaranteed interest rate on your annuity and a current interest rate determined by RiverSource Life. That current interest rate will be the rate that RiverSource Life pays on a new Guaranteed Term Annuity that has a guaranteed period equal to the time remaining on the term of your annuity. The formula also includes a 0.25% charge that will reduce the value of your surrender regardless of the current interest rate then in effect. The amount you receive on surrender could be less than your original purchase payment if interest rates increase. If interest rates decrease, the amount you receive on surrender may be more than your original purchase payment and accrued interest. The market adjusted value also affects settlements under an annuity payment plan. (See "Market Value Adjustment")

PREMIUM TAXES: We may deduct premium taxes that may be imposed on us by state or local governments from the accumulation value of your contract. State premium taxes range from 0 to 3.5% of your gross purchase payments. (See "Premium Taxes")

DEATH BENEFIT PRIOR TO SETTLEMENT: The contract provides for a guaranteed death benefit. If the annuitant or owner dies before the settlement date, we will pay to the owner or beneficiary the death benefit in place of any other payment under the contract. The amount of the death benefit will equal the accumulation value. (See "Death Benefit Prior to Settlement")

THE ANNUITY PAYMENT PERIOD: Beginning at a specified time in the future, we will pay the owner a lump sum payment or start to pay a series of payments. You may choose a series of payments under some annuity plans. (See "The Annuity Payment Period")



                            RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  3

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values to satisfy other statutory obligations. Under these circumstances we may refuse to process transactions under the contract until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.



4  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract:

ACCUMULATION VALUE: The value of the purchase payment plus interest credited, adjusted for any surrenders and surrender charges.

ANNUITANT: The person on whose life monthly annuity payments depend.

ANNUITY: A contract purchased from an insurance company that offers tax-deferred growth of the purchase payment until earnings are withdrawn.

CASH SURRENDER VALUE: The market adjusted value less any applicable surrender charge. On the last day of a guarantee period, the cash surrender value is the accumulation value.

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract, or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement or a similar long-term goal by making a purchase payment. A contract provides for a lifetime or other forms of payments beginning at a specified time in the future.

CONTRACT ANNIVERSARY: The same day and month as the contract date each year that the contract remains in force.

CONTRACT DATE: The effective date of the contract as designated in the contract.

CURRENT INTEREST RATE: The applicable interest rate contained in a schedule of rates established by us at our discretion from time to time for various guarantee periods.

INITIAL GUARANTEE PERIOD: The period during which the initial guarantee rate will be credited.

INITIAL GUARANTEE RATE: The rate of interest credited to the purchase payment during the initial guarantee period.

MARKET ADJUSTED VALUE: The accumulation value increased or decreased by the market adjusted value formula, on any date before the end of the guarantee period.

MARKET VALUE ADJUSTMENT: The market adjusted value minus the accumulation value.

OWNER: The person or entity to whom the contract is issued.

PURCHASE PAYMENT: Payment made to RiverSource Life for a contract.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Plans under Section 401(k) of the Code

- Custodial and investment only plans under Section 401(a) of the Code

- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RENEWAL DATE: The first day of a renewal guarantee period. It will always be on a contract anniversary.

RENEWAL GUARANTEE PERIOD: A renewal guarantee period will begin at the end of each guarantee period.

RENEWAL GUARANTEE RATE: The rate of interest credited to the renewal value during the renewal guarantee period as set at our discretion.

RENEWAL VALUE: The accumulation value at the end of the current guarantee period.

RIVERSOURCE LIFE: In this prospectus, "we," "us" and "RiverSource Life" refer to RiverSource Life Insurance Company and "you" and "yours" refer to an owner who has been issued a contract.

SETTLEMENT: The application of contract value to provide annuity payments. If the settlement date is not the last day of a guarantee period, we apply the market adjusted value of the contract. On the last day of a guarantee period, we apply the accumulation value of the contract.

SETTLEMENT DATE: The date on which annuity payments are to begin.

WRITTEN REQUEST: A request in writing signed by you and delivered to us at our home office.



                            RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  5

DESCRIPTION OF CONTRACTS

GENERAL
This prospectus describes interests in qualified and nonqualified group and individual market value annuity contracts offered by RiverSource Life to the general public.

As described in this prospectus, the contracts have an interest rate guaranteed by RiverSource Life that we credit to a purchase payment in the contract when the purchase payment stays in the contract to its renewal date. We credit (compound) interest daily to achieve a stated annual effective rate, based on a 365-day year. We do not pay interest on leap days (Feb. 29). Surrenders prior to the renewal date are subject to a market value adjustment, a surrender charge (if applicable), income taxes, and a 10% IRS tax penalty if withdrawn prior to age 59 1/2.

APPLICATION AND PURCHASE PAYMENT
We no longer offer new contracts. However, you have the option to renew existing contracts. For individuals age 90 and younger, the maximum purchase payment is $1,000,000 without prior approval. This limit applies in total to all RiverSource Life annuities you own. Once we apply a purchase payment to a contract, we do not permit any additional purchase payment under the contract.

We will return an improperly completed application, along with the corresponding purchase payment, five business days after we receive it.

A payment is credited to a contract on the date we receive a properly completed application at our home office along with the purchase payment. Interest is earned the next day. RiverSource Life then issues a contract and confirms the purchase payment in writing.

RIGHT TO CANCEL
State or federal law may give you the right to cancel the contract within a specific period of time after receipt of the contract and receive a refund of the entire purchase payment. For revocation to be effective, mailing or delivery of notice of cancellation must be made in writing to our home office at the following address: RiverSource Life Insurance Company, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

GUARANTEE PERIODS
You select the duration of the guarantee period from among those durations we offer when we receive your application and payment. The duration selected will determine the guaranteed interest rate and the purchase payment (less surrenders made and less applicable premium taxes, if any) will earn interest at this guaranteed interest rate during the entire guarantee period. Interest is credited to your annuity daily. All interest rates we quote are effective annual interest rates. This refers to the rate that results after interest has compounded daily for a full year. In other words, the interest you earn each day earns interest itself the next day, assuming you do not withdraw it. (At the end of a year, assuming you have made no withdrawals, your interest earnings will equal your guaranteed rate multiplied by your contract value at the beginning of the year.)

The example below shows how we will credit interest during the guarantee period. For the purpose of this example, we have made the assumptions as indicated.



6  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

EXAMPLE OF GUARANTEED RATE OF ACCUMULATION

Beginning account value:  $50,000
Guaranteed period:        10 years
Guaranteed rate:          4% annual effective rate



                                                  INTEREST CREDITED TO THE     CUMULATIVE INTEREST
 YEAR                                                ACCOUNT DURING YEAR     CREDITED TO THE ACCOUNT   ACCUMULATION VALUE
 1                                                        $2,000.00                 $ 2,000.00             $52,000.00
 2                                                         2,080.00                   4,080.00              54,080.00
 3                                                         2,163.20                   6,243.20              56,243.20
 4                                                         2,249.73                   8,492.93              58,492.93
 5                                                         2,339.72                  10,832.65              60,832.65
 6                                                         2,433.31                  13,265.95              63,265.95
 7                                                         2,530.64                  15,796.59              65,796.59
 8                                                         2,631.86                  18,428.45              68,428.45
 9                                                         2,737.14                  21,165.59              71,165.59
 10                                                        2,846.62                  24,012.21              74,012.21


Guaranteed accumulation value at the end of 10 years is:

       $50,000 + $24,012.21 = $74,012.21

NOTE: THIS EXAMPLE ASSUMES NO SURRENDERS OF ANY AMOUNT DURING THE ENTIRE TEN-YEAR PERIOD. A MARKET VALUE ADJUSTMENT APPLIES AND A SURRENDER CHARGE MAY APPLY TO ANY INTERIM SURRENDER (SEE "SURRENDERS"). THE HYPOTHETICAL INTEREST RATES ARE ONLY ILLUSTRATIONS. THEY DO NOT PREDICT FUTURE INTEREST RATES TO BE DECLARED UNDER THE CONTRACT. ACTUAL INTEREST RATES DECLARED FOR ANY GIVEN TIME MAY BE MORE OR LESS THAN THOSE SHOWN.

RENEWAL GUARANTEE PERIODS: At the end of any guarantee period, a renewal guarantee period will begin. We will notify you in writing about the renewal guarantee periods available before the renewal date. This written notification will not specify the interest rate for the renewal value. You may elect in writing, during the 30-day period before the end of the guarantee period, a renewal guarantee period of a different duration from among those we offer at that time. If you do not make an election, we will automatically apply the renewal value to a guarantee period of one year. In no event may renewal guarantee periods extend beyond the settlement date then in effect for the contract. For example, if the annuitant is age 82 at the end of a guarantee period and the settlement date for the annuitant is age 85, a three-year guarantee period is the maximum guarantee period that you may choose under the contract. The renewal value will then earn interest at a guaranteed interest rate that we have declared for this duration. We may declare new schedules of guaranteed interest rates as often as daily.

At the beginning of any renewal guarantee period, the renewal value will be the accumulation value at the end of the guarantee period just ending. We guarantee the renewal value with our general assets. This amount will earn interest for the renewal guarantee period at the then applicable guaranteed interest rate for the period selected. This rate may be higher or lower than the previous guaranteed interest rate.

At your written request, we will notify you of the renewal guarantee rates for the periods then available. You also may call us to ask about renewal guarantee rates.

ESTABLISHMENT OF GUARANTEED INTEREST RATES: We will know the guaranteed interest rate for a chosen guarantee period at the time we receive a purchase payment or you renew an accumulation value. We will send a confirmation that will show the amount and the applicable guaranteed interest rate. The minimum guaranteed interest rate for renewal values is 3% per year. The rate on renewal values will be equal to or greater than the rate credited on new comparable purchase payments at that time.

The interest rates that RiverSource Life will declare as guaranteed rates in the future are determined by us at our discretion. We will determine the rates based on various factors including, but not limited to the interest rate environment, returns earned on investments backing these annuities (see "Investments by RiverSource Life"), product design, competition, and RiverSource Life's revenues and expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE FUTURE GUARANTEED INTEREST RATES ABOVE THE 3% RATE.



                            RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  7

SURRENDERS
GENERAL: Subject to certain tax law and retirement plan restrictions noted below, you may make total and partial surrenders under a contract at any time.

For all surrenders, we will reduce the accumulation value by the amount surrendered on the surrender date and that amount will be payable to the owner. We will also reduce the accumulation value by any applicable surrender charge. We will either reduce or increase the accumulation value by any market value adjustment applicable to the surrender. RiverSource Life will, on request, inform you of the amount payable in a total or partial surrender.

Any total or partial surrender may be subject to tax and tax penalties. Surrenders from certain tax qualified annuities also may be subject to 20% income tax withholding. (See "Taxes".)

TAX-SHELTERED ANNUITIES: The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

PARTIAL SURRENDERS: Unless we agree otherwise, the minimum amount you may surrender is $250. You cannot make a partial surrender if it would reduce the accumulation value of your annuity to less than $2,000.

You may request the net check amount you wish to receive. We will determine how much accumulation value needs to be surrendered to yield the net check amount after any applicable market value adjustments and surrender charge deductions.

You may make a partial surrender request not exceeding $100,000 by telephone. We have the authority to honor any telephone partial surrender request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. As long as reasonable procedures are followed, neither RiverSource Life nor its affiliates will be liable for any loss resulting from fraudulent requests. At times when the volume of telephone requests is unusually high, we will take special measures to ensure that your call is answered as promptly as possible. We will not allow a telephone surrender request within 30 days of a phoned-in address change.

TOTAL SURRENDERS: We will compute the value of your contract at the next close of business after we receive your request for a complete surrender. We may ask you to return the contract.

PAYMENT ON SURRENDER: We may defer payment of any partial or total surrender for a period not exceeding six months from the date we receive your notice of surrender or the period permitted by state insurance law, if less. Only under extraordinary circumstances will we defer a surrender payment more than seven days, and if we defer payment for more than 30 days, we will pay annual interest of at least 3% on the amount deferred. While all circumstances under which we could defer payment upon surrender may not be foreseeable at this time, such circumstances could include, for example, our inability to liquidate assets due to a general financial crisis. If we intend to withhold payment more than 30 days, we will notify you in writing.



8  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

NOTE: We will charge you a fee if you request express mail delivery or that payment be wired to your bank. For instructions, please contact your sales representative.

Any partial surrenders you take under your contract will reduce your accumulation value. As a result, the value of your death benefit will also be reduced. In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of your death benefit (see "Taxes -- Qualified Annuities -- Required minimum distributions").

SURRENDER CHARGE
We may assess a surrender charge on any total or partial surrender taken prior to the eighth contract anniversary unless the surrender occurs on the last day of a guarantee period. We will base the amount of the surrender charge on the length of the guarantee period. The table below shows the maximum amount of the surrender charge.

 SURRENDER CHARGE PERCENTAGE:

 GUARANTEE                        CONTRACT YEARS AS MEASURED FROM THE BEGINNING OF A GUARANTEE PERIOD
PERIOD              1                  2                  3                  4                  5                  6
 1 year             1%
 2 years            2                  1%
 3 years            3                  2                  1%
 4 years            4                  3                  2                  1%
 5 years            5                  4                  3                  2                  1%
 6 years            6                  5                  4                  3                  2                  1%
 7 years            7                  6                  5                  4                  3                  2
 8 years            8                  7                  6                  5                  4                  3
 9 years            8                  7                  6                  5                  4                  3
 10 years           8                  7                  6                  5                  4                  3
            CONTRACT YEARS AS MEASURED FROM THE
 GUARANTEE    BEGINNING OF A GUARANTEE PERIOD
PERIOD              7                  8
 1 year
 2 years
 3 years
 4 years
 5 years
 6 years
 7 years            1%
 8 years            2                  1%
 9 years            2                  1
 10 years           2                  1


To determine the surrender charge on the initial guarantee period, in the "Guarantee period" column find the number of years for the guarantee period you have chosen. The row that period is in reflects the schedule of surrender charges during that period. For example, a 5-year guarantee period has a 5% surrender charge in the first contract year, a 4% charge in the second, a 3% charge in the third, a 2% charge in the fourth, and a 1% charge in the fifth.

For renewal guarantee periods, we will base the surrender charge on the lesser of:

- the length of the new guarantee period; or

- the number of years remaining until the eighth contract anniversary.

In our example, if a contract owner chose an initial guarantee period of five years and later a renewal guarantee period of four years, the surrender charge schedule for that renewal guarantee period would be three years long. That is because there are only three years remaining until the eighth contract anniversary (8 - 5 = 3), and three years is less than the four-year length of the new guarantee period. The surrender charge percentages would be:

                 CONTRACT YEAR                                 SURRENDER CHARGE
                       1                                               5%
                       2                                               4
                       3                                               3
                       4                                               2
                       5                                               1*
                       6                                               3
                       7                                               2
                       8                                               1
                      9+                                               0


* 0% on last day of fifth contract year.

There will never be any surrender charges after the eighth contract anniversary.

Also, after the first contract anniversary, surrender charges will not apply to surrenders of amounts totalling up to 10% of the accumulation value as of the last contract anniversary.



                            RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  9

SURRENDER CHARGE CALCULATION: If there is a surrender charge, we calculate it as:
  (A - B) X P

where:  A  =  market adjusted value surrendered
        B  =  the lesser of A or 10% of accumulation value on last contract anniversary not already taken as a partial surrender this contract year. (Before the first contract anniversary, B does not apply.)
        P  =  applicable surrender charge percentage


For an illustration of a partial surrender and applicable surrender charges, see Appendix A.

SURRENDER CHARGE UNDER ANNUITY PAYMENT PLAN E: Under this payment plan, you can choose to take a full surrender at any time after one year of payments. The amount you can surrender is the present value of any remaining payments. The discount rate we use in calculating the present value is based on the annual effective interest rate for then-current payment amounts for immediate annuities with the same purchase amount and remaining term length plus 1.5%. The surrender charge equals the net present value of the remaining payments (determined after we apply the discount rate) multiplied by a surrender charge percentage. This percentage is 5% in payment year two decreasing by 1% per year until it is 0% in payment year seven and thereafter. This feature is not available in all states. Please contact your sales representative for availability.

WAIVER OF SURRENDER CHARGE: We will assess no surrender charge:

- on the last day of a guarantee period;

- after the eighth contract anniversary;

- after the first contract anniversary for surrenders of amounts totalling up to 10% of the contract accumulation value as of the last contract anniversary;

- to the extent that they exceed the 10% of the contract value on the prior contract anniversary (available after the first anniversary), required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

- upon the death of the annuitant or owner; or

- upon the application of the market adjusted value to provide annuity payments under an annuity payment plan, unless an Annuity Payment Plan E is later surrendered. (If the application occurs on a renewal date, there will be no surrender charge or market value adjustment, and the full accumulation value will be applied under an annuity payment plan.)

In some cases, such as when an employer makes this annuity available to employees, we may expect to incur lower sales and administrative expenses or perform fewer services due to the size of the group, the average contribution and the use of group enrollment procedures. Then we may be able to reduce or eliminate surrender charges. However, we expect this to occur infrequently.

MARKET VALUE ADJUSTMENT

We guarantee the accumulation value, including the interest credited, if the contract is held until the end of the guarantee period. However, we will apply a market value adjustment if a surrender occurs prior to the end of the guarantee period. The market adjusted value also affects settlements under an annuity payment plan occurring at any time other than the last day of a guarantee period.

The market adjusted value is your accumulation value (purchase payment plus interest credited minus surrenders and surrender charges) adjusted by a formula. The market adjusted value reflects the relationship between the guaranteed interest rate on your contract and the interest rate we are crediting on new or renewal Guaranteed Term Annuity contracts with guarantee periods that are the same as the time remaining in your guarantee period.

The market adjusted value is sensitive to changes in current interest rates. The difference between your accumulation value and market adjusted value on any day will depend on our current schedule of guaranteed interest rates on that day, the time remaining in your guarantee period and your guaranteed interest rate.

Upon surrender your market adjusted value may be greater than your contract's accumulation value, equal to it or less than it depending on how the guaranteed interest rate on your contract compares to the interest rate of a new Guaranteed Term Annuity for the same number of years as the guarantee period remaining on your contract.

Before we look at the market adjusted value formula, it may help to look in a general way at how comparing your contract's guaranteed rate and the rate for a new contract affects your market adjusted value.



10  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

RELATIONSHIP BETWEEN YOUR CONTRACT'S GUARANTEED RATE AND NEW CONTRACT FOR THE SAME NUMBER OF YEARS AS THE GUARANTEED PERIOD REMAINING ON YOUR CONTRACT:

 IF YOUR ANNUITY RATE IS:                       YOUR MARKET ADJUSTED VALUE WILL BE:
 less than the new annuity rate +.25%           less than your accumulation value
 equal to the new annuity rate +.25%            equal to your accumulation value
 greater than the new annuity rate +.25%        greater than your accumulation value


GENERAL EXAMPLES
ASSUME:
- You purchase a contract and choose a guarantee period of 10 years.

- We guarantee an interest rate of 4.5% annually for your 10-year guarantee period.

- After three years you decide to surrender your contract. In other words, you decide to surrender your contract when you have seven years left in your guarantee period.

Remember that your market adjusted value depends partly on the interest rate of a new Guaranteed Term Annuity for the same number of years as the guarantee period remaining on your contract. In this case, that is seven years.

EXAMPLE 1: Remember that your contract is earning 4.5%. Assume that new contracts that we offer with a seven-year guarantee period are earning 5.0%. We add 0.25% to the 5.0% rate to get 5.25%. Your contract's 4.5% rate is less than the 5.25% rate and, as reflected in the table above, your market adjusted value will be less than your accumulation value.

EXAMPLE 2: Remember again that your contract is earning 4.5%, and assume that new contracts that we offer with a seven-year guarantee period are earning 4.0%. We add 0.25% to the 4.0% rate we are paying on new contracts, which equals 4.25%, and compare that number to the 4.5% you are earning on your contract. In this example, your contract's 4.5% rate is greater than the 4.25% rate, and, as reflected in the table above, your market adjusted value will be greater than your accumulation value. To determine that adjustment precisely, you will have to use the formula described below.

As shown in the table headed "Surrender charge percentage," when your guarantee period is 10 years and you have begun your fourth contract year from the beginning of the guarantee period, your surrender charge percentage is 5%. In either of our two examples, a 5% surrender charge would be deducted from the market adjusted value.

The precise market adjusted value formula is as follows:

                            (RENEWAL VALUE)
MARKET ADJUSTED VALUE =  --------------------
                           (1 + iMvi)(N + t)




Renewal value  =  The accumulation value at the end of the current guarantee period
         iMvi  =  The current interest rate offered for a new Guaranteed Term Annuity
                  +.0025
            N  =  The number of complete contract years to the end of the current guarantee period
            t  =  The fraction of the contract year remaining to the end of the contract year
                  (for example, if 180 days remain in a 365-day contract year, it would be
                  .493)


The current interest rate we offer on the Guaranteed Term Annuity will change periodically at our discretion. It is the rate we are then paying on purchase payments and renewals paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the contract to which the formula is being applied. If the remaining guarantee period is a number of complete years, we will use the specific complete year guarantee rate. If the remaining guarantee period is less than one year, we will use the one year guarantee rate. If the remaining guarantee period is a number of complete years plus fractional years, we will determine the rate by straight line interpolation between the two years' rates. For example, if the remaining guarantee period duration is 8.5 years, and the current guaranteed interest rate for eight years is 4% and nine years is 5%, RiverSource Life will use a guaranteed interest rate of 4.5%.

MARKET VALUE ADJUSTMENT FORMULA:
  Market value adjustment = Market adjusted value less accumulation value

For an illustration showing an upward and downward adjustment, see Appendix B.



                           RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  11

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon the state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium taxes when annuity payments begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you surrender your contract.

DEATH BENEFIT PRIOR TO SETTLEMENT

If you or the annuitant die before the settlement date, the death benefit payable to the beneficiary will equal the accumulation value. We will determine the accumulation value as of the date our death claim requirements are fulfilled. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the named beneficiary within seven days after our death claim requirements are fulfilled. If there is no named beneficiary, then the default provisions of your contract will apply.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payments under any annuity payment plan available under this contract if:
- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payments begin no later than one year after your death, or other date permitted by the IRS; and

- the payment period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payment plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his or her own with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payment plan or another plan agreed to by us. If your spouse elects a payment plan, the payments must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payments must begin no later than Dec. 31 of the year following the year of your death.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payment plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payments from the contract over a five year period. If your beneficiary does not elect a five year payment period, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payments under any payment plan available under this contract if:
  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and
  - payments begin no later than one year following the year of your death; and
  - the payment period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYMENT PLAN: If you elect an annuity payment plan, the payments to your beneficiary will continue pursuant to the annuity payment plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account). If the beneficiary chooses the checking account option, the proceeds will be deposited into an interest bearing checking account issued by Ameriprise Bank, FSB, member FDIC unless the beneficiary fails to meet the requirements of using this option.

THE ANNUITY PAYMENT PERIOD

THE SETTLEMENT DATE
Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments) and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end. When we processed your application, we established the settlement date as the maximum age (or contract


12 RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the settlement date, provided you send us written instructions at least 30 days before annuitization payments begin.

Generally, the settlement date must be no later than the later of the annuitant's 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new settlement date was set to a birthday later than age
95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

Six months prior to your settlement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract's default option of Plan B-Life annuity with 10 years certain, will begin on the settlement date, and monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new retirement start date, your contract will not be automatically annuitized. If you satisfy your RMDs for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuitization payments for these contracts.

ANNUITY PAYMENT PLANS
There are different ways to receive annuity payments. We call these plans. You may select one of these plans, or another payment arrangement to which we agree, by giving us written notice at least 30 days before the settlement date.

You may ask us to apply the market adjusted value (less applicable premium taxes, if any) on the settlement date under any of the annuity plans described below, but in the absence of an election, we will apply the market adjusted value on the settlement date under Plan B to provide a life annuity with 120 monthly payments certain.

If the amount to be applied to an annuity plan is not at least $2,000 or if payments are to be made to other than a natural person, we have the right to make a lump sum payment of the cash surrender value. If a lump sum payment is from a qualified annuity (except an IRA, Roth IRA or SEP), 20% income tax withholding may apply.

- PLAN A: This provides monthly annuity payments for the lifetime of the annuitant. We will not make payments after the annuitant dies.

- PLAN B: This provides monthly annuity payments for the lifetime of the annuitant with a guarantee by us that payments will be made for a period of at least five, ten or 15 years. You must select the period.

- PLAN C: This provides monthly annuity payments for the lifetime of the annuitant with a guarantee by us that payments will be made for a certain number of months. We determine the number of months by dividing the market adjusted value applied under this plan by the amount of the monthly annuity payment.

- PLAN D: We call this a joint and survivor life annuity. Monthly payments will be paid while both the annuitant and a joint annuitant are living. When either the annuitant or joint annuitant dies, we will continue to make monthly payments until the death of the surviving annuitant. We will not make payments after the death of the second annuitant.

- PLAN E: This provides monthly fixed dollar annuity payments for a period of years that you elect. The period of years may be no less than 10 nor more than
  30. At any time after one year of payments, you can elect to have us determine the present value of any remaining payments and pay it to you in a lump sum. The discount rate we use in the calculation is based on the annual effective interest rate for then-current payment amounts for immediate annuities with the same purchase amount and remaining term length plus 1.5% (see "Description of Contracts -- Surrender Charge -- Surrender charge under Annuity Payment Plan E"). A 10% IRS penalty tax could apply if you make a surrender (see "Taxes"). This feature is not available in all states. Please contact your sales representative for availability.

Other annuity payment plan options may be available.

The contract provides for annuity payment plans on a fixed basis only. The amount of the annuity payment will depend on:

- the market adjusted value (less any applicable premium tax not previously deducted) on the settlement date;

- the annuity table we are then using for annuity settlements (never less than the table guaranteed in the contract);

- the annuitant's age; and

- the annuity payment plan selected.

The tables for Plans A, B, C and D are based on the "1983 Individual Annuitant Mortality Table A" and an assumed rate of 4% per year. The table for Plan E is based on an interest rate of 4%. RiverSource Life may, at our discretion, if mortality appears more favorable and interest rates justify, apply other tables that will result in higher monthly payments.



                           RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  13

ANNUITY PAYMENT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If you elect an annuity payment plan from your qualified annuity, it must comply with certain IRS regulations governing RMDs. In general, your annuity payment plan will meet these regulations if it meets the incidental distribution benefit requirements, if any, and the payments are made:

- in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

AMENDMENT, DISTRIBUTION AND ASSIGNMENT OF CONTRACTS

AMENDMENT OF CONTRACTS
We reserve the right to amend the contracts to meet the requirements of applicable federal or state laws or regulations. We will notify you in writing of any such amendments.

DISTRIBUTION OF CONTRACTS
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


RiverSource Distributors is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.


SALES OF THE CONTRACT
The contracts are continuously offered to the public through an affiliated broker-dealer that is registered with the SEC and a member of the FINRA. We and RiverSource Distributors have a selling agreement with the selling firm. The selling agreement authorizes the selling firm to offer the contract to the public. We pay the selling firm (or an affiliated insurance agency) commissions for contracts its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including, but not limited to your cancellation of a contract.

PAYMENTS TO THE SELLING FIRM
Under the selling agreement, we pay time-of-sale commissions of up to 6% of purchase payments on the contract as well as service/trail commissions of up to 0.125% based on annual total accumulation value of the contract for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1% of purchase payments on the contract for a period of time we select.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

SOURCES OF PAYMENTS TO THE SELLING FIRM
We pay the commissions and other compensation described above from our assets. Our assets include revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract and revenues we receive from other contracts and policies we sell and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through fees and expenses we collect from you in connection with your contract, including surrender charges.

POTENTIAL CONFLICTS OF INTEREST
The compensation payment arrangement with the selling firm can potentially:

- give the selling firm a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause the selling firm to encourage its sales representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

PAYMENTS TO SALES REPRESENTATIVES
A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other


14 RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

ASSIGNMENT OF CONTRACTS
You may change ownership of your annuity at any time by completing a change of ownership form we approve and sending it to our home office. No change of ownership will be binding on us until we receive and record it. If you have a qualified annuity, the contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code; provided, however, that if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of a contract may be transferred to the annuitant.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYMENTS: Generally, unlike surrenders described below, a portion of each payment will be ordinary income and subject to tax, and a portion of each payment will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payment Plan
A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payment plans, where the annuity payments end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payments end. (See "The Annuity Payment Period -- Annuity Payment Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

SURRENDERS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payments begin, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payment or surrender, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payment plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.




                           RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  15

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.





MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until surrendered or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payments are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts annuity contracts and qualified long-term care insurance contracts. while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange. Different IRS limitations on surrenders apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.



16  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYMENTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payment generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYMENTS FROM ROTH IRAS: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payment from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special RMD rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payment or a surrender, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payment plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payment is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payment is one in a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payment is a RMD as defined under the Code;

- the payment is made on account of an eligible hardship; or



                           RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  17

- the payment is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);




- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);


- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

THE COMPANY

BUSINESS
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

INVESTMENTS BY RIVERSOURCE
RiverSource Life must invest its assets in its general account in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. In general, these laws permit investments, within specified


18 RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, asset-backed securities, preferred and common stocks, real estate mortgages, real estate and certain other investments. All claims by purchasers of the contracts, and other general account products, will be funded by the general account.

We intend to construct and manage the investment portfolio relating to these market value annuity contracts in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guaranteed interest periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;
- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by the nationally recognized rating agencies or are rated in the two highest grades by the National Association of Insurance Commissioners;
- Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;
- Other debt instruments, which are rated below investment grade, limited to 15% of assets at the time of purchase; and
- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.


LEGAL PROCEEDINGS


Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.



                           RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  19

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.



20  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

APPENDIX A

PARTIAL SURRENDER ILLUSTRATION
Involving a surrender charge and a market value adjustment

ANNUITY ASSUMPTIONS

Single payment             $10,000
Guarantee period           10 years
Guarantee rate(ig)         4% effective annual yield



                                                                                     END OF CONTRACT YEAR
                                                                                      ACCUMULATION VALUES
 CONTRACT YEAR                                                   SURRENDER CHARGE%     IF NO SURRENDERS
 1                                                                       8%               $10,400.00
 2                                                                       7                 10,816.00
 3                                                                       6                 11,248.64
 4                                                                       5                 11,698.59
 5                                                                       4                 12,166.53
 6                                                                       3                 12,653.19
 7                                                                       2                 13,159.32
 8                                                                       1                 13,685.69
 9                                                                       0                 14,233.12
 10                                                                      0                 14,802.44


PARTIAL SURRENDER ASSUMPTIONS
On the first day of your fourth contract year you request a partial surrender of:

Example I -- $2,000 of your accumulation value

Example II -- A $2,000 net surrender check

You may surrender 10% of $11,248.64 (end of third contract year accumulation value) without surrender charge but subject to a market value adjustment -- this is $1,124.86

The excess market adjusted value surrendered is subject to both a 5% (fourth contract year) surrender charge and a market value adjustment.

The current rate applicable for new sales and renewals = 3%

The current rate applicable for new sales and renewals +.0025(iMvi) = 3.25%

The number of full years left in your guarantee period (N) = 7

The number of fractional years left in your guarantee period (t) = 0

EXAMPLE I -- $2,000 of accumulation value surrendered

WHAT WILL BE YOUR MARKET VALUE ADJUSTMENT AMOUNT?
The market adjusted value of your $2,000 partial surrender will be:

                        RENEWAL VALUE OF ACCUMULATION VALUE SURRENDERED
                        -----------------------------------------------
                                       (1 + iMvi)(N + t)




                                $2,000 (1 + ig)7
                            =  ------------------
                                   (1 + iMvi)7

                                 $2,000 (1.04)7
                            =  ------------------
                                    (1.0325)7

                            =       $2,103.94



The market value adjustment = the market adjusted value surrendered less the accumulation value surrendered

       $2,103.94 - $2,000 = $103.94

(NOTE: THIS MARKET VALUE ADJUSTMENT IS POSITIVE. IN OTHER CASES THE MARKET VALUE ADJUSTMENT MAY BE NEGATIVE.)



                           RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  21

WHAT WILL BE YOUR SURRENDER CHARGE AMOUNT?
The surrender charge will be 5% multiplied by the excess of the market adjusted value over the accumulation value that may be surrendered without surrender charge:

       ($2,103.94 - $1,124.86) x .05 = $48.95

WHAT NET AMOUNT WILL YOU RECEIVE?
Your contract's accumulation value will decrease by $2,000 and we will send you a check for:

Accumulation value
  surrendered               $2,000.00
Market value adjustment        103.94
Less surrender charge          (48.95)
                            ---------
Net surrender amount        $2,054.99


EXAMPLE II -- $2,000 NET SURRENDER CHECK REQUESTED

WHAT WILL BE THE ACCUMULATION VALUE SURRENDERED?
Tell us if you want a specific net surrender check amount. We will work backwards using an involved formula to determine how much accumulation value must be surrendered to result in a net check to you for a specific amount. For a $2,000 net check to you, the formula results in $1,944.98 of accumulation value to be surrendered.

WHAT WILL BE YOUR MARKET VALUE ADJUSTMENT AMOUNT?
The market adjusted value is:

                        RENEWAL VALUE OF ACCUMULATION VALUE SURRENDERED
                        -----------------------------------------------
                                       (1 + iMvi)(N + t)




                               $1,944.98 (1 + ig)7
                            =  -------------------
                                   (1 + iMvi)7

                                $1,944.98 (1.04)7
                            =  -------------------
                                    (1.0325)7

                            =       $2,046.06



The market value adjustment = the market adjusted value surrendered less the accumulation value surrendered

       $2,046.06 - $1,944.98 = $101.08

(NOTE: THIS MARKET VALUE ADJUSTMENT IS POSITIVE. IN OTHER CASES THE MARKET VALUE ADJUSTMENT MAY BE NEGATIVE.)

WHAT WILL BE YOUR SURRENDER CHARGE AMOUNT?
The surrender charge will be 5% multiplied by the excess of the market adjusted value over the accumulation value that may be surrendered without surrender charge:

       ($2,046.06 - $1,124.86) x .05 = $46.06

WHAT NET AMOUNT WILL YOU RECEIVE?
Your contract's accumulation value will decrease by $1,944.98 and we will send you a check for:

Accumulation value
  surrendered               $1,944.98
Market value adjustment        101.08
Less surrender charge          (46.06)
                            ---------
Net surrender amount        $2,000.00





22  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

APPENDIX B

MARKET VALUE ADJUSTMENT ILLUSTRATION
ANNUITY ASSUMPTIONS

Single payment             $50,000
Guarantee period           10 years
Guarantee rate             4% effective annual yield


MARKET VALUE ADJUSTMENT ASSUMPTIONS: These examples show how the market value adjustment may affect your contract values. The surrenders in these examples occur one year after the contract date. There are no previous surrenders.

The accumulation value at the end of one year is $52,000. If there aren't any surrenders, the renewal value at the end of the 10-year guarantee period will be $74,012.21.

We base the market value adjustment on the rate we are crediting (at the time of your surrender) on new contracts with the same length guarantee period as the time remaining in your guarantee period. After one year, you have nine years left of your 10-year guarantee period.

Example I shows a downward market value adjustment. Example II shows an upward market value adjustment. These examples do not show the surrender charge (if any) that would be calculated separately after the market value adjustment. Surrender charge calculations are shown in Appendix A.

MARKET ADJUSTED VALUE FORMULA:

                         (RENEWAL VALUE) -
MARKET ADJUSTED VALUE =  (1 + IMVI)(N + T)




Renewal value  =   The accumulation value at the end of the current guarantee period
         iMvi      The current interest rate offered for new contract sales and renewals for the number of years remaining in the guarantee period
               =   +.0025
            N      The number of complete contract years to the end of the current
               =   guarantee period
            t      The fraction of the contract year remaining to the end of the
               =   contract year


EXAMPLE I -- Downward market value adjustment
A surrender results in a downward market value adjustment when interest rates have increased. Assume after one year, we are now crediting 4.5% for a new contract with a nine-year guarantee period. If you fully surrender, the market adjusted value would be:

                                         RENEWAL VALUE
                                      ------------------
                                       (1 + iMvi)(N + t)





                                       $74,012.21
                               =      ------------
                                      (1 + .0475)9

                               =       $48,743.54



The market value adjustment is a $3,256.46 reduction of the accumulation value:

       ($3,256.46) = $48,743.54 - $52,000

If you surrendered half of your contract instead of all, the market adjusted value of the surrendered portion would be one-half that of the full surrender:

              $37,006.11
$24,371.77 =  ----------
              (1 + .0475)9





                           RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS  23

EXAMPLE II -- Upward market value adjustment
A surrender results in an upward market value adjustment when interest rates have decreased more than .25%. Assume after one year, we are now crediting 3.5% for a new contract with a nine-year guarantee period. If you fully surrender, the market adjusted value would be:

                                         RENEWAL VALUE
                                     --------------------
                                       (1 + iMvi)(N + t)





                                       $74,012.21
                               =     --------------
                                      (1 + .0375)9

                               =       $53,138.64



The market value adjustment is a $1,138.64 increase of the accumulation value:

       $1,138.64 = $53,138.64 - $52,000

If you surrendered half of your contract instead of all, the market adjusted value of the surrendered portion would be one-half that of the full surrender:

              $37,006.11
$26,569.32 =  ----------
              (1 + .0375)9





24  RIVERSOURCE GUARANTEED TERM ANNUITY -- PROSPECTUS

(RIVERSOURCE ANNUITIES LOGO)


RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919



    RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
     RiverSource Life Insurance Company. Both companies are affiliated with
                       Ameriprise Financial Services, Inc.

       2008-2012 RiverSource Life Insurance Company. All rights reserved.


S-6401 AC (4/12)

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE

RETIREMENT ADVISOR ADVANTAGE PLUS(R) VARIABLE ANNUITY

RIVERSOURCE

RETIREMENT ADVISOR SELECT PLUS(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

New RiverSource Retirement Advisor Advantage Plus and RiverSource Retirement Advisor Select Plus contracts are not currently being offered.

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            70100 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-862-7919


            (Corporate Office)

            ameriprise.com/variableannuities
            RIVERSOURCE VARIABLE ACCOUNT 10/RIVERSOURCE ACCOUNT MGA

This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor Advantage Plus Variable Annuity (RAVA Advantage Plus), or the RiverSource Retirement Advisor Select Plus Variable Annuity (RAVA Select Plus). The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:

Alliance Bernstein Variable Products Series Fund, Inc.
American Century Variable Portfolios, Inc.

BlackRock Variable Series, Inc.

Calvert Variable Series, Inc.
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II

Credit Suisse Trust


DWS Variable Series II

Eaton Vance Variable Trust
Fidelity(R) Variable Insurance Products - Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust   (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds

Janus Aspen Series: Service Shares

Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM)
Morgan Stanley Universal Investment Funds (UIF)
Neuberger Berman Advisers Management Trust
Oppenheimer Variable Account Funds - Service Shares
PIMCO Variable Insurance Trust (VIT)
Putnam Variable Trust - Class IB Shares
Wanger Advisors Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 1

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your financial advisor about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contracts. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACT IN BRIEF.......................    6
EXPENSE SUMMARY.............................    8
CONDENSED FINANCIAL INFORMATION.............   16
FINANCIAL STATEMENTS........................   16
THE VARIABLE ACCOUNT AND THE FUNDS..........   16
GUARANTEE PERIOD ACCOUNTS (GPAS)............   26
THE FIXED ACCOUNT...........................   27
THE SPECIAL DCA ACCOUNT.....................   28
BUYING YOUR CONTRACT........................   28
CHARGES.....................................   31
VALUING YOUR INVESTMENT.....................   37
MAKING THE MOST OF YOUR CONTRACT............   39
SURRENDERS..................................   47
TSA -- SPECIAL PROVISIONS...................   48
CHANGING OWNERSHIP..........................   49
BENEFITS IN CASE OF DEATH -- STANDARD DEATH
  BENEFIT...................................   49
OPTIONAL BENEFITS...........................   51
THE ANNUITY PAYOUT PERIOD...................   64
TAXES.......................................   66
VOTING RIGHTS...............................   70
SUBSTITUTION OF INVESTMENTS.................   70
ABOUT THE SERVICE PROVIDERS.................   70
ADDITIONAL INFORMATION......................   71
APPENDIX A: EXAMPLE -- MARKET VALUE
  ADJUSTMENT (MVA)..........................   74
APPENDIX B: EXAMPLE -- SURRENDER CHARGES....   76
APPENDIX C: EXAMPLE -- OPTIONAL BENEFITS....   80
APPENDIX D: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................   85
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  113





 2 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BAND 3 ANNUITIES: RAVA Advantage Plus and RAVA Select Plus contracts that are available for:

- current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses (employees),

- current or retired Ameriprise financial advisors and their spouses (advisors), or

- individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).

BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT
(EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP, subject to certain restrictions.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order", your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER (ACCUMULATION BENEFIT): This is an optional benefit that you can add to your contract for an additional charge. It is intended to provide you with a guaranteed contract value at the end of a specified waiting period regardless of the volatility inherent in the investments in the subaccounts. This rider requires participation in the Portfolio Navigator Program.


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 3

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (WITHDRAWAL BENEFIT): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide a guaranteed withdrawal benefit that gives you the right to make limited partial withdrawals each contract year. This rider requires participation in the Portfolio Navigator program. For purposes of this rider, the term "withdrawal" is equal to the term "surrender" in your contract and any other riders.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV) AND MAXIMUM FIVE-YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide additional death benefit protection in the event of fluctuating fund values. You can elect to purchase either the MAV or the 5-Year MAV, subject to certain restrictions.

OWNER (YOU, YOUR): A natural person or persons identified in the contract as owner(s) of the contract, (including a revocable trust) who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. If the contract has a nonnatural person as the owner, "you, your" means the annuitant. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral.

PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM): This is a program in which you are required to participate through the choice of a PN program investment option if you select the optional Accumulation Benefit rider or the optional Withdrawal Benefit rider.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Plans under Section 401(k) of the Code

- Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code

- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP): This is an optional benefit that you can add to your contract for an additional charge if you are age 76 or older at contract issue that is intended to provide additional death benefit protection in the event of fluctuating fund values. ROPP is included in the standard death benefit for contract owners age 75 and under on the contract effective date at no additional cost.


RIDER: You receive a rider to your contract when you purchase the EEB, EEP, MAV, 5-Year MAV, ROPP, Accumulation Benefit and/or Withdrawal Benefit rider. The rider adds the terms of the optional benefit to your contract.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) ACCOUNT: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers. The Special DCA account may not be available at all times.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the

 4 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 5

THE CONTRACT IN BRIEF

This prospectus describes two contracts. RAVA Advantage Plus offers a choice of a seven-year or a ten-year surrender charge schedule and relatively lower expenses. RAVA Select Plus offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise.


PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement or similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, fixed account, subaccounts and/or Special DCA account (when available) under the contract. These accounts, in turn, may earn returns that increase the value of the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities
-- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable accounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")

- the GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "Guarantee Period Accounts
  (GPAs)")

- the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (see "The Fixed Account")

- the Special DCA account, when available. (see "The Fixed Account -- The Special DCA Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (see "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts until annuity payouts begin, and once per contract year after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA account. GPAs and fixed account transfers are subject to special restrictions. (see "Making the Most of Your Contract -- Transferring Among Accounts")

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (see "Surrenders")

BENEFITS IN CASE OF DEATH: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (see "Benefits in Case of Death -- Standard Death Benefit")

OPTIONAL BENEFITS: These contracts offer optional living and death benefits that are available for additional charges if you meet certain criteria. Optional living benefits require your participation in the PN program, which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (see "Optional Benefits")

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable

 6 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (See "The Annuity Payout Period")

TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (See "Taxes")


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 7

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE FOR RAVA ADVANTAGE PLUS

(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.(*)


                                                       SEVEN-YEAR SCHEDULE
                     NUMBER OF COMPLETED
                   YEARS FROM DATE OF EACH                                                 SURRENDER CHARGE
                      PURCHASE PAYMENT                                                        PERCENTAGE
                              0                                                                    7%

                              1                                                                    7

                              2                                                                    7

                              3                                                                    6

                              4                                                                    5

                              5                                                                    4

                              6                                                                    2

                              7+                                                                   0







                     SEVEN-YEAR SCHEDULE                                                  TEN-YEAR SCHEDULE*
                     NUMBER OF COMPLETED                                                  NUMBER OF COMPLETED
                   YEARS FROM DATE OF EACH                                              YEARS FROM DATE OF EACH
                      PURCHASE PAYMENT                                                     PURCHASE PAYMENT
                              0                                                                    0

                              1                                                                    1

                              2                                                                    2

                              3                                                                    3

                              4                                                                    4

                              5                                                                    5

                              6                                                                    6

                              7+                                                                   7

                                                                                                   8

                                                                                                   9

                                                                                                  10+

                     SEVEN-YEAR SCHEDULE
                     NUMBER OF COMPLETED                                                  TEN-YEAR SCHEDULE*
                   YEARS FROM DATE OF EACH                                                 SURRENDER CHARGE
                      PURCHASE PAYMENT                                                        PERCENTAGE
                              0                                                                    8%

                              1                                                                    8

                              2                                                                    8

                              3                                                                    7

                              4                                                                    7

                              5                                                                    6

                              6                                                                    5

                              7+                                                                   4

                                                                                                   3

                                                                                                   2

                                                                                                   0


* The ten-year surrender charge schedule is not available for contracts issued in Oregon. In Connecticut and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made.

SURRENDER CHARGE FOR RAVA SELECT PLUS (EXCEPT TEXAS)

(Contingent deferred sales load as a percentage of purchase payment surrendered)


                  YEARS FROM CONTRACT DATE                                       SURRENDER CHARGE PERCENTAGE
                              1                                                               7%

                              2                                                               7

                              3                                                               7

                              Thereafter                                                      0



SURRENDER CHARGE FOR RAVA SELECT PLUS IN TEXAS

(Contingent deferred sales load)


                                                                                        SURRENDER CHARGE PERCENTAGE
                                                                            (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                                                             IN CONTRACT YEAR
               PAYMENTS MADE IN CONTRACT YEAR                                                        1
                              1                                                                     8%

                              2

                              3

                              Thereafter

                                                                                        SURRENDER CHARGE PERCENTAGE
                                                                            (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                                                             IN CONTRACT YEAR
               PAYMENTS MADE IN CONTRACT YEAR                                                        2
                              1                                                                     7%

                              2                                                                      8

                              3

                              Thereafter

                                                                                        SURRENDER CHARGE PERCENTAGE
                                                                            (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                                                             IN CONTRACT YEAR
               PAYMENTS MADE IN CONTRACT YEAR                                                        3
                              1                                                                     6%

                              2                                                                      7

                              3                                                                      8

                              Thereafter

                                                                                        SURRENDER CHARGE PERCENTAGE
                                                                            (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                                                             IN CONTRACT YEAR
               PAYMENTS MADE IN CONTRACT YEAR                                                   THEREAFTER
                              1                                                                     0%

                              2                                                                      0

                              3                                                                      0

                              Thereafter                                                             0



SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


 8 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                      MAXIMUM: $50*     CURRENT: $30


(We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

OPTIONAL RIDER FEES
(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)



ROPP RIDER FEE                                                      MAXIMUM: 0.30%     CURRENT: 0.20%

MAV RIDER FEE                                                       MAXIMUM: 0.35%     CURRENT: 0.25%

5-YEAR MAV RIDER FEE                                                MAXIMUM: 0.20%     CURRENT: 0.10%

EEB RIDER FEE                                                       MAXIMUM: 0.40%     CURRENT: 0.30%

EEP RIDER FEE                                                       MAXIMUM: 0.50%     CURRENT: 0.40%

PN RIDER FEE*                                                       MAXIMUM: 0.00%     CURRENT: 0.00%

ACCUMULATION BENEFIT RIDER FEE                                      MAXIMUM: 2.50%     CURRENT: 0.60%

WITHDRAWAL BENEFIT RIDER FEE                                        MAXIMUM: 2.50%     CURRENT: 0.60%


* Effective May 10, 2010, the PN rider is not required to select funds of funds in the PN program and this fee does not apply. Prior to May 10, 2010, the PN rider fee was 0.10% and the maximum fee was 0.20%.

ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value)


MORTALITY AND EXPENSE RISK FEE:                                         RAVA ADVANTAGE PLUS           RAVA SELECT PLUS

FOR NONQUALIFIED ANNUITIES                                                      0.95%                       1.20%

FOR QUALIFIED ANNUITIES                                                         0.75%                       1.00%

FOR BAND 3 ANNUITIES                                                            0.55%                       0.75%




    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 9

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN EACH FUND'S PROSPECTUS.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                        MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense reimbursements           0.50%                2.90%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

AllianceBernstein VPS Global Thematic Growth Portfolio           0.75%      0.25%    0.19%           --%          1.19%
(Class B)


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.05            --           0.85


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.07            --           1.07
B)


American Century VP International, Class II                      1.31       0.25     0.02            --           1.58


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.88       0.25       --            --           1.13


BlackRock Global Allocation V.I. Fund (Class III)                0.64       0.25     0.26          0.02           1.17(1)


Calvert VP SRI Balanced Portfolio                                0.70         --     0.21            --           0.91


Columbia Variable Portfolio - Balanced Fund (Class 3)            0.64       0.13     0.16            --           0.93(2)


Columbia Variable Portfolio - Cash Management Fund (Class        0.33       0.13     0.14            --           0.60(2)
3)


Columbia Variable Portfolio - Diversified Bond Fund (Class       0.41       0.13     0.13            --           0.67
3)


Columbia Variable Portfolio - Diversified Equity Income          0.57       0.13     0.13            --           0.83
Fund (Class 3)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)      0.66       0.13     0.16          0.01           0.96


Columbia Variable Portfolio - Emerging Markets Opportunity       1.07       0.13     0.25            --           1.45(2)
Fund (Class 3)


Columbia Variable Portfolio - Global Bond Fund (Class 3)         0.55       0.13     0.16            --           0.84


Columbia Variable Portfolio - Global Inflation Protected         0.42       0.13     0.14            --           0.69
Securities Fund (Class 3)


Columbia Variable Portfolio - High Income Fund (Class 2)         0.63       0.25     0.15            --           1.03(2),(3)


Columbia Variable Portfolio - High Yield Bond Fund (Class        0.58       0.13     0.17            --           0.88(2)
3)


Columbia Variable Portfolio - Income Opportunities Fund          0.57       0.13     0.14            --           0.84
(Class 3)


Columbia Variable Portfolio - International Opportunity          0.79       0.13     0.21            --           1.13
Fund (Class 3)


Columbia Variable Portfolio - Large Cap Growth Fund (Class       0.71       0.13     0.17            --           1.01(2)
3)


Columbia Variable Portfolio - Marsico Growth Fund (Class 1)      0.97         --     0.13            --           1.10(2),(3)


Columbia Variable Portfolio - Marsico International              1.02       0.25     0.20            --           1.47(2),(3)
Opportunities Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Growth Opportunity         0.76       0.13     0.17            --           1.06(2)
Fund (Class 3)


Columbia Variable Portfolio - Mid Cap Value Opportunity          0.74       0.13     0.14            --           1.01
Fund (Class 3)


Columbia Variable Portfolio - S&P 500 Index Fund (Class 3)       0.10       0.13     0.27            --           0.50


Columbia Variable Portfolio - Select Large-Cap Value Fund        0.71       0.13     0.26            --           1.10(2)
(Class 3)




 10 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

Columbia Variable Portfolio - Select Smaller-Cap Value Fund      0.79%      0.13%    0.19%           --%          1.11%(2)
(Class 3)


Columbia Variable Portfolio - Short Duration U.S.                0.36       0.13     0.15            --           0.64
Government Fund (Class 3)


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.31            --           1.06(4)


DWS Alternative Asset Allocation VIP, Class B                    0.27       0.25     0.34          1.30           2.16(5)


Eaton Vance VT Floating-Rate Income Fund                         0.57       0.50     0.08            --           1.15


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.09            --           0.90


Fidelity(R) VIP Growth & Income Portfolio Service Class 2        0.46       0.25     0.13            --           0.84


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.10            --           0.91


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.14            --           1.10


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.32            --           1.37
2


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.50       0.25     0.16          0.01           0.92


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86(6)


Goldman Sachs VIT Structured U.S. Equity                         0.62         --     0.08            --           0.70(7)
Fund - Institutional Shares


Invesco V.I. Diversified Dividend Fund, Series I Shares          0.52         --     0.15            --           0.67


Invesco V.I. Global Health Care Fund, Series II Shares           0.75       0.25     0.37            --           1.37


Invesco V.I. International Growth Fund, Series II Shares         0.71       0.25     0.32            --           1.28


Invesco V.I. Technology Fund, Series I Shares                    0.75         --     0.37            --           1.12


Invesco Van Kampen V.I. American Franchise Fund, Series II       0.67       0.25     0.28            --           1.20(8)
Shares


Invesco Van Kampen V.I. Comstock Fund, Series II Shares          0.56       0.25     0.24            --           1.05(9)


Invesco Van Kampen V.I. Mid Cap Growth Fund, Series II           0.75       0.25     0.33            --           1.33(10)
Shares


Janus Aspen Series Janus Portfolio: Service Shares               0.56       0.25     0.07            --           0.88


Janus Aspen Series Moderate Allocation Portfolio: Service        0.05       0.25     0.47          0.73           1.50(11)
Shares


Legg Mason ClearBridge Variable Small Cap Growth                 0.75         --     0.14            --           0.89
Portfolio - Class I


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.07            --           1.07


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.08            --           1.23


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.08            --           1.06


Morgan Stanley UIF Global Real Estate Portfolio, Class II        0.85       0.35     0.47            --           1.67(12)
Shares


Morgan Stanley UIF Mid Cap Growth Portfolio, Class II            0.75       0.35     0.30            --           1.40(12)
Shares


Neuberger Berman Advisers Management Trust International         1.15       0.25     1.50            --           2.90(13)
Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.13            --           1.01


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.58       0.25     0.13          0.07           1.03(14)


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA,             0.69       0.25     0.14            --           1.08(15)
Service Shares


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.74           1.42(16)


PIMCO VIT Global Multi-Asset Portfolio, Advisor Class            0.95       0.25       --          0.51           1.71(17)


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.21            --           1.09


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.17            --           1.12


Putnam VT Multi-Cap Growth Fund - Class IB Shares                0.56       0.25     0.16            --           0.97


Variable Portfolio - Aggressive Portfolio (Class 2)                --       0.25     0.02          0.79           1.06


Variable Portfolio - Aggressive Portfolio (Class 4)                --       0.25     0.02          0.79           1.06


Variable Portfolio - Conservative Portfolio (Class 2)              --       0.25     0.02          0.61           0.88


Variable Portfolio - Conservative Portfolio (Class 4)              --       0.25     0.02          0.61           0.88


Variable Portfolio - Davis New York Venture Fund (Class 3)       0.71       0.13     0.13            --           0.97(18)


Variable Portfolio - Goldman Sachs Mid Cap Value Fund            0.77       0.13     0.13            --           1.03(18)
(Class 3)


Variable Portfolio - Moderate Portfolio (Class 2)                  --       0.25     0.02          0.71           0.98




    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

Variable Portfolio - Moderate Portfolio (Class 4)                  --%      0.25%    0.02%         0.71%          0.98%


Variable Portfolio - Moderately Aggressive Portfolio (Class        --       0.25     0.02          0.75           1.02
2)


Variable Portfolio - Moderately Aggressive Portfolio (Class        --       0.25     0.02          0.75           1.02
4)


Variable Portfolio - Moderately Conservative Portfolio             --       0.25     0.02          0.66           0.93
(Class 2)


Variable Portfolio - Moderately Conservative Portfolio             --       0.25     0.02          0.66           0.93
(Class 4)


Variable Portfolio - Partners Small Cap Value Fund (Class        0.91       0.13     0.15          0.02           1.21(18)
3)


Wanger International                                             0.89         --     0.13            --           1.02(3)


Wanger USA                                                       0.86         --     0.08            --           0.94(3)


Wells Fargo Advantage VT International Equity Fund - Class       0.75       0.25     0.22          0.01           1.23(19)
2


Wells Fargo Advantage VT Opportunity Fund - Class 2              0.65       0.25     0.17            --           1.07(20)


Wells Fargo Advantage VT Small Cap Growth Fund - Class 2         0.75       0.25     0.20          0.01           1.21







    *The Funds provided the information on their expenses and we have not independently verified the information.


   **The previous fund names can be found in "The Variable Account and the Funds" section of the prospectus.


  ***Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


  (1)Other expenses have been restated to reflect current fees. The sub-adviser has voluntarily agreed to waive 0.14% of the sub-advisory fee and such voluntary waiver can be reduced or discontinued at any time at the sole and exclusive discretion of the sub-adviser. After fee waivers, net expenses would be 1.03%.


  (2)Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.585% for Columbia Variable
     Portfolio - Cash Management Fund (Class 3), 1.385% for Columbia Variable Portfolio - Emerging Markets Opportunity Fund (Class 3), 0.97% for Columbia Variable Portfolio - High Income Fund (Class 2), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 3), 0.79% for Columbia Variable Portfolio - Marsico Growth Fund (Class 1), 1.44% for Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2), 1.005% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3), 0.925% for Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3) and 1.055% for Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3).


  (3)Other expenses have been restated to reflect contractual changes to certain other fees.


  (4)Credit Suisse will waive fees and reimburse expenses so that the Portfolio's annual operating expenses will not exceed 1.05% of the Portfolio's average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.


  (5)Through September 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). Effective October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.62%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). These agreements may only be terminated with the consent of the fund's Board.


  (6)Effective June 30, 2011, the Investment Advisor agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.77%. Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.85%.


  (7)Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.


  (8)Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. In addition, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 1.15% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.


  (9)The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 0.97% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.



 12 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

 (10)Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.


 (11)Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees. After fee waivers, net expenses would be 1.37%.


 (12)The Portfolios' Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee paid to each Portfolios Distributor, Morgan Stanley Distribution, Inc.), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.


 (13)Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of the average daily net asset value. The expense limitation arrangement for the Portfolio is contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation.


 (14)The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees. After fee waivers, net expenses would be 0.97%.


 (15)The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%.


 (16)PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.345%.


 (17)PIMCO has contractually agreed, through May 1, 2013, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio II Ltd. (the "GMA Subsidiary") to PIMCO. The GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the GMA Subsidiary is in place. After fee waivers, net expenses would be 1.25%.


 (18)Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.905% for Variable Portfolio - Davis New York Venture Fund (Class 3), 0.985% for Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.035% for Variable Portfolio - Partners Small Cap Value Fund (Class 3).


 (19)The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 0.94%.


 (20)Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.





    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 13

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV, EEP and Withdrawal Benefit or Accumulation Benefit(1),(2). Although your actual costs may be lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS

With a ten-year
surrender charge
schedule(3)          $1,493      $3,004      $4,381      $7,391           $773       $2,280      $3,743      $7,206

RAVA ADVANTAGE
PLUS

With a seven-year
surrender charge
schedule              1,403       2,914       4,199       7,206            773        2,280       3,743       7,206

RAVA SELECT PLUS      1,428       2,985       3,853       7,384            798        2,351       3,853       7,384

RAVA SELECT
PLUS - TEXAS          1,518       2,894       3,853       7,384            798        2,351       3,853       7,384






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS

With a ten-year
surrender charge
schedule(3)          $1,473      $2,947      $4,292      $7,245           $753       $2,223      $3,655      $7,060

RAVA ADVANTAGE
PLUS

With a seven-year
surrender charge
schedule              1,383       2,857       4,110       7,060            753        2,223       3,655       7,060

RAVA SELECT PLUS      1,408       2,928       3,766       7,242            778        2,294       3,766       7,242

RAVA SELECT
PLUS - TEXAS          1,498       2,838       3,766       7,242            778        2,294       3,766       7,242






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
BAND 3 ANNUITY       1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS - BAND 3

With a ten-year
surrender charge
schedule(3)          $1,453      $2,890      $4,202      $7,095           $733       $2,166      $3,565      $6,911

RAVA ADVANTAGE
PLUS - BAND 3

With a seven-year
surrender charge
schedule              1,363       2,799       4,020       6,911            733        2,166       3,565       6,911

RAVA SELECT
PLUS - BAND 3         1,383       2,857       3,655       7,060            753        2,223       3,655       7,060

RAVA SELECT
PLUS - TEXAS - B-
AND 3                 1,473       2,766       3,655       7,060            753        2,223       3,655       7,060



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds.(4) They assume that you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS

With a ten-year
surrender charge
schedule(3)           $924       $1,345      $1,643      $2,223           $179        $550       $  943      $2,023

RAVA ADVANTAGE
PLUS

With a seven-year
surrender charge
schedule               831        1,246       1,443       2,023            179         550          943       2,023

RAVA SELECT PLUS       855        1,318       1,074       2,296            204         628        1,074       2,296

RAVA SELECT
PLUS - TEXAS           948        1,220       1,074       2,296            204         628        1,074       2,296





 14 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS

With a ten-year
surrender charge
schedule(3)           $905       $1,287      $1,536      $1,999           $158        $488        $836       $1,799

RAVA ADVANTAGE
PLUS

With a seven-year
surrender charge
schedule               812        1,187       1,336       1,799            158         488         836        1,799

RAVA SELECT PLUS       836        1,260         969       2,078            184         566         969        2,078

RAVA SELECT
PLUS - TEXAS           929        1,161         969       2,078            184         566         969        2,078






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
BAND 3 ANNUITY       1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS - BAND 3

With a ten-year
surrender charge
schedule(3)           $887       $1,225      $1,429      $1,771           $138        $425        $729       $1,571

RAVA ADVANTAGE
PLUS - BAND 3

With a seven-year
surrender charge
schedule               793        1,125       1,229       1,571            138         425         729        1,571

RAVA SELECT
PLUS - BAND 3          812        1,187         836       1,799            158         488         836        1,799

RAVA SELECT
PLUS - TEXAS - B-
AND 3                  905        1,087         836       1,799            158         488         836        1,799



(1) In these examples, the contract administrative charge is $50.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

(3) In Connecticut and Utah, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.

(4) In these examples, the contract administrative charge is $30.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 15

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix D.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include

 16 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS
  reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds).

  Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 17

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


 18 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:





----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS International
Value Portfolio
(Class B)
----------------------------------------------------------------------------------------

American Century   Seeks capital growth.                        American Century
VP International,                                               Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Mid Cap Value,  secondary objective.                         Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth.              American Century
VP Ultra(R),                                                    Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------

BlackRock Global   Seeks high total investment return.          BlackRock Advisors, LLC,
Allocation V.I.                                                 adviser; BlackRock
Fund (Class III)                                                Investment Management,
                                                                LLC and BlackRock
                                                                International Limited,
                                                                sub-advisers.
----------------------------------------------------------------------------------------

Calvert VP SRI     Seeks to achieve a competitive total return  Calvert Investment
Balanced           through an actively managed portfolio of     Management, Inc.,
Portfolio          stocks, bonds and money market instruments   adviser. New Amsterdam
                   which offer income and capital growth        Partners LLC, subadviser
                   opportunity and which satisfy the            on equity portion; no
                   investment criteria, including financial,    subadviser on fixed-
                   sustainability and social responsibility     income portion.
                   factors.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum total investment return        Columbia Management
Portfolio - Bala-  through a combination of capital growth and  Investment Advisers, LLC
nced Fund (Class   current income.
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income while     Columbia Management
Portfolio - Dive-  attempting to conserve the value of the      Investment Advisers, LLC
rsified Bond Fund  investment for the longest period of time.
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 3)

----------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 19

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Emer-                                               Investment Advisers,
ging Markets                                                    LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 3)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks high total   Columbia Management
Portfolio - Glob-  return through income and growth of          Investment Advisers, LLC
al Bond Fund       capital.
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks total        Columbia Management
Portfolio - Glob-  return that exceeds the rate of inflation    Investment Advisers, LLC
al Inflation       over the long term.
Protected
Securities Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks total return, consisting of a high     Columbia Management
Portfolio - High   level of income and capital appreciation.    Investment Advisers, LLC
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high total return through current      Columbia Management
Portfolio - Inco-  income and capital appreciation.             Investment Advisers, LLC
me Opportunities
Fund (Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - In-                                                 Investment Advisers,
ternational                                                     LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 3)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Large                                               Investment Advisers, LLC
Cap Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico Growth Fund                                                 LLC, adviser; Marsico
(Class 1)                                                       Capital Management, LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico International                                               LLC, adviser; Marsico
Opportunities                                                   Capital Management, LLC,
Fund (Class 2)                                                  subadviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks growth of capital.                     Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Growth
Opportunity Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Value
Opportunity Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital appreciation.        Columbia Management
Portfolio - S&P                                                 Investment Advisers, LLC
500 Index Fund
(Class 3)

----------------------------------------------------------------------------------------



 20 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Large-Cap
Value Fund (Class
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 3)
----------------------------------------------------------------------------------------

Credit Suisse      Seeks total return.                          Credit Suisse Asset
Trust - Commodity                                               Management, LLC
Return Strategy
Portfolio
----------------------------------------------------------------------------------------

DWS Alternative    Seeks capital appreciation.                  Deutsche Investment
Asset Allocation                                                Management Americas
VIP, Class B                                                    Inc., adviser; QS
                                                                Investors, LLC and RREEF
                                                                America L.L.C., sub-
                                                                advisers.
----------------------------------------------------------------------------------------

Eaton Vance VT     Seeks high level of current income.          Eaton Vance Management
Floating-Rate
Income Fund
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR)
Portfolio Service  stocks. Invests in securities of companies   is the fund's manager.
Class 2            whose value it believes is not fully         FMR Co., Inc. (FMRC) and
                   recognized by the public. Invests in either  other investment
                   "growth" stocks or "value" stocks or both.   advisers serve as sub-
                   The fund invests in domestic and foreign     advisers for the fund.
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks high total return through a            Fidelity Management &
Growth & Income    combination of current income and capital    Research Company (FMR)
Portfolio Service  appreciation. Normally invests a majority    is the fund's manager.
Class 2            of assets in common stocks with a focus on   FMR Co., Inc. (FMRC) and
                   those that pay current dividends and show    other investment
                   potential for capital appreciation. Invests  advisers serve as sub-
                   in domestic and foreign issuers. The Fund    advisers for the fund.
                   invests in either "growth" stocks or
                   "value" stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class 2    Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or larger market                advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Overseas           invests primarily in common stocks           Research Company (FMR)
Portfolio Service  allocating investments across different      is the fund's manager.
Class 2            countries and regions. Normally invests at   FMR Co., Inc. (FMRC) and
                   least 80% of assets in non-U.S. securities.  other investment advisers serve as sub-
                                                                advisers for the fund.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return. The fund normally   Franklin Templeton
Global Real        invests at least 80% of its net assets in    Institutional, LLC
Estate Securities  investments of companies located anywhere
Fund - Class 2     in the world that operate in the real
                   estate sector.

----------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 21

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks long-term total return. The fund       Franklin Advisory
Small Cap Value    normally invests at least 80% of its net     Services, LLC
Securities         assets in investments of small
Fund - Class 2     capitalization companies.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term capital appreciation.        Goldman Sachs Asset
Mid Cap Value                                                   Management, L.P.
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital.           Goldman Sachs Asset
Structured U.S.                                                 Management, L.P.
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks to provide reasonable current income   Invesco Advisers, Inc.
Diversified        and long-term growth of income and capital.
Dividend Fund,
Series I Shares
(previously
Invesco
V.I. - Dividend
Growth Fund,
Series I Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Global Health
Care Fund, Series
II Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
International
Growth Fund,
Series II Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Technology Fund,
Series I Shares
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth.                        Invesco Advisers, Inc.
Kampen V.I.
American
Franchise Fund,
Series II Shares
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth and income through      Invesco Advisers, Inc.
Kampen V.I.        investments in equity securities, including
Comstock Fund,     common stocks, preferred stocks and
Series II Shares   securities convertible into common and
                   preferred stocks.
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth.                        Invesco Advisers, Inc.
Kampen V.I. Mid
Cap Growth Fund,
Series II Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Janus                                                    LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks the highest return over time           Janus Capital Management
Series Moderate    consistent with an emphasis on growth of     LLC
Allocation         capital and income.
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Legg Mason         Seeks long-term growth of capital.           Legg Mason Partners Fund
ClearBridge                                                     Advisor, LLC, adviser;
Variable Small                                                  ClearBridge Advisors,
Cap Growth                                                      LLC, sub-adviser.
Portfolio - Class
I
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS(R) Investment
Growth Stock                                                    Management
Series - Service
Class

----------------------------------------------------------------------------------------



 22 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
MFS(R) New         Seeks capital appreciation.                  MFS(R) Investment
Discovery                                                       Management
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Service                                                Management
Class
----------------------------------------------------------------------------------------

Morgan Stanley     Seeks to provide current income and capital  Morgan Stanley
UIF Global Real    appreciation.                                Investment Management
Estate Portfolio,                                               Inc., adviser; Morgan
Class II Shares                                                 Stanley Investment
                                                                Management Limited and
                                                                Morgan Stanley
                                                                Investment Management
                                                                Company, subadvisers.
----------------------------------------------------------------------------------------

Morgan Stanley     Seeks long-term capital growth by investing  Morgan Stanley
UIF Mid Cap        primarily in common stocks and other equity  Investment Management
Growth Portfolio,  securities.                                  Inc.
Class II Shares
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in common stocks of      Management LLC
Management Trust   foreign companies.
International
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
Global Securities  investing a substantial portion of its
Fund/VA, Service   assets in securities of foreign issuers,
Shares             "growth-type" companies, cyclical
                   industries and special situations that are
                   considered to have appreciation
                   possibilities.
----------------------------------------------------------------------------------------

Oppenheimer        Seeks a high level of current income         OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small- &
Mid-Cap
Fund(R)/VA,
Service Shares
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.                       (PIMCO)
Class
----------------------------------------------------------------------------------------

PIMCO VIT Global   Seeks total return which exceeds that of a   Pacific Investment
Multi-Asset        blend of 60% MSCI World Index/40% Barclays   Management Company LLC
Portfolio,         Capital U.S. Aggregate Index.                (PIMCO)
Advisor Class
----------------------------------------------------------------------------------------

Putnam VT Global   Seeks capital appreciation.                  Putnam Investment
Health Care                                                     Management, LLC,
Fund - Class IB                                                 adviser; Putnam Advisory
Shares                                                          Company, LLC, sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC,
Equity                                                          adviser; Putnam Advisory
Fund - Class IB                                                 Company, LLC, sub-
Shares                                                          adviser.
----------------------------------------------------------------------------------------

Putnam VT Multi-   Seeks long-term capital appreciation.        Putnam Investment
Cap Growth                                                      Management, LLC
Fund - Class IB
Shares

----------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 23

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Aggr-  consistent with an aggressive level of       Investment Advisers, LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 2)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Aggr-  consistent with an aggressive level of       Investment Advisers, LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 4)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Cons-  consistent with a conservative level of      Investment Advisers, LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Cons-  consistent with a conservative level of      Investment Advisers, LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
4)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Davis                                               Investment Advisers,
New York Venture                                                LLC, adviser; Davis
Fund (Class 3)                                                  Selected Advisers, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Gold-                                               Investment Advisers,
man Sachs Mid Cap                                               LLC, adviser; Goldman
Value Fund (Class                                               Sachs Asset Management,
3)                                                              L.P., subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderate level of risk.    Investment Advisers, LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 2)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderate level of risk.    Investment Advisers, LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 4)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.

----------------------------------------------------------------------------------------



 24 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately aggressive      Investment Advisers, LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
2)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately aggressive      Investment Advisers, LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
4)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately conservative    Investment Advisers, LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately conservative    Investment Advisers, LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital appreciation.        Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; Barrow,
Value Fund (Class                                               Hanley, Mewhinney &
3)                                                              Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Wanger             Seeks long-term capital appreciation.        Columbia Wanger Asset
International                                                   Management, LLC
----------------------------------------------------------------------------------------

Wanger USA         Seeks long-term capital appreciation.        Columbia Wanger Asset
                                                                Management, LLC
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
International                                                   adviser; Wells Capital
Equity                                                          Management Inc., sub-
Fund - Class 2                                                  adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Opportunity                                                     adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------





    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 25

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts in some states.

Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonannuitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonannuitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;

- Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the fixed account, or surrender the contract value (subject to applicable surrender provisions). If we do not receive any instructions at the end of

 26 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS your guarantee period, our current practice is to automatically transfer the contract value to the one year GPA. Any new GPA, whether it is one you choose or an automatic transfer to a one year GPA, will be subject to an MVA as described below.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including withdrawals under the Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- death benefits;

- amounts surrendered for fees and charges;

- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis; and

- amounts surrendered from the GPA within 30 days prior to the end of the guarantee period.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:



               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For an example, see Appendix A.

THE FIXED ACCOUNT

Unless the PN program is in effect, you also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. Subject to state law limitations, we reserve the right to limit purchase payment allocations to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 27

THE SPECIAL DCA ACCOUNT

You also may allocate purchase payments and purchase payment credits to the Special DCA account, when available. The Special DCA account is available for promotional purposes for new purchase payments only and may not be available at all times.* We back the principal and interest guarantees relating to the Special DCA account. These guarantees are based on the continued claims-paying ability of the company. The value of the Special DCA account increases as we credit interest to the account. Purchase payments to the Special DCA account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA account. The rates credited to the Special DCA account will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses.

Interests in the Special DCA account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the Special DCA account. Disclosures regarding the Special DCA account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Special Dollar Cost Averaging Program" for more information on the Special DCA account.)

*) For contracts purchased in Oregon the Special DCA account is available at all times.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you and the annuitant are 90 or younger.

The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the GPAs, to the fixed account and/or to the Special DCA account (when available) in even 1% increments subject to the $1,000 required minimum investment for the GPAs. There may be certain restrictions on the amount you may allocate to the fixed account. (See "Purchase Payments.")

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE
Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end. When we processed your application, we established the settlement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

Generally, the settlement date must be no later than the annuitant's 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new settlement date was set to a birthday later than age 95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

Six months prior to your settlement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts using the contract's default option of Annuity Payout Plan B -- life annuity with 10 years certain will begin on the settlement date, and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.


 28 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new settlement date, your contract will not be automatically annuitized. If you satisfy your RMDs for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuity payouts for these contracts.

BENEFICIARY
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their complete claim. A beneficiary will bear the investment risk if the variable account until we receive the beneficiary's complete claim. If there is no named beneficiary, then the default provisions of your contract apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS*
MINIMUM ALLOWABLE PURCHASE PAYMENTS(**)

If paying by installments under a scheduled payment plan:
  $50 per month


                                                   RAVA ADVANTAGE PLUS              RAVA SELECT PLUS

If paying by any other method:
 initial payment for qualified annuities                  $1,000                         $ 2,000

 initial payment for nonqualified annuities                2,000                          10,000

 for any additional payments                                  50                              50



   * RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS BAND 3 ANNUITIES SOLD TO INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and corporate office approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.
  ** Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in Illinois and New Jersey.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS(***) (without corporate office approval) based on your age on the effective date of the contract:


                                                   RAVA ADVANTAGE PLUS              RAVA SELECT PLUS

For the first year:
 through age 85                                          $999,999                       $999,999

 for ages 86 to 90                                        100,000                        100,000

For each subsequent year:
 through age 85                                           100,000                        100,000

 for ages 86 to 90                                         50,000                         50,000


  ***These limits apply in total to all RiverSource Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


We will consider your contract void from the start if we do not receive your initial purchase payment within 180 days from the application signed date.


Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Withdrawal Benefit rider or Enhanced Withdrawal Benefit rider, subject to state restrictions.

For contracts issued in all states except those listed below, certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:

a. Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

b. Current tax year contributions for TSAs up to the annual limit set by the IRS.

c. Prior and current tax year contributions up to a cumulative annual maximum of $6,000(1) for any Qualified Accounts except TSAs. This maximum applies to IRAs, Roth IRAs, SIMPLE IRAs, and SEP plans.

(1) The maximum amount is subject to change in later years and is based on the limit set by the IRS for individual IRAs (including the catch-up provision).

For Contracts Issued in Florida, New Jersey, and Oregon:

For contracts with the Withdrawal Benefit rider and Enhanced Withdrawal Benefit rider issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your

    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 29
contract. The limit does not apply to Tax Free Exchanges, rollovers and transfers listed on the annuity application and received within 180 days for the contract issue date.

We reserve the right to change these current rules at any time, subject to state restrictions.

Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract.

Subject to state regulatory requirements, we reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:

1. a partial surrender from the fixed account; or

2. a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

 1 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

- a bank authorization.

PURCHASE PAYMENT CREDITS
FOR RAVA ADVANTAGE PLUS: we add a credit to your contract in the amount of:

- 1% of each purchase payment received:

  - if you elect the ten-year surrender charge schedule for your contract* and the initial purchase payment is under $100,000; or

  - if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

- 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

FOR RAVA ADVANTAGE PLUS - BAND 3: we add a credit to your contract in the amount of:

- 2% of each purchase payment received:

  - if you elect the seven-year surrender charge schedule for your contract.

- 3% of each purchase payment received:

   - if you elect the ten-year surrender charge schedule for your contract*.

Surrender charges under RAVA Advantage Plus and RAVA Advantage Plus - Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA Advantage Plus and RAVA Advantage Plus - Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

FOR RAVA SELECT PLUS: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000.

FOR RAVA SELECT PLUS - BAND 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.

Expenses under RAVA Select Plus and RAVA Select Plus - Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other

 30 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS contracts. We pay for the credits under RAVA Select Plus and RAVA Select
Plus - Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief -- Free look period.")

We will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; (2) a request for surrender charge waiver due to Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) your settlement of the contract under an annuity payout plan.*

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.
* The ten-year surrender charge under RAVA Advantage Plus and RAVA Advantage Plus - Band 3 is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit includes purchase payment credits applied within twelve months preceding the date of death that results in a lump sum death benefit under this contract only.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. Subject to state regulatory requirements, we prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. The contract administrative charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.*

We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.
* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:


                                                   RAVA ADVANTAGE PLUS              RAVA SELECT PLUS

For nonqualified annuities                                 0.95%                          1.20%

For qualified annuities                                    0.75%                          1.00%

For Band 3 annuities                                       0.55%                          0.75%


This fee covers the mortality and expense risk that we assume. This fee does not apply to the GPAs, the fixed account or the Special DCA account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of

    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 31
owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage Plus, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA Select Plus, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Withdrawal Benefit rider:


CONTRACTS WITHOUT WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary*; or

- current contract earnings.


CONTRACTS WITH WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary*;

- current contract earnings; or

- the Remaining Benefit Payment.

* We consider your purchase payment and any purchase payment credit applied on the first day payments are received to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the fixed account or the Special DCA account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA ADVANTAGE PLUS:
For purposes of calculating any surrender charge under RAVA Advantage Plus, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.


 32 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:


            SEVEN-YEAR SCHEDULE                             TEN-YEAR SCHEDULE*
  NUMBER OF COMPLETED                            NUMBER OF COMPLETED      SURRENDER CHARGE
YEARS FROM DATE OF EACH    SURRENDER CHARGE    YEARS FROM DATE OF EACH       PERCENTAGE
  PURCHASE PAYMENT            PERCENTAGE           PURCHASE PAYMENT

           0                      7%                       0                     8%

           1                       7                       1                      8

           2                       7                       2                      8

           3                       6                       3                      7

           4                       5                       4                      7

           5                       4                       5                      6

           6                       2                       6                      5

           7+                      0                       7                      4

                                                           8                      3

                                                           9                      2

                                                          10+                     0


* The ten-year surrender charge schedule under RAVA Advantage Plus is not available in Oregon. In Connecticut and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary for all payments regardless of when payments are made.

SURRENDER CHARGE UNDER RAVA SELECT PLUS (EXCEPT TEXAS):
For purposes of calculating any surrender charge under RAVA Select Plus, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:


CONTRACT YEAR    SURRENDER CHARGE PERCENTAGE
1                             7%

2                             7

3                             7

Thereafter                    0


SURRENDER CHARGE UNDER RAVA SELECT PLUS IN TEXAS:
For purposes of calculating any surrender charge under RAVA Select Plus in Texas, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:


                                                          SURRENDER CHARGE PERCENTAGE
                                                     (AS A PERCENTAGE OF PURCHASE PAYMENTS
                                                                  SURRENDERED)
                                                                IN CONTRACT YEAR
PAYMENTS MADE IN CONTRACT YEAR                     1          2          3         THEREAFTER

               1                                   8%         7%         6%             0%

               2                                              8          7              0

               3                                                         8              0

                 Thereafter                                                             0


PARTIAL SURRENDERS:
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge, plus or minus any applicable MVA.

For an example, see Appendix B.


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 33

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGES
We do not assess surrender charges for:

- surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- if you elected the Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

- amounts surrendered after the tenth contract anniversary in Alabama, Massachusetts, Washington and Oregon;

- to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan*, unless an Annuity Payout Plan E is later surrendered;

- amounts we refund to you during the free look period*;

- death benefits*;

- surrenders you make under your contract's "Waiver of Surrender Charges for Hospital or Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you are or your spouse is confined to a nursing home or hospital and have been for 60 straight days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and

- surrenders you make under your contract's "Waiver of Surrender Charges for Terminal Illness Disability Diagnosis" provision.* To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you make if you are diagnosed after the contract date as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.

ACCUMULATION BENEFIT RIDER FEE
We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.60% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary. We prorate this fee among the subaccounts and the fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the Special DCA account. Such fee is only deducted from any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently, the Accumulation Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The Accumulation Benefit rider fee will not exceed a maximum fee of 2.50%.


 34 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the Accumulation Benefit rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.

If you elect to change your PN program investment option after we have exercised our right to increase the fee for this rider, or after we have exercised our right to establish fees for this rider which vary by PN program investment option, the increase in fees for this rider will become effective on the contract anniversary following your change of PN program investment option. Any PN program investment option changes on the contract anniversary will have the new charge effective on that contract anniversary. Also, in the event you change your PN program investment option twice in the same contract year (see "Asset Allocation Program" and "Portfolio Navigator Program"), the fee we charge for this rider will be the greatest fee applicable to any PN program investment option which you have selected during the contract year.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your PN program investment option for each PN program investment option. For Elective Step Ups and the elective spousal continuation Step ups, this change will be in effect for the entire contract year.

The fee does not apply after annuity payouts begin.

(1) Available if you are 80 or younger at the rider effective date. You must participate in the PN program with this rider (see "Portfolio Navigator Program"). Not available with Withdrawal Benefit.

WITHDRAWAL BENEFIT RIDER FEE
We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.60% of your contract value on your contract anniversary. We prorate this fee among the subaccounts and the fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.

(1) Available if you are 80 or younger at the rider effective date and age 60 to 80 if the contract is a TSA. You must participate in the PN program with this rider (see "Portfolio Navigator Program").

Once you elect the Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently, the Withdrawal Benefit rider fee does not vary with the PN program option selected; however we reserve the right to vary the fee for this rider for each investment option. The Withdrawal Benefit rider fee will not exceed a maximum of 2.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis. However, any change to the rider fee will only apply to existing contract owners if:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee;

(b) you change your PN program investment option after we have exercised our rights to increase the rider fee and/or vary the rider fee for each PN program investment option.

If you choose the spousal continuation step up or to change your investment option after we have exercised our right to increase the fee we charge for this rider, or after we have exercised our right to establish fees for this rider which vary by investment option, the increase in fees we charge for this rider will become effective on the contract anniversary following your change. Any changes on the contract anniversary will have the new fee effective on that contract anniversary. Also, in the event you make more than one change in the same contract year, the fee for this rider will be the greatest fee applicable to any change which you have selected during the contract year.

If you choose an annual elective step up, you will pay the fee we then charge. If you choose an elective step up on the first contract anniversary, any increase in fees we charge for this rider for the step up will not become effective until the third

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contract year. In the event of more than one change in investment option and/or an elective step up occurring in the same contract year, the fees we charge for this rider will be the highest fee applicable to any of these changes.

ROPP RIDER FEE
We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.20% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the charge among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost.

MAV RIDER FEE
We charge a fee for this optional feature only if you select it.(2) If selected, we deduct an annual charge of 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the charge among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(2) Available if you are 75 or younger at the rider effective date. Not available with 5-Year MAV.

5-YEAR MAV RIDER FEE
We charge a fee for this optional feature only if you select it.(3) If selected, we deduct an annual charge of 0.10% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(3) Available if you are 75 or younger at the rider effective date. Not available with MAV.

EEB RIDER FEE
We charge a fee for this optional feature only if you select it.(4) If selected, we deduct an annual charge of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the charge among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.40%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(4) Available if you are 75 or younger at the rider effective date. Not available with EEP. May not be available in all states.

EEP RIDER FEE
We charge a fee for this optional feature only if you select it.(5) If selected, we deduct an annual charge of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the charge among all

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accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.50%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(5) Available if you are 75 or younger at the rider effective date. Not available with EEB. May not be available in all states. EEP is only available on contracts purchased through a direct transfer or exchange of another annuity or a life insurance policy.

RIDER COMBINATION DISCOUNT
A fee discount of 0.05% applies if you purchase 5-Year MAV with either EEB or EEP. A fee discount of 0.10% applies if you purchase MAV with either EEB or EEP.

PN RIDER FEE
Before May 10, 2010, we deducted an annual charge of 0.10% of your contract value less any excluded accounts on your contract anniversary at the end of each contract year. This fee is no longer applicable beginning May 10, 2010.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (see "Annual Operating Expenses of the Funds").

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

- the sum of your purchase payments and purchase payment credits allocated to the GPA;

- plus any amounts transferred to the GPA from the fixed account or subaccounts;

- plus interest credited;

- minus any amounts transferred from the GPA to the fixed account or any subaccount;

- minus any amounts deducted for charges or surrenders; and/or

- minus any remaining portion of fees where the values of the fixed account and the subaccounts are insufficient to cover those fees.

FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including any positive or negative MVA on amounts transferred from the GPAs);

- minus any prorated portion of the contract administrative charge;

- minus any prorated portion of the ROPP rider fee (if selected);

- minus any prorated portion of the MAV rider fee (if selected);

- minus any prorated portion of the 5-Year MAV rider fee (if selected);

- minus any prorated portion of the EEB rider fee (if selected);

- minus any prorated portion of the EEP rider fee (if selected);

- minus any prorated portion of the Accumulation Benefit rider fee (if selected)*; and

- minus any prorated portion of the Withdrawal Benefit rider fee (if selected)*.
*    The fee can only be deducted from the subaccounts in Washington.

SPECIAL DCA ACCOUNT
We value the amounts you allocate to the Special DCA account directly in dollars. The Special DCA account value equals:

- the sum of your purchase payments and purchase payment credits allocated to the Special DCA account;


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- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges);

- minus amounts transferred out; and

- minus any remaining portion of fees where the values of the fixed account and the subaccounts are insufficient to cover those fees.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or charge for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial surrenders;

- surrender charges;

and a deduction of:

- a prorated portion of the contract administrative charge;

- a prorated portion of the ROPP rider charge (if selected);

- a prorated portion of the MAV rider charge (if selected);

- a prorated portion of the 5-Year MAV rider charge (if selected);

- a prorated portion of the EEB rider charge (if selected);

- a prorated portion of the EEP rider charge (if selected);

- a prorated portion of the Accumulation Benefit rider charge (if selected); and/or

- a prorated portion of the Withdrawal Benefit rider charge (if selected).

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and/or

- mortality and expense risk fees.


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MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). Automated transfers from the fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the fixed account within 12 months. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs. You may not set up an automated transfer to the fixed account or the Special DCA account. You may not set up an automated transfer if the Withdrawal Benefit, Accumulation Benefit or PN program is in effect. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                NUMBER
By investing an equal number of dollars                            AMOUNT     ACCUMULATION     OF UNITS
each month ...                                           MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                          Jan       $100           $20           5.00

                                                          Feb        100            18           5.56

you automatically buy                                     Mar        100            17           5.88
more units when the                         (ARROW)       Apr        100            15           6.67
per unit market price is low ...                          May        100            16           6.25
                                                          June       100            18           5.56
                                                          July       100            17           5.88
and fewer units                                           Aug        100            19           5.26
when the per unit                           (ARROW)       Sept       100            21           4.76
market price is high.                                     Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA account according to the following rules:

- You may only allocate a new purchase payment of at least $10,000 to a Special DCA account.

- You cannot transfer existing contract values into a Special DCA account.

- Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.

- We make monthly transfers of your Special DCA account value into the subaccounts you select.

- You may not use the fixed account, GPA account or the Special DCA account as a destination for the Special DCA monthly transfer. (Exception: if the PN program is in effect and the PN program model portfolio you have selected, if applicable, includes the fixed account, amounts will be transferred from the Special DCA account to the fixed account according to the allocation percentage established for the PN program model portfolio you have selected.)

- We will change the interest rate on each Special DCA account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the fixed account at the time of the change. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the regular fixed account.

- We credit each Special DCA account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate.


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- We do not credit this interest after we transfer the value out of the Special
  DCA account into the accounts you selected.

- Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account (if available on the valuation date we receive your payment) and allocate new purchase payments to it.

- Funding from multiple sources is treated as individual purchase payments and a new Special DCA account is opened for each payment (if the Special DCA accounts are available on the valuation date we receive your payment).

- You may terminate your participation in the Special DCA program at any time. If you do, we will transfer the remaining balance from your Special DCA account to the fixed account. Interest will be credited according to the rates in effect on the fixed account and not the rate that was in effect on the Special DCA account. (Exception: if the PN program is in effect when you elect to end your participation in the Special DCA program, we will transfer the remaining balance to the PN program investment option you have selected).

- We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your financial advisor.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be more than one digit past the decimal numbers. Asset rebalancing does not apply to the GPAs, fixed account or the Special DCA account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.

Different rules apply to asset rebalancing under an asset allocation program (see "Asset Allocation Program" and "Portfolio Navigator Program" below).

ASSET ALLOCATION PROGRAM

(FOR CONTRACTS PURCHASED PRIOR TO NOV. 1, 2005)


For contracts purchased before Nov. 1, 2005, we offered an asset allocation program. You could elect to participate in the asset allocation program and there was no additional charge. If you purchased an optional Withdrawal Benefit rider, you were required to participate in the asset allocation program under the terms of the rider. The asset allocation program described in this section has been replaced with the PN program for all contracts. The following describes the program that existed prior to Nov. 1, 2005.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the fixed account and certain GPAs, (if available under the asset allocation program) which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. You are responsible for determining which model portfolio is best for you. Your sales representative can help you make this determination. In addition, your financial advisor may provide you with a questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, the fixed account and/or any GPAs that make up that model portfolio. By participating in the program, you authorize us to invest your contract value in the subaccounts, the fixed account and/or any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have

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selected. You also authorize us to automatically rebalance your contract value quarterly in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA will apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available, (see "The Special DCA Account") and you are participating in the asset allocation program, we will make monthly transfers from the Special DCA account into the model portfolio you have chosen.

You may not discontinue your participation in the asset allocation program; however, you have the right at all times to make a full surrender of your contract value (see "Surrenders").

Because the Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you no longer wish to participate in any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

Under the asset allocation program, the subaccounts, the fixed account and/or any GPAs (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, the fixed account and/or any GPAs (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.


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PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)
Under the PN program for living benefit riders, your contract value is allocated to a PN program investment option. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds' investment objective ("Portfolio Navigator funds"). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a "static" PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see "The static model portfolios" below.

You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.

THE PORTFOLIO NAVIGATOR FUNDS. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. The funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management Investment Advisers is the investment adviser of each of the funds of funds, and Columbia Management Investment Advisers or an affiliate is the investment adviser of each of the underlying funds in which the funds of funds invest. Morningstar Associates, LLC serves as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds. Neither Columbia Management Investment Advisers nor Morningstar Associates, LLC serves as your investment adviser as to the allocation of your contract value under the PN program (regardless of whether you have selected a PN program investment option or have chosen to remain in a static model portfolio). Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management Investment Advisers and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the fund's board of trustees.

Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:

1. Variable Portfolio - Aggressive Portfolio: 80% Equity / 20% Fixed Income

2. Variable Portfolio - Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income

3. Variable Portfolio - Moderate Portfolio: 50% Equity / 50% Fixed Income

4. Variable Portfolio - Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income

5. Variable Portfolio - Conservative Portfolio: 20% Equity / 80% Fixed Income

FUND OF FUNDS CONFLICTS OF INTEREST. In providing investment advisory services for the Portfolio Navigator funds of funds and the underlying funds in which the Portfolio Navigator funds of funds invest, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest to which Columbia Management Investment Advisers and its affiliates are subject, see the Portfolio Navigator funds of funds prospectus.

THE STATIC MODEL PORTFOLIOS. If you have chosen to remain invested in a "static" PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the funds of funds investment options. If you begin taking income from your contract and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the fund of funds that corresponds to that model portfolio.


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Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.

Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management Investment Advisers or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.

PARTICIPATING IN THE PN PROGRAM. You are responsible for determining which investment option is best for you. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your selection of a specific investment option or your decision to change to a different investment option.

Currently, there are five Portfolio Navigator funds (and under the previous PN program five model portfolio investment options) ranging from conservative to aggressive. You may not use more than one investment option at a time.

If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available (see "The Special DCA Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA account into the investment option or model portfolio you have chosen.

You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional rider that requires participation in the PN program and you make such a change, we may charge you a higher fee for your rider. If your contract includes optional living benefit riders, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of investment options based on the amount of your initial purchase payment;

- cancel required participation in the program after 30 days' written notice;

- substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

- discontinue the PN program after 30 days' written notice.

RISKS. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a fund of funds, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a fund of funds, see the prospectus for funds of funds.

LIVING BENEFIT RIDERS REQUIRING PARTICIPATION IN THE PN PROGRAM:

- ACCUMULATION BENEFIT RIDER: You cannot terminate the Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the PN program investment options. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.


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- WITHDRAWAL BENEFIT RIDER: The Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while the PN program is in effect.

You may transfer contract value from any one subaccount, GPAs or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

Subject to state regulatory requirements, we may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and fixed account at any time. The amount transferred to any GPA must be at least $1,000. However, if you made a transfer from the fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the fixed account until the next contract anniversary. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the fixed account to the subaccounts or the GPAs once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the fixed account are not subject to an MVA.


  Currently, transfers out of the fixed account are limited to the greater of:
  a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts. Because of this limitation, it may take you several years to transfer all your contract value from the fixed account. You should carefully consider whether the fixed account meets your investment criteria before you invest. If an automated dollar-cost averaging arrangement is established at contract issue, the 30% limitation does not apply to transfers made from the fixed account to the subaccounts for the duration of this initial arrangement.


- You may transfer contract values from any GPA to the subaccounts, fixed account or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts or GPAs will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- You may not make a transfer to the Special DCA account.

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs and Special DCAs.


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MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market

    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
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

timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost-averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your financial advisor can help you set up automated transfers or partial surrenders among your subaccounts or fixed account (if available).

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.


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- Automated transfers to the GPAs, the fixed account or the Special DCA account are not allowed.

- Automated transfers from the fixed account to the subaccounts under an automated dollar-cost averaging arrangement may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA account.

- If you have Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

MINIMUM AMOUNT
Transfers or surrenders:  $50

MAXIMUM AMOUNT
Transfers or surrenders: None (except for automated transfers from the fixed account)

 3 BY TELEPHONE


Call:
1-800-862-7919




MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT
Transfers:                Contract value or entire account balance
Surrenders:               $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS


You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our corporate office in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see "Charges"). Federal income taxes and penalties as well as state and local income taxes may apply (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout
Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guaranteed Minimum Withdrawal Benefit"). Any partial surrender request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the

    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
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surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account, in the same proportion as your value in each account correlates to your total contract value, less any GPA or Special DCA account, unless you request otherwise. We will not withdraw money for a partial surrender from any GPAs or Special DCA account you may have, unless insufficient amounts are available from your subaccounts and/or fixed account. However, you may request specifically surrender from a GPA or Special DCA account. The minimum contract value after partial surrender is $600.

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as your contract; and

- pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;


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  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the Withdrawal Benefit or Accumulation Benefit rider.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. If you are a natural person and you own a nonqualified annuity, you may change the annuitant or successor annuitant if the request is made before annuity payments begin and while the existing annuitant is living. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the ROPP, MAV, 5-Year MAV, EEB, EEP, Accumulation Benefit or Withdrawal Benefit. If you change ownership of your contract, we will terminate the ROPP and EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits".) In addition, the terms of the EEB, MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over." We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If the new owner is older than age 75, the MAV and 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change in ownership. The Accumulation Benefit rider and the Withdrawal Benefit rider will continue upon change of ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT


We will pay the death benefit to your beneficiary upon your death if you die before the settlement start date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.


If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.


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If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.




ADJUSTED PARTIAL SURRENDERS   =     PS XDB
                                   -------
                                      CV





  PS  = the partial surrender including any applicable surrender charge.

  DB = the death benefit on the date of (but prior to) the partial surrender.

  CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 75 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:

- You purchase the contract with a payment of $20,000.

- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.


We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments                                                                  $20,000
minus adjusted partial surrenders, calculated as:
        $1,500 x $20,000
             $18,000       =                                                              -1,667
                                                                                         -------
          for a death benefit of:                                                        $18,333



IF YOU DIE BEFORE YOUR SETTLEMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. The death benefit will never be less than the surrender value adjusted by the MVA formula. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. If your spouse elects to continue the contract as owner, the following describes the standard death benefit:

- If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

  - contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

  - purchase payments minus adjusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.

We will not waive surrender charges on contracts continued under the spousal continuation provision.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES
- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he/she is eligible to do so, with the contract value equal to

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  the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:

- If your spouse was 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

  - contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

  - purchase payments minus adjusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

We will not waive surrender charges on contracts continued under the spousal continuation provision.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account). If the beneficiary chooses the checking account option, the proceeds will be deposited into an interest bearing checking account issued by Ameriprise Bank, FSB, member FDIC unless the beneficiary fails to meet the requirements of using this option.

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL DEATH BENEFITS

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP)
The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.



ADJUSTED PARTIAL SURRENDERS FOR THE ROPP DEATH BENEFIT   =    PS X DB
                                                             ---------
                                                                 CV



  PS = the partial surrender including any applicable surrender charge.


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

  DB = the death benefit on the date of (but prior to) the partial surrender.

  CV = the contract value on the date of (but prior to) the partial surrender.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

If you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.

When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.

TERMINATING THE ROPP
- You may terminate the ROPP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the ROPP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

If you terminate the ROPP, the standard death benefit applies.

For an example, see Appendix C.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY, he or she may keep the contract as owner with the contract value equal to the death benefit that would otherwise been paid under the ROPP. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. IF YOUR SPOUSE WAS AGE 76 OR OLDER AS OF THE DATE WE ISSUED THE CONTRACT, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in "Charges -- ROPP Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse was age 75 or younger as of the date we issued the contract, the ROPP will terminate.

NOTE: For special tax considerations associated with the ROPP, see "Taxes."

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to the GPAs, fixed account or Special DCA account during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.

If you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

TERMINATING THE MAV
- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.


 52  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT
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- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix C.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

MAXIMUM FIVE YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV)
The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider fee continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to the GPAs, fixed account or Special DCA account during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the 5-Year MAV is appropriate for your situation.

If you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.

On the fifth contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the previous 5-year anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent fifth contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

TERMINATING THE 5-YEAR MAV
- You may terminate the 5-Year MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the 5-Year MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the 5-Year MAV, the standard death benefit applies.

For an example, see Appendix C.


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
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

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

ENHANCED EARNINGS DEATH BENEFIT (EEB)
The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides for reduced benefits if you are age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEB is appropriate for your situation.

If you are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.

The EEB provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Benefit"), the MAV death benefit amount, if applicable, or the 5-Year MAV death benefit amount, if applicable;

PLUS

- 40% of your earnings at death if you were under age 70 on the rider effective date; or

- 15% of your earnings at death if you were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

  - the standard death benefit amount, the MAV death benefit amount, or the 5-Year MAV death benefit amount if applicable (the "death benefit amount")

  - MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

  - MINUS the greater of:

    - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

    - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

  - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

  - the greater of:

  - the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or


 54  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT
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  - an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

  - PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix C.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)
The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides for reduced benefits if you are age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEP is appropriate for your situation.

If this EEP rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE OR DIRECT TRANSFER FROM ANOTHER ANNUITY OR A LIFE INSURANCE POLICY. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.

The EEP provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS
- EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered as follows:


                                       PERCENTAGE IF YOU ARE                                PERCENTAGE IF YOU ARE
CONTRACT YEAR                UNDER AGE 70 ON THE RIDER EFFECTIVE DATE              70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                      0%                                                     0%
Three and Four                                  10%                                                  3.75%
Five or more                                    20%                                                   7.5%




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Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit"), the MAV death benefit amount, or 5-Year MAV death benefit amount, if applicable,

PLUS


                 IF YOU ARE UNDER AGE 70                               IF YOU ARE AGE 70
CONTRACT YEAR    ON THE RIDER EFFECTIVE DATE, ADD . . .                OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

1                Zero                                                  Zero

2                40% x earnings at death (see above)                   15% x earnings at death

3 & 4            40% x (earnings at death + 25% of exchange            15% x (earnings at death + 25% of exchange
                 purchase payment*)                                    purchase payment*)

5+                                                                     40% x (earnings at death + 50% of exchange
                 15% x (earnings at death + 50% of exchange            purchase payment*)


* Exchange purchase payments are purchase payments exchanged from another annuity or a life insurance policy that are identified at issue and not previously surrendered.

We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.

TERMINATING THE EEP
- You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEP rider will terminate in the case of an ownership change.

- The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.

For an example, see Appendix C.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

- the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV or 5-Year MAV death benefit amount, if applicable,) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM ACCUMULATION BENEFIT (ACCUMULATION BENEFIT) RIDER
The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified and qualified annuities except under 401(a) and 401(k) plans. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will

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pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.

If you are 80 or younger at contract issue, you may elect the Accumulation Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Benefit rider may not be purchased with the optional Withdrawal Benefit rider. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:

    - Continue your contract;

    - Take partial surrenders or make a full surrender; or

    - Annuitize your contract.

The Accumulation Benefit rider may not be available in all states.

You should consider whether a Accumulation Benefit rider is appropriate for you because:

- you must participate in the PN program and you must be invested in one of the available investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable payment credits to the Special DCA account, when available (see "The Special DCA Account"), and we will make monthly transfers into the investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program");

- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below);

- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;

- the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and

- the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your PN program investment option to one that causes the Accumulation Benefit rider charge to increase (see "Charges").

Be sure to discuss with your sales representative whether an Accumulation Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION BENEFIT:
BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your PN program investment option after we have exercised our rights to increase the rider fee.



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Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see "Charges - Accumulation Benefit Rider Charge"). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS
If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full surrender; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix C.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (WITHDRAWAL BENEFIT AND ENHANCED WITHDRAWAL BENEFIT)
The Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if you are 80 or younger on the date the contract is issued. It is available for nonqualified and qualified annuities except under 401 (a) and 401 (k) plans.(1)

(1) The Withdrawal Benefit rider is not available under an inherited qualified annuity.


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You must have elected the Withdrawal Benefit rider when you purchased your contract (original rider). The original rider you received at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three contract years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We offered you the option of replacing the original rider with a new Withdrawal Benefit (enhanced rider). The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three contract years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three contract years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

  - surrender charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

  - the guaranteed benefit amount will be adjusted as described below; and

  - the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see "Charges -- Surrender Charge"). Market value adjustments, if applicable, will also be made (see the "Market Value Adjustment" provision in the prospectus). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").

Once elected, the Withdrawal Benefit rider may not be cancelled by you and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Withdrawal Benefit rider, you may not select the Accumulation Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator investment option, the rider charge may change (see "Charges").

WITHDRAWAL BENEFIT IS SUBJECT TO CERTAIN RESTRICTIONS AND LIMITATIONS DESCRIBED
BELOW:

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must participate in the PN program with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). The PN program limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available (see "The Special DCA Account"), and we will make monthly transfers into the investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program.");

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor if you selected this optional rider and if you have any questions about the use of this rider in your tax situation;

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments. For current limitations, see "Buying Your Contract -- Purchase Payment."

- NON-CANCELABLE: Once elected, the Withdrawal Benefit rider may not be cancelled by you and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP is subject to the excess withdrawal processing for the GBA and Remaining Benefit Amount (RBA) described below.



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

YOU SHOULD CONSULT YOUR TAX ADVISOR IF YOU HAVE ANY QUESTIONS ABOUT THE USE OF THIS RIDER IN YOUR TAX SITUATION:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue this administrative practice and will give you 30 days' written notice of any such change.

For contract holders subject to annual RMD rules under Section 401(a)(9) of the Code, amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:

If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

  - A Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the value of the RBP from the beginning of the current contract year.

  - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

  - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described by the rider.

The ALERMDA is:

(1) determined by us each calendar year;

(2) based on the value of this contract alone on the date it is determined; and

(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a) (9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1. IRAs under Section 408(b) of the Code;

2. Roth IRAs under Section 408A of the Code;

3. SIMPLE IRA under Section 408A of the Code;

4. SEP plans under Section 408 (k) of the Code;

5. Custodial and investment only plans under Section 401 (a) of the Code;

6. TSAs under Section 403(b) of the Code.

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements would exceed your available withdrawal amount and may result in the reduction of your GBA and/or RBA as described under the excess withdrawal provision of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years. The annual life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


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GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three contract years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three contract years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. Note that the GBA and the GBP are calculated after the reversal of prior step ups:

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three contract years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three contract years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Note that the RBA and the GBP are calculated after the reversal of prior step ups.


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RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of a) 7% of the GBA or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three contract years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above, and to surrender charges; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A(1): You may only step up if your contract value on the valuation date we receive your written request to step up is greater than RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.


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- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the step up; or (b) 7% of the GBA after the step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

RIDER B(1): You may only step up if your contract value is greater than RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the step up; or (b) 7% of the GBA after the step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

(1) Before April 29, 2005 we only offered Rider B. We began offering Rider A in states where it is approved and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005 the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchased a contract on or after April 20, 2005 with this benefit, the version we offer you depends on which state you live in. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge (see the "Withdrawal Benefit Rider Fee" provision in the prospectus), the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups. The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

(a) Prior to any withdrawals during the first three contract years, the RBP will not be affected by the step up.

(b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up on contract anniversaries.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract.


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Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.

If a spousal continuation step up is elected and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue the administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step up. If the spousal continuation step up is processed automatically, the step up date is the valuation date the spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step up if we receive the request by the close of business on that day, otherwise the next valuation date.

REMAINING BENEFIT AMOUNT PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO LESS THAN $600*
If the contract value reduces to less than $600 and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above. If the contract value falls to zero and the RBA is depleted, the Withdrawal Benefit rider and the contract will terminate.

* Under our current administrative practice, we allow the minimum contract value to be $0. Therefore, these limitations will only apply when the contract value is reduced to zero.

For an example, see Appendix C.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date after any rider charges have been deducted, plus or minus any applicable MVA, less any purchase payment credits subject to reversal and less any applicable premium tax. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;


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- the annuitant's age and, in most cases, the annuitant's sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant's age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan*:

- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B: LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving owner. Payouts end with the death of the second annuitant.

- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be either 5.17% or 6.67%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")

- WITHDRAWAL BENEFIT -- RBA PAYOUT OPTION: If you have a Withdrawal Benefit rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be

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  available only if the guaranteed payout period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

* For contracts purchased in Oregon, you cannot apply your contract value to an annuity payout plan during your first contract year.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied toe a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


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WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until surrendered or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contract while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, or (4) the exchange of a qualified long-term care insurance contract for a qualified long-term insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new


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policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.


For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange. Different IRS limitations on surrenders apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be

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imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);




- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);


- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.



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TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.


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Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.75% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its financial advisors in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your financial advisor for further information about what your financial advisor and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS



Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
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




supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934
Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.


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                                   APPENDICES

The purpose of these appendices is to illustrate the operation of various contract features and riders and to provide condensed financial history disclosure regarding the subaccounts. In order to demonstrate these contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA account, fixed account and the fees and charges that apply to your contract.

The examples of the optional riders and death benefits in Appendix C include partial surrenders to illustrate the effect of partial surrenders on the particular benefit. These examples are intended to show how the optional riders and death benefits operate, and do not take into account whether a particular optional rider or death benefit is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions") which may require you to take partial surrenders from the contract. If you are considering the addition of certain death benefits and/or optional riders to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.


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

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early surrenders."

GENERAL EXAMPLES

ASSUMPTIONS:
- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + II
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period (rounded up to the next year).

              n = number of months remaining in the current Guarantee Period
                (rounded up to the next month)

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                       1.030
$1,000 X    [(   -----------------   )   (84/12)  - 1]  = -$39.84
                  1 + .035 + .001)


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                       1.030
$1,000 X    [(   -----------------   )   (84/12)  - 1]  = $27.61
                  1 + .025 + .001)


In this example, the MVA is a positive $27.61.

We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from

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

your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


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APPENDIX B: EXAMPLE -- SURRENDER CHARGES


FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you surrender the contract for its total value during the fourth contract year. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                    CONTRACT WITH GAIN   CONTRACT WITH LOSS
                   Contract Value at time of full       $120,000.00          $ 80,000.00
                                       surrender:
             Contract Value on prior anniversary:        115,000.00            85,000.00
STEP 1.    We determine the Total Free Amount
           (TFA) available in the contract as the
           greatest of the earnings or 10% of the
           prior anniversary value:
                        Earnings in the contract:         20,000.00                 0.00
          10% of the prior anniversary's contract         11,500.00             8,500.00
                                           value:
                                                        -----------          -----------
                               Total Free Amount:         20,000.00             8,500.00
STEP 2.    We determine the TFA that is from
           Purchase Payments:
                               Total Free Amount:         20,000.00             8,500.00
                        Earnings in the contract:         20,000.00                 0.00
              Purchase Payments being Surrendered              0.00             8,500.00
                                      Free (PPF):
STEP 3.    We calculate the Premium Ratio (PR):
           PR = [WD - TFA] / [CV - TFA]
                                             WD =        120,000.00            80,000.00      = the amount of the
                                                                                                surrender
                                            TFA =         20,000.00             8,500.00      = the total free amount,
                                                                                                step 1
                                             CV =        120,000.00            80,000.00      = the contract value at
                                                                                                the time of the
                                                                                                surrender
                                             PR =              100%                 100%      = the premium ratio
STEP 4.    We calculate Chargeable Purchase
           Payments being Surrendered (CPP):
           CPP = PR  X (PP - PPF)
                                             PR =              100%                 100%      = premium ratio,
                                                                                                step 3
                                             PP =        100,000.00           100,000.00      = purchase payments not
                                                                                                previously surrendered
                                            PPF =              0.00             8,500.00      = purchase payments
                                                                                                being surrendered
                                                                                                free, step 2
                                            CPP =        100,000.00            91,500.00
STEP 5.    We calculate the Surrender Charges:
                    Chargeable Purchase Payments:        100,000.00            91,500.00
                     Surrender Charge Percentage:                7%                   7%
                                Surrender Charge:          7,000.00             6,405.00
STEP 6.    We calculate the Net Surrender Value:         120,000.00            80,000.00
                      Contract Value Surrendered:         (7,000.00)           (6,405.00)
              Contract Charge (assessed upon full            (30.00)              (30.00)
                                      surrender):
                     NET FULL SURRENDER PROCEEDS:        112,970.00            73,565.00




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PARTIAL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you request a gross partial surrender of $50,000 during the fourth contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                  CONTRACT WITH GAIN   CONTRACT WITH LOSS
              Contract Value at time of partial       $120,000.00          $ 80,000.00
                                     surrender:
           Contract Value on prior anniversary:        115,000.00            85,000.00
STEP 1.    We determine the Total Free Amount
           (TFA) available in the contract as
           the greatest of the earnings or 10%
           of the prior anniversary value:
                      Earnings in the contract:         20,000.00                 0.00
                 10% of the prior anniversary's         11,500.00             8,500.00
                                contract value:
                                                      -----------          -----------
                             Total Free Amount:         20,000.00             8,500.00
STEP 2.    We determine the TFA that is from
           Purchase Payments:
                             Total Free Amount:         20,000.00             8,500.00
                      Earnings in the contract:         20,000.00                 0.00
            Purchase Payments being Surrendered              0.00             8,500.00
                                    Free (PPF):
STEP 3.    We calculate the Premium Ratio (PR):
           PR = [WD - TFA] / [CV - TFA]
                                           WD =         50,000.00            50,000.00      = the amount of the
                                                                                              surrender
                                          TFA =         20,000.00             8,500.00      = the total free
                                                                                              amount, step 1
                                           CV =        120,000.00            80,000.00      = the contract value at
                                                                                              the time of surrender
                                           PR =               30%                  58%      = the premium ratio
STEP 4.    We calculate the Chargeable Purchase
           Payments being Surrendered (CPP):
           CPP = PR  X (PP - PPF)
                                           PR =               30%                  58%      = premium ratio, step 3
                                           PP =        100,000.00           100,000.00      = purchase payments not
                                                                                              previously
                                                                                              surrendered
                                          PPF =              0.00             8,500.00      = purchase payments
                                                                                              being surrendered
                                                                                              free, step 2
                                          CPP =         30,000.00            53,108.39      =  chargeable purchase
                                                                                              payments being
                                                                                              surrendered
STEP 5.    We calculate the Surrender Charges:
                  Chargeable Purchase Payments:         30,000.00            53,108.39
                   Surrender Charge Percentage:                7%                   7%
                              Surrender Charge:             2,100                3,718
STEP 6.    We calculate the Net Surrender
           Value:
                    Contract Value Surrendered:         50,000.00            50,000.00
                              SURRENDER CHARGE:         (2,100.00)           (3,717.59)
                NET PARTIAL SURRENDER PROCEEDS:         47,900.00            46,282.41




    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 77

FULL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you surrender the contract for its total value during the second contract year. The surrender charge percentage in the year after a purchase payment is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                  CONTRACT WITH GAIN   CONTRACT WITH LOSS
                 Contract Value at time of full       $120,000.00          $ 80,000.00
                                     surrender:
           Contract Value on prior anniversary:        115,000.00            85,000.00
STEP 1.    We determine the Total Free Amount
           (TFA) available in the contract as
           the greatest of the earnings or 10%
           of the prior anniversary value:
                      Earnings in the Contract:         20,000.00                 0.00
                 10% of the prior anniversary's         11,500.00             8,500.00
                                contract value:
                                                      -----------          -----------
                             Total Free Amount:         20,000.00             8,500.00
STEP 2.    We determine the TFA and Amount Free
           that is from Purchase Payments:
                             Total Free Amount:         20,000.00             8,500.00
                      Earnings in the contract:         20,000.00                 0.00
            Purchase Payments being Surrendered              0.00             8,500.00
                                    Free (PPF):
STEP 3.    We calculate the Premium Ratio (PR):
           PR = [WD - TFA] / [CV - TFA]
                                           WD =        120,000.00            80,000.00      = the amount of the
                                                                                              surrender
                                          TFA =         20,000.00             8,500.00      = the total free
                                                                                              amount, step 1
                                           CV =        120,000.00            80,000.00      = the contract value at
                                                                                              the time of the
                                                                                              surrender
                                           PR =              100%                 100%
STEP 4.    We calculate Chargeable Purchase
           Payments being Surrendered (CPP):
           CPP = PR X (PP - PPF)
                                           PR =              100%                 100%      = premium ratio,
                                                                                              step 3
                                           PP =        100,000.00           100,000.00      = purchase payments not
                                                                                              previously
                                                                                              surrendered
                                          PPF =              0.00             8,500.00      = purchase payments
                                                                                              being surrendered
                                                                                              free, step 2
                                          CPP =        100,000.00            91,500.00
STEP 5.    We calculate the Surrender Charges:
                  Chargeable Purchase Payments:        100,000.00            91,500.00
                   Surrender Charge Percentage:                7%                   7%
                              Surrender Charge:          7,000.00             6,405.00
STEP 6.    We calculate the Net Surrender              120,000.00            80,000.00
           Value:
                    Contract Value Surrendered:         (7,000.00)           (6,405.00)
            Contract Charge (assessed upon full            (30.00)              (30.00)
                                    surrender):
                   NET FULL SURRENDER PROCEEDS:        112,970.00            73,565.00




 78 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

PARTIAL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you request a gross partial surrender of $50,000 during the second contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                  CONTRACT WITH GAIN   CONTRACT WITH LOSS
              Contract Value at time of partial       $120,000.00          $ 80,000.00
                                     surrender:
           Contract Value on prior anniversary:        115,000.00            85,000.00
STEP 1.    We determine the Total Free Amount
           (TFA) available in the contract as
           the greatest of the earnings or 10%
           of the prior anniversary value:
                      Earnings in the contract:         20,000.00                 0.00
                 10% of the prior anniversary's         11,500.00             8,500.00
                                contract value:
                                                      -----------          -----------
                             Total Free Amount:         20,000.00             8,500.00
STEP 2.    We determine the Amount Free that is
           from Purchase Payments:
                             Total Free Amount:         20,000.00             8,500.00
                      Earnings in the contract:         20,000.00                 0.00
            Purchase Payments being Surrendered              0.00             8,500.00
                                    Free (PPF):
STEP 3.    We calculate the Premium Ratio (PR):
           PR = [WD - TFA] / [CV - TFA]
                                           WD =         50,000.00            50,000.00      = the amount of the
                                                                                              surrender
                                          TFA =         20,000.00             8,500.00      = the total free
                                                                                              amount, step 1
                                           CV =        120,000.00            80,000.00      = the contract value at
                                                                                              the time of surrender
                                           PR =               30%                  58%      = the premium ratio
STEP 4.    We calculate the Chargeable Purchase
           Payments being Surrendered (CPP):
           CPP = PR X (PP - PPF)
                                           PR =               30%                  58%      = premium ratio,
                                                                                              step 3
                                           PP =        100,000.00           100,000.00      = purchase payments not
                                                                                              previously
                                                                                              surrendered
                                          PPF =              0.00             8,500.00      =  purchase payments
                                                                                              being surrendered
                                                                                              free, step 2
                                          CPP =         30,000.00            53,108.39      = chargeable purchase
                                                                                              payments being
                                                                                              surrendered
STEP 5.    We calculate the Surrender Charges:
                  Chargeable Purchase Payments:         30,000.00            53,108.39
                   Surrender Charge Percentage:                7%                   7%
                              Surrender Charge:             2,100                3,718
STEP 6.    We calculate the Net Surrender
           Value:
                    Contract Value Surrendered:         50,000.00            50,000.00
                              SURRENDER CHARGE:         (2,100.00)           (3,717.59)
                NET PARTIAL SURRENDER PROCEEDS:         47,900.00            46,282.41




    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 79

APPENDIX C: EXAMPLE -- OPTIONAL BENEFITS


EXAMPLE -- ACCUMULATION BENEFIT

The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

- You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.

- You make no additional purchase payments.

- You do not exercise the Elective Step-up option.

- The Accumulation Benefit rider fee is 0.60%.


END OF
CONTRACT       ASSUMED NET       PARTIAL SURRENDER           ADJUSTED                      ACCUMULATION
YEAR         RATE OF RETURN     (BEGINNING OF YEAR)     PARTIAL SURRENDER       MCAV      BENEFIT AMOUNT     CONTRACT VALUE
1                   12%                    0                      0           100,000              0             111,328

2                   15%                    0                      0           102,422              0             127,259

3                    3%                    0                      0           104,861              0             130,290

4                   -8%                    0                      0           104,861              0             119,148

5                  -15%                    0                      0           104,861              0             100,647

6                   20%                2,000                  2,084           102,778              0             117,666

7                   15%                    0                      0           108,252              0             134,504

8                  -10%                    0                      0           108,252              0             120,327

9                  -20%                5,000                  4,498           103,754              0              91,639

10                 -12%                    0                      0           103,754         23,734             103,754



EXAMPLE -- WITHDRAWAL BENEFIT

The following example shows how the Withdrawal Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

- You purchase the RAVA Select contract (with the Withdrawal Benefit rider) with a payment of $100,000. No purchase payment credit applies.

- You make no additional purchase payments.

- The contract earns a net return of -5%.

- The Withdrawal Benefit rider fee is 0.60%.


 80 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

- You take withdrawals equal to the GBP (which is 7% of the GBA or $7,000) at the beginning of each contract year until the RBA is exhausted.



CONTRACT        CONTRACT VALUE            WITHDRAWAL         CONTRACT VALUE
YEAR         (BEGINNING OF YEAR)     (BEGINNING OF YEAR)      (END OF YEAR)        GBA         RBA
1                  $100,000                 $7,000               $87,820        $100,000     $93,000

2                    87,820                  7,000                76,318         100,000      86,000

3                    76,318                  7,000                65,457         100,000      79,000

4                    65,457                  7,000                55,201         100,000      72,000

5                    55,201                  7,000                45,516         100,000      65,000

6                    45,516                  7,000                36,371         100,000      58,000

7                    36,371                  7,000                27,735         100,000      51,000

8                    27,735                  7,000                19,550         100,000      44,000

9                    19,550                  7,000                11,821         100,000      37,000

10                   11,821                  7,000                 4,523         100,000      30,000

11                    4,523                  7,000                     0         100,000      23,000

12                        0                  7,000                     0         100,000      16,000

13                        0                  7,000                     0         100,000       9,000

14                        0                  7,000                     0         100,000       2,000

15                        0                  2,000                     0         100,000           0



EXAMPLE -- ROPP DEATH BENEFIT

- You purchase the contract (with the ROPP rider) with a payment of $20,000.

- The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
        The total purchase payments minus adjustments for partial surrenders:
        Total purchase payments                                                         $20,000
        minus adjusted partial surrenders, calculated as:
        $1,500 x $20,000
        ----------------  =                                                              -1,667
             $18,000
                                                                                        -------
        for a death benefit of:                                                         $18,333



EXAMPLE -- MAV DEATH BENEFIT

- You purchase the contract (with the MAV rider) with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
        The maximum anniversary value immediately preceding the date of death plus any payments
        made since that anniversary minus adjusted partial surrenders:
        Greatest of your contract anniversary contract values:                          $24,000
        plus purchase payments made since that anniversary:                                  +0
        minus adjusted partial surrenders, calculated as:
        $1,500 x $24,000
        ----------------  =                                                              -1,636
             $22,000
                                                                                        -------
        for a death benefit of:                                                         $22,364



EXAMPLE -- 5-YEAR MAV DEATH BENEFIT

- You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.

- On the fifth contract anniversary the contract value grows to $30,000.

- During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.


    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 81

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
         The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
         Greatest of your 5-year contract anniversary contract values:                   $30,000
         plus purchase payments made since that anniversary:                                  +0
         minus adjusted partial surrenders, calculated as:
         $1,500 x $30,000
         ----------------  =                                                              -1,800
              $25,000
                                                                                         -------
         for a death benefit of:                                                         $28,200



EXAMPLE -- EEB DEATH BENEFIT

- You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.

- During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

     MAV death benefit amount (contract value):                                          $110,000
     plus the EEB which equals 40% of earnings at death (MAV death benefit amount minus payments not previously surrendered):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

     MAV death benefit amount (maximum anniversary value):                               $110,000
     plus the EEB (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000


- During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 -- $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

                                MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
                                            ($50,000 x $110,000)
                                $110,000 -  --------------------  =                                     $57,619
                                                  $105,000
                                plus the EEB (40% of earnings at death):
                                0.40 x ($57,619 - $55,000) =                                             +1,048
                                                                                                        -------
   Total death benefit of:                                                                              $58,667



- On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit equals:

     MAV death benefit amount (contract value):                                          $200,000
     plus the EEB (40% of earnings at death)
     0.40 x 2.50 x ($55,000) =                                                            +55,000
                                                                                         --------
  Total death benefit of:                                                                $255,000




 82 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

- During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

     MAV death benefit amount (contract value less purchase payment credits reversed)    $250,000
     plus the EEB (40% of earnings at death)
     0.40 x 2.50 x ($55,000) =                                                            +55,000
                                                                                         --------
  Total death benefit of:                                                                $305,000


- During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the EEB changes. The death benefit equals:

     MAV death benefit amount (contract value):                                          $250,500
     plus the EEB which equals 40% of earnings at death (the standard death benefit amount minus payments not previously surrendered):
     0.40 x ($250,500 - $105,000) =                                                       +58,200
                                                                                         --------
  Total death benefit of:                                                                $308,700



EXAMPLE -- EEP DEATH BENEFIT

- You purchase the contract with an exchange purchase payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.

- During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit amount, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit equals:

     MAV death benefit amount (contract value):                                          $110,000
     plus the EEP Part I which equals 40% of earnings at death (the MAV death benefit amount minus purchase payments not previously surrendered):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

     MAV death benefit amount (maximum anniversary value):                               $110,000
     plus the EEP Part I (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
     plus the EEP Part II which in the third contract year
     equals 10% of exchange purchase payments identified at
     issue and not previously surrendered:
     0.10 x $100,000 =                                                                    +10,000
                                                                                         --------
  Total death benefit of:                                                                $124,000




    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 83

- During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 -- $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

  MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
                 ($50,000 x $110,000)
     $110,000 -  --------------------  =                                                     $57,619
                       $105,000
  plus the EEP Part I (40% of earnings at death):
  0.40 x ($57,619 - $55,000) =                                                                +1,048
  plus the EEP Part II which in the third contract year
  equals 10% of exchange purchase payments identified at
  issue and not previously surrendered:
  0.10 x $55,000 =                                                                            +5,500
                                                                                             -------
Total death benefit of:                                                                      $64,167


- On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit equals:

     MAV death benefit amount (contract value):                                          $200,000
     plus the EEP Part I (40% of earnings at death)
     .40 x (2.50 x $55,000) =                                                             +55,000
     plus the EEP Part II which after the fourth contract
     year equals 20% of exchange purchase payments identified at issue
     and not previously surrendered: 0.20 x $55,000 =                                     +11,000
                                                                                         --------
  Total death benefit of:                                                                $266,000


- During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP
  Part II. The death benefit equals:

     MAV death benefit amount (contract value less purchase
     payment credits reversed):                                                          $250,000
     plus the EEP Part I (40% of earnings at death)
     .40 x (2.50 x $55,000) =                                                             +55,000
     plus the EEP Part II, which after the fourth contract year equals 20%
     of exchange purchase payments identified at issue and
     Not previously surrendered: 0.20 x $55,000 =                                         +11,000
                                                                                         --------
  Total death benefit of:                                                                $316,000


- During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit equals:

     MAV death benefit amount (contract value):                                          $250,500
     the EEP Part I which equals 40% of earnings
     at death (the MAV death benefit minus payments not
     previously surrendered):
     0.40 x ($250,500 - $105,000) =                                                       +58,200
     plus the EEP Part II, which after the fourth contract
     year equals 20% of exchange purchase payments identified at issue
     And not previously surrendered: 0.20 x $55,000 =                                     +11,000
                                                                                         --------
  Total death benefit of:                                                                $319,700




 84 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information to subaccounts that were not available under your contract as of Dec. 31, 2011.





VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit
value at beginning
of period                 $1.28      $1.08    $0.71    $1.36    $1.14    $1.06    $1.00       --       --       --
Accumulation unit
value at end of
period                    $0.97      $1.28    $1.08    $0.71    $1.36    $1.14    $1.06       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                     60         76       69       49       61      653      144       --       --       --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.08      $0.97    $0.81    $1.37    $1.31    $1.13    $1.09    $0.98    $0.75    $0.97
Accumulation unit
value at end of
period                    $1.14      $1.08    $0.97    $0.81    $1.37    $1.31    $1.13    $1.09    $0.98    $0.75
Number of
accumulation units
outstanding at end
of period (000
omitted)                    314        321      388      452    1,081    1,374    1,186      726      969      310
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.72      $1.66    $1.24    $2.68    $2.55    $1.90    $1.64    $1.32    $0.92    $0.98
Accumulation unit
value at end of
period                    $1.38      $1.72    $1.66    $1.24    $2.68    $2.55    $1.90    $1.64    $1.32    $0.92
Number of
accumulation units
outstanding at end
of period (000
omitted)                    982      1,076    1,925    3,352    3,600    3,592    2,607      984      472      606
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.39      $1.24    $0.93    $1.70    $1.45    $1.17    $1.04    $0.91    $0.74    $0.93
Accumulation unit
value at end of
period                    $1.22      $1.39    $1.24    $0.93    $1.70    $1.45    $1.17    $1.04    $0.91    $0.74
Number of
accumulation units
outstanding at end
of period (000
omitted)                     48         65      263      286      389      365      314      127        5      254
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (5/1/2007)
Accumulation unit
value at beginning
of period                 $1.04      $0.88    $0.68    $0.90    $1.00       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.02      $1.04    $0.88    $0.68    $0.90       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    101        153    1,289    1,327    1,710       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit
value at beginning
of period                 $1.07      $0.93    $0.69    $1.20    $1.00    $1.04    $1.00       --       --       --
Accumulation unit
value at end of
period                    $1.07      $1.07    $0.93    $0.69    $1.20    $1.00    $1.04       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                     98         73       91       72      187    2,939      618       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.47      $1.31    $1.10    $1.51    $1.61    $1.36    $1.31    $1.15    $0.90    $1.04
Accumulation unit
value at end of
period                    $1.48      $1.47    $1.31    $1.10    $1.51    $1.61    $1.36    $1.31    $1.15    $0.90
Number of
accumulation units
outstanding at end
of period (000
omitted)                    570        525      469      483      848    1,060    1,104    1,064      673      483
------------------------------------------------------------------------------------------------------------------
CALVERT VP SRI BALANCED PORTFOLIO (5/1/2000)
Accumulation unit
value at beginning
of period                 $1.10      $0.99    $0.79    $1.16    $1.13    $1.05    $1.00    $0.93    $0.78    $0.89
Accumulation unit
value at end of
period                    $1.14      $1.10    $0.99    $0.79    $1.16    $1.13    $1.05    $1.00    $0.93    $0.78
Number of
accumulation units
outstanding at end
of period (000
omitted)                      6          6       10       24       21       18        5       54        8        8
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.22      $1.09    $0.88    $1.26    $1.25    $1.10    $1.06    $0.97    $0.81    $0.94
Accumulation unit
value at end of
period                    $1.24      $1.22    $1.09    $0.88    $1.26    $1.25    $1.10    $1.06    $0.97    $0.81
Number of
accumulation units
outstanding at end
of period (000
omitted)                    580        634      733      602      372      459      623      257      221      120
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.23      $1.24    $1.25    $1.22    $1.17    $1.13    $1.11    $1.11    $1.11    $1.10
Accumulation unit
value at end of
period                    $1.23      $1.23    $1.24    $1.25    $1.22    $1.17    $1.13    $1.11    $1.11    $1.11
Number of
accumulation units
outstanding at end
of period (000
omitted)                    514        613    2,492   10,988   11,779    8,286    4,504    2,098      447    3,911
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.63      $1.51    $1.33    $1.43    $1.36    $1.31    $1.29    $1.24    $1.20    $1.14
Accumulation unit
value at end of
period                    $1.73      $1.63    $1.51    $1.33    $1.43    $1.36    $1.31    $1.29    $1.24    $1.20
Number of
accumulation units
outstanding at end
of period (000
omitted)                  2,923      3,828   10,140    8,140    9,540    7,272    3,619    2,145    1,691      762
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.71      $1.47    $1.16    $1.96    $1.83    $1.53    $1.36    $1.16    $0.82    $1.02
Accumulation unit
value at end of
period                    $1.62      $1.71    $1.47    $1.16    $1.96    $1.83    $1.53    $1.36    $1.16    $0.82
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,770      2,153    7,610    8,565    9,289    9,434    5,165    3,041    1,239    1,262
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $0.82      $0.70    $0.57    $0.99    $0.97    $0.85    $0.80    $0.76    $0.59    $0.76
Accumulation unit
value at end of
period                    $0.86      $0.82    $0.70    $0.57    $0.99    $0.97    $0.85    $0.80    $0.76    $0.59
Number of
accumulation units
outstanding at end
of period (000
omitted)                    464        565      877    1,397    1,682    2,453    3,121    1,484      172      202
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 85

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (5/1/2000)
Accumulation unit
value at beginning
of period                 $2.75      $2.31    $1.33    $2.90    $2.11    $1.58    $1.19    $0.96    $0.69    $0.73
Accumulation unit
value at end of
period                    $2.16      $2.75    $2.31    $1.33    $2.90    $2.11    $1.58    $1.19    $0.96    $0.69
Number of
accumulation units
outstanding at end
of period (000
omitted)                    843      1,028    1,522    2,437    1,993    2,144    1,491      475      115      277
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.82      $1.72    $1.55    $1.56    $1.46    $1.38    $1.46    $1.33    $1.18    $1.04
Accumulation unit
value at end of
period                    $1.90      $1.82    $1.72    $1.55    $1.56    $1.46    $1.38    $1.46    $1.33    $1.18
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,122      1,599    3,215    2,861    3,115    2,645    1,377      741      714      251
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
value at beginning
of period                 $1.24      $1.20    $1.13    $1.13    $1.06    $1.05    $1.03    $1.00       --       --
Accumulation unit
value at end of
period                    $1.36      $1.24    $1.20    $1.13    $1.13    $1.06    $1.05    $1.03       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,132      1,988    5,705    2,307    2,713    2,959    1,455    5,004       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (4/28/2006)
Accumulation unit
value at beginning
of period                 $1.29      $1.16    $0.81    $1.09    $1.07    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $1.37      $1.29    $1.16    $0.81    $1.09    $1.07       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    291        321      461      402      788      585       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.82      $1.61    $1.05    $1.41    $1.39    $1.26    $1.22    $1.10    $0.89    $0.95
Accumulation unit
value at end of
period                    $1.91      $1.82    $1.61    $1.05    $1.41    $1.39    $1.26    $1.22    $1.10    $0.89
Number of
accumulation units
outstanding at end
of period (000
omitted)                    695        706      639      713    1,605    1,925    2,397    2,886    4,230    1,480
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
value at beginning
of period                 $1.51      $1.34    $0.95    $1.17    $1.15    $1.07    $1.04    $1.00       --       --
Accumulation unit
value at end of
period                    $1.59      $1.51    $1.34    $0.95    $1.17    $1.15    $1.07    $1.04       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,306      1,132    5,111    2,233    2,599    2,358      493       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.09      $0.96    $0.76    $1.28    $1.14    $0.92    $0.82    $0.70    $0.55    $0.67
Accumulation unit
value at end of
period                    $0.95      $1.09    $0.96    $0.76    $1.28    $1.14    $0.92    $0.82    $0.70    $0.55
Number of
accumulation units
outstanding at end
of period (000
omitted)                    363        399      910    1,080    1,307    1,343    1,252      848      143      488
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $0.66      $0.57    $0.42    $0.75    $0.73    $0.67    $0.62    $0.57    $0.47    $0.64
Accumulation unit
value at end of
period                    $0.64      $0.66    $0.57    $0.42    $0.75    $0.73    $0.67    $0.62    $0.57    $0.47
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,358      1,192    2,260    2,601    3,768    6,049    6,193    2,153    1,664    1,064
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.10      $0.91    $0.72    $1.20    $1.02    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $1.06      $1.10    $0.91    $0.72    $1.20    $1.02       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    767        699    7,497    6,506    5,466    2,834       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.01      $0.89    $0.65    $1.27    $1.07    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $0.84      $1.01    $0.89    $0.65    $1.27    $1.07       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    509        459      810      730      772    2,194       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (5/1/2001)
Accumulation unit
value at beginning
of period                 $1.58      $1.26    $0.78    $1.41    $1.25    $1.26    $1.15    $1.06    $0.87    $1.01
Accumulation unit
value at end of
period                    $1.34      $1.58    $1.26    $0.78    $1.41    $1.25    $1.26    $1.15    $1.06    $0.87
Number of
accumulation units
outstanding at end
of period (000
omitted)                    124        238      363      242      268      450      655      523      578      328
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (5/2/2005)
Accumulation unit
value at beginning
of period                 $1.40      $1.15    $0.82    $1.50    $1.37    $1.20    $1.00       --       --       --
Accumulation unit
value at end of
period                    $1.28      $1.40    $1.15    $0.82    $1.50    $1.37    $1.20       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    467        338    1,292    1,658    1,406    2,575      115       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (5/1/2000)
Accumulation unit
value at beginning
of period                 $0.94      $0.83    $0.66    $1.05    $1.01    $0.88    $0.85    $0.77    $0.61    $0.79
Accumulation unit
value at end of
period                    $0.95      $0.94    $0.83    $0.66    $1.05    $1.01    $0.88    $0.85    $0.77    $0.61
Number of
accumulation units
outstanding at end
of period (000
omitted)                    127        314      741    1,447    1,022    1,170    2,054    1,958    1,381      973
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
value at beginning
of period                 $1.21      $1.01    $0.81    $1.34    $1.35    $1.14    $1.10    $1.00       --       --
Accumulation unit
value at end of
period                    $1.18      $1.21    $1.01    $0.81    $1.34    $1.35    $1.14    $1.10       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    198        120      195       67       67      184       92       65       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.82      $1.44    $1.04    $1.70    $1.79    $1.61    $1.54    $1.31    $0.89    $1.08
Accumulation unit
value at end of
period                    $1.66      $1.82    $1.44    $1.04    $1.70    $1.79    $1.61    $1.54    $1.31    $0.89
Number of
accumulation units
outstanding at end
of period (000
omitted)                    152         71       57      113      214      333      514      779      660      393
------------------------------------------------------------------------------------------------------------------



 86 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (9/15/1999)
Accumulation unit
value at beginning
of period                 $1.39      $1.36    $1.30    $1.34    $1.28    $1.24    $1.23    $1.22    $1.21    $1.15
Accumulation unit
value at end of
period                    $1.41      $1.39    $1.36    $1.30    $1.34    $1.28    $1.24    $1.23    $1.22    $1.21
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,843      1,670      825    1,394      817      493      688      870    1,097    1,275
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.03      $0.89    $0.75    $1.13    $0.97    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $0.90      $1.03    $0.89    $0.75    $1.13    $0.97       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    617        533      605      506      677    1,600       --       --       --       --
------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.18      $1.08    $0.76    $1.04    $1.03    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $1.20      $1.18    $1.08    $0.76    $1.04    $1.03       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,730      1,433    2,787    2,025    2,116    2,567       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.08      $0.93    $0.69    $1.21    $1.03    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $1.04      $1.08    $0.93    $0.69    $1.21    $1.03       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  2,496      2,532    4,368    8,518    7,443    6,582       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.18      $1.04    $0.82    $1.42    $1.28    $1.14    $1.06    $1.01    $0.83    $1.00
Accumulation unit
value at end of
period                    $1.19      $1.18    $1.04    $0.82    $1.42    $1.28    $1.14    $1.06    $1.01    $0.83
Number of
accumulation units
outstanding at end
of period (000
omitted)                    438        473      805      963    1,126    1,624    1,338      994      432      233
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
value at beginning
of period                 $2.55      $1.99    $1.43    $2.39    $2.08    $1.86    $1.59    $1.28    $0.93    $1.04
Accumulation unit
value at end of
period                    $2.26      $2.55    $1.99    $1.43    $2.39    $2.08    $1.86    $1.59    $1.28    $0.93
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,077      1,379    2,734    3,823    3,786    4,011    2,702    1,034      510      325
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.52      $1.35    $1.08    $1.93    $1.66    $1.42    $1.20    $1.06    $0.75    $0.95
Accumulation unit
value at end of
period                    $1.25      $1.52    $1.35    $1.08    $1.93    $1.66    $1.42    $1.20    $1.06    $0.75
Number of
accumulation units
outstanding at end
of period (000
omitted)                    464        548      558      771      890    1,130      728      573      205      324
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit
value at beginning
of period                 $2.10      $1.75    $1.48    $2.58    $3.27    $2.73    $2.42    $1.85    $1.37    $1.35
Accumulation unit
value at end of
period                    $1.97      $2.10    $1.75    $1.48    $2.58    $3.27    $2.73    $2.42    $1.85    $1.37
Number of
accumulation units
outstanding at end
of period (000
omitted)                    163        203      232      262      688      836      667      487      349      205
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit
value at beginning
of period                 $2.64      $2.07    $1.61    $2.42    $2.49    $2.14    $1.98    $1.61    $1.22    $1.35
Accumulation unit
value at end of
period                    $2.52      $2.64    $2.07    $1.61    $2.42    $2.49    $2.14    $1.98    $1.61    $1.22
Number of
accumulation units
outstanding at end
of period (000
omitted)                    212        215      352      465      576      738      593      414      242      282
------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.36      $1.23    $0.98    $1.57    $1.53    $1.30    $1.18    $1.05    $0.85    $0.97
Accumulation unit
value at end of
period                    $1.34      $1.36    $1.23    $0.98    $1.57    $1.53    $1.30    $1.18    $1.05    $0.85
Number of
accumulation units
outstanding at end
of period (000
omitted)                    264        354      525      670      761      865      716      533      667      130
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (9/15/1999)
Accumulation unit
value at beginning
of period                 $2.86      $2.30    $1.74    $2.78    $2.71    $2.34    $2.09    $1.67    $1.31    $1.38
Accumulation unit
value at end of
period                    $2.67      $2.86    $2.30    $1.74    $2.78    $2.71    $2.34    $2.09    $1.67    $1.31
Number of
accumulation units
outstanding at end
of period (000
omitted)                    611        738      922    1,060    2,008    2,339    1,930      834      639      450
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (9/15/1999)
Accumulation unit
value at beginning
of period                 $0.98      $0.87    $0.72    $1.15    $1.18    $1.05    $0.99    $0.87    $0.67    $0.87
Accumulation unit
value at end of
period                    $1.01      $0.98    $0.87    $0.72    $1.15    $1.18    $1.05    $0.99    $0.87    $0.67
Number of
accumulation units
outstanding at end
of period (000
omitted)                    592        745      826    1,128    1,678    2,499    3,019    1,522      735      694
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (8/13/2001)
Accumulation unit
value at beginning
of period                 $0.99      $0.86    $0.72    $1.26    $1.14    $1.08    $1.00    $0.94    $0.73    $0.98
Accumulation unit
value at end of
period                    $0.90      $0.99    $0.86    $0.72    $1.26    $1.14    $1.08    $1.00    $0.94    $0.73
Number of
accumulation units
outstanding at end
of period (000
omitted)                    281        300      451      495      371      489    1,554      110       85        4
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van Kampen V.I. Capital Growth
Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.43      $1.21    $0.86    $1.63    $1.48    $1.28    $1.18    $1.03    $0.77    $0.98
Accumulation unit
value at end of
period                    $1.31      $1.43    $1.21    $0.86    $1.63    $1.48    $1.28    $1.18    $1.03    $0.77
Number of
accumulation units
outstanding at end
of period (000
omitted)                     35         19       54       71      208      183      141      107      284      180
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Mid Cap Growth Fund, Series II Shares on April 27, 2012.
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 87

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES I SHARES (4/29/2011)
Accumulation unit
value at beginning
of period                 $1.00         --       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $0.92         --       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    100         --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.07      $1.02    $0.81    $1.14    $1.03    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $1.10      $1.07    $1.02    $0.81    $1.14    $1.03       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    103        132      403       73      115    1,114       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit
value at beginning
of period                 $1.40      $1.25    $0.93    $1.58    $1.39    $1.09    $1.00       --       --       --
Accumulation unit
value at end of
period                    $1.30      $1.40    $1.25    $0.93    $1.58    $1.39    $1.09       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    294        380    2,658    2,794    1,479      105        5       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit
value at beginning
of period                 $0.90      $0.75    $0.48    $0.86    $0.81    $0.73    $0.72    $0.69    $0.48    $0.91
Accumulation unit
value at end of
period                    $0.85      $0.90    $0.75    $0.48    $0.86    $0.81    $0.73    $0.72    $0.69    $0.48
Number of
accumulation units
outstanding at end
of period (000
omitted)                    506        618      411      351      275      418      532      249       96        3
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (2/4/2004)
Accumulation unit
value at beginning
of period                 $1.26      $1.09    $0.85    $1.34    $1.38    $1.19    $1.15    $1.00       --       --
Accumulation unit
value at end of
period                    $1.22      $1.26    $1.09    $0.85    $1.34    $1.38    $1.19    $1.15       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    788        719    2,639    3,700    3,639    4,892    3,642      641       --       --
------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
value at beginning
of period                 $0.98      $0.86    $0.63    $1.06    $1.00       --       --       --       --       --
Accumulation unit
value at end of
period                    $0.92      $0.98    $0.86    $0.63    $1.06       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    461        568    6,880    6,240    5,448       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
value at beginning
of period                 $1.06      $0.85    $0.60    $1.02    $1.00       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.07      $1.06    $0.85    $0.60    $1.02       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                     49        109      136      127       65       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit
value at beginning
of period                 $0.76      $0.68    $0.49    $0.79    $0.71    $0.67    $0.64    $0.59    $0.49    $0.68
Accumulation unit
value at end of
period                    $0.76      $0.76    $0.68    $0.49    $0.79    $0.71    $0.67    $0.64    $0.59    $0.49
Number of
accumulation units
outstanding at end
of period (000
omitted)                    186        178      406      260      317      481      640      522      874      785
------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit
value at beginning
of period                 $1.35      $1.00    $0.62    $1.02    $1.01    $0.90    $0.86    $0.81    $0.61    $0.90
Accumulation unit
value at end of
period                    $1.20      $1.35    $1.00    $0.62    $1.02    $1.01    $0.90    $0.86    $0.81    $0.61
Number of
accumulation units
outstanding at end
of period (000
omitted)                    131        102      190       92      130      243      558      576      622      485
------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit
value at beginning
of period                 $2.11      $1.86    $1.41    $2.28    $1.80    $1.38    $1.19    $0.92    $0.68    $0.89
Accumulation unit
value at end of
period                    $2.23      $2.11    $1.86    $1.41    $2.28    $1.80    $1.38    $1.19    $0.92    $0.68
Number of
accumulation units
outstanding at end
of period (000
omitted)                    543        500      562      821      765    1,065      588      211      139      139
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.06      $0.87    $0.62    $1.12    $1.23    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $0.94      $1.06    $0.87    $0.62    $1.12    $1.23       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    467        451    1,794    1,961    1,463    1,473       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.31      $1.00    $0.64    $1.21    $0.99    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $1.21      $1.31    $1.00    $0.64    $1.21    $0.99       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    300        317      356      270      140    1,068       --       --       --       --
------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (5/1/2006)
Accumulation unit
value at beginning
of period                 $0.93      $0.76    $0.57    $1.07    $1.05    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $0.81      $0.93    $0.76    $0.57    $1.07    $1.05       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    154        142    1,718    1,971    2,116    1,957       --       --       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
value at beginning
of period                 $1.53      $1.33    $0.96    $1.62    $1.53    $1.31    $1.16    $1.00       --       --
Accumulation unit
value at end of
period                    $1.39      $1.53    $1.33    $0.96    $1.62    $1.53    $1.31    $1.16       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    429        524      604      777    1,099    1,309      756      158       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
value at beginning
of period                 $1.45      $1.27    $1.08    $1.27    $1.16    $1.09    $1.07    $1.00       --       --
Accumulation unit
value at end of
period                    $1.45      $1.45    $1.27    $1.08    $1.27    $1.16    $1.09    $1.07       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  3,125      3,938    8,634    8,498    9,223    6,331    3,173      403       --       --
------------------------------------------------------------------------------------------------------------------



 88 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
value at beginning
of period                 $1.45      $1.18    $0.87    $1.41    $1.44    $1.26    $1.16    $1.00       --       --
Accumulation unit
value at end of
period                    $1.41      $1.45    $1.18    $0.87    $1.41    $1.44    $1.26    $1.16       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    394        368      717      646      676      773      643      432       --       --
------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.27      $1.13    $0.94    $1.12    $1.04    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $1.29      $1.27    $1.13    $0.94    $1.12    $1.04       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    700        590    3,431    4,628    4,555    4,105       --       --       --       --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.17      $1.15    $0.92    $1.11    $1.12    $1.10    $0.98    $0.92    $0.78    $0.98
Accumulation unit
value at end of
period                    $1.15      $1.17    $1.15    $0.92    $1.11    $1.12    $1.10    $0.98    $0.92    $0.78
Number of
accumulation units
outstanding at end
of period (000
omitted)                     50         40       27      111       67      195      218       67      170      145
------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.34      $1.23    $0.99    $1.78    $1.65    $1.30    $1.16    $1.01    $0.79    $0.96
Accumulation unit
value at end of
period                    $1.11      $1.34    $1.23    $0.99    $1.78    $1.65    $1.30    $1.16    $1.01    $0.79
Number of
accumulation units
outstanding at end
of period (000
omitted)                     24         32       57       91       69      164      145      194      207      881
------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (9/24/2010)
Accumulation unit
value at beginning
of period                 $1.13      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.07      $1.13       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    123        139       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.08      $1.12       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,257        395       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.09      $1.12       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                 18,860     26,354       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.05      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.08      $1.05       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,443      1,174       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.05      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.08      $1.05       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  4,175      8,371       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (5/1/2006)
Accumulation unit
value at beginning
of period                 $1.00      $0.90    $0.69    $1.13    $1.09    $1.00       --       --       --       --
Accumulation unit
value at end of
period                    $0.96      $1.00    $0.90    $0.69    $1.13    $1.09       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    264        276    7,045    4,641    3,570    3,666       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
value at beginning
of period                 $1.42      $1.17    $0.86    $1.37    $1.30    $1.13    $1.13    $1.00       --       --
Accumulation unit
value at end of
period                    $1.32      $1.42    $1.17    $0.86    $1.37    $1.30    $1.13    $1.13       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    127        115      176       74      115       77      235      182       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.10      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.09      $1.10       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  4,194        507       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.10      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.09      $1.10       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                 21,448     21,627       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.09      $1.11       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,064      2,007       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.09      $1.12       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                 26,294     23,294       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 89

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.09      $1.07       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  1,471         --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
value at beginning
of period                 $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
value at end of
period                    $1.09      $1.07       --       --       --       --       --       --       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                  9,103      5,162       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (8/14/2001)
Accumulation unit
value at beginning
of period                 $2.08      $1.68    $1.24    $1.82    $1.92    $1.61    $1.53    $1.28    $0.93    $1.07
Accumulation unit
value at end of
period                    $1.98      $2.08    $1.68    $1.24    $1.82    $1.92    $1.61    $1.53    $1.28    $0.93
Number of
accumulation units
outstanding at end
of period (000
omitted)                    542        707    3,210    3,353    3,487    2,495    2,068      860      982      627
------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (9/15/1999)
Accumulation unit
value at beginning
of period                 $2.67      $2.15    $1.44    $2.67    $2.31    $1.69    $1.40    $1.08    $0.73    $0.85
Accumulation unit
value at end of
period                    $2.27      $2.67    $2.15    $1.44    $2.67    $2.31    $1.69    $1.40    $1.08    $0.73
Number of
accumulation units
outstanding at end
of period (000
omitted)                    992      1,120    2,334    2,433    2,932    3,471    2,814    1,701    1,136    1,484
------------------------------------------------------------------------------------------------------------------
WANGER USA (9/15/1999)
Accumulation unit
value at beginning
of period                 $2.09      $1.71    $1.21    $2.01    $1.92    $1.79    $1.62    $1.37    $0.96    $1.17
Accumulation unit
value at end of
period                    $2.01      $2.09    $1.71    $1.21    $2.01    $1.92    $1.79    $1.62    $1.37    $0.96
Number of
accumulation units
outstanding at end
of period (000
omitted)                    895      1,057    2,350    3,272    3,659    3,852    2,709    1,415    1,250      847
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit
value at beginning
of period                 $1.43      $1.23    $1.07    $1.84    $1.62    $1.32    $1.15    $1.00       --       --
Accumulation unit
value at end of
period                    $1.23      $1.43    $1.23    $1.07    $1.84    $1.62    $1.32    $1.15       --       --
Number of
accumulation units
outstanding at end
of period (000
omitted)                    311        337    2,398      408      500      669      661       76       --       --
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (8/13/2001)
Accumulation unit
value at beginning
of period                 $1.57      $1.28    $0.87    $1.46    $1.38    $1.23    $1.15    $0.98    $0.72    $0.99
Accumulation unit
value at end of
period                    $1.48      $1.57    $1.28    $0.87    $1.46    $1.38    $1.23    $1.15    $0.98    $0.72
Number of
accumulation units
outstanding at end
of period (000
omitted)                    148        121      298      182      331      421      467      408      445      314
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (5/1/2001)
Accumulation unit
value at beginning
of period                 $1.51      $1.20    $0.79    $1.35    $1.20    $0.98    $0.93    $0.82    $0.58    $0.94
Accumulation unit
value at end of
period                    $1.43      $1.51    $1.20    $0.79    $1.35    $1.20    $0.98    $0.93    $0.82    $0.58
Number of
accumulation units
outstanding at end
of period (000
omitted)                    160        198      225      258      231       84       35       10       10        6
------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.26      $1.07    $0.71    $1.36    $1.14    $1.06    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $0.96      $1.26    $1.07    $0.71    $1.36    $1.14    $1.06       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,348      4,452    5,299    3,750    4,111   14,120    2,021       --       --       --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.06      $0.95    $0.80    $1.35    $1.30    $1.12    $1.08    $0.98    $0.74    $0.96
Accumulation unit
  value at end of
  period                  $1.12      $1.06    $0.95    $0.80    $1.35    $1.30    $1.12    $1.08    $0.98    $0.74
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               48,468     55,671   68,595   84,420  116,725  135,093  149,316  125,010   82,114   43,189
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.69      $1.63    $1.23    $2.64    $2.52    $1.88    $1.63    $1.31    $0.92    $0.98
Accumulation unit
  value at end of
  period                  $1.35      $1.69    $1.63    $1.23    $2.64    $2.52    $1.88    $1.63    $1.31    $0.92
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               83,009    102,937  150,692  202,780  217,241  203,016  153,107   70,504   34,604   12,313
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.37      $1.22    $0.92    $1.68    $1.44    $1.16    $1.03    $0.91    $0.73    $0.93
Accumulation unit
  value at end of
  period                  $1.19      $1.37    $1.22    $0.92    $1.68    $1.44    $1.16    $1.03    $0.91    $0.73
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               19,142     22,872   26,575   32,736   42,202   45,349   43,612   34,180   21,555   11,378
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (5/1/2007)
Accumulation unit
  value at beginning
  of period               $1.03      $0.87    $0.68    $0.90    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.01      $1.03    $0.87    $0.68    $0.90       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               11,208     12,924   48,044   54,402   56,815       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.06      $0.92    $0.69    $1.19    $0.99    $1.04    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.06      $1.06    $0.92    $0.69    $1.19    $0.99    $1.04       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               10,122     11,063   11,805   12,809   13,321   78,916   10,074       --       --       --
------------------------------------------------------------------------------------------------------------------



 90 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.45      $1.29    $1.08    $1.49    $1.59    $1.35    $1.30    $1.15    $0.90    $1.04
Accumulation unit
  value at end of
  period                  $1.45      $1.45    $1.29    $1.08    $1.49    $1.59    $1.35    $1.30    $1.15    $0.90
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               56,802     64,096   72,598   82,749  118,591  136,167  142,660  110,681   74,984   42,497
------------------------------------------------------------------------------------------------------------------
CALVERT VP SRI BALANCED PORTFOLIO (5/1/2000)
Accumulation unit
  value at beginning
  of period               $1.07      $0.97    $0.78    $1.14    $1.12    $1.04    $0.99    $0.92    $0.78    $0.89
Accumulation unit
  value at end of
  period                  $1.12      $1.07    $0.97    $0.78    $1.14    $1.12    $1.04    $0.99    $0.92    $0.78
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               12,719     14,304   15,940   18,431   21,893   24,975   23,850   20,551   15,315    9,520
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.19      $1.07    $0.86    $1.24    $1.23    $1.08    $1.05    $0.97    $0.81    $0.94
Accumulation unit
  value at end of
  period                  $1.21      $1.19    $1.07    $0.86    $1.24    $1.23    $1.08    $1.05    $0.97    $0.81
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               53,355     61,921   74,529   61,707   86,628   89,309   92,705   84,704   79,035   64,273
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.21      $1.22    $1.22    $1.20    $1.16    $1.12    $1.10    $1.10    $1.10    $1.09
Accumulation unit
  value at end of
  period                  $1.20      $1.21    $1.22    $1.22    $1.20    $1.16    $1.12    $1.10    $1.10    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              124,252    134,040  197,288  399,214  286,121  258,492  193,996  187,100  203,753  255,251
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.59      $1.48    $1.30    $1.40    $1.34    $1.30    $1.28    $1.23    $1.19    $1.13
Accumulation unit
  value at end of
  period                  $1.69      $1.59    $1.48    $1.30    $1.40    $1.34    $1.30    $1.28    $1.23    $1.19
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              232,229    282,705  638,984  610,707  599,680  511,100  332,677  221,377  188,939  154,530
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.68      $1.45    $1.15    $1.94    $1.81    $1.52    $1.35    $1.15    $0.82    $1.02
Accumulation unit
  value at end of
  period                  $1.59      $1.68    $1.45    $1.15    $1.94    $1.81    $1.52    $1.35    $1.15    $0.82
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              206,688    256,449  508,061  530,216  560,416  585,144  408,559  255,776  134,486   86,442
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $0.80      $0.69    $0.56    $0.98    $0.96    $0.84    $0.79    $0.75    $0.59    $0.76
Accumulation unit
  value at end of
  period                  $0.84      $0.80    $0.69    $0.56    $0.98    $0.96    $0.84    $0.79    $0.75    $0.59
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              186,291    218,715  257,537  301,682  383,078  450,207  263,828  130,790   69,981   52,124
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (5/1/2000)
Accumulation unit
  value at beginning
  of period               $2.65      $2.23    $1.29    $2.81    $2.05    $1.54    $1.16    $0.94    $0.68    $0.72
Accumulation unit
  value at end of
  period                  $2.08      $2.65    $2.23    $1.29    $2.81    $2.05    $1.54    $1.16    $0.94    $0.68
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               46,641     56,730   80,593  111,551   89,546   89,672   75,520   22,549    8,256    4,750
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.78      $1.68    $1.52    $1.54    $1.44    $1.36    $1.44    $1.32    $1.18    $1.03
Accumulation unit
  value at end of
  period                  $1.85      $1.78    $1.68    $1.52    $1.54    $1.44    $1.36    $1.44    $1.32    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               73,158     88,623  195,536  201,728  204,316  169,931  130,135   82,347   51,936   31,133
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
  value at beginning
  of period               $1.23      $1.19    $1.12    $1.13    $1.05    $1.05    $1.03    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.34      $1.23    $1.19    $1.12    $1.13    $1.05    $1.05    $1.03       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               82,435     92,837  302,524  171,393  147,400  161,490   91,038    2,274       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (4/28/2006)
Accumulation unit
  value at beginning
  of period               $1.28      $1.15    $0.81    $1.08    $1.07    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.36      $1.28    $1.15    $0.81    $1.08    $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               22,116     24,711   27,889   31,527   41,917   48,099       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.78      $1.57    $1.03    $1.39    $1.37    $1.25    $1.21    $1.09    $0.88    $0.95
Accumulation unit
  value at end of
  period                  $1.87      $1.78    $1.57    $1.03    $1.39    $1.37    $1.25    $1.21    $1.09    $0.88
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               91,967    111,083  137,350  147,297  218,538  251,768  262,154  242,254  177,150   93,845
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
  value at beginning
  of period               $1.49      $1.33    $0.94    $1.16    $1.14    $1.07    $1.04    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.57      $1.49    $1.33    $0.94    $1.16    $1.14    $1.07    $1.04       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               49,398     56,452  229,076  128,653  116,516  109,316   29,477    1,052       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.06      $0.94    $0.74    $1.26    $1.12    $0.91    $0.81    $0.69    $0.55    $0.67
Accumulation unit
  value at end of
  period                  $0.92      $1.06    $0.94    $0.74    $1.26    $1.12    $0.91    $0.81    $0.69    $0.55
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               32,942     39,494   48,442   55,412   75,421   80,961   77,787   51,446   23,614   20,012
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $0.65      $0.56    $0.41    $0.75    $0.73    $0.66    $0.62    $0.57    $0.48    $0.65
Accumulation unit
  value at end of
  period                  $0.63      $0.65    $0.56    $0.41    $0.75    $0.73    $0.66    $0.62    $0.57    $0.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              104,494    124,302  147,034  180,650  283,769  326,108  323,849  191,140  192,314  135,693
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 91

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.09      $0.90    $0.72    $1.19    $1.02    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.05      $1.09    $0.90    $0.72    $1.19    $1.02       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               70,116     86,635  378,240  310,527  204,077  121,798       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.00      $0.89    $0.65    $1.27    $1.07    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.83      $1.00    $0.89    $0.65    $1.27    $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               20,933     26,527   32,788   41,006   32,112   59,299       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (5/1/2001)
Accumulation unit
  value at beginning
  of period               $1.53      $1.22    $0.75    $1.37    $1.22    $1.23    $1.12    $1.04    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.29      $1.53    $1.22    $0.75    $1.37    $1.22    $1.23    $1.12    $1.04    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               28,726     34,995   40,215   38,730   50,337   62,826   47,283   53,376   42,780   16,388
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (5/2/2005)
Accumulation unit
  value at beginning
  of period               $1.38      $1.14    $0.81    $1.49    $1.36    $1.19    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.26      $1.38    $1.14    $0.81    $1.49    $1.36    $1.19       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               25,903     33,723   57,405   76,989   71,709  101,239    6,605       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (5/1/2000)
Accumulation unit
  value at beginning
  of period               $0.93      $0.81    $0.65    $1.04    $1.00    $0.87    $0.84    $0.77    $0.61    $0.79
Accumulation unit
  value at end of
  period                  $0.93      $0.93    $0.81    $0.65    $1.04    $1.00    $0.87    $0.84    $0.77    $0.61
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               65,653     77,987   91,208  100,420  127,010  139,008  154,949  144,039  103,587   64,771
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.19      $1.00    $0.80    $1.33    $1.34    $1.14    $1.10    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.17      $1.19    $1.00    $0.80    $1.33    $1.34    $1.14    $1.10       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,950     10,640    6,269    5,696    7,988    7,937    6,232    3,498       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.79      $1.42    $1.03    $1.68    $1.77    $1.60    $1.53    $1.30    $0.89    $1.08
Accumulation unit
  value at end of
  period                  $1.63      $1.79    $1.42    $1.03    $1.68    $1.77    $1.60    $1.53    $1.30    $0.89
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               16,466     19,549   21,859   26,621   38,095   49,721   59,243   61,563   44,627   29,202
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.36      $1.33    $1.27    $1.31    $1.25    $1.22    $1.21    $1.21    $1.20    $1.14
Accumulation unit
  value at end of
  period                  $1.37      $1.36    $1.33    $1.27    $1.31    $1.25    $1.22    $1.21    $1.21    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               78,480     95,906  109,059  125,698  120,018  125,729  145,087  160,725  155,718  124,866
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.02      $0.88    $0.74    $1.13    $0.97    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.89      $1.02    $0.88    $0.74    $1.13    $0.97       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               38,081     37,446   39,767   30,400   17,045   51,380       --       --       --       --
------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.17      $1.08    $0.75    $1.04    $1.03    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.19      $1.17    $1.08    $0.75    $1.04    $1.03       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               74,599     74,514  162,181  119,741  111,086  103,830       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.07      $0.92    $0.68    $1.20    $1.03    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.03      $1.07    $0.92    $0.68    $1.20    $1.03       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              162,922    192,769  269,589  398,515  294,643  244,121       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.16      $1.02    $0.81    $1.40    $1.26    $1.13    $1.06    $1.01    $0.82    $1.00
Accumulation unit
  value at end of
  period                  $1.17      $1.16    $1.02    $0.81    $1.40    $1.26    $1.13    $1.06    $1.01    $0.82
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               65,028     77,301   92,559  113,690  148,743  173,861  189,109  187,351  119,284   48,686
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $2.50      $1.96    $1.41    $2.36    $2.06    $1.85    $1.58    $1.27    $0.93    $1.04
Accumulation unit
  value at end of
  period                  $2.21      $2.50    $1.96    $1.41    $2.36    $2.06    $1.85    $1.58    $1.27    $0.93
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              109,162    132,015  187,652  236,346  264,423  290,678  260,492  188,565  109,647   50,458
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.49      $1.33    $1.06    $1.91    $1.64    $1.40    $1.19    $1.06    $0.75    $0.95
Accumulation unit
  value at end of
  period                  $1.22      $1.49    $1.33    $1.06    $1.91    $1.64    $1.40    $1.19    $1.06    $0.75
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               30,682     36,566   43,314   53,513   66,434   74,339   70,878   66,935   31,322   13,157
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.06      $1.71    $1.45    $2.53    $3.23    $2.70    $2.39    $1.83    $1.36    $1.34
Accumulation unit
  value at end of
  period                  $1.93      $2.06    $1.71    $1.45    $2.53    $3.23    $2.70    $2.39    $1.83    $1.36
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               36,714     42,372   50,767   62,873   93,100  128,540  139,618  120,456   87,330   59,317
------------------------------------------------------------------------------------------------------------------



 92 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.58      $2.02    $1.58    $2.38    $2.45    $2.11    $1.96    $1.59    $1.21    $1.35
Accumulation unit
  value at end of
  period                  $2.46      $2.58    $2.02    $1.58    $2.38    $2.45    $2.11    $1.96    $1.59    $1.21
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               28,384     34,971   42,025   52,033   66,946   78,886   78,073   59,293   43,978   29,743
------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.34      $1.21    $0.97    $1.55    $1.51    $1.29    $1.17    $1.05    $0.85    $0.97
Accumulation unit
  value at end of
  period                  $1.32      $1.34    $1.21    $0.97    $1.55    $1.51    $1.29    $1.17    $1.05    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               41,319     50,331   57,678   68,255   94,998   90,391   69,986   45,710   26,370   10,942
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.80      $2.26    $1.71    $2.73    $2.67    $2.31    $2.07    $1.65    $1.30    $1.37
Accumulation unit
  value at end of
  period                  $2.60      $2.80    $2.26    $1.71    $2.73    $2.67    $2.31    $2.07    $1.65    $1.30
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               52,628     64,121   78,043   97,291  139,637  163,687  174,918  115,616   83,015   56,079
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (9/15/1999)
Accumulation unit
  value at beginning
  of period               $0.96      $0.85    $0.71    $1.14    $1.16    $1.04    $0.98    $0.86    $0.67    $0.86
Accumulation unit
  value at end of
  period                  $0.99      $0.96    $0.85    $0.71    $1.14    $1.16    $1.04    $0.98    $0.86    $0.67
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               73,864     90,486  108,298  131,282  187,585  231,223  248,935  128,074   83,166   71,820
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (8/13/2001)
Accumulation unit
  value at beginning
  of period               $0.97      $0.85    $0.71    $1.25    $1.12    $1.07    $0.99    $0.94    $0.73    $0.98
Accumulation unit
  value at end of
  period                  $0.89      $0.97    $0.85    $0.71    $1.25    $1.12    $1.07    $0.99    $0.94    $0.73
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               50,789     59,537   67,782   76,677   90,475  109,952  134,591   39,117   20,015   11,313
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van Kampen V.I. Capital Growth
Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.40      $1.19    $0.84    $1.61    $1.47    $1.27    $1.17    $1.02    $0.76    $0.98
Accumulation unit
  value at end of
  period                  $1.29      $1.40    $1.19    $0.84    $1.61    $1.47    $1.27    $1.17    $1.02    $0.76
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,525     10,525   13,229   16,534   23,253   25,868   24,349   20,043   10,924    6,981
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
  Mid Cap Growth Fund, Series II Shares on April 27, 2012.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES I SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period               $1.00         --       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.92         --       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,943         --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.06      $1.01    $0.80    $1.13    $1.02    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.06    $1.01    $0.80    $1.13    $1.02       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,312      7,456    8,089    8,014    5,881   33,923       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.39      $1.24    $0.93    $1.57    $1.39    $1.09    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.28      $1.39    $1.24    $0.93    $1.57    $1.39    $1.09       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               30,304     36,189  128,526   99,290   48,018    1,744      127       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit
  value at beginning
  of period               $0.88      $0.73    $0.47    $0.85    $0.80    $0.73    $0.72    $0.69    $0.48    $0.91
Accumulation unit
  value at end of
  period                  $0.83      $0.88    $0.73    $0.47    $0.85    $0.80    $0.73    $0.72    $0.69    $0.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               19,212     21,966   21,730   19,001   21,716   25,440   31,926   14,454    7,882    3,769
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.24      $1.08    $0.85    $1.33    $1.37    $1.19    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.20      $1.24    $1.08    $0.85    $1.33    $1.37    $1.19    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               86,061    100,324  178,986  227,595  224,730  258,223  203,272   36,974       --       --
------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period               $0.97      $0.85    $0.63    $1.06    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.91      $0.97    $0.85    $0.63    $1.06       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               22,462     31,752  305,123  238,472  154,650       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period               $1.06      $0.85    $0.60    $1.02    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.06      $1.06    $0.85    $0.60    $1.02       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,187      1,271    1,551    1,524    1,080       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit
  value at beginning
  of period               $0.74      $0.67    $0.48    $0.77    $0.70    $0.66    $0.64    $0.59    $0.48    $0.68
Accumulation unit
  value at end of
  period                  $0.74      $0.74    $0.67    $0.48    $0.77    $0.70    $0.66    $0.64    $0.59    $0.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               47,281     57,389   67,421   63,755   80,158  100,533  117,493  108,239   91,666   69,576
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 93

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit
  value at beginning
  of period               $1.32      $0.98    $0.61    $1.01    $0.99    $0.89    $0.85    $0.81    $0.61    $0.90
Accumulation unit
  value at end of
  period                  $1.17      $1.32    $0.98    $0.61    $1.01    $0.99    $0.89    $0.85    $0.81    $0.61
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               25,583     25,934   28,887   32,039   42,261   51,188   62,995   77,406   74,690   59,272
------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit
  value at beginning
  of period               $2.07      $1.83    $1.39    $2.25    $1.78    $1.37    $1.18    $0.92    $0.68    $0.89
Accumulation unit
  value at end of
  period                  $2.18      $2.07    $1.83    $1.39    $2.25    $1.78    $1.37    $1.18    $0.92    $0.68
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               46,187     47,357   56,324   67,989   78,212   71,164   55,870   28,362   18,051   10,543
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.05      $0.86    $0.61    $1.11    $1.23    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.93      $1.05    $0.86    $0.61    $1.11    $1.23       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               22,051     25,144   67,174   88,969   51,109   51,499       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.30      $0.99    $0.64    $1.20    $0.99    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.20      $1.30    $0.99    $0.64    $1.20    $0.99       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               18,214     17,947   18,479   17,546   14,940   37,273       --       --       --       --
------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.92      $0.76    $0.57    $1.07    $1.04    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.80      $0.92    $0.76    $0.57    $1.07    $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,478      9,073   75,726   78,811   64,614   57,067       --       --       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.51      $1.31    $0.95    $1.60    $1.52    $1.31    $1.16    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.37      $1.51    $1.31    $0.95    $1.60    $1.52    $1.31    $1.16       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               26,339     29,183   31,543   36,705   48,173   51,514   33,811   11,540       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.43      $1.25    $1.07    $1.26    $1.16    $1.09    $1.07    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.43      $1.43    $1.25    $1.07    $1.26    $1.16    $1.09    $1.07       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              225,204    265,863  519,119  569,070  536,032  339,587  150,945   22,945       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.43      $1.17    $0.86    $1.40    $1.43    $1.26    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.38      $1.43    $1.17    $0.86    $1.40    $1.43    $1.26    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               16,342     19,999   23,658   27,205   34,265   34,462   18,592    7,652       --       --
------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.26      $1.13    $0.93    $1.12    $1.04    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.28      $1.26    $1.13    $0.93    $1.12    $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               69,382     75,522  218,702  228,912  161,214  154,199       --       --       --       --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.15      $1.13    $0.90    $1.10    $1.11    $1.09    $0.97    $0.91    $0.78    $0.98
Accumulation unit
  value at end of
  period                  $1.13      $1.15    $1.13    $0.90    $1.10    $1.11    $1.09    $0.97    $0.91    $0.78
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,058     10,511   12,725   15,248   19,770   25,848   27,299   21,518   18,023   11,416
------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.32      $1.21    $0.98    $1.75    $1.63    $1.29    $1.15    $1.00    $0.78    $0.96
Accumulation unit
  value at end of
  period                  $1.09      $1.32    $1.21    $0.98    $1.75    $1.63    $1.29    $1.15    $1.00    $0.78
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               11,088     13,460   16,372   20,502   29,411   34,316   37,980   40,598   38,012   20,773
------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (9/24/2010)
Accumulation unit
  value at beginning
  of period               $1.13      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.13       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               14,126     17,030       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.12       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               57,559     22,643       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.12       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              258,558    287,015       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.05      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.05       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               81,730     19,114       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------



 94 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.05      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.05       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              212,474    171,495       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.98      $0.89    $0.68    $1.12    $1.09    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.94      $0.98    $0.89    $0.68    $1.12    $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               18,111     24,428  303,537  183,635  117,605  123,150       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.40      $1.16    $0.85    $1.36    $1.29    $1.12    $1.12    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.30      $1.40    $1.16    $0.85    $1.36    $1.29    $1.12    $1.12       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,276      4,535    5,203    6,409    9,188    9,786   10,247    4,730       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.10      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.10       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              318,883    150,412       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.10      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.10       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)            1,448,513  1,625,658       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.11       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              181,157     85,099       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.11       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              998,828  1,122,490       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.07       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              149,512     53,054       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.07       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              439,108    454,692       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (8/14/2001)
Accumulation unit
  value at beginning
  of period               $2.05      $1.66    $1.22    $1.80    $1.91    $1.60    $1.52    $1.28    $0.93    $1.07
Accumulation unit
  value at end of
  period                  $1.94      $2.05    $1.66    $1.22    $1.80    $1.91    $1.60    $1.52    $1.28    $0.93
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               39,424     48,893  149,191  156,845  148,793  126,637  127,559   90,541   67,609   43,199
------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.61      $2.11    $1.42    $2.62    $2.27    $1.67    $1.38    $1.07    $0.72    $0.85
Accumulation unit
  value at end of
  period                  $2.21      $2.61    $2.11    $1.42    $2.62    $2.27    $1.67    $1.38    $1.07    $0.72
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               66,511     80,435  131,326  142,736  164,570  186,862  170,230  104,567   66,022   43,554
------------------------------------------------------------------------------------------------------------------
WANGER USA (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.05      $1.67    $1.18    $1.98    $1.89    $1.77    $1.60    $1.36    $0.96    $1.16
Accumulation unit
  value at end of
  period                  $1.96      $2.05    $1.67    $1.18    $1.98    $1.89    $1.77    $1.60    $1.36    $0.96
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               84,309    102,578  155,213  176,483  212,646  235,960  241,623  184,961  129,824   78,311
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.41      $1.22    $1.06    $1.83    $1.61    $1.32    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.21      $1.41    $1.22    $1.06    $1.83    $1.61    $1.32    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               16,786     20,616  113,414   12,645   16,521   19,055   15,273    4,245       --       --
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.54      $1.26    $0.86    $1.44    $1.36    $1.22    $1.14    $0.97    $0.72    $0.99
Accumulation unit
  value at end of
  period                  $1.45      $1.54    $1.26    $0.86    $1.44    $1.36    $1.22    $1.14    $0.97    $0.72
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               21,795     16,904   19,019   22,799   30,772   36,471   41,049   43,145   38,865   25,397
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (5/1/2001)
Accumulation unit
  value at beginning
  of period               $1.48      $1.18    $0.78    $1.34    $1.18    $0.97    $0.92    $0.81    $0.58    $0.94
Accumulation unit
  value at end of
  period                  $1.40      $1.48    $1.18    $0.78    $1.34    $1.18    $0.97    $0.92    $0.81    $0.58
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               20,502     28,351   31,042   29,488   35,670   25,726   19,618   22,185   19,289    9,992
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 95

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.25      $1.07    $0.70    $1.35    $1.14    $1.06    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $0.95      $1.25    $1.07    $0.70    $1.35    $1.14    $1.06       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,642      2,571    3,654    2,593    2,415    5,609      801       --       --       --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.04      $0.93    $0.78    $1.34    $1.29    $1.11    $1.07    $0.97    $0.74    $0.96
Accumulation unit
  value at end of
  period                  $1.10      $1.04    $0.93    $0.78    $1.34    $1.29    $1.11    $1.07    $0.97    $0.74
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               28,840     33,656   41,871   53,105   74,246   84,552   91,924   75,935   54,358   29,770
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.66      $1.61    $1.21    $2.61    $2.49    $1.86    $1.61    $1.31    $0.92    $0.98
Accumulation unit
  value at end of
  period                  $1.32      $1.66    $1.61    $1.21    $2.61    $2.49    $1.86    $1.61    $1.31    $0.92
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               49,799     63,534   93,058  122,930  135,634  127,479   94,909   44,705   24,114    9,270
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.34      $1.20    $0.91    $1.66    $1.42    $1.15    $1.03    $0.90    $0.73    $0.93
Accumulation unit
  value at end of
  period                  $1.17      $1.34    $1.20    $0.91    $1.66    $1.42    $1.15    $1.03    $0.90    $0.73
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               10,596     12,837   15,628   19,242   25,059   26,700   27,136   22,031   15,471    8,200
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (5/1/2007)
Accumulation unit
  value at beginning
  of period               $1.02      $0.87    $0.67    $0.90    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.00      $1.02    $0.87    $0.67    $0.90       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,355      8,798   25,355   30,504   28,466       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.05      $0.91    $0.69    $1.19    $0.99    $1.04    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.05      $1.05    $0.91    $0.69    $1.19    $0.99    $1.04       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,322      5,909    6,957    7,931    8,170   35,411    4,856       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.42      $1.27    $1.07    $1.47    $1.57    $1.34    $1.29    $1.14    $0.89    $1.04
Accumulation unit
  value at end of
  period                  $1.42      $1.42    $1.27    $1.07    $1.47    $1.57    $1.34    $1.29    $1.14    $0.89
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               36,454     41,940   48,731   56,747   81,683   93,343   95,710   71,318   50,607   30,523
------------------------------------------------------------------------------------------------------------------
CALVERT VP SRI BALANCED PORTFOLIO (5/1/2000)
Accumulation unit
  value at beginning
  of period               $1.05      $0.95    $0.76    $1.12    $1.10    $1.02    $0.98    $0.91    $0.77    $0.89
Accumulation unit
  value at end of
  period                  $1.09      $1.05    $0.95    $0.76    $1.12    $1.10    $1.02    $0.98    $0.91    $0.77
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                6,505      8,238    9,852   12,240   17,034   19,334   19,301   17,682   14,100    9,832
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.16      $1.04    $0.85    $1.22    $1.21    $1.07    $1.04    $0.96    $0.80    $0.93
Accumulation unit
  value at end of
  period                  $1.18      $1.16    $1.04    $0.85    $1.22    $1.21    $1.07    $1.04    $0.96    $0.80
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               39,535     45,791   55,353   51,095   74,966   74,221   77,525   74,540   73,310   64,613
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.18      $1.19    $1.20    $1.18    $1.14    $1.10    $1.08    $1.09    $1.09    $1.09
Accumulation unit
  value at end of
  period                  $1.17      $1.18    $1.19    $1.20    $1.18    $1.14    $1.10    $1.08    $1.09    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               82,185     92,405  140,419  290,095  247,870  211,744  147,452  148,915  178,580  228,237
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.56      $1.45    $1.28    $1.38    $1.32    $1.28    $1.26    $1.22    $1.18    $1.13
Accumulation unit
  value at end of
  period                  $1.64      $1.56    $1.45    $1.28    $1.38    $1.32    $1.28    $1.26    $1.22    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              174,738    214,494  447,493  430,993  408,270  351,043  257,273  190,125  176,013  159,405
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.65      $1.42    $1.13    $1.91    $1.79    $1.51    $1.34    $1.14    $0.82    $1.02
Accumulation unit
  value at end of
  period                  $1.55      $1.65    $1.42    $1.13    $1.91    $1.79    $1.51    $1.34    $1.14    $0.82
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              126,113    156,962  307,581  329,220  363,274  383,460  278,737  181,318   99,776   67,958
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $0.79      $0.68    $0.55    $0.96    $0.94    $0.82    $0.78    $0.75    $0.58    $0.76
Accumulation unit
  value at end of
  period                  $0.82      $0.79    $0.68    $0.55    $0.96    $0.94    $0.82    $0.78    $0.75    $0.58
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              100,737    120,427  147,939  180,807  242,876  290,744  144,230   94,730   45,599   34,956
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (5/1/2000)
Accumulation unit
  value at beginning
  of period               $2.60      $2.19    $1.27    $2.77    $2.02    $1.53    $1.15    $0.94    $0.67    $0.72
Accumulation unit
  value at end of
  period                  $2.03      $2.60    $2.19    $1.27    $2.77    $2.02    $1.53    $1.15    $0.94    $0.67
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               27,455     33,567   47,289   61,879   50,491   51,867   44,244   16,315    6,501    3,888
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.74      $1.65    $1.49    $1.51    $1.42    $1.34    $1.43    $1.31    $1.17    $1.03
Accumulation unit
  value at end of
  period                  $1.81      $1.74    $1.65    $1.49    $1.51    $1.42    $1.34    $1.43    $1.31    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               56,664     68,524  137,253  142,773  141,675  123,834  102,876   72,702   54,100   36,626
------------------------------------------------------------------------------------------------------------------



 96 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
  value at beginning
  of period               $1.21      $1.18    $1.11    $1.12    $1.05    $1.05    $1.03    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.32      $1.21    $1.18    $1.11    $1.12    $1.05    $1.05    $1.03       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               54,821     63,669  192,220  113,444   88,734   95,224   51,906    1,504       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (4/28/2006)
Accumulation unit
  value at beginning
  of period               $1.27      $1.15    $0.80    $1.08    $1.07    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.34      $1.27    $1.15    $0.80    $1.08    $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               13,993     15,434   16,890   19,527   26,868   30,821       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.74      $1.54    $1.01    $1.37    $1.35    $1.23    $1.20    $1.08    $0.87    $0.94
Accumulation unit
  value at end of
  period                  $1.82      $1.74    $1.54    $1.01    $1.37    $1.35    $1.23    $1.20    $1.08    $0.87
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               73,576     89,489  111,734  125,862  186,775  221,767  237,711  236,566  197,358  122,784
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
  value at beginning
  of period               $1.47      $1.31    $0.93    $1.16    $1.14    $1.06    $1.04    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.55      $1.47    $1.31    $0.93    $1.16    $1.14    $1.06    $1.04       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               34,819     39,448  141,698   76,770   65,977   61,812   18,068      783       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.04      $0.92    $0.73    $1.24    $1.11    $0.90    $0.80    $0.69    $0.54    $0.67
Accumulation unit
  value at end of
  period                  $0.90      $1.04    $0.92    $0.73    $1.24    $1.11    $0.90    $0.80    $0.69    $0.54
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               21,875     27,645   35,421   42,730   58,762   64,541   61,793   40,351   21,462   19,189
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $0.64      $0.55    $0.41    $0.74    $0.72    $0.66    $0.61    $0.57    $0.47    $0.64
Accumulation unit
  value at end of
  period                  $0.61      $0.64    $0.55    $0.41    $0.74    $0.72    $0.66    $0.61    $0.57    $0.47
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               60,544     72,817   90,930  116,110  186,447  216,237  212,229  135,373  147,485  118,986
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.08      $0.89    $0.71    $1.19    $1.02    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.04      $1.08    $0.89    $0.71    $1.19    $1.02       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               39,805     50,453  214,161  176,791  113,001   66,352       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.99      $0.88    $0.65    $1.26    $1.07    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.82      $0.99    $0.88    $0.65    $1.26    $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               12,277     16,307   20,723   26,849   22,702   32,712       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (5/1/2001)
Accumulation unit
  value at beginning
  of period               $1.50      $1.20    $0.74    $1.35    $1.20    $1.22    $1.11    $1.03    $0.85    $0.99
Accumulation unit
  value at end of
  period                  $1.26      $1.50    $1.20    $0.74    $1.35    $1.20    $1.22    $1.11    $1.03    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               16,901     21,606   26,343   25,504   35,043   43,939   31,419   35,498   29,450   12,145
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (5/2/2005)
Accumulation unit
  value at beginning
  of period               $1.37      $1.13    $0.81    $1.48    $1.36    $1.19    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.24      $1.37    $1.13    $0.81    $1.48    $1.36    $1.19       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               14,817     19,331   32,037   45,362   43,555   54,642    4,982       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (5/1/2000)
Accumulation unit
  value at beginning
  of period               $0.91      $0.80    $0.64    $1.03    $0.99    $0.86    $0.84    $0.77    $0.60    $0.79
Accumulation unit
  value at end of
  period                  $0.91      $0.91    $0.80    $0.64    $1.03    $0.99    $0.86    $0.84    $0.77    $0.60
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               46,053     55,090   65,626   73,795   92,416  104,302  122,070  117,372   91,398   65,011
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.18      $0.99    $0.79    $1.32    $1.34    $1.13    $1.09    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.15      $1.18    $0.99    $0.79    $1.32    $1.34    $1.13    $1.09       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                6,465      6,063    3,736    2,900    4,152    4,707    3,594    2,030       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.75      $1.39    $1.01    $1.65    $1.74    $1.58    $1.52    $1.29    $0.88    $1.07
Accumulation unit
  value at end of
  period                  $1.59      $1.75    $1.39    $1.01    $1.65    $1.74    $1.58    $1.52    $1.29    $0.88
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               10,076     12,744   15,189   18,734   28,329   38,372   46,718   51,057   39,709   29,341
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period               $1.33      $1.30    $1.24    $1.29    $1.24    $1.20    $1.20    $1.20    $1.19    $1.13
Accumulation unit
  value at end of
  period                  $1.33      $1.33    $1.30    $1.24    $1.29    $1.24    $1.20    $1.20    $1.20    $1.19
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               61,501     78,228   88,306  108,778  104,637  108,222  121,249  130,386  135,202  116,147
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.01      $0.88    $0.74    $1.13    $0.97    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.88      $1.01    $0.88    $0.74    $1.13    $0.97       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               25,966     26,305   26,662   22,011   12,631   26,224       --       --       --       --
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 97

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.15      $1.07    $0.75    $1.04    $1.03    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.17      $1.15    $1.07    $0.75    $1.04    $1.03       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               55,759     56,862  105,964   79,727   71,987   59,159       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.06      $0.91    $0.68    $1.20    $1.03    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.02      $1.06    $0.91    $0.68    $1.20    $1.03       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              102,175    120,336  167,696  237,020  166,815  127,364       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.14      $1.00    $0.80    $1.38    $1.25    $1.12    $1.05    $1.00    $0.82    $1.00
Accumulation unit
  value at end of
  period                  $1.14      $1.14    $1.00    $0.80    $1.38    $1.25    $1.12    $1.05    $1.00    $0.82
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               38,733     47,072   57,593   72,387   96,482  112,864  121,317  119,521   81,919   36,320
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $2.46      $1.93    $1.39    $2.33    $2.04    $1.83    $1.57    $1.27    $0.93    $1.04
Accumulation unit
  value at end of
  period                  $2.17      $2.46    $1.93    $1.39    $2.33    $2.04    $1.83    $1.57    $1.27    $0.93
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               63,182     76,313  106,479  136,525  156,364  174,833  157,678  117,171   72,124   35,541
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.46      $1.31    $1.05    $1.88    $1.62    $1.39    $1.18    $1.05    $0.74    $0.94
Accumulation unit
  value at end of
  period                  $1.20      $1.46    $1.31    $1.05    $1.88    $1.62    $1.39    $1.18    $1.05    $0.74
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               20,346     24,715   29,954   37,943   48,192   52,627   48,642   42,672   21,405   10,123
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.01      $1.68    $1.42    $2.49    $3.18    $2.66    $2.37    $1.81    $1.35    $1.33
Accumulation unit
  value at end of
  period                  $1.88      $2.01    $1.68    $1.42    $2.49    $3.18    $2.66    $2.37    $1.81    $1.35
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               21,820     25,510   31,073   39,491   59,503   81,589   88,911   80,587   63,047   44,591
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.52      $1.98    $1.55    $2.34    $2.42    $2.09    $1.94    $1.58    $1.21    $1.34
Accumulation unit
  value at end of
  period                  $2.40      $2.52    $1.98    $1.55    $2.34    $2.42    $2.09    $1.94    $1.58    $1.21
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               18,246     22,799   28,730   36,256   46,935   55,078   55,521   44,541   34,639   23,553
------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.31      $1.19    $0.96    $1.53    $1.50    $1.28    $1.17    $1.04    $0.84    $0.96
Accumulation unit
  value at end of
  period                  $1.29      $1.31    $1.19    $0.96    $1.53    $1.50    $1.28    $1.17    $1.04    $0.84
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               27,767     33,994   39,361   47,292   65,658   63,662   50,166   33,241   21,294    9,151
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.74      $2.21    $1.68    $2.69    $2.63    $2.29    $2.05    $1.64    $1.29    $1.37
Accumulation unit
  value at end of
  period                  $2.54      $2.74    $2.21    $1.68    $2.69    $2.63    $2.29    $2.05    $1.64    $1.29
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               33,368     41,459   51,883   65,990   96,413  112,452  117,932   84,473   65,106   47,539
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (9/15/1999)
Accumulation unit
  value at beginning
  of period               $0.93      $0.84    $0.70    $1.12    $1.15    $1.02    $0.97    $0.85    $0.67    $0.86
Accumulation unit
  value at end of
  period                  $0.96      $0.93    $0.84    $0.70    $1.12    $1.15    $1.02    $0.97    $0.85    $0.67
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               45,869     57,775   70,758   87,685  126,734  160,736  168,697  108,140   80,350   75,489
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (8/13/2001)
Accumulation unit
  value at beginning
  of period               $0.95      $0.84    $0.70    $1.23    $1.11    $1.06    $0.98    $0.93    $0.73    $0.98
Accumulation unit
  value at end of
  period                  $0.87      $0.95    $0.84    $0.70    $1.23    $1.11    $1.06    $0.98    $0.93    $0.73
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               24,921     28,942   33,205   38,700   46,783   56,007   64,800   21,785   12,215    7,624
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van Kampen V.I. Capital Growth
Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.37      $1.17    $0.83    $1.59    $1.45    $1.26    $1.16    $1.02    $0.76    $0.98
Accumulation unit
  value at end of
  period                  $1.26      $1.37    $1.17    $0.83    $1.59    $1.45    $1.26    $1.16    $1.02    $0.76
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,623      5,882    7,715    9,784   13,998   14,692   13,500   12,074    7,348    4,808
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Mid Cap Growth Fund, Series II Shares on April 27, 2012.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES I SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period               $1.00         --       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.92         --       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,289         --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.05      $1.01    $0.80    $1.13    $1.02    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.05    $1.01    $0.80    $1.13    $1.02       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,633      4,675    5,414    5,240    3,964   15,226       --       --       --       --
------------------------------------------------------------------------------------------------------------------



 98 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.38      $1.23    $0.92    $1.57    $1.38    $1.09    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.27      $1.38    $1.23    $0.92    $1.57    $1.38    $1.09       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               20,480     24,477   76,801   53,711   23,729    1,198      107       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (8/13/2001)
Accumulation unit
  value at beginning
  of period               $0.87      $0.72    $0.46    $0.84    $0.79    $0.72    $0.71    $0.69    $0.48    $0.91
Accumulation unit
  value at end of
  period                  $0.82      $0.87    $0.72    $0.46    $0.84    $0.79    $0.72    $0.71    $0.69    $0.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,279     10,745   11,446    8,853   10,072   12,094   14,960    8,076    5,212    2,845
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.22      $1.07    $0.84    $1.32    $1.36    $1.18    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.18      $1.22    $1.07    $0.84    $1.32    $1.36    $1.18    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               43,939     51,081   95,224  120,656  113,380  130,395   96,755   18,714       --       --
------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period               $0.96      $0.85    $0.63    $1.06    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.90      $0.96    $0.85    $0.63    $1.06       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               13,639     18,753  168,562  128,192   72,177       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period               $1.05      $0.85    $0.60    $1.02    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.05      $1.05    $0.85    $0.60    $1.02       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  926      1,019    1,436    1,203      741       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit
  value at beginning
  of period               $0.73      $0.66    $0.48    $0.76    $0.69    $0.65    $0.63    $0.59    $0.48    $0.67
Accumulation unit
  value at end of
  period                  $0.72      $0.73    $0.66    $0.48    $0.76    $0.69    $0.65    $0.63    $0.59    $0.48
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               29,974     35,505   44,235   44,360   58,819   73,300   84,506   78,223   74,564   62,663
------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/1/2000)
Accumulation unit
  value at beginning
  of period               $1.29      $0.96    $0.60    $0.99    $0.98    $0.88    $0.84    $0.80    $0.61    $0.90
Accumulation unit
  value at end of
  period                  $1.15      $1.29    $0.96    $0.60    $0.99    $0.98    $0.88    $0.84    $0.80    $0.61
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               18,476     17,906   20,432   22,831   31,915   38,120   48,503   60,214   61,988   53,383
------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit
  value at beginning
  of period               $2.03      $1.80    $1.37    $2.22    $1.76    $1.36    $1.18    $0.91    $0.68    $0.89
Accumulation unit
  value at end of
  period                  $2.14      $2.03    $1.80    $1.37    $2.22    $1.76    $1.36    $1.18    $0.91    $0.68
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               28,483     30,235   35,891   43,832   51,479   45,869   35,163   18,264   12,519    7,093
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.04      $0.86    $0.61    $1.11    $1.22    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.92      $1.04    $0.86    $0.61    $1.11    $1.22       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               13,857     16,073   38,794   50,326   29,814   27,318       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.29      $0.98    $0.63    $1.20    $0.99    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.19      $1.29    $0.98    $0.63    $1.20    $0.99       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               11,091     11,306   12,049   11,266    9,199   17,529       --       --       --       --
------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.91      $0.75    $0.57    $1.07    $1.04    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.79      $0.91    $0.75    $0.57    $1.07    $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,654      5,093   40,525   41,079   30,611   26,517       --       --       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.49      $1.30    $0.94    $1.59    $1.51    $1.30    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.35      $1.49    $1.30    $0.94    $1.59    $1.51    $1.30    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               16,697     18,638   21,263   24,950   32,187   34,962   20,721    6,121       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.41      $1.24    $1.06    $1.25    $1.15    $1.08    $1.07    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.40      $1.41    $1.24    $1.06    $1.25    $1.15    $1.08    $1.07       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              159,925    193,872  350,910  395,298  360,480  226,000   94,657   11,924       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.41      $1.16    $0.85    $1.39    $1.42    $1.25    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.36      $1.41    $1.16    $0.85    $1.39    $1.42    $1.25    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,937     12,889   15,634   18,861   23,107   22,606   12,037    4,085       --       --
------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.25      $1.12    $0.93    $1.12    $1.04    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.26      $1.25    $1.12    $0.93    $1.12    $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               49,462     49,921  127,629  131,661   82,318   76,067       --       --       --       --
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 99

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.13      $1.11    $0.89    $1.08    $1.10    $1.08    $0.96    $0.91    $0.77    $0.98
Accumulation unit
  value at end of
  period                  $1.10      $1.13    $1.11    $0.89    $1.08    $1.10    $1.08    $0.96    $0.91    $0.77
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,005      5,824    7,349    8,551   11,073   13,569   14,517   11,248    9,676    6,574
------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.29      $1.19    $0.96    $1.73    $1.61    $1.27    $1.15    $1.00    $0.78    $0.96
Accumulation unit
  value at end of
  period                  $1.06      $1.29    $1.19    $0.96    $1.73    $1.61    $1.27    $1.15    $1.00    $0.78
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,324      8,590   10,504   13,381   18,697   21,524   23,458   24,819   24,880   15,138
------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (9/24/2010)
Accumulation unit
  value at beginning
  of period               $1.13      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.06      $1.13       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,245     11,503       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.12       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              153,074     45,018       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.12       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              109,521    123,203       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.05      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.05       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              152,207     39,107       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.05      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.05       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              137,636    129,583       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.97      $0.88    $0.68    $1.11    $1.08    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.93      $0.97    $0.88    $0.68    $1.11    $1.08       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,394     12,490  163,841   98,708   55,721   57,963       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.38      $1.14    $0.84    $1.34    $1.28    $1.12    $1.12    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.28      $1.38    $1.14    $0.84    $1.34    $1.28    $1.12    $1.12       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,436      2,760    3,165    3,807    5,203    5,724    5,777    2,540       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.09      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.09       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)            1,036,629    372,331       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.09      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.09       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              839,441    951,448       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.11       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              586,675    199,756       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.11       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              451,744    514,222       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.07       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              335,257    125,196       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.07       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              323,133    335,424       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------



 100 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (8/14/2001)
Accumulation unit
  value at beginning
  of period               $2.01      $1.63    $1.21    $1.78    $1.89    $1.59    $1.51    $1.27    $0.93    $1.07
Accumulation unit
  value at end of
  period                  $1.90      $2.01    $1.63    $1.21    $1.78    $1.89    $1.59    $1.51    $1.27    $0.93
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               21,324     26,229   81,111   85,345   79,474   69,587   72,463   57,581   44,918   28,099
------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.55      $2.06    $1.39    $2.58    $2.24    $1.65    $1.37    $1.06    $0.72    $0.84
Accumulation unit
  value at end of
  period                  $2.16      $2.55    $2.06    $1.39    $2.58    $2.24    $1.65    $1.37    $1.06    $0.72
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               41,066     50,298   80,522   88,899  108,613  122,718  114,381   79,981   56,466   42,309
------------------------------------------------------------------------------------------------------------------
WANGER USA (9/15/1999)
Accumulation unit
  value at beginning
  of period               $2.00      $1.64    $1.16    $1.94    $1.86    $1.74    $1.58    $1.35    $0.95    $1.15
Accumulation unit
  value at end of
  period                  $1.91      $2.00    $1.64    $1.16    $1.94    $1.86    $1.74    $1.58    $1.35    $0.95
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               54,608     67,604  100,879  117,299  145,262  164,257  169,886  140,320  108,046   72,853
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.39      $1.20    $1.05    $1.82    $1.60    $1.31    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.20      $1.39    $1.20    $1.05    $1.82    $1.60    $1.31    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               12,050     15,532   69,836    8,283   11,475   12,674    9,815    2,086       --       --
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period               $1.51      $1.24    $0.84    $1.42    $1.35    $1.21    $1.13    $0.97    $0.72    $0.99
Accumulation unit
  value at end of
  period                  $1.42      $1.51    $1.24    $0.84    $1.42    $1.35    $1.21    $1.13    $0.97    $0.72
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               13,842      9,802   11,212   13,585   18,131   21,391   25,313   25,983   24,999   17,130
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (5/1/2001)
Accumulation unit
  value at beginning
  of period               $1.45      $1.16    $0.76    $1.32    $1.17    $0.96    $0.91    $0.81    $0.58    $0.94
Accumulation unit
  value at end of
  period                  $1.37      $1.45    $1.16    $0.76    $1.32    $1.17    $0.96    $0.91    $0.81    $0.58
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               12,890     18,266   20,853   19,000   23,653   17,655   14,334   16,103   13,800    7,655
------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.25      $1.06    $0.70    $1.35    $1.14    $1.06    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $0.95      $1.25    $1.06    $0.70    $1.35    $1.14    $1.06       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  378        500      609      425      664    2,023      333       --       --       --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.13      $1.01    $0.85    $1.45    $1.40    $1.21    $1.16    $1.06    $0.81    $1.00
Accumulation unit
  value at end of
  period                  $1.19      $1.13    $1.01    $0.85    $1.45    $1.40    $1.21    $1.16    $1.06    $0.81
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,844      5,815    7,705   10,045   14,240   18,481   20,739   16,610    9,284    3,503
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.72      $1.67    $1.25    $2.71    $2.59    $1.94    $1.68    $1.36    $0.95    $1.00
Accumulation unit
  value at end of
  period                  $1.37      $1.72    $1.67    $1.25    $2.71    $2.59    $1.94    $1.68    $1.36    $0.95
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,932     12,904   19,906   29,486   32,186   31,867   25,568   11,679    5,621    1,417
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.55      $1.38    $1.05    $1.92    $1.64    $1.33    $1.19    $1.05    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.35      $1.55    $1.38    $1.05    $1.92    $1.64    $1.33    $1.19    $1.05    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,794      3,276    3,810    5,162    6,589    7,826    7,538    4,969    2,812      944
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (5/1/2007)
Accumulation unit
  value at beginning
  of period               $1.02      $0.87    $0.67    $0.90    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.00      $1.02    $0.87    $0.67    $0.90       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,093      1,356    5,341    7,412    9,862       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.05      $0.91    $0.68    $1.18    $0.99    $1.04    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.04      $1.05    $0.91    $0.68    $1.18    $0.99    $1.04       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,442      1,610    1,815    2,188    2,203   12,931    2,015       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.41      $1.26    $1.06    $1.46    $1.56    $1.33    $1.28    $1.13    $0.89    $1.00
Accumulation unit
  value at end of
  period                  $1.40      $1.41    $1.26    $1.06    $1.46    $1.56    $1.33    $1.28    $1.13    $0.89
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,740      9,687   11,068   13,643   20,382   24,433   25,428   16,423    8,977    2,837
------------------------------------------------------------------------------------------------------------------
CALVERT VP SRI BALANCED PORTFOLIO (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.20      $1.08    $0.87    $1.28    $1.26    $1.17    $1.11    $1.04    $0.88    $1.00
Accumulation unit
  value at end of
  period                  $1.24      $1.20    $1.08    $0.87    $1.28    $1.26    $1.17    $1.11    $1.04    $0.88
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,430      1,553    1,706    1,873    2,380    3,270    3,186    2,458    1,272      211
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 101

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.29      $1.16    $0.94    $1.36    $1.35    $1.19    $1.16    $1.07    $0.90    $1.00
Accumulation unit
  value at end of
  period                  $1.31      $1.29    $1.16    $0.94    $1.36    $1.35    $1.19    $1.16    $1.07    $0.90
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,115      6,232    8,438    2,967    5,018    4,466    3,385    2,471    1,608      531
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.08      $1.09    $1.10    $1.08    $1.04    $1.01    $0.99    $1.00    $1.00    $1.00
Accumulation unit
  value at end of
  period                  $1.07      $1.08    $1.09    $1.10    $1.08    $1.04    $1.01    $0.99    $1.00    $1.00
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               10,407     13,198   23,076   51,260   39,420   37,806   22,067   19,507   13,022   12,452
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.36      $1.27    $1.12    $1.21    $1.16    $1.12    $1.11    $1.07    $1.04    $1.00
Accumulation unit
  value at end of
  period                  $1.44      $1.36    $1.27    $1.12    $1.21    $1.16    $1.12    $1.11    $1.07    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               26,268     33,910   89,692   93,379  103,330   87,923   50,746   22,751   13,984    6,481
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.67      $1.44    $1.14    $1.94    $1.82    $1.53    $1.36    $1.17    $0.83    $1.00
Accumulation unit
  value at end of
  period                  $1.57      $1.67    $1.44    $1.14    $1.94    $1.82    $1.53    $1.36    $1.17    $0.83
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               22,186     27,619   59,080   64,717   69,629   75,610   47,282   24,579    8,342    3,101
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.00      $0.86    $0.70    $1.22    $1.20    $1.05    $1.00    $0.95    $0.75    $1.00
Accumulation unit
  value at end of
  period                  $1.04      $1.00    $0.86    $0.70    $1.22    $1.20    $1.05    $1.00    $0.95    $0.75
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               10,274     13,426   16,370   18,986   23,697   27,942   27,550    4,862    1,779      291
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $3.46      $2.92    $1.69    $3.70    $2.70    $2.04    $1.54    $1.25    $0.90    $1.00
Accumulation unit
  value at end of
  period                  $2.71      $3.46    $2.92    $1.69    $3.70    $2.70    $2.04    $1.54    $1.25    $0.90
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,202      4,807    7,245   11,453    9,394    9,829    8,412    1,983      492      220
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.69      $1.60    $1.45    $1.47    $1.38    $1.31    $1.39    $1.28    $1.14    $1.00
Accumulation unit
  value at end of
  period                  $1.75      $1.69    $1.60    $1.45    $1.47    $1.38    $1.31    $1.39    $1.28    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,322     10,119   24,423   26,925   31,193   26,716   18,771    8,568    3,885    1,060
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
  value at beginning
  of period               $1.21      $1.17    $1.11    $1.12    $1.05    $1.05    $1.03    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.32      $1.21    $1.17    $1.11    $1.12    $1.05    $1.05    $1.03       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,442     12,533   40,367   23,321   26,608   31,048   20,279      653       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (4/28/2006)
Accumulation unit
  value at beginning
  of period               $1.27      $1.14    $0.80    $1.08    $1.07    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.34      $1.27    $1.14    $0.80    $1.08    $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,953      4,843    5,923    6,783   10,284   12,074       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.85      $1.64    $1.08    $1.46    $1.44    $1.32    $1.28    $1.16    $0.94    $1.00
Accumulation unit
  value at end of
  period                  $1.94      $1.85    $1.64    $1.08    $1.46    $1.44    $1.32    $1.28    $1.16    $0.94
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,401      8,986   10,600   13,016   20,960   27,180   28,189   24,305   16,280    3,957
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
  value at beginning
  of period               $1.46      $1.31    $0.93    $1.15    $1.14    $1.06    $1.04    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.54      $1.46    $1.31    $0.93    $1.15    $1.14    $1.06    $1.04       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,360      6,861   29,266   19,612   20,632   21,052    7,061      300       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.63      $1.45    $1.15    $1.94    $1.74    $1.42    $1.26    $1.08    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.42      $1.63    $1.45    $1.15    $1.94    $1.74    $1.42    $1.26    $1.08    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,246      2,671    3,118    3,748    5,324    5,986    5,133    2,551      340       55
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.03      $0.89    $0.66    $1.19    $1.17    $1.06    $0.99    $0.92    $0.77    $1.00
Accumulation unit
  value at end of
  period                  $0.99      $1.03    $0.89    $0.66    $1.19    $1.17    $1.06    $0.99    $0.92    $0.77
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,957      7,579    9,725   12,689   20,603   24,725   23,296    7,403    5,647      973
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.07      $0.89    $0.71    $1.19    $1.02    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.04      $1.07    $0.89    $0.71    $1.19    $1.02       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,119      8,954   47,208   42,915   31,378   21,100       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.99      $0.88    $0.64    $1.26    $1.07    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.82      $0.99    $0.88    $0.64    $1.26    $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,622      3,409    4,016    5,121    4,198    9,849       --       --       --       --
------------------------------------------------------------------------------------------------------------------



 102 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.55      $1.24    $0.76    $1.40    $1.24    $1.26    $1.15    $1.07    $0.88    $1.00
Accumulation unit
  value at end of
  period                  $1.30      $1.55    $1.24    $0.76    $1.40    $1.24    $1.26    $1.15    $1.07    $0.88
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,366      1,677    2,137    2,135    2,984    4,676    5,505    5,961    4,649    1,153
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (5/2/2005)
Accumulation unit
  value at beginning
  of period               $1.36      $1.12    $0.81    $1.48    $1.36    $1.19    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.23      $1.36    $1.12    $0.81    $1.48    $1.36    $1.19       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,719      3,568    6,370    9,682    9,445   15,321      622       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.19      $1.05    $0.84    $1.35    $1.30    $1.14    $1.10    $1.01    $0.80    $1.00
Accumulation unit
  value at end of
  period                  $1.20      $1.19    $1.05    $0.84    $1.35    $1.30    $1.14    $1.10    $1.01    $0.80
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,018      5,760    6,575    7,849   10,644   13,132   14,184   11,269    6,544    1,889
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.17      $0.98    $0.79    $1.31    $1.33    $1.13    $1.09    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.14      $1.17    $0.98    $0.79    $1.31    $1.33    $1.13    $1.09       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  699        657      520      582      925    1,124      921      450       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.68      $1.34    $0.97    $1.59    $1.68    $1.52    $1.46    $1.25    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.52      $1.68    $1.34    $0.97    $1.59    $1.68    $1.52    $1.46    $1.25    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,185      1,364    1,760    2,383    3,378    4,827    5,744    5,617    2,920      900
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.16      $1.13    $1.09    $1.13    $1.08    $1.05    $1.04    $1.05    $1.04    $1.00
Accumulation unit
  value at end of
  period                  $1.16      $1.16    $1.13    $1.09    $1.13    $1.08    $1.05    $1.04    $1.05    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,324      9,876   11,597   12,804   12,583   16,153   18,707   17,403   14,902    6,107
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.01      $0.87    $0.74    $1.13    $0.97    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.87      $1.01    $0.87    $0.74    $1.13    $0.97       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,777      6,003    6,589    4,848    3,423    9,239       --       --       --       --
------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.15      $1.07    $0.75    $1.03    $1.03    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.17      $1.15    $1.07    $0.75    $1.03    $1.03       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                9,353      8,826   20,977   18,362   19,211   18,826       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.05      $0.91    $0.68    $1.20    $1.03    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.02      $1.05    $0.91    $0.68    $1.20    $1.03       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               19,991     23,331   32,815   53,546   45,072   40,094       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.18      $1.04    $0.83    $1.44    $1.30    $1.16    $1.09    $1.04    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.18      $1.18    $1.04    $0.83    $1.44    $1.30    $1.16    $1.09    $1.04    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,478      9,202   10,988   14,570   20,111   25,441   28,158   27,602   15,940    3,592
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $2.37      $1.86    $1.35    $2.25    $1.97    $1.77    $1.52    $1.23    $0.90    $1.00
Accumulation unit
  value at end of
  period                  $2.10      $2.37    $1.86    $1.35    $2.25    $1.97    $1.77    $1.52    $1.23    $0.90
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               16,089     19,376   28,494   38,797   44,787   53,339   46,944   30,787   15,111    4,182
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.62      $1.45    $1.16    $2.09    $1.80    $1.55    $1.32    $1.17    $0.83    $1.00
Accumulation unit
  value at end of
  period                  $1.32      $1.62    $1.45    $1.16    $2.09    $1.80    $1.55    $1.32    $1.17    $0.83
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,352      4,194    5,075    6,432    8,255   10,330    9,686    7,474    2,900      553
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.50      $1.25    $1.06    $1.86    $2.37    $1.99    $1.77    $1.36    $1.01    $1.00
Accumulation unit
  value at end of
  period                  $1.40      $1.50    $1.25    $1.06    $1.86    $2.37    $1.99    $1.77    $1.36    $1.01
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,048      5,793    7,137    9,150   14,263   20,694   22,307   17,231    9,166    2,887
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.91      $1.51    $1.18    $1.77    $1.84    $1.59    $1.47    $1.20    $0.92    $1.00
Accumulation unit
  value at end of
  period                  $1.82      $1.91    $1.51    $1.18    $1.77    $1.84    $1.59    $1.47    $1.20    $0.92
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,671      5,667    7,198    8,815   11,862   14,227   13,298    8,980    5,248    2,075
------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.38      $1.26    $1.01    $1.62    $1.58    $1.35    $1.23    $1.10    $0.89    $1.00
Accumulation unit
  value at end of
  period                  $1.35      $1.38    $1.26    $1.01    $1.62    $1.58    $1.35    $1.23    $1.10    $0.89
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                6,986      8,593   10,913   14,362   21,837   22,449   18,871   13,076    6,742    1,735
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 103

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $2.02      $1.63    $1.24    $1.98    $1.94    $1.69    $1.51    $1.21    $0.95    $1.00
Accumulation unit
  value at end of
  period                  $1.87      $2.02    $1.63    $1.24    $1.98    $1.94    $1.69    $1.51    $1.21    $0.95
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,180     10,069   12,872   16,558   24,512   29,515   30,996   15,049    7,743    2,583
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.12      $1.01    $0.84    $1.35    $1.38    $1.24    $1.17    $1.03    $0.80    $1.00
Accumulation unit
  value at end of
  period                  $1.16      $1.12    $1.01    $0.84    $1.35    $1.38    $1.24    $1.17    $1.03    $0.80
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                6,563      8,681   11,037   13,564   20,871   27,339   30,636    9,922    2,742    1,048
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.01      $0.89    $0.74    $1.31    $1.18    $1.13    $1.05    $1.00    $0.78    $1.00
Accumulation unit
  value at end of
  period                  $0.92      $1.01    $0.89    $0.74    $1.31    $1.18    $1.13    $1.05    $1.00    $0.78
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                6,854      8,736   10,744   12,622   15,385   19,282   24,536    5,492    1,386      379
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van Kampen V.I. Capital Growth
Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.44      $1.23    $0.88    $1.67    $1.53    $1.33    $1.23    $1.07    $0.80    $1.00
Accumulation unit
  value at end of
  period                  $1.32      $1.44    $1.23    $0.88    $1.67    $1.53    $1.33    $1.23    $1.07    $0.80
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  984      1,142    1,576    2,199    3,003    3,321    2,836    2,429    1,198      552
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Mid Cap Growth Fund, Series II Shares on April 27, 2012.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES I SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period               $1.00         --       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.92         --       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,155         --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.04      $1.00    $0.80    $1.13    $1.02    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.04    $1.00    $0.80    $1.13    $1.02       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  789        912      956      923      753    5,096       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.37      $1.23    $0.92    $1.57    $1.38    $1.09    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.26      $1.37    $1.23    $0.92    $1.57    $1.38    $1.09       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,863      3,166   14,695   14,785    8,000      503        2       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.01      $0.84    $0.54    $0.99    $0.93    $0.85    $0.84    $0.81    $0.56    $1.00
Accumulation unit
  value at end of
  period                  $0.95      $1.01    $0.84    $0.54    $0.99    $0.93    $0.85    $0.84    $0.81    $0.56
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,296      2,504    2,935    2,808    2,913    3,543    4,728    1,650      851      192
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.22      $1.06    $0.84    $1.31    $1.36    $1.18    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.18      $1.22    $1.06    $0.84    $1.31    $1.36    $1.18    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               15,566     19,642   32,587   43,694   51,531   60,771   53,896   12,916       --       --
------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period               $0.96      $0.85    $0.63    $1.06    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.90      $0.96    $0.85    $0.63    $1.06       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,218      3,203   38,560   33,658   25,246       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period               $1.05      $0.84    $0.60    $1.02    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.05      $1.05    $0.84    $0.60    $1.02       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  307        364      497      443      225       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.14      $1.03    $0.75    $1.20    $1.09    $1.03    $0.99    $0.92    $0.76    $1.00
Accumulation unit
  value at end of
  period                  $1.14      $1.14    $1.03    $0.75    $1.20    $1.09    $1.03    $0.99    $0.92    $0.76
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,867      3,412    4,222    4,927    5,932    8,628    8,658    5,399    2,971    1,088
------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.54      $1.14    $0.71    $1.18    $1.17    $1.04    $1.00    $0.96    $0.72    $1.00
Accumulation unit
  value at end of
  period                  $1.36      $1.54    $1.14    $0.71    $1.18    $1.17    $1.04    $1.00    $0.96    $0.72
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,875      1,975    2,166    2,718    3,692    5,363    6,257    6,311    5,191    2,112
------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit
  value at beginning
  of period               $2.53      $2.25    $1.71    $2.78    $2.20    $1.70    $1.47    $1.14    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $2.67      $2.53    $2.25    $1.71    $2.78    $2.20    $1.70    $1.47    $1.14    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,150      4,253    5,019    6,021    7,678    8,231    6,871    3,380    1,670      276
------------------------------------------------------------------------------------------------------------------



 104 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.04      $0.86    $0.61    $1.11    $1.22    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.92      $1.04    $0.86    $0.61    $1.11    $1.22       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,764      4,422   10,214   14,095    9,916    8,886       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.29      $0.98    $0.63    $1.20    $0.99    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.18      $1.29    $0.98    $0.63    $1.20    $0.99       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,693      1,749    2,148    2,776    2,519    6,372       --       --       --       --
------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.91      $0.75    $0.56    $1.07    $1.04    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.79      $0.91    $0.75    $0.56    $1.07    $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  638        833    9,498   10,873   10,350    9,305       --       --       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.48      $1.29    $0.94    $1.59    $1.51    $1.30    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.34      $1.48    $1.29    $0.94    $1.59    $1.51    $1.30    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,886      5,713    6,423    8,456   11,884   14,402   11,208    4,318       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.40      $1.24    $1.05    $1.24    $1.15    $1.08    $1.07    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.40      $1.40    $1.24    $1.05    $1.24    $1.15    $1.08    $1.07       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               29,094     36,401   70,681   82,157   92,164   64,615   34,899    7,003       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.40      $1.15    $0.85    $1.38    $1.42    $1.25    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.36      $1.40    $1.15    $0.85    $1.38    $1.42    $1.25    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,482      4,518    5,663    7,256    9,606   10,328    6,924    2,998       --       --
------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.25      $1.12    $0.93    $1.11    $1.04    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.26      $1.25    $1.12    $0.93    $1.11    $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,122      7,695   26,403   31,669   27,066   26,857       --       --       --       --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.17      $1.15    $0.92    $1.12    $1.14    $1.12    $1.00    $0.94    $0.81    $1.00
Accumulation unit
  value at end of
  period                  $1.14      $1.17    $1.15    $0.92    $1.12    $1.14    $1.12    $1.00    $0.94    $0.81
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,487      1,676    2,116    2,705    3,423    4,490    4,351    2,530    1,776      617
------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.41      $1.30    $1.05    $1.90    $1.77    $1.40    $1.26    $1.09    $0.86    $1.00
Accumulation unit
  value at end of
  period                  $1.16      $1.41    $1.30    $1.05    $1.90    $1.77    $1.40    $1.26    $1.09    $0.86
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,199      1,420    1,819    2,476    3,409    3,961    4,252    4,043    4,165    2,086
------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (9/24/2010)
Accumulation unit
  value at beginning
  of period               $1.13      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.06      $1.13       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  446        574       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.12       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,318      2,096       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.12       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               27,553     34,056       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.04      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.04       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,652      2,295       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.04      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.04       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               19,636     20,656       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.97      $0.88    $0.68    $1.11    $1.08    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.93      $0.97    $0.88    $0.68    $1.11    $1.08       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,360      2,193   38,320   25,636   18,675   20,639       --       --       --       --
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 105

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.37      $1.14    $0.84    $1.34    $1.28    $1.12    $1.12    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.27      $1.37    $1.14    $0.84    $1.34    $1.28    $1.12    $1.12       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  389        441      522      766    1,469    1,490    1,493      840       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.09      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.09       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               27,954     12,697       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.09      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.09       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              165,095    199,338       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.11       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               14,158      6,430       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.09      $1.11       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               92,740    118,440       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.07       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               15,647      5,250       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.07       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               52,813     58,788       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.90      $1.54    $1.14    $1.68    $1.79    $1.50    $1.43    $1.21    $0.88    $1.00
Accumulation unit
  value at end of
  period                  $1.79      $1.90    $1.54    $1.14    $1.68    $1.79    $1.50    $1.43    $1.21    $0.88
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,645      6,022   20,099   23,170   23,547   19,283   20,683   11,379    7,181    3,316
------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (2/13/2002)
Accumulation unit
  value at beginning
  of period               $3.08      $2.49    $1.68    $3.12    $2.71    $1.99    $1.66    $1.28    $0.87    $1.00
Accumulation unit
  value at end of
  period                  $2.60      $3.08    $2.49    $1.68    $3.12    $2.71    $1.99    $1.66    $1.28    $0.87
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,022      8,554   14,208   16,311   18,491   21,367   19,260    9,273    4,376    1,523
------------------------------------------------------------------------------------------------------------------
WANGER USA (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.78      $1.46    $1.03    $1.73    $1.66    $1.56    $1.41    $1.21    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.70      $1.78    $1.46    $1.03    $1.73    $1.66    $1.56    $1.41    $1.21    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               12,712     15,507   23,568   28,344   36,469   42,372   41,455   26,304   13,657    3,732
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.38      $1.20    $1.05    $1.81    $1.59    $1.31    $1.14    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.19      $1.38    $1.20    $1.05    $1.81    $1.59    $1.31    $1.14       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,535      3,118   15,466    3,851    5,245    6,006    4,632    1,316       --       --
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.58      $1.29    $0.88    $1.48    $1.40    $1.26    $1.18    $1.01    $0.75    $1.00
Accumulation unit
  value at end of
  period                  $1.47      $1.58    $1.29    $0.88    $1.48    $1.40    $1.26    $1.18    $1.01    $0.75
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,590      2,173    2,701    3,344    4,587    6,324    7,621    6,990    5,557    2,340
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.68      $1.34    $0.88    $1.52    $1.35    $1.11    $1.06    $0.94    $0.67    $1.00
Accumulation unit
  value at end of
  period                  $1.58      $1.68    $1.34    $0.88    $1.52    $1.35    $1.11    $1.06    $0.94    $0.67
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,077      2,621    2,879    3,050    3,223    2,943    2,596    2,735    1,772      662
------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.24      $1.05    $0.70    $1.34    $1.13    $1.06    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $0.93      $1.24    $1.05    $0.70    $1.34    $1.13    $1.06       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  415        437      548      301      264      846      148       --       --       --
------------------------------------------------------------------------------------------------------------------



 106 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00    $0.84    $1.43    $1.38    $1.20    $1.16    $1.05    $0.81    $1.00
Accumulation unit
  value at end of
  period                  $1.17      $1.11    $1.00    $0.84    $1.43    $1.38    $1.20    $1.16    $1.05    $0.81
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,548      3,288    4,258    6,035    9,112   12,504   14,313   11,547    7,339    4,072
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.69      $1.64    $1.24    $2.68    $2.57    $1.92    $1.67    $1.35    $0.95    $1.00
Accumulation unit
  value at end of
  period                  $1.35      $1.69    $1.64    $1.24    $2.68    $2.57    $1.92    $1.67    $1.35    $0.95
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,866      6,458    9,981   15,720   18,897   19,979   16,470    7,898    3,918    1,371
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.52      $1.36    $1.03    $1.90    $1.63    $1.32    $1.18    $1.04    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.32      $1.52    $1.36    $1.03    $1.90    $1.63    $1.32    $1.18    $1.04    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,335      1,679    2,015    2,795    3,680    4,188    3,768    2,448    1,128      448
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (5/1/2007)
Accumulation unit
  value at beginning
  of period               $1.01      $0.86    $0.67    $0.90    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.99      $1.01    $0.86    $0.67    $0.90       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  582        775    2,523    4,001    5,266       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.03      $0.90    $0.68    $1.18    $0.99    $1.04    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.03      $1.03    $0.90    $0.68    $1.18    $0.99    $1.04       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  992        992    1,098    1,338    1,445    6,545    1,015       --       --       --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.38      $1.24    $1.05    $1.45    $1.54    $1.32    $1.27    $1.13    $0.89    $1.00
Accumulation unit
  value at end of
  period                  $1.38      $1.38    $1.24    $1.05    $1.45    $1.54    $1.32    $1.27    $1.13    $0.89
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,339      5,469    6,158    8,079   12,429   15,592   16,716   10,779    5,922    2,396
------------------------------------------------------------------------------------------------------------------
CALVERT VP SRI BALANCED PORTFOLIO (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.17      $1.06    $0.86    $1.26    $1.24    $1.16    $1.11    $1.04    $0.88    $1.00
Accumulation unit
  value at end of
  period                  $1.21      $1.17    $1.06    $0.86    $1.26    $1.24    $1.16    $1.11    $1.04    $0.88
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  649        737      858    1,073    1,711    2,144    2,283    1,690      769      208
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.27      $1.14    $0.93    $1.35    $1.34    $1.18    $1.15    $1.07    $0.90    $1.00
Accumulation unit
  value at end of
  period                  $1.29      $1.27    $1.14    $0.93    $1.35    $1.34    $1.18    $1.15    $1.07    $0.90
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,744      4,325    6,111    2,378    4,008    3,764    3,085    2,273    1,117      462
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.06      $1.07    $1.08    $1.07    $1.03    $1.00    $0.99    $0.99    $1.00    $1.00
Accumulation unit
  value at end of
  period                  $1.04      $1.06    $1.07    $1.08    $1.07    $1.03    $1.00    $0.99    $0.99    $1.00
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,730      7,758   14,861   39,094   33,791   33,401   18,979   15,014   12,047   12,148
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.34      $1.25    $1.11    $1.20    $1.15    $1.12    $1.11    $1.07    $1.04    $1.00
Accumulation unit
  value at end of
  period                  $1.41      $1.34    $1.25    $1.11    $1.20    $1.15    $1.12    $1.11    $1.07    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               20,159     26,396   58,421   63,728   68,622   60,502   37,023   19,654   12,452    5,971
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.63      $1.41    $1.12    $1.91    $1.79    $1.51    $1.35    $1.15    $0.83    $1.00
Accumulation unit
  value at end of
  period                  $1.53      $1.63    $1.41    $1.12    $1.91    $1.79    $1.51    $1.35    $1.15    $0.83
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               11,111     13,939   30,183   36,755   43,798   50,646   33,232   17,932    5,976    2,058
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.07      $0.92    $0.75    $1.31    $1.29    $1.13    $1.08    $1.03    $0.81    $1.00
Accumulation unit
  value at end of
  period                  $1.11      $1.07    $0.92    $0.75    $1.31    $1.29    $1.13    $1.08    $1.03    $0.81
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,980      5,013    6,295    7,479   10,299   12,875   11,604    2,482      744       96
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $3.40      $2.87    $1.67    $3.65    $2.68    $2.02    $1.53    $1.25    $0.90    $1.00
Accumulation unit
  value at end of
  period                  $2.65      $3.40    $2.87    $1.67    $3.65    $2.68    $2.02    $1.53    $1.25    $0.90
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,940      2,468    3,600    5,787    5,242    5,716    4,677    1,199      318      121
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.66      $1.58    $1.43    $1.46    $1.37    $1.30    $1.38    $1.27    $1.14    $1.00
Accumulation unit
  value at end of
  period                  $1.72      $1.66    $1.58    $1.43    $1.46    $1.37    $1.30    $1.38    $1.27    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,792      7,371   16,121   18,675   22,272   19,781   15,541    8,857    4,839    1,529
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
  value at beginning
  of period               $1.19      $1.16    $1.10    $1.11    $1.04    $1.04    $1.03    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.30      $1.19    $1.16    $1.10    $1.11    $1.04    $1.04    $1.03       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,560      9,304   25,536   17,319   17,958   20,730   13,014      516       --       --
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 107

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (4/28/2006)
Accumulation unit
  value at beginning
  of period               $1.26      $1.14    $0.80    $1.07    $1.07    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.32      $1.26    $1.14    $0.80    $1.07    $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,513      3,872    4,262    4,864    7,595    9,164       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.82      $1.62    $1.06    $1.44    $1.43    $1.31    $1.27    $1.15    $0.93    $1.00
Accumulation unit
  value at end of
  period                  $1.90      $1.82    $1.62    $1.06    $1.44    $1.43    $1.31    $1.27    $1.15    $0.93
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                6,355      7,802    9,680   11,973   19,687   25,271   27,474   25,456   15,576    4,269
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (9/13/2004)
Accumulation unit
  value at beginning
  of period               $1.45      $1.29    $0.92    $1.15    $1.13    $1.06    $1.04    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.52      $1.45    $1.29    $0.92    $1.15    $1.13    $1.06    $1.04       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,518      5,416   17,730   11,540   12,716   13,255    4,187      271       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.60      $1.42    $1.13    $1.92    $1.73    $1.41    $1.25    $1.08    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.39      $1.60    $1.42    $1.13    $1.92    $1.73    $1.41    $1.25    $1.08    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,090      1,443    1,829    2,197    3,162    3,800    3,647    2,172      496      105
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.02      $0.88    $0.65    $1.18    $1.16    $1.05    $0.98    $0.92    $0.76    $1.00
Accumulation unit
  value at end of
  period                  $0.97      $1.02    $0.88    $0.65    $1.18    $1.16    $1.05    $0.98    $0.92    $0.76
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,709      3,547    4,530    6,110   10,992   13,741   13,519    4,079    2,868      392
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.06      $0.89    $0.71    $1.18    $1.02    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.02      $1.06    $0.89    $0.71    $1.18    $1.02       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,000      3,790   22,026   20,913   15,689   10,663       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.98      $0.87    $0.64    $1.26    $1.06    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.81      $0.98    $0.87    $0.64    $1.26    $1.06       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,688      1,766    2,195    2,857    2,426    5,251       --       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.52      $1.22    $0.75    $1.38    $1.23    $1.25    $1.15    $1.06    $0.88    $1.00
Accumulation unit
  value at end of
  period                  $1.27      $1.52    $1.22    $0.75    $1.38    $1.23    $1.25    $1.15    $1.06    $0.88
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  877      1,155    1,372    1,170    1,887    2,741    2,961    3,400    2,602      889
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (5/2/2005)
Accumulation unit
  value at beginning
  of period               $1.35      $1.11    $0.80    $1.47    $1.35    $1.19    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.22      $1.35    $1.11    $0.80    $1.47    $1.35    $1.19       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,325      1,680    2,952    5,049    5,225    7,878      393       --       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.17      $1.03    $0.83    $1.34    $1.29    $1.13    $1.10    $1.01    $0.80    $1.00
Accumulation unit
  value at end of
  period                  $1.18      $1.17    $1.03    $0.83    $1.34    $1.29    $1.13    $1.10    $1.01    $0.80
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,038      3,421    4,568    5,854    8,187    9,874   10,825    9,241    5,428    1,648
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.16      $0.97    $0.78    $1.30    $1.33    $1.13    $1.09    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.12      $1.16    $0.97    $0.78    $1.30    $1.33    $1.13    $1.09       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  477        561      429      584      789      734      632      499       --       --
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.65      $1.32    $0.95    $1.57    $1.66    $1.51    $1.45    $1.24    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.49      $1.65    $1.32    $0.95    $1.57    $1.66    $1.51    $1.45    $1.24    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  705        880      971    1,315    2,098    3,358    3,917    3,802    2,139      516
------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.14      $1.12    $1.07    $1.11    $1.07    $1.04    $1.04    $1.04    $1.04    $1.00
Accumulation unit
  value at end of
  period                  $1.14      $1.14    $1.12    $1.07    $1.11    $1.07    $1.04    $1.04    $1.04    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,651      9,727   11,135   13,972   12,745   15,464   16,802   16,700   13,079    7,646
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.00      $0.87    $0.73    $1.12    $0.97    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.86      $1.00    $0.87    $0.73    $1.12    $0.97       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,408      2,563    2,966    2,963    1,728    4,962       --       --       --       --
------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.14      $1.06    $0.74    $1.03    $1.03    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.16      $1.14    $1.06    $0.74    $1.03    $1.03       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                6,419      6,500   12,792   11,376   13,146   12,200       --       --       --       --
------------------------------------------------------------------------------------------------------------------



 108 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.05      $0.90    $0.68    $1.19    $1.03    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.00      $1.05    $0.90    $0.68    $1.19    $1.03       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               11,122     12,302   15,949   27,515   23,069   20,348       --       --       --       --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.16      $1.02    $0.81    $1.42    $1.28    $1.15    $1.09    $1.04    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.16      $1.16    $1.02    $0.81    $1.42    $1.28    $1.15    $1.09    $1.04    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,067      5,091    6,236    8,328   12,003   16,152   18,132   18,010   11,020    3,508
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $2.33      $1.84    $1.33    $2.23    $1.95    $1.76    $1.51    $1.23    $0.90    $1.00
Accumulation unit
  value at end of
  period                  $2.05      $2.33    $1.84    $1.33    $2.23    $1.95    $1.76    $1.51    $1.23    $0.90
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,022      9,514   14,164   20,610   25,720   32,335   28,423   18,934    9,886    3,541
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.59      $1.43    $1.14    $2.07    $1.79    $1.53    $1.31    $1.17    $0.83    $1.00
Accumulation unit
  value at end of
  period                  $1.30      $1.59    $1.43    $1.14    $2.07    $1.79    $1.53    $1.31    $1.17    $0.83
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,936      2,441    3,135    4,259    5,901    7,436    6,520    5,276    2,292      610
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.47      $1.23    $1.05    $1.84    $2.35    $1.97    $1.76    $1.35    $1.01    $1.00
Accumulation unit
  value at end of
  period                  $1.37      $1.47    $1.23    $1.05    $1.84    $2.35    $1.97    $1.76    $1.35    $1.01
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,639      3,274    4,145    5,481    8,852   13,498   15,139   12,119    6,601    2,989
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.88      $1.48    $1.16    $1.75    $1.82    $1.57    $1.46    $1.20    $0.92    $1.00
Accumulation unit
  value at end of
  period                  $1.78      $1.88    $1.48    $1.16    $1.75    $1.82    $1.57    $1.46    $1.20    $0.92
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,496      2,911    3,457    4,647    7,056    8,954    8,682    5,338    3,257    1,610
------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.36      $1.24    $0.99    $1.60    $1.56    $1.34    $1.22    $1.10    $0.89    $1.00
Accumulation unit
  value at end of
  period                  $1.33      $1.36    $1.24    $0.99    $1.60    $1.56    $1.34    $1.22    $1.10    $0.89
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,633      4,727    5,705    8,193   12,837   13,922   11,400    7,311    3,856    1,418
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.98      $1.60    $1.22    $1.96    $1.92    $1.68    $1.50    $1.21    $0.95    $1.00
Accumulation unit
  value at end of
  period                  $1.83      $1.98    $1.60    $1.22    $1.96    $1.92    $1.68    $1.50    $1.21    $0.95
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                4,717      6,137    7,669   10,448   15,654   19,762   20,011   10,047    5,836    2,777
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.10      $0.99    $0.83    $1.33    $1.37    $1.23    $1.17    $1.03    $0.80    $1.00
Accumulation unit
  value at end of
  period                  $1.14      $1.10    $0.99    $0.83    $1.33    $1.37    $1.23    $1.17    $1.03    $0.80
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,289      4,364    5,508    7,207   11,550   15,324   16,269    6,220    2,770    1,483
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.00      $0.88    $0.73    $1.29    $1.17    $1.12    $1.04    $0.99    $0.78    $1.00
Accumulation unit
  value at end of
  period                  $0.90      $1.00    $0.88    $0.73    $1.29    $1.17    $1.12    $1.04    $0.99    $0.78
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,818      3,563    4,612    5,453    7,314   10,002   11,202    2,736      978      447
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van Kampen V.I. Capital Growth
Fund, Series II Shares changed its name to Invesco Van Kampen V.I. American Franchise Fund, Series II Shares.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.42      $1.21    $0.86    $1.65    $1.51    $1.32    $1.22    $1.07    $0.80    $1.00
Accumulation unit
  value at end of
  period                  $1.30      $1.42    $1.21    $0.86    $1.65    $1.51    $1.32    $1.22    $1.07    $0.80
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  608        784      992    1,232    1,796    2,051    1,835    1,591      774      463
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco Van Kampen V.I.
Mid Cap Growth Fund, Series II Shares on April 27, 2012.
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES I SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period               $1.00         --       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.92         --       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  539         --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.03      $1.00    $0.79    $1.13    $1.02    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.06      $1.03    $1.00    $0.79    $1.13    $1.02       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  383        387      587      665      456    2,466       --       --       --       --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/1/2005)
Accumulation unit
  value at beginning
  of period               $1.36      $1.22    $0.92    $1.56    $1.38    $1.09    $1.00       --       --       --
Accumulation unit
  value at end of
  period                  $1.25      $1.36    $1.22    $0.92    $1.56    $1.38    $1.09       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,233      1,536    7,083    7,389    4,140      267        5       --       --       --
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 109

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.00      $0.83    $0.53    $0.98    $0.92    $0.84    $0.83    $0.80    $0.56    $1.00
Accumulation unit
  value at end of
  period                  $0.94      $1.00    $0.83    $0.53    $0.98    $0.92    $0.84    $0.83    $0.80    $0.56
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,003      1,578    1,450    1,188    1,544    1,896    2,168      923      573      157
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.20      $1.05    $0.83    $1.30    $1.35    $1.18    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.16      $1.20    $1.05    $0.83    $1.30    $1.35    $1.18    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,423      9,203   15,447   21,701   27,381   32,887   26,831    6,418       --       --
------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period               $0.95      $0.84    $0.63    $1.06    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.89      $0.95    $0.84    $0.63    $1.06       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,400      1,827   18,450   16,906   12,686       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period               $1.04      $0.84    $0.59    $1.02    $1.00       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.04      $1.04    $0.84    $0.59    $1.02       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  142        172      204      130       97       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.12      $1.01    $0.74    $1.18    $1.08    $1.02    $0.99    $0.92    $0.76    $1.00
Accumulation unit
  value at end of
  period                  $1.11      $1.12    $1.01    $0.74    $1.18    $1.08    $1.02    $0.99    $0.92    $0.76
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,322      1,440    2,149    2,427    3,135    4,033    4,710    3,047    2,246      712
------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.51      $1.12    $0.70    $1.17    $1.16    $1.04    $1.00    $0.95    $0.72    $1.00
Accumulation unit
  value at end of
  period                  $1.34      $1.51    $1.12    $0.70    $1.17    $1.16    $1.04    $1.00    $0.95    $0.72
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,248      1,318    1,542    1,851    2,675    3,472    4,247    4,567    3,912    1,784
------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit
  value at beginning
  of period               $2.48      $2.21    $1.69    $2.74    $2.18    $1.68    $1.46    $1.14    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $2.61      $2.48    $2.21    $1.69    $2.74    $2.18    $1.68    $1.46    $1.14    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,928      2,748    3,343    4,698    6,370    6,302    5,189    2,575    1,371      431
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.03      $0.85    $0.61    $1.10    $1.22    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.91      $1.03    $0.85    $0.61    $1.10    $1.22       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,854      2,304    4,848    7,113    4,961    4,670       --       --       --       --
------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.28      $0.98    $0.63    $1.19    $0.99    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.17      $1.28    $0.98    $0.63    $1.19    $0.99       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,686      1,284    1,240    1,487    1,490    3,111       --       --       --       --
------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.90      $0.75    $0.56    $1.06    $1.04    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.78      $0.90    $0.75    $0.56    $1.06    $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  287        320    4,088    5,048    4,922    4,471       --       --       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.46      $1.28    $0.93    $1.58    $1.50    $1.30    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.32      $1.46    $1.28    $0.93    $1.58    $1.50    $1.30    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,763      2,966    3,414    4,437    6,986    8,796    5,927    2,391       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.38      $1.22    $1.04    $1.23    $1.14    $1.08    $1.06    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.38      $1.38    $1.22    $1.04    $1.23    $1.14    $1.08    $1.06       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               20,765     25,920   45,739   58,677   62,902   46,387   23,303    4,223       --       --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.38      $1.14    $0.84    $1.37    $1.41    $1.24    $1.15    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.33      $1.38    $1.14    $0.84    $1.37    $1.41    $1.24    $1.15       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,679      2,099    2,510    3,184    4,773    5,725    3,700    1,477       --       --
------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (5/1/2006)
Accumulation unit
  value at beginning
  of period               $1.24      $1.11    $0.92    $1.11    $1.04    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.25      $1.24    $1.11    $0.92    $1.11    $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                8,325      7,492   15,667   18,406   14,755   14,860       --       --       --       --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.15      $1.13    $0.91    $1.11    $1.13    $1.11    $1.00    $0.94    $0.80    $1.00
Accumulation unit
  value at end of
  period                  $1.12      $1.15    $1.13    $0.91    $1.11    $1.13    $1.11    $1.00    $0.94    $0.80
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  508        683      936    1,192    1,630    2,416    2,388    1,649    1,108      583
------------------------------------------------------------------------------------------------------------------



 110 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.39      $1.28    $1.04    $1.87    $1.75    $1.39    $1.25    $1.09    $0.86    $1.00
Accumulation unit
  value at end of
  period                  $1.14      $1.39    $1.28    $1.04    $1.87    $1.75    $1.39    $1.25    $1.09    $0.86
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  703        801    1,046    1,497    2,184    2,660    3,019    2,995    2,797    1,392
------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IB SHARES (9/24/2010)
Accumulation unit
  value at beginning
  of period               $1.13      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.06      $1.13       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  136        189       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.12       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               88,245     18,111       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.12      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.12       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                7,382     11,130       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.04      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.06      $1.04       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              106,320     31,375       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.04      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.06      $1.04       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               19,708     20,762       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (5/1/2006)
Accumulation unit
  value at beginning
  of period               $0.96      $0.87    $0.67    $1.11    $1.08    $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                  $0.92      $0.96    $0.87    $0.67    $1.11    $1.08       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  742      1,020   17,879   12,896    9,646   10,682       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.35      $1.12    $0.83    $1.33    $1.27    $1.11    $1.12    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.25      $1.35    $1.12    $0.83    $1.33    $1.27    $1.11    $1.12       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                  282        347      389      614      980    1,141    1,193      732       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.09      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.09       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              803,653    267,638       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.09      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.09       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               76,905     95,000       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.11       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              380,432     98,233       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.11      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.11       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               28,510     43,525       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.07      $1.07       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)              235,332     82,795       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period               $1.07      $1.00       --       --       --       --       --       --       --       --
Accumulation unit
  value at end of
  period                  $1.08      $1.07       --       --       --       --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)               33,844     38,588       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.86      $1.52    $1.12    $1.66    $1.77    $1.49    $1.42    $1.20    $0.88    $1.00
Accumulation unit
  value at end of
  period                  $1.76      $1.86    $1.52    $1.12    $1.66    $1.77    $1.49    $1.42    $1.20    $0.88
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                2,181      2,661    9,298   11,506   12,216   10,437   11,559    7,783    5,093    2,665
------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 111

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,      2011       2010      2009     2008     2007     2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (2/13/2002)
Accumulation unit
  value at beginning
  of period               $3.02      $2.45    $1.66    $3.08    $2.68    $1.98    $1.65    $1.28    $0.87    $1.00
Accumulation unit
  value at end of
  period                  $2.55      $3.02    $2.45    $1.66    $3.08    $2.68    $1.98    $1.65    $1.28    $0.87
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                3,403      4,188    7,020    8,509   10,565   12,918   11,470    5,817    2,667    1,055
------------------------------------------------------------------------------------------------------------------
WANGER USA (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.75      $1.43    $1.02    $1.71    $1.64    $1.54    $1.40    $1.20    $0.85    $1.00
Accumulation unit
  value at end of
  period                  $1.67      $1.75    $1.43    $1.02    $1.71    $1.64    $1.54    $1.40    $1.20    $0.85
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                5,535      7,116   11,266   14,444   19,504   23,503   23,080   15,408    8,442    3,131
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (2/4/2004)
Accumulation unit
  value at beginning
  of period               $1.36      $1.18    $1.04    $1.80    $1.59    $1.31    $1.14    $1.00       --       --
Accumulation unit
  value at end of
  period                  $1.17      $1.36    $1.18    $1.04    $1.80    $1.59    $1.31    $1.14       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,411      1,780    8,152    2,508    3,470    4,047    3,150      728       --       --
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.55      $1.27    $0.87    $1.47    $1.39    $1.25    $1.18    $1.01    $0.75    $1.00
Accumulation unit
  value at end of
  period                  $1.45      $1.55    $1.27    $0.87    $1.47    $1.39    $1.25    $1.18    $1.01    $0.75
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,577        941    1,067    1,472    2,414    3,081    3,829    3,698    3,344    1,985
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (2/13/2002)
Accumulation unit
  value at beginning
  of period               $1.65      $1.31    $0.87    $1.51    $1.34    $1.10    $1.05    $0.94    $0.67    $1.00
Accumulation unit
  value at end of
  period                  $1.55      $1.65    $1.31    $0.87    $1.51    $1.34    $1.10    $1.05    $0.94    $0.67
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                1,106      1,331    1,388    1,360    1,799    1,527    1,557    1,643    1,441      387
------------------------------------------------------------------------------------------------------------------





 112 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2011...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firms..................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.   6
Financial Statements





    RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY -- PROSPECTUS 113

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-862-7919


RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
RiverSource Life Insurance Company. Both companies are affiliated with
                       Ameriprise Financial Services, Inc.


     (C) 2008-2012 RiverSource Life Insurance Company. All rights reserved.


S-6273 R (4/12)

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE

RETIREMENT ADVISOR 4 ADVANTAGE(R) VARIABLE ANNUITY
RETIREMENT ADVISOR 4 SELECT(R) VARIABLE ANNUITY
RETIREMENT ADVISOR 4 ACCESS(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            70100 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-862-7919


            (Corporate office)

            ameriprise.com/variableannuities
            RIVERSOURCE VARIABLE ACCOUNT 10/RIVERSOURCE ACCOUNT MGA


New contracts are not currently being offered.


This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor 4 Advantage Variable Annuity (RAVA 4 Advantage), the RiverSource Retirement Advisor 4 Select Variable Annuity (RAVA 4 Select), or the RiverSource Retirement Advisor 4 Access Variable Annuity (RAVA 4 Access). The information in this prospectus applies to all contracts unless stated otherwise.

Prospectuses are also available for:

- AllianceBernstein Variable Products Series Fund, Inc.
- American Century Variable Portfolios, Inc

- BlackRock Variable Series Funds, Inc.

- Columbia Funds Variable Insurance Trust

- Columbia Funds Variable Series Trust II

- Credit Suisse Trust

- DWS Variable Series II

- Dreyfus Variable Investment Fund
- Eaton Vance Variable Trust
- Fidelity(R) Variable Insurance Products -- Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust
  (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)
- Invesco Variable Insurance Funds

- Janus Aspen Series: Service Shares

- Legg Mason Variable Portfolios I, Inc.
- MFS(R) Variable Insurance Trust(SM)
- Morgan Stanley Universal Investment Funds (UIF)
- Neuberger Berman Advisers Management Trust
- Oppenheimer Variable Account Funds  Service Shares
- PIMCO Variable Investment Trust (VIT)
- Wanger Advisors Trust
- Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 1

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your financial advisor about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contracts. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contracts other than those contained in this prospectus or the fund prospectuses.

RiverSource Life offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue. You should ask your financial advisor about his or her ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus).

TABLE OF CONTENTS


KEY TERMS................................       3
THE CONTRACT IN BRIEF....................       6
EXPENSE SUMMARY..........................       8
CONDENSED FINANCIAL INFORMATION..........      16
FINANCIAL STATEMENTS.....................      16
THE VARIABLE ACCOUNT AND THE FUNDS.......      16
GUARANTEE PERIOD ACCOUNTS (GPAS).........      18
THE FIXED ACCOUNT........................      19
BUYING YOUR CONTRACT.....................      20
CHARGES..................................      25
VALUING YOUR INVESTMENT..................      32
MAKING THE MOST OF YOUR CONTRACT.........      34
SURRENDERS...............................      42
TSA -- SPECIAL PROVISIONS................      43
CHANGING OWNERSHIP.......................      44
BENEFITS IN CASE OF DEATH -- STANDARD
  DEATH BENEFIT..........................      44
OPTIONAL BENEFITS........................      47
THE ANNUITY PAYOUT PERIOD................      66
TAXES....................................      68
VOTING RIGHTS............................      71
SUBSTITUTION OF INVESTMENTS..............      72
ABOUT THE SERVICE PROVIDERS..............      72
ADDITIONAL INFORMATION...................      74
APPENDIX A: THE FUNDS....................      75
APPENDIX B: EXAMPLE -- MARKET VALUE
  ADJUSTMENT (MVA).......................      82
APPENDIX C: EXAMPLE -- SURRENDER
  CHARGES................................      84
APPENDIX D: EXAMPLE -- OPTIONAL DEATH
  BENEFITS...............................      89
APPENDIX E: EXAMPLE -- OPTIONAL LIVING
  BENEFITS...............................      93
APPENDIX F: ADDITIONAL RMD DISCLOSURE....     100
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT
  FOR LIFE RIDER DISCLOSURE..............     102
APPENDIX H: SECURESOURCE RIDERS
  DISCLOSURE.............................     114
APPENDIX I: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)................     127
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION.................     158





--------------------------------------------------------------------------------
 2 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BAND 3 ANNUITIES: RAVA 4 Advantage and RAVA 4 Select contracts that are available for:

- current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses or domestic partners (employees),

- current or retired Ameriprise financial advisors and their spouses or domestic partners (advisors), or

- individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).

BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT
(EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP, subject to certain restrictions.

FIXED ACCOUNT: Our general account which includes the Regular Fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order", your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 3

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER (ACCUMULATION BENEFIT): This is an optional benefit that you can add to your contract for an additional charge. It is intended to provide you with a guaranteed contract value at the end of a specified waiting period regardless of the volatility inherent in the investments in the subaccounts. This rider requires participation in the Portfolio Navigator Program. This rider is not available for RAVA 4 Access.

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER (GWB FOR LIFE(R)): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide a guaranteed withdrawal up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at a minimum, all of your purchase payments plus any purchase payment credits. Under certain limited circumstances, it gives you the right to take limited withdrawals in each contract year until death. This rider requires participation in the Portfolio Navigator Program. This rider is not available for RAVA 4 Access. This rider is no longer available for sale.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV) AND MAXIMUM FIVE-YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide additional death benefit protection in the event of fluctuating fund values. You can elect to purchase either the MAV or the 5-Year MAV, subject to certain restrictions.

OWNER (YOU, YOUR): A person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. If the contract has a nonnatural person as the owner, "you, your, and owner" means the annuitant where contract provisions are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral.

PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM): This is a program in which you are required to participate through the choice of a PN program investment option if you select the optional Accumulation Benefit rider, the optional GWB for Life rider or the optional SecureSource rider.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments. Purchase payment credits are not available under RAVA 4 Access contracts.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code

- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP): This is an optional benefit that you can add to your contract for an additional charge if you are age 76 or older at contract issue that is intended to provide additional death benefit protection in the event of fluctuating fund values. ROPP is included in the standard death benefit for contract owners age 75 and under on the contract effective date at no additional cost.

RIDER: You receive a rider to your contract when you purchase the EEB, EEP, MAV, 5-Year MAV, ROPP, Accumulation Benefit, GWB for Life and/or SecureSource rider. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

SECURESOURCE(R) RIDERS: This is an optional benefit that you can add to your contract for an additional charge. SecureSource -- Single Life covers one person. SecureSource -- Joint Life covers two spouses jointly. The benefit is intended to provide guaranteed withdrawals up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin until you have recovered, at a minimum, all of your purchase payments plus any

--------------------------------------------------------------------------------
 4 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS purchase payment credits. Under certain limited circumstances, it gives you the right to take limited withdrawals in each contract year until death. These riders require participation in the PN program. When used in this prospectus, "SecureSource riders" include SecureSource Flex riders, except where the SecureSource Flex riders are specifically referenced and distinguished from the other SecureSource riders. These riders are not available for RAVA 4 Access.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) FIXED ACCOUNT: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 5

THE CONTRACT IN BRIEF

This prospectus describes three contracts. Each contract has different expenses. RAVA 4 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 4 Select has a three-year surrender charge schedule and has lower mortality and expense risk fees than RAVA 4 Access. RAVA 4 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule, and has the lowest mortality and expense risk fees of the three contracts. RAVA 4 Advantage and RAVA 4 Select include the option to purchase living benefit riders; living benefit riders are not currently available under RAVA 4 Access. Your financial advisor can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.


PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, regular fixed account, subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).



BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See "Buying Your Contract")



It may not have been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges.")



TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.




FREE LOOK PERIOD: You may return your contract to your financial advisor or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value less the amounts of any purchase payment credits, subject to market value adjustment. The valuation date will be the date your request is received at our corporate office. (For California residents, the valuation date will be the earlier of the date your contract is returned to your financial advisor or to our corporate office). We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among the:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")

- the GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "Guarantee Period Accounts
  (GPAs)")


--------------------------------------------------------------------------------
 6 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- the regular fixed account, which earns interest at rates that we adjust periodically. Purchase payment allocations to the regular fixed account may be subject to special restrictions. Effective May 10, 2010, for RAVA 4 Access contracts you cannot select the regular fixed account. (Exception: RAVA 4 Access contract holders who remained invested in the static PN program model portfolio and have the regular fixed account included in the model portfolio selected.) (see "The Fixed Account")

- the Special DCA fixed account, when available. (see "The Fixed Account -- The Special DCA Fixed Account")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts until annuity payouts begin, and once per contract year after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA fixed account. GPAs and regular fixed account transfers are subject to special restrictions. (see "Making the Most of Your Contract -- Transferring Among Accounts")

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource Flex rider, please consider carefully when you take withdrawals. If you take withdrawals during the 3-year waiting period,your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. Certain other restrictions may apply. (see "Surrenders")

BENEFITS IN CASE OF DEATH: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (see "Benefits in Case of Death -- Standard Death Benefit")

OPTIONAL BENEFITS: These contracts offer optional living and death benefits that are available for additional charges if you meet certain criteria. Optional living benefits require your participation in the PN program which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (see "Optional Benefits")

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the regular fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (see "The Annuity Payout Period")


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 7

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE FOR RAVA 4 ADVANTAGE:

(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.*


            SEVEN-YEAR SCHEDULE                             TEN-YEAR SCHEDULE*
  NUMBER OF COMPLETED                            NUMBER OF COMPLETED
YEARS FROM DATE OF EACH    SURRENDER CHARGE    YEARS FROM DATE OF EACH    SURRENDER CHARGE
    PURCHASE PAYMENT          PERCENTAGE           PURCHASE PAYMENT          PERCENTAGE
           0                       7%                     0                       8%

           1                       7                      1                       8

           2                       7                      2                       8

           3                       6                      3                       7

           4                       5                      4                       7

           5                       4                      5                       6

           6                       2                      6                       5

           7+                      0                      7                       4

                                                          8                       3

                                                          9                       2

                                                         10+                      0


* In Alaska, Arizona, Colorado, Connecticut, Georgia, Hawaii, Illinois, Iowa, Michigan, Minnesota, Mississippi, Montana, New Jersey, North Carolina, Oregon, Texas, Utah and Washington the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made. Please see your contract for the surrender charge schedule applicable to you.

SURRENDER CHARGE FOR RAVA 4 SELECT (EXCEPT TEXAS):

(Contingent deferred sales load as a percentage of purchase payment surrendered)


     YEARS FROM        SURRENDER CHARGE
   CONTRACT DATE          PERCENTAGE
         1                     7%

         2                     7

         3                     7

         Thereafter            0


SURRENDER CHARGE FOR RAVA 4 SELECT IN TEXAS:

(Contingent deferred sales load as a percentage of purchase payment surrendered)


  NUMBER OF COMPLETED
YEARS FROM DATE OF EACH    SURRENDER CHARGE
    PURCHASE PAYMENT          PERCENTAGE
           0                       8%

           1                       7

           2                       6

           Thereafter              0


There are no surrender charges after the third contract anniversary.

SURRENDER CHARGE FOR RAVA 4 ACCESS:

0%


--------------------------------------------------------------------------------
 8 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% for the assumed investment return of 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See
"Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                      MAXIMUM: $50*     CURRENT: $30


(We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value)



MORTALITY AND EXPENSE RISK FEE:                   RAVA 4 ADVANTAGE           RAVA 4 SELECT           RAVA 4 ACCESS

For nonqualified annuities                              1.05%                     1.30%                   1.45%

For qualified annuities                                  .85%                     1.10%                   1.25%


OPTIONAL RIDER FEES
OPTIONAL DEATH BENEFITS

(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)



ROPP RIDER FEE                                                      MAXIMUM: 0.30%     CURRENT: 0.20%

MAV RIDER FEE                                                       MAXIMUM: 0.35%     CURRENT: 0.25%

5-YEAR MAV RIDER FEE                                                MAXIMUM: 0.20%     CURRENT: 0.10%

EEB RIDER FEE                                                       MAXIMUM: 0.40%     CURRENT: 0.30%

EEP RIDER FEE                                                       MAXIMUM: 0.50%     CURRENT: 0.40%



OPTIONAL LIVING BENEFITS




ACCUMULATION BENEFIT RIDER FEE                                     MAXIMUM: 2.50%     CURRENT: 1.50%(1)


(Charged annually as a percentage of contract value or the minimum contract accumulation value, whichever is greater. The fee applies only if you elect the optional rider.)

(1) For contracts purchased prior to Oct. 4, 2010, the following charges apply:



CONTRACT PURCHASE DATE                                                  CURRENT CHARGE

Before Jan. 26, 2009                                                         0.60%

Jan. 26, 2009 -- May 30, 2009                                                0.80%

Nov. 30, 2009 -- Oct 3, 2010                                                 1.25%





SECURESOURCE FLEX - SINGLE LIFE RIDER FEE                           MAXIMUM: 2.00%     CURRENT: 0.95%

SECURESOURCE FLEX - JOINT LIFE RIDER FEE                            MAXIMUM: 2.50%     CURRENT: 1.10%


(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. The fee applies only if you elect the optional rider.)


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 9

GWB FOR LIFE RIDER FEE                                              MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. The fee applies only if you elect the optional rider.)


SECURESOURCE - SINGLE LIFE RIDER FEE(2)                             MAXIMUM: 2.00%     CURRENT: 0.90%

SECURESOURCE - JOINT LIFE RIDER FEE(2)                              MAXIMUM: 2.50%     CURRENT: 1.15%


(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. The fee applies only if you elect the optional rider.)

(2) For contracts purchased prior to Jan. 26, 2009, the following charges apply:
    -- the current charge for Single Life rider is 0.65% and for Joint Life rider is 0.85%, and
    -- the maximum charge for Single Life rider is 1.50% and for Joint Life rider is 1.75%.

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN EACH FUND'S PROSPECTUS.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                2.90%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 4 ADVANTAGE, RAVA 4 SELECT AND RAVA 4 ACCESS*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                              FEES       FEES   EXPENSES    EXPENSES***      EXPENSES
AllianceBernstein VPS Global Thematic Growth Portfolio            0.75%      0.25%    0.19%           --%          1.19%
(Class B)


AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.55       0.25     0.05            --           0.85


AllianceBernstein VPS International Value Portfolio (Class        0.75       0.25     0.07            --           1.07
B)


AllianceBernstein VPS Large Cap Growth Portfolio (Class B)        0.75       0.25     0.09            --           1.09


American Century VP Mid Cap Value, Class II                       0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                            0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                               0.88       0.25       --            --           1.13


BlackRock Global Allocation V.I. Fund (Class III)                 0.64       0.25     0.26          0.02           1.17(1)


Columbia Variable Portfolio - Balanced Fund (Class 3)             0.64       0.13     0.16            --           0.93(2)


Columbia Variable Portfolio - Cash Management Fund (Class         0.33       0.13     0.14            --           0.60(2)
3)


Columbia Variable Portfolio - Diversified Bond Fund (Class        0.41       0.13     0.13            --           0.67
3)


Columbia Variable Portfolio - Diversified Equity Income           0.57       0.13     0.13            --           0.83
Fund (Class 3)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)       0.66       0.13     0.16          0.01           0.96


Columbia Variable Portfolio - Emerging Markets Opportunity        1.07       0.13     0.25            --           1.45(2)
Fund (Class 3)


Columbia Variable Portfolio - Global Bond Fund (Class 3)          0.55       0.13     0.16            --           0.84


Columbia Variable Portfolio - Global Inflation Protected          0.42       0.13     0.14            --           0.69
Securities Fund (Class 3)


Columbia Variable Portfolio - High Income Fund (Class 2)          0.63       0.25     0.15            --           1.03(2),(3)


Columbia Variable Portfolio - High Yield Bond Fund (Class         0.58       0.13     0.17            --           0.88(2)
3)




--------------------------------------------------------------------------------
 10 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 4 ADVANTAGE, RAVA 4 SELECT AND RAVA 4 ACCESS* (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                              FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

Columbia Variable Portfolio - Income Opportunities Fund           0.57%      0.13%    0.14%           --%          0.84%
(Class 3)


Columbia Variable Portfolio - International Opportunity           0.79       0.13     0.21            --           1.13
Fund (Class 3)


Columbia Variable Portfolio - Large Cap Growth Fund (Class        0.71       0.13     0.17            --           1.01(2)
3)


Columbia Variable Portfolio - Marsico Growth Fund (Class 1)       0.97         --     0.13            --           1.10(2),(3)


Columbia Variable Portfolio - Marsico International               1.02       0.25     0.20            --           1.47(2),(3)
Opportunities Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Growth Opportunity          0.76       0.13     0.17            --           1.06(2)
Fund (Class 3)


Columbia Variable Portfolio - Mid Cap Value Opportunity           0.74       0.13     0.14            --           1.01
Fund (Class 3)


Columbia Variable Portfolio - S&P 500 Index Fund (Class 3)        0.10       0.13     0.27            --           0.50


Columbia Variable Portfolio - Select Large-Cap Value Fund         0.71       0.13     0.26            --           1.10(2)
(Class 3)


Columbia Variable Portfolio - Select Smaller-Cap Value Fund       0.79       0.13     0.19            --           1.11(2)
(Class 3)


Columbia Variable Portfolio - Short Duration U.S.                 0.36       0.13     0.15            --           0.64
Government Fund (Class 3)


Credit Suisse Trust - Commodity Return Strategy Portfolio         0.50       0.25     0.31            --           1.06(4)


Dreyfus Variable Investment Fund International Equity             0.75       0.25     0.35            --           1.35
Portfolio, Service Shares


DWS Alternative Asset Allocation VIP, Class B                     0.27       0.25     0.34          1.30           2.16(5)


Eaton Vance VT Floating-Rate Income Fund                          0.57       0.50     0.08            --           1.15


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2           0.56       0.25     0.09            --           0.90


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                 0.56       0.25     0.10            --           0.91


Fidelity(R) VIP Overseas Portfolio Service Class 2                0.71       0.25     0.14            --           1.10


FTVIPT Franklin Global Real Estate Securities Fund - Class        0.80       0.25     0.32            --           1.37
2


FTVIPT Franklin Small Cap Value Securities Fund - Class 2         0.50       0.25     0.16          0.01           0.92


FTVIPT Mutual Shares Securities Fund - Class 2                    0.60       0.25     0.13            --           0.98


Goldman Sachs VIT Structured U.S. Equity                          0.62         --     0.08            --           0.70(6)
Fund - Institutional Shares


Invesco V.I. Diversified Dividend Fund, Series II Shares          0.52       0.25     0.15            --           0.92


Invesco V.I. Global Health Care Fund, Series II Shares            0.75       0.25     0.37            --           1.37


Invesco V.I. International Growth Fund, Series II Shares          0.71       0.25     0.32            --           1.28


Invesco Van Kampen V.I. American Franchise Fund, Series II        0.67       0.25     0.28            --           1.20(7)
Shares


Invesco Van Kampen V.I. Comstock Fund, Series II Shares           0.56       0.25     0.24            --           1.05(8)


Invesco Van Kampen V.I. Mid Cap Growth Fund, Series II            0.75       0.25     0.33            --           1.33(9)
Shares


Janus Aspen Series Janus Portfolio: Service Shares                0.56       0.25     0.07            --           0.88


Janus Aspen Series Moderate Allocation Portfolio: Service         0.05       0.25     0.47          0.73           1.50(10)
Shares


Legg Mason ClearBridge Variable Small Cap Growth                  0.75         --     0.14            --           0.89
Portfolio - Class I


MFS(R) Investors Growth Stock Series - Service Class              0.75       0.25     0.07            --           1.07


MFS(R) Utilities Series - Service Class                           0.73       0.25     0.08            --           1.06


Morgan Stanley UIF Global Real Estate Portfolio, Class II         0.85       0.35     0.47            --           1.67(11)
Shares


Morgan Stanley UIF Mid Cap Growth Portfolio, Class II             0.75       0.35     0.30            --           1.40(11)
Shares


Neuberger Berman Advisers Management Trust International          1.15       0.25     1.50            --           2.90(12)
Portfolio (Class S)


Neuberger Berman Advisers Management Trust Socially               0.85       0.25     0.21            --           1.31(12)
Responsive Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares             0.63       0.25     0.13            --           1.01


Oppenheimer Global Strategic Income Fund/VA, Service Shares       0.58       0.25     0.13          0.07           1.03(13)


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA,              0.69       0.25     0.14            --           1.08(14)
Service Shares


Oppenheimer Value Fund/VA, Service Shares                         0.75       0.25     0.90            --           1.90(14)


PIMCO VIT All Asset Portfolio, Advisor Share Class                0.43       0.25       --          0.74           1.42(15)


PIMCO VIT Global Multi-Asset Portfolio, Advisor Class             0.95       0.25       --          0.51           1.71(16)


Variable Portfolio - Aggressive Portfolio (Class 2)                 --       0.25     0.02          0.79           1.06




--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 4 ADVANTAGE, RAVA 4 SELECT AND RAVA 4 ACCESS* (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                              FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

Variable Portfolio - Aggressive Portfolio (Class 4)                 --%      0.25%    0.02%         0.79%          1.06%


Variable Portfolio - Conservative Portfolio (Class 2)               --       0.25     0.02          0.61           0.88


Variable Portfolio - Conservative Portfolio (Class 4)               --       0.25     0.02          0.61           0.88


Variable Portfolio - Davis New York Venture Fund (Class 3)        0.71       0.13     0.13            --           0.97(17)


Variable Portfolio - Goldman Sachs Mid Cap Value Fund             0.77       0.13     0.13            --           1.03(17)
(Class 3)


Variable Portfolio - Moderate Portfolio (Class 2)                   --       0.25     0.02          0.71           0.98


Variable Portfolio - Moderate Portfolio (Class 4)                   --       0.25     0.02          0.71           0.98


Variable Portfolio - Moderately Aggressive Portfolio (Class         --       0.25     0.02          0.75           1.02
2)


Variable Portfolio - Moderately Aggressive Portfolio (Class         --       0.25     0.02          0.75           1.02
4)


Variable Portfolio - Moderately Conservative Portfolio              --       0.25     0.02          0.66           0.93
(Class 2)


Variable Portfolio - Moderately Conservative Portfolio              --       0.25     0.02          0.66           0.93
(Class 4)


Variable Portfolio - Partners Small Cap Value Fund (Class         0.91       0.13     0.15          0.02           1.21(17)
3)


Wanger International                                              0.89         --     0.13            --           1.02(3)


Wanger USA                                                        0.86         --     0.08            --           0.94(3)


Wells Fargo Advantage VT International Equity Fund - Class        0.75       0.25     0.22          0.01           1.23(18)
2


Wells Fargo Advantage VT Opportunity Fund - Class 2               0.65       0.25     0.17            --           1.07(19)


Wells Fargo Advantage VT Small Cap Growth Fund - Class 2          0.75       0.25     0.20          0.01           1.21







    *The Funds provided the information on their expenses and we have not independently verified the information.


   **The previous fund names can be found in the Appendix under "The Funds".


  ***Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Other expenses have been restated to reflect current fees. The sub-adviser has voluntarily agreed to waive 0.14% of the sub-advisory fee and such voluntary waiver can be reduced or discontinued at any time at the sole and exclusive discretion of the sub-adviser. After fee waivers, net expenses would be 1.03%.


 (2) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.585% for Columbia Variable
     Portfolio - Cash Management Fund (Class 3), 1.385% for Columbia Variable Portfolio - Emerging Markets Opportunity Fund (Class 3), 0.97% for Columbia Variable Portfolio - High Income Fund (Class 2), 0.845% for Columbia Variable Portfolio - High Yield Bond Fund (Class 3), 0.915% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 3), 0.79% for Columbia Variable Portfolio - Marsico Growth Fund (Class 1), 1.44% for Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2), 1.005% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3), 0.925% for Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3) and 1.055% for Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3).


 (3) Other expenses have been restated to reflect contractual changes to certain other fees.


 (4) Credit Suisse will waive fees and reimburse expenses so that the Portfolio's annual operating expenses will not exceed 1.05% of the Portfolio's average daily net assets. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.


 (5) Through September 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). Effective October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.62%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). These agreements may only be terminated with the consent of the fund's Board.


 (6) Other expenses include transfer agency fees equal on an annualized basis to 0.02% of the average daily net assets of the Fund's Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit other expenses (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. These arrangements will remain in effect through at least April 27, 2013 and prior to such date the Investment Advisor may not terminate the arrangement without the approval of the trustees. After fee waivers and reimbursements, net expenses would be 0.64%.


 (7) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund. In addition, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 1.15% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.



--------------------------------------------------------------------------------
 12 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

 (8) The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 0.97% of average daily net assets. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.


 (9) Total annual fund operating expenses have been restated and reflect the reorganization of one or more affiliated investment companies into the Fund.


(10) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees. After fee waivers, net expenses would be 1.37%.


(11) The Portfolios' Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee paid to each Portfolios Distributor, Morgan Stanley Distribution, Inc.), will not exceed 1.40% for Morgan Stanley UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Morgan Stanley UIF Mid Cap Growth Portfolio, Class II Shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.


(12) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of the average daily net asset value of the Neuberger Berman Advisors Management Trust International Portfolio (Class S) and 1.17% of the average daily net asset value of the Neuberger Berman Advisors Management Trust Socially Responsive Portfolio (Class S). The expense limitation arrangement for the Portfolio's are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation.


(13) The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless termination is approved by the Fund's Board of Trustees. After fee waivers, net expenses would be 0.97%.


(14) The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05% for Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA, Service Shares and 1.05% for Oppenheimer Value Fund/VA, Service Shares.


(15) PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.345%.


(16) PIMCO has contractually agreed, through May 1, 2013, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio II Ltd. (the "GMA Subsidiary") to PIMCO. The GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the GMA Subsidiary is in place. After fee waivers, net expenses would be 1.25%.


(17) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.905% for Variable Portfolio - Davis New York Venture Fund (Class 3), 0.985% for Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3) and 1.035% for Variable Portfolio - Partners Small Cap Value Fund (Class 3).


(18) The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 0.94%.


(19) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 13

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV, EEP (if available), Accumulation Benefit or SecureSource Flex - Joint Life, if available(1),(2). Although your actual costs may be lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE

With a ten-year
surrender charge
schedule(4)          $1,503      $3,033      $4,426      $7,463           $783       $2,308      $3,788      $7,278

RAVA 4 ADVANTAGE

With a seven-year
surrender charge
schedule              1,413       2,942       4,243       7,278            783        2,308       3,788       7,278

RAVA 4 SELECT         1,438       3,013       3,897       7,453            808        2,379       3,897       7,453

RAVA 4
SELECT - TEXAS        1,528       2,923       3,897       7,453            808        2,379       3,897       7,453

RAVA 4 ACCESS           571       1,703       2,823       5,565            571        1,703       2,823       5,565





                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE

With a ten-year
surrender charge
schedule(4)          $1,483      $2,976      $4,337      $7,318           $763       $2,252      $3,699      $7,133

RAVA 4 ADVANTAGE

With a seven-year
surrender charge
schedule              1,393       2,885       4,154       7,133            763        2,252       3,699       7,133

RAVA 4 SELECT         1,418       2,957       3,810       7,313            788        2,323       3,810       7,313

RAVA 4
SELECT - TEXAS        1,508       2,866       3,810       7,313            788        2,323       3,810       7,313

RAVA 4 ACCESS           551       1,645       2,731       5,406            551        1,645       2,731       5,406



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds(3). They assume that you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:


                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE

With a ten-year
surrender charge
schedule(4)           $934       $1,374      $1,696      $2,333           $189        $582       $  996      $2,133

RAVA 4 ADVANTAGE

With a seven-year
surrender charge
schedule               841        1,275       1,496       2,133            189         582          996       2,133

RAVA 4 SELECT          864        1,347       1,127       2,403            215         659        1,127       2,403

RAVA 4
SELECT - TEXAS         957        1,249       1,127       2,403            215         659        1,127       2,403

RAVA 4 ACCESS          230          706       1,205       2,562            230         706        1,205       2,562





--------------------------------------------------------------------------------
 14 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE

With a ten-year
surrender charge
schedule(4)           $915       $1,316      $1,589      $2,111           $168        $519       $  889      $1,911

RAVA 4 ADVANTAGE

With a seven-year
surrender charge
schedule               822        1,217       1,389       1,911            168         519          889       1,911

RAVA 4 SELECT          845        1,289       1,022       2,187            194         597        1,022       2,187

RAVA 4
SELECT - TEXAS         938        1,190       1,022       2,187            194         597        1,022       2,187

RAVA 4 ACCESS          209          644       1,101       2,350            209         644        1,101       2,350



(1) In these examples, the contract administrative charge is $50.
(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.
(3) In these examples, the contract administrative charge is $30.
(4) In Alaska, Arizona, Colorado, Connecticut, Georgia, Hawaii, Illinois, Iowa, Michigan, Minnesota, Mississippi, Montana, New Jersey, North Carolina, Oregon, Texas, Utah and Washington, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 15

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix I.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

--------------------------------------------------------------------------------
 16 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS
  program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds).

  Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 17

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts in some states. GPAs are not available if the GWB for Life, SecureSource, or Accumulation Benefit is selected.

Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;


--------------------------------------------------------------------------------
 18 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;

- Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the regular fixed account, or surrender the contract value (subject to applicable surrender provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value to the one year GPA. Any new GPA, whether it is one you choose or an automatic transfer to a one year GPA, will be subject to an MVA as described below.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including withdrawals under the GWB for Life rider, SecureSource rider or if you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;

- amounts surrendered from the GPA within 30 days prior to the end of the Guarantee Period;

- amounts surrendered for fees and charges; and

- amounts we pay as death claims.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For an example, see Appendix B.

THE FIXED ACCOUNT

Amounts allocated to the fixed account become part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed

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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  19
minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE REGULAR FIXED ACCOUNT
For RAVA 4 Advantage and RAVA 4 Select, unless the PN program is in effect, you also may allocate purchase payments and purchase payment credits or transfer contract value to the regular fixed account. Effective May 10, 2010, for RAVA 4 Access contracts you cannot allocate purchase payments to the regular fixed account. (Exception: RAVA 4 Access contract holders who remained invested in the static PN program model portfolio and have the regular fixed account included in the model portfolio selected.) The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. Subject to state limitations, we reserve the right to limit purchase payment allocations to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the regular fixed account.)

THE SPECIAL DCA FIXED ACCOUNT
You also may allocate purchase payments and purchase payment credits to the Special DCA fixed account, when available. The Special DCA fixed account is available for new purchase payments. The value of the Special DCA fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA fixed account. (See "Making the Most of Your Contract -- Special Dollar Cost Averaging Program" for more information on the Special DCA fixed account.)

BUYING YOUR CONTRACT


New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you and the annuitant are 90 or younger. If you are a Florida resident, you can not buy a contract if you and the annuitant are age 65 or older.



When you applied, you could have selected among the following (if available in your state):


- GPAs, the regular fixed account(1), subaccounts, or the Special DCA fixed account in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- under RAVA 4 Advantage, the length of the surrender charge period (seven or ten years)(2);

- one of the following optional death benefits:

  - ROPP Death Benefit(3);

  - MAV Death Benefit(3);

  - 5-Year MAV Death Benefit(3);

  - EEB Death Benefit(3);

  - EEP Death Benefit(3); and


--------------------------------------------------------------------------------
 20 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- under RAVA 4 Advantage and RAVA 4 Select, one of the following optional living benefits that require the use of the PN program:

  - Accumulation Benefit rider(4); or

  - SecureSource Flex rider(4).


(1) For RAVA 4 Access contracts you could not have selected the regular fixed account.

(2) In Alaska, Arizona, Colorado, Connecticut, Georgia, Hawaii, Illinois, Iowa, Michigan, Minnesota, Mississippi, Montana, New Jersey, North Carolina, Oregon, Texas, Utah and Washington, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, we waive surrender charges after the tenth contract anniversary for all payments regardless of when payments are made.

(3) You may have selected any one of the ROPP, MAV, 5-Year MAV, EEB or EEP riders or certain combinations thereof. You may select the MAV and either the EEB or the EEP. You may select the 5-Year MAV and either the EEB or the EEP. You cannot select both the EEB and EEP. You cannot select both the MAV and 5-Year MAV. The MAV, EEB, EEP and 5-Year MAV are only available if you are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange. ROPP is only available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are 75 or younger.


(4) You may have selected either the Accumulation Benefit or SecureSource Flex rider. The Accumulation Benefit and SecureSource Flex - Single Life riders are only available if you are 80 or younger at the rider effective date. SecureSource Flex - Joint Life rider is available if both covered spouses are 80 or younger.


The contracts provide for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the GPAs, to the regular fixed account and/or to the Special DCA fixed account (when available) in even 1% increments subject to the $1,000 required minimum investment for the GPAs. There may be certain restrictions on the amount you may allocate to the regular fixed account. For RAVA 4 Access contracts purchase payment credits are not available and you cannot allocate purchase payments to the regular fixed account. (Exception: RAVA 4 Access contract holders who remained invested in the static PN program model portfolio and have the regular fixed account included in the model portfolio selected.) (See "Purchase Payments.")



We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE
Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end. When we processed your application, we established the settlement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

Generally, the settlement date must be no later than the annuitant's 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new settlement date was set to a birthday later than age 95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

Six months prior to your settlement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract's default option of Annuity Payout Plan B - Life annuity with 10 years certain, will begin on the settlement date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new settlement date, your contract will not be automatically annuitized. If you satisfy your RMDs for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuity payouts for these contracts.

BENEFICIARY
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account

--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 21
until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS(*)
MINIMUM ALLOWABLE PURCHASE PAYMENTS(**)

If paying by installments under a scheduled payment plan:

     $50 per month

                                                                     RAVA 4      RAVA 4     RAVA 4
                                                                   ADVANTAGE     SELECT     ACCESS
                                                                   ---------    -------    -------
If paying by any other method:
  initial payment for qualified annuities.......................     $1,000     $ 2,000    $ 2,000
  initial payment for nonqualified annuities....................      2,000      10,000     10,000
  for any additional payments...................................         50          50         50


   * RAVA 4 ADVANTAGE AND RAVA 4 SELECT BAND 3 ANNUITIES SOLD TO INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and corporate office approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.
  ** Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in Illinois, Massachusetts and New Jersey.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS*** (without corporate office approval) based on your age on the effective date of the contract:

                                                                    RAVA 4      RAVA 4      RAVA 4
                                                                  ADVANTAGE     SELECT      ACCESS
                                                                  ---------    --------    --------
For the first year:
  through age 85...............................................    $999,999    $999,999    $999,999
  for ages 86 to 90............................................     100,000     100,000     100,000
For each subsequent year:
  through age 85...............................................     100,000     100,000     100,000
  for ages 86 to 90............................................      50,000      50,000      50,000


  ***These limits apply in total to all RiverSource Life annuities you own.
     These limits do not apply to contracts in New Jersey. We reserve the right to increase maximum limits. For qualified annuities, the Code's limits on annual contributions also apply.


We will consider your contract void from the start if we do not receive your initial purchase payment within 180 days from the application signed date. For contract applications signed on or after Feb. 3, 2012 with SecureSource and SecureSource Flex riders, we will consider your contract void from the start if we do not receive purchase payment within 90 days from the application signed date.


Additional purchase payment restrictions for contracts with the Accumulation Benefit rider

Additional purchase payments for contracts with the Accumulation Benefit rider are restricted during the waiting period after the first 180 days (1) immediately following the effective date and (2) following the last contract anniversary for each elective step up.

Additional purchase payment restrictions for contracts with the GWB for Life rider

EFFECTIVE JAN. 26, 2009, AFTER INITIAL PURCHASE PAYMENTS ARE RECEIVED, LIMITED ADDITIONAL PURCHASE PAYMENTS ARE ALLOWED FOR ALL CONTRACTS WITH THE GWB FOR LIFE, SUBJECT TO STATE RESTRICTIONS. Initial purchase payments are: 1) payments received with the application; and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from contract issue date and received within 180 days from the contract issue date.

For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum permissible annual contribution described by the Code for qualified annuities.


--------------------------------------------------------------------------------
 22 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

For Contracts Issued in Florida, New Jersey, and Oregon:

For contracts with GWB for Life rider issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments.


Additional purchase payment restrictions for contracts with the SecureSource and SecureSource Flex riders



Effective Feb. 27, 2012, no additional purchase payments are allowed for contract applications signed prior to Feb. 27, 2012 with SecureSource and SecureSource Flex riders subject to certain exceptions listed below.



Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:



a. FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR TO FEB. 3, 2012, (1) purchase payments received within 90 calendar days from the contract application signed date and (2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract application signed date.



b. FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR AFTER FEB. 3, 2012, purchase payments received within 90 calendar days from the contract application signed date.



c. Current tax year contributions for TSAs and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the IRS.



d. Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs, SIMPLE IRAs and SEP plans.



We reserve the right to change these current rules any time, subject to state restrictions.



The SecureSource and SecureSource Flex riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using 5%, as described under "Optional Living Benefits -- Currently Offered -- SecureSource Flex Riders.")



If you take a withdrawal and then make additional purchase payments during the waiting period, these purchase payments are not guaranteed until the end of the waiting period.




Subject to state restrictions, we reserve the right to change the purchase payment limitations for all optional riders, including making further restrictions, upon written notice.

Subject to state regulatory requirements, we reserve the right to not accept purchase payments allocated to the regular fixed account for twelve months following either:

1. a partial surrender from the regular fixed account; or

2. a lump sum transfer from the regular fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

- a bank authorization.

PURCHASE PAYMENT CREDITS
PURCHASE PAYMENT CREDITS ARE NOT AVAILABLE FOR RAVA 4 ACCESS.

FOR RAVA 4 ADVANTAGE: we add a credit to your contract in the amount of:

- 1% of each purchase payment received:

  - if you elect the ten-year surrender charge schedule for your contract and the initial purchase payment is under $100,000; or


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

  - if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

- 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

FOR RAVA 4 ADVANTAGE - BAND 3: we add a credit to your contract in the amount of:

- 2% of each purchase payment received:

  - if you elect the seven-year surrender charge schedule for your contract.

- 3% of each purchase payment received

  - if you elect the ten-year surrender charge schedule for your contract.

Surrender charges under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender before year ten. We pay for the credits under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

FOR RAVA 4 SELECT: we add a credit to your contract in the amount of:

- 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000; or

- 2% of each purchase payment received in the first contract year if your initial purchase payment to the contract is $1,000,000 or more. Please note that purchase payments of $1,000,000 or more require home office approval.

FOR RAVA 4 SELECT - BAND 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.

Expenses under RAVA 4 Select and RAVA 4 Select - Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA 4 Select and RAVA 4 Select - Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief - Free look period.")

We will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or your settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit payment under this contract; (2) a request for surrender charge waiver due to Hospital or Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) your settlement of the contract under an annuity payout plan.*

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

* For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, includes purchase payment credits applied within twelve months preceding the date of death.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.


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 24  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. Subject to state regulatory requirements, we prorate this charge among the subaccounts and the regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. The contract administrative charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.*

We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:


                                  RAVA 4 ADVANTAGE              RAVA 4 SELECT              RAVA 4 ACCESS

For nonqualified annuities              1.05%                        1.30%                      1.45%

For qualified annuities                  .85%                        1.10%                      1.25%


This fee covers the mortality and expense risk that we assume. This fee does not apply to the GPAs, the regular fixed account or the Special DCA fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge for RAVA 4 Advantage or RAVA 4 Select, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA 4 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 4 Select, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. There is no surrender charge for RAVA 4 Access. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the GWB for Life rider or SecureSource rider:

CONTRACTS WITHOUT GWB FOR LIFE RIDER OR SECURESOURCE RIDER

The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary*; or

- current contract earnings.


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  25

CONTRACTS WITH GWB FOR LIFE RIDER OR SECURESOURCE RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary*;

- current contract earnings;

- the Remaining Benefit Payment; or

- the Remaining Annual Lifetime Payment.

* We consider all purchase payments received and any purchase payment credit applied prior to your surrender request to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account or the Special DCA fixed account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA 4 ADVANTAGE:
For purposes of calculating any surrender charge under RAVA 4 Advantage, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.


2. Next, we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.


3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

           SEVEN-YEAR SCHEDULE                            TEN-YEAR SCHEDULE*
 NUMBER OF COMPLETED                           NUMBER OF COMPLETED
  YEARS FROM DATE OF     SURRENDER CHARGE    YEARS FROM DATE OF EACH    SURRENDER CHARGE
EACH PURCHASE PAYMENT       PERCENTAGE           PURCHASE PAYMENT          PERCENTAGE
          0                      7%                     0                       8%

          1                      7                      1                       8

          2                      7                      2                       8

          3                      6                      3                       7

          4                      5                      4                       7

          5                      4                      5                       6

          6                      2                      6                       5

          7+                     0                      7                       4

                                                        8                       3

                                                        9                       2

                                                       10+                      0



* In Alaska, Arizona, Colorado, Connecticut, Georgia, Hawaii, Illinois, Iowa, Michigan, Minnesota, Mississippi, Montana, New Jersey, North Carolina, Oregon, Texas, Utah and Washington the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, we waive surrender charges after the tenth contract anniversary for all payments regardless of when payments are made. Surrender charges may vary by state based on your age at contract issue.

SURRENDER CHARGE UNDER RAVA 4 SELECT (EXCEPT TEXAS):
For purposes of calculating any surrender charge under RAVA 4 Select, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.


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 26  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:


   CONTRACT YEAR       SURRENDER CHARGE PERCENTAGE
         1                          7%

         2                          7

         3                          7

         Thereafter                 0


SURRENDER CHARGE UNDER RAVA 4 SELECT IN TEXAS:
For purposes of calculating any surrender charge under RAVA 4 Select in Texas, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:


     NUMBER OF COMPLETED YEARS
FROM DATE OF EACH PURCHASE PAYMENT    SURRENDER CHARGE PERCENTAGE
                 0                                 8%

                 1                                 7

                 2                                 6

                 Thereafter                        0


3. There are no surrender charges after the third contract anniversary.

SURRENDER CHARGE UNDER RAVA 4 ACCESS:
There is no surrender charge if you surrender all or part of your contract.

PARTIAL SURRENDERS:
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge, plus or minus any applicable MVA.

For an example, see Appendix C.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E - PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

- surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- if you elected the GWB for Life or SecureSource rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

- amounts surrendered after the tenth contract anniversary in Alabama and Massachusetts;

- to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan*, unless an Annuity Payout Plan E is later surrendered;

- amounts we refund to you during the free look period*;

- death benefits*;


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  27

- surrenders you make under your contract's "Waiver of Surrender Charges for Hospital or Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for 60 straight days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and

- surrenders you make under your contract's "Waiver of Surrender Charges for Terminal Illness Disability Diagnosis" provision.* To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you make if you are diagnosed after the contract issue date as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Buying your contract - Purchase payment credits.")

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.


OPTIONAL LIVING BENEFIT CHARGES


SECURESOURCE FLEX RIDER FEE
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:

- SecureSource Flex - Single Life rider, 0.95%;

- SecureSource Flex - Joint Life rider, 1.10%.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the regular fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value, less any amounts invested in GPAs or any Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available from the regular fixed account and variable subaccounts.

We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource Flex rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource Flex rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Flex - Single Life rider fee will not exceed a maximum fee of 2.00%. The SecureSource Flex - Joint Life rider fee will not exceed a maximum fee of 2.50 %.

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

      (ii)  any ability to make additional purchase payments,


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 28  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS

      (iii) the ability to change your PN program investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.

  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2. Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program investment options may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive investment option. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.

The charge does not apply after you annuitize your contract and annuity payouts begin.

ACCUMULATION BENEFIT RIDER FEE
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 1.50%(2) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary. We prorate this charge among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the Special DCA fixed account. Such charge is only deducted from any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The charge will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently, the Accumulation Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The Accumulation Benefit rider fee will not exceed a maximum fee of 2.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis, independent of the fee in effect for new sales.

We will not change the Accumulation Benefit rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you change your PN program investment option after we have exercised our rights to increase and/or vary the rider fee for each investment option.

If you elect to change your PN program investment option after we have exercised our right to increase the fee for this rider, or after we have exercised our right to establish fees for this rider which vary by investment option, the increase in fees we charge for this rider will become effective on the contract anniversary following your change of investment option. Any investment option changes on the contract anniversary will have the new fee effective on that contract anniversary. Also, in the event you change your investment option twice in the same contract year (see "Portfolio Navigator Program"), the fee for this rider will be the greatest fee applicable to any investment option which you have selected during the contract year.

If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, your fee will be the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. For elective step ups and elective spousal continuation step ups, this fee will be in effect for the entire contract year.

The charge does not apply after annuity payouts begin.


(1) Available if you are 80 or younger at the rider effective date. You must participate in the PN program with this rider (see "Portfolio Navigator Program"). Not available with GWB for Life or SecureSource riders. Not available for contracts purchased on or after Feb. 27, 2012.

(2) For contracts purchased prior to Oct. 4, 2010, the following charges apply:

CONTRACT PURCHASE DATE                                                      CURRENT CHARGE
----------------------                                                      --------------
Before Jan. 26, 2009......................................................       0.60%
Jan. 26 2009 -- May 30, 2009..............................................       0.80%
Nov. 30, 2009 -- Oct. 3, 2010.............................................       1.25%






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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  29

GWB FOR LIFE RIDER FEE
We deduct a charge for this optional feature only if you select it. If selected, we deduct an annual charge of 0.65% of the greater of the contract anniversary value or the remaining benefit amount (RBA). We prorate this charge among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The charge will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the GWB for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently, the GWB for Life rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The GWB for Life rider fee will not exceed a maximum fee of 1.50%.

We may increase the rider fee at our discretion and on a nondiscriminatory basis.

We will not change the GWB for Life rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you elect to change your PN program investment option after we have exercised our rights to increase and/or vary the rider fee for each investment option.

If you chose the elective spousal continuation step up or change your PN program investment option after we have exercised our right to increase the fee for this rider, or after we have exercised our right to establish fees for this rider which vary by investment option, the increase in fees we charge for this rider will become effective on the contract anniversary following your change. Any changes on the contract anniversary will have the new fee effective on that contract anniversary. Also, in the event you change your investment option more than once in the same contract year (see "Portfolio Navigator Program"), the fee for this rider will be the greatest fee applicable to any investment option which you have selected during the contract year.

If you chose the elective step up, you will pay the fee in effect on the valuation date we receive your written request to step up. If you chose an elective step up on the first contract anniversary, any increase in fees we charge for this rider for the step up will not become effective until the third contract year. In the event of more than one change in investment option and/or elective step up occurring in the same contract year, the fee we charge for this rider will be the highest fee applicable to any of these changes.

The charge does not apply after annuity payouts begin.

SECURESOURCE RIDER FEE
We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA)(1) for this optional feature only if you select it(2) as follows:

- SecureSource - Single Life rider, 0.90%(3);

- SecureSource - Joint Life rider, 1.15%(3)

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The charge will only be deducted from the subaccounts in Washington. We will modify this approach to comply with state regulations where necessary.

Once you elect the SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource - Single Life rider fee will not exceed a maximum fee of 2.00%(3). The SecureSource - Joint Life rider charge will not exceed a maximum fee of 2.50%(3).

We may increase the rider fee at our discretion and on a nondiscriminatory basis.


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We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider fee will not change until the end of the waiting period. The fee for your rider will be based on the fee in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your PN program investment option; or

(b) you elect to change your PN program investment option after we have exercised our rights to increase and/or vary the rider fee for each investment option.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option as described above, the fee for your rider will be the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The charge does not apply after annuity payouts begin.

(1) In Washington, the fee is based on the greater of the variable account contract value or the RBA less amounts invested in the fixed account.
(2) For Single Life, available if you are 80 or younger at the rider effective date. For Joint Life, available if you and your spouse are 80 or younger at the rider effective date. You must participate in the PN program with this rider (see "Portfolio Navigator Program"). Not available with the Accumulation Benefit rider.
(3) For contracts purchased prior to Jan. 26, 2009, the following charges apply:

  - the current fee for Single Life rider is 0.65% and for Joint Life rider is 0.85%, and

  - the maximum fee for Single Life rider is 1.50% and for Joint Life rider is 1.75%.

OPTIONAL DEATH BENEFIT CHARGES

ROPP RIDER FEE
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.20% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost.

MAV RIDER FEE
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 75 or younger at the rider effective date. Not available with the 5-Year MAV.

5-YEAR MAV RIDER FEE
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.10% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.


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If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 75 or younger at the rider effective date. Not available with the MAV.

EEB RIDER FEE
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and regular fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.40%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 75 or younger at the rider effective date. Not available with EEP. May not be available in all states.

EEP RIDER FEE
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.50%.

If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 75 or younger at the rider effective date. Not available with EEB. May not be available in all states. EEP is only available on contracts purchased through a direct transfer or exchange of another annuity or a life insurance policy.

RIDER COMBINATION DISCOUNT
A fee discount of 0.05% applies if you purchase the 5-Year MAV with either the EEB or EEP. A fee discount of 0.10% applies if you purchase the MAV with either the EEB or EEP.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

- the sum of your purchase payments and purchase payment credits allocated to the GPA;

- plus any amounts transferred to the GPA from the regular fixed account or subaccounts;

- plus interest credited;

- minus any amounts transferred from the GPA to the regular fixed account or any subaccount;

- minus any amounts deducted for charges or surrenders; and/or

- minus any remaining portion of fees where the values of the regular fixed account and the subaccounts are insufficient to cover those fees.


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

REGULAR FIXED ACCOUNT
We value the amounts you allocate to the regular fixed account directly in dollars. The regular fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge;

- minus any prorated portion of the ROPP rider fee (if selected);

- minus any prorated portion of the MAV rider fee (if selected);

- minus any prorated portion of the 5-Year MAV rider fee (if selected);

- minus any prorated portion of the EEB rider fee (if selected);

- minus any prorated portion of the EEP rider fee (if selected);

- minus any prorated portion of the Accumulation Benefit rider fee (if selected)*;

- minus any prorated portion of the GWB for Life rider fee (if selected)*; and

- minus any prorated portion of the SecureSource rider fee (if selected)*.

   * The fee can only be deducted from the subaccounts in Washington.

SPECIAL DCA FIXED ACCOUNT
We value the amounts you allocate to the Special DCA fixed account directly in dollars. The Special DCA fixed account value equals:

- the sum of your purchase payments and purchase payment credits allocated to the Special DCA fixed account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges);

- minus amounts transferred out; and

- minus any remaining portion of fees where the values of the regular fixed account and the subaccounts are insufficient to cover those fees.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or charge for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:
- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;


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

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial surrenders;

- surrender charges;

and a deduction of a prorated portion of:

- the contract administrative charge;

- the ROPP rider charge (if selected);

- the MAV rider charge (if selected);

- the 5-Year MAV rider charge (if selected);

- the EEB rider charge (if selected);

- the EEP rider fee charge (if selected);

- the Accumulation Benefit rider charge (if selected);

- the GWB for Life rider charge (if selected); and/or

- the SecureSource rider charge (if selected).

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and/or

- mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. Automated transfers from the regular fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months. You may not set up an automated transfer to or from the GPAs. You may not set up an automated transfer to the regular fixed account or the Special DCA fixed account. You may not set up an automated transfer if the GWB for Life, SecureSource, Accumulation Benefit, or PN program is selected. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     June       100            18           5.56

                                                     July       100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00




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 34  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA fixed account according to the following rules:

- You may only allocate a new purchase payment of at least $10,000 to a Special DCA fixed account.

- You cannot transfer existing contract values into a Special DCA fixed account.

- Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.

- We make monthly transfers of your Special DCA fixed account value into the subaccounts or PN program investment option you have selected.

- You may not use the regular fixed account, GPA account, or the Special DCA fixed account as a destination for the Special DCA monthly transfer. (Exception: if the PN program is in effect and the model portfolio you have selected, if applicable, includes the regular fixed account, amounts will be transferred from the Special DCA fixed account to the regular fixed account according to the allocation percentage established for the model portfolio you have selected.)

- We will change the interest rate on each Special DCA fixed account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the regular fixed account at the time of the change. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account.

- We credit each Special DCA fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA fixed account. Therefore, the net effective interest rate you receive is less than the stated annual rate.

- We do not credit this interest after we transfer the value out of the Special DCA fixed account into the accounts you selected.

- Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA fixed account and allocate new purchase payments to it.

- Funding from multiple sources is treated as individual purchase payments and a new Special DCA fixed account is opened for each payment (if the Special DCA fixed accounts are available on the valuation date we receive your payment).

- You may terminate your participation in the Special DCA program at any time. If you do, for RAVA 4 Advantage and RAVA 4 Select, we will transfer the remaining balance from your Special DCA fixed account to the regular fixed account, if no other specification is made. Interest will be credited according to the rates in effect on the regular fixed account and not the rate that was in effect on the Special DCA fixed account. For RAVA 4 Access, we will transfer the remaining balance from your Special DCA fixed account to variable subaccounts you specified in your termination request, or if no specification is made, according to your current purchase payment allocation. (Exception: if you are required to be in the PN program when you elect to end your participation in the Special DCA program, we will transfer the remaining balance to the PN program investment option you have selected).

- We can modify the terms of the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA fixed account. For more information on the Special DCA program, contact your financial advisor.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record

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

your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in numbers with no more than one digit past the decimal. Asset rebalancing does not apply to the GPAs, regular fixed account or the Special DCA fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.

Different rules apply to asset rebalancing under the Portfolio Navigator program (see "Portfolio Navigator Program" below).

PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)
Under the PN program, for living benefit riders, your contract value is allocated to a PN program investment option (except as described in the next paragraph). The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds' investment objective ("Portfolio Navigator funds"). The PN program is available for both nonqualified and qualified annuities.

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a "static" PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see "The static model portfolios" below.

You are required to participate in the PN program if your contract includes optional living benefit riders. If your contract does not include one of these riders, you may not participate in the PN program; but you may choose to allocate your contract value to one or more of the funds of funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.

THE PORTFOLIO NAVIGATOR FUNDS. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. The funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management Investment Advisers is the investment adviser of each of the funds of funds, and Columbia Management Investment Advisers or an affiliate is the investment adviser of each of the underlying funds in which the funds of funds invest. Morningstar Associates, LLC serves as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds. Neither Columbia Management Investment Advisers nor Morningstar Associates, LLC serves as your investment adviser as to the allocation of your contract value under the PN program (regardless of whether you have selected a PN program investment option or have chosen to remain in a static model portfolio). Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management Investment Advisers and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the fund's board of trustees.

Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:

1. Variable Portfolio - Aggressive Portfolio: 80% Equity / 20% Fixed Income

2. Variable Portfolio - Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income

3. Variable Portfolio - Moderate Portfolio: 50% Equity / 50% Fixed Income

4. Variable Portfolio - Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income

5. Variable Portfolio - Conservative Portfolio: 20% Equity / 80% Fixed Income

FUND OF FUNDS CONFLICTS OF INTEREST. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest to which Columbia Management Investment Advisers and its affiliates are subject, see the funds of funds prospectus.


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THE STATIC MODEL PORTFOLIOS. If you have chosen to remain invested in a "static"
PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the funds of funds investment options. If you begin taking income from your contract and have a living benefit rider that requires a move to a certain model portfolio once you begin taking income, you will be transferred to the fund of funds that corresponds to that model portfolio.

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.

Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management Investment Advisers or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.

PARTICIPATING IN THE PN PROGRAM. You are responsible for determining which investment option is best for you. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your selection of a specific investment option or your decision to change to a different investment option.

Currently, there are five Portfolio Navigator funds (and under the previous PN program five model portfolio investment options) ranging from conservative to aggressive. You may not use more than one investment option at a time.

If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account (and subaccounts we may choose to allow for DCA arrangements which are not part of a model portfolio -- "excluded accounts") into the investment option or model portfolio you have chosen.

You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. If your contract includes a Secure Source rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the GWB for Life rider or SecureSource rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of investment options based on the amount of your initial purchase payment;

- cancel required participation in the program after 30 days' written notice;

- substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and

- discontinue the PN program after 30 days' written notice.

RISKS. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a fund of funds, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a fund of funds, see the prospectus for funds of funds.


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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LIVING BENEFIT RIDERS REQUIRING PARTICIPATION IN THE PN PROGRAM:

- ACCUMULATION BENEFIT RIDER: You cannot terminate the Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the PN program investment options. For contracts purchased on or after Jan. 26, 2009, you cannot select the Aggressive investment option, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.

- GWB FOR LIFE OR SECURESOURCE RIDER: The GWB for Life or SecureSource rider requires that your contract value be invested in one of the PN program investment options for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the GWB for Life or SecureSource rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GWB FOR LIFE OR SECURESOURCE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while the PN program is in effect.

You may transfer contract value from any one subaccount, GPAs or the regular fixed account, to another subaccount before annuity payouts begin. For RAVA 4 Advantage and RAVA 4 Select contracts, certain restrictions apply to transfers involving the GPAs and the regular fixed account. For RAVA 4 Access contracts you cannot transfer to the regular fixed account. (Exception: RAVA 4 Access contract holders who remained invested in the static PN program model portfolio and have the regular fixed account included in the model portfolio selected.)

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
FOR RAVA 4 ADVANTAGE AND RAVA 4 SELECT
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and regular fixed account at any time. The amount transferred to any GPA must be at least $1,000. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the regular fixed account until the next contract anniversary. We reserve the right to limit transfers to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. Currently, transfers out of the regular fixed account are limited to the greater of: a) 30% of the regular fixed account value at the beginning of the contract year, or b) the amount transferred out of the regular fixed account in the previous contract year, excluding any automated transfer amounts. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. If an automated dollar-cost averaging arrangement is established within 30 days of contract issue, the 30% limitation does not apply to transfers made from the regular fixed account to the subaccounts for the duration of this initial arrangement.



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- You may transfer contract values from any GPA to the subaccounts, regular fixed account or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request within 30 days before the contract anniversary date, the transfer from the regular fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the regular fixed account to the subaccounts or GPAs will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the regular fixed account at any other time.

- You may not make a transfer to the Special DCA fixed account.

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the regular fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs and Special DCA fixed account.

FOR RAVA 4 ACCESS
- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time. The amount transferred to any GPA must be at least $1,000.

- You may not make a transfer to the regular fixed account unless it is part of a model portfolio in which you have elected to participate, if applicable.

- You may transfer contract values from any GPA to the subaccounts, or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not make a transfer to the Special DCA fixed account.

- Once annuity payouts begin, you may not make transfers to or from the GPAs, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs and Special DCA fixed account.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.


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 40  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:  Contract value or entire account balance

* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your financial advisor can help you set up automated transfers or partial surrenders among your subaccounts or regular fixed account (if available).

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers to the GPAs, the regular fixed account or the Special DCA fixed account are not allowed.

- Automated transfers from the regular fixed account to the subaccounts under an automated dollar-cost averaging arrangement may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account.

- If you have a SecureSource rider or GWB for Life rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

MINIMUM AMOUNT

Transfers or surrenders:  $50

MAXIMUM AMOUNT
Transfers or surrenders: None (except for automated transfers from the regular fixed account)



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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

 3 BY TELEPHONE

Call:

1-800-862-7919




MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance

Surrenders:               $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS


You may surrender all or part of your contract at any time before the settlement date by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see "Charges"). Federal income taxes and penalties as well as state and local income taxes may apply (see "Taxes"). You cannot take surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout
Period - Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the SecureSource Flex rider, please consider carefully when you take surrenders. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. Also, if you withdraw more than the allowed withdrawal amount in a contract year under the SecureSource Flex rider ("excess withdrawal"), the guaranteed amounts under the rider will be reduced. If you have elected the GWB for Life rider or SecureSource rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the GWB for Life rider or SecureSource rider, your benefits under the rider may be reduced (see "Optional Benefits"). Any partial surrender request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes - Qualified
Annuities - Required Minimum Distributions").

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, less any GPA or Special DCA fixed account, unless you request otherwise. We will not withdraw money for a partial surrender from any GPAs or Special DCA fixed account you may have, unless insufficient amounts are available from your subaccounts and/or regular fixed account. However, you may specifically request surrenders from a GPA or Special DCA fixed account. The minimum contract value after partial surrender is $600. If you elected a SecureSource rider, the minimum contract value after partial surrender is zero and you do not have the option to request from which account to surrender.


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 42  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as your contract; and

- pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - the distribution is due to plan termination; or

  - you are a military reservist.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the GWB for Life, SecureSource or Accumulation Benefit rider.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. If you are a natural person and you own a nonqualified annuity, you may change the annuitant or successor annuitant if the request is made before annuity payments begin and while the existing annuitant is living. The change will become binding on us when we receive and record it, subject to state limitations. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the ROPP, MAV, 5-Year MAV, EEB, EEP, Accumulation Benefit, GWB for Life or SecureSource riders. If you change ownership of your contract, we will terminate the ROPP and EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits".) In addition, the terms of the EEB, the MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over." We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If the new owner is older than age 75, the MAV and the 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change in ownership. The Accumulation Benefit rider, the GWB for Life rider and SecureSource - Single Life rider will continue upon change of ownership. The SecureSource - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s). If ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. For SecureSource rider and GWB for Life rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. No other ownership changes are allowed while this rider is in force. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT


We will pay the death benefit to your beneficiary upon your death if you die before the settlement start date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.


If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.


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




If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.


ADJUSTED PARTIAL SURRENDERS

     PS X DB
     -------
        CV


       PS = amount by which the contract value is reduced as a result of the partial surrender.

       DB = the death benefit on the date of (but prior to) the partial surrender.

       CV = the contract value on the date of (but prior to) the partial surrender.


EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 75 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:

- You purchase the contract with a payment of $20,000

- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments                                                            $20,000
minus adjusted partial surrenders, calculated as:
$1,500 x
$20,000
------------   =
   $18,000
                                                                                    -1,667
                                                                                   -------
for a standard death benefit of:                                                   $18,333
since this is greater than your contract value of $16,500



IF YOU DIE BEFORE YOUR SETTLEMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse elects to keep the contract as owner, the following describes the standard death benefit:

- If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

  - contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

  - purchase payments minus adjusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders. The SecureSource Flex - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The SecureSource Flex - Single Life rider terminates if a spouse chooses to continue the contract under the spousal continuation provision.

The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner.

We will not waive surrender charges on contracts continued under the spousal continuation provision.


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

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

Additionally, the optional SecureSource rider, if selected, will terminate.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own with the contract value equal to the death benefit that would otherwise have been paid, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:

- If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

  - contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

  - purchase payments minus adjusted partial surrenders.

  If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

  If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders. The SecureSource Flex -- Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The SecureSource Flex -- Single Life rider terminates if a spouse chooses to continue the contract under the spousal continuation provision.


  We will not waive surrender charges on contracts continued under the spousal continuation provision.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

  Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit payment directly deposited into a checking account. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account). If the beneficiary chooses the checking account option, the proceeds will be deposited into an interest bearing checking account issued by Ameriprise Bank, FSB, member FDIC, unless the beneficiary fails to meet the requirements of using this option.


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

OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL DEATH BENEFITS

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP)
The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.

If you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.

When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.

TERMINATING THE ROPP
- You may terminate the ROPP rider within 30 days of the first rider anniversary.

- You may terminate the ROPP rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

If you terminate the ROPP, the standard death benefit applies thereafter.

For an example, see Appendix D.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY, he or she may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid under the ROPP. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. IF YOUR SPOUSE WAS AGE 76 OR OLDER AS OF THE DATE WE ISSUED THE CONTRACT, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in "Charges -- ROPP Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse is age 75 or younger as of the date we issued the contract, the ROPP will terminate.

NOTE: For special tax considerations associated with the ROPP, see "Taxes."

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider charge continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to the GPAs, regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.

If you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.


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

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Thereafter, we increase the maximum anniversary value by any additional purchase payments and reduce it by adjusted partial surrenders. Every contract anniversary after that prior to your 81st birthday, we compare the maximum anniversary value to the current contract value and we reset the maximum anniversary value to the higher amount.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value.

TERMINATING THE MAV
- You may terminate the MAV rider within 30 days of the first rider anniversary.

- You may terminate the MAV rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies thereafter.

For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must give us written instructions to keep the contract in force on the date our death claim requirements are fulfilled. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

MAXIMUM FIVE YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV)
The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum five year anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider charge continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to the GPAs, regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the 5-Year MAV is appropriate for your situation.

If you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.

On the fifth contract anniversary after the rider effective date we set the maximum five year anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Thereafter, we increase the maximum anniversary value by any additional purchase payments and reduce it by adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the maximum five year anniversary value to the current contract value and we reset the maximum five year anniversary value to the higher amount.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum five year anniversary value.


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TERMINATING THE 5-YEAR MAV
- You may terminate the 5-Year MAV rider within 30 days of the first rider anniversary.

- You may terminate the 5-Year MAV rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the 5-Year MAV, the standard death benefit applies thereafter.

For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must give us written instructions to keep the contract in force on the date our death claim requirements are fulfilled. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract and if he or she chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

ENHANCED EARNINGS DEATH BENEFIT (EEB)
The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides for reduced benefits if you are age 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEB is appropriate for your situation.

If this EEB rider is available in your state and you are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.

The EEB provides that if you die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Benefit"), the MAV death benefit amount, if applicable, or the 5-Year MAV death benefit amount, if applicable,

PLUS
- 40% of your earnings at death if you were under age 70 on the rider effective date; or

- 15% of your earnings at death if you were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

- the standard death benefit amount, the MAV death benefit amount, or the 5-Year MAV death benefit amount if applicable (the "death benefit amount")

- MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.


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

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

- MINUS the greater of:

  (a) the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

  (b) an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

- the greater of:

  (a) the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

  (b) an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

- PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

- You may terminate the EEB rider within 30 days of the first rider anniversary.

- You may terminate the EEB rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY and if your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If your spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:

- the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)
The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides for reduced benefits if you are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary, and it does not provide any benefit beyond what is offered under the EEB during the second rider year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEP is appropriate for your situation.

If this EEP rider is available in your state and if you are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the

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

contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE OR DIRECT TRANSFER FROM ANOTHER ANNUITY OR A LIFE INSURANCE POLICY. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.

The EEP provides that if you die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS
- EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue and not previously surrendered as follows:


                                  PERCENTAGE IF YOU ARE                           PERCENTAGE IF YOU ARE
RIDER YEAR                        UNDER AGE 70 ON THE RIDER EFFECTIVE DATE        70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                           0%                                               0%

Three and Four                                       10%                                            3.75%

Five or more                                         20%                                             7.5%


Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If no exchange purchase payments have been received after 6 months, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If we have not received any exchange purchase payments after these 30 days, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

- the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit"), the MAV death benefit amount, or 5-Year MAV death benefit amount, if applicable,

PLUS


                  IF YOU ARE UNDER AGE 70                               IF YOU ARE AGE 70
RIDER YEAR        ON THE RIDER EFFECTIVE DATE, ADD . . .                OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One               Zero                                                  Zero

Two               40% x earnings at death (see above)                   15% x earnings at death

Three and Four    40% x (earnings at death + 25% of exchange            15% x (earnings at death + 25% of exchange
                  purchase payment*)                                    purchase payment*)

Five or more      40% x (earnings at death + 50% of exchange            15% x (earnings at death + 50% of exchange
                  purchase payment*)                                    purchase payment*)


* Exchange purchase payments are purchase payments exchanged from another annuity or policy that are identified at issue and not previously surrendered.

We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.

TERMINATING THE EEP
- You may terminate the EEP rider within 30 days of the first rider anniversary after the rider effective date.

- You may terminate the EEP rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The EEP rider will terminate in the case of an ownership change.

- The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.

For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY and if your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

- the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

- the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

- the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.


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If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV or 5-Year MAV death benefit amount, if applicable,) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."


OPTIONAL LIVING BENEFITS


SECURESOURCE FLEX RIDERS
THE SECURESOURCE FLEX RIDERS ARE NOT AVAILABLE FOR RAVA 4 ACCESS.

This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. The SecureSource Flex rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time.

There are two optional SecureSource Flex riders available under your contract:

- SecureSource Flex -- Single Life; or

- SecureSource Flex -- Joint Life.

The information in this section applies to both Secure Source Flex riders, unless otherwise noted. For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Flex -- Single Life rider covers one person. The SecureSource Flex -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Flex -- Single Life rider or the SecureSource Flex -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Flex rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:

- you purchase your contract on or after Sept. 14, 2009; and

- SINGLE LIFE: you are 80 or younger on the date the contract is issued or if an owner is a non-natural person, then the annuitant is age 80 or younger; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

The SecureSource Flex riders are not available under an inherited qualified annuity,

The SecureSource Flex rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: until death (see "At Death" heading below) or until the depletion of the basic benefit.

- JOINT LIFE: until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) or until the depletion of the basic benefit.

KEY TERMS
The key terms associated with the SecureSource Flex rider are:

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (JOINT LIFE: the death of both covered spouses) or termination of the rider. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): the age at which the lifetime benefit is established.

GUARANTEED BENEFIT AMOUNT (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

GUARANTEED BENEFIT PAYMENT (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.


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REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.

REMAINING BENEFIT AMOUNT (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

REMAINING BENEFIT PAYMENT (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.

WAITING PERIOD: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

DESCRIPTION OF THE SECURESOURCE FLEX RIDER
Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.

The lifetime withdrawal benefit is established automatically:

- SINGLE LIFE: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.

At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see
"Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").


Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.



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The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP and RALP. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.

IMPORTANT SECURESOURCE FLEX RIDER CONSIDERATIONS
You should consider whether a SecureSource Flex rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). Therefore, if there are multiple contract owners, the lifetime benefit will terminate when one of the contract owners dies even though other contract owners are still living

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.

  (c) When the lifetime benefit is first established the initial ALP is based on the basic benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. The first withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. If you are in the static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year and will not cause your rider fee to increase. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option classification to an investment option that is more aggressive than the Moderate investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or investment option that is more conservative than the Moderate investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the

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

target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the contract value, if your contract value is less; and

  (b) the total RBA will be reset to the contract value, if your contract value is less; and

  (c) the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under "GBP Percentage and ALP Percentage" heading below) times the contract value, if this amount is less than the current ALP; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and

  (g) the WAB will be reset as follows:

      - if the ALP has not been established, the WAB will be equal to the reset GBA.

      - if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage.

  You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource Flex rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

  Dissolution of marriage does not terminate the SecureSource Flex -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Flex -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation, are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource Flex -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.

  You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty. You should

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  consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").

BASIC BENEFIT DESCRIPTION
THE GBA AND RBA ARE DETERMINED AT THE FOLLOWING TIMES, SUBJECT TO THE MAXIMUM AMOUNT OF $5,000,000, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA and RBA are equal to the initial purchase payment, plus any purchase payment credit.

- When you make additional purchase payments -- If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment, plus any purchase payment credit.

- At step up -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you take a withdrawal during the waiting period -- the total GBA and total RBA will be set equal to zero until the end of the waiting period.

- When you take a withdrawal after the waiting period and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged, and each payment's RBA is reduced in proportion to its RBP.

  (b) greater than the total RBP -- EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA AND RBA.

- On the rider anniversary at the end of the waiting period -- If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.

  If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments and any purchase payment credits since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.

- Upon certain changes to your PN program investment option -- (See "Use of Portfolio Navigator Program Required," described above).

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

  (a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

  (b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.


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If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GBP PERCENTAGE AND ALP PERCENTAGE: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:

During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA payout option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP percentage and ALP percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns and the deduction of fees could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:

       1 - (A/B)

       A = contract value at the end of the prior valuation period

       B = WAB at the end of the prior valuation period

When the first withdrawal in a contract year is taken, the GBP percentage and ALP percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP percentage and ALP percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.

Under certain limited situations, your GBP percentage and ALP percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:

  (1) when the RBA payout option is elected, or

  (2) if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP percentage used to determine your ALP going forward will be either 6% or 5%), or

  (3) when the contract value reduces to zero.

For certain periods of time at our discretion and on a non-discriminatory basis, your GBP percentage and ALP percentage may be set by us to 6% if more favorable to you.

WITHDRAWAL ADJUSTMENT BASE (WAB): One of the components used to determine GBP percentage and ALP percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,

THE WAB IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At Rider Effective Date -- the WAB is set equal to the initial purchase payment, plus any purchase payment credit.

- When a subsequent purchase payment is made -- before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment, plus any purchase payment credit.

- When a withdrawal is taken -- if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.

Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).

  (A) The WAB is reduced by an amount as calculated below:

A X B
-----  where:
  C



       A = the amount the contract value is reduced by the withdrawal

       B = WAB on the date of (but prior to) the withdrawal

       C = the contract value on the date of (but prior to) the withdrawal.


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

  (B) If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.

      If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.

- On rider anniversaries -- unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:

  (A) If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.

  (B) If you decline a rider fee increase and a withdrawal is taken during the waiting period, on the third anniversary the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments and any purchase payment credits since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.

- Upon certain changes to your PN program investment option -- (See "Use of Portfolio Navigator Program Required," described above).

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment's GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- During the waiting period -- the RBP will be zero.

- At the beginning of any contract year after the waiting period and when the GBP percentage changes -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments after the waiting period -- each additional purchase payment has its own RBP equal to the purchase payment, plus any purchase payment credit, multiplied by the GBP percentage.

- At step up -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- When you make any withdrawal after the waiting period -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

LIFETIME BENEFIT DESCRIPTION
SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


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- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

- SINGLE LIFE: Initially the ALP is established on the earliest of the following dates:

  (a) the rider effective date if the covered person has already reached age 65,

  (b) the rider anniversary following the date the covered person reaches age
      65,

      - if during the waiting period and no prior withdrawal has been taken; or

      - if after the waiting period.

  (c) the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.

The ALP is established as the total RBA multiplied by the ALP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).

- JOINT LIFE: Initially the ALP is established on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

  For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.

The ALP is established as the total RBA multiplied by the ALP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).

- Whenever the ALP Percentage changes  --

  (a) If the ALP percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.

  (b) If the ALP percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.

- When you make an additional purchase payment -- Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, plus any purchase payment credit, multiplied by the ALP percentage.

- When you make a withdrawal:

  (a) During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.

  (b) After the waiting period, if the amount withdrawn is:

       (i) less than or equal to the RALP, the ALP is unchanged.

       (ii) greater than the RALP, ALP EXCESS WITHDRAWAL PROCESSING will occur.

  If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.


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- On the rider anniversary at the end of the waiting period -- If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP percentage if the covered person (JOINT LIFE: younger covered spouse) has reached age 65.

- At step ups -- (see "Annual Step Up" heading below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- Upon certain changes to your PN program investment option -- (see "Use of Portfolio Navigator Program Required," heading above).

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) multiplied by the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period -- the RALP will be zero.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.

- At the beginning of each contract year after the waiting period and when the ALP percentage changes -- the RALP is set equal to the ALP.

- When you make additional purchase payments after the waiting period -- each additional purchase payment increases the RALP by the purchase payment, plus any purchase payment credit, multiplied by the ALP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).

- At step ups -- (see "Annual Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).

- When you make any withdrawal after the waiting period -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

OTHER PROVISIONS
REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

- The withdrawal is after the waiting period;

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP percentage changes. See Appendix F for additional information.

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.


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The annual step up may be available as described below, subject to the maximum
GBA, RBA and ALP and subject to the following rules:

- You have not declined a rider fee increase.

- If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.

- On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be increased to the contract value on the rider anniversary, if the contract value is greater.

- The total GBA will be increased to the contract value on the rider anniversary, if the contract value is greater.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period, the RBP will not be affected by the step up.

  (b) After the waiting period, the RBP will be reset to the increased GBP.

- The ALP will be increased to the contract value on the rider anniversary multiplied by the ALP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if greater than the current ALP.

- The RALP will be reset as follows:

  (a) During the waiting period, the RALP will not be affected by the step up.

  (b) After the waiting period, the RALP will be reset to the increased ALP.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH ("SPOUSAL CONTINUATION"):
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Flex -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
Flex -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Annual Step-Up" heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to the contract value less amounts in any Special DCA fixed account. You cannot specify from which accounts the withdrawal is to be taken.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero, you will be paid in the following scenarios:

1) The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

        JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.


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

2) The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

        JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

   - SINGLE LIFE: covered person;

   - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate;

- In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource Flex rider and the contract will terminate under either of the following two scenarios:

- If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.

- If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.

AT DEATH:
SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If

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spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource Flex rider after the waiting period.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary when the death benefit is payable. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource Flex rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

2. SINGLE LIFE: After the death benefit is payable, continuation of the contract will terminate the rider.

3. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

4. Annuity payouts under an annuity payout plan will terminate the rider.

5. You may terminate the rider if your annual rider fee after any fee increase is more than 0.25% higher than your fee before the increase (See
   "Charges -- SecureSource Flex rider fee").

6. When the RBA and contract value are zero and either the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.

7. Termination of the contract for any reason will terminate the rider.


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GUARANTEED MINIMUM ACCUMULATION BENEFIT (ACCUMULATION BENEFIT) RIDER

THE ACCUMULATION BENEFIT RIDER IS NOT AVAILABLE FOR RAVA 4 ACCESS. THIS RIDER IS NOT AVAILABLE FOR CONTRACTS PURCHASED ON OR AFTER FEB. 27, 2012.



The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. Currently, it is available for nonqualified annuities and qualified annuities. Effective on or about June 20, 2011, the Accumulation Benefit rider will be available under 401(a) plans. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Benefit rider, the Accumulation Benefit rider ends without value and no benefit is payable.


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.

If you are (or if the owner is a non-natural person, then the annuitant is) 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:

  - Continue your contract;

  - Take partial surrenders or make a full surrender; or

  - Annuitize your contract.

The Accumulation Benefit rider may not be purchased with the optional GWB for Life rider or SecureSource rider.

You should consider whether an Accumulation Benefit rider is appropriate for you because:

- you must participate in the PN program and you must be invested in one of the available investment options. This requirement limits your choice of Investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program");

- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below);

- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;

- the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and

- the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your PN program investment option to one that causes the Accumulation Benefit rider charge to increase (see "Charges").

Be sure to discuss with your financial advisor whether an Accumulation Benefit rider is appropriate for your situation.


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HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE
ACCUMULATION BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

  (a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

  (b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your PN program investment option after we have exercised our rights to increase the rider fee.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the fee (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

We may increase the fee for your rider (see "Charges - Accumulation Benefit Rider Charge"). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS
If your MCAV is increased as a result of elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the fee

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for the Accumulation Benefit rider, the spouse will pay the charge based on the fee that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

- The rider will terminate before the benefit date without paying a benefit on the date:

- you take a full surrender; or

- annuitization begins; or

- the contract terminates as a result of the death benefit being paid.

The rider will terminate on the benefit date.

For an example, see Appendix E.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE (GWB FOR LIFE) RIDER
Disclosure for GWB for Life rider may be found in the Appendix G.

SECURESOURCE RIDERS
Disclosure for SecureSource riders may be found in the Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date after any rider charges have been deducted, plus any positive or negative MVA on GPAs, less any purchase payment credits subject to reversal and less any applicable premium tax. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant's age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5%

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assumed investment return results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:

- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only ONE monthly payout, we will not make any more payouts.

- PLAN B: LIFE ANNUITY WITH FIVE, TEN, 15, OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten, 15, or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving owner. Payouts end with the death of the second annuitant.

- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculations 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5.0%. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take surrender. (See "Taxes.")

- RBA PAYOUT OPTION: If you have a GWB for Life or SecureSource rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.


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WRITTEN INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the settlement date. Contract values that you allocated to the regular fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



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DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until surrendered or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contract while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, or (4) the exchange of a qualified long-term care insurance contract for a qualified long-term insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange. Different IRS limitations on surrenders apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


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QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special RMD rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;


--------------------------------------------------------------------------------
 70 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);


- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we currently understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 71

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS TO SELLING FIRMS

- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.00% each time you make a purchase payment. We may also pay ongoing trail commissions of up to

--------------------------------------------------------------------------------
 72 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

  1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's financial advisors to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO FINANCIAL ADVISORS

- The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.

- To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 73

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.


LEGAL PROCEEDINGS


Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 74 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: THE FUNDS

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B)

----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)

----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS International
Value Portfolio
(Class B)

----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)

----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Mid Cap Value,  secondary objective.                         Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth.              American Century
VP Ultra(R),                                                    Investment Management,
Class II                                                        Inc.

----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------

BlackRock Global   Seeks high total investment return.          BlackRock Advisors, LLC,
Allocation V.I.                                                 adviser; BlackRock
Fund (Class III)                                                Investment Management,
                                                                LLC and BlackRock
                                                                International Limited,
                                                                sub-advisers.

----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum total investment return        Columbia Management
Portfolio - Bala-  through a combination of capital growth and  Investment Advisers, LLC
nced Fund (Class   current income.
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income while     Columbia Management
Portfolio - Dive-  attempting to conserve the value of the      Investment Advisers, LLC
rsified Bond Fund  investment for the longest period of time.
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 3)


----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 75

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Emer-                                               Investment Advisers,
ging Markets                                                    LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 3)                                                       international Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.

----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks high  total  Columbia Management
Portfolio - Glob-  return through income and growth of          Investment Advisers, LLC
al Bond Fund       capital.
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks total        Columbia Management
Portfolio - Glob-  return that exceeds the rate of inflation    Investment Advisers, LLC
al Inflation       over the long term.
Protected
Securities Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks total return, consisting of a high     Columbia Management
Portfolio - High   level of income and capital appreciation.    Investment Advisers, LLC
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high total return through current      Columbia Management
Portfolio - Inco-  income and capital appreciation.             Investment Advisers, LLC
me Opportunities
Fund (Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - In-                                                 Investment Advisers,
ternational                                                     LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 3)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.

----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Large                                               Investment Advisers, LLC
Cap Growth Fund
(Class 3)

----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico Growth Fund                                                 LLC, adviser; Marsico
(Class 1)                                                       Capital Management, LLC,
                                                                subadviser.

----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico International                                               LLC, adviser; Marsico
Opportunities                                                   Capital Management, LLC,
Fund (Class 2)                                                  subadviser.

----------------------------------------------------------------------------------------

Columbia Variable  Seeks growth of capital.                     Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Growth
Opportunity Fund
(Class 3)

----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Value
Opportunity Fund
(Class 3)

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 76 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks long-term capital appreciation.        Columbia Management
Portfolio - S&P                                                 Investment Advisers, LLC
500 Index Fund
(Class 3)

----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Large-Cap
Value Fund (Class
3)

----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
3)

----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 3)
----------------------------------------------------------------------------------------

Credit Suisse      Seeks total return.                          Credit Suisse Asset
Trust - Commodity                                               Management, LLC
Return Strategy
Portfolio

----------------------------------------------------------------------------------------

Dreyfus Variable   Seeks capital growth.                        The Dreyfus Corporation,
Investment Fund                                                 adviser; Newton Capital
International                                                   Management Limited, sub-
Equity Portfolio,                                               adviser
Service Shares

----------------------------------------------------------------------------------------

DWS Alternative    Seeks capital appreciation.                  Deutsche Investment
Asset Allocation                                                Management Americas
VIP, Class B                                                    Inc., adviser; QS
                                                                Investors, LLC and RREEF
                                                                America LLC, sub-
                                                                advisers.

----------------------------------------------------------------------------------------

Eaton Vance VT     Seeks high level of current income.          Eaton Vance Management
Floating-Rate
Income Fund

----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR)
Portfolio Service  stocks. Invests in securities of companies   is the fund's manager.
Class 2            whose value it believes is not fully         FMR Co., Inc. (FMRC) and
                   recognized by the public. Invests in either  other investment
                   "growth" stocks or "value"   stocks or       advisers serve as sub-
                   both. The fund invests in domestic and       advisers for the fund.
                   foreign issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class 2    Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or   larger market              advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Overseas           invests primarily in common stocks           Research Company (FMR)
Portfolio Service  allocating investments across different      is the fund's manager.
Class 2            countries and regions. Normally invests at   FMR Co., Inc. (FMRC) and
                   least 80% of assets in non-U.S. securities.  other investment advisers serve as sub-
                                                                advisers for the fund.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return. The fund normally   Franklin Templeton
Global Real        invests at least 80% of its net assets in    Institutional, LLC
Estate Securities  investments of companies located anywhere
Fund - Class 2     in the world that operate in the real
                   estate sector.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 77

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
FTVIPT Franklin    Seeks long-term total return. The fund       Franklin Advisory
Small Cap Value    normally invests at least 80% of its net     Services, LLC
Securities         assets in investments of small
Fund - Class 2     capitalization companies.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital.           Goldman Sachs Asset
Structured U.S.                                                 Management, L.P.
Equity
Fund - Instituti-
onal Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks to provide reasonable current income   Invesco Advisers, Inc.
Diversified        and log-term growth of income and capital.
Dividend Fund,
Series II Shares
(previously
Invesco
V.I. - Dividend
Growth Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Global Health
Care Fund, Series
II Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
International
Growth Fund,
Series II Shares
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth.                        Invesco Advisers, Inc.
Kampen V.I.
American
Franchise Fund,
Series II Shares
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth and income through      Invesco Advisers, Inc.
Kampen V.I.        investments in equity securities, including
Comstock Fund,     common stocks, preferred stocks securities
Series II Shares   convertible into common and preferred
                   stocks.
----------------------------------------------------------------------------------------

Invesco Van        Seeks capital growth.                        Invesco Advisers, Inc.
Kampen V.I. Mid
Cap Growth Fund,
Series II Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Janus                                                    LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks the highest return over time           Janus Capital Management
Series Moderate    consistent with an emphasis on growth of     LLC
Allocation         capital and income.
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Legg Mason         Seeks long-term growth of capital.           Legg Mason Partners Fund
ClearBridge                                                     Advisor, LLC, Advisor;
Variable Small                                                  ClearBridge Advisors,
Cap Growth                                                      LLC, sub-adviser.
Portfolio - Class
I
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS(R) Investment
Growth Stock                                                    Management
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Service                                                Management
Class

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 78 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Morgan Stanley     Seeks to provide current income and capital  Morgan Stanley
UIF Global Real    appreciation.                                Investment Management
Estate Portfolio,                                               Inc., adviser; Morgan
Class II Shares                                                 Stanley Investment
                                                                Management Limited and
                                                                Morgan Stanley
                                                                Investment Management
                                                                Company, subadvisers.
----------------------------------------------------------------------------------------

Morgan Stanley     Seeks long-term capital growth by investing  Morgan Stanley
UIF Mid Cap        primarily in common stocks and other equity  Investment Management
Growth Portfolio,  securities.                                  Inc.
Class II Shares
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in common stocks of      Management LLC
Management Trust   foreign companies.
International
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Serman
Advisers           investing primarily in securities of         Management LLC
Management Trust   companies that meet the Fund's financial
Socially           criteria and social policy.
Responsive
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
Global Securities  investing a substantial portion of its
Fund/VA, Service   assets in securities of foreign issuers,
Shares             "growth-type" companies, cyclical
                   industries and special  situations that are
                   considered to have appreciation
                   possibilities.
----------------------------------------------------------------------------------------

Oppenheimer        Seeks a high level of current income         OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small- &
Mid-Cap
Fund(R)/VA,
Service Shares

----------------------------------------------------------------------------------------

Oppenheimer Value  Seeks long-term growth of capital by         OppenheimerFunds, Inc.
Fund/VA, Service   investing primarily in common stocks with
Shares             low price-earnings ratios and better than
                   anticipated earnings. Realization of income
                   is a secondary consideration.
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.                       (PIMCO)
Class
----------------------------------------------------------------------------------------

PIMCO VIT Global   Seeks total return which exceeds that of a   Pacific Investment
Multi-Asset        blend of 60% MSCI World Index/40% Barclays   Management Company LLC
Portfolio,         Capital U.S. Aggregate Index.                (PIMCO)
Advisor Class
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Aggr-  consistent with an aggressive level of       Investment Advisers, LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 2)          to achieve its objective by investing in a
                   combination of underlying  funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 79

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Aggr-  consistent with an aggressive level of       Investment Advisers, LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 4)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.

----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Cons-  consistent with a conservative level of      Investment Advisers, LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Cons-  consistent with a conservative level of      Investment Advisers, LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio          to achieve its objective by investing in a
(Class 4)          combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Davis                                               Investment Advisers,
New York Venture                                                LLC, adviser; Davis
Fund (Class 3)                                                  Selected Advisers, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Gold-                                               Investment Advisers,
man Sachs Mid Cap                                               LLC, adviser; Goldman
Value Fund (Class                                               Sachs Asset Management,
3)                                                              L.P., subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderate level of risk.    Investment Advisers, LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 2)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderate level of risk.    Investment Advisers, LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 4)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately aggressive      Investment Advisers, LLC
rately Aggressive  level of risk. This is a "fund of  funds"
Portfolio (Class   and seeks to achieve its objective by
2)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 80 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately aggressive      Investment Advisers, LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
4)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately conservative    Investment Advisers, LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.

----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately conservative    Investment Advisers, LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.

----------------------------------------------------------------------------------------

Variable           Seeks long-term capital appreciation.        Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; Barrow,
Value Fund (Class                                               Hanley, Mewhinney &
3)                                                              Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Wanger             Seeks long-term capital appreciation.        Columbia Wanger Asset
International                                                   Management, LLC

----------------------------------------------------------------------------------------

Wanger USA         Seeks long-term capital appreciation.        Columbia Wanger Asset
                                                                Management, LLC

----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
International                                                   adviser; Wells Capital
Equity                                                          Management Inc., sub-
Fund - Class 2                                                  adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Opportunity                                                     adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 81

APPENDIX B: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

AS THE EXAMPLES BELOW DEMONSTRATE, THE APPLICATION OF AN MVA MAY RESULT IN EITHER A GAIN OR A LOSS OF PRINCIPAL. WE REFER TO ALL OF THE TRANSACTIONS DESCRIBED BELOW AS "EARLY SURRENDERS." THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

GENERAL EXAMPLES
ASSUMPTIONS:
- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY WITHDRAWAL AMOUNT X  [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period (rounded up to the next year).

              n = number of months remaining in the current Guarantee Period
                (rounded up to the next month).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.


--------------------------------------------------------------------------------
 82 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 83

APPENDIX C: EXAMPLE -- SURRENDER CHARGES

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE VARIOUS SURRENDER CHARGE CALCULATIONS. THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Advantage contract with a ten-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you surrender the contract for its total value during the fourth contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                              CONTRACT       CONTRACT
                                              WITH GAIN      WITH LOSS
           Contract Value at time of full    $120,000.00    $ 80,000.00
                               surrender:
                  Contract Value on prior     115,000.00      85,000.00
                             anniversary:
 STEP 1.   We determine the Total Free
           Amount (TFA) available in the
           contract as the greatest of
           the earnings or 10% of the
           prior anniversary value:
                Earnings in the contract:      20,000.00           0.00
           10% of the prior anniversary's      11,500.00       8,500.00
                          contract value:
                                             -----------    -----------
                       Total Free Amount:      20,000.00       8,500.00
 STEP 2.   We determine the TFA that is
           from Purchase Payments:
                       Total Free Amount:      20,000.00       8,500.00
                Earnings in the contract:      20,000.00           0.00
                  Purchase Payments being           0.00       8,500.00
                  Surrendered Free (PPF):
 STEP 3.   We calculate the Premium Ratio
           (PR):
             PR = [WD - TFA] / [CV - TFA]
                                     WD =     120,000.00      80,000.00  = the amount of the surrender
                                    TFA =      20,000.00       8,500.00  = the total free amount, step
                                                                           1
                                     CV =     120,000.00      80,000.00  = the contract value at the
                                                                           time of the surrender
                                     PR =           100%           100%  = the premium ratio
 STEP 4.   We calculate Chargeable
           Purchase Payments being
           Surrendered (CPP):
                    CPP = PR X (PP - PPF)
                                     PR =           100%           100%  = premium ratio, step 3
                                     PP =     100,000.00     100,000.00  = purchase payments not
                                                                           previously surrendered
                                    PPF =           0.00       8,500.00  = purchase payments being
                                                                           surrendered free, step 2
                                    CPP =     100,000.00      91,500.00


--------------------------------------------------------------------------------
 84 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

                                              CONTRACT       CONTRACT
                                              WITH GAIN      WITH LOSS
 STEP 5.   We calculate the Surrender
           Charges:
            Chargeable Purchase Payments:     100,000.00      91,500.00
             Surrender Charge Percentage:             7%             7%
                        Surrender Charge:       7,000.00       6,405.00
 STEP 6.   We calculate the Net Surrender     120,000.00      80,000.00
           Value:
              Contract Value Surrendered:      (7,000.00)     (6,405.00)
           Contract Charge (assessed upon         (30.00)        (30.00)
                         full surrender):
             Net Full Surrender Proceeds:     112,970.00      73,565.00



PARTIAL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Advantage contract with a ten-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you request a gross partial surrender of $50,000 during the fourth contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                              CONTRACT       CONTRACT
                                              WITH GAIN      WITH LOSS
                Contract Value at time of    $120,000.00    $ 80,000.00
                       partial surrender:
                  Contract Value on prior     115,000.00      85,000.00
                             anniversary:
 STEP 1.   We determine the Total Free
           Amount (TFA) available in the
           contract as the greatest of
           the earnings or 10% of the
           prior anniversary value:
                Earnings in the contract:      20,000.00           0.00
           10% of the prior anniversary's      11,500.00       8,500.00
                          contract value:
                                             -----------    -----------
                       Total Free Amount:      20,000.00       8,500.00
 STEP 2.   We determine the TFA that is
           from Purchase Payments:
                       Total Free Amount:      20,000.00       8,500.00
                Earnings in the contract:      20,000.00           0.00
                  Purchase Payments being
                         Surrendered Free
                                   (PPF):           0.00       8,500.00
 STEP 3.   We calculate the Premium Ratio
           (PR):
              PR = [WD - TFA] /[CV - TFA]
                                     WD =      50,000.00      50,000.00  = the amount of the surrender
                                    TFA =      20,000.00       8,500.00  = the total free amount, step
                                                                           1
                                     CV =     120,000.00      80,000.00  = the contract value at the
                                                                           time of surrender
                                     PR =            30%            58%  = the premium ratio


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 85

                                              CONTRACT       CONTRACT
                                              WITH GAIN      WITH LOSS
 STEP 4.   We calculate the Chargeable
           Purchase Payments being
           Surrendered (CPP):
                    CPP = PR X (PP - PPF)
                                     PR =            30%            58%  = premium ratio, step 3
                                     PP =     100,000.00     100,000.00  = purchase payments not
                                                                           previously surrendered
                                    PPF =           0.00       8,500.00  = purchase payments being
                                                                           surrendered free, step 2
                                    CPP =      30,000.00      53,108.39  = chargeable purchase
                                                                           payments being surrendered
 STEP 5.   We calculate the Surrender
           Charges:
            Chargeable Purchase Payments:      30,000.00      53,108.39
             Surrender Charge Percentage:             7%             7%
                        Surrender Charge:          2,100          3,718
 STEP 6.   We calculate the Net Surrender
           Value:
              Contract Value Surrendered:      50,000.00      50,000.00
                        Surrender Charge:      (2,100.00)     (3,717.59)
                    Net Partial Surrender      47,900.00      46,282.41
                                Proceeds:



FULL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you surrender the contract for its total value during the second contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                              CONTRACT       CONTRACT
                                              WITH GAIN      WITH LOSS
           Contract Value at time of full    $120,000.00    $ 80,000.00
                               surrender:
                  Contract Value on prior     115,000.00      85,000.00
                             anniversary:
 STEP 1.   We determine the Total Free
           Amount (TFA) available in the
           contract as the greatest of
           the earnings or 10% of the
           prior anniversary value:
                Earnings in the Contract:      20,000.00           0.00
           10% of the prior anniversary's      11,500.00       8,500.00
                          contract value:
                                             -----------    -----------
                       Total Free Amount:      20,000.00       8,500.00
 STEP 2.   We determine the TFA and
           Amount Free that is from
           Purchase Payments:
                       Total Free Amount:      20,000.00       8,500.00
                Earnings in the contract:      20,000.00           0.00
                  Purchase Payments being           0.00       8,500.00
                  Surrendered Free (PPF):


--------------------------------------------------------------------------------
 86 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

                                              CONTRACT       CONTRACT
                                              WITH GAIN      WITH LOSS
 STEP 3.   We calculate the Premium Ratio
           (PR):
              PR = [WD - TFA] /[CV - TFA]
                                     WD =     120,000.00      80,000.00  = the amount of the surrender
                                    TFA =      20,000.00       8,500.00  = the total free amount, step
                                                                           1
                                     CV =     120,000.00      80,000.00  = the contract value at the
                                                                           time of the surrender
                                     PR =           100%           100%
 STEP 4.   We calculate Chargeable
           Purchase Payments being
           Surrendered (CPP):
                    CPP = PR X (PP - PPF)
                                     PR =           100%           100%  = premium ratio, step 3
                                     PP =     100,000.00     100,000.00  = purchase payments not
                                                                           previously surrendered
                                    PPF =           0.00       8,500.00  = purchase payments being
                                                                           surrendered free, step 2
                                    CPP =     100,000.00      91,500.00
 STEP 5.   We calculate the Surrender
           Charges:
            Chargeable Purchase Payments:     100,000.00      91,500.00
             Surrender Charge Percentage:             7%             7%
                        Surrender Charge:       7,000.00       6,405.00
 STEP 6.   We calculate the Net Surrender     120,000.00      80,000.00
           Value:
              Contract Value Surrendered:      (7,000.00)     (6,405.00)
           Contract Charge (assessed upon         (30.00)        (30.00)
                         full surrender):
             Net Full Surrender Proceeds:     112,970.00      73,565.00



PARTIAL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you request a gross partial surrender of $50,000 during the second contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                              CONTRACT       CONTRACT
                                              WITH GAIN      WITH LOSS
                Contract Value at time of    $120,000.00    $ 80,000.00
                       partial surrender:
                  Contract Value on prior     115,000.00      85,000.00
                             anniversary:
 STEP 1.   We determine the Total Free
           Amount (TFA) available in the
           contract as the greatest of
           the earnings or 10% of the
           prior anniversary value:
                Earnings in the contract:      20,000.00           0.00
           10% of the prior anniversary's      11,500.00       8,500.00
                          contract value:
                                             -----------    -----------
                       Total Free Amount:      20,000.00       8,500.00


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 87

                                              CONTRACT       CONTRACT
                                              WITH GAIN      WITH LOSS
 STEP 2.   We determine the Amount Free
           that is from Purchase
           Payments:
                       Total Free Amount:      20,000.00       8,500.00
                Earnings in the contract:      20,000.00           0.00
                  Purchase Payments being
                         Surrendered Free
                                   (PPF):           0.00       8,500.00
 STEP 3.   We calculate the Premium Ratio
           (PR):
              PR = [WD - TFA] /[CV - TFA]
                                     WD =      50,000.00      50,000.00  = the amount of the surrender
                                    TFA =      20,000.00       8,500.00  = the total free amount, step
                                                                           1
                                     CV =     120,000.00      80,000.00  = the contract value at the
                                                                           time of surrender
                                     PR =            30%            58%  = the premium ratio
 STEP 4.   We calculate the Chargeable
           Purchase Payments being
           Surrendered (CPP):
                    CPP = PR X (PP - PPF)
                                     PR =            30%            58%  = premium ratio, step 3
                                     PP =     100,000.00     100,000.00  = purchase payments not
                                                                           previously surrendered
                                    PPF =           0.00       8,500.00  = purchase payments being
                                                                           surrendered free, step 2
                                    CPP =      30,000.00      53,108.39  = chargeable purchase
                                                                           payments being surrendered
 STEP 5.   We calculate the Surrender
           Charges:
            Chargeable Purchase Payments:      30,000.00      53,108.39
             Surrender Charge Percentage:             7%             7%
                        Surrender Charge:          2,100          3,718
 STEP 6.   We calculate the Net Surrender
           Value:
              Contract Value Surrendered:      50,000.00      50,000.00
                        Surrender Charge:      (2,100.00)     (3,717.59)
                    Net Partial Surrender      47,900.00      46,282.41
                                Proceeds:




--------------------------------------------------------------------------------
 88 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- OPTIONAL DEATH BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL DEATH BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.

EXAMPLE -- ROPP DEATH BENEFIT

- You purchase the contract (with the ROPP rider) with a payment of $20,000.

- The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
        The total purchase payments minus adjustments for partial surrenders:
        Total purchase payments minus adjusted partial surrenders, calculated as:          $20,000
        $1,500 x $20,000
        -------------------  =                                                               1,667
              $18,000
                                                                                           -------
        a death benefit of:                                                                $18,333
                                                                                           -------




EXAMPLE -- MAV DEATH BENEFIT

- You purchase the contract (with the MAV rider) with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
        Greatest of your contract anniversary contract values:                          $24,000
        plus purchase payments made since that anniversary:                                  +0
        minus adjusted partial surrenders, calculated as:
        $1,500 x $24,000
        ----------------  =                                                               1,636
             $22,000
                                                                                        -------
      for a death benefit of:                                                           $22,364
                                                                                        -------





--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 89

EXAMPLE -- 5-YEAR MAV DEATH BENEFIT

- You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.

- On the fifth contract anniversary the contract value grows to $30,000.

- During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
THE MAXIMUM 5-YEAR ANNIVERSARY VALUE IMMEDIATELY PRECEDING THE DATE OF DEATH PLUS
ANY PAYMENTS MADE SINCE THAT ANNIVERSARY MINUS ADJUSTED PARTIAL SURRENDERS:
Greatest of your 5-year contract anniversary contract values:                           $30,000
        plus purchase payments made since that anniversary:                                  +0
        adjusted partial surrenders, calculated as:
        $1,500 x $30,000
        ----------------  =                                                               1,800
             $25,000
                                                                                        -------
        for a death benefit of:                                                         $28,200
                                                                                        -------




EXAMPLE -- EEB DEATH BENEFIT

- You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.

- During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit amount (contract value):                                                    $110,000
plus the EEB which equals 40% of earnings at death (MAV death benefit amount minus
  payments not previously surrendered):                                                         +4,000
                                                                                              --------
  0.40 x ($110,000 - $100,000) =
Total death benefit of:                                                                       $114,000
                                                                                              --------



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):                                         $110,000
plus the EEB (40% of earnings at death):                                                        +4,000
                                                                                              --------
  0.40 x ($110,000 - $100,000) =
Total death benefit of:                                                                       $114,000
                                                                                              --------



- During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 -- $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

$110,000 - ($50,000 x $110,000)     =
  -----------------------------                                                               $57,619
             $105,000
plus the EEB (40% of earnings at death):
0.40 x ($57,619 - $55,000)          =                                                          +1,048
                                                                                              -------
Total death benefit of:                                                                       $58,667
                                                                                              -------



- On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
 90 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit equals:

MAV death benefit amount (contract value):                                            $200,000
plus the EEB (40% of earnings at death) 0.40 x 2.50 x ($55,000) =                      +55,000
                                                                                      --------
Total death benefit of:                                                               $255,000
                                                                                      --------



- During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

MAV death benefit amount (contract value less purchase payment credits reversed):     $250,000
plus the EEB (40% of earnings at death) 0.40 x 2.50 x ($55,000) =                      +55,000
                                                                                      --------
Total death benefit of:                                                               $305,000
                                                                                      --------



- During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the EEB changes. The death benefit equals:

MAV death benefit amount (contract value):                                            $250,500
plus the EEB which equals 40% of earnings at death (the standard death benefit amount minus payments not previously surrendered):
0.40 x ($250,500 - $105,000) =                                                         +58,200
                                                                                      --------
Total death benefit of:                                                               $308,700
                                                                                      --------




EXAMPLE -- EEP DEATH BENEFIT

- You purchase the contract with an exchange purchase payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.

- During the first contract year the contract value grows to $105,000. The death benefit on equals the standard death benefit amount, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit equals:

MAV death benefit amount (contract value):                                            $110,000
plus the EEP Part I which equals 40% of earnings at death (the MAV death benefit amount minus purchase payments not previously surrendered):
0.40 x ($110,000 - $100,000) =                                                          +4,000
                                                                                      --------
Total death benefit of:                                                               $114,000
                                                                                      --------



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):                                 $110,000
plus the EEP Part I (40% of earnings at death):
0.40 x ($110,000 - $100,000) =                                                          +4,000
plus the EEP Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
0.10 x $100,000 =                                                                      +10,000
                                                                                      --------

Total death benefit of:                                                               $124,000
                                                                                      --------



- During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 91

  Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 -- $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

  MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

$110,000 -- ($50,000 x $110,000)
            --------------------     =                                                       $57,619
                  $105,000
plus the EEP Part I (40% of earnings at death):
0.40 x ($57,619 - $55,000)           =                                                        +1,048
plus the EEP Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered
0.10 x $55,000                       =                                                        +5,500
                                                                                             -------
Total death benefit of:                                                                      $64,167
                                                                                             -------



- On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit equals:

MAV death benefit amount (contract value):                                            $200,000
plus the EEP Part I (40% of earnings at death)
..40 x (2.50 x $55,000) =                                                               +55,000
plus the EEP Part II which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 x $55,000 =                                                                       +11,000
                                                                                      --------
Total death benefit of:                                                               $266,000
                                                                                      --------



- During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP
  Part II. The death benefit equals:

MAV death benefit amount (contract value less purchase payment credits reversed):     $250,000
plus the EEP Part I (40% of earnings at death)
..40 x (2.50 x $55,000) =                                                               +55,000
plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 x $55,000 =                                                                       +11,000
                                                                                      --------
Total death benefit of:                                                               $316,000
                                                                                      --------



- During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit equals:

MAV death benefit amount (contract value):                                            $250,500
plus the EEP Part I which equals 40% of earnings at death (the MAV death benefit minus payments not previously surrendered):
0.40 x ($250,500 - $105,000) =                                                         +58,200
plus the EEP Part II, which after the fourth contract year equals 20% of exchange
  purchase payments identified at issue and not previously surrendered: 0.20 x         +11,000
  $55,000 =
                                                                                      --------
Total death benefit of:                                                               $319,700
                                                                                      --------





--------------------------------------------------------------------------------
 92 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- OPTIONAL LIVING BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL LIVING BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL RIDER IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE
"TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL RIDERS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.

EXAMPLE -- ACCUMULATION BENEFIT
The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

THE EXAMPLE ASSUMES:
- You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.

- You make no additional purchase payments.

- You do not exercise the elective step-up option


                                                                                                                   HYPOTHETICAL
                                          PARTIAL SURRENDER     MCAV ADJUSTMENT                  ACCUMULATION        ASSUMED
END OF                                      (BEGINNING OF         FOR PARTIAL                      BENEFIT           CONTRACT
CONTRACT YEAR                                   YEAR)              SURRENDER          MCAV          AMOUNT            VALUE

1                                                   0                    0          100,000              0           112,000

2                                                   0                    0          102,400              0           128,000

3                                                   0                    0          108,000              0           135,000

4                                                   0                    0          108,000              0           125,000

5                                                   0                    0          108,000              0           110,000

6                                               2,000                1,964          106,036              0           122,000

7                                                   0                    0          112,000              0           140,000

8                                                   0                    0          112,000              0           121,000

9                                               5,000                4,628          107,372              0            98,000

10                                                  0                    0          107,372         22,372            85,000




--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 93

EXAMPLE -- SECURESOURCE FLEX RIDERS

EXAMPLE #1: LIFETIME BENEFIT NOT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner. You are age 61. For the joint benefit, you and your spouse are age 63.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue.


                                  HYPOTHETICAL
CONTRACT                             ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000         NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0       NA        NA

1                 0          0        98,000     100,000    2.0%   100,000    100,000    6,000        0       NA        NA

2                 0          0       105,000     105,000    0.0%   105,000    105,000    6,300        0       NA        NA

3                 0          0       125,000     125,000    0.0%   125,000    125,000    7,500    7,500       NA        NA

3.5               0      6,000       111,000     118,590    6.4%   125,000    119,000    7,500    1,500       NA        NA

4                 0          0       104,000     118,590   12.3%   125,000    119,000    7,500    7,500    7,140(1)  7,140(1)

5                 0          0        90,000     118,590   24.1%   125,000    119,000    6,250(2) 6,250(2) 5,950(2)  5,950(2)

6                 0          0        95,000     118,590   19.9%   125,000    119,000    7,500    7,500    7,140     7,140

6.5               0      7,500        87,500      87,500(3) 0.0%   125,000    111,500    7,500        0    5,250(3)      0

7                 0          0        90,000      90,000    0.0%   125,000    111,500    7,500    7,500    5,400     5,400

7.5               0     10,000        70,000      70,000(4) 0.0%    70,000(4)  70,000(4) 4,200(4)     0    4,200(4)      0

8                 0          0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500    4,500     4,500


(1) The ALP and RALP are established on the contract anniversary following the date the covered person reaches age 65 (Joint benefit: younger covered spouse reaches age 67) as the RBA times the ALP percentage.
(2) The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3) The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP Percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(4) The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.


--------------------------------------------------------------------------------
 94 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: LIFETIME BENEFIT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner. You (and your spouse for the joint benefit) are age
  67.

- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.


                                  HYPOTHETICAL
CONTRACT                             ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000         NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0    $6,000    $    0

1                 0          0       105,000     105,000    0.0%   105,000    105,000    6,300        0     6,300         0

2                 0          0       110,000     110,000    0.0%   110,000    110,000    6,600        0     6,600         0

3                 0          0       105,000     110,000    4.5%   110,000    110,000    6,600    6,600(1)  6,600     6,600(1)

3.5               0      6,000        99,000     103,714    4.5%   110,000    104,000    6,600      600     6.600       600

4                 0          0        95,000     103,714    8.4%   110,000    104,000    6,600    6,600     6,600     6,600

5                 0          0        75,000     103,714   27.7%    90,000    104,000    5,500(2) 5,500(2)  5,500(2)  5,500(2)

5.5               0     10,000        70,000      70,000(3) 0.0%    70,000     70,000    3,500(3) 3,500(3)  3,500(3)  3,500(3)

6                 0          0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500     4,500     4,500

7                 0          0        70,000      70,000(4) 0.0%    70,000(4)  70,000(4) 4,200(4) 4,200(4)  4,200(4)  4,200(4)


(1) At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively.
(2) The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3) The $10,000 withdrawal is greater than both the $5,500 RBP and RALP allowed under the basic benefit and lifetime benefit, therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP percentage and GBP percentage are set at 5% for the remainder of the contract year.
(4) Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option. The WAB is reset to the ALP after the reset divided by the current ALP percentage.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 95

EXAMPLE -- SECURESOURCE RIDERS

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive investment option. The target PN program investment option under the contract is the Moderate investment option.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate investment option if you are invested more aggressively than the Moderate investment option.
(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 96 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)

7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 97

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive investment option. The target investment option under the contract is the Moderate investment option.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

6                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

6.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

7                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

7.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

8                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

9                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300

9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,300       3,300

10                  0             0           52,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate investment option if you are invested more aggressively than the Moderate investment option.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 98 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       7,500       7,500

7                   0             0          105,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 99

APPENDIX F: ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource rider or GWB for Life rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For SecureSource Flex riders, owners subject to annual RMD rules under the
Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero. Amounts you withdraw from this contract (for SecureSource Flex riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year (1)

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the value of the RBP from the beginning of the current contract year. (1)

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RBP and BABA values.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described by the SecureSource rider or GWB for Life rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year(1),

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of RALP from the beginning of the current contract year(1).

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RALP and LABA values.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource or GWB for Life rider.

(3) If the ALP is established on a contract anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

(1) For SecureSource Flex riders, adjusted for any subsequent changes between 5% and 6% as described under "GBP Percentage and ALP Percentage."

The ALERMDA is:

(1) determined by us each calendar year (for SecureSource Flex riders, starting with the one in which the waiting period ends);

(2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;

(3) based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;

(4) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code (applicable only to SecureSource riders); and


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(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder as applicable on the effective date of this prospectus, to:

      1. IRAs under Section 408(b) of the Code;

      2. Roth IRAs under Section 408A of the Code;

      3. SIMPLE IRAs under Section 408(p) of the Code;

      4. Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code;

      5. Custodial and investment only plans under Section 401(a) of the Code;

      6. TSAs under Section 403(b) of the Code.

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider or GWB for Life rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years.

Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource rider.


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APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER DISCLOSURE

GUARANTOR WITHDRAWAL BENEFIT FOR LIFE (GWB FOR LIFE) RIDER
THE GWB FOR LIFE RIDER IS NO LONGER AVAILABLE FOR SALE.

The GWB for Life rider is an optional benefit that you may select for an additional annual charge if:

- the rider is available in your state; and

- you are age 80 or younger on the contract issue date; or, if an owner is a nonnatural person, then the annuitant is age 80 or younger on the contract issue date.

The GWB for Life rider is not available under an inherited qualified annuity.

You must have elected the GWB for Life rider when you purchased your contract. The rider effective date will be the contract issue date. It is available for nonqualified annuities and qualified annuities except under 401(a) plans.

The GWB for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments plus any purchase payment credits. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the settlement date (see "Buying Your Contract -- Settlement Date"). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see "Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.

The GWB for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the GWB for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit)is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65 or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided the annuity payouts have not begun, the GWB for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each contract year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each contract year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each contract year you have the option to cumulatively withdraw an amount equal to the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


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- During the waiting period and after the establishment of the ALP, the rider guarantees that each contract year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing", "RBA Excess Withdrawal Processing", and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore, a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, basic benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits. (see "Benefits in Case of Death" and "Optional Benefits"). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your PN program investment option, the rider charge may increase (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the GWB for Life rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value is less than $600*, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant, is living (see "If Contract Value Reduces to Less than $600" heading below). However, if the contract value is $600 or greater, the lifetime withdrawal benefit terminates when a death benefit becomes payable (see "At Death" heading below). Therefore, if there are multiple contract owners, the rider may terminate or the lifetime benefit may be reduced. When one of the contract owners dies the benefit terminates even though other contract owners are still living (except, if the contract is continued under the spousal continuation provision of the contract).

* Under our current administrative practice, we allow the minimum contract value to be $0. Therefore, these limitations will only apply when the contract value is reduced to zero.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the GWB for Life rider will terminate.

- USE OF THE PORTFOLIO NAVIGATOR PROGRAM IS REQUIRED: You must be invested in one of the investment options of the PN program. This requirement limits your choice of investments. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the investment option you have chosen. This means you will not be able to allocate

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  contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program".) Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current limitation, see "Buying Your Contract -- Purchase Payments".

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the GWB for Life rider, you may not elect the Accumulation Benefit rider.

- NON-CANCELABLE: Once elected, the GWB for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

- You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract. (See "Taxes -- Nonqualified Annuities".) Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions.") If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

- See Appendix F for additional information.

- TAX CONSIDERATIONS FOR TSAS: If your contract is a TSA, your right to take a surrender is restricted (see "TSA -- Special Provisions").

KEY TERMS AND PROVISIONS OF THE GWB FOR LIFE RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: For the purposes of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit.

- At step up -- (see "Annual Step Up," and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.


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- When you make a partial withdrawal during the waiting period and after a step-
  up -- Any prior annual step-ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the excess withdrawal; or (b) the contract value immediately following the withdrawal.

If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus
(a) times (b), where:

  (a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

  (b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount of GBA that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credit).

- At step up -- (see "Annual Step Up," and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase

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payment has its own GBP, which is equal to the lesser of that payment's RBA or
7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to that purchase payment amount plus any purchase payment credit, multiplied by 7%.

- At step up -- (see "Annual Step Up," and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to the sum of that purchase payment and any purchase payment credit, multiplied by 7%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, these calculations are done AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- See "Spousal Option to Continue the Contract" heading below.

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for the future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner unless otherwise specified on your contract data page. If an owner is a nonnatural person (i.e. trust or corporation), the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.


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ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by the amount of the purchase payment plus any purchase payment credit, multiplied by 6%.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits, multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and Prior to any withdrawals -- the RALP is established equal to the sum of purchase payments and purchase payment credits, multiplied by 6%.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make additional purchase payments -- each additional purchase payment increases the RALP by the sum of the purchase payment and any purchase payment credit, multiplied by 6%.

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the

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  contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is the life expectancy RMD for this contract alone; and

- The RMD amount is based on the requirements of the Code section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA, or if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your financial advisor. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.


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  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the GWB for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the anniversary contract value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's financial advisor must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue the administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date the spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO LESS THAN $600*: If the contract value reduces to less than $600 and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to less than $600 for any reason other than full or partial surrender of more than the RBP. In this scenario, you can choose to:

  (a) receive the remaining schedule of GBPs until the RBA equals zero; or

  (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.


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2) The ALP has been established and the contract value reduces to less than $600 as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

  (a) the remaining schedule of GBPs until the RBA equals zero; or

  (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the Covered Person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually.

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The GWB for Life rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than the RBP and RALP. This is full surrender of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

* Under the current administrative practice, we allow the minimum contract value to be $0. Therefore, these scenarios will only apply when the contract value is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Remaining Benefit Amount Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the

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  RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

REMAINING BENEFIT AMOUNT PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the GWB for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The GWB for Life rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

EXAMPLE -- GWB FOR LIFE RIDER

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the RAVA 4 Select contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


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
                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the RAVA 4 Select contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.


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(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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APPENDIX H: SECURESOURCE RIDERS DISCLOSURE

SECURESOURCE RIDERS
THE SECURESOURCE RIDERS ARE NOT AVAILABLE FOR RAVA4 ACCESS.

There are two optional SecureSource riders available under your contract:

- SecureSource - Single Life; or

- SecureSource - Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if:

- SINGLE LIFE: you are 80 or younger on the contract issue date, or , if an owner is a nonnatural person, then the annuitant is age 80 or younger on the contract issue date; or

- JOINT LIFE: you and your spouse are 80 or younger on the contract issue date.

The SecureSource rider is not available under an inherited qualified annuity.

You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: you have recovered at minimum all of your purchase payments plus any purchase payment credit or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments plus any purchase payment credit or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the settlement date (see "Buying Your Contract -- Settlement Date"). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see "Making the Most of Your Contract -- Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.

For the purposes of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year until the lifetime withdrawal benefit becomes effective and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
(GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).


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Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime
Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payment (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the allowed annual withdrawal amount under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed annual withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator investment option, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates when a death benefit becomes payable (see "At Death" heading below). Therefore, if there are multiple contract owners, the rider may terminate or the lifetime

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      withdrawal benefit may be reduced when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract).

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

  Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program investment options of the PN program. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio (if applicable) or investment option to any available investment option.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in the static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:

(a) the total GBA will be reset to the lesser of its current value or the contract value; and

(b) the total RBA will be reset to the lesser of its current value or the contract value; and

(c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

(d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

(e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not less than zero; and

(f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not less than zero.


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You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Benefit rider.

- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current limitations, see "Buying Your Contract -- Purchase Payments."

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to surrender from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.

- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource rider may be of limited value to you.

KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:
WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.


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WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment, plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment, plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

  (a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

  (b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment, plus any purchase payment credit).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment, plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

  1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

  2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to the purchase payment amount, plus any purchase payment credit multiplied by 7%.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment's GBP will be reset to 7% of the sum of purchase payment and any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.


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- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If the owner is a nonnatural person, e.g., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a revocable trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

      (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

      (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

      (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

      (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

      (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.


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ANNUITY -- PROSPECTUS

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the sum of the purchase payment plus any purchase payment credits.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credit, multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

- THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to the purchase payments, plus purchase payment credit, multiplied by 6%.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credit, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the sum of the purchase payment amount plus any purchase payment credit.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations there under that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  121

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your financial advisor. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:
SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to a spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches

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ANNUITY -- PROSPECTUS
  age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR SURRENDER PROVISION OF YOUR CONTRACT: Minimum contract values following surrender no longer apply to your contract. For surrenders, the surrender will be made from the variable subaccounts, and the Regular Fixed Account (if applicable) in the same proportion as your interest in each bears to the contract value less amounts in any Special DCA fixed account. You cannot specify from which accounts the surrender is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary on/following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

- SINGLE LIFE: covered person;

- JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full surrender of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.


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 124  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource riders.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.


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           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  125

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than your spouse continues the contract, or

   (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.


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 126  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY -- PROSPECTUS

APPENDIX I: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011.



VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.28      $1.09    $0.71    $1.37    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.28    $1.09    $0.71    $1.37    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,365      2,971    3,313    1,964    1,519    6,467
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.96      $0.86    $0.72    $1.22    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $1.01      $0.96    $0.86    $0.72    $1.22    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,814      5,889    6,136    5,992    7,074    1,936
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.83      $0.80    $0.60    $1.30    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $0.66      $0.83    $0.80    $0.60    $1.30    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   25,453     30,081  130,094  295,091  140,364   33,087
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00    $0.74    $1.23    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.05      $1.09    $1.00    $0.74    $1.23    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,920      1,769    1,603    1,325    1,295      346
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.27      $1.08    $0.84    $1.12    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.25      $1.27    $1.08    $0.84    $1.12    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,599      6,746   71,544   74,527   79,523      987
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.96    $0.72    $1.25    $1.04    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.10    $0.96    $0.72    $1.25    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,488      3,552    3,365    3,395    2,725   36,949
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.94    $0.79    $1.09    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.05      $1.05    $0.94    $0.79    $1.09    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   14,358     12,846   12,296   10,333   11,609    3,143
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.97    $0.79    $1.14    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.09    $0.97    $0.79    $1.14    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,342      8,118    9,918    2,682    3,274      829
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.06      $1.07    $1.07    $1.06    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.05      $1.06    $1.07    $1.07    $1.06    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   32,019     38,057   56,313   97,399   60,832   34,337
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.24      $1.16    $1.02    $1.10    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.31      $1.24    $1.16    $1.02    $1.10    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   58,892     63,231  972,289  788,507  586,913  145,290
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.90    $0.71    $1.21    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.04    $0.90    $0.71    $1.21    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   58,110     66,039  784,644  581,359  300,203   93,936
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.97      $0.83    $0.68    $1.18    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $1.01      $0.97    $0.83    $0.68    $1.18    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,867      1,258    1,264    1,237    1,353      461
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.73      $1.46    $0.84    $1.84    $1.34    $1.00
Accumulation unit
  value at end of
  period                                      $1.36      $1.73    $1.46    $0.84    $1.84    $1.34
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   17,567     19,363   96,670  170,447   72,075   18,150
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 127

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.30      $1.23    $1.11    $1.12    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.35      $1.30    $1.23    $1.11    $1.12    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   19,772     21,158  313,653  259,518  199,962   41,689
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.20      $1.16    $1.10    $1.11    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.31      $1.20    $1.16    $1.10    $1.11    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   18,865     19,071  489,118  159,105  125,450   53,228
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.29      $1.16    $0.82    $1.09    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.36      $1.29    $1.16    $0.82    $1.09    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,620     10,905   10,915    8,519    8,110    2,469
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.39      $1.23    $0.81    $1.09    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.46      $1.39    $1.23    $0.81    $1.09    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   16,330     17,925   18,658   13,874   16,917    6,215
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.39      $1.24    $0.88    $1.09    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.46      $1.39    $1.24    $0.88    $1.09    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   14,836     15,925  425,767  209,056  151,929   49,975
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $0.98    $0.78    $1.32    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.11    $0.98    $0.78    $1.32    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,977      4,182    4,460    3,440    3,482    1,285
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.87    $0.64    $1.16    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.01    $0.87    $0.64    $1.16    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,901      4,320    4,123    3,524    4,502    1,470
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.16      $0.96    $0.77    $1.28    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.12      $1.16    $0.96    $0.77    $1.28    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   26,127     29,159  626,487  391,002  205,091   48,403
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $1.00    $0.73    $1.43    $1.20    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $1.13    $1.00    $0.73    $1.43    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    8,041      9,469   10,385   10,806    7,134   23,001
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.32      $1.05    $0.65    $1.19    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.32    $1.05    $0.65    $1.19    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,411      3,871    3,392    1,407    1,461      338
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $0.91    $0.65    $1.20    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.00      $1.11    $0.91    $0.65    $1.20    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   14,876     17,892   66,735   94,511   58,370   50,393
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.06      $0.93    $0.74    $1.19    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.06      $1.06    $0.93    $0.74    $1.19    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,657      6,003    5,694    4,520    3,380    1,079
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.86    $0.69    $1.15    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.00      $1.03    $0.86    $0.69    $1.15    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,007      1,680      915      794      881      285
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $0.88    $0.63    $1.04    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.00      $1.11    $0.88    $0.63    $1.04    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,236      1,954    1,459    1,213    1,104      397
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.09    $1.04    $1.08    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.12      $1.11    $1.09    $1.04    $1.08    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   18,934     22,090   19,314   18,319    9,945    2,091
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 128 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.92    $0.78    $1.18    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $0.92      $1.07    $0.92    $0.78    $1.18    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,196      8,793    8,768    6,606    4,051   23,928
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.06      $0.97    $0.78    $1.37    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.89      $1.06    $0.97    $0.78    $1.37    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,417      2,788    3,106    3,075    2,094      733
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.16      $1.07    $0.75    $1.03    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.18      $1.16    $1.07    $0.75    $1.03    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   23,748     23,794  261,015  165,981  112,633   46,638
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.97    $0.73    $1.28    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.13    $0.97    $0.73    $1.28    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   50,040     52,513  180,001  379,751  246,455   94,738
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.32      $1.04    $0.75    $1.25    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.17      $1.32    $1.04    $0.75    $1.25    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   41,822     44,384  199,837  248,092  127,339   36,125
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.94    $0.75    $1.35    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.86      $1.05    $0.94    $0.75    $1.35    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    8,862      9,733   10,921   10,113    8,721    2,653
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.77      $0.64    $0.55    $0.95    $1.22    $1.00
Accumulation unit
  value at end of
  period                                      $0.72      $0.77    $0.64    $0.55    $0.95    $1.22
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   12,544     12,512   13,465   13,508   15,015    6,443
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $0.90    $0.70    $1.06    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.14    $0.90    $0.70    $1.06    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   12,614     12,529   13,709   12,625   11,602    4,228
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.91    $0.73    $1.17    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $1.01    $0.91    $0.73    $1.17    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   16,523     16,807   17,365   17,652   20,093    5,798
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.92      $0.83    $0.69    $1.10    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $0.92    $0.83    $0.69    $1.10    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,322      6,259    7,238    7,321    9,453    4,040
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.94      $0.82    $0.69    $1.20    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.85      $0.94    $0.82    $0.69    $1.20    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,426      2,757    3,103    2,879    2,330    1,060
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van
Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I.
American Franchise Fund, Series II Shares.
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.89    $0.63    $1.21    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.05    $0.89    $0.63    $1.21    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,751      2,013    2,424    2,546    2,798      719
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
--------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES II SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period                                   $1.00         --       --       --       --       --
Accumulation unit
  value at end of
  period                                      $0.92         --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,425         --       --       --       --       --
--------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.07    $0.85    $1.20    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.15      $1.11    $1.07    $0.85    $1.20    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,626      3,184    3,258    3,220    2,213   16,983
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 129

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.24      $1.11    $0.83    $1.40    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.14      $1.24    $1.11    $0.83    $1.40    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,765     11,342  238,183  191,749   79,002      607
--------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.89    $0.70    $1.10    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $1.02    $0.89    $0.70    $1.10    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   14,753     16,418  201,934  251,843  151,420   67,895
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                                   $0.97      $0.85    $0.63    $1.06    $1.00       --
Accumulation unit
  value at end of
  period                                      $0.90      $0.97    $0.85    $0.63    $1.06       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   13,258     15,295  639,872  430,107  255,815       --
--------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.85    $0.60    $1.02    $1.00       --
Accumulation unit
  value at end of
  period                                      $1.06      $1.05    $0.85    $0.60    $1.02       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,205      2,132    2,226    1,683      864       --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.16      $1.04    $0.76    $1.21    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.15      $1.16    $1.04    $0.76    $1.21    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,987      2,801    2,648    1,141      650      320
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.44      $1.28    $0.97    $1.57    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.52      $1.44    $1.28    $0.97    $1.57    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   17,962     16,579   17,912   18,559   16,501    4,446
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.90    $0.64    $1.17    $1.29    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.09    $0.90    $0.64    $1.17    $1.29
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    8,256      8,650   96,054  117,566   42,226   21,964
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.42      $1.08    $0.69    $1.31    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.31      $1.42    $1.08    $0.69    $1.31    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,756      6,158    5,604    4,975    4,591   17,766
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.85    $0.64    $1.20    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.90      $1.03    $0.85    $0.64    $1.20    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,961      4,163  137,644  119,726   86,117   26,194
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $0.95    $0.73    $1.21    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.15    $0.95    $0.73    $1.21    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,392      1,455    1,127      833      629      164
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $1.00    $0.73    $1.23    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $1.04      $1.15    $1.00    $0.73    $1.23    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    8,569      8,021    7,911    7,145    6,835    2,542
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.33      $1.17    $1.00    $1.17    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.33      $1.33    $1.17    $1.00    $1.17    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   60,624     65,085  577,448  420,661  316,103   64,310
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.90    $0.66    $1.08    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.06      $1.10    $0.90    $0.66    $1.08    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,884      7,403    8,026    7,814    7,765    3,088
--------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (9/15/2006)
Accumulation unit
  value at beginning
  of period                                   $0.97      $0.85    $0.65    $1.12    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $0.92      $0.97    $0.85    $0.65    $1.12    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,883      2,050    2,171    1,604    1,833      138
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.29      $1.15    $0.96    $1.15    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.30      $1.29    $1.15    $0.96    $1.15    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   20,990     18,465  351,435  346,275  235,995   82,883
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 130 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  249,264     79,955       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  673,876    709,794       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.05      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.05       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  124,664     37,862       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.05      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.05       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  517,244    407,564       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.91    $0.70    $1.15    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.01    $0.91    $0.70    $1.15    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   11,367     12,854  634,379  315,690  173,483   64,829
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.19      $0.99    $0.73    $1.16    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.19    $0.99    $0.73    $1.16    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,610        922      738      671      780      107
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.09      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                1,372,850    543,150       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.09      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                3,866,447  4,048,660       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.09      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                1,004,346    382,806       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.09      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                2,609,307  2,821,858       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  310,373    130,486       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                1,071,873  1,012,023       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.20      $0.97    $0.72    $1.06    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $1.14      $1.20    $0.97    $0.72    $1.06    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    9,513     11,214  373,857  309,935  185,435   24,338
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.42      $1.15    $0.77    $1.43    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.20      $1.42    $1.15    $0.77    $1.43    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   24,125     26,504  187,502  120,530   56,104   23,903
--------------------------------------------------------------------------------------------------
WANGER USA (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.16      $0.95    $0.68    $1.13    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.16    $0.95    $0.68    $1.13    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   21,342     22,943  153,936  123,418   77,217    9,756
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 131

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.89    $0.77    $1.34    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.88      $1.02    $0.89    $0.77    $1.34    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,768      8,294  298,706    4,123    4,214    1,467
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.03    $0.70    $1.18    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $1.18      $1.26    $1.03    $0.70    $1.18    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,638      2,066    2,178    1,767    2,129      556
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.43      $1.14    $0.75    $1.29    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $1.35      $1.43    $1.14    $0.75    $1.29    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,143      8,077    7,416    5,757    5,179    1,212
--------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.08    $0.71    $1.37    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.26    $1.08    $0.71    $1.37    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,028      1,335    1,422      868      826    2,366
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.85    $0.71    $1.22    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $1.00      $0.95    $0.85    $0.71    $1.22    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,474      3,473    3,606    3,339    3,809      815
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.82      $0.80    $0.60    $1.30    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $0.66      $0.82    $0.80    $0.60    $1.30    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   12,398     15,576   55,082  134,103   71,496   17,586
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.99    $0.73    $1.23    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.08    $0.99    $0.73    $1.23    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,157        917    1,097      905      839      170
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.07    $0.83    $1.12    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.24      $1.26    $1.07    $0.83    $1.12    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,927      4,221   25,534   34,239   39,420    1,124
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.96    $0.72    $1.24    $1.04    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.09    $0.96    $0.72    $1.24    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,484      1,807    1,872    2,187    1,670   16,170
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.93    $0.79    $1.09    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.04      $1.05    $0.93    $0.79    $1.09    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    8,675      8,359    9,000    8,788    9,147    3,228
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.97    $0.79    $1.13    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.08    $0.97    $0.79    $1.13    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,063      5,955    7,468    2,260    3,045      692
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $1.06    $1.07    $1.06    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.04      $1.05    $1.06    $1.07    $1.06    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   22,516     27,422   40,034   78,386   66,258   30,300
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.23      $1.15    $1.01    $1.09    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.30      $1.23    $1.15    $1.01    $1.09    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   41,410     46,358  442,738  396,544  332,535   82,281
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.90    $0.71    $1.20    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.04    $0.90    $0.71    $1.20    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   27,856     32,441  313,086  252,046  139,948   47,849
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 132 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.96      $0.83    $0.67    $1.17    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $1.00      $0.96    $0.83    $0.67    $1.17    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,582      1,062    1,185      914    1,147      275
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.72      $1.45    $0.84    $1.83    $1.34    $1.00
Accumulation unit
  value at end of
  period                                      $1.34      $1.72    $1.45    $0.84    $1.83    $1.34
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    9,013     10,790   37,952   71,157   31,794    8,077
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.28      $1.22    $1.10    $1.12    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.33      $1.28    $1.22    $1.10    $1.12    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   15,817     16,568  143,161  130,420  111,551   23,263
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.19      $1.15    $1.09    $1.10    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.30      $1.19    $1.15    $1.09    $1.10    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   12,795     12,681  214,008   81,236   68,621   29,756
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.28      $1.16    $0.81    $1.09    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.35      $1.28    $1.16    $0.81    $1.09    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,444      6,905    6,860    5,532    5,720    2,032
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.38      $1.22    $0.80    $1.09    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.44      $1.38    $1.22    $0.80    $1.09    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   11,121     12,241   12,921   10,347   11,949    4,619
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.37      $1.23    $0.87    $1.08    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.44      $1.37    $1.23    $0.87    $1.08    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,394     11,029  180,301   95,420   75,951   28,107
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.98    $0.77    $1.31    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.10    $0.98    $0.77    $1.31    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,968      3,475    3,620    3,288    3,183    1,483
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.86    $0.64    $1.16    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.00    $0.86    $0.64    $1.16    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,470      3,012    2,841    2,743    3,731    1,229
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $0.95    $0.76    $1.27    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.15    $0.95    $0.76    $1.27    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   12,679     14,397  250,317  170,602   98,884   25,237
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.12      $0.99    $0.73    $1.42    $1.20    $1.00
Accumulation unit
  value at end of
  period                                      $0.93      $1.12    $0.99    $0.73    $1.42    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,678      5,748    6,844    7,828    5,334   11,268
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.30      $1.04    $0.65    $1.18    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.30    $1.04    $0.65    $1.18    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,309      2,695    2,466      951      867      201
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.90    $0.65    $1.19    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $1.10    $0.90    $0.65    $1.19    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    8,067      9,643   26,538   41,871   28,850   23,159
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.92    $0.74    $1.19    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.05      $1.05    $0.92    $0.74    $1.19    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,792      3,814    3,971    3,649    2,723      808
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.86    $0.69    $1.15    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $1.02    $0.86    $0.69    $1.15    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,120      1,238      753      543      624      255
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 133

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.87    $0.63    $1.04    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $1.10    $0.87    $0.63    $1.04    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,468      1,586    1,107      745      671      344
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $1.08    $1.03    $1.07    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.10    $1.08    $1.03    $1.07    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,315     13,992   14,488   13,686    5,824    1,511
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.06      $0.91    $0.77    $1.18    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $0.91      $1.06    $0.91    $0.77    $1.18    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,027      6,597    6,272    4,552    2,404   11,513
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.96    $0.78    $1.37    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.88      $1.05    $0.96    $0.78    $1.37    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,716      1,949    1,869    2,216    1,461      334
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $1.06    $0.74    $1.03    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.16      $1.15    $1.06    $0.74    $1.03    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   18,777     17,997  118,218   85,447   67,726   27,120
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.12      $0.97    $0.72    $1.27    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.12    $0.97    $0.72    $1.27    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   29,394     31,769   80,198  170,866  120,474   48,092
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.31      $1.03    $0.74    $1.24    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.15      $1.31    $1.03    $0.74    $1.24    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   18,656     21,472   79,888  111,747   60,463   18,038
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.93    $0.75    $1.34    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.85      $1.04    $0.93    $0.75    $1.34    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,698      5,049    5,548    5,707    4,948    1,434
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.77      $0.64    $0.54    $0.95    $1.21    $1.00
Accumulation unit
  value at end of
  period                                      $0.71      $0.77    $0.64    $0.54    $0.95    $1.21
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,753      5,597    5,633    6,070    7,265    3,157
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.89    $0.70    $1.05    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.13    $0.89    $0.70    $1.05    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,057      5,828    6,619    6,684    6,312    2,407
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.91    $0.73    $1.17    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.00    $0.91    $0.73    $1.17    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,509     11,979   12,441   13,358   15,116    4,294
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.92      $0.82    $0.68    $1.10    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $0.92    $0.82    $0.68    $1.10    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,539      3,820    3,784    3,714    4,307    1,797
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.93      $0.81    $0.68    $1.20    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.84      $0.93    $0.81    $0.68    $1.20    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,363      1,497    1,761    1,891    1,961    1,047
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van
Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I.
American Franchise Fund, Series II Shares.
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.89    $0.63    $1.21    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.04    $0.89    $0.63    $1.21    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,000      1,259    1,623    1,750    2,258      575
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 134 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES II SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period                                   $1.00         --       --       --       --       --
Accumulation unit
  value at end of
  period                                      $0.92         --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,711         --       --       --       --       --
--------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $1.06    $0.84    $1.20    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.13      $1.10    $1.06    $0.84    $1.20    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,394      2,319    2,339    1,902    1,489    7,279
--------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.22      $1.10    $0.82    $1.40    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.13      $1.22    $1.10    $0.82    $1.40    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,515      7,072   94,818   82,817   36,588      566
--------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.88    $0.70    $1.10    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.01    $0.88    $0.70    $1.10    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,166      8,232   81,027  107,604   68,660   32,553
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                                   $0.96      $0.85    $0.63    $1.06    $1.00       --
Accumulation unit
  value at end of
  period                                      $0.90      $0.96    $0.85    $0.63    $1.06       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,118      6,484  250,167  182,177  115,892       --
--------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.84    $0.60    $1.02    $1.00       --
Accumulation unit
  value at end of
  period                                      $1.05      $1.04    $0.84    $0.60    $1.02       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,354      1,342    1,238      929      534       --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $1.04    $0.75    $1.21    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.14      $1.15    $1.04    $0.75    $1.21    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,127      2,062    1,651      807      641      321
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.42      $1.27    $0.96    $1.57    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.50      $1.42    $1.27    $0.96    $1.57    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,346      9,996   10,420   10,996   10,760    2,967
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.90    $0.64    $1.16    $1.28    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.08    $0.90    $0.64    $1.16    $1.28
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,699      5,173   38,110   50,443   20,119   11,119
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.41      $1.07    $0.69    $1.31    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.29      $1.41    $1.07    $0.69    $1.31    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,626      3,564    3,043    2,825    2,863    8,501
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.85    $0.64    $1.20    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.89      $1.02    $0.85    $0.64    $1.20    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,876      2,095   52,314   49,940   38,901   12,041
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $0.94    $0.72    $1.21    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.14    $0.94    $0.72    $1.21    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      668        663      607      615      433      124
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $1.00    $0.72    $1.22    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.14    $1.00    $0.72    $1.22    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,735      4,933    5,430    5,426    5,428    2,158
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.32      $1.16    $0.99    $1.17    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.31      $1.32    $1.16    $0.99    $1.17    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   48,110     52,025  270,231  222,194  182,029   37,454
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.89    $0.66    $1.07    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.05      $1.09    $0.89    $0.66    $1.07    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,137      4,833    5,411    5,373    5,501    2,177
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 135

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (9/15/2006)
Accumulation unit
  value at beginning
  of period                                   $0.96      $0.85    $0.65    $1.12    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $0.91      $0.96    $0.85    $0.65    $1.12    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,205      1,186    1,308    1,236    1,705      113
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.28      $1.14    $0.95    $1.14    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.29      $1.28    $1.14    $0.95    $1.14    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   14,599     13,843  143,534  158,174  117,365   42,994
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    9,262      4,608       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  194,646    212,702       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   19,166      9,779       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  278,439    245,306       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.91    $0.70    $1.15    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.00    $0.91    $0.70    $1.15    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,460      5,128  244,849  135,010   80,555   31,988
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.18      $0.98    $0.72    $1.16    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.18    $0.98    $0.72    $1.16    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      832        889      792      682      661       84
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   87,051     57,790       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.09      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                1,602,861  1,685,221       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   51,157     33,804       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.09      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  850,053    918,448       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   38,847     21,323       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  501,599    497,806       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.19      $0.97    $0.72    $1.06    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $1.13      $1.19    $0.97    $0.72    $1.06    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,661      5,660  145,260  131,215   85,865   10,682
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 136 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.41      $1.14    $0.77    $1.43    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.19      $1.41    $1.14    $0.77    $1.43    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   12,955     14,811   75,441   53,867   29,049   11,710
--------------------------------------------------------------------------------------------------
WANGER USA (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $0.95    $0.67    $1.13    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.15    $0.95    $0.67    $1.13    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,675     11,753   60,871   53,861   36,284    4,737
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.88    $0.77    $1.33    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.87      $1.01    $0.88    $0.77    $1.33    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,409      3,739  122,714    2,444    2,285      776
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.25      $1.02    $0.70    $1.18    $1.11    $1.00
Accumulation unit
  value at end of
  period                                      $1.17      $1.25    $1.02    $0.70    $1.18    $1.11
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,080      1,135    1,197    1,080      959      327
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.42      $1.13    $0.75    $1.29    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.34      $1.42    $1.13    $0.75    $1.29    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,337      5,102    4,669    3,444    3,245      854
--------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.08    $0.71    $1.37    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.26    $1.08    $0.71    $1.37    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      922      1,049    1,057      587      365    1,142
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.85    $0.71    $1.22    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $0.95    $0.85    $0.71    $1.22    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,717      1,850    2,039    1,592    1,556      507
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.82      $0.80    $0.60    $1.30    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $0.65      $0.82    $0.80    $0.60    $1.30    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,020     11,867   40,250   87,244   38,356    8,397
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.99    $0.73    $1.23    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.08    $0.99    $0.73    $1.23    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      274        306      239      150      158      111
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.07    $0.83    $1.12    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.24      $1.26    $1.07    $0.83    $1.12    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,224      2,309   17,413   21,846   20,594      250
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.95    $0.72    $1.24    $1.04    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.09    $0.95    $0.72    $1.24    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      591        853      821      577      514    7,306
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.93    $0.79    $1.09    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.04      $1.04    $0.93    $0.79    $1.09    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,303      4,363    4,264    3,835    3,320    1,105
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.97    $0.79    $1.13    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.07    $0.97    $0.79    $1.13    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,998      3,328    4,084    1,157    1,380      306
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $1.06    $1.07    $1.06    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.05    $1.06    $1.07    $1.06    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,906     12,070   19,630   37,395   21,785    9,715
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 137

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.23      $1.14    $1.01    $1.09    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.29      $1.23    $1.14    $1.01    $1.09    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   19,814     22,789  328,316  248,818  163,183   34,539
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.89    $0.71    $1.20    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.03    $0.89    $0.71    $1.20    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   15,637     18,439  227,242  159,469   71,512   20,717
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.96      $0.82    $0.67    $1.17    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $1.00      $0.96    $0.82    $0.67    $1.17    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      417        368      375      366      461      129
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.71      $1.45    $0.84    $1.83    $1.34    $1.00
Accumulation unit
  value at end of
  period                                      $1.34      $1.71    $1.45    $0.84    $1.83    $1.34
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,522      6,267   25,932   45,352   16,836    3,634
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.28      $1.21    $1.10    $1.12    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.33      $1.28    $1.21    $1.10    $1.12    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,279      7,961  103,933   79,449   54,634    9,735
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.19      $1.15    $1.09    $1.10    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.29      $1.19    $1.15    $1.09    $1.10    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,537      6,274  157,675   48,593   33,414   12,575
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.28      $1.15    $0.81    $1.09    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.34      $1.28    $1.15    $0.81    $1.09    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,784      3,432    2,847    2,027    1,780      588
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.38      $1.22    $0.80    $1.08    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.44      $1.38    $1.22    $0.80    $1.08    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,135      6,185    5,553    2,850    3,380    1,111
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.37      $1.23    $0.87    $1.08    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.44      $1.37    $1.23    $0.87    $1.08    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,947      5,172  132,844   59,935   38,612   11,996
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.97    $0.77    $1.31    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.10    $0.97    $0.77    $1.31    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,620      1,824    1,873    1,656    1,210      490
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.86    $0.64    $1.16    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.00    $0.86    $0.64    $1.16    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,062      1,117    1,096    1,181    1,382      367
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $0.95    $0.76    $1.27    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.15    $0.95    $0.76    $1.27    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,920      9,404  185,351  110,062   51,553   11,519
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $0.99    $0.73    $1.42    $1.20    $1.00
Accumulation unit
  value at end of
  period                                      $0.92      $1.11    $0.99    $0.73    $1.42    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,379      4,074    4,454    4,367    2,855    5,330
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.30      $1.04    $0.64    $1.18    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.30    $1.04    $0.64    $1.18    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,540      1,299      899      309      239      160
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.90    $0.65    $1.19    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $1.09    $0.90    $0.65    $1.19    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,744      4,691   16,209   25,171   13,681   10,320
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 138 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.92    $0.74    $1.19    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.05      $1.04    $0.92    $0.74    $1.19    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,396      2,080    1,603    1,026    1,015      235
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.85    $0.69    $1.14    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $1.02    $0.85    $0.69    $1.14    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      463        376      286      100      168       24
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.87    $0.63    $1.04    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $1.09    $0.87    $0.63    $1.04    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      676        617      362      263      187       54
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $1.08    $1.03    $1.07    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.10    $1.08    $1.03    $1.07    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,279      6,531    6,712    3,556    1,592      369
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.91    $0.77    $1.18    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $0.91      $1.05    $0.91    $0.77    $1.18    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,100      5,474    4,737    3,330    1,797    5,526
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.96    $0.78    $1.37    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.88      $1.04    $0.96    $0.78    $1.37    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,401      1,476    1,405    1,322      712      187
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $1.06    $0.74    $1.03    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.16      $1.14    $1.06    $0.74    $1.03    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    9,888      9,427   85,892   52,812   32,564   11,485
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.12      $0.97    $0.72    $1.27    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.07      $1.12    $0.97    $0.72    $1.27    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   19,196     20,266   55,492  108,730   62,826   21,709
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.31      $1.03    $0.74    $1.24    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.15      $1.31    $1.03    $0.74    $1.24    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   11,982     13,369   55,298   70,935   30,848    8,140
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.93    $0.74    $1.34    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.85      $1.04    $0.93    $0.74    $1.34    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,595      1,884    1,988    1,887    1,417      577
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.76      $0.64    $0.54    $0.95    $1.21    $1.00
Accumulation unit
  value at end of
  period                                      $0.71      $0.76    $0.64    $0.54    $0.95    $1.21
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,952      3,862    3,724    3,060    2,707    1,034
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.89    $0.70    $1.05    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.13    $0.89    $0.70    $1.05    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,786      3,986    3,930    3,508    3,160      896
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.99      $0.90    $0.73    $1.17    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $0.99    $0.90    $0.73    $1.17    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,373      7,190    7,366    7,976    8,346    2,910
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.91      $0.82    $0.68    $1.10    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $0.91    $0.82    $0.68    $1.10    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,023      1,238    1,364    1,887    2,280    1,088
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 139

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.93      $0.81    $0.68    $1.20    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.84      $0.93    $0.81    $0.68    $1.20    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      520        318      504      452      376      159
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van
Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I.
American Franchise Fund, Series II Shares.
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.88    $0.63    $1.20    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.04    $0.88    $0.63    $1.20    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      948      1,017    1,177    1,144    1,126      320
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
--------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES II SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period                                   $1.00         --       --       --       --       --
Accumulation unit
  value at end of
  period                                      $0.91         --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,651         --       --       --       --       --
--------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $1.06    $0.84    $1.20    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.13      $1.10    $1.06    $0.84    $1.20    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,130        988      923      830      730    3,445
--------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.22      $1.10    $0.82    $1.40    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.12      $1.22    $1.10    $0.82    $1.40    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,450      3,301   69,225   53,378   18,933       98
--------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.88    $0.69    $1.09    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.01    $0.88    $0.69    $1.09    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,635      4,681   59,457   70,085   36,823   14,779
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                                   $0.96      $0.85    $0.63    $1.06    $1.00       --
Accumulation unit
  value at end of
  period                                      $0.89      $0.96    $0.85    $0.63    $1.06       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,226      3,982  186,397  119,627   61,515       --
--------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.84    $0.60    $1.02    $1.00       --
Accumulation unit
  value at end of
  period                                      $1.04      $1.04    $0.84    $0.60    $1.02       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      782        879      836      406      182       --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $1.03    $0.75    $1.21    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.14      $1.15    $1.03    $0.75    $1.21    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,252      1,320    1,309      556      314       77
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.42      $1.26    $0.96    $1.56    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.49      $1.42    $1.26    $0.96    $1.56    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,414      4,597    4,766    4,903    4,728    1,198
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.89    $0.64    $1.16    $1.28    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.08    $0.89    $0.64    $1.16    $1.28
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,474      3,753   28,363   32,801   11,264    5,010
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.40      $1.07    $0.69    $1.31    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.29      $1.40    $1.07    $0.69    $1.31    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,237      1,802    1,865    2,003    1,241    3,807
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.84    $0.63    $1.20    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.88      $1.02    $0.84    $0.63    $1.20    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,289      1,411   38,615   32,229   20,665    5,540
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $0.94    $0.72    $1.21    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.14    $0.94    $0.72    $1.21    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      543        527      473      442      467      131
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 140 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $0.99    $0.72    $1.22    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.14    $0.99    $0.72    $1.22    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,786      2,749    2,662    2,483    2,223      890
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.31      $1.16    $0.99    $1.17    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.31      $1.31    $1.16    $0.99    $1.17    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   23,258     25,717  187,936  133,107   88,028   15,783
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.89    $0.66    $1.07    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.05      $1.08    $0.89    $0.66    $1.07    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,160      3,510    3,623    3,710    3,313    1,148
--------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (9/15/2006)
Accumulation unit
  value at beginning
  of period                                   $0.96      $0.85    $0.65    $1.12    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $0.91      $0.96    $0.85    $0.65    $1.12    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      478        487      614      558      739       14
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.28      $1.14    $0.95    $1.14    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.29      $1.28    $1.14    $0.95    $1.14    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    8,355      8,208  106,125  101,673   60,132   18,644
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   27,379      9,088       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  142,959    168,024       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   25,356     11,374       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  172,997    169,771       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.90    $0.70    $1.15    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.00    $0.90    $0.70    $1.15    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,094      2,609  182,362   88,037   42,507   14,138
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.18      $0.98    $0.72    $1.16    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.18    $0.98    $0.72    $1.16    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      322        235      179       95      225       61
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  158,255     77,581       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                1,147,869  1,296,870       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  110,904     43,655       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  553,318    640,890       --       --       --       --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 141

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   48,500     25,835       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  376,142    404,992       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.19      $0.97    $0.71    $1.06    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $1.12      $1.19    $0.97    $0.71    $1.06    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,309      2,880  107,087   85,156   45,243    4,783
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.40      $1.14    $0.77    $1.43    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.19      $1.40    $1.14    $0.77    $1.43    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,758      7,421   52,684   32,472   14,103    5,176
--------------------------------------------------------------------------------------------------
WANGER USA (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.15      $0.94    $0.67    $1.12    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.15    $0.94    $0.67    $1.12    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,910      6,752   42,795   34,099   19,102    2,525
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.88    $0.77    $1.33    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.87      $1.01    $0.88    $0.77    $1.33    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,958      2,182   91,809    1,394    1,157      403
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.24      $1.02    $0.70    $1.17    $1.11    $1.00
Accumulation unit
  value at end of
  period                                      $1.16      $1.24    $1.02    $0.70    $1.17    $1.11
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,727        711      701      883      413      120
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.41      $1.13    $0.75    $1.29    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.33      $1.41    $1.13    $0.75    $1.29    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,868      2,174    1,953    1,467    1,102      248
--------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.25      $1.07    $0.71    $1.36    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.25    $1.07    $0.71    $1.36    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       48         56       84       38       42       66
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.94      $0.84    $0.71    $1.21    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $0.94    $0.84    $0.71    $1.21    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      277        181      220      213      268       73
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.81      $0.79    $0.60    $1.29    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $0.65      $0.81    $0.79    $0.60    $1.29    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,158      1,366    2,588    5,358    3,278      875
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.99    $0.73    $1.23    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.02      $1.07    $0.99    $0.73    $1.23    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       17         20        9       12       15       12
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.25      $1.07    $0.83    $1.11    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.23      $1.25    $1.07    $0.83    $1.11    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      327        359      844    1,325    1,557       76
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.95    $0.71    $1.24    $1.04    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.09    $0.95    $0.71    $1.24    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       96         90       96       60       54      508
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 142 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.93    $0.78    $1.09    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.04    $0.93    $0.78    $1.09    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,106        984      753      477      423      118
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.96    $0.78    $1.13    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.07    $0.96    $0.78    $1.13    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      953        983      874      134      177       42
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.05    $1.06    $1.05    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.04    $1.05    $1.06    $1.05    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,601      4,655    7,805   12,817    6,443    2,340
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.22      $1.14    $1.01    $1.09    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.28      $1.22    $1.14    $1.01    $1.09    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,034      3,814   21,366   18,072   15,662    3,649
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.89    $0.71    $1.20    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.03    $0.89    $0.71    $1.20    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,480      2,761   11,781    9,201    5,950    2,080
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.82    $0.67    $1.17    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.99      $0.95    $0.82    $0.67    $1.17    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      209        162      160      123      116       17
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.70      $1.44    $0.84    $1.83    $1.34    $1.00
Accumulation unit
  value at end of
  period                                      $1.33      $1.70    $1.44    $0.84    $1.83    $1.34
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      686        847    1,478    2,146    1,134      297
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.27      $1.21    $1.10    $1.12    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.32      $1.27    $1.21    $1.10    $1.12    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,327      1,441    7,312    6,376    5,574    1,823
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.18      $1.15    $1.09    $1.10    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.28      $1.18    $1.15    $1.09    $1.10    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,099      1,299    9,808    3,985    3,202    1,572
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.27      $1.15    $0.81    $1.09    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.33      $1.27    $1.15    $0.81    $1.09    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      509        520      504      321      388      166
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.37      $1.21    $0.80    $1.08    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.43      $1.37    $1.21    $0.80    $1.08    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      822        741      732      714      778      163
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.36      $1.22    $0.87    $1.08    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.43      $1.36    $1.22    $0.87    $1.08    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      713        895    7,104    3,302    2,730    1,216
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.97    $0.77    $1.31    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $1.09    $0.97    $0.77    $1.31    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      273        313      271      145      164       97
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.99      $0.86    $0.63    $1.15    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $0.99    $0.86    $0.63    $1.15    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      250        311      255      110      192       64
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $0.95    $0.76    $1.27    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.14    $0.95    $0.76    $1.27    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,215      1,359    8,903    5,685    3,534    1,110
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 143

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $0.98    $0.72    $1.42    $1.20    $1.00
Accumulation unit
  value at end of
  period                                      $0.91      $1.11    $0.98    $0.72    $1.42    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      469        557      523      415      517      474
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.29      $1.04    $0.64    $1.18    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.29    $1.04    $0.64    $1.18    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      118        127       95       46       47       28
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.90    $0.64    $1.19    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.09    $0.90    $0.64    $1.19    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      403        460      951    1,356    1,081      810
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.91    $0.74    $1.18    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.04      $1.04    $0.91    $0.74    $1.18    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      438        441      294      214      205       12
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.85    $0.68    $1.14    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.01    $0.85    $0.68    $1.14    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       81         89       53        5        4        3
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.87    $0.63    $1.04    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.09    $0.87    $0.63    $1.04    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       59         82       83       22       46       24
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.07    $1.03    $1.07    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.09    $1.07    $1.03    $1.07    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,823      2,648    2,470    1,011      451       45
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.05      $0.91    $0.77    $1.18    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $0.90      $1.05    $0.91    $0.77    $1.18    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      583        663      769      609      510      738
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.96    $0.78    $1.36    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.87      $1.04    $0.96    $0.78    $1.36    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      280        311      312      230      123       66
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $1.05    $0.74    $1.03    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.15      $1.14    $1.05    $0.74    $1.03    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,005      1,589    5,344    4,095    3,491    1,613
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $0.96    $0.72    $1.27    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.07      $1.11    $0.96    $0.72    $1.27    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,966      3,081    4,468    6,247    4,856    1,983
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.30      $1.02    $0.74    $1.24    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.14      $1.30    $1.02    $0.74    $1.24    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,819      2,025    3,636    4,270    2,609      824
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.92    $0.74    $1.34    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.84      $1.03    $0.92    $0.74    $1.34    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      320        390      449      372      336      120
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.75      $0.63    $0.53    $0.94    $1.20    $1.00
Accumulation unit
  value at end of
  period                                      $0.70      $0.75    $0.63    $0.53    $0.94    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      568        694      600      374      322      108
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.89    $0.70    $1.05    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.07      $1.13    $0.89    $0.70    $1.05    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      295        341      328      274      319      119
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 144 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.91    $0.73    $1.17    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.00    $0.91    $0.73    $1.17    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      946      1,026      936      862      939      403
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.91      $0.81    $0.68    $1.09    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.93      $0.91    $0.81    $0.68    $1.09    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      304        348      278      233      489      186
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.92      $0.81    $0.68    $1.20    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.84      $0.92    $0.81    $0.68    $1.20    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       79        111       69       38       37       15
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van
Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I.
American Franchise Fund, Series II Shares.
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.88    $0.63    $1.20    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $1.03    $0.88    $0.63    $1.20    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       70         99      108       95      140       33
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco
  Van Kampen V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
--------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES II SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period                                   $1.00         --       --       --       --       --
Accumulation unit
  value at end of
  period                                      $0.91         --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       68         --       --       --       --       --
--------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.06    $0.84    $1.19    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.12      $1.09    $1.06    $0.84    $1.19    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       97         39       42       21       34      203
--------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.21      $1.09    $0.82    $1.39    $1.23    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.21    $1.09    $0.82    $1.39    $1.23
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      319        368    3,232    2,467    1,191       21
--------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.88    $0.69    $1.09    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.00    $0.88    $0.69    $1.09    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      703        826    3,240    3,645    2,734    1,254
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.84    $0.63    $1.06    $1.00       --
Accumulation unit
  value at end of
  period                                      $0.89      $0.95    $0.84    $0.63    $1.06       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      359        477    8,361    5,624    3,686       --
--------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.84    $0.59    $1.02    $1.00       --
Accumulation unit
  value at end of
  period                                      $1.04      $1.04    $0.84    $0.59    $1.02       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       47         46       51       16        5       --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $1.03    $0.75    $1.20    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.13      $1.14    $1.03    $0.75    $1.20    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      320        308      341      166      147       60
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.41      $1.26    $0.96    $1.56    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.48      $1.41    $1.26    $0.96    $1.56    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      531        519      499      436      440      101
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.39      $1.07    $0.69    $1.31    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.28      $1.39    $1.07    $0.69    $1.31    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      205        188      206      163      210      295
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.84    $0.63    $1.19    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.88      $1.01    $0.84    $0.63    $1.19    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       91        109    1,622    1,455    1,246      432
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 145

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.93    $0.72    $1.21    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.13    $0.93    $0.72    $1.21    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      128        113       71       70       31       13
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.99    $0.72    $1.22    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.02      $1.13    $0.99    $0.72    $1.22    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      847        807      631      521      383      108
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.31      $1.15    $0.99    $1.17    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.30      $1.31    $1.15    $0.99    $1.17    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,013      4,615   13,258   11,659   10,327    3,211
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.89    $0.66    $1.07    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.04      $1.08    $0.89    $0.66    $1.07    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      352        430      378      262      374      133
--------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (9/15/2006)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.84    $0.64    $1.12    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $0.90      $0.95    $0.84    $0.64    $1.12    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      126        183      120       74       45       --
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.27      $1.14    $0.95    $1.14    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.28      $1.27    $1.14    $0.95    $1.14    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,096      1,585    5,695    5,995    4,401    1,767
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,375        203       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,638      4,914       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.06      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,692      1,762       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.06      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   19,589     23,879       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.99      $0.90    $0.69    $1.14    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $0.99    $0.90    $0.69    $1.14    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      218        345    7,802    4,317    2,683    1,144
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.17      $0.97    $0.72    $1.15    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.17    $0.97    $0.72    $1.15    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       74         61       32       32       20        2
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   14,804      7,564       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   45,364     50,299       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,528      3,727       --       --       --       --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 146 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   22,032     24,539       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,257      1,853       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   24,570     26,919       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                   $1.19      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.19       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       --         --       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.18      $0.96    $0.71    $1.05    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.18    $0.96    $0.71    $1.05    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      322        442    4,674    3,930    2,808      336
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.39      $1.13    $0.76    $1.42    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.18      $1.39    $1.13    $0.76    $1.42    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      782        886    2,664    1,819    1,115      495
--------------------------------------------------------------------------------------------------
WANGER USA (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $0.94    $0.67    $1.12    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.14    $0.94    $0.67    $1.12    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      928        987    2,463    2,064    1,447      279
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.87    $0.77    $1.33    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.86      $1.00    $0.87    $0.77    $1.33    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      219        250    4,686       97      111       62
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.24      $1.01    $0.69    $1.17    $1.11    $1.00
Accumulation unit
  value at end of
  period                                      $1.15      $1.24    $1.01    $0.69    $1.17    $1.11
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      291         83       61       40       29        7
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.40      $1.12    $0.74    $1.28    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.32      $1.40    $1.12    $0.74    $1.28    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      313        351      260      183      186       65
--------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.25      $1.07    $0.71    $1.36    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.25    $1.07    $0.71    $1.36    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      293        443      419      280      300      564
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.94      $0.84    $0.71    $1.21    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $0.94    $0.84    $0.71    $1.21    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      431        492      733      800      801      293
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.81      $0.79    $0.60    $1.29    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $0.65      $0.81    $0.79    $0.60    $1.29    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,688      5,887   17,833   45,368   24,195    5,843
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.99    $0.73    $1.23    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.02      $1.07    $0.99    $0.73    $1.23    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      485        344      242      206      102       23
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 147

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.25      $1.06    $0.83    $1.11    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.22      $1.25    $1.06    $0.83    $1.11    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,278      1,384    6,247   11,348   12,685      267
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.95    $0.71    $1.24    $1.04    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.08    $0.95    $0.71    $1.24    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      337        421      482      466      414    4,125
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.93    $0.78    $1.08    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.03    $0.93    $0.78    $1.08    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,947      2,972    3,160    2,591    2,786      903
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.96    $0.78    $1.13    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.07    $0.96    $0.78    $1.13    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,107      2,324    2,917      622      930      225
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.05    $1.06    $1.05    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.02      $1.04    $1.05    $1.06    $1.05    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,783      8,312   14,792   30,883   25,294    9,800
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.22      $1.14    $1.01    $1.09    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.28      $1.22    $1.14    $1.01    $1.09    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   12,964     15,943  167,503  147,502  119,779   26,100
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.89    $0.71    $1.20    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $1.02    $0.89    $0.71    $1.20    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,829      9,754   98,890   78,564   42,436   14,023
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.82    $0.67    $1.17    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $0.95    $0.82    $0.67    $1.17    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      340        256      304      444      536      207
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.70      $1.44    $0.84    $1.83    $1.34    $1.00
Accumulation unit
  value at end of
  period                                      $1.32      $1.70    $1.44    $0.84    $1.83    $1.34
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,465      3,314   10,719   21,216    9,418    2,130
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.27      $1.21    $1.10    $1.12    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.31      $1.27    $1.21    $1.10    $1.12    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,320      6,376   53,805   47,521   39,217    7,409
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.18      $1.14    $1.09    $1.10    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.28      $1.18    $1.14    $1.09    $1.10    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,489      7,441   79,690   30,533   23,879    9,303
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.14    $0.81    $1.09    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.33      $1.26    $1.14    $0.81    $1.09    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,152      2,199    2,059    1,829    1,757      576
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.36      $1.21    $0.80    $1.08    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.42      $1.36    $1.21    $0.80    $1.08    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,685      4,147    4,227    2,938    3,520    1,205
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.36      $1.22    $0.87    $1.08    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.42      $1.36    $1.22    $0.87    $1.08    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,834      4,656   62,856   31,638   24,436    8,700
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $0.97    $0.77    $1.31    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $1.09    $0.97    $0.77    $1.31    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,050      1,317    1,358    1,342    1,247      266
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 148 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.99      $0.86    $0.63    $1.15    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $0.99    $0.86    $0.63    $1.15    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      332        442      473      586      868      220
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $0.95    $0.76    $1.27    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.14    $0.95    $0.76    $1.27    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,130      5,333   81,378   54,827   31,528    7,437
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.98    $0.72    $1.42    $1.20    $1.00
Accumulation unit
  value at end of
  period                                      $0.91      $1.10    $0.98    $0.72    $1.42    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,680      2,130    2,414    2,757    2,052    3,503
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.29      $1.04    $0.64    $1.18    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.29    $1.04    $0.64    $1.18    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      469        651      529      153      191       44
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.90    $0.64    $1.19    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.08    $0.90    $0.64    $1.19    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,073      2,723    6,758   12,410    8,621    6,289
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.91    $0.73    $1.18    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.04      $1.03    $0.91    $0.73    $1.18    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,085      1,006      911    1,062    1,259      361
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.85    $0.68    $1.14    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.01    $0.85    $0.68    $1.14    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      337        384      274      159       73       20
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.87    $0.63    $1.04    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $1.08    $0.87    $0.63    $1.04    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      404        366      285      123      147       51
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.07    $1.03    $1.07    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.09    $1.07    $1.03    $1.07    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,602      6,485    6,519    5,026    2,324      623
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.91    $0.77    $1.18    $1.01    $1.00
Accumulation unit
  value at end of
  period                                      $0.90      $1.04    $0.91    $0.77    $1.18    $1.01
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,577      2,791    2,321    1,653    1,007    3,433
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.95    $0.77    $1.36    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.87      $1.03    $0.95    $0.77    $1.36    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      458        646      764      826      586      205
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $1.05    $0.74    $1.03    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.15      $1.13    $1.05    $0.74    $1.03    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    8,341      8,780   44,355   33,621   26,240   10,136
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.11      $0.96    $0.72    $1.27    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.06      $1.11    $0.96    $0.72    $1.27    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,542     11,951   26,262   55,331   38,145   14,254
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.29      $1.02    $0.74    $1.24    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.14      $1.29    $1.02    $0.74    $1.24    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,555      6,949   23,688   36,142   18,414    5,441
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.92    $0.74    $1.34    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.84      $1.03    $0.92    $0.74    $1.34    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,077      1,365    1,556    1,670    1,294      483
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 149

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.76      $0.63    $0.54    $0.95    $1.21    $1.00
Accumulation unit
  value at end of
  period                                      $0.70      $0.76    $0.63    $0.54    $0.95    $1.21
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,525      2,730    2,586    2,319    2,457    1,107
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.12      $0.89    $0.69    $1.05    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.06      $1.12    $0.89    $0.69    $1.05    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,730      1,829    1,834    2,047    2,059    1,064
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.99      $0.90    $0.72    $1.16    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $0.99    $0.90    $0.72    $1.16    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,076      4,866    5,084    5,780    6,302    2,030
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.91      $0.81    $0.68    $1.09    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.93      $0.91    $0.81    $0.68    $1.09    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      487        575      698      825    1,284      665
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.92      $0.81    $0.68    $1.20    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $0.83      $0.92    $0.81    $0.68    $1.20    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      307        333      334      387      388      257
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van
Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I.
American Franchise Fund, Series II Shares.
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.88    $0.63    $1.20    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $1.03    $0.88    $0.63    $1.20    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      482        594      668      674      879      252
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco
  Van Kampen V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
--------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES II SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period                                   $1.00         --       --       --       --       --
Accumulation unit
  value at end of
  period                                      $0.91         --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      439         --       --       --       --       --
--------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.05    $0.84    $1.19    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.12      $1.09    $1.05    $0.84    $1.19    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      508        571      583      577      362    1,832
--------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.21      $1.09    $0.82    $1.39    $1.23    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.21    $1.09    $0.82    $1.39    $1.23
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,632      2,081   29,799   26,041   11,042      102
--------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.88    $0.69    $1.09    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.00    $0.88    $0.69    $1.09    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,455      2,823   26,277   34,546   21,804    9,512
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.84    $0.63    $1.06    $1.00       --
Accumulation unit
  value at end of
  period                                      $0.89      $0.95    $0.84    $0.63    $1.06       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,713      2,336   80,099   57,559   35,017       --
--------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.84    $0.59    $1.01    $1.00       --
Accumulation unit
  value at end of
  period                                      $1.04      $1.03    $0.84    $0.59    $1.01       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      337        376      292      292      125       --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $1.03    $0.75    $1.20    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.13      $1.14    $1.03    $0.75    $1.20    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      500        777      698      479      325       80
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.41      $1.26    $0.96    $1.56    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.48      $1.41    $1.26    $0.96    $1.56    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,758      3,729    4,001    3,917    3,235    1,005
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 150 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.89    $0.64    $1.16    $1.28    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.07    $0.89    $0.64    $1.16    $1.28
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,093      2,262   11,746   15,705    6,278    3,387
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.39      $1.06    $0.69    $1.31    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.27      $1.39    $1.06    $0.69    $1.31    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,364      1,265    1,329    1,340    1,013    2,328
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.01      $0.84    $0.63    $1.19    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.87      $1.01    $0.84    $0.63    $1.19    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      538        552   15,761   15,089   11,632    3,205
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.93    $0.72    $1.20    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.13    $0.93    $0.72    $1.20    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      131        209      165      155      142       29
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.99    $0.72    $1.22    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.02      $1.13    $0.99    $0.72    $1.22    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,548      1,898    1,750    1,612    1,649      663
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.30      $1.15    $0.98    $1.17    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.29      $1.30    $1.15    $0.98    $1.17    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   20,543     24,561  104,395   90,372   69,486   12,934
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.88    $0.65    $1.07    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.04      $1.07    $0.88    $0.65    $1.07    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,536      1,853    1,891    1,925    2,045      715
--------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (9/15/2006)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.84    $0.64    $1.11    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $0.90      $0.95    $0.84    $0.64    $1.11    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      506        543      623      441      420       98
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.13    $0.95    $1.14    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.27      $1.26    $1.13    $0.95    $1.14    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,150      6,043   48,834   54,964   38,718   12,825
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,924      2,155       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   39,654     44,198       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.06      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   23,540      9,822       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.06      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   98,218    111,907       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.99      $0.90    $0.69    $1.14    $1.11    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $0.99    $0.90    $0.69    $1.14    $1.11
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,276      1,523   76,995   42,822   24,777    8,957
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.17      $0.97    $0.72    $1.15    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.17    $0.97    $0.72    $1.15    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      180        165      158      145      181       32
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 151

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   89,953     39,307       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  467,312    551,507       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   42,475     20,188       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  158,719    191,048       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   40,844     16,388       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                  209,263    234,736       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.18      $0.96    $0.71    $1.05    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.18    $0.96    $0.71    $1.05    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,083      1,348   44,669   40,609   26,141    2,786
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.39      $1.13    $0.76    $1.42    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.17      $1.39    $1.13    $0.76    $1.42    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,546      4,286   22,622   16,160    9,249    3,490
--------------------------------------------------------------------------------------------------
WANGER USA (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.14      $0.94    $0.67    $1.12    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.09      $1.14    $0.94    $0.67    $1.12    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,943      3,589   18,458   16,958   11,392    1,995
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.87    $0.76    $1.33    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.86      $1.00    $0.87    $0.76    $1.33    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,409      1,555   42,775    1,018      830      382
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.23      $1.01    $0.69    $1.17    $1.11    $1.00
Accumulation unit
  value at end of
  period                                      $1.15      $1.23    $1.01    $0.69    $1.17    $1.11
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,313        354      325      296      211       37
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.40      $1.12    $0.74    $1.28    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.32      $1.40    $1.12    $0.74    $1.28    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,008      1,248    1,279    1,063      968      178
--------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.24      $1.06    $0.70    $1.36    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $1.24    $1.06    $0.70    $1.36    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      100        117      215      114       83       43
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.93      $0.84    $0.71    $1.21    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $0.93    $0.84    $0.71    $1.21    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      157        138      212      193      302       65
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 152 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.81      $0.79    $0.59    $1.29    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $0.64      $0.81    $0.79    $0.59    $1.29    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,110      1,489    2,691    7,868    5,603    1,561
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.06      $0.98    $0.73    $1.22    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.01      $1.06    $0.98    $0.73    $1.22    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       65         21       25       50       38        4
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.24      $1.06    $0.83    $1.11    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.21      $1.24    $1.06    $0.83    $1.11    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      370        358      730    2,024    2,413       40
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.94    $0.71    $1.24    $1.04    $1.00
Accumulation unit
  value at end of
  period                                      $1.07      $1.08    $0.94    $0.71    $1.24    $1.04
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       78        181       47      127      152      530
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.92    $0.78    $1.08    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.02      $1.03    $0.92    $0.78    $1.08    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,036      1,001      881      939      802      213
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.06      $0.95    $0.78    $1.13    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $1.07      $1.06    $0.95    $0.78    $1.13    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      547        809      907      375      619      350
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $1.04    $1.06    $1.05    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.02      $1.03    $1.04    $1.06    $1.05    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,106      5,325   11,291   21,135   15,777    7,385
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.21      $1.13    $1.00    $1.09    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.27      $1.21    $1.13    $1.00    $1.09    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    6,538      7,525   31,929   31,170   28,774    5,708
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.88    $0.70    $1.20    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $0.95      $1.02    $0.88    $0.70    $1.20    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,178      2,845   12,785   12,673    9,098    3,489
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.94      $0.81    $0.67    $1.17    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.98      $0.94    $0.81    $0.67    $1.17    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       73         68       89       86      136       38
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.69      $1.43    $0.83    $1.82    $1.34    $1.00
Accumulation unit
  value at end of
  period                                      $1.31      $1.69    $1.43    $0.83    $1.82    $1.34
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      649        760    1,330    2,601    1,669      340
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.20    $1.09    $1.11    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.30      $1.26    $1.20    $1.09    $1.11    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,021      2,598    9,993    9,621    9,331    1,982
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.17      $1.14    $1.08    $1.10    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.27      $1.17    $1.14    $1.08    $1.10    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,570      2,975   13,553    7,067    5,715    2,119
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.14    $0.80    $1.08    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.32      $1.26    $1.14    $0.80    $1.08    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,088      1,127    1,227    1,097      885      286
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.35      $1.21    $0.80    $1.08    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.41      $1.35    $1.21    $0.80    $1.08    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,554      1,702    1,816    1,461    1,856      514
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 153

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.35      $1.21    $0.86    $1.08    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.41      $1.35    $1.21    $0.86    $1.08    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,249      1,525    8,735    4,855    4,738    1,866
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.96    $0.77    $1.30    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.93      $1.08    $0.96    $0.77    $1.30    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      229        219      250      182      260      100
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.98      $0.85    $0.63    $1.15    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $0.98    $0.85    $0.63    $1.15    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      159        196      245      206      237       69
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 1) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.94    $0.75    $1.26    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.13    $0.94    $0.75    $1.26    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,189      1,476    9,757    8,302    5,811    1,493
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.98    $0.72    $1.42    $1.20    $1.00
Accumulation unit
  value at end of
  period                                      $0.90      $1.10    $0.98    $0.72    $1.42    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      399        496      668      887      819      748
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.28      $1.03    $0.64    $1.18    $1.05    $1.00
Accumulation unit
  value at end of
  period                                      $1.07      $1.28    $1.03    $0.64    $1.18    $1.05
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       83        156      178       81       89       16
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.89    $0.64    $1.19    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.08    $0.89    $0.64    $1.19    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      426        538      929    1,749    1,681    1,085
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.91    $0.73    $1.18    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.03    $0.91    $0.73    $1.18    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      397        470      728      476      499       10
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.84    $0.68    $1.14    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.00    $0.84    $0.68    $1.14    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       72         53       17       23       41       15
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $0.86    $0.63    $1.03    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $0.97      $1.08    $0.86    $0.63    $1.03    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       71         70       90       22       19        5
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $1.07    $1.02    $1.07    $1.03    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.08    $1.07    $1.02    $1.07    $1.03
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    4,378      4,382    4,922    2,703    1,689      130
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.04      $0.90    $0.77    $1.17    $1.01    $1.00
Accumulation unit
  value at end of
  period                                      $0.89      $1.04    $0.90    $0.77    $1.17    $1.01
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      950      1,182    1,097      883      655      700
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.95    $0.77    $1.36    $1.18    $1.00
Accumulation unit
  value at end of
  period                                      $0.86      $1.03    $0.95    $0.77    $1.36    $1.18
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      368        444      454      317      164       35
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $1.05    $0.74    $1.03    $1.02    $1.00
Accumulation unit
  value at end of
  period                                      $1.14      $1.13    $1.05    $0.74    $1.03    $1.02
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    3,788      4,453    8,753    8,356    9,232    4,655
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.10      $0.95    $0.71    $1.27    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.05      $1.10    $0.95    $0.71    $1.27    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,701      3,123    4,857    9,818    8,451    3,216
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 154 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.29      $1.01    $0.74    $1.24    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.13      $1.29    $1.01    $0.74    $1.24    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,256      1,724    3,813    6,011    4,186    1,152
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.92    $0.74    $1.34    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $0.83      $1.02    $0.92    $0.74    $1.34    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      461        655      683      624      609      234
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.74      $0.62    $0.53    $0.94    $1.20    $1.00
Accumulation unit
  value at end of
  period                                      $0.69      $0.74    $0.62    $0.53    $0.94    $1.20
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      395        588      593      433      489      414
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.12      $0.88    $0.69    $1.05    $1.09    $1.00
Accumulation unit
  value at end of
  period                                      $1.06      $1.12    $0.88    $0.69    $1.05    $1.09
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      462        700      717      685      602      232
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.99      $0.90    $0.72    $1.17    $1.15    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $0.99    $0.90    $0.72    $1.17    $1.15
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,011      1,148    1,338    1,691    1,979      485
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.90      $0.81    $0.68    $1.09    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.92      $0.90    $0.81    $0.68    $1.09    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      143        356      224      335      494      196
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.91      $0.80    $0.68    $1.19    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $0.83      $0.91    $0.80    $0.68    $1.19    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      105        117      143      188      124       96
*Invesco V.I. Capital Appreciation Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Capital Growth Fund, Series II Shares on April 27, 2012.  In addition, Invesco Van
Kampen V.I. Capital Growth Fund, Series II Shares changed its name to Invesco Van Kampen V.I.
American Franchise Fund, Series II Shares.
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES* (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.02      $0.87    $0.62    $1.20    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $0.93      $1.02    $0.87    $0.62    $1.20    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       56         80       79       95      149       13
*Invesco V.I. Capital Development Fund, Series II Shares is scheduled to be merged into Invesco
Van Kampen V.I. Mid Cap Growth Fund, Series II Shares on April 27, 2012.
--------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND, SERIES II SHARES (4/29/2011)
Accumulation unit
  value at beginning
  of period                                   $1.00         --       --       --       --       --
Accumulation unit
  value at end of
  period                                      $0.91         --       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      103         --       --       --       --       --
--------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.08      $1.05    $0.83    $1.19    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.11      $1.08    $1.05    $0.83    $1.19    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      124        120      166      138       69      222
--------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.20      $1.08    $0.81    $1.39    $1.23    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.20    $1.08    $0.81    $1.39    $1.23
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      359        390    3,323    3,345    1,942       14
--------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND, SERIES II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.99      $0.87    $0.69    $1.09    $1.13    $1.00
Accumulation unit
  value at end of
  period                                      $0.96      $0.99    $0.87    $0.69    $1.09    $1.13
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      737        909    3,610    5,243    4,556    1,999
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                                   $0.94      $0.84    $0.63    $1.06    $1.00       --
Accumulation unit
  value at end of
  period                                      $0.88      $0.94    $0.84    $0.63    $1.06       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      591        593    9,009    7,617    5,761       --
--------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO - CLASS I (4/27/2007)
Accumulation unit
  value at beginning
  of period                                   $1.03      $0.83    $0.59    $1.01    $1.00       --
Accumulation unit
  value at end of
  period                                      $1.03      $1.03    $0.83    $0.59    $1.01       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      119        205      205      103       33       --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 155

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $1.02    $0.74    $1.20    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.12      $1.13    $1.02    $0.74    $1.20    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      269        230      223      224      122       57
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.40      $1.25    $0.95    $1.56    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.47      $1.40    $1.25    $0.95    $1.56    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      953        901      892    1,003    1,091      467
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.88    $0.63    $1.16    $1.28    $1.00
Accumulation unit
  value at end of
  period                                      $0.94      $1.07    $0.88    $0.63    $1.16    $1.28
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      425        429    1,188    2,112    1,085      624
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.38      $1.06    $0.68    $1.30    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.26      $1.38    $1.06    $0.68    $1.30    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      203        159      215      268      387      397
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.83    $0.63    $1.19    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.87      $1.00    $0.83    $0.63    $1.19    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       96        100    1,600    1,895    2,072      680
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.12      $0.93    $0.72    $1.20    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.07      $1.12    $0.93    $0.72    $1.20    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       35         32       59       84       42        5
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.12      $0.98    $0.72    $1.22    $1.16    $1.00
Accumulation unit
  value at end of
  period                                      $1.01      $1.12    $0.98    $0.72    $1.22    $1.16
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      588        662      679      693      779      266
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.29      $1.14    $0.98    $1.16    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.28      $1.29    $1.14    $0.98    $1.16    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    7,215      8,228   20,034   21,803   18,995    3,974
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.07      $0.88    $0.65    $1.07    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.03      $1.07    $0.88    $0.65    $1.07    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      302        320      266      350      487      231
--------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (9/15/2006)
Accumulation unit
  value at beginning
  of period                                   $0.95      $0.84    $0.64    $1.11    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $0.89      $0.95    $0.84    $0.64    $1.11    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      383        379      403      323      375        6
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.26      $1.13    $0.94    $1.14    $1.07    $1.00
Accumulation unit
  value at end of
  period                                      $1.26      $1.26    $1.13    $0.94    $1.14    $1.07
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    2,838      2,685    7,054    9,430    7,577    2,481
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    5,014        476       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.12      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.12       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                    1,618      1,928       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.06      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   12,111      3,775       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.04      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.06      $1.04       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   32,521     40,233       --       --       --       --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 156 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                          2011       2010      2009     2008     2007     2006
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $0.98      $0.89    $0.69    $1.14    $1.11    $1.00
Accumulation unit
  value at end of
  period                                      $0.93      $0.98    $0.89    $0.69    $1.14    $1.11
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      280        367    7,956    5,981    4,256    1,499
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.16      $0.97    $0.72    $1.15    $1.10    $1.00
Accumulation unit
  value at end of
  period                                      $1.07      $1.16    $0.97    $0.72    $1.15    $1.10
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                       18        206      151      119       35        6
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   58,637     23,094       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.09      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.09       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   37,613     41,323       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   29,585      7,132       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.11      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.08      $1.11       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   10,729     12,286       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   21,112      8,769       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 4) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                   $1.07      $1.00       --       --       --       --
Accumulation unit
  value at end of
  period                                      $1.07      $1.07       --       --       --       --
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                   38,434     42,735       --       --       --       --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.17      $0.95    $0.71    $1.05    $1.12    $1.00
Accumulation unit
  value at end of
  period                                      $1.10      $1.17    $0.95    $0.71    $1.05    $1.12
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      374        368    4,518    5,050    4,362      417
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.38      $1.12    $0.76    $1.42    $1.24    $1.00
Accumulation unit
  value at end of
  period                                      $1.16      $1.38    $1.12    $0.76    $1.42    $1.24
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      739        910    2,622    2,386    1,978      779
--------------------------------------------------------------------------------------------------
WANGER USA (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.13      $0.93    $0.67    $1.12    $1.08    $1.00
Accumulation unit
  value at end of
  period                                      $1.08      $1.13    $0.93    $0.67    $1.12    $1.08
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      636        744    2,189    2,340    2,054      422
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.00      $0.87    $0.76    $1.32    $1.17    $1.00
Accumulation unit
  value at end of
  period                                      $0.85      $1.00    $0.87    $0.76    $1.32    $1.17
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      271        341    5,717      194      198       79
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.23      $1.00    $0.69    $1.17    $1.11    $1.00
Accumulation unit
  value at end of
  period                                      $1.14      $1.23    $1.00    $0.69    $1.17    $1.11
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      534         70       55       67       86        9
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                   $1.39      $1.11    $0.74    $1.28    $1.14    $1.00
Accumulation unit
  value at end of
  period                                      $1.31      $1.39    $1.11    $0.74    $1.28    $1.14
Number of
  accumulation units
  outstanding at end
  of period (000
  omitted)                                      344        388      377      334      363       74
--------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS 157

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts................  p.
                                                3
Rating Agencies............................  p.
                                                4
Revenues Received During Calendar Year       p.
  2011.....................................     4
Principal Underwriter......................  p.
                                                5
Independent Registered Public Accounting     p.
  Firm.....................................     6
Condensed Financial Information              p.
  (Unaudited)..............................     6
Financial Statements





--------------------------------------------------------------------------------
 158 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY -- PROSPECTUS

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-862-7919


RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
RiverSource Life Insurance Company. Both companies are affiliated with
                       Ameriprise Financial Services, Inc.


     (C)2008-2012  RiverSource Life Insurance Company. All rights reserved.


S-6503 K (4/12)

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE

RAVA 5 ADVANTAGE VARIABLE ANNUITY
RAVA 5 SELECT VARIABLE ANNUITY
RAVA 5 ACCESS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            70100 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-862-7919


            (Corporate Office)

            ameriprise.com/variableannuities
            RIVERSOURCE VARIABLE ACCOUNT 10/RIVERSOURCE ACCOUNT MGA


CONTRACTS DESCRIBED IN THIS PROSPECTUS ARE OFFERED FOR CONTRACT APPLICATIONS SIGNED PRIOR TO APRIL 30, 2012. NEW CONTRACTS ARE NOT CURRENTLY BEING OFFERED UNDER THIS PROSPECTUS.


This prospectus contains information that you should know before investing in the RAVA 5 Advantage, RAVA 5 Select, or RAVA 5 Access. The information in this prospectus applies to all contracts unless stated otherwise.

Prospectuses are also available for:

- AllianceBernstein Variable Products Series Fund, Inc.
- American Century Variable Portfolios, Inc

- BlackRock Variable Series Funds, Inc.

- Columbia Funds Variable Insurance Trust

- Columbia Funds Variable Series Trust II


- DWS Variable Series II

- Fidelity(R) Variable Insurance Products -- Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -- Class 2



- Janus Aspen Series: Service Shares

- MFS(R) Variable Insurance Trust(SM)

- Morgan Stanley Universal Investment Funds (UIF)

- Neuberger Berman Advisers Management Trust
- Oppenheimer Variable Account Funds -- Service Shares
- PIMCO Variable Investment Trust (VIT)
- Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your financial advisor about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 1

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contracts other than those contained in this prospectus or the fund prospectuses.

RiverSource Life offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue. You should ask your financial advisor about his or her ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus).

TABLE OF CONTENTS


KEY TERMS................................       3
THE CONTRACTS IN BRIEF...................       5
EXPENSE SUMMARY..........................       8
CONDENSED FINANCIAL INFORMATION..........      15
FINANCIAL STATEMENTS.....................      15
THE VARIABLE ACCOUNT AND THE FUNDS.......      15
GUARANTEE PERIOD ACCOUNTS (GPAS).........      17
THE FIXED ACCOUNT........................      18
BUYING YOUR CONTRACT.....................      20
CHARGES..................................      24
VALUING YOUR INVESTMENT..................      29
MAKING THE MOST OF YOUR CONTRACT.........      31
SURRENDERS...............................      37
CHANGING THE ANNUITANT...................      38
CHANGING OWNERSHIP.......................      39
BENEFITS IN CASE OF DEATH -- STANDARD
  DEATH BENEFIT..........................      41
OPTIONAL BENEFITS........................      42
THE ANNUITY PAYOUT PERIOD................      59
TAXES....................................      61
VOTING RIGHTS............................      65
SUBSTITUTION OF INVESTMENTS..............      65
ABOUT THE SERVICE PROVIDERS..............      66
ADDITIONAL INFORMATION...................      67
APPENDIX A: THE FUNDS....................      69
APPENDIX B: EXAMPLE -- MARKET VALUE
  ADJUSTMENT (MVA).......................      75
APPENDIX C: EXAMPLE -- SURRENDER
  CHARGES................................      77
APPENDIX D: EXAMPLE -- OPTIONAL DEATH
  BENEFITS...............................      83
APPENDIX E: EXAMPLE -- OPTIONAL LIVING
  BENEFITS...............................      89
APPENDIX F: EXAMPLE -- ADDITIONAL RMD
  DISCLOSURE.............................      91
APPENDIX G: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)................      92
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION.................     118





--------------------------------------------------------------------------------
 2 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.

ANNUITIZATION START DATE: The date when annuity payments begin according to the applicable annuity payment plan.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RETURN: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT: The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract at any point in time.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.


GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order", your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax

--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 3
deferral. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines "owner", "you" and "your".

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code

- Roth IRAs including inherited Roth IRAs under Section 408A of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER: You receive a rider to your contract when you purchase optional benefits. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value immediately prior to the surrender, minus any applicable charges, plus any positive or negative market value adjustment.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date.

If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


--------------------------------------------------------------------------------
 4 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACTS IN BRIEF

This prospectus describes three contracts. Each contract has different expenses. RAVA 5 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 5 Select has a four-year surrender charge schedule and has lower mortality and expense risk fees than RAVA 5 Access. RAVA 5 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule, and has the lowest mortality and expense risk fees of the three contracts. Your financial advisor can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.


PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, regular fixed account, subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract. Beginning at a specified time in the future called the annuitization start date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax and/or other charges).



BUYING A CONTRACT: New contracts as described in this prospectus are not currently being offered. There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:


- "Tax Free" Exchanges: It may not be advantageous for you to purchase one of these contracts in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on these contracts. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into one of these contracts. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for one of these contracts, or buy one of these contracts in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges.")

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")

- Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

- How long you plan to keep your contract: variable annuities are not short-term liquid investments. RAVA 5 Advantage and RAVA 5 Select contracts have surrender charges. RAVA 5 Access contract does not have a surrender charge schedule, but it has a higher mortality and expense risk fee than RAVA 5 Advantage and RAVA 5 Select. All contracts offer an annuity payout plan called Annuity Payout Plan E, which imposes a surrender charge only if you elect to surrender remaining variable payouts available under Annuity Payout Plan E. (see "Annuity Payout Plans -- Plan E") Does the contract meet your current and anticipated future needs for liquidity?


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 5

- If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefits you may choose?

- The fees and expenses you will pay when buying, owning and surrendering money from these contracts. (see "Charges")

- How and when you plan to take money from the contract: under current tax law, surrenders, including surrenders made under optional benefit riders, are taxed differently than annuity payouts. If you have elected the SecureSource Stages 2 rider, any withdrawals during the 1-year waiting period will negatively impact the value of your income guarantee provided by this rider. Also if you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal") under the SecureSource Stages 2 rider, the guaranteed amounts under the rider will be reduced and you will no longer be eligible to receive any future rider credits available under the rider. (see "Surrenders"). In addition, certain surrenders may be subject to a federal income tax penalty. (see "Surrenders")

- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, these contracts are not suitable for you and you should not buy one of them. (see "Making the Most of Your
  Contract -- Transferring Among Accounts")

FREE LOOK PERIOD: You may return your contract to your financial advisor or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. The valuation date will be the date your request is received at our corporate office. (For California residents, the valuation date will be the earlier of the date your contract is returned to your financial advisor or to our corporate office). We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among the:

- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "Guarantee Period Accounts (GPAs)")

- regular fixed account, which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account. For RAVA 5 Access contracts, you cannot select the regular fixed account unless it is included in the investment option you selected under the Portfolio Navigator program (PN program). Under the current PN program, the regular fixed account is not included in the investment options. (see "The Fixed Account")

- Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (see "The Fixed Account -- The Special DCA Fixed Account")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account are not permitted. GPAs and the regular fixed account are subject to special restrictions. (see "Making the Most of Your Contract -- Transferring Among Accounts")

SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected SecureSource Stages 2 rider, please consider carefully when you take surrenders. If you take any withdrawals during the 1-year waiting period or you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal") under the rider, your lifetime benefit amount will be affected. In addition, any withdrawals in the first 10 years will terminate any future rider credits. Certain other restrictions may apply. (see "Surrenders")

BENEFITS IN CASE OF DEATH: If you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (see "Benefits in Case of Death -- Standard Death Benefit")


--------------------------------------------------------------------------------
 6 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL BENEFITS: We offer optional death benefits and optional living benefits. We offer SecureSource Stages 2 riders and Accumulation Protector Benefit rider (offered for contract applications signed prior to Feb. 27, 2012) as optional living benefits. SecureSource Stages 2 riders are guaranteed minimum withdrawal benefits that permit you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (Single Life) or the lifetime of you and your spouse (Joint Life). SecureSource Stages 2 riders may be appropriate for you if you intend to make periodic withdrawals from your annuity contract after the waiting period and wish to ensure that market performance will not affect your ability to withdraw income over your lifetime. This optional living benefit may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed under the rider. Accumulation Protector Benefit rider is intended to provide you with a guaranteed contract value at the end of specified waiting period regardless of the volatility inherent in the investments in the subaccounts. Accumulation Protector Benefit rider may be appropriate for you if you want a guaranteed contract value at the end of specified waiting period regardless of the volatility inherent in the investments in the subaccounts. This optional living benefit may not be appropriate for you if you intend to surrender your contract value before the end of the 10-year waiting period or take withdrawals during the waiting period (which provides reduced benefit). Optional living benefits require the use of a PN program investment option which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. For more information on considerations before buying optional living benefits, please see "Optional Benefits -- Optional Living Benefits".


We offer the following optional death benefits: ROPP Death Benefit, MAV Death Benefit, 5-year MAV Death Benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Benefit Protector Death Benefit and Benefit Protector Plus Death Benefit. Benefit Protector Death Benefit and Benefit Protector Plus Death Benefit are intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.

ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the Special DCA fixed account are not available after the annuitization start date. (see "The Annuity Payout Period")


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 7

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING FROM THESE CONTRACTS. THE FIRST TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU SURRENDER ONE OF THESE CONTRACTS. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGES FOR RAVA 5 ADVANTAGE:

(Contingent deferred sales load as a percentage of purchase payments surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.


               SEVEN-YEAR SCHEDULE                                TEN-YEAR SCHEDULE
                                                                                SURRENDER CHARGE
  NUMBER OF COMPLETED         SURRENDER CHARGE        NUMBER OF COMPLETED      PERCENTAGE APPLIED
YEARS FROM DATE OF EACH    PERCENTAGE APPLIED TO    YEARS FROM DATE OF EACH     TO EACH PURCHASE
    PURCHASE PAYMENT       EACH PURCHASE PAYMENT        PURCHASE PAYMENT             PAYMENT
           0                         7%                        0                        8%

           1                         7                         1                        8

           2                         7                         2                        8

           3                         6                         3                        7

           4                         5                         4                        6

           5                         4                         5                        5

           6                         2                         6                        4

           7+                        0                         7                        3

                                                               8                        2

                                                               9                        1

                                                              10+                       0



SURRENDER CHARGE FOR RAVA 5 SELECT:

(Contingent deferred sales load as a percentage of purchase payments surrendered)


              SURRENDER CHARGE
CONTRACT     PERCENTAGE APPLIED
  YEAR      TO PURCHASE PAYMENTS
    1                 7%

    2                 6

    3                 5

    4                 4

   5+                 0


There are no surrender charges on and after the fourth contract anniversary.

SURRENDER CHARGE FOR RAVA 5 ACCESS:

0%

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See
"Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


--------------------------------------------------------------------------------
 8 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

CONTRACT ADMINISTRATIVE CHARGE


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                  MAXIMUM: $50   CURRENT: $30

ANNUAL CONTRACT ADMINISTRATIVE CHARGE IF YOUR CONTRACT VALUE EQUALS    MAXIMUM: $20   CURRENT: $0
OR EXCEEDS $50,000

CONTRACT ADMINISTRATIVE CHARGE AT FULL SURRENDER                       MAXIMUM: $50   CURRENT: $30


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)

YOU MUST CHOOSE A PRODUCT, A DEATH BENEFIT GUARANTEE AND THE LENGTH OF YOUR CONTRACT'S SURRENDER CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

RAVA 5 ADVANTAGE WITH TEN-YEAR SURRENDER CHARGE SCHEDULE


                                                                               MORTALITY AND
                                                                             EXPENSE RISK FEE

Standard Death Benefit                                                             0.85%

ROPP Death Benefit                                                                 1.20

MAV Death Benefit                                                                  1.10

5-year MAV Death Benefit                                                           0.95

5% Accumulation Death Benefit                                                      1.25

Enhanced Death Benefit                                                             1.30



RAVA 5 ADVANTAGE WITH SEVEN-YEAR SURRENDER CHARGE


                                                                               MORTALITY AND
                                                                             EXPENSE RISK FEE

Standard Death Benefit                                                             0.95%

ROPP Death Benefit                                                                 1.30

MAV Death Benefit                                                                  1.20

5-year MAV Death Benefit                                                           1.05

5% Accumulation Death Benefit                                                      1.35

Enhanced Death Benefit                                                             1.40



RAVA 5 SELECT


                                                                               MORTALITY AND
                                                                             EXPENSE RISK FEE

Standard Death Benefit                                                             1.20%

ROPP Death Benefit                                                                 1.55

MAV Death Benefit                                                                  1.45

5-year MAV Death Benefit                                                           1.30

5% Accumulation Death Benefit                                                      1.60

Enhanced Death Benefit                                                             1.65



RAVA 5 ACCESS


                                                                               MORTALITY AND
                                                                             EXPENSE RISK FEE

Standard Death Benefit                                                             1.35%

ROPP Death Benefit                                                                 1.70

MAV Death Benefit                                                                  1.60

5-year MAV Death Benefit                                                           1.45

5% Accumulation Death Benefit                                                      1.75

Enhanced Death Benefit                                                             1.80




--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 9

OTHER ANNUAL EXPENSES
OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the Standard Death Benefit, MAV and 5-year MAV death benefits. The fees apply only if you elect the optional rider.



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE                                          0.25%

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE                                     0.40%


(As a percentage of contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits. The optional living benefits require participation in the PN program, The fees apply only if you select one of these benefits.




ACCUMULATION PROTECTOR BENEFIT(R) (APB(R)) RIDER FEE              MAXIMUM: 1.75%          CURRENT: 1.75%(1)




(NOT AVAILABLE FOR CONTRACT APPLICATIONS SIGNED ON OR AFTER FEB. 27, 2012)


(Charged annually on the contract anniversary as a percentage of contract value or the minimum contract accumulation value, whichever is greater.)


(1) For contract applications signed prior to Oct. 4, 2010, the current fee is 1.25% and for contract applications signed Oct. 4, 2010 through Nov. 13, 2011, the current fee is 1.50%.





SECURESOURCE STAGES(R) 2 - SINGLE LIFE RIDER FEE                  MAXIMUM: 1.75%          CURRENT: 1.50%(2)

SECURESOURCE STAGES(R) 2 - JOINT LIFE RIDER FEE                   MAXIMUM: 2.25%          CURRENT: 1.75%(2)



(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)




(2) For contract applications signed prior to Nov. 14, 2011, SecureSource Stage 2 - Single life rider current fee is 0.95% and SecureSource Stages 2 - Joint life rider current fee is 1.15% and for contract applications signed Nov. 14, 2011 through Feb. 26, 2012, SecureSource Stages 2 - Single life rider current fee is 1.10% and SecureSource Stages 2 - Joint life rider current fee is 1.35%.


ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN EACH FUND'S PROSPECTUS.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                2.16%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 5 ADVANTAGE, RAVA 5 SELECT AND RAVA 5 ACCESS*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)       0.75%      0.25%    0.09%           --%          1.09%


American Century VP Value, Class II                              0.88       0.25       --            --           1.13


BlackRock Global Allocation V.I. Fund (Class III)                0.64       0.25     0.26          0.02           1.17(1)


Columbia Variable Portfolio - Balanced Fund (Class 3)            0.64       0.13     0.16            --           0.93(2)


Columbia Variable Portfolio - Cash Management Fund (Class        0.33       0.25     0.14            --           0.72(2)
2)


Columbia Variable Portfolio - Diversified Bond Fund (Class       0.41       0.25     0.13            --           0.79
2)




--------------------------------------------------------------------------------
 10 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 5 ADVANTAGE, RAVA 5 SELECT AND RAVA 5 ACCESS* (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

Columbia Variable Portfolio - Diversified Equity Income          0.57%      0.25%    0.13%           --%          0.95%
Fund (Class 2)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 2)      0.66       0.25     0.16          0.01           1.08


Columbia Variable Portfolio - Emerging Markets Opportunity       1.07       0.25     0.25            --           1.57(2)
Fund (Class 2)


Columbia Variable Portfolio - Global Bond Fund (Class 2)         0.55       0.25     0.16            --           0.96


Columbia Variable Portfolio - Global Inflation Protected         0.42       0.25     0.14            --           0.81
Securities Fund (Class 2)


Columbia Variable Portfolio - High Income Fund (Class 2)         0.63       0.25     0.15            --           1.03(2),(3)


Columbia Variable Portfolio - High Yield Bond Fund (Class        0.58       0.25     0.17            --           1.00(2)
2)


Columbia Variable Portfolio - Income Opportunities Fund          0.57       0.25     0.14            --           0.96
(Class 2)


Columbia Variable Portfolio - International Opportunity          0.79       0.25     0.21            --           1.25
Fund (Class 2)


Columbia Variable Portfolio - Large Cap Growth Fund (Class       0.71       0.25     0.17            --           1.13(2)
2)


Columbia Variable Portfolio - Limited Duration Credit Fund       0.46       0.25     0.13            --           0.84(2)
(Class 2)


Columbia Variable Portfolio - Marsico International              1.02       0.25     0.20            --           1.47(2),(3)
Opportunities Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Growth Opportunity         0.76       0.25     0.17            --           1.18(2)
Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Value Opportunity          0.74       0.25     0.14            --           1.13
Fund (Class 2)


Columbia Variable Portfolio - S&P 500 Index Fund (Class 3)       0.10       0.13     0.27            --           0.50


Columbia Variable Portfolio - Select Large-Cap Value Fund        0.71       0.25     0.26            --           1.22(2)
(Class 2)


Columbia Variable Portfolio - Select Smaller-Cap Value Fund      0.79       0.25     0.19            --           1.23(2)
(Class 2)


Columbia Variable Portfolio - Short Duration U.S.                0.36       0.25     0.15            --           0.76
Government Fund (Class 2)


Columbia Variable Portfolio - Strategic Income Fund (Class       0.60       0.25     0.07            --           0.92(4)
2)


DWS Alternative Asset Allocation VIP, Class B                    0.27       0.25     0.34          1.30           2.16(5)


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.09            --           0.90


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.10            --           0.91


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.50       0.25     0.16          0.01           0.92


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


Janus Aspen Series Janus Portfolio: Service Shares               0.56       0.25     0.07            --           0.88


Janus Aspen Series Moderate Allocation Portfolio: Service        0.05       0.25     0.47          0.73           1.50(6)
Shares


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.08            --           1.06


Morgan Stanley UIF Mid Cap Growth Portfolio, Class II            0.75       0.35     0.30            --           1.40(7)
Shares


Neuberger Berman Advisers Management Trust Socially              0.85       0.25     0.21            --           1.31(8)
Responsive Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.13            --           1.01


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA,             0.69       0.25     0.14            --           1.08(9)
Service Shares


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.74           1.42(10)


PIMCO VIT Global Multi-Asset Portfolio, Advisor Class            0.95       0.25       --          0.51           1.71(11)


Variable Portfolio - Aggressive Portfolio (Class 2)                --       0.25     0.02          0.79           1.06


Variable Portfolio - American Century Diversified Bond Fund      0.46       0.25     0.13            --           0.84
(Class 2)


Variable Portfolio - American Century Growth Fund (Class 2)      0.63       0.25     0.12            --           1.00


Variable Portfolio - Columbia Wanger International Equities      0.92       0.25     0.21            --           1.38(12)
Fund (Class 2)


Variable Portfolio - Columbia Wanger U.S. Equities Fund          0.86       0.25     0.14            --           1.25(12)
(Class 2)


Variable Portfolio - Conservative Portfolio (Class 2)              --       0.25     0.02          0.61           0.88


Variable Portfolio - Davis New York Venture Fund (Class 2)       0.71       0.25     0.13            --           1.09(12)


Variable Portfolio - DFA International Value Fund (Class 2)      0.84       0.25     0.17            --           1.26(12)


Variable Portfolio - Eaton Vance Floating-Rate Income Fund       0.63       0.25     0.16            --           1.04(12)
(Class 2)


Variable Portfolio - Goldman Sachs Mid Cap Value Fund            0.77       0.25     0.13            --           1.15(12)
(Class 2)


Variable Portfolio - Invesco International Growth Fund           0.83       0.25     0.16            --           1.24
(Class 2)




--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 5 ADVANTAGE, RAVA 5 SELECT AND RAVA 5 ACCESS* (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                         FUND NAME**                             FEES       FEES   EXPENSES    EXPENSES***      EXPENSES

Variable Portfolio - J.P. Morgan Core Bond Fund (Class 2)        0.47%      0.25%    0.13%           --%          0.85%


Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2)      0.75       0.25     0.13            --           1.13(12)


Variable Portfolio - Marsico Growth Fund (Class 2)               0.63       0.25     0.13            --           1.01


Variable Portfolio - MFS Value Fund (Class 2)                    0.63       0.25     0.12            --           1.00


Variable Portfolio - Moderate Portfolio (Class 2)                  --       0.25     0.02          0.71           0.98


Variable Portfolio - Moderately Aggressive Portfolio (Class        --       0.25     0.02          0.75           1.02
2)


Variable Portfolio - Moderately Conservative Portfolio             --       0.25     0.02          0.66           0.93
(Class 2)


Variable Portfolio - Morgan Stanley Global Real Estate Fund      0.85       0.25     0.16            --           1.26(12)
(Class 2)


Variable Portfolio - NFJ Dividend Value Fund (Class 2)           0.63       0.25     0.12            --           1.00


Variable Portfolio - Nuveen Winslow Large Cap Growth Fund        0.63       0.25     0.12            --           1.00
(Class 2)


Variable Portfolio - Partners Small Cap Growth Fund (Class       0.87       0.25     0.16            --           1.28(12)
2)


Variable Portfolio - Partners Small Cap Value Fund (Class        0.91       0.25     0.15          0.02           1.33(12)
2)


Variable Portfolio - PIMCO Mortgage-Backed Securities Fund       0.48       0.25     0.15            --           0.88
(Class 2)


Variable Portfolio - Pyramis(R) International Equity Fund        0.85       0.25     0.17            --           1.27(12)
(Class 2)


Variable Portfolio - Wells Fargo Short Duration Government       0.47       0.25     0.13            --           0.85
Fund (Class 2)


Wells Fargo Advantage VT Opportunity Fund - Class 2              0.65       0.25     0.17            --           1.07(13)


Wells Fargo Advantage VT Small Cap Growth Fund - Class 2         0.75       0.25     0.20          0.01           1.21





    *The Funds provided the information on their expenses and we have not independently verified the information.


   **The previous fund names can be found in the Appendix under "The Funds".




  ***Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).




  (1)Other expenses have been restated to reflect current fees. The sub-adviser has voluntarily agreed to waive 0.14% of the sub-advisory fee and such voluntary waiver can be reduced or discontinued at any time at the sole and exclusive discretion of the sub-adviser. After fee waivers, net expenses would be 1.03%.




  (2)Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.71% for Columbia Variable
     Portfolio - Cash Management Fund (Class 2), 1.51% for Columbia Variable Portfolio - Emerging Markets Opportunity Fund (Class 2), 0.97% for Columbia Variable Portfolio - High Income Fund (Class 2), 0.97% for Columbia Variable Portfolio - High Yield Bond Fund (Class 2), 1.04% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 2), 0.78% for Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2), 1.44% for Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2), 1.13% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 2), 1.05% for Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 2) and 1.18% for Columbia Variable
     Portfolio - Select Smaller-Cap Value Fund (Class 2).




  (3)Other expenses have been restated to reflect contractual changes to certain other fees.




  (4)Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates. Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.




  (5)Through September 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). Effective October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.62%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). These agreements may only be terminated with the consent of the fund's Board.




  (6)Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees. After fee waivers, net expenses would be 1.37%.




  (7)The Portfolios' Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee paid to each Portfolios Distributor, Morgan Stanley Distribution, Inc.), will not exceed 1.15%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.




  (8)Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.17% of the average daily net asset value. The expense limitation arrangement for the Portfolio's are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation.



--------------------------------------------------------------------------------
 12 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

  (9)The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%.




 (10)PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.345%.




 (11)PIMCO has contractually agreed, through May 1, 2013, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio II Ltd. (the "GMA Subsidiary") to PIMCO. The GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the GMA Subsidiary is in place. After fee waivers, net expenses would be 1.25%.




 (12)Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.25% for Variable
     Portfolio - Columbia Wanger International Equities Fund (Class 2), 1.21% for Variable Portfolio - Columbia Wanger U.S. Equities Fund (Class 2), 1.03% for Variable Portfolio - Davis New York Venture Fund (Class 2), 1.16% for Variable Portfolio - DFA International Value Fund (Class 2), 0.97% for Variable Portfolio - Eaton Vance Floating-Rate Income Fund (Class 2), 1.11% for Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 2), 1.07% for Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2), 1.14% for Variable Portfolio - Morgan Stanley Global Real Estate Fund (Class 2), 1.22% for Variable Portfolio - Partners Small Cap Growth Fund (Class 2), 1.16% for Variable Portfolio - Partners Small Cap Value Fund (Class 2) and 1.25% for Variable Portfolio - Pyramis(R) International Equity Fund (Class
     2).




 (13)Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.





--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 13

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV Death Benefit, Benefit Protector Plus and SecureSource Stages 2 - Joint Life(1),(3). Although your actual costs may be lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 5 ADVANTAGE

With a ten-year
surrender charge
schedule             $1,374      $2,659      $3,743      $6,352           $654       $1,937      $3,199      $6,260

RAVA 5 ADVANTAGE

With a seven-year
surrender charge
schedule              1,294       2,598       3,698       6,339            664        1,965       3,245       6,339

RAVA 5 SELECT         1,318       2,490       3,359       6,533            688        2,038       3,359       6,533

RAVA 5 ACCESS           703       2,081       3,426       6,648            703        2,081       3,426       6,648



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you have the Standard Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 5 ADVANTAGE

With a ten-year
surrender charge
schedule              $915       $1,316      $1,489      $2,011           $168        $519       $  889      $1,911

RAVA 5 ADVANTAGE

With a seven-year
surrender charge
schedule               831        1,246       1,443       2,023            179         550          943       2,023

RAVA 5 SELECT          855        1,121       1,074       2,296            204         628        1,074       2,296

RAVA 5 ACCESS          220          675       1,153       2,456            220         675        1,153       2,456



(1) In these examples, the contract administrative charge is $50.
(2) In these examples, the contract administrative charge is $30.
(3) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional benefit is reflected rather than the fee that is currently being charged.

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.


--------------------------------------------------------------------------------
 14 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix G.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 15
  program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


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 16  RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
ANNUITY -- PROSPECTUS

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts in some states.

Currently, unless the PN program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after the annuitization start date.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 17

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;

- Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts or the regular fixed account, or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account, if available. If the regular fixed account is not available, we will transfer the value to the money market or cash management variable subaccount we designate.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis; and

- amounts deducted for fees and charges.

Amounts we pay as death claims will not be reduced by any MVA.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For an example, see Appendix B.

THE FIXED ACCOUNT


Amounts allocated to the fixed account become part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed


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 18  RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
ANNUITY -- PROSPECTUS
minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE REGULAR FIXED ACCOUNT
For RAVA 5 Advantage and RAVA 5 Select, unless the PN program is in effect, you also may allocate purchase payments or transfer contract value to the regular fixed account. For RAVA 5 Access contracts, you cannot allocate purchase payments or transfer contract value to the regular fixed account unless it is included in the investment option you selected under the PN program. Under the current PN program, the regular fixed account is not included in the investment options. The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (See "Making the Most of Your Contract -- Transfer policies".).

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts or PN program investment option you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer.

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:

- for the Special DCA fixed account and the regular fixed account; and

- for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the Special DCA fixed account for a six month term;

- the Special DCA fixed account for a twelve month term;

- the PN program investment option in effect;


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 19

- if no PN program investment option is in effect, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs.

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

If you participate in the PN program, and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.

If your contract permits and you discontinue your participation in the PN program while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.

You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the regular fixed account, if available, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


New contracts as described in this prospectus are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger.



When you applied, you may have selected (if available in your state):


- GPAs, the regular fixed account(1), subaccounts and/or the Special DCA fixed account in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- under RAVA 5 Advantage, the length of the surrender charge period (seven or ten years);

- one of the following optional death benefit riders:

  - ROPP Death Benefit;

  - MAV Death Benefit;

  - 5-Year MAV Death Benefit;

  - 5% Accumulation Death Benefit; or

  - Enhanced Death Benefit.

- One of the following additional optional death benefit riders:

  - Benefit Protector Death Benefit(2); or

  - Benefit Protector Plus Death Benefit(2);

- one of the following optional living benefit riders that require the use of the PN program:


  - Accumulation Protector Benefit(3); or


  - SecureSource Stages 2.

(1) For RAVA 5 Access contracts, you cannot select the regular fixed account unless it is included in a PN program investment option you selected. Under the current PN program, the regular fixed account is not included in the investment options.
(2) Not available with the 5% Accumulation or Enhanced Death Benefits.

(3) Not available for contract applications signed on or after Feb. 27, 2012.



--------------------------------------------------------------------------------
 20 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

The contracts provide for allocation of purchase payments to the subaccounts of the variable account, to the GPAs, to the regular fixed account (if available) and/or to the Special DCA fixed account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular fixed account for RAVA 5 Advantage and RAVA 5 Select. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term. For RAVA 5 Access contracts, you cannot allocate purchase payments to the regular fixed account unless it is included in a PN program investment option you selected. Under the current PN program, the regular fixed account is not included in the investment options. (See "Purchase Payments.")

If your application is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make regular payments to your contract under a scheduled payment plan. You must make an initial purchase payment of $1,000, $2,000 or $10,000 depending on the product and tax qualification (see "Buying Your Contract -- Purchase Payments"). Then, to begin the scheduled payment plan, you will complete and send a form and your first scheduled payment plan payment along with your application. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan payments at any time.

THE ANNUITIZATION START DATE
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

- no earlier than the 30th day after the contract's effective date; and no later than

- the owner's 95th birthday or the tenth contract anniversary, if later,

- or such other date as agreed to by us.

Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

If you do not make an election, annuity payouts using the contract's default option of annuity payout Plan B - Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made.

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

Please see "SecureSource Stages 2 -- Other Provisions" section regarding options under this rider at the annuitization start date.


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           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  21

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource Stages 2 - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract. If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start. For contract applications with SecureSource Stages 2 rider signed on or after Feb. 3, 2012, we will consider your contract void from the start if we do not receive your initial purchase payment within 90 days from the application signed date.


MINIMUM INITIAL PURCHASE PAYMENTS

                                                                      RAVA 5      RAVA 5     RAVA 5
                                                                    ADVANTAGE     SELECT     ACCESS
                                                                    ---------    -------    -------
QUALIFIED ANNUITIES..............................................     $1,000     $ 2,000    $ 2,000
NONQUALIFIED ANNUITIES...........................................     $2,000     $10,000    $10,000



MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50


MAXIMUM TOTAL PURCHASE PAYMENTS* (without corporate office approval) based on your age on the effective date of the payment:

For the first year and total:
  through age 85.............................................................   $1,000,000
  for ages 86 to 90..........................................................   $  100,000
  age 91 or older............................................................   $        0
For each subsequent year:
  through age 85.............................................................   $  100,000
  for ages 86 to 90..........................................................   $   50,000
  age 91 or older............................................................   $        0


* These limits apply in total to all RiverSource Life annuities you own unless a higher amount applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.

Additional purchase payment restrictions for contracts with the Accumulation Protector Benefit rider

Additional purchase payments for contracts with the Accumulation Protector Benefit rider are not allowed during the waiting period except for the first 180 days (1) immediately following the effective date and (2) following the last contract anniversary for each elective step up.

Additional purchase payment restrictions for contracts with the SecureSource Stages 2 rider

The riders prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment
(ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under "Optional Living Benefits -- SecureSource Stages 2 Riders.")




EFFECTIVE FEB. 27, 2012, NO ADDITIONAL PURCHASE PAYMENTS ARE ALLOWED FOR CONTRACT APPLICATIONS SIGNED PRIOR TO FEB. 27, 2012 WITH SECURESOURCE STAGES 2 RIDERS, SUBJECT TO CERTAIN EXCEPTIONS LISTED BELOW.



CERTAIN EXCEPTIONS APPLY AND THE FOLLOWING ADDITIONAL PURCHASE PAYMENTS WILL BE ALLOWED ON OR AFTER FEB. 27, 2012:



a. FOR CONTRACTS SOLD BEFORE FEB. 3, 2012, (1) purchase payments received within 90 calendar days from the contract application signed date and (2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract application signed date.



--------------------------------------------------------------------------------
 22 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

b. FOR CONTRACTS SOLD FEB. 3, 2012 THROUGH FEB. 26, 2012, all purchase payments received within 90 calendar days from the contract application signed date.



c. Prior and current tax year contributions up to the annual limit set up by the IRS for any qualified annuities. This annual limit applies to IRAs, Roth IRAs and SEP plans.



We reserve the right to change these current rules any time, subject to state restrictions.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

We can help you set up a bank authorization.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 23

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. We reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.

If you take a full surrender of your contract, we will deduct the charge at the time of surrender regardless of the contract value. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit).

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the product you choose, the death benefit guarantee in effect and the surrender charge schedule that applies to your contract.

RAVA 5 ADVANTAGE WITH TEN-YEAR SURRENDER CHARGE SCHEDULE


                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

Standard Death Benefit                                                            0.85%

ROPP Death Benefit(1)                                                             1.20

MAV Death Benefit                                                                 1.10

5-year MAV Death Benefit                                                          0.95

5% Accumulation Death Benefit                                                     1.25

Enhanced Death Benefit                                                            1.30



RAVA 5 ADVANTAGE WITH SEVEN-YEAR SURRENDER CHARGE


                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

Standard Death Benefit                                                            0.95%

ROPP Death Benefit(1)                                                             1.30

MAV Death Benefit                                                                 1.20

5-year MAV Death Benefit                                                          1.05

5% Accumulation Death Benefit                                                     1.35

Enhanced Death Benefit                                                            1.40


RAVA 5 SELECT


                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

Standard Death Benefit                                                            1.20%

ROPP Death Benefit(1)                                                             1.55

MAV Death Benefit                                                                 1.45

5-year MAV Death Benefit                                                          1.30

5% Accumulation Death Benefit                                                     1.60

Enhanced Death Benefit                                                            1.65




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 24  RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
ANNUITY -- PROSPECTUS

RAVA 5 ACCESS


                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

Standard Death Benefit                                                            1.35%

ROPP Death Benefit(1)                                                             1.70

MAV Death Benefit                                                                 1.60

5-year MAV Death Benefit                                                          1.45

5% Accumulation Death Benefit                                                     1.75

Enhanced Death Benefit                                                            1.80


(1) Only available for purchase as an optional rider for ages 80 or older on the rider effective date.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge more than $20 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge for RAVA 5 Advantage or RAVA 5 Select, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract before the annuitization start date, we may deduct a surrender charge. For RAVA 5 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 5 Select, a surrender charge applies if you surrender all or part of your contract value in the first four contract years. There is no surrender charge for RAVA 5 Access. The surrender charge percentages that apply to you are shown in your contract.

If you are buying a new contract as an inherited IRA, please consider carefully your surrender charge selection. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution.

You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA). The FA varies depending on whether your contract includes the SecureSource Stages 2 rider:


CONTRACT WITHOUT SECURESOURCE STAGES 2 RIDER

The FA is the greater of:

- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or

- current contract earnings.

During the first contract year, the FA is the greater of:

- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or

- current contract earnings.


CONTRACT WITH SECURESOURCE STAGES 2 RIDER

The FA is the greatest of:

- 10% of the contract value on the prior contract anniversary less any prior surrenders taken in the current contract year;


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 25

- current contract earnings; or

- the Remaining Annual Lifetime Payment.

During the first contract year, the FA is the greatest of:

- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA;

- current contract earnings; or

- the Remaining Annual Lifetime Payment.

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA 5 ADVANTAGE:

A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:

1. First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis.

2. Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.

3. Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see "Expense Summary"), and then adding the total surrender charges.

SURRENDER CHARGE UNDER RAVA 5 SELECT:

A surrender charge will apply if you surrender some or all of your contract value during the first four contract years. The surrender charge amount is determined by multiplying purchase payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage.

1. First we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first four contract years.

The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

SURRENDER CHARGE UNDER RAVA 5 ACCESS:

There is no surrender charge if you surrender all or part of your contract.

PARTIAL SURRENDERS:

For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.

For an example, see Appendix C.

WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

- surrenders each year that represent the total free amount for that year;

- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution;


--------------------------------------------------------------------------------
 26 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

  - amounts applied to an annuity payment plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge.)

  - surrenders made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions). Waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

  - amounts we refund to you during the free look period; and

  - death benefits.

  CONTINGENT EVENTS

  - Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.

  - Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years, with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See
"Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans".)

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.

OPTIONAL LIVING BENEFIT CHARGES

SECURESOURCE STAGES 2 RIDER CHARGE
We deduct an annual charge for this optional feature only if you select it as follows:


- SecureSource Stages 2 - Single Life rider, 1.50%(1)



- SecureSource Stages 2 - Joint Life rider, 1.75(1)



(1) For contract applications signed prior to Nov. 14, 2011, SecureSource Stages 2 - Single life rider current fee is 0.95% and SecureSource Stages 2 - Joint life rider current fee is 1.15% and for contract applications signed Nov. 14, 2011 through Feb. 26, 2012, SecureSource Stages 2 - Single life rider current fee is 1.10% and SecureSource Stages 2 - Joint life rider current fee is 1.35%.


The charge is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource Stages 2 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 27

Currently the SecureSource Stages 2 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages 2 - Single Life rider fee will not exceed a maximum of 1.75%. The SecureSource Stages 2 - Joint Life rider fee will not exceed a maximum of 2.25%.

The following describes how your annual rider fee may increase:

1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:

      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,

      (ii)  any ability to make additional purchase payments,

      (iii) any future rider credits, and the credit base (CB) will be permanently reset to zero,

      (iv) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and

      (v) the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.

  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher that your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.

2. Your annual rider fee may increase if you elect to change to a more aggressive investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.

If your rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The fee does not apply after the annuitization start date.

ACCUMULATION PROTECTOR BENEFIT RIDER CHARGE

We deduct an annual charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge based on a fee of 1.75%(2) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.

Currently, the Accumulation Protector Benefit rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The Accumulation Protector Benefit rider fee will not exceed a maximum of 1.75%.

We may increase the annual rider fee at our discretion and on a nondiscriminatory basis, independent of the fee in effect for new sales.

We will not change the Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date unless:

(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or

(b) you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each investment option.

If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the

--------------------------------------------------------------------------------
 28 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

The fee does not apply after the benefit date or after the annuitization start date.


(1) Accumulation Protector Benefit rider is not available for contract applications signed on or after Feb. 27, 2012.


(2) For contract applications signed prior to Oct. 4, 2010, the current fee is 1.25% and for contract applications signed Oct. 4, 2010 through Nov. 13, 2011, the current fee is 1.50%.


OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR RIDER CHARGE
We deduct a charge for this optional feature only if you select it. If selected, we deduct an annual fee of 0.25% of your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations when necessary.

If the contract or rider is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the charge from the contract value adjusted for the number of calendar days coverage was in place during the contract year.

We cannot increase this annual fee after the rider effective date.

BENEFIT PROTECTOR PLUS RIDER CHARGE
We deduct a charge for this optional feature only if you select it. If selected, we deduct an annual fee of 0.40% of your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value We will modify this prorated approach to comply with state regulations when necessary. If the contract or rider is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the charge from the contract value adjusted for the number of calendar days coverage was in place during the contract year.

We cannot increase this annual fee after the rider effective date.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

- the sum of your purchase payments and transfer amounts allocated to the GPA;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the charge for any of the following optional benefits you have selected:

  - Benefit Protector Death Benefit;

  - Benefit Protector Plus Death Benefit;

  - Accumulation Protector Benefit rider; or

  - SecureSource Stages 2 rider.

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 29

- the sum of your purchase payments allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus any prorated portion of the charge for any of the following optional benefits you have selected:

  - Benefit Protector Death Benefit;

  - Benefit Protector Plus Death Benefit;

  - Accumulation Protector Benefit rider; or

  - SecureSource Stages 2 rider.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial surrenders;

- surrender charges;

and a deduction of a prorated portion of:

- the contract administrative charge; and

- the charge for any of the following optional benefits you have selected.:

  - Benefit Protector Death Benefit;

  - Benefit Protector Plus Death Benefit;

  - Accumulation Protector Benefit rider; or

  - SecureSource Stages 2 rider.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;


--------------------------------------------------------------------------------
 30 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- fund capital gains or losses;

- fund operating expenses; and/or

- mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals).

For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up automated transfers to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month ...                           MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67
per unit market price is low                         May        100            16           6.25

                                                     June       100            18           5.56

                                                     July       100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high                                 Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.

Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account. See the "Special DCA Fixed Account" and "Portfolio Navigator Program" sections in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.


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Different rules apply to asset rebalancing under the Portfolio Navigator program
(see "Portfolio Navigator Program" below).

As long as you are not participating in a PN program, asset rebalancing is available for use with the Special DCA fixed account (see "Special DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)
Under the PN program for living benefit riders your contract value is currently allocated to one of five investment options, each of which is a fund of funds which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds' investment objective ("Portfolio Navigator funds"). The PN program is available for nonqualified annuities and for qualified annuities.

You are required to participate in the PN program if your contract includes an optional Accumulation Protector Benefit rider or SecureSource Stages 2 rider. If your contract does not include one of these riders, you may not participate in the PN Program; but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without being in the PN program. You should review any PN program information, including the prospectus for the funds of funds, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.

THE PORTFOLIO NAVIGATOR FUNDS. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. The funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach. Columbia Management Investment Advisers is the investment adviser of each of the funds of funds, and Columbia Management Investment Advisers or an affiliate is the investment adviser of each of the underlying funds in which the funds of funds invest. Morningstar Associates, LLC serves as an independent consultant to Columbia Management Investment Advisers to provide recommendations regarding portfolio construction and ongoing analysis of the funds of funds. Neither Columbia Management Investment Advisers nor Morningstar Associates, LLC serves as your investment adviser as to the allocation of your contract value under the PN program. Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management Investment Advisers and some are managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of Columbia Management Investment Advisers and the fund's board of trustees.

Below are the target asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:

1. Variable Portfolio - Aggressive Portfolio: 80% Equity / 20% Fixed Income

2. Variable Portfolio - Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income

3. Variable Portfolio - Moderate Portfolio: 50% Equity / 50% Fixed Income

4. Variable Portfolio - Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income

5. Variable Portfolio - Conservative Portfolio: 20% Equity / 80% Fixed Income

FUND OF FUNDS CONFLICTS OF INTEREST. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management Investment Advisers is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest to which Columbia Management Investment Advisers and its affiliates are subject, see the funds of funds prospectus.

PARTICIPATING IN THE PN PROGRAM. You are responsible for determining which investment option is best for you. Your financial advisor can help you make this determination, although his or her assistance is not offered in connection with an investment advisory agreement specific to the PN program. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which investment option most closely matches your investing style. While the scoring of the investor questionnaire is

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objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the fund of funds you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your selection of a specific investment option, or your decision to change to a different investment option.

Currently, there are five Portfolio Navigator funds, ranging from conservative to aggressive. You may not use more than one investment option at a time.

If you initially allocate qualifying purchase payments to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account into the investment option you have chosen.

You may request a change to your fund of funds up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional Accumulation Protector Benefit or SecureSource Stages 2 rider and you make such a change, we may charge you a higher fee for your rider. (See "Charges -- Optional Living Benefit Charges") If your contract includes SecureSource Stages 2 rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see "Making the Most of Your Contract -- Transferring Among
Accounts -- Market Timing"). If your contract includes the SecureSource Stages 2 rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of investment options based on the amount of your initial purchase payment;

- cancel required participation in the program after 30 days written notice; and

- discontinue the PN program after 30 days written notice.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By investing in a fund of funds, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a fund of funds, see the prospectus for funds of funds.

LIVING BENEFIT RIDERS REQUIRING PARTICIPATION IN THE PN PROGRAM:
If you purchase the optional Accumulation Protector Benefit rider or the optional SecureSource Stages 2 rider, you are required to participate in the PN program (as it now exists or as we may modify it in the future) under the terms of each rider.


- ACCUMULATION PROTECTOR BENEFIT RIDER (NOT AVAILABLE FOR CONTRACT APPLICATIONS SIGNED ON OR AFTER FEB. 27, 2012): You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the investment options. You cannot select the aggressive investment option as your investment option, or transfer to the aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period, and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to participate in any of the investment options, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM UNTIL THE END OF THE WAITING PERIOD.


- SECURESOURCE STAGES 2 RIDER: SecureSource Stages 2 rider requires that your contract value be invested in one of the investment options for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. There is no minimum number of investment options that must be offered in connection with the SecureSource Stages 2 rider. Currently the limitation is five, each a fund of funds, from which you may select one. Because you cannot terminate the SecureSource Stages 2 rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to participate in any of the investment options. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE STAGES 2 RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM FOR THE LIFE OF THE CONTRACT.

TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while the PN program is in effect.

You may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account, to another subaccount before the annuitization start date. For RAVA 5 Advantage and RAVA 5 Select contracts, certain restrictions apply to transfers involving the GPAs and the regular fixed account. For RAVA 5 Access contracts, you cannot transfer to the regular fixed account unless it is included in PN program investment option that you selected. Under the current

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PN program, the regular fixed account is not included in the investment options.
You may not transfer contract value to the Special DCA fixed account. You may not transfer contract value from the Special DCA fixed account except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

FOR RAVA 5 ADVANTAGE AND RAVA 5 SELECT

- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.


- You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. Currently, you may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value form the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.


- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program investment option in effect. (See "Special DCA Fixed Account.")

- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.

(1) All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.

FOR RAVA 5 ACCESS

- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.

- You may not make a transfer to the regular fixed account unless it is part of a PN program investment option in which you elect to participate. Under the current PN program, the regular fixed account is not included in the investment options.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


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- You may not transfer contract values from the subaccounts or the GPAs into the
  Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program investment option in effect. (See "Special DCA Fixed Account.") After the annuitization start date, you may not make transfers to or from the GPAs, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


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We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance**

MAXIMUM AMOUNT

Transfers or surrenders:  Contract value or entire account balance

   * Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
  ** The contract value after a partial surrender must be at least $500.


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 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your financial advisor can help you set up automated transfers among your subaccounts, GPAs or regular fixed account (if available) or automated partial surrenders from the GPAs, regular fixed account, Special DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the regular fixed account are limited to 30% of the regular fixed account value at the beginning of the contract year or $10,000, whichever is greater.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (see "Special DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Program").

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If you have a SecureSource Stages 2 rider, you may set up automated partial surrenders up to the lifetime benefit amount available for withdrawal under the rider.

MINIMUM AMOUNT

Transfers or surrenders:  $50

MAXIMUM AMOUNT

Transfers or surrenders: None (except for automated transfers from the regular fixed account)

 3 BY TELEPHONE

Call:

1-800-862-7919




MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance

Surrenders:               $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS


You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see "Charges") and


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





federal income taxes and penalties. State and local income taxes may also apply (see "Taxes"). You cannot make surrenders after the annuitization start date except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the SecureSource Stages 2 rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider will be reduced (see "Optional Benefits"). The first partial surrender request during the 1-year waiting period and any partial surrender request that exceeds the amount allowed under the rider(s) and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.

In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender money from all your subaccounts , GPAs, the Special DCA fixed account and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.

(1) If you elected the SecureSource Stages 2 or Accumulation Protector Benefit rider, you do not have the option to request from which account to surrender.

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE:  We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as your contract; and

- pre-authorization required.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

CHANGING THE ANNUITANT

If you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.


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CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic, and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

The death benefit may change due to a change of ownership.

- The Benefit Protector Plus rider will terminate upon transfer of ownership of the annuity contract.

- If you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see "Optional Death Benefits -- Benefit Protector Death Benefit Rider").

- If you elected the ROPP Death Benefit and if any owner is older than age 79 immediately following the ownership change, the ROPP Death Benefit will continue. If all owners are age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.

- If you elected the 5-Year MAV Death Benefit and if any owner is older than age 75 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 75 or younger, the 5-Year MAV Death Benefit will continue.

- If you elected the MAV Death Benefit, the 5% Accumulation Death Benefit or the EDB and if any owner is older than age 79 immediately following the ownership change, these riders will terminate and the Standard Death Benefit will apply. If all owners are age 79 or younger, the MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue.

- The ROPP Death Benefit, MAV Death Benefit, 5-Year MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see "Benefits in the Case of Death").

- If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see
  "Charges -- Mortality and Expense Risk Fee").

For the SecureSource Stages 2 - Single Life rider, an ownership change that would result in a different covered person will terminate the rider, subject to state restrictions.

The SecureSource Stages 2 - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s). If ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. No other ownership changes are allowed while this rider is in force, subject to state restrictions.

The Accumulation Protector Benefit rider will continue upon change of ownership. (See "Optional Benefits.")

IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender

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

Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

For RAVA5 Advantage, there will be no surrender charges on the contract from that point forward unless additional purchase payments are made. For RAVA 5 Select, there will be no surrender charges on the contract from that point forward. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Living Benefits", Optional Death Benefits" and "Benefits in the Case of Death -- Standard Death Benefit"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. For RAVA 5 Advantage, there will be no surrender charges on the contract from that point forward unless additional purchase payments are made. For RAVA 5 Select, there will be no surrender charges on the contract from that point forward. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Living Benefits", "Optional Death Benefits" and "Benefits in the Case of
  Death -- Standard Death Benefit"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee"). If your spouse is the sole beneficiary and elects to treat the contract as his/her own as an inherited IRA, the SecureSource Stages 2 rider will terminate.

  If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.

  If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for his or her share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the spouse beneficiary is the greater of the contract value after any rider charges have been deducted and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


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

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the greater of the contract value after any rider charges have been deducted and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit.

In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT


We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.


If you are age 79 or younger on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of:

- the contract value after any rider charges have been deducted;

- the Return of Purchase Payments (ROPP) value; or

- the Full Surrender Value.


If you are age 80 or older on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of contract value after any rider charges have been deducted or the Full Surrender Value.


HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE STANDARD DEATH BENEFIT AND OPTIONAL DEATH BENEFITS:

ROPP VALUE: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.

ADJUSTED PARTIAL SURRENDERS

     PS X DB
     -------
        CV


       PS = amount by which the contract value is reduced as a result of the partial surrender.

       DB = the death benefit on the date of (but prior to) the partial surrender.

       CV = the contract value on the date of (but prior to) the partial surrender.


COVERED LIFE CHANGE: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.

FULL SURRENDER VALUE: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:

  - any surrender charge,

  - pro rata rider charges,

  - the contract charge, and

plus:

  - any positive or negative market value adjustment.

For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP Death Benefit, we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less. If the prior owner was not eligible for the ROPP Death Benefit, but the new owner is eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.


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

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 79 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:

- You purchase the contract with a payment of $20,000

- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments minus adjusted partial surrenders, calculated as:           $20,000
     $1,500 x $20,000
     ----------------  =                                                             -1,667
          $18,000
                                                                                    -------

for a standard death benefit of:                                                    $18,333
since this is greater than your contract value of $16,500



OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay out obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

OPTIONAL DEATH BENEFITS
In addition to the Standard Death Benefit, we also offer the following optional death benefits at contract issue:

- ROPP Death Benefit;

- MAV Death Benefit;

- 5-Year MAV Death Benefit;

- 5% Accumulation Death Benefit;

- Enhanced Death Benefit;

- Benefit Protector Death Benefit; and

- Benefit Protector Plus Death Benefit.

If it is available in your state and if you are age 75 or younger at contract issue, you can elect any one of the above optional death benefits other than the ROPP death benefit; the MAV, 5% Accumulation and Enhanced are available if you are 79 or younger; you may elect the ROPP Death Benefit if you are age 80 or older. (ROPP is included in the Standard Death Benefit if you are 79 or younger at contract issue.)

Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see "Changing Ownership") or continuation of the contract by the spouse under the spousal continuation provision.

The death benefit determines the mortality and risk expense fee that is assessed against the subaccounts. We will base the benefit paid on the death benefit coverage in effect on the date of your death.

IF AVAILABLE IN YOUR STATE AND YOU ARE AGE 80 OR OLDER AT CONTRACT ISSUE, YOU MAY SELECT THE ROPP DEATH BENEFIT DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. BE SURE TO DISCUSS WITH YOUR FINANCIAL ADVISOR WHETHER OR NOT THIS DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.

RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT
The ROPP Death Benefit will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:

1. the contract value after any rider charges have been deducted,

2. the ROPP Value as described above, or

3. the Full Surrender Value as described above.


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For a spouse who continues the contract and is age 80 or older, we reset the
ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 79 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for the spouse who continues the contract, if any owner is age 80 or older we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.

If all owners are age 79 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.

IF AVAILABLE IN YOUR STATE AND YOU ARE AGE 75 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. IF AVAILABLE IN YOUR STATE AND YOU ARE BETWEEN AGES 76-79 AT CONTRACT ISSUE, YOU MAY ONLY SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT OR ENHANCED DEATH BENEFIT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR FINANCIAL ADVISOR WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT
The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. the contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV; or

4. the Full Surrender Value as described above.

The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.

For a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If your spouse is age 80 or older when the contract is continued, the MAV death benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:

  (a) the contract value after any rider charges have been deducted, or

  (b) the MAV on that date, but prior to the reset.

If any new owner is age 80 or older at the time of the covered life change, the MAV death benefit will terminate and the Standard Death Benefit will apply.

5-YEAR MAXIMUM ANNIVERSARY VALUE (5-YEAR MAV) DEATH BENEFIT
The 5-year MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. the contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the 5-year MAV; or

4. the Full Surrender Value as described above.

The 5-year MAV equals the ROPP value prior to the fifth contract anniversary. Every fifth contract anniversary prior to the earlier of your 81st birthday or your death, we compare the 5-year MAV to the current contract value and we reset the 5-Year MAV to the higher amount. The 5-year MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.

For a spouse who is age 75 or younger and continues the contract, we reset the 5-Year MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death

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

benefit that would otherwise have been paid (without regard to the Full Surrender Value). If your spouse is age 76 or older when the contract was continued, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for a spouse who continues the contract, if all owners are age 75 or younger, we reset the 5-Year MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:

  (a) the contract value after any rider charges have been deducted, or

  (b) the 5-Year MAV on that date, but prior to the reset.

If any owner is age 76 or older at the time of the covered life change, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.

5% ACCUMULATION DEATH BENEFIT
The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

  1. the contract value after any rider charges have been deducted;

  2. the ROPP value as described above;

  3. the 5% accumulation death benefit floor; or

  4. the Full Surrender Value as described above.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% ACCUMULATION DEATH BENEFIT FLOOR: is equal to the sum of:

  1. the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and

  2. the variable account floor.

PROTECTED ACCOUNT BASE (PAB) AND EXCLUDED ACCOUNT BASE (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.

  - PAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Protected Accounts.

  - EAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Excluded Accounts.

VARIABLE ACCOUNT FLOOR: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81(st) birthday or your death.

NET TRANSFER: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.

ESTABLISHMENT OF VARIABLE ACCOUNT FLOOR, PAB AND EAB

On the contract date, 1) variable account floor and PAB are established as your initial purchase payment allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment allocated to the Excluded Accounts.

ADJUSTMENTS TO VARIABLE ACCOUNT FLOOR, PAB AND EAB

Variable account floor, PAB and EAB are adjusted by the following:

1. When an additional purchase payment is made;

   (A) any payment you allocate to the Protected Accounts are added to PAB and to variable account floor, and

   (B) any payment you allocate to the excluded accounts are added to EAB.

2. When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.

   The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:

A X B
-----  where:
  C



    A = the amount the contract value in the Excluded Accounts is reduced by the net transfer


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    B = EAB on the date of (but prior to) the transfer

    C = the contract value in the Excluded Accounts on the date of (but prior to) the transfer.

3. When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.

4. When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.

The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:

A X B
-----  where:
  C



    A = the amount the contract value in the Protected Accounts is reduced by the net transfer

    B = the applicable PAB or variable account floor on the date of (but prior to) the transfer

    C = the contract value in the Protected Accounts on the date of (but prior to) the transfer.

The amount we subtract from PAB is added to EAB.

5. When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.

6. After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).

7. After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change.

    Variable account floor and PAB are reset to the lesser of A or B where:

       A = the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and

       B = Variable account floor on that date (but prior to the reset).

    EAB is reset to the lesser of A or B where:

       A = the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and

       B = EAB on that date (but prior to the reset).

8. On a contract anniversary when variable account floor is greater than zero:

    (A) On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.

    (B) On each subsequent contract anniversary prior to the earlier of your 81(st) birthday or your death, we increase variable account floor by 5 %, multiplied by the prior contract anniversary's variable account floor.

    (C) Any variable account floor increase on contract anniversaries does not increase PAB or EAB.

For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.

For a spouse who is age 79 or younger and continues the contract, the 5% Accumulation Death Benefit will continue and the values may be reset as described above. If your spouse is age 80 or older when the contract is continued, the 5% Accumulation Death Benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, the 5% Accumulation Death Benefit will continue and the values may be reset as described above. If any owner is age 80 or older at the time of the covered life change, the 5% Accumulation death benefit will terminate and the Standard Death Benefit will apply.

ENHANCED DEATH BENEFIT
The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:


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1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV as described above;

4. the 5% accumulation death benefit floor as described above; or

5. the Full Surrender Value as described above.

For a spouse who is age 79 or younger and continues the contract, the Enhanced Death Benefit will continue and the values may be reset as described above. If your spouse is age 80 or older when the contract is continued, the Enhanced Death Benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, the Enhanced Death Benefit will continue and the values may be reset as described above. If any owner is age 80 or older at the time of the covered life change, the Enhanced Death Benefit will terminate and the Standard Death Benefit will apply.

For an example of how each death benefit is calculated, see Appendix D.

BENEFIT PROTECTOR DEATH BENEFIT
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit, plus:

- 40% of your earnings at death if you were under age 70 on the rider effective date; or

- 15% of your earnings at death if you were age 70 or older on the rider effective date.

If this rider is effective after the contract date or if there has been a covered life change, remaining purchase payments is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments. Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the remaining purchase payments that are one or more years old.

Note: Remaining purchase payments is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.

TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days after the first rider anniversary.

- You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.

- Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.

- You may terminate the rider within 30 days following the effective date of an ownership change if you are age 75 or younger.


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- The rider will terminate for a spousal continuation or ownership change if the spouse or any owner is age 76 or older at the time of the change.

- The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.

- The rider will terminate when beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner. Your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for "remaining purchase payments" used in calculating earnings at death.

After a covered life change other than a spouse that continues the contract, all owners will be subject to all of the limitations and restrictions of the rider just as if they were purchasing a new contract; and the age of all owners at the time of the change will be used to determine the earnings at death percentage going forward. If any owner does not qualify for the rider on the basis of age, we will terminate the rider. If they do qualify for the rider on the basis of age, we will substitute the contract value on the date of the ownership change for remaining purchase payments used in calculating earnings at death.

For an example, please see Appendix D.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and you are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, the transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

the benefits payable under the Benefit Protector described above, plus:

a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:


                                  PERCENTAGE IF YOU ARE                           PERCENTAGE IF YOU ARE
RIDER YEAR WHEN DEATH OCCURS:     UNDER AGE 70 ON THE RIDER EFFECTIVE DATE        70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                           0%                                               0%

Three and Four                                       10%                                            3.75%

Five or more                                         20%                                             7.5%




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Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the applicable death benefit plus:


RIDER YEAR WHEN    IF YOU ARE UNDER AGE 70                               IF YOU ARE AGE 70
DEATH OCCURS       ON THE RIDER EFFECTIVE DATE, ADD . . .                OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One                Zero                                                  Zero

Two                40% x earnings at death (see above)                   15% x earnings at death

Three and Four     40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                   payment*)                                             payment*)

Five or more       40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                   payment*)                                             payment*)


* Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.

- The rider will terminate if there is a covered life change.

- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid without regard to the Full Surrender Value. We will then terminate the Benefit Protector Plus (see "Benefits in Case of Death").

For an example, see Appendix D.

OPTIONAL LIVING BENEFITS
SECURESOURCE STAGES 2 RIDERS
The SecureSource Stages 2 rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.

The SecureSource Stages 2 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.

Your benefits under the rider can be reduced if any of the following occurs:

- If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band as long as rider benefits are payable;

- If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

- If you take a withdrawal and later choose to allocate your contract value to a Portfolio Navigator fund of funds that is more aggressive than the target fund;

- If the contract value is 20% or more below purchase payments increased by any contract anniversary gains or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages 2 rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.

As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.


Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.



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Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY
There are two optional SecureSource Stages 2 riders available under your contract:

- SecureSource Stages 2 -- Single Life

- SecureSource Stages 2 -- Joint Life

The information in this section applies to both SecureSource Stages 2 riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages 2 -- Single Life rider covers one person. The SecureSource Stages 2 -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages 2 -- Single Life rider or the SecureSource Stages 2 -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource Stages 2 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:

- SINGLE LIFE: you are 85 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 85 or younger on the date the contract is issued.

The SecureSource Stages 2 riders are not available under an inherited qualified annuity.

The SecureSource Stages 2 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

- SINGLE LIFE: death (see "At Death" heading below).

- JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).

KEY TERMS
The key terms associated with the SecureSource Stages 2 rider are:

AGE BANDS: Each age band is associated with a two lifetime payment percentages. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year.

ANNUAL STEP-UP: an increase in the benefit base and/or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

EXCESS WITHDRAWAL: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.

EXCESS WITHDRAWAL PROCESSING: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment. Two percentages ("percentage A" and "percentage B") are used for each age band. The difference between percentage A and percentage B is referred to as the income bonus. Percentage B is referred to as the minimum lifetime payment percentage.

PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.


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REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.

RIDER CREDIT: an amount that can be added to the benefit base on each of the first ten contract anniversaries based on a rider credit percentage of 8% for the first anniversary and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.

WAITING PERIOD: the period of time before you can take a withdrawal without limiting benefits under the rider. If you take any withdrawals during the waiting period, the lifetime benefit amount will be determined using percentage B, the minimum lifetime payment percentage, for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. The waiting period starts on the rider effective date and ends on the day prior to the first anniversary.

WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the lifetime payment percentage after the waiting period. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.

IMPORTANT SECURESOURCE STAGES 2 RIDER CONSIDERATIONS
You should consider whether a SecureSource Stages 2 rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band and percentage A, and therefore income bonus, will not be available as long as rider benefits are payable. Any withdrawals in the first 10 years will terminate any remaining rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider will be reduced.

- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must elect one of the investment options under the PN program. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.


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  After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:

  1. the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and

  2. the ALP and RALP, if available, will be recalculated.

You may request to change your investment option by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource Stages 2 rider may not be cancelled (except as provided under "Rider Termination" heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

  Dissolution of marriage does not terminate the SecureSource Stages 2 -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages 2 -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.

  For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource Stages 2 -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".

- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 591/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period the lifetime benefit amount will be determined using percentage B for as long as rider benefits are payable. While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.


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




- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."


LIFETIME BENEFIT DESCRIPTION
SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.

JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment percentage or BB changes as described below, the ALP will be recalculated. After the waiting period and when the ALP is established, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.

If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.

SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50.

JOINT LIFE: The ALP is established on the earliest of the following dates:

- The rider effective date if the younger covered spouse has already reached age 50.

- The date the younger covered spouse's attained age equals age 50.

- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): the annual lifetime payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.

LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.

For ages:

- 50-58, percentage A is 4% and percentage B is 3%.

- 59-64, percentage A is 5% and percentage B is 4%.

- 65-79, percentage A is 6% and percentage B is 5%.

- 80 and older, percentage A is 7% and percentage B is 6%.

The age band for the lifetime payment percentage is determined at the following times:

- When the ALP is established: The age band used to calculate the initial ALP is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouse's attained age).

- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouse's subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouse's attained age) is in a higher age band,

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  then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)

- Upon annual step-ups (see "Annual Step ups" below).

- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.

The following determines whether percentage A or percentage B is used for each applicable age band:

During the waiting period, percentage B will be used. If you take a withdrawal in the waiting period, percentage B will be used and the income bonus will not be available for as long as rider benefits are payable.

If no withdrawal is taken during the waiting period, after the waiting period a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below. Market volatility, a prolonged flat, low or down market, rider credits, and the deduction of charges all impact whether you are eligible for percentage A or percentage B.

On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:

       1 - (A/B) where:

       A = Contract value at the end of the prior valuation period

       B = WAB at the end of the prior valuation period

After the ALP is established and after the waiting period, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.


However, at the earliest of (1), (2) or (3) below Percentage A or Percentage B will be set and remain fixed as long as the benefit is payable:


- if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or

- when the contract value reduces to zero, or

- on the date of death (JOINT LIFE: remaining covered spouse's date of death) when a death benefit is payable.

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.

DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values (benefit base (BB), credit base (CB) and withdrawal adjustment base (WAB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:

- On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.

- When an additional purchase payment is made: If the WAB and CB are greater than zero, the WAB and CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.

- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.

  (a) If the first withdrawal is taken during the waiting period, the WAB will be permanently reset to zero. If the first withdrawal is taken after the waiting period, the WAB will be reduced by the "adjustment for withdrawal," as defined below.

  (b) if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.


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  (c) if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the "adjustment for withdrawal," and the PBG will be reduced by the greater of the amount of the withdrawal or the "adjustment for withdrawal," but it will not be less than zero.

  (d) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:

  The PBG will be reset to the lesser of:

  (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or

  (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

A X B
-----  where:
  C



       A = the amount of the withdrawal minus the RALP

       B = the PBG minus the RALP on the date of (but prior to) the withdrawal

       C = the contract value on the date of (but prior to) the withdrawal minus the RALP

  The BB will be reduced by an amount as calculated below:

D X E
-----  where:
  F



       D = the amount of the withdrawal minus the RALP

       E = the BB on the date of (but prior to) the withdrawal

       F = the contract value on the date of (but prior to) the withdrawal minus the RALP.

ADJUSTMENT FOR WITHDRAWAL DEFINITION: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the "adjustment for withdrawal." The "adjustment for withdrawal" is calculated as follows:

G X H
-----  where:
  I



       G = the amount the contract value is reduced by the withdrawal

       H = the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal

       I = the contract value on the date of (but prior to) the withdrawal.

RIDER ANNIVERSARY PROCESSING: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.

- The WAB on rider anniversaries: Unless the WAB is permanently reset to zero or you decline any rider fee increase, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater.

- RIDER CREDITS: If you did not take any withdrawals and you did not decline any rider fee increase, rider credits are available for the first ten contract anniversaries.

  On the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit dates the BB and WAB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10(th) rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.

- ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any rider fee increase, future annual step-ups will no longer be available.

  The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an

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  increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.

OTHER PROVISIONS
REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:

- The annual lifetime payment is established;

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. If any withdrawal is taken in the waiting period, including RMDs, Percentage B for the applicable age band will be used as long as rider benefits are payable. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to a lifetime payment percentage changes. See Appendix F for additional information.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages 2 -- Single Life rider terminates.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages 2 -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.

Unless you decline a rider fee increase, at the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The WAB, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.

RULES FOR SURRENDER: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.

If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:

- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).

  In either case above:

  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.

  - We will no longer accept additional purchase payments.

  - No more charges will be collected for the rider.

  - The current ALP is fixed for as long as payments are made.


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  - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.

  - The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.

- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.

- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.

AT DEATH:

SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:

- elect to take the death benefit under the terms of the contract, or

- elect to take the principal back guarantee available under this rider, or

- continue the contract and the SecureSource Stages 2 -- Joint Life rider under the spousal continuation option.

- For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:

  1. If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.


  2. If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age in the first age band will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.


- In either of the above cases:

- After the date of death, there will be no additional rider credits or annual step-ups.

- The lifetime payment percentage used will be set as of the date of death.

- The amount paid in the current contract year will be reduced for any prior withdrawals in that year.

  3. On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.

  4. If the PBG equals zero, the benefit terminates. No further payments are made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.

ASSIGNMENT: If allowed by state law, an assignment is subject to our approval.

ANNUITY PROVISIONS: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages 2 rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.

If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.


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RIDER TERMINATION
The SecureSource Stages 2 rider cannot be terminated either by you or us except as follows:

- SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.

- SINGLE LIFE: after the death benefit is payable, the rider will terminate.

- SINGLE LIFE: spousal continuation will terminate the rider.

- JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.

- On the annuitization start date, the rider will terminate.

- You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See "Charges -- SecureSource Stages 2 rider charge").

- When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.

- Termination of the contract for any reason will terminate the rider.

For an example, see Appendix E.

ACCUMULATION PROTECTOR BENEFIT RIDER

PLEASE NOTE THAT THIS RIDER IS NOT AVAILABLE FOR SALE FOR CONTRACT APPLICATIONS SIGNED ON OR AFTER FEB. 27, 2012.


The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified annuities and qualified annuities. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.

If you are age 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires, no further benefit will be payable, and no further charges for the rider will be deducted. After the waiting period, you have the following options:

- Continue your contract;

- Take partial surrenders or make a full surrender; or

- Annuitize your contract.

The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages 2 rider.

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:

- you must participate in the PN program and you must elect one of the investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program");

- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below) In addition, we reserve the right to change these additional purchase payment limits, including making further restrictions, upon written notice;


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- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and

- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider fee to increase (see "Waiting Period" below).

Be sure to discuss with your financial advisor whether an Accumulation Protector Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

  (a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

  (b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee. Waiting period will restart upon elective step ups and spousal continuation step ups.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

  1. 80% of the contract value on the contract anniversary; or

  2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the fee (although the total charge for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


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We may increase the fee for your rider (see "Charges -- Accumulation Protector
Benefit Rider Charge"). The revised fee would apply to your rider if you exercise the annual elective step up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step up. Elective step ups will also result in a restart of the waiting period as of the most recent contract anniversary.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

The elective step up option is not available for inherited IRAs or if the benefit date would be after the annuitization start date.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS

If your MCAV is increased as a result of Elective Step Up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the fee for the Accumulation Protector Benefit rider, you will pay the fee that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

CHANGE OF OWNERSHIP OR ASSIGNMENT

Subject to state limitations, a change of ownership or assignment is subject to our approval.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

The rider will terminate before the benefit date without paying a benefit on the date:

- you take a full surrender;

- on the annuitization start date;

- the contract terminates as a result of the death benefit being paid; or

- when a beneficiary elects an alternative payment plan which is an inherited
  IRA.

The rider will terminate on the benefit date.

For an example, see Appendix E.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under annuity payout Plan E (See
"Charges -- Surrender charge under Annuity Payout Plan E").

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA(less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;


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- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant's age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity Table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the annuitization start date.


- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only ONE monthly payout, we will not make any more payouts.

- PLAN B: LIFE ANNUITY WITH FIVE, TEN, 15, OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten, 15, or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take surrender. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your

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payout plan options. The options will meet certain IRS regulations governing
RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

For qualified and nonqualified contracts with the SecureSource Stages 2 rider, if your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider's payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (JOINT LIFE: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee.

You must select a payout plan as of the annuitization start date set forth in your contract.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.

ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.

SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value

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immediately before the surrender exceeds the investment in the contract.
Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See "Benefits in Case of Death -- If You Die Before the Annuitization Start Date").



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until surrendered or paid out.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance


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contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a or qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there are may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.


For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange. Different IRS limitations on surrenders apply to partial exchanges completed prior to October 24, 2011.


ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.

WITHHOLDING FOR IRAS, ROTH IRAS AND SEPS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



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The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.


WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- to pay certain medical or education expenses (IRAs only); or

- if the distribution is made from an inherited IRA.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See "Benefits in Case of Death -- If You Die Before the Annuitization Start Date").

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or


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state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


SPOUSAL STATUS: Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, if you are in the civil union or you are contemplating a civil union or same-sex marriage, you should note that the favorable tax treatment afforded under Federal law would not be available to the same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 65

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.50% each time you make a purchase payment. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

- sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

- marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

- providing service to contract owners; and

- funding other events sponsored by a selling firm that may encourage the selling firm's financial advisors to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and


--------------------------------------------------------------------------------
 66 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO FINANCIAL ADVISORS
- The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.

- To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so

--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 67
upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.


--------------------------------------------------------------------------------
 68 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: THE FUNDS

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:





----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------

BlackRock Global   Seeks high total investment return.          BlackRock Advisors, LLC,
Allocation V.I.                                                 adviser; BlackRock
Fund (Class III)                                                Investment Management,
                                                                LLC and BlackRock
                                                                International Limited,
                                                                sub-advisers.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum total investment return        Columbia Management
Portfolio - Bala-  through a combination of capital growth and  Investment Advisers, LLC
nced Fund (Class   current income.
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income while     Columbia Management
Portfolio - Dive-  attempting to conserve the value of the      Investment Advisers, LLC
rsified Bond Fund  investment for the longest period of time.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Emer-                                               Investment Advisers,
ging Markets                                                    LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 2)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks high total   Columbia Management
Portfolio - Glob-  return through income and growth of          Investment Advisers, LLC
al Bond Fund       capital.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks total        Columbia Management
Portfolio - Glob-  return that exceeds the rate of inflation    Investment Advisers, LLC
al Inflation       over the long term.
Protected
Securities Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks total return, consisting of a high     Columbia Management
Portfolio - High   level of income and capital appreciation.    Investment Advisers, LLC
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 2)
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 69

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks high total return through current      Columbia Management
Portfolio - Inco-  income and capital appreciation.             Investment Advisers, LLC
me Opportunities
Fund (Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - In-                                                 Investment Advisers,
ternational                                                     LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 2)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Large                                               Investment Advisers, LLC
Cap Growth Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks level of current income consistent     Columbia Management
Portfolio - Limi-  with preservation of capital.                Investment Advisers, LLC
ted Duration
Credit Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico International                                               LLC, adviser; Marsico
Opportunities                                                   Capital Management, LLC,
Fund (Class 2)                                                  subadviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks growth of capital.                     Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Growth
Opportunity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Value
Opportunity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital appreciation.        Columbia Management
Portfolio - S&P                                                 Investment Advisers, LLC
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Large-Cap
Value Fund (Class
2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Stra-  capital growth as a secondary objective.     Investment Advisers, LLC
tegic Income Fund
(Class 2)
----------------------------------------------------------------------------------------

DWS Alternative    Seeks capital appreciation                   Deutsche Investment
Asset Allocation                                                Management Americas
VIP, Class B                                                    Inc., adviser; QS
                                                                Investors, LLC and RREEF
                                                                America L.L.C., sub-
                                                                advisers.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 70 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR)
Portfolio Service  stocks. Invests in securities of companies   is the fund's manager.
Class 2            whose value it believes is not fully         FMR Co., Inc. (FMRC) and
                   recognized by the public. Invests in either  other investment
                   "growth" stocks or "value" stocks or both.   advisers serve as sub-
                   The fund invests in domestic and foreign     advisers for the fund.
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class 2    Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or larger market                advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return. The fund       Franklin Advisory
Small Cap Value    normally invests at least 80% of its net     Services, LLC
Securities         assets in investments of small
Fund - Class 2     capitalization companies.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Janus                                                    LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks the highest return over time           Janus Capital Management
Series Moderate    consistent with an emphasis on growth of     LLC
Allocation         capital and income.
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Service                                                Management
Class
----------------------------------------------------------------------------------------

Morgan Stanley     Seeks long-term capital growth by investing  Morgan Stanley
UIF Mid Cap        primarily in common stocks and other equity  Investment Management
Growth Portfolio,  securities.                                  Inc.
Class II Shares
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in securities of         Management LLC
Management Trust   companies that meet the Fund's financial
Socially           criteria and social policy.
Responsive
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
Global Securities  investing a substantial portion of its
Fund/VA, Service   assets in securities of foreign issuers,
Shares             "growth-type" companies, cyclical
                   industries and special situations that are
                   considered to have appreciation
                   possibilities.
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small- &
Mid-Cap
Fund(R)/VA,
Service Shares
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.                       (PIMCO)
Class
----------------------------------------------------------------------------------------

PIMCO VIT Global   Seeks total return which exceeds that of a   Pacific Investment
Multi-Asset        blend of 60% MSCI World Index/40% Barclays   Management Company LLC
Portfolio,         Capital U.S. Aggregate Index.                (PIMCO)
Advisor Class
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 71

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Aggr-  consistent with an aggressive level of       Investment Advisers, LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 2)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income.          Columbia Management
Portfolio - Amer-                                               Investment Advisers,
ican Century                                                    LLC, adviser; American
Diversified Bond                                                Century Investment
Fund (Class 2)                                                  Management, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Amer-                                               Investment Advisers,
ican Century                                                    LLC, adviser; American
Growth Fund                                                     Century Investment
(Class 2)                                                       Management, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Colu-                                               Investment Advisers,
mbia Wanger                                                     LLC, adviser; Columbia
International                                                   Wanger Asset Management
Equities Fund                                                   LLC, subadviser.
(Class 2)
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Colu-                                               Investment Advisers,
mbia Wanger U.S.                                                LLC, adviser; Columbia
Equities Fund                                                   Wanger Asset Management
(Class 2)                                                       LLC, subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Cons-  consistent with a conservative level of      Investment Advisers, LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Davis                                               Investment Advisers,
New York Venture                                                LLC, adviser; Davis
Fund (Class 2)                                                  Selected Advisers, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital appreciation.        Columbia Management
Portfolio - DFA                                                 Investment Advisers,
International                                                   LLC, adviser;
Value Fund (Class                                               Dimensional Fund
2) (previously                                                  Advisors, L.P.,
Variable                                                        subadviser.
Portfolio - Al-
lianceBernstein
International
Value Fund (Class
2))
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income.          Columbia Management
Portfolio - Eaton                                               Investment Advisers,
Vance Floating-                                                 LLC, adviser; Eaton
Rate Income Fund                                                Vance Management,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Gold-                                               Investment Advisers,
man Sachs Mid Cap                                               LLC, adviser; Goldman
Value Fund (Class                                               Sachs Asset Management,
2)                                                              L.P., subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Inve-                                               Investment Advisers,
sco International                                               LLC, adviser; Invesco
Growth Fund                                                     Advisers, Inc.,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 72 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks high level of current income while     Columbia Management
Portfolio - J.P.   conserving the value of the investment for   Investment Advisers,
Morgan Core Bond   the longest period of time.                  LLC, adviser; J.P.
Fund (Class 2)                                                  Morgan Investment
                                                                Management Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Jenn-                                               Investment Advisers,
ison Mid Cap                                                    LLC, adviser; Jennison
Growth Fund                                                     Associates LLC,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico Growth Fund                                                 LLC, adviser; Marsico
(Class 2)                                                       Capital Management, LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - MFS                                                 Investment Advisers,
Value Fund (Class                                               LLC, adviser;
2)                                                              Massachusetts Financial
                                                                Services Company,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderate level of risk.    Investment Advisers, LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 2)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately aggressive      Investment Advisers, LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
2)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately conservative    Investment Advisers, LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks to provide current income and capital  Columbia Management
Portfolio - Morg-  appreciation.                                Investment Advisers,
an Stanley Global                                               LLC, adviser; Morgan
Real Estate Fund                                                Stanley Investment
(Class 2)                                                       Management Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks to provide long-term growth of         Columbia Management
Portfolio - NFJ    capital and income.                          Investment Advisers,
Dividend Value                                                  LLC, adviser; NFJ
Fund (Class 2)                                                  Investment Group LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Nuve-                                               Investment Advisers,
en Winslow Large                                                LLC, adviser; Winslow
Cap Growth Fund                                                 Capital Management,
(Class 2)                                                       Inc., subadviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 73

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; TCW
Growth Fund                                                     Investment Management
(Class 2)                                                       Company, London Company
                                                                of Virginia, doing
                                                                business as The London
                                                                Company and Wells
                                                                Capital Management
                                                                Incorporated,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; Barrow,
Value Fund (Class                                               Hanley, Mewhinney &
2)                                                              Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Variable           Seeks to provide total return through        Columbia Management
Portfolio - PIMCO  current income and capital appreciation.     Investment Advisers,
Mortgage-Backed                                                 LLC, adviser; Pacific
Securities Fund                                                 Investment Management
(Class 2)                                                       Company LLC, subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Pyra-                                               Investment Advisers,
mis(R)                                                          LLC, adviser; Pyramis
International                                                   Global Advisers, LLC,
Equity Fund                                                     subadviser.
(Class 2)
----------------------------------------------------------------------------------------

Variable           Seeks to provide current income consistent   Columbia Management
Portfolio - Wells  with capital preservation.                   Investment Advisers,
Fargo Short                                                     LLC, adviser; Wells
Duration                                                        Capital Management
Government Fund                                                 Incorporated,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Opportunity                                                     adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 74 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

AS THE EXAMPLES BELOW DEMONSTRATE, THE APPLICATION OF AN MVA MAY RESULT IN EITHER A GAIN OR A LOSS OF PRINCIPAL. WE REFER TO ALL OF THE TRANSACTIONS DESCRIBED BELOW AS "EARLY SURRENDERS." THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

ASSUMPTIONS:
- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY SURRENDER AMOUNT X   [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period (rounded up to the next year).

              n = number of months remaining in the current Guarantee Period
                (rounded up to the next month).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 75

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your surrender charge percentage is 7% if you elected RAVA 5 Advantage with the ten-year surrender charge schedule, 6% if you elected RAVA 5 Advantage with the seven-year surrender charge schedule and 4% if you elected RAVA 5 Select. We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
 76 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- SURRENDER CHARGES

We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:

     PPS   =    PPSC + PPF
     PPSC  =    purchase payments surrendered that could be subject to a surrender charge
           =    (PS - FA) / (CV - FA) x (PP - PPF)
     PPF   =    purchase payments surrendered that are not subject to a surrender charge
           =    FA - contract earnings, but not less than zero
     PP    =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     PS    =    amount the contract value is reduced by the surrender
     FA    =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     CV    =    contract value prior to the surrender


When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account, the Special DCA fixed account. If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.

The examples below show how the surrender charge for a full and partial surrender is calculated. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
                                  Contract value just prior to surrender:   $60,000.00    $40,000.00
                                     Contract value on prior anniversary:    58,000.00     42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings available in the contract at the time of surrender as:
                             Contract value just prior to surrender (CV):    60,000.00     40,000.00
     Less purchase payments received and not previously surrendered (PP):    50.000.00     50.000.00
                                                                            ----------    ----------
                       Earnings in the contract (but not less than zero):    10,000.00          0.00

STEP 2.   Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:    10,000.00          0.00
                           10% of the prior anniversary's contract value:     5,800.00      4,200.00
                                                                            ----------    ----------
                                             FA (but not less than zero):    10,000.00      4,200.00


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 77

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS

STEP 3.   Next we determine PPF, the amount by which the total free
          amount (FA) exceeds earnings.
                                                  Total free amount (FA):    10,000.00      4,200.00
                                           Less earnings in the contract:    10,000.00          0.00
                                                                            ----------    ----------
                                            PPF (but not less than zero):         0.00      4,200.00

STEP 4.   Next we determine PS, the amount by which the contract value is reduced by the surrender.
                                                                      PS:    60,000.00     40,000.00

STEP 5.   Now we can determine how much of the PP is being surrendered
          (PPS) as follows:
          PPS = PPF + PPSC
              = PPF+ (PS - FA) / (CV - FA) * (PP - PPF)
                                                        PPF from Step 3 =         0.00      4,200.00
                                                         PS from Step 4 =    60,000.00     40,000.00
                                                         CV from Step 1 =    60,000.00     40,000.00
                                                         FA from Step 2 =    10,000.00      4,200.00
                                                         PP from Step 1 =    50,000.00     50,000.00
                                                                            ----------    ----------
                                                                    PPS =    50,000.00     50,000.00

STEP 6.   We then calculate the surrender charge as a percentage of PPS.
          Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                     PPS:    50,000.00     50,000.00
                                                                less PPF:         0.00      4,200.00
                                                                            ----------    ----------
                      PPSC = amount of PPS subject to a surrender charge:    50,000.00     45,800.00
                                 multiplied by the surrender charge rate:       x 7.0%        x 7.0%
                                                                            ----------    ----------
                                                        surrender charge:     3,500.00      3,206.00


STEP 7.   The dollar amount you will receive as a result of your full surrender is determined as:
                                              Contract value surrendered:    60,000.00     40,000.00
                                                        SURRENDER CHARGE:    (3,500.00)    (3,206.00)
                          Contract charge (assessed upon full surrender):       (30.00)       (30.00)
                                                                            ----------    ----------
                                             NET FULL SURRENDER PROCEEDS:   $56,470.00    $36,764.00



PARTIAL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- You have made no prior surrenders.


--------------------------------------------------------------------------------
 78 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
                                  Contract value just prior to surrender:   $60,000.00    $40,000.00
                                     Contract value on prior anniversary:    58,000.00     42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings available in the contract at the time of surrender as:
                             Contract value just prior to surrender (CV):    60,000.00     40,000.00
     Less purchase payments received and not previously surrendered (PP):    50,000.00     50,000.00
                                                                            ----------    ----------
                       Earnings in the contract (but not less than zero):    10,000.00          0.00

STEP 2.   Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:    10,000.00          0.00
                           10% of the prior anniversary's contract value:     5,800.00      4,200.00
                                                                            ----------    ----------
                                             FA (but not less than zero):    10,000.00      4,200.00

STEP 3.   Next we determine PPF, the amount by which the total free
          amount (FA) exceeds earnings
                                                  Total free amount (FA):    10,000.00      4,200.00
                                           Less earnings in the contract:    10,000.00          0.00
                                                                            ----------    ----------
                                            PPF (but not less than zero):         0.00      4,200.00

STEP 4.   Next we determine PS, the amount by which the contract value is reduced by the surrender
                    PS (determined by iterative process described above):    15,376.34     16,062.31

STEP 5.   Now we can determine how much of the PP is being surrendered
          (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

                                                        PPF from Step 3 =         0.00      4,200.00
                                                         PS from Step 4 =    15,376.34     16,062.31
                                                         CV from Step 1 =    60,000.00     40,000.00
                                                         FA from Step 2 =    10,000.00      4,200.00
                                                         PP from Step 1 =    50,000.00     50,000.00
                                                                            ----------    ----------
                                                                    PPS =     5,376.34     19,375.80

STEP 6.   We then calculate the surrender charge as a percentage of PPS.
          Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                     PPS:     5,376.34     19,375.80
                                                                less PPF:         0.00      4,200.00
                                                                            ----------    ----------
                      PPSC = amount of PPS subject to a surrender charge:     5,376.34     15,175.80
                                 multiplied by the surrender charge rate:       x 7.0%        x 7.0%
                                                                            ----------    ----------
                                                        surrender charge:       376.34      1,062.31


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 79

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS

STEP 7.    The dollar amount you will receive as a result of your partial surrender is determined as:
                                              Contract value surrendered:    15,376.34     16,062.31
                                                        SURRENDER CHARGE:      (376.34)    (1,062.31)
                                                                            ----------    ----------
                                          NET PARTIAL SURRENDER PROCEEDS:   $15,000.00    $15,000.00



FULL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the contract issue date) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth contract year is 4.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
                                  Contract value just prior to surrender:   $60,000.00    $40,000.00
                                     Contract value on prior anniversary:    58,000.00     42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings available in the contract at the time of surrender as:
                             Contract value just prior to surrender (CV):    60,000.00     40,000.00
     Less purchase payments received and not previously surrendered (PP):    50.000.00     50.000.00
                                                                            ----------    ----------
                       Earnings in the contract (but not less than zero):    10,000.00          0.00

STEP 2.   Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:    10,000.00          0.00
                           10% of the prior anniversary's contract value:     5,800.00      4,200.00
                                                                            ----------    ----------
                                             FA (but not less than zero):    10,000.00      4,200.00

STEP 3.   Next we determine PPF, the amount by which the total free
          amount (FA) exceeds earnings.
                                                  Total free amount (FA):    10,000.00      4,200.00
                                           Less earnings in the contract:    10,000.00          0.00
                                                                            ----------    ----------
                                            PPF (but not less than zero):         0.00      4,200.00

STEP 4.   Next we determine PS, the amount by which the contract value is reduced by the surrender.
                                                                      PS:    60,000.00     40,000.00


--------------------------------------------------------------------------------
 80 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS

STEP 5.   Now we can determine how much of the PP is being surrendered
          (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

                                                        PPF from Step 3 =         0.00      4,200.00
                                                         PS from Step 4 =    60,000.00     40,000.00
                                                         CV from Step 1 =    60,000.00     40,000.00
                                                         FA from Step 2 =    10,000.00      4,200.00
                                                         PP from Step 1 =    50,000.00     50,000.00
                                                                            ----------    ----------
                                                                    PPS =    50,000.00     50,000.00

STEP 6.   We then calculate the surrender charge as a percentage of PPS.
          Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                     PPS:    50,000.00     50,000.00
                                                                less PPF:         0.00      4,200.00
                                                                            ----------    ----------
                      PPSC = amount of PPS subject to a surrender charge:    50,000.00     45,800.00
                                 multiplied by the surrender charge rate:       x 4.0%        x 4.0%
                                                                            ----------    ----------
                                                        surrender charge:     2,000.00      1,832.00
STEP 7.   The dollar amount you will receive as a result of your full surrender is determined as:
                                              Contract value surrendered:    60,000.00     40,000.00
                                                        SURRENDER CHARGE:    (2,000.00)    (1,832.00)
                          Contract charge (assessed upon full surrender):       (30.00)       (30.00)
                                                                            ----------    ----------
                                             NET FULL SURRENDER PROCEEDS:   $57,970.00    $38,138.00




PARTIAL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the contract issue date) surrender charge schedule and the following history:

ASSUMPTIONS:
- We receive a single $50,000 purchase payment;

- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth contract year is 4.0%; and

- You have made no prior surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
                                  Contract value just prior to surrender:   $60,000.00    $40,000.00
                                     Contract value on prior anniversary:    58,000.00     42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings available in the contract at the time of surrender as:
                             Contract value just prior to surrender (CV):    60,000.00     40,000.00
     Less purchase payments received and not previously surrendered (PP):    50,000.00     50,000.00
                                                                            ----------    ----------
                       Earnings in the contract (but not less than zero):    10,000.00          0.00


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 81

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS

STEP 2.   Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:    10,000.00          0.00
                           10% of the prior anniversary's contract value:     5,800.00      4,200.00
                                                                            ----------    ----------
                                             FA (but not less than zero):    10,000.00      4,200.00

STEP 3.   Next we determine PPF, the amount by which the total free
          amount (FA) exceeds earnings
                                                  Total free amount (FA):    10,000.00      4,200.00
                                           Less earnings in the contract:    10,000.00          0.00
                                                                            ----------    ----------
                                            PPF (but not less than zero):         0.00      4,200.00

STEP 4.   Next we determine PS, the amount by which the contract value is reduced by the surrender
                    PS (determined by iterative process described above):    15,208.33     15,582.48

STEP 5.   Now we can determine how much of the PP is being surrendered
          (PPS) as follows:

          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

                                                        PPF from Step 3 =         0.00      4,200.00
                                                         PS from Step 4 =    15,208.33     15,582.48
                                                         CV from Step 1 =    60,000.00     40,000.00
                                                         FA from Step 2 =    10,000.00      4,200.00
                                                         PP from Step 1 =    50,000.00     50,000.00
                                                                            ----------    ----------
                                                                    PPS =     5,208.33     18,761.94

STEP 6.   We then calculate the surrender charge as a percentage of PPS.
          Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                     PPS:     5,208.33     18,761.94
                                                                less PPF:         0.00      4,200.00
                                                                            ----------    ----------
                      PPSC = amount of PPS subject to a surrender charge:     5,208.33     14,561.94
                                 multiplied by the surrender charge rate:       x 4.0%        x 4.0%
                                                                            ----------    ----------
                                                        surrender charge:       208.33        582.48

STEP 7.   The dollar amount you will receive as a result of your partial surrender is determined as:
                                              Contract value surrendered:    15,208.33     15,582.48
                                                        SURRENDER CHARGE:      (208.33)      (582.48)
                                                                            ----------    ----------
                                          NET PARTIAL SURRENDER PROCEEDS:   $15,000.00    $15,000.00




--------------------------------------------------------------------------------
 82 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- OPTIONAL DEATH BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL DEATH BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.

EXAMPLE -- ROPP DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $20,000; and

- on the first contract anniversary you make an additional purchase payment of $5,000; and

- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and

- During the third contract year the contract value grows to $23,000.

WE CALCULATE THE ROPP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                              $23,000.00
                                                                                      ----------
Purchase payments minus adjusted partial surrenders:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.54
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------
THE ROPP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:               $23,295.45




EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000.

- On the first contract anniversary the contract value grows to $26,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender (including surrender charge), leaving a contract value of $20,500.

WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $20,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.55
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 83

3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $26,000.00
        plus purchase payments made since the prior anniversary:                           +0.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $26,000
        ----------------  =                                                            -1,772.73
             $22,000
                                                                                      ----------

        for a death benefit of:                                                       $24,227.27
                                                                                      ----------
THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS
  THE MAV:                                                                            $24,227.27




EXAMPLE -- 5-YEAR MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000.

- On the fifth contract anniversary the contract value grows to $26,000.

- During the sixth contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender (including surrender charge), leaving a contract value at $20,500.

WE CALCULATE THE 5-YEAR MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:


1. CONTRACT VALUE AT DEATH:                                                           $20,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.55
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------
3. THE 5-YEAR MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $26,000.00
        plus purchase payments made since the prior anniversary:                           +0.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $26,000
        ----------------  =                                                            -1,772.73
             $22,000
                                                                                      ----------

        for a death benefit of:                                                       $24,227.27
                                                                                      ----------
THE 5-YEAR MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5-YEAR MAV:                                                            $24,227.27



EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and

- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.


--------------------------------------------------------------------------------
 84 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
  FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,543.21
             $24,300
                                                                                      ----------
        for a death benefit of:                                                       $23,456.79
                                                                                      ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
        The MAV on the immediately preceding anniversary:                             $25,000.00
        plus purchase payments made since that anniversary:                                +0.00
        minus adjusted partial surrenders made since that anniversary, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,543.21
             $24,300
                                                                                      ----------

        for a MAV Death Benefit of:                                                   $23,456.79
                                                                                      ----------
4. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
        The variable account floor on the first contract anniversary calculated
        as: 1.05 x $20,000 =                                                          $21,000.00

        plus amounts allocated to the subaccounts since that anniversary:                  +0.00
        minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:

        $1,500 x $21,000
        ----------------  =                                                            -1,657.89
             $19,000
                                                                                      ----------

        variable account floor benefit:                                               $19,342.11
        plus the regular fixed account value:                                          +5,300.00
                                                                                      ----------
        5% accumulation death benefit floor (value of the regular fixed account
        and the variable account floor):                                              $24,642.11
                                                                                      ----------
ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS
  THE 5%  ACCUMULATION DEATH BENEFIT FLOOR:                                           $24,642.11




EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and

- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,543.21
             $24,300
                                                                                      ----------
        for a death benefit of:                                                       $23,456.79
                                                                                      ----------


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 85

3. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as: 1.05 x $20,000 =                                                          $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:                  +0.00
        minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:

        $1,500 x $21,000
        ----------------  =                                                            -1,657.89
             $19,000
                                                                                      ----------

        variable account floor benefit:                                               $19,342.11
        plus the regular fixed account account value:                                  +5,300.00
                                                                                      ----------
        5% accumulation death benefit floor (value of the regular fixed account
        and the variable account floor):                                              $24,642.11
                                                                                      ----------
THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS  THE 5% ACCUMULATION DEATH BENEFIT FLOOR:                          $24,642.11



EXAMPLE -- BENEFIT PROTECTOR

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the Benefit Protector.

- During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

     MAV death benefit amount (contract value):                           $110,000
     plus the Benefit Protector which equals 40% of earnings at death
     (MAV death benefit amount minus remaining purchase payments):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
                                                                          --------
- On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     MAV death benefit amount (maximum anniversary value):                $110,000
     plus the Benefit Protector (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
                                                                          --------



- During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate remaining purchase payments as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

      MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
      $110,000 -   ($50,000 x $110,000)
                   --------------------  =                                                     $57,619
                         $105,000

      plus the Benefit Protector (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                                              +1,048
                                                                                               -------
Total death benefit of:                                                                        $58,667
                                                                                               -------




- On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
 86 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of remaining purchase payments that are one or more years old. The death benefit equals:

     MAV death benefit amount (contract value):                           $200,000
     plus the Benefit Protector (40% of earnings at death)
     0.40 x 2.50 x ($55,000) =                                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000
                                                                          --------



- During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

     MAV death benefit amount (contract value):                           $250,000
     plus the Benefit Protector (40% of earnings at death)
     0.40 x 2.50 x ($55,000) =                                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000
                                                                          --------



- During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the Benefit Protector changes. The death benefit equals:

     MAV death benefit amount (contract value):                           $250,500
     plus the Benefit Protector which equals 40% of earnings at death
     (the standard death benefit amount minus remaining purchase payments):
     0.40 x ($250,500 - $105,000) =                                        +58,200
                                                                          --------
  Total death benefit of:                                                 $308,700
                                                                          --------




EXAMPLE -- BENEFIT PROTECTOR PLUS

ASSUMPTIONS:

- You purchase the contract with an exchange purchase payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the Benefit Protector Plus.

- During the first contract year the contract value grows to $105,000. The death benefit on equals the standard death benefit amount, which is the contract value, or $104,000. You have not reached the first contract anniversary so neither the Benefit Protector Plus Part I nor Part II provides any additional benefit at this time.

- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus
  Part II does not provide any additional benefit at this time. The death benefit equals:

     MAV death benefit amount (contract value):                           $110,000
     plus the Benefit Protector Plus Part I which equals 40% of earnings at death (the MAV death benefit amount minus remaining purchase payments):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
                                                                          --------



- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

     MAV death benefit amount (maximum anniversary value):                $110,000
     plus the Benefit Protector Plus Part I (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus the Benefit Protector Plus Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
     0.10 x $100,000 =                                                     +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
                                                                          --------




- During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 87

  Altogether, we will surrender $50,000 and pay you $47,235. We calculate remaining purchase payments as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

      MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
      $110,000 -   ($50,000 x $110,000)
                   --------------------  =                                                     $57,619
                         $105,000

      plus the Benefit Protector Plus Part I (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                                              +1,048

      plus the Benefit Protector Plus Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
      0.10 x $55,000 =                                                                          +5,500
                                                                                               -------
Total death benefit of:                                                                        $64,167
                                                                                               -------




- On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of remaining purchase payments that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

     MAV death benefit amount (contract value):                           $200,000
     plus the Benefit Protector Plus Part I (40% of earnings at death)
     .40 x (2.50 x $55,000) =                                              +55,000
     plus the Benefit Protector Plus Part II which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000
                                                                          --------



- During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the Benefit Protector Plus Part I or Benefit Protector PlusPart II. The death benefit equals:

     MAV death benefit amount (contract value):                           $250,000
     plus the Benefit Protector Plus Part I (40% of earnings at death)
     .40 x (2.50 x $55,000) =                                              +55,000
     plus the Benefit Protector Plus Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
                                                                          --------



- During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the Benefit Protector PlusPart I changes but the value of the Benefit Protector Plus Part II remains constant. The death benefit equals:

     MAV death benefit amount (contract value):                           $250,500
     plus the Benefit Protector PlusPart I which equals 40% of
     earnings at death (the MAV death benefit minus remaining purchase payments):
     0.40 x ($250,500 - $105,000) =                                        +58,200
     plus the Benefit Protector Plus Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $319,700
                                                                          --------





--------------------------------------------------------------------------------
 88 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- OPTIONAL LIVING BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL LIVING BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL RIDER IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE
"TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL RIDERS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.

EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT

The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

THE EXAMPLE ASSUMES:
- You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.

- You make no additional purchase payments.

- You do not exercise the elective step-up option


                                                                                                                   HYPOTHETICAL
                                          PARTIAL SURRENDER     MCAV ADJUSTMENT                  ACCUMULATION        ASSUMED
END OF                                      (BEGINNING OF         FOR PARTIAL                      BENEFIT           CONTRACT
CONTRACT YEAR                                   YEAR)              SURRENDER          MCAV          AMOUNT            VALUE

1                                                   0                    0          100,000              0           112,000

2                                                   0                    0          102,400              0           128,000

3                                                   0                    0          108,000              0           135,000

4                                                   0                    0          108,000              0           118,000

5                                                   0                    0          108,000              0           100,000

6                                               2,000                2,160          105,840              0           122,000

7                                                   0                    0          112,000              0           140,000

8                                                   0                    0          112,000              0           121,000

9                                               5,000                4,628          107,372              0            98,000

10                                                  0                    0          107,372         22,372            85,000



EXAMPLE -- SECURESOURCE STAGES  2 RIDERS

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.

- Annual Step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate fund of funds at issue.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 89

                                  HYPOTHETICAL                                                                  LIFETI-
CONTRACT                             ASSUMED                           BENEFIT                                     ME
DURATION   PURCHASE    PARTIAL      CONTRACT                         DETERMINING                                PAYMENT
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        BB         WAB     PERCENTAGE      PBG       ALP     RALP    PERCENT

At Issue   $100,000         NA      $100,000    $100,000   $100,000      0.0%      $100,000   $4,000   $4,000(1)   4%

1                 0          0        98,000     108,000    108,000      9.3%       100,000    5,400    5,400(2)   5%

2                 0          0       105,000     114,000    114,000      7.9%       105,000    5,700    5,700      5%

3                 0          0       118,000     120,000    120,000      1.7%       118,000    6,000    6,000      5%

3.5               0      6,000       112,000     120,000    113,898      1.7%       112,000    6,000        0      5%

4                 0          0       115,000     120,000    115,000      0.0%       115,000    6,000    6,000      5%

5                 0          0       130,000     130,000    130,000      0.0%       130,000    7,800(3) 7,800(3)   6%(3)

6                 0          0       110,000     130,000    130,000     15.4%       130,000    7,800    7,800      6%

7                 0          0       100,000     130,000    130,000     23.1%       130,000    6,500(4) 6,500(4)   5%(4)

7.5               0     10,000        90,000     125,134(5) 117,000     23.1%       118,877(5) 6,257(5)     0      5%

8                 0          0        80,000     125,134    117,000     31.6%       118,877    6,257    6,257      5%

9                 0          0        95,000     125,134    117,000     18.8%       118,877    7,508(4) 7,508(4)   6%(4)



(1) The ALP and RALP are based on percentage B until the end of the 1-year waiting period.
(2) Since no withdrawal was taken, at the end of the 1-year waiting period, the ALP and RALP are recalculated based on percentage A.
(3) Because the annual step-up increased the BB on the anniversary and the covered person's (for the joint benefit, younger covered spouse's) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4) The Lifetime Payment Percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5) The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in "Lifetime Benefit Description -- Determination of Adjustment of Benefit Values".


--------------------------------------------------------------------------------
 90 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource Stages 2 rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.

For contract holders subject to annual RMD rules under the Section 401(a)(9) of the Code, amounts you withdraw from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:

(1) Each calendar year, if your ALERMDA is greater than the ALP.

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of ALP.

    - The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages 2 rider.

The ALERMDA is:

(1) determined by us each calendar year;

(2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;

(3) based on the value of this contract alone on the date it is determined;

(4) based on recalculated life expectancy taken from the Uniform Lifetime Table under the Code ; and

(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder as applicable on the effective date of this prospectus, to:

      1. IRAs under Section 408(b) of the Code;

      2. Roth IRAs under Section 408A of the Code;

      3. Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code.

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your SecureSource Stages 2 rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RALP amount and may result in the reduction of your guaranteed values as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years.

Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource Stages 2 rider.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 91

APPENDIX G: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount representing the lowest and highest total annual variable account expense combinations for each contract. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.
YEAR ENDED DEC. 31,               2011      2010      2009      2008      2007      2006
------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit value at
  beginning of period              $1.09     $1.00     $0.74     $1.23     $1.10    $1.00
Accumulation unit value at end
  of period                        $1.04     $1.09     $1.00     $0.74     $1.23    $1.10
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,920     1,769     1,603     1,325     1,295      346
------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit value at
  beginning of period              $1.05     $0.94     $0.79     $1.09     $1.16    $1.00
Accumulation unit value at end
  of period                        $1.05     $1.05     $0.94     $0.79     $1.09    $1.16
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   14,358    12,846    12,296    10,333    11,609    3,143
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit value at
  beginning of period              $1.09     $0.97     $0.79     $1.14     $1.13    $1.00
Accumulation unit value at end
  of period                        $1.10     $1.09     $0.97     $0.79     $1.14    $1.13
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    7,342     8,118     9,918     2,682     3,274      829
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $0.99     $1.00        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    2,071     1,047        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.02     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.07     $1.02        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    2,062     1,102        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.14     $1.21        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      824       316        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.26     $1.21        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       80        --        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.22     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $0.95     $1.22        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,374       398        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.04     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.08     $1.04        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      865       406        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2)
(7/19/2010)
Accumulation unit value at
  beginning of period              $1.02     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.11     $1.02        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,140       163        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit value at
  beginning of period              $1.29     $1.16     $0.82     $1.09     $1.08    $1.00
Accumulation unit value at end
  of period                        $1.36     $1.29     $1.16     $0.82     $1.09    $1.08
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   10,620    10,905    10,915     8,519     8,110    2,469
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.08     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.13     $1.08        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,786       859        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.07     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.13     $1.07        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      505       123        --        --        --       --
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 92 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,               2011      2010      2009      2008      2007      2006
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.19     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.04     $1.19        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      349       138        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.16     $1.21        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      401        75        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.01     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.02     $1.01        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      457       299        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2)
(6/26/2006)
Accumulation unit value at
  beginning of period              $1.13     $1.00     $0.73     $1.43     $1.20    $1.00
Accumulation unit value at end
  of period                        $0.94     $1.13     $1.00     $0.73     $1.43    $1.20
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    8,041     9,469    10,385    10,806     7,134   23,001
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.27     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.07     $1.27        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       91        12        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.26     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.15     $1.26        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      222        75        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit value at
  beginning of period              $1.06     $0.93     $0.74     $1.19     $1.14    $1.00
Accumulation unit value at end
  of period                        $1.06     $1.06     $0.93     $0.74     $1.19    $1.14
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    6,657     6,003     5,694     4,520     3,380    1,079
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.20     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.17     $1.20        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      197        23        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.27     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.15     $1.27        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       67        17        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.01     $1.00        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      466       271        --        --        --       --
------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit value at
  beginning of period              $1.00        --        --        --        --       --
Accumulation unit value at end
  of period                        $0.95        --        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,305        --        --        --        --       --
------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit value at
  beginning of period              $1.13     $0.97     $0.73     $1.28     $1.10    $1.00
Accumulation unit value at end
  of period                        $1.09     $1.13     $0.97     $0.73     $1.28    $1.10
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   50,040    52,513   180,001   379,751   246,455   94,738
------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit value at
  beginning of period              $1.32     $1.04     $0.75     $1.25     $1.09    $1.00
Accumulation unit value at end
  of period                        $1.17     $1.32     $1.04     $0.75     $1.25    $1.09
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   41,822    44,384   199,837   248,092   127,339   36,125
------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit value at
  beginning of period              $1.14     $0.90     $0.70     $1.06     $1.09    $1.00
Accumulation unit value at end
  of period                        $1.09     $1.14     $0.90     $0.70     $1.06    $1.09
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   12,614    12,529    13,709    12,625    11,602    4,228
------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit value at
  beginning of period              $1.01     $0.91     $0.73     $1.17     $1.14    $1.00
Accumulation unit value at end
  of period                        $0.99     $1.01     $0.91     $0.73     $1.17    $1.14
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   16,523    16,807    17,365    17,652    20,093    5,798
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 93

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,               2011      2010      2009      2008      2007      2006
------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit value at
  beginning of period              $0.97     $0.85     $0.63     $1.06     $1.00       --
Accumulation unit value at end
  of period                        $0.90     $0.97     $0.85     $0.63     $1.06       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   13,258    15,295   639,872   430,107   255,815       --
------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit value at
  beginning of period              $1.44     $1.28     $0.97     $1.57     $1.24    $1.00
Accumulation unit value at end
  of period                        $1.52     $1.44     $1.28     $0.97     $1.57    $1.24
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   17,962    16,579    17,912    18,559    16,501    4,446
------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit value at
  beginning of period              $1.42     $1.08     $0.69     $1.31     $1.08    $1.00
Accumulation unit value at end
  of period                        $1.31     $1.42     $1.08     $0.69     $1.31    $1.08
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    6,756     6,158     5,604     4,975     4,591   17,766
------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S)
(6/26/2006)
Accumulation unit value at
  beginning of period              $1.15     $0.95     $0.73     $1.21     $1.14    $1.00
Accumulation unit value at end
  of period                        $1.11     $1.15     $0.95     $0.73     $1.21    $1.14
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,392     1,455     1,127       833       629      164
------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit value at
  beginning of period              $1.15     $1.00     $0.73     $1.23     $1.17    $1.00
Accumulation unit value at end
  of period                        $1.04     $1.15     $1.00     $0.73     $1.23    $1.17
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    8,569     8,021     7,911     7,145     6,835    2,542
------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit value at
  beginning of period              $1.10     $0.90     $0.66     $1.08     $1.10    $1.00
Accumulation unit value at end
  of period                        $1.06     $1.10     $0.90     $0.66     $1.08    $1.10
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    6,884     7,403     8,026     7,814     7,765    3,088
------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit value at
  beginning of period              $1.29     $1.15     $0.96     $1.15     $1.07    $1.00
Accumulation unit value at end
  of period                        $1.30     $1.29     $1.15     $0.96     $1.15    $1.07
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   20,990    18,465   351,435   346,275   235,995   82,883
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.12     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.08     $1.12        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                  249,264    79,955        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.07     $1.00        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      363       370        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.19     $1.21        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       92        64        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.03     $1.21        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      924       276        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.29     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.22     $1.29        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      665       199        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.05     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.07     $1.05        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                  124,664    37,862        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.16     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.11     $1.16        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      219       138        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.18     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $0.94     $1.18        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      453       143        --        --        --       --
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 94 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,               2011      2010      2009      2008      2007      2006
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.05     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.06     $1.05        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      975       376        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.23     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.14     $1.23        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      563       230        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.16     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.07     $1.16        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      382        65        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.01     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.06     $1.01        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      695       369        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.19     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.20     $1.19        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      206        67        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.24     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.20     $1.24        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      175        52        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.16     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.14     $1.16        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      147        87        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.09     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.09     $1.09        --        --        --       --
Number of accumulation units
  outstanding at end of period   1,372,-
  (000 omitted)                      850   543,150        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.11     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.09     $1.11        --        --        --       --
Number of accumulation units
  outstanding at end of period   1,004,-
  (000 omitted)                      346   382,806        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.07     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.08     $1.07        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                  310,373   130,486        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.20     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.07     $1.20        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      707       214        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.17     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.20     $1.17        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      213        15        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.23     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.22     $1.23        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      140        11        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.29     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.27     $1.29        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      120        --        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.23     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.17     $1.23        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      134        73        --        --        --       --
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 95

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,               2011      2010      2009      2008      2007      2006
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.05     $1.00        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      320       184        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.17     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.01     $1.17        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       82         9        --        --        --       --
------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --       --
Accumulation unit value at end
  of period                        $1.02     $1.00        --        --        --       --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       67        39        --        --        --       --
------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit value at
  beginning of period              $1.26     $1.03     $0.70     $1.18     $1.12    $1.00
Accumulation unit value at end
  of period                        $1.18     $1.26     $1.03     $0.70     $1.18    $1.12
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    5,638     2,066     2,178     1,767     2,129      556
------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit value at
  beginning of period              $1.43     $1.14     $0.75     $1.29     $1.15    $1.00
Accumulation unit value at end
  of period                        $1.35     $1.43     $1.14     $0.75     $1.29    $1.15
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    7,143     8,077     7,416     5,757     5,179    1,212
------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                2011      2010      2009      2008      2007      2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.15     $1.21        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      250        11        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (2/13/2002)
Accumulation unit value at
  beginning of period              $1.38     $1.24     $1.05     $1.45     $1.54     $1.32     $1.27     $1.13    $0.89     $1.00
Accumulation unit value at end
  of period                        $1.38     $1.38     $1.24     $1.05     $1.45     $1.54     $1.32     $1.27    $1.13     $0.89
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    5,339     5,469     6,158     8,079    12,429    15,592    16,716    10,779    5,922     2,396
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (2/13/2002)
Accumulation unit value at
  beginning of period              $1.27     $1.14     $0.93     $1.35     $1.34     $1.18     $1.15     $1.07    $0.90     $1.00
Accumulation unit value at end
  of period                        $1.29     $1.27     $1.14     $0.93     $1.35     $1.34     $1.18     $1.15    $1.07     $0.90
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    3,744     4,325     6,111     2,378     4,008     3,764     3,085     2,273    1,117       462
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $0.99     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $0.98     $0.99        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    3,304       666        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.02     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.07     $1.02        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    3,728       428        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.13     $1.21        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      901       293        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.25     $1.21        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       49        --        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.22     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $0.95     $1.22        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      982       417        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.04     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.07     $1.04        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,777       517        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 96 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                2011      2010      2009      2008      2007      2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.02     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.10     $1.02        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,438       237        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (4/28/2006)
Accumulation unit value at
  beginning of period              $1.26     $1.14     $0.80     $1.07     $1.07     $1.00        --        --       --        --
Accumulation unit value at end
  of period                        $1.32     $1.26     $1.14     $0.80     $1.07     $1.07        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    3,513     3,872     4,262     4,864     7,595     9,164        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.08     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.12     $1.08        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,717       478        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.07     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.12     $1.07        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,504       171        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.19     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.03     $1.19        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      263        53        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.15     $1.21        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      347       100        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.01     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.02     $1.01        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,220       145        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (5/1/2006)
Accumulation unit value at
  beginning of period              $0.98     $0.87     $0.64     $1.26     $1.06     $1.00        --        --       --        --
Accumulation unit value at end
  of period                        $0.81     $0.98     $0.87     $0.64     $1.26     $1.06        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,688     1,766     2,195     2,857     2,426     5,251        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.27     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.06     $1.27        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      117        32        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.26     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.14     $1.26        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      231        56        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (2/13/2002)
Accumulation unit value at
  beginning of period              $1.17     $1.03     $0.83     $1.34     $1.29     $1.13     $1.10     $1.01    $0.80     $1.00
Accumulation unit value at end
  of period                        $1.18     $1.17     $1.03     $0.83     $1.34     $1.29     $1.13     $1.10    $1.01     $0.80
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    3,038     3,421     4,568     5,854     8,187     9,874    10,825     9,241    5,428     1,648
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.20     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.17     $1.20        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      204        40        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.27     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.15     $1.27        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      170        22        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.00     $1.00        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,095       460        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit value at
  beginning of period              $1.00        --        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $0.95        --        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    2,125        --        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 97

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                2011      2010      2009      2008      2007      2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit value at
  beginning of period              $1.05     $0.90     $0.68     $1.19     $1.03     $1.00        --        --       --        --
Accumulation unit value at end
  of period                        $1.00     $1.05     $0.90     $0.68     $1.19     $1.03        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   11,122    12,302    15,949    27,515    23,069    20,348        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (2/13/2002)
Accumulation unit value at
  beginning of period              $2.33     $1.84     $1.33     $2.23     $1.95     $1.76     $1.51     $1.23    $0.90     $1.00
Accumulation unit value at end
  of period                        $2.05     $2.33     $1.84     $1.33     $2.23     $1.95     $1.76     $1.51    $1.23     $0.90
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    8,022     9,514    14,164    20,610    25,720    32,335    28,423    18,934    9,886     3,541
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at
  beginning of period              $1.88     $1.48     $1.16     $1.75     $1.82     $1.57     $1.46     $1.20    $0.92     $1.00
Accumulation unit value at end
  of period                        $1.78     $1.88     $1.48     $1.16     $1.75     $1.82     $1.57     $1.46    $1.20     $0.92
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    2,496     2,911     3,457     4,647     7,056     8,954     8,682     5,338    3,257     1,610
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (2/13/2002)
Accumulation unit value at
  beginning of period              $1.36     $1.24     $0.99     $1.60     $1.56     $1.34     $1.22     $1.10    $0.89     $1.00
Accumulation unit value at end
  of period                        $1.33     $1.36     $1.24     $0.99     $1.60     $1.56     $1.34     $1.22    $1.10     $0.89
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    3,633     4,727     5,705     8,193    12,837    13,922    11,400     7,311    3,856     1,418
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit value at
  beginning of period              $0.95     $0.84     $0.63     $1.06     $1.00        --        --        --       --        --
Accumulation unit value at end
  of period                        $0.89     $0.95     $0.84     $0.63     $1.06        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,400     1,827    18,450    16,906    12,686        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (2/13/2002)
Accumulation unit value at
  beginning of period              $2.48     $2.21     $1.69     $2.74     $2.18     $1.68     $1.46     $1.14    $0.85     $1.00
Accumulation unit value at end
  of period                        $2.61     $2.48     $2.21     $1.69     $2.74     $2.18     $1.68     $1.46    $1.14     $0.85
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    2,928     2,748     3,343     4,698     6,370     6,302     5,189     2,575    1,371       431
----------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit value at
  beginning of period              $1.28     $0.98     $0.63     $1.19     $0.99     $1.00        --        --       --        --
Accumulation unit value at end
  of period                        $1.17     $1.28     $0.98     $0.63     $1.19     $0.99        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,686     1,284     1,240     1,487     1,490     3,111        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.19     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.14     $1.19        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       81        17        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at
  beginning of period              $1.46     $1.28     $0.93     $1.58     $1.50     $1.30     $1.15     $1.00       --        --
Accumulation unit value at end
  of period                        $1.32     $1.46     $1.28     $0.93     $1.58     $1.50     $1.30     $1.15       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    2,763     2,966     3,414     4,437     6,986     8,796     5,927     2,391       --        --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (2/4/2004)
Accumulation unit value at
  beginning of period              $1.38     $1.14     $0.84     $1.37     $1.41     $1.24     $1.15     $1.00       --        --
Accumulation unit value at end
  of period                        $1.33     $1.38     $1.14     $0.84     $1.37     $1.41     $1.24     $1.15       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,679     2,099     2,510     3,184     4,773     5,725     3,700     1,477       --        --
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (5/1/2006)
Accumulation unit value at
  beginning of period              $1.24     $1.11     $0.92     $1.11     $1.04     $1.00        --        --       --        --
Accumulation unit value at end
  of period                        $1.25     $1.24     $1.11     $0.92     $1.11     $1.04        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    8,325     7,492    15,667    18,406    14,755    14,860        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.12     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.07     $1.12        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                   88,245    18,111        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.06     $1.00        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      857       109        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.18     $1.21        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       67        14        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.21     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.03     $1.21        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      943       200        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 98 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                2011      2010      2009      2008      2007      2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.29     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.21     $1.29        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      446        44        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.04     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.06     $1.04        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period    106,3-
  (000 omitted)                       20    31,375        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.16     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.11     $1.16        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      310        38        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.18     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $0.94     $1.18        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      479       118        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.04     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.05     $1.04        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    2,080       490        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.23     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.13     $1.23        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      381        67        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.16     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.07     $1.16        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      433        97        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.06     $1.00        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,006       184        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.19     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.20     $1.19        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      225        87        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.24     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.19     $1.24        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      429        39        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.15     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.14     $1.15        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      344        85        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.09     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.08     $1.09        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period    803,6-    267,6-
  (000 omitted)                       53        38        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.11     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.08     $1.11        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period    380,4-
  (000 omitted)                       32    98,233        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit value at
  beginning of period              $1.07     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.07     $1.07        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period    235,3-
  (000 omitted)                       32    82,795        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.19     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.07     $1.19        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      667       155        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 99

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                2011      2010      2009      2008      2007      2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.17     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.20     $1.17        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      401        10        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.23     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.21     $1.23        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       91        --        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.29     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.27     $1.29        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                       96        18        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.23     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.16     $1.23        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      165        74        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.04     $1.00        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      565       159        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.17     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.01     $1.17        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      230         6        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at
  beginning of period              $1.00     $1.00        --        --        --        --        --        --       --        --
Accumulation unit value at end
  of period                        $1.01     $1.00        --        --        --        --        --        --       --        --
Number of accumulation units
  outstanding at end of period
  (000 omitted)                      320       163        --        --        --        --        --        --       --        --
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (2/13/2002)
Accumulation unit value at
  beginning of period              $1.55     $1.27     $0.87     $1.47     $1.39     $1.25     $1.18     $1.01    $0.75     $1.00
Accumulation unit value at end
  of period                        $1.45     $1.55     $1.27     $0.87     $1.47     $1.39     $1.25     $1.18    $1.01     $0.75
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,577       941     1,067     1,472     2,414     3,081     3,829     3,698    3,344     1,985
----------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (2/13/2002)
Accumulation unit value at
  beginning of period              $1.65     $1.31     $0.87     $1.51     $1.34     $1.10     $1.05     $0.94    $0.67     $1.00
Accumulation unit value at end
  of period                        $1.55     $1.65     $1.31     $0.87     $1.51     $1.34     $1.10     $1.05    $0.94     $0.67
Number of accumulation units
  outstanding at end of period
  (000 omitted)                    1,106     1,331     1,388     1,360     1,799     1,527     1,557     1,643    1,441       387
----------------------------------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.15      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             42          2
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.15      $1.16
Number of accumulation units outstanding at end of period (000 omitted)            255        127
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.14      $1.00
Accumulation unit value at end of period                                         $1.15      $1.14
Number of accumulation units outstanding at end of period (000 omitted)             69         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $0.99      $1.00
Accumulation unit value at end of period                                         $0.98      $0.99
Number of accumulation units outstanding at end of period (000 omitted)          1,336        340
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.02      $1.00
Accumulation unit value at end of period                                         $1.07      $1.02
Number of accumulation units outstanding at end of period (000 omitted)            707        306
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 100 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.13      $1.21
Number of accumulation units outstanding at end of period (000 omitted)            287         38
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.25      $1.20
Number of accumulation units outstanding at end of period (000 omitted)             10         13
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22      $1.00
Accumulation unit value at end of period                                         $0.95      $1.22
Number of accumulation units outstanding at end of period (000 omitted)            110         33
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.04      $1.00
Accumulation unit value at end of period                                         $1.07      $1.04
Number of accumulation units outstanding at end of period (000 omitted)            301         97
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.02      $1.00
Accumulation unit value at end of period                                         $1.10      $1.02
Number of accumulation units outstanding at end of period (000 omitted)            359        187
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $0.97      $1.00
Accumulation unit value at end of period                                         $1.02      $0.97
Number of accumulation units outstanding at end of period (000 omitted)            263        122
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.08      $1.00
Accumulation unit value at end of period                                         $1.12      $1.08
Number of accumulation units outstanding at end of period (000 omitted)            294        121
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.07      $1.00
Accumulation unit value at end of period                                         $1.12      $1.07
Number of accumulation units outstanding at end of period (000 omitted)            155         59
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.03      $1.19
Number of accumulation units outstanding at end of period (000 omitted)             25         10
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.15      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             40         38
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01      $1.00
Accumulation unit value at end of period                                         $1.02      $1.01
Number of accumulation units outstanding at end of period (000 omitted)            483         27
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22      $1.00
Accumulation unit value at end of period                                         $1.01      $1.22
Number of accumulation units outstanding at end of period (000 omitted)             37          5
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27      $1.00
Accumulation unit value at end of period                                         $1.06      $1.27
Number of accumulation units outstanding at end of period (000 omitted)             17          6
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.26      $1.00
Accumulation unit value at end of period                                         $1.14      $1.26
Number of accumulation units outstanding at end of period (000 omitted)              2         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18      $1.00
Accumulation unit value at end of period                                         $1.18      $1.18
Number of accumulation units outstanding at end of period (000 omitted)            240         66
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 101

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.16      $1.20
Number of accumulation units outstanding at end of period (000 omitted)             17          2
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27      $1.00
Accumulation unit value at end of period                                         $1.15      $1.27
Number of accumulation units outstanding at end of period (000 omitted)             55          3
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.00      $1.00
Number of accumulation units outstanding at end of period (000 omitted)            713        147
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit value at beginning of period                                   $1.00         --
Accumulation unit value at end of period                                         $0.94         --
Number of accumulation units outstanding at end of period (000 omitted)            520         --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.15      $1.20
Number of accumulation units outstanding at end of period (000 omitted)            337         51
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.24      $1.00
Accumulation unit value at end of period                                         $1.09      $1.24
Number of accumulation units outstanding at end of period (000 omitted)            348         58
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.30      $1.00
Accumulation unit value at end of period                                         $1.24      $1.30
Number of accumulation units outstanding at end of period (000 omitted)             78         20
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.12      $1.00
Accumulation unit value at end of period                                         $1.09      $1.12
Number of accumulation units outstanding at end of period (000 omitted)             99         15
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.09      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             36         11
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.23      $1.17
Number of accumulation units outstanding at end of period (000 omitted)            137         21
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.26      $1.00
Accumulation unit value at end of period                                         $1.15      $1.26
Number of accumulation units outstanding at end of period (000 omitted)             41          5
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.13      $1.19
Number of accumulation units outstanding at end of period (000 omitted)              2         --
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.07      $1.19
Number of accumulation units outstanding at end of period (000 omitted)            227        166
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22      $1.00
Accumulation unit value at end of period                                         $1.18      $1.22
Number of accumulation units outstanding at end of period (000 omitted)             81         18
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                   $1.06      $1.00
Accumulation unit value at end of period                                         $1.07      $1.06
Number of accumulation units outstanding at end of period (000 omitted)            482        194
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 102 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.11      $1.16
Number of accumulation units outstanding at end of period (000 omitted)          1,022        302
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.06      $1.00
Number of accumulation units outstanding at end of period (000 omitted)            239         54
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.18      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             24          7
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.03      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             76         28
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.29      $1.00
Accumulation unit value at end of period                                         $1.21      $1.29
Number of accumulation units outstanding at end of period (000 omitted)            122          8
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.05      $1.00
Accumulation unit value at end of period                                         $1.07      $1.05
Number of accumulation units outstanding at end of period (000 omitted)         11,499      3,209
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.10      $1.16
Number of accumulation units outstanding at end of period (000 omitted)             22          3
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18      $1.00
Accumulation unit value at end of period                                         $0.93      $1.18
Number of accumulation units outstanding at end of period (000 omitted)            123         31
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.04      $1.00
Accumulation unit value at end of period                                         $1.05      $1.04
Number of accumulation units outstanding at end of period (000 omitted)            969        100
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.13      $1.23
Number of accumulation units outstanding at end of period (000 omitted)            149          8
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.06      $1.16
Number of accumulation units outstanding at end of period (000 omitted)            237         52
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.06      $1.00
Number of accumulation units outstanding at end of period (000 omitted)            167         30
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.19      $1.19
Number of accumulation units outstanding at end of period (000 omitted)             23         12
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.24      $1.00
Accumulation unit value at end of period                                         $1.19      $1.24
Number of accumulation units outstanding at end of period (000 omitted)             81         11
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.15      $1.00
Accumulation unit value at end of period                                         $1.14      $1.15
Number of accumulation units outstanding at end of period (000 omitted)             58         10
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 103

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.11      $1.00
Accumulation unit value at end of period                                         $1.09      $1.11
Number of accumulation units outstanding at end of period (000 omitted)         28,107      8,015
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.13      $1.00
Accumulation unit value at end of period                                         $1.10      $1.13
Number of accumulation units outstanding at end of period (000 omitted)          9,272      1,891
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.08      $1.00
Accumulation unit value at end of period                                         $1.08      $1.08
Number of accumulation units outstanding at end of period (000 omitted)         14,556      4,109
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.06      $1.19
Number of accumulation units outstanding at end of period (000 omitted)            241         49
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.19      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             28          3
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.21      $1.23
Number of accumulation units outstanding at end of period (000 omitted)              8          6
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.29      $1.00
Accumulation unit value at end of period                                         $1.26      $1.29
Number of accumulation units outstanding at end of period (000 omitted)              8          1
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.16      $1.23
Number of accumulation units outstanding at end of period (000 omitted)             17         21
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.04      $1.00
Number of accumulation units outstanding at end of period (000 omitted)             84          4
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.00      $1.17
Number of accumulation units outstanding at end of period (000 omitted)            123         38
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.01      $1.00
Number of accumulation units outstanding at end of period (000 omitted)            132         11
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.14      $1.23
Number of accumulation units outstanding at end of period (000 omitted)             12          2
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.28      $1.00
Accumulation unit value at end of period                                         $1.20      $1.28
Number of accumulation units outstanding at end of period (000 omitted)             56          6
--------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.14      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             10         --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 104 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.15      $1.16
Number of accumulation units outstanding at end of period (000 omitted)             49         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.14      $1.00
Accumulation unit value at end of period                                         $1.15      $1.14
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $0.99      $1.00
Accumulation unit value at end of period                                         $0.98      $0.99
Number of accumulation units outstanding at end of period (000 omitted)            219         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01      $1.00
Accumulation unit value at end of period                                         $1.07      $1.01
Number of accumulation units outstanding at end of period (000 omitted)             46          7
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.13      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             26         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.25      $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22      $1.00
Accumulation unit value at end of period                                         $0.95      $1.22
Number of accumulation units outstanding at end of period (000 omitted)            131         65
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.04      $1.00
Accumulation unit value at end of period                                         $1.07      $1.04
Number of accumulation units outstanding at end of period (000 omitted)             86         17
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.02      $1.00
Accumulation unit value at end of period                                         $1.10      $1.02
Number of accumulation units outstanding at end of period (000 omitted)             25         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $0.97      $1.00
Accumulation unit value at end of period                                         $1.02      $0.97
Number of accumulation units outstanding at end of period (000 omitted)             14         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.08      $1.00
Accumulation unit value at end of period                                         $1.12      $1.08
Number of accumulation units outstanding at end of period (000 omitted)             93          6
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.07      $1.00
Accumulation unit value at end of period                                         $1.12      $1.07
Number of accumulation units outstanding at end of period (000 omitted)             49         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.03      $1.19
Number of accumulation units outstanding at end of period (000 omitted)             23          1
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.15      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             24         13
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01      $1.00
Accumulation unit value at end of period                                         $1.02      $1.01
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 105

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22      $1.00
Accumulation unit value at end of period                                         $1.01      $1.22
Number of accumulation units outstanding at end of period (000 omitted)             56         34
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27      $1.00
Accumulation unit value at end of period                                         $1.06      $1.27
Number of accumulation units outstanding at end of period (000 omitted)              7         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.26      $1.00
Accumulation unit value at end of period                                         $1.14      $1.26
Number of accumulation units outstanding at end of period (000 omitted)              9         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18      $1.00
Accumulation unit value at end of period                                         $1.18      $1.18
Number of accumulation units outstanding at end of period (000 omitted)              1         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.16      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              9         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27      $1.00
Accumulation unit value at end of period                                         $1.14      $1.27
Number of accumulation units outstanding at end of period (000 omitted)             27         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.00      $1.00
Number of accumulation units outstanding at end of period (000 omitted)              6          6
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit value at beginning of period                                   $1.00         --
Accumulation unit value at end of period                                         $0.94         --
Number of accumulation units outstanding at end of period (000 omitted)            148         --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.15      $1.20
Number of accumulation units outstanding at end of period (000 omitted)            164         80
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.24      $1.00
Accumulation unit value at end of period                                         $1.09      $1.24
Number of accumulation units outstanding at end of period (000 omitted)             20         15
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.30      $1.00
Accumulation unit value at end of period                                         $1.24      $1.30
Number of accumulation units outstanding at end of period (000 omitted)             18          9
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.12      $1.00
Accumulation unit value at end of period                                         $1.09      $1.12
Number of accumulation units outstanding at end of period (000 omitted)             30         --
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.09      $1.17
Number of accumulation units outstanding at end of period (000 omitted)              9          9
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.23      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             69          2
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.26      $1.00
Accumulation unit value at end of period                                         $1.15      $1.26
Number of accumulation units outstanding at end of period (000 omitted)             32         10
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 106 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.13      $1.19
Number of accumulation units outstanding at end of period (000 omitted)              9         --
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.07      $1.19
Number of accumulation units outstanding at end of period (000 omitted)             46          1
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22      $1.00
Accumulation unit value at end of period                                         $1.18      $1.22
Number of accumulation units outstanding at end of period (000 omitted)              1         --
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                   $1.06      $1.00
Accumulation unit value at end of period                                         $1.07      $1.06
Number of accumulation units outstanding at end of period (000 omitted)             57         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.11      $1.16
Number of accumulation units outstanding at end of period (000 omitted)          1,906        387
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.06      $1.00
Number of accumulation units outstanding at end of period (000 omitted)             24         11
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.18      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.03      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             89         54
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.29      $1.00
Accumulation unit value at end of period                                         $1.21      $1.29
Number of accumulation units outstanding at end of period (000 omitted)             63         40
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.05      $1.00
Accumulation unit value at end of period                                         $1.07      $1.05
Number of accumulation units outstanding at end of period (000 omitted)          4,424        673
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.10      $1.16
Number of accumulation units outstanding at end of period (000 omitted)             22         20
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18      $1.00
Accumulation unit value at end of period                                         $0.93      $1.18
Number of accumulation units outstanding at end of period (000 omitted)             11         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.04      $1.00
Accumulation unit value at end of period                                         $1.05      $1.04
Number of accumulation units outstanding at end of period (000 omitted)             43         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.13      $1.23
Number of accumulation units outstanding at end of period (000 omitted)              2         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.06      $1.16
Number of accumulation units outstanding at end of period (000 omitted)             32          5
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 107

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.06      $1.00
Number of accumulation units outstanding at end of period (000 omitted)             35         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.19      $1.19
Number of accumulation units outstanding at end of period (000 omitted)              1         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.24      $1.00
Accumulation unit value at end of period                                         $1.19      $1.24
Number of accumulation units outstanding at end of period (000 omitted)             35         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.15      $1.00
Accumulation unit value at end of period                                         $1.13      $1.15
Number of accumulation units outstanding at end of period (000 omitted)             39         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.11      $1.00
Accumulation unit value at end of period                                         $1.09      $1.11
Number of accumulation units outstanding at end of period (000 omitted)         22,126      6,259
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.13      $1.00
Accumulation unit value at end of period                                         $1.10      $1.13
Number of accumulation units outstanding at end of period (000 omitted)         11,746      3,622
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.08      $1.00
Accumulation unit value at end of period                                         $1.08      $1.08
Number of accumulation units outstanding at end of period (000 omitted)          9,784      2,470
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.06      $1.19
Number of accumulation units outstanding at end of period (000 omitted)             75         10
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.19      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             15          9
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.21      $1.23
Number of accumulation units outstanding at end of period (000 omitted)             32         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.29      $1.00
Accumulation unit value at end of period                                         $1.26      $1.29
Number of accumulation units outstanding at end of period (000 omitted)             13         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.16      $1.23
Number of accumulation units outstanding at end of period (000 omitted)             15          9
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.04      $1.00
Number of accumulation units outstanding at end of period (000 omitted)             11         11
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.00      $1.17
Number of accumulation units outstanding at end of period (000 omitted)              4         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.01      $1.00
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 108 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.14      $1.23
Number of accumulation units outstanding at end of period (000 omitted)             24         --
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.28      $1.00
Accumulation unit value at end of period                                         $1.20      $1.28
Number of accumulation units outstanding at end of period (000 omitted)             11         --
--------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.14      $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.15      $1.16
Number of accumulation units outstanding at end of period (000 omitted)             10         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.14      $1.00
Accumulation unit value at end of period                                         $1.15      $1.14
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $0.99      $1.00
Accumulation unit value at end of period                                         $0.98      $0.99
Number of accumulation units outstanding at end of period (000 omitted)            277         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01      $1.00
Accumulation unit value at end of period                                         $1.06      $1.01
Number of accumulation units outstanding at end of period (000 omitted)             72         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.12      $1.20
Number of accumulation units outstanding at end of period (000 omitted)             84         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.24      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              9         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $0.94      $1.21
Number of accumulation units outstanding at end of period (000 omitted)            125         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.04      $1.00
Accumulation unit value at end of period                                         $1.07      $1.04
Number of accumulation units outstanding at end of period (000 omitted)             48         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01      $1.00
Accumulation unit value at end of period                                         $1.10      $1.01
Number of accumulation units outstanding at end of period (000 omitted)             43         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $0.97      $1.00
Accumulation unit value at end of period                                         $1.01      $0.97
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.08      $1.00
Accumulation unit value at end of period                                         $1.12      $1.08
Number of accumulation units outstanding at end of period (000 omitted)            154         93
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 109

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.07      $1.00
Accumulation unit value at end of period                                         $1.12      $1.07
Number of accumulation units outstanding at end of period (000 omitted)             48         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.02      $1.19
Number of accumulation units outstanding at end of period (000 omitted)             20         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.15      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              9         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01      $1.00
Accumulation unit value at end of period                                         $1.01      $1.01
Number of accumulation units outstanding at end of period (000 omitted)            122         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22      $1.00
Accumulation unit value at end of period                                         $1.00      $1.22
Number of accumulation units outstanding at end of period (000 omitted)              3         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27      $1.00
Accumulation unit value at end of period                                         $1.06      $1.27
Number of accumulation units outstanding at end of period (000 omitted)             17          1
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.26      $1.00
Accumulation unit value at end of period                                         $1.13      $1.26
Number of accumulation units outstanding at end of period (000 omitted)             22         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.17      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.16      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              7         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27      $1.00
Accumulation unit value at end of period                                         $1.14      $1.27
Number of accumulation units outstanding at end of period (000 omitted)             20         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $0.99      $1.00
Number of accumulation units outstanding at end of period (000 omitted)              1         --
--------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit value at beginning of period                                   $1.00         --
Accumulation unit value at end of period                                         $0.94         --
Number of accumulation units outstanding at end of period (000 omitted)            102         --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20      $1.00
Accumulation unit value at end of period                                         $1.15      $1.20
Number of accumulation units outstanding at end of period (000 omitted)             62          1
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.24      $1.00
Accumulation unit value at end of period                                         $1.09      $1.24
Number of accumulation units outstanding at end of period (000 omitted)             29         --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.30      $1.00
Accumulation unit value at end of period                                         $1.23      $1.30
Number of accumulation units outstanding at end of period (000 omitted)              7         --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 110 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.12      $1.00
Accumulation unit value at end of period                                         $1.09      $1.12
Number of accumulation units outstanding at end of period (000 omitted)             17         --
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.09      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.23      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             63         --
--------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.26      $1.00
Accumulation unit value at end of period                                         $1.15      $1.26
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18      $1.00
Accumulation unit value at end of period                                         $1.13      $1.18
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18      $1.00
Accumulation unit value at end of period                                         $1.07      $1.18
Number of accumulation units outstanding at end of period (000 omitted)             31         --
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22      $1.00
Accumulation unit value at end of period                                         $1.17      $1.22
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                   $1.06      $1.00
Accumulation unit value at end of period                                         $1.06      $1.06
Number of accumulation units outstanding at end of period (000 omitted)            159         47
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.11      $1.16
Number of accumulation units outstanding at end of period (000 omitted)          2,115        234
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.05      $1.00
Number of accumulation units outstanding at end of period (000 omitted)              7          3
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.18      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             18         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21      $1.00
Accumulation unit value at end of period                                         $1.02      $1.21
Number of accumulation units outstanding at end of period (000 omitted)             21         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.29      $1.00
Accumulation unit value at end of period                                         $1.20      $1.29
Number of accumulation units outstanding at end of period (000 omitted)             11         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.05      $1.00
Accumulation unit value at end of period                                         $1.06      $1.05
Number of accumulation units outstanding at end of period (000 omitted)          4,761        306
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.10      $1.16
Number of accumulation units outstanding at end of period (000 omitted)             32         --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 111

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18      $1.00
Accumulation unit value at end of period                                         $0.93      $1.18
Number of accumulation units outstanding at end of period (000 omitted)             33          1
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.04      $1.00
Accumulation unit value at end of period                                         $1.05      $1.04
Number of accumulation units outstanding at end of period (000 omitted)            198         95
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.13      $1.23
Number of accumulation units outstanding at end of period (000 omitted)             51         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16      $1.00
Accumulation unit value at end of period                                         $1.06      $1.16
Number of accumulation units outstanding at end of period (000 omitted)              8          1
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.05      $1.00
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.19      $1.19
Number of accumulation units outstanding at end of period (000 omitted)              1         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.18      $1.23
Number of accumulation units outstanding at end of period (000 omitted)              1          1
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.15      $1.00
Accumulation unit value at end of period                                         $1.13      $1.15
Number of accumulation units outstanding at end of period (000 omitted)             12          1
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.10      $1.00
Accumulation unit value at end of period                                         $1.09      $1.10
Number of accumulation units outstanding at end of period (000 omitted)         23,508     10,038
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.13      $1.00
Accumulation unit value at end of period                                         $1.10      $1.13
Number of accumulation units outstanding at end of period (000 omitted)          7,580      1,963
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.07      $1.00
Accumulation unit value at end of period                                         $1.08      $1.07
Number of accumulation units outstanding at end of period (000 omitted)          5,698      1,757
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19      $1.00
Accumulation unit value at end of period                                         $1.06      $1.19
Number of accumulation units outstanding at end of period (000 omitted)             13         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.19      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             19         22
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.20      $1.23
Number of accumulation units outstanding at end of period (000 omitted)              8         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.29      $1.00
Accumulation unit value at end of period                                         $1.26      $1.29
Number of accumulation units outstanding at end of period (000 omitted)              1         --
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 112 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                              2011       2010
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.15      $1.23
Number of accumulation units outstanding at end of period (000 omitted)              2         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.03      $1.00
Number of accumulation units outstanding at end of period (000 omitted)              3         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17      $1.00
Accumulation unit value at end of period                                         $1.00      $1.17
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00      $1.00
Accumulation unit value at end of period                                         $1.01      $1.00
Number of accumulation units outstanding at end of period (000 omitted)             --         --
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23      $1.00
Accumulation unit value at end of period                                         $1.14      $1.23
Number of accumulation units outstanding at end of period (000 omitted)             27         --
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.28      $1.00
Accumulation unit value at end of period                                         $1.20      $1.28
Number of accumulation units outstanding at end of period (000 omitted)              7         --
--------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                               2011       2010
---------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.20      $1.00
Accumulation unit value at end of period                                          $1.14      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              13         --
---------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (7/19/2010)
Accumulation unit value at beginning of period                                    $1.16      $1.00
Accumulation unit value at end of period                                          $1.15      $1.16
Number of accumulation units outstanding at end of period (000 omitted)               6         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.14      $1.00
Accumulation unit value at end of period                                          $1.14      $1.14
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $0.99      $1.00
Accumulation unit value at end of period                                          $0.97      $0.99
Number of accumulation units outstanding at end of period (000 omitted)               8         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.01      $1.00
Accumulation unit value at end of period                                          $1.06      $1.01
Number of accumulation units outstanding at end of period (000 omitted)              26         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.20      $1.00
Accumulation unit value at end of period                                          $1.12      $1.20
Number of accumulation units outstanding at end of period (000 omitted)               6         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.20      $1.00
Accumulation unit value at end of period                                          $1.24      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.21      $1.00
Accumulation unit value at end of period                                          $0.94      $1.21
Number of accumulation units outstanding at end of period (000 omitted)               4          2
---------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 113

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                               2011       2010
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.04      $1.00
Accumulation unit value at end of period                                          $1.06      $1.04
Number of accumulation units outstanding at end of period (000 omitted)               7          3
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.01      $1.00
Accumulation unit value at end of period                                          $1.09      $1.01
Number of accumulation units outstanding at end of period (000 omitted)              18         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $0.97      $1.00
Accumulation unit value at end of period                                          $1.01      $0.97
Number of accumulation units outstanding at end of period (000 omitted)               5         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.08      $1.00
Accumulation unit value at end of period                                          $1.11      $1.08
Number of accumulation units outstanding at end of period (000 omitted)              14          3
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.07      $1.00
Accumulation unit value at end of period                                          $1.11      $1.07
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.19      $1.00
Accumulation unit value at end of period                                          $1.02      $1.19
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.20      $1.00
Accumulation unit value at end of period                                          $1.14      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.01      $1.00
Accumulation unit value at end of period                                          $1.01      $1.01
Number of accumulation units outstanding at end of period (000 omitted)               5         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.22      $1.00
Accumulation unit value at end of period                                          $1.00      $1.22
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.27      $1.00
Accumulation unit value at end of period                                          $1.05      $1.27
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.26      $1.00
Accumulation unit value at end of period                                          $1.13      $1.26
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.17      $1.00
Accumulation unit value at end of period                                          $1.17      $1.17
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.20      $1.00
Accumulation unit value at end of period                                          $1.16      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.27      $1.00
Accumulation unit value at end of period                                          $1.14      $1.27
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.00      $1.00
Accumulation unit value at end of period                                          $0.99      $1.00
Number of accumulation units outstanding at end of period (000 omitted)              31         --
---------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 114 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                               2011       2010
---------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit value at beginning of period                                    $1.00         --
Accumulation unit value at end of period                                          $0.94         --
Number of accumulation units outstanding at end of period (000 omitted)               1         --
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                    $1.20      $1.00
Accumulation unit value at end of period                                          $1.15      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              --          8
---------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                    $1.24      $1.00
Accumulation unit value at end of period                                          $1.08      $1.24
Number of accumulation units outstanding at end of period (000 omitted)               7          4
---------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                    $1.30      $1.00
Accumulation unit value at end of period                                          $1.23      $1.30
Number of accumulation units outstanding at end of period (000 omitted)               2         --
---------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                    $1.12      $1.00
Accumulation unit value at end of period                                          $1.08      $1.12
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                    $1.17      $1.00
Accumulation unit value at end of period                                          $1.08      $1.17
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                    $1.17      $1.00
Accumulation unit value at end of period                                          $1.22      $1.17
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (7/19/2010)
Accumulation unit value at beginning of period                                    $1.26      $1.00
Accumulation unit value at end of period                                          $1.15      $1.26
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.18      $1.00
Accumulation unit value at end of period                                          $1.13      $1.18
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                    $1.18      $1.00
Accumulation unit value at end of period                                          $1.06      $1.18
Number of accumulation units outstanding at end of period (000 omitted)              10         --
---------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                    $1.22      $1.00
Accumulation unit value at end of period                                          $1.17      $1.22
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                    $1.06      $1.00
Accumulation unit value at end of period                                          $1.06      $1.06
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.16      $1.00
Accumulation unit value at end of period                                          $1.11      $1.16
Number of accumulation units outstanding at end of period (000 omitted)               9         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.00      $1.00
Accumulation unit value at end of period                                          $1.05      $1.00
Number of accumulation units outstanding at end of period (000 omitted)              --          5
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.21      $1.00
Accumulation unit value at end of period                                          $1.17      $1.21
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 115

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                               2011       2010
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.20      $1.00
Accumulation unit value at end of period                                          $1.02      $1.20
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.29      $1.00
Accumulation unit value at end of period                                          $1.20      $1.29
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.05      $1.00
Accumulation unit value at end of period                                          $1.06      $1.05
Number of accumulation units outstanding at end of period (000 omitted)             494        116
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.16      $1.00
Accumulation unit value at end of period                                          $1.10      $1.16
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.18      $1.00
Accumulation unit value at end of period                                          $0.93      $1.18
Number of accumulation units outstanding at end of period (000 omitted)              --          3
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.04      $1.00
Accumulation unit value at end of period                                          $1.04      $1.04
Number of accumulation units outstanding at end of period (000 omitted)               8          4
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.23      $1.00
Accumulation unit value at end of period                                          $1.13      $1.23
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.16      $1.00
Accumulation unit value at end of period                                          $1.06      $1.16
Number of accumulation units outstanding at end of period (000 omitted)               9          3
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.00      $1.00
Accumulation unit value at end of period                                          $1.05      $1.00
Number of accumulation units outstanding at end of period (000 omitted)              21          5
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.19      $1.00
Accumulation unit value at end of period                                          $1.19      $1.19
Number of accumulation units outstanding at end of period (000 omitted)               4         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.23      $1.00
Accumulation unit value at end of period                                          $1.18      $1.23
Number of accumulation units outstanding at end of period (000 omitted)               5         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.15      $1.00
Accumulation unit value at end of period                                          $1.13      $1.15
Number of accumulation units outstanding at end of period (000 omitted)              --          8
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.10      $1.00
Accumulation unit value at end of period                                          $1.09      $1.10
Number of accumulation units outstanding at end of period (000 omitted)             430        163
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.13      $1.00
Accumulation unit value at end of period                                          $1.10      $1.13
Number of accumulation units outstanding at end of period (000 omitted)             177        102
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.07      $1.00
Accumulation unit value at end of period                                          $1.07      $1.07
Number of accumulation units outstanding at end of period (000 omitted)             745        198
---------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 116 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                               2011       2010
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.19      $1.00
Accumulation unit value at end of period                                          $1.06      $1.19
Number of accumulation units outstanding at end of period (000 omitted)               1         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.17      $1.00
Accumulation unit value at end of period                                          $1.19      $1.17
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.23      $1.00
Accumulation unit value at end of period                                          $1.20      $1.23
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.29      $1.00
Accumulation unit value at end of period                                          $1.25      $1.29
Number of accumulation units outstanding at end of period (000 omitted)              --          2
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.23      $1.00
Accumulation unit value at end of period                                          $1.15      $1.23
Number of accumulation units outstanding at end of period (000 omitted)               4          2
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.00      $1.00
Accumulation unit value at end of period                                          $1.03      $1.00
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.17      $1.00
Accumulation unit value at end of period                                          $1.00      $1.17
Number of accumulation units outstanding at end of period (000 omitted)              --         --
---------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                    $1.00      $1.00
Accumulation unit value at end of period                                          $1.00      $1.00
Number of accumulation units outstanding at end of period (000 omitted)               7          3
---------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                    $1.23      $1.00
Accumulation unit value at end of period                                          $1.14      $1.23
Number of accumulation units outstanding at end of period (000 omitted)               6         --
---------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                    $1.27      $1.00
Accumulation unit value at end of period                                          $1.19      $1.27
Number of accumulation units outstanding at end of period (000 omitted)               1         --
---------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 117

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts................  p.  3
Rating Agencies............................  p.  4
Revenues Received During Calendar Year
  2011.....................................  p.  4
Principal Underwriter......................  p.  5
Independent Registered Public Accounting
  Firms....................................  p.  5
Condensed Financial Information
  (Unaudited)..............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
 118 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-862-7919


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
     Both companies are affiliated with Ameriprise Financial Services, Inc.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.


140463 D (4/12)

PROSPECTUS



APRIL 30, 2012



RIVERSOURCE



RAVA 5 ADVANTAGE VARIABLE ANNUITY


RAVA 5 SELECT VARIABLE ANNUITY


RAVA 5 ACCESS VARIABLE ANNUITY



INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES



ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)



            70100 Ameriprise Financial Center


            Minneapolis, MN 55474


            Telephone: 1-800-862-7919


            (Corporate Office)


            ameriprise.com/variableannuities


            RIVERSOURCE VARIABLE ACCOUNT 10/RIVERSOURCE ACCOUNT MGA



CONTRACTS DESCRIBED IN THIS PROSPECTUS ARE OFFERED FOR CONTRACT APPLICATIONS SIGNED ON OR AFTER APRIL 30, 2012.



This prospectus contains information that you should know before investing in the RAVA 5 Advantage, RAVA 5 Select, or RAVA 5 Access. The information in this prospectus applies to all contracts unless stated otherwise.



Prospectuses are also available for:



- AllianceBernstein Variable Products Series Fund, Inc.


- American Century Variable Portfolios, Inc


- BlackRock Variable Series Funds, Inc.


- Columbia Funds Variable Insurance Trust


- Columbia Funds Variable Series Trust II


- DWS Variable Series II


- Fidelity(R) Variable Insurance Products -- Service Class 2


- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT)  -- Class
  2




- Janus Aspen Series: Service Shares


- MFS(R) Variable Insurance Trust(SM)


- Morgan Stanley Universal Investment Funds (UIF)


- Neuberger Berman Advisers Management Trust


- Oppenheimer Variable Account Funds -- Service Shares


- PIMCO Variable Investment Trust (VIT)


- Wells Fargo Variable Trust



Please read the prospectuses carefully and keep them for future reference.



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).



Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your financial advisor about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.



The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state.



RiverSource Life has not authorized any person to give any information or to make any representations regarding the contracts other than those contained in this prospectus or the fund prospectuses.



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 1

RiverSource Life offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue. You should ask your financial advisor about his or her ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus).



TABLE OF CONTENTS



KEY TERMS................................       3
THE CONTRACTS IN BRIEF...................       5
EXPENSE SUMMARY..........................       8
CONDENSED FINANCIAL INFORMATION..........      15
FINANCIAL STATEMENTS.....................      15
THE VARIABLE ACCOUNT AND THE FUNDS.......      15
GUARANTEE PERIOD ACCOUNTS (GPAS).........      17
THE FIXED ACCOUNT........................      18
BUYING YOUR CONTRACT.....................      20
CHARGES..................................      23
VALUING YOUR INVESTMENT..................      28
MAKING THE MOST OF YOUR CONTRACT.........      29
SURRENDERS...............................      34
TSA -- SPECIAL PROVISIONS................      35
CHANGING THE ANNUITANT...................      35
CHANGING OWNERSHIP.......................      36
BENEFITS IN CASE OF DEATH -- STANDARD
  DEATH BENEFIT..........................      38
OPTIONAL BENEFITS........................      39
THE ANNUITY PAYOUT PERIOD................      55
TAXES....................................      57
VOTING RIGHTS............................      61
SUBSTITUTION OF INVESTMENTS..............      61
ABOUT THE SERVICE PROVIDERS..............      61
ADDITIONAL INFORMATION...................      63
APPENDIX A: THE FUNDS....................      64
APPENDIX B: EXAMPLE -- MARKET VALUE
  ADJUSTMENT (MVA).......................      70
APPENDIX C: EXAMPLE -- SURRENDER
  CHARGES................................      72
APPENDIX D: EXAMPLE -- OPTIONAL DEATH
  BENEFITS...............................      78
APPENDIX E: EXAMPLE -- OPTIONAL LIVING
  BENEFITS...............................      84
APPENDIX F: EXAMPLE -- ADDITIONAL RMD
  DISCLOSURE.............................      85
APPENDIX G: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)................      86
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION.................     104





--------------------------------------------------------------------------------

 2 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS



These terms can help you understand details about your contract.



ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.



ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.



ANNUITIZATION START DATE: The date when annuity payments begin according to the applicable annuity payment plan.



ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.



ASSUMED INVESTMENT RETURN: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.



BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.



CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).



CODE: The Internal Revenue Code of 1986, as amended.



CONTINGENT ANNUITANT: The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.



CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.



CONTRACT VALUE: The total value of your contract at any point in time.



CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.



FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.



FUNDS: Investment options under your contract. Unless your investment options have been restricted under living benefit riders, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.



GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order", your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.



GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.



GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.



OWNER (YOU, YOUR): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the


--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 3
contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to qualify for income tax deferral. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines "owner", "you" and "your".



QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:



- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited Roth IRAs under Section 408A of the Code



- SIMPLE IRAs under Section 408(p) of the Code



- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code



- Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code



- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code



A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.



All other contracts are considered NONQUALIFIED ANNUITIES.



RIDER: You receive a rider to your contract when you purchase optional benefits. The rider adds the terms of the optional benefit to your contract.



RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.



RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.



SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value immediately prior to the surrender, minus any applicable charges, plus any positive or negative market value adjustment.



VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date.



If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.



VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.



--------------------------------------------------------------------------------
 4 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACTS IN BRIEF



This prospectus describes three contracts. Each contract has different expenses. RAVA 5 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 5 Select has a four-year surrender charge schedule and has lower mortality and expense risk fees than RAVA 5 Access. RAVA 5 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule, and has the lowest mortality and expense risk fees of the three contracts. Your financial advisor can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.



PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, regular fixed account, subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund's performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract. Beginning at a specified time in the future called the annuitization start date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax and/or other charges).



BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:



- "Tax Free" Exchanges: It may not be advantageous for you to purchase one of these contracts in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on these contracts. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into one of these contracts. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for one of these contracts, or buy one of these contracts in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges.")



- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.



- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")



- Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.



- How long you plan to keep your contract: variable annuities are not short-term liquid investments. RAVA 5 Advantage and RAVA 5 Select contracts have surrender charges. RAVA 5 Access contract does not have a surrender charge schedule, but it has a higher mortality and expense risk fee than RAVA 5 Advantage and RAVA 5 Select. All contracts offer an annuity payout plan called Annuity Payout Plan E, which imposes a surrender charge only if you elect to surrender remaining variable payouts available under Annuity Payout Plan E. (see "Annuity Payout Plans -- Plan E") Does the contract meet your current and anticipated future needs for liquidity?



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 5

- If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefits you may choose?



- The fees and expenses you will pay when buying, owning and surrendering money from these contracts. (see "Charges")



- How and when you plan to take money from the contract: under current tax law, surrenders, including surrenders made under optional benefit riders, are taxed differently than annuity payouts. If you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal") under the SecureSource 3 rider, the guaranteed amounts under the rider will be reduced and for any withdrawal during the credit period, you will not receive Annual Credits on the next rider anniversary. In addition, certain surrenders may be subject to a federal income tax penalty. (see "Surrenders")



- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.



- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, these contracts are not suitable for you and you should not buy one of them. (see "Making the Most of Your
  Contract -- Transferring Among Accounts")



FREE LOOK PERIOD: You may return your contract to your financial advisor or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. The valuation date will be the date your request is received at our corporate office. (For California residents, the valuation date will be the earlier of the date your contract is returned to your financial advisor or to our corporate office). We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)



ACCOUNTS: Generally, you may allocate your purchase payments among the:



- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "Guarantee Period Accounts (GPAs)")



- regular fixed account, which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account. For RAVA 5 Access contracts, you cannot select the regular fixed account. (see "The Fixed Account")



- Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (see "The Fixed Account -- The Special DCA Fixed Account")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account are not permitted. GPAs and the regular fixed account are subject to special restrictions. (see "Making the Most of Your Contract -- Transferring Among Accounts")



SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource 3 rider, please consider carefully when you take surrenders. If you withdraw more than allowed withdrawal amount in a contract year ("excess withdrawal") under the rider, the guaranteed amounts under the rider will be reduced and for any withdrawal during the Credit Period, you will not receive Annual Credits on the next rider anniversary. Certain other restrictions may apply. (see "Surrenders")



--------------------------------------------------------------------------------

 6 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH: If you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (see "Benefits in Case of Death -- Standard Death Benefit")



OPTIONAL BENEFITS: We offer optional death benefits and optional living benefits. We currently offer SecureSource 3 riders as optional living benefits. SecureSource 3 riders are guaranteed minimum withdrawal benefits that permit you to withdraw a guaranteed amount from the contract over a period of time, which may include the lifetime of a single person (Single Life) or the lifetime of you and your spouse (Joint Life). SecureSource 3 riders may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not affect your ability to withdraw income over your lifetime. This optional living benefit may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed under the rider. If you select the optional living benefit, we restrict investment options available to you, which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. (see "Optional Benefits -- Optional Living Benefits -- Investment Allocation Restrictions for Living Benefit Riders"). For more information on considerations before buying optional living benefits, please see "Optional Benefits -- Optional Living Benefits."



We offer the following optional death benefits: ROPP Death Benefit, MAV Death Benefit, 5-year MAV Death Benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Benefit Protector Death Benefit and Benefit Protector Plus Death Benefit. Benefit Protector Death Benefit and Benefit Protector Plus Death Benefit are intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.



ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the Special DCA fixed account are not available after the annuitization start date. (see "The Annuity Payout Period")



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 7

EXPENSE SUMMARY



THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING FROM THESE CONTRACTS. THE FIRST TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU SURRENDER ONE OF THESE CONTRACTS. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.



CONTRACT OWNER TRANSACTION EXPENSES



SURRENDER CHARGES FOR RAVA 5 ADVANTAGE:



(Contingent deferred sales load as a percentage of purchase payments surrendered)



You select either a seven-year or ten-year surrender charge schedule at the time of application.




               SEVEN-YEAR SCHEDULE                                TEN-YEAR SCHEDULE
                                                                                SURRENDER CHARGE
  NUMBER OF COMPLETED         SURRENDER CHARGE        NUMBER OF COMPLETED      PERCENTAGE APPLIED
YEARS FROM DATE OF EACH    PERCENTAGE APPLIED TO    YEARS FROM DATE OF EACH     TO EACH PURCHASE
    PURCHASE PAYMENT       EACH PURCHASE PAYMENT        PURCHASE PAYMENT             PAYMENT
           0                         7%                        0                        8%

           1                         7                         1                        8

           2                         7                         2                        8

           3                         6                         3                        7

           4                         5                         4                        6

           5                         4                         5                        5

           6                         2                         6                        4

           7+                        0                         7                        3

                                                               8                        2

                                                               9                        1

                                                              10+                       0





SURRENDER CHARGE FOR RAVA 5 SELECT:



(Contingent deferred sales load as a percentage of purchase payments surrendered)




              SURRENDER CHARGE
CONTRACT     PERCENTAGE APPLIED
  YEAR      TO PURCHASE PAYMENTS
    1                 7%

    2                 6

    3                 5

    4                 4

   5+                 0




There are no surrender charges on and after the fourth contract anniversary.



SURRENDER CHARGE FOR RAVA 5 ACCESS:



0%



SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See
"Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")



THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.



--------------------------------------------------------------------------------
 8 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

CONTRACT ADMINISTRATIVE CHARGE





ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                  MAXIMUM: $50   CURRENT: $30

ANNUAL CONTRACT ADMINISTRATIVE CHARGE IF YOUR CONTRACT VALUE EQUALS    MAXIMUM: $20   CURRENT: $0
OR EXCEEDS $50,000

CONTRACT ADMINISTRATIVE CHARGE AT FULL SURRENDER                       MAXIMUM: $50   CURRENT: $30




ANNUAL VARIABLE ACCOUNT EXPENSES


(As a percentage of average daily subaccount value)



YOU MUST CHOOSE A PRODUCT, A DEATH BENEFIT GUARANTEE AND THE LENGTH OF YOUR CONTRACT'S SURRENDER CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.



RAVA 5 ADVANTAGE WITH TEN-YEAR SURRENDER CHARGE SCHEDULE





                                                                              MORTALITY AND
                                                                             EXPENSE RISK FEE

Standard Death Benefit                                                             0.95%

ROPP Death Benefit                                                                 1.30

MAV Death Benefit                                                                  1.20

5-year MAV Death Benefit                                                           1.05

5% Accumulation Death Benefit                                                      1.35

Enhanced Death Benefit                                                             1.40





RAVA 5 ADVANTAGE WITH SEVEN-YEAR SURRENDER CHARGE





                                                                               MORTALITY AND
                                                                             EXPENSE RISK FEE

Standard Death Benefit                                                             1.05%

ROPP Death Benefit                                                                 1.40

MAV Death Benefit                                                                  1.30

5-year MAV Death Benefit                                                           1.15

5% Accumulation Death Benefit                                                      1.45

Enhanced Death Benefit                                                             1.50





RAVA 5 SELECT





                                                                               MORTALITY AND
                                                                             EXPENSE RISK FEE

Standard Death Benefit                                                             1.30%

ROPP Death Benefit                                                                 1.65

MAV Death Benefit                                                                  1.55

5-year MAV Death Benefit                                                           1.40

5% Accumulation Death Benefit                                                      1.70

Enhanced Death Benefit                                                             1.75





RAVA 5 ACCESS





                                                                               MORTALITY AND
                                                                             EXPENSE RISK FEE

Standard Death Benefit                                                             1.45%

ROPP Death Benefit                                                                 1.80

MAV Death Benefit                                                                  1.70

5-year MAV Death Benefit                                                           1.55

5% Accumulation Death Benefit                                                      1.85

Enhanced Death Benefit                                                             1.90





--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 9

OTHER ANNUAL EXPENSES


OPTIONAL DEATH BENEFITS



If eligible, you may select an optional death benefit in addition to the Standard Death Benefit, MAV and 5-year MAV death benefits. The fees apply only if you elect the optional rider.





BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE                                          0.25%

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE                                     0.40%




(As a percentage of contract value charged annually on the contract anniversary.)



OPTIONAL LIVING BENEFITS



If eligible, you may select one of the following optional living benefits. The fees apply only if you select one of these benefits.







SECURESOURCE 3(SM) - SINGLE LIFE RIDER FEE                        MAXIMUM: 2.25%          CURRENT: 1.20%

SECURESOURCE 3(SM) - JOINT LIFE RIDER FEE                         MAXIMUM: 2.25%          CURRENT: 1.30%




(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)



ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN EACH FUND'S PROSPECTUS.




MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)



(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                2.16%






(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.




TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 5 ADVANTAGE, RAVA 5 SELECT AND RAVA 5 ACCESS*



(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)




                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                              FEES       FEES   EXPENSES     EXPENSES**      EXPENSES


AllianceBernstein VPS Large Cap Growth Portfolio (Class B)       0.75%      0.25%    0.09%           --%          1.09%


American Century VP Value, Class II                              0.88       0.25       --            --           1.13


BlackRock Global Allocation V.I. Fund (Class III)                0.64       0.25     0.26          0.02           1.17(1)


Columbia Variable Portfolio - Balanced Fund (Class 3)            0.64       0.13     0.16            --           0.93(2)


Columbia Variable Portfolio - Cash Management Fund (Class        0.33       0.25     0.14            --           0.72(2)
2)


Columbia Variable Portfolio - Diversified Bond Fund (Class       0.41       0.25     0.13            --           0.79
2)


Columbia Variable Portfolio - Diversified Equity Income          0.57       0.25     0.13            --           0.95
Fund (Class 2)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 2)      0.66       0.25     0.16          0.01           1.08


Columbia Variable Portfolio - Emerging Markets Opportunity       1.07       0.25     0.25            --           1.57(2)
Fund (Class 2)


Columbia Variable Portfolio - Global Bond Fund (Class 2)         0.55       0.25     0.16            --           0.96


Columbia Variable Portfolio - Global Inflation Protected         0.42       0.25     0.14            --           0.81
Securities Fund (Class 2)


Columbia Variable Portfolio - High Income Fund (Class 2)         0.63       0.25     0.15            --           1.03(2),(3)


Columbia Variable Portfolio - High Yield Bond Fund (Class        0.58       0.25     0.17            --           1.00(2)
2)


Columbia Variable Portfolio - Income Opportunities Fund          0.57       0.25     0.14            --           0.96
(Class 2)




--------------------------------------------------------------------------------

 10 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 5 ADVANTAGE, RAVA 5 SELECT AND RAVA 5 ACCESS* (CONTINUED)



(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                              FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Columbia Variable Portfolio - International Opportunity          0.79%      0.25%    0.21%           --%          1.25%
Fund (Class 2)


Columbia Variable Portfolio - Large Cap Growth Fund (Class       0.71       0.25     0.17            --           1.13(2)
2)


Columbia Variable Portfolio - Limited Duration Credit Fund       0.46       0.25     0.13            --           0.84(2)
(Class 2)


Columbia Variable Portfolio - Managed Volatility Fund            0.29       0.25     0.06          0.42           1.02(4)
(Class 2)


Columbia Variable Portfolio - Marsico International              1.02       0.25     0.20            --           1.47(2),(3)
Opportunities Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Growth Opportunity         0.76       0.25     0.17            --           1.18(2)
Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Value Opportunity          0.74       0.25     0.14            --           1.13
Fund (Class 2)


Columbia Variable Portfolio - S&P 500 Index Fund (Class 3)       0.10       0.13     0.27            --           0.50


Columbia Variable Portfolio - Select Large-Cap Value Fund        0.71       0.25     0.26            --           1.22(2)
(Class 2)


Columbia Variable Portfolio - Select Smaller-Cap Value Fund      0.79       0.25     0.19            --           1.23(2)
(Class 2)


Columbia Variable Portfolio - Short Duration U.S.                0.36       0.25     0.15            --           0.76
Government Fund (Class 2)


Columbia Variable Portfolio - Strategic Income Fund (Class       0.60       0.25     0.07            --           0.92(5)
2)


DWS Alternative Asset Allocation VIP, Class B                    0.27       0.25     0.34          1.30           2.16(6)


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.09            --           0.90


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.10            --           0.91


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.50       0.25     0.16          0.01           0.92


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


Janus Aspen Series Janus Portfolio: Service Shares               0.56       0.25     0.07            --           0.88


Janus Aspen Series Moderate Allocation Portfolio: Service        0.05       0.25     0.47          0.73           1.50(7)
Shares


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.08            --           1.06


Morgan Stanley UIF Mid Cap Growth Portfolio, Class II            0.75       0.35     0.30            --           1.40(8)
Shares


Neuberger Berman Advisers Management Trust Socially              0.85       0.25     0.21            --           1.31(9)
Responsive Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.13            --           1.01


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA,             0.69       0.25     0.14            --           1.08(10)
Service Shares


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.74           1.42(11)


PIMCO VIT Global Multi-Asset Portfolio, Advisor Class            0.95       0.25       --          0.51           1.71(12)


Variable Portfolio - Aggressive Portfolio (Class 2)                --       0.25     0.02          0.79           1.06


Variable Portfolio - American Century Diversified Bond Fund      0.46       0.25     0.13            --           0.84
(Class 2)


Variable Portfolio - American Century Growth Fund (Class 2)      0.63       0.25     0.12            --           1.00


Variable Portfolio - Columbia Wanger International Equities      0.92       0.25     0.21            --           1.38(13)
Fund (Class 2)


Variable Portfolio - Columbia Wanger U.S. Equities Fund          0.86       0.25     0.14            --           1.25(13)
(Class 2)


Variable Portfolio - Conservative Portfolio (Class 2)              --       0.25     0.02          0.61           0.88


Variable Portfolio - Davis New York Venture Fund (Class 2)       0.71       0.25     0.13            --           1.09(13)


Variable Portfolio - DFA International Value Fund (Class 2)      0.84       0.25     0.17            --           1.26(13)


Variable Portfolio - Eaton Vance Floating-Rate Income Fund       0.63       0.25     0.16            --           1.04(13)
(Class 2)


Variable Portfolio - Goldman Sachs Mid Cap Value Fund            0.77       0.25     0.13            --           1.15(13)
(Class 2)


Variable Portfolio - Invesco International Growth Fund           0.83       0.25     0.16            --           1.24
(Class 2)


Variable Portfolio - J.P. Morgan Core Bond Fund (Class 2)        0.47       0.25     0.13            --           0.85


Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2)      0.75       0.25     0.13            --           1.13(13)


Variable Portfolio - Marsico Growth Fund (Class 2)               0.63       0.25     0.13            --           1.01


Variable Portfolio - MFS Value Fund (Class 2)                    0.63       0.25     0.12            --           1.00


Variable Portfolio - Moderate Portfolio (Class 2)                  --       0.25     0.02          0.71           0.98


Variable Portfolio - Moderately Aggressive Portfolio (Class        --       0.25     0.02          0.75           1.02
2)




--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 5 ADVANTAGE, RAVA 5 SELECT AND RAVA 5 ACCESS* (CONTINUED)



(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                              FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Variable Portfolio - Moderately Conservative Portfolio             --%      0.25%    0.02%         0.66%          0.93%
(Class 2)


Variable Portfolio - Morgan Stanley Global Real Estate Fund      0.85       0.25     0.16            --           1.26(13)
(Class 2)


Variable Portfolio - NFJ Dividend Value Fund (Class 2)           0.63       0.25     0.12            --           1.00


Variable Portfolio - Nuveen Winslow Large Cap Growth Fund        0.63       0.25     0.12            --           1.00
(Class 2)


Variable Portfolio - Partners Small Cap Growth Fund (Class       0.87       0.25     0.16            --           1.28(13)
2)


Variable Portfolio - Partners Small Cap Value Fund (Class        0.91       0.25     0.15          0.02           1.33(13)
2)


Variable Portfolio - PIMCO Mortgage-Backed Securities Fund       0.48       0.25     0.15            --           0.88
(Class 2)


Variable Portfolio - Pyramis(R) International Equity Fund        0.85       0.25     0.17            --           1.27(13)
(Class 2)


Variable Portfolio - Wells Fargo Short Duration Government       0.47       0.25     0.13            --           0.85
Fund (Class 2)


Wells Fargo Advantage VT Opportunity Fund - Class 2              0.65       0.25     0.17            --           1.07(14)


Wells Fargo Advantage VT Small Cap Growth Fund - Class 2         0.75       0.25     0.20          0.01           1.21





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Other expenses have been restated to reflect current fees. The sub-adviser has voluntarily agreed to waive 0.14% of the sub-advisory fee and such voluntary waiver can be reduced or discontinued at any time at the sole and exclusive discretion of the sub-adviser. After fee waivers, net expenses would be 1.03%.


 (2) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.71% for Columbia Variable
     Portfolio - Cash Management Fund (Class 2), 1.51% for Columbia Variable Portfolio - Emerging Markets Opportunity Fund (Class 2), 0.97% for Columbia Variable Portfolio - High Income Fund (Class 2), 0.97% for Columbia Variable Portfolio - High Yield Bond Fund (Class 2), 1.04% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 2), 0.78% for Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2), 1.44% for Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2), 1.13% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 2), 1.05% for Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 2) and 1.18% for Columbia Variable
     Portfolio - Select Smaller-Cap Value Fund (Class 2).


 (3) Other expenses have been restated to reflect contractual changes to certain other fees.


 (4) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.




 (5) Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates. Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.




 (6) Through September 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). Effective October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.62%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). These agreements may only be terminated with the consent of the fund's Board.




 (7) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees. After fee waivers, net expenses would be 1.37%.




 (8) The Portfolios' Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee paid to each Portfolios Distributor, Morgan Stanley Distribution, Inc.), will not exceed 1.15%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.




 (9) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.17% of the average daily net asset value. The expense limitation arrangement for the Portfolio's are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation.




(10) The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%.




(11) PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.345%.



--------------------------------------------------------------------------------
 12 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

(12) PIMCO has contractually agreed, through May 1, 2013, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio II Ltd. (the "GMA Subsidiary") to PIMCO. The GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the GMA Subsidiary is in place. After fee waivers, net expenses would be 1.25%.




(13) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.25% for Variable
     Portfolio - Columbia Wanger International Equities Fund (Class 2), 1.21% for Variable Portfolio - Columbia Wanger U.S. Equities Fund (Class 2), 1.03% for Variable Portfolio - Davis New York Venture Fund (Class 2), 1.16% for Variable Portfolio - DFA International Value Fund (Class 2), 0.97% for Variable Portfolio - Eaton Vance Floating-Rate Income Fund (Class 2), 1.11% for Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 2), 1.07% for Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2), 1.14% for Variable Portfolio - Morgan Stanley Global Real Estate Fund (Class 2), 1.22% for Variable Portfolio - Partners Small Cap Growth Fund (Class 2), 1.16% for Variable Portfolio - Partners Small Cap Value Fund (Class 2) and 1.25% for Variable Portfolio - Pyramis(R) International Equity Fund (Class
     2).




(14) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 13

EXAMPLES



THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.



THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.



MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV Death Benefit, Benefit Protector Plus and SecureSource 3 - Joint Life or Single Life(1),(3). Although your actual costs may be lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 5 ADVANTAGE

With a ten-year
surrender charge
schedule             $1,384      $2,688      $3,789      $6,431           $664       $1,965      $3,245      $6,339

RAVA 5 ADVANTAGE

With a seven-year
surrender charge
schedule              1,304       2,627       3,744       6,418            674        1,994       3,290       6,418

RAVA 5 SELECT         1,328       2,518       3,404       6,610            698        2,066       3,404       6,610

RAVA 5 ACCESS           713       2,109       3,471       6,723            713        2,109       3,471       6,723




MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you have the Standard Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher, based on these assumptions your costs would be:






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 5 ADVANTAGE

With a ten-year
surrender charge
schedule              $924       $1,345      $1,543      $2,123           $179        $550       $  943      $2,023

RAVA 5 ADVANTAGE

With a seven-year
surrender charge
schedule               841        1,275       1,496       2,133            189         582          996       2,133

RAVA 5 SELECT          864        1,151       1,127       2,403            215         659        1,127       2,403

RAVA 5 ACCESS          230          706       1,205       2,562            230         706        1,205       2,562




 (1) In these examples, the contract administrative charge is $50.


 (2) In these examples, the contract administrative charge is $30.


 (3) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional benefit is reflected rather than the fee that is currently being charged.





THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.



--------------------------------------------------------------------------------

 14 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION



You can find unaudited condensed financial information for the subaccounts in Appendix G.



FINANCIAL STATEMENTS



You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.



THE VARIABLE ACCOUNT AND THE FUNDS



THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.



The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.



Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.



We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.



THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.



- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.



- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.



- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.



- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation


--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 15
  program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.



- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.



- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.



  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").



  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.



- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:



  - Compensating, training and educating financial advisors who sell the contracts.



  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.



  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.



  - Providing sub-transfer agency and shareholder servicing to contract owners.



  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.



  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.



  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).



  - Subaccounting, transaction processing, recordkeeping and administration.



--------------------------------------------------------------------------------

 16 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:



  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.



  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:



  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.



  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



GUARANTEE PERIOD ACCOUNTS (GPAS)



The GPAs may not be available for contracts in some states.



Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after the annuitization start date.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.



The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).



We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.



We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.



We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.



We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:



- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 17

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;



- Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;



- Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and



- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.



In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.



While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.



MARKET VALUE ADJUSTMENT (MVA)


We will not apply an MVA to contract value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts or the regular fixed account, or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account, if available. If the regular fixed account is not available, we will transfer the value to the money market or cash management variable subaccount we designate.



We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.



The 30-day rule does not apply and no MVA will apply to:



- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis; and



- amounts deducted for fees and charges.



Amounts we pay as death claims will not be reduced by any MVA.



When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.



The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:




               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive




For an example, see Appendix B.



THE FIXED ACCOUNT



Amounts allocated to the fixed account become part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed


--------------------------------------------------------------------------------
 18 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.



The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



THE REGULAR FIXED ACCOUNT


For RAVA 5 Advantage and RAVA 5 Select, unless you have elected a living benefit rider, you also may allocate purchase payments or transfer contract value to the regular fixed account. For RAVA 5 Access contracts, you cannot allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (See "Making the Most of Your Contract -- Transfer policies".).


THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer.

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:



- for the Special DCA fixed account and the regular fixed account; and



- for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:



- the Special DCA fixed account for a six month term;



- the Special DCA fixed account for a twelve month term;




- the Portfolio Stabilizer fund(s) for SecureSource 3 riders.



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 19

- unless you have elected one of the optional living benefit riders, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs.

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.




You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account: 1) to the Portfolio Stabilizer fund, if a living benefit rider is elected, 2) either in accordance with your investment instructions to us or to the regular fixed account, if no living benefit rider is elected. Transfers are subject to investment minimums and other restrictions we may impose on investments in the regular fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").


Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

You can fill out an application and send it along with your initial purchase payment to our corporate office. You may buy RAVA 5 Advantage, RAVA 5 Select or RAVA 5 Access. Each contract has different mortality and expense risk fees. RAVA 5 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 5 Select has a four-year surrender charge schedule and lower mortality and expense risk fees then RAVA 5 Access. RAVA 5 Advantage offers a choice of a seven-year or ten-year surrender charge schedule and the lowest mortality and expense risk fees of the three contracts. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger.

When you apply, you may select (if available in your state):



- GPAs, the regular fixed account(1), subaccounts and/or the Special DCA fixed account in which you want to invest;



- how you want to make purchase payments;



- a beneficiary;



- under RAVA 5 Advantage, the length of the surrender charge period (seven or ten years);



- one of the following optional death benefit riders:




  - ROPP Death Benefit;





  - MAV Death Benefit;





  - 5-Year MAV Death Benefit;





  - 5% Accumulation Death Benefit; or





  - Enhanced Death Benefit.




- One of the following additional optional death benefit riders:




  - Benefit Protector Death Benefit(2); or



  - Benefit Protector Plus Death Benefit(2);



- SecureSource 3 as an optional living benefit rider.





(1) For RAVA 5 Access contracts, the regular fixed account is not available.




(2) Not available with the 5% Accumulation or Enhanced Death Benefits.





We restrict investment options if you select the SecureSource 3 riders.





If you choose SecureSource 3 riders, you are required to allocate your purchase payments and contract value to the Portfolio Stabilizer fund(s), which currently is Columbia Variable Portfolio -- Managed Volatility Fund (Class 2) as described in the "Investment Allocation Restriction for Living Benefit Riders -- Portfolio Stabilizer" section in this prospectus.


The contracts provide for allocation of purchase payments to the subaccounts of the variable account, to the GPAs, to the regular fixed account (if available) and/or to the Special DCA fixed account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular fixed account

--------------------------------------------------------------------------------

 20 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS for RAVA 5 Advantage and RAVA 5 Select. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.


If your application is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make regular payments to your contract under a scheduled payment plan. You must make an initial purchase payment of $1,000, $2,000 or $10,000 depending on the product and tax qualification (see "Buying Your Contract -- Purchase Payments"). Then, to begin the scheduled payment plan, you will complete and send a form and your first scheduled payment plan payment along with your application. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan payments at any time.

THE ANNUITIZATION START DATE

Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized or converted to a stream of monthly payments. If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.


The annuitization start date must be:


- no earlier than the 30th day after the contract's effective date; and no later than



- the owner's 95th birthday or the tenth contract anniversary, if later,



- or such other date as agreed to by us.


Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.


If you do not make an election, annuity payouts using the contract's default option of annuity payout Plan B - Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made.


If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.


Please see "SecureSource 3 -- Other Provisions" section regarding options under this rider at the annuitization start date.


BENEFICIARY

We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



If you select the SecureSource 3 - Joint Life rider please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 21

PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract. If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.


MINIMUM INITIAL PURCHASE PAYMENTS*




                                                                      RAVA 5      RAVA 5     RAVA 5
                                                                    ADVANTAGE     SELECT     ACCESS
                                                                    ---------    -------    -------
QUALIFIED ANNUITIES..............................................     $1,000     $ 2,000    $ 2,000
NONQUALIFIED ANNUITIES...........................................     $2,000     $10,000    $10,000




MINIMUM ADDITIONAL PURCHASE PAYMENTS*

  $50




MAXIMUM TOTAL PURCHASE PAYMENTS** (without corporate office approval) based on your age on the effective date of the payment:





For the first year and total:
  through age 85.............................................................   $1,000,000
  for ages 86 to 90..........................................................   $  100,000
  age 91 or older............................................................   $        0
For each subsequent year:
  through age 85.............................................................   $  100,000
  for ages 86 to 90..........................................................   $   50,000
  age 91 or older............................................................   $        0




 * If a group billing arrangement is set up through your employer, the minimum initial and minimum additional purchase payments is $25.00.



** These limits apply in total to all RiverSource Life annuities you own unless a higher amount applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.





Additional purchase payment restrictions for contracts with the SecureSource 3 rider


The rider prohibits additional purchase payments if:


(1) You decline any increase to the annual rider fee, or



(2) the ALP is established and your contract value on an anniversary is less than four times the benefit base multiplied by the minimum lifetime payment percentage for your current age band.



Subject to state restrictions, we reserve the right to make further purchase payment limitations upon written notice.


HOW TO MAKE PURCHASE PAYMENTS


 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474



 2 BY SCHEDULED PAYMENT PLAN


We can help you set up a bank authorization.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.


--------------------------------------------------------------------------------

 22 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. We reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.

If you take a full surrender of your contract, we will deduct the charge at the time of surrender regardless of the contract value. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit).

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees for your contract.


The mortality and expense risk fee you pay is based on the product you choose, the death benefit guarantee in effect and the surrender charge schedule that applies to your contract.

RAVA 5 ADVANTAGE WITH TEN-YEAR SURRENDER CHARGE SCHEDULE





                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

Standard Death Benefit                                                            0.95%

ROPP Death Benefit(1)                                                             1.30

MAV Death Benefit                                                                 1.20

5-year MAV Death Benefit                                                          1.05

5% Accumulation Death Benefit                                                     1.35

Enhanced Death Benefit                                                            1.40





RAVA 5 ADVANTAGE WITH SEVEN-YEAR SURRENDER CHARGE




                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

Standard Death Benefit                                                            1.05%

ROPP Death Benefit(1)                                                             1.40

MAV Death Benefit                                                                 1.30

5-year MAV Death Benefit                                                          1.15

5% Accumulation Death Benefit                                                     1.45

Enhanced Death Benefit                                                            1.50



RAVA 5 SELECT





                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

Standard Death Benefit                                                            1.30%

ROPP Death Benefit(1)                                                             1.65

MAV Death Benefit                                                                 1.55

5-year MAV Death Benefit                                                          1.40

5% Accumulation Death Benefit                                                     1.70

Enhanced Death Benefit                                                            1.75





--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 23

RAVA 5 ACCESS





                                                                              MORTALITY AND
                                                                            EXPENSE RISK FEE

Standard Death Benefit                                                            1.45%

ROPP Death Benefit(1)                                                             1.80

MAV Death Benefit                                                                 1.70

5-year MAV Death Benefit                                                          1.55

5% Accumulation Death Benefit                                                     1.85

Enhanced Death Benefit                                                            1.90






(1) Only available for purchase as an optional rider for ages 80 or older on the rider effective date.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge more than $20 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:



- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;



- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge for RAVA 5 Advantage or RAVA 5 Select, discussed in the following paragraphs, will cover sales and distribution expenses.


SURRENDER CHARGE

If you surrender all or part of your contract before the annuitization start date, we may deduct a surrender charge. For RAVA 5 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 5 Select, a surrender charge applies if you surrender all or part of your contract value in the first four contract years. There is no surrender charge for RAVA 5 Access. The surrender charge percentages that apply to you are shown in your contract.

If you are buying a new contract as an inherited IRA, please consider carefully your surrender charge selection. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution.


You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA). The FA varies depending on whether your contract includes the SecureSource 3 rider.




CONTRACT WITHOUT SECURESOURCE 3 RIDER


The FA is the greater of:



- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or



- current contract earnings.

During the first contract year, the FA is the greater of:



- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or



- current contract earnings.



CONTRACT WITH SECURESOURCE 3 RIDER


The FA is the greatest of:



- 10% of the contract value on the prior contract anniversary less any prior surrenders taken in the current contract year;


--------------------------------------------------------------------------------

 24 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- current contract earnings; or



- the Remaining Annual Lifetime Payment.

During the first contract year, the FA is the greatest of:



- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA;



- current contract earnings; or



- the Remaining Annual Lifetime Payment.

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA 5 ADVANTAGE:

A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:


1. First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis.



2. Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.



3. Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.


The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see "Expense Summary"), and then adding the total surrender charges.

SURRENDER CHARGE UNDER RAVA 5 SELECT:

A surrender charge will apply if you surrender some or all of your contract value during the first four contract years. The surrender charge amount is determined by multiplying purchase payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage.


1. First we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA.



2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first four contract years.


The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.

SURRENDER CHARGE UNDER RAVA 5 ACCESS:

There is no surrender charge if you surrender all or part of your contract.

PARTIAL SURRENDERS:

For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.

For an example, see Appendix C.


WAIVER OF SURRENDER CHARGES


We do not assess surrender charges for:

- surrenders each year that represent the total free amount for that year;

- required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution;


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

  - amounts applied to an annuity payment plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge.)

  - surrenders made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions). Waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;

  - amounts we refund to you during the free look period; and

  - death benefits.

CONTINGENT EVENTS

  - Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.

  - Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years, with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
If you are receiving variable annuity payments under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See
"Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans".)

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.


OPTIONAL LIVING BENEFIT CHARGES



SECURESOURCE 3 RIDER CHARGE

We deduct an annual charge for this optional feature only if you select it as follows:




- SecureSource 3 - Single Life rider, 1.20%





- SecureSource 3 - Joint Life rider, 1.30%


The charge is calculated by multiplying the annual rider fee by the greater of the benefit base (BB) or the anniversary contract value, unless the contract value is greater than the maximum BB of $10,000,000. In that case, the charge will be calculated by multiplying the annual rider fee by the maximum BB.

We deduct the charge from your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the SecureSource 3 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently there is only one approved investment option. If more than one subaccount is approved as an investment option, we reserve the right to vary the rider fee for each approved investment option. The SecureSource 3 - Single Life rider fee will not exceed a maximum of 2.25%. The SecureSource 3 - Joint Life rider fee will not exceed a maximum of 2.25%.



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The following describes how your annual rider fee may increase:


1. We may increase the annual rider fee for all approved investment options at our discretion and on a nondiscriminatory basis up to a maximum fee of 2.25%. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.





  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:





      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,





      (ii)  any ability to make additional purchase payments,





      (iii) any future annual credits, and the credit base (CB) will be permanently reset to zero, and





      (iv) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries.





  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.



2. The annual rider fee associated with a specified investment option may change at our discretion. If you are invested in any investment option that has an increase in the associated annual rider fee, your annual rider fee will increase.


If the rider fee changes during a contract year, we will calculate an average annual rider fee, for that contract year only, that reflects the various different fees that were in effect that contract year, adjusted for the number of days each fee was in effect.

The fee does not apply after the annuitization start date or if the rider is terminated.

OPTIONAL DEATH BENEFIT CHARGES

BENEFIT PROTECTOR RIDER CHARGE
We deduct a charge for this optional feature only if you select it. If selected, we deduct an annual fee of 0.25% of your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations when necessary.

If the contract or rider is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the charge from the contract value adjusted for the number of calendar days coverage was in place during the contract year.

We cannot increase this annual fee after the rider effective date.

BENEFIT PROTECTOR PLUS RIDER CHARGE
We deduct a charge for this optional feature only if you select it. If selected, we deduct an annual fee of 0.40% of your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value We will modify this prorated approach to comply with state regulations when necessary. If the contract or rider is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the charge from the contract value adjusted for the number of calendar days coverage was in place during the contract year.

We cannot increase this annual fee after the rider effective date.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.


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

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:



- the sum of your purchase payments and transfer amounts allocated to the GPA;



- plus interest credited;



- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;



- minus any prorated portion of the contract administrative charge; and



- minus the prorated portion of the charge for any of the following optional benefits you have selected:




  - Benefit Protector Death Benefit; or





  - Benefit Protector Plus Death Benefit.


THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:



- the sum of your purchase payments allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);



- plus interest credited;



- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;



- minus any prorated portion of the contract administrative charge; and



- minus any prorated portion of the charge for any of the following optional benefits you have selected:




  - Benefit Protector Death Benefit;





  - Benefit Protector Plus Death Benefit; or





  - SecureSource 3 rider.


SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:


NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.



ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.


WE DETERMINE THE NET INVESTMENT FACTOR BY:



- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then



- dividing that sum by the previous adjusted net asset value per share; and



- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.


FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.



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 28  RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
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

The number of accumulation units you own may fluctuate due to:



- additional purchase payments you allocate to the subaccounts;



- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);



- partial surrenders;



- surrender charges;

and a deduction of a prorated portion of:



- the contract administrative charge; and



- the charge for any of the following optional benefits you have selected.:




  - Benefit Protector Death Benefit;





  - Benefit Protector Plus Death Benefit; or





  - SecureSource 3 rider.


Accumulation unit values will fluctuate due to:



- changes in fund net asset value;



- fund dividends distributed to the subaccounts;



- fund capital gains or losses;



- fund operating expenses; and/or



- mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals).

For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up automated transfers to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month ...                           MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low                         May        100            16           6.25

                                                     June       100            18           5.56

                                                     July       100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high                                 Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your

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           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
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





willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.




ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.


Asset rebalancing is available for use with the Special DCA fixed account (see "Special DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account, as you may choose.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply if you have selected the SecureSource 3 rider.



You may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account, to another subaccount before the annuitization start date. For RAVA 5 Advantage and RAVA 5 Select contracts, certain restrictions apply to transfers involving the GPAs and the regular fixed account. You may not transfer contract value to the Special DCA fixed account. You may not transfer contract value from the Special DCA fixed account except as part of automated monthly transfers.


The date your request to transfer will be processed depends on when we receive it:



- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

FOR RAVA 5 ADVANTAGE AND RAVA 5 SELECT



- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.



- You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. Currently, you may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed

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 30  RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
ANNUITY -- PROSPECTUS
  account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.



- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").




- You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts, or for the SecureSource 3, to the Portfolio Stabilizer fund. (See "Special DCA Fixed Account.")




- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.




(1) All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.


FOR RAVA 5 ACCESS



- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.



- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").




- You may not transfer contract values from the subaccounts or the GPAs into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or if you have a living benefit rider, to the Portfolio Stabilizer fund. (See "Special DCA Fixed Account.") After the annuitization start date, you may not make transfers to or from the GPAs, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.


MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:



- diluting the value of an investment in an underlying fund in which a subaccount invests;



- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and



- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.


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

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:



- requiring transfer requests to be submitted only by first-class U.S. mail;



- not accepting hand-delivered transfer requests or requests made by overnight mail;



- not accepting telephone or electronic transfer requests;



- requiring a minimum time period between each transfer;



- not accepting transfer requests of an agent acting under power of attorney;



- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.


IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:



- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.



- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.



- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.


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 32  RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
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



- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.


HOW TO REQUEST A TRANSFER OR SURRENDER



 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:


RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474



MINIMUM AMOUNT


Transfers or surrenders:  $250 or entire account balance**


MAXIMUM AMOUNT


Transfers or surrenders:  Contract value or entire account balance




   * Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.




  ** The contract value after a partial surrender must be at least $500.





 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS


Your financial advisor can help you set up automated transfers among your subaccounts, GPAs or regular fixed account (if available) or automated partial surrenders from the GPAs, regular fixed account, Special DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.



- Automated transfers from the regular fixed account are limited to 30% of the regular fixed account value at the beginning of the contract year or $10,000, whichever is greater.



- Automated surrenders may be restricted by applicable law under some contracts.



- You may not make additional purchase payments if automated partial surrenders are in effect.




- If you have a SecureSource 3 rider, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (see "Special DCA Fixed Account" and "Investment Allocation Restrictions for Living Benefit Riders").




- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.



- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.




- If you have a SecureSource 3 rider, you may set up automated partial surrenders up to the lifetime benefit amount available for withdrawal under the rider.



MINIMUM AMOUNT


Transfers or surrenders:  $50

MAXIMUM AMOUNT

Transfers or surrenders: None (except for automated transfers from the regular fixed account)


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           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  33

 3 BY TELEPHONE


Call:

1-800-862-7919




MINIMUM AMOUNT

Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance

Surrenders:               $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.


SURRENDERS



You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see "Charges") and federal income taxes and penalties. State and local income taxes may also apply. (see "Taxes") You cannot make surrenders after the annuitization start date except under Plan E (see "The Annuity Payout
Period -- Annuity Payout Plans").



Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the SecureSource 3 rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider will be reduced (see "Optional Benefits -- Optional Living Benefits"). Any partial surrender request that exceeds the amount allowed under any of the living benefit riders that impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.


In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES


If you have a balance in more than one account and you request a partial surrender, we will automatically surrender money from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.





(1) If you elected the SecureSource 3 rider, your money will be surrendered from the Columbia Variable Portfolio -- Managed Volatility Fund.



RECEIVING PAYMENT



 1 BY REGULAR OR EXPRESS MAIL




- payable to you;


--------------------------------------------------------------------------------

 34 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- mailed to address of record.

NOTE:  We will charge you a fee if you request express mail delivery.


 2 BY WIRE




- request that payment be wired to your bank;



- bank account must be in the same ownership as your contract; and



- pre-authorization required.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:




  - the surrender amount includes a purchase payment check that has not cleared;





  - the NYSE is closed, except for normal holiday and weekend closings;





  - trading on the NYSE is restricted, according to SEC rules;





  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or





  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES


If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.


In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:



- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2;





  - you are disabled as defined in the Code;





  - you severed employment with the employer who purchased the contract;





  - the distribution is because of your death;





  - the distribution is due to plan termination; or





  - you are a military reservist.




- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.



- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").



- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.




- If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the SecureSource 3 rider, Benefit Protector Death Benefit rider, or Benefit Protector Plus Death Benefit rider.


CHANGING THE ANNUITANT

If you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent

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           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
ANNUITY -- PROSPECTUS  35
annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic, and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

The death benefit may change due to a change of ownership.




- The Benefit Protector Plus rider will terminate upon transfer of ownership of the annuity contract.


- If you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see "Optional Death Benefits -- Benefit Protector Death Benefit Rider").



- If you elected the ROPP Death Benefit and if any owner is older than age 79 immediately following the ownership change, the ROPP Death Benefit will continue. If all owners are age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.



- If you elected the 5-Year MAV Death Benefit and if any owner is older than age 75 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 75 or younger, the 5-Year MAV Death Benefit will continue.



- If you elected the MAV Death Benefit, the 5% Accumulation Death Benefit or the EDB and if any owner is older than age 79 immediately following the ownership change, these riders will terminate and the Standard Death Benefit will apply. If all owners are age 79 or younger, the MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue.



- The ROPP Death Benefit, MAV Death Benefit, 5-Year MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see "Benefits in the Case of Death").



- If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see
  "Charges -- Mortality and Expense Risk Fee").


For the SecureSource 3 - Single Life rider, an ownership change that would result in a different covered person will terminate the rider, subject to state restrictions. For California residents, an ownership change will not terminate the rider and will not change the covered person under the rider.



The SecureSource 3 - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s). If ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. The rider will terminate if there is a change of ownership unless the new owner assumes total ownership and was an owner or a covered spouse before the change. For California residents, transfer of the ownership of the annuity contract is not limited to the covered spouses; however, the rider will not terminate and the covered spouses under the rider will not change.


IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest,

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 36  RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
ANNUITY -- PROSPECTUS
if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

For RAVA5 Advantage, there will be no surrender charges on the contract from that point forward unless additional purchase payments are made. For RAVA 5 Select, there will be no surrender charges on the contract from that point forward. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Living Benefits", Optional Death Benefits" and "Benefits in the Case of Death -- Standard Death Benefit"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").

If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:



- the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and



- payouts begin no later than one year after your death, or other date as permitted by the IRS; and



- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES




- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. For RAVA 5 Advantage, there will be no surrender charges on the contract from that point forward unless additional purchase payments are made. For RAVA 5 Select, there will be no surrender charges on the contract from that point forward. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Living Benefits", "Optional Death Benefits" and "Benefits in the Case of
  Death -- Standard Death Benefit"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee"). If your spouse is the sole beneficiary and elects to treat the contract as his/her own as an inherited IRA, the SecureSource 3 rider will terminate.


  If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.

  If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for his or her share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse beneficiary must submit the applicable investment options form. No additional purchase payments will be accepted. The death benefit payable on the death of the spouse beneficiary is the greater of the contract value after any rider charges have been deducted and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your


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           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
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

  beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:




  - the beneficiary asks us in writing within 60 days after the day on which all documents have been received that prove your death has occurred; and


  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the greater of the contract value after any rider charges have been deducted and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit.

In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.




- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT


We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.


If you are age 79 or younger on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of:




- the contract value after any rider charges have been deducted;





- the Return of Purchase Payments (ROPP) value; or





- the Full Surrender Value.



If you are age 80 or older on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of contract value after any rider charges have been deducted or the Full Surrender Value.



HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE STANDARD DEATH BENEFIT AND OPTIONAL DEATH BENEFITS:



ROPP VALUE: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.


ADJUSTED PARTIAL SURRENDERS

     PS X DB
     -------
        CV


       PS = amount by which the contract value is reduced as a result of the partial surrender.

       DB = the death benefit on the date of (but prior to) the partial surrender.

       CV = the contract value on the date of (but prior to) the partial surrender.



COVERED LIFE CHANGE: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.



FULL SURRENDER VALUE: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:


  - any surrender charge,

  - pro rata rider charges,

  - the contract charge, and

plus:




  - any positive or negative market value adjustment.


For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).


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 38  RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE
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

After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP Death Benefit, we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less. If the prior owner was not eligible for the ROPP Death Benefit, but the new owner is eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 79 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:



- You purchase the contract with a payment of $20,000




- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.


We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments minus adjusted partial surrenders, calculated as:           $20,000
     $1,500 x $20,000
     ----------------  =                                                             -1,667
          $18,000
                                                                                    -------

for a standard death benefit of:                                                    $18,333
since this is greater than your contract value of $16,500



OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay out obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


OPTIONAL DEATH BENEFITS

In addition to the Standard Death Benefit, we also offer the following optional death benefits at contract issue:

- ROPP Death Benefit;

- MAV Death Benefit;

- 5-Year MAV Death Benefit;

- 5% Accumulation Death Benefit;

- Enhanced Death Benefit;

- Benefit Protector Death Benefit; and

- Benefit Protector Plus Death Benefit.

If it is available in your state and if you are age 75 or younger at contract issue, you can elect any one of the above optional death benefits other than the ROPP death benefit; the MAV, 5% Accumulation and Enhanced are available if you are 79 or younger; you may elect the ROPP Death Benefit if you are age 80 or older. (ROPP is included in the Standard Death Benefit if you are 79 or younger at contract issue.)

Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see "Changing Ownership") or continuation of the contract by the spouse under the spousal continuation provision.

The death benefit determines the mortality and risk expense fee that is assessed against the subaccounts. We will base the benefit paid on the death benefit coverage in effect on the date of your death.

IF AVAILABLE IN YOUR STATE AND YOU ARE AGE 80 OR OLDER AT CONTRACT ISSUE, YOU MAY SELECT THE ROPP DEATH BENEFIT DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. BE SURE TO DISCUSS WITH YOUR FINANCIAL ADVISOR WHETHER OR NOT THIS DEATH BENEFIT IS APPROPRIATE FOR YOUR SITUATION.


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




RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT

The ROPP Death Benefit will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:

1. the contract value after any rider charges have been deducted,

2. the ROPP Value as described above, or

3. the Full Surrender Value as described above.

For a spouse who continues the contract and is age 80 or older, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 79 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for the spouse who continues the contract, if any owner is age 80 or older we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.

If all owners are age 79 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.

IF AVAILABLE IN YOUR STATE AND YOU ARE AGE 75 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. IF AVAILABLE IN YOUR STATE AND YOU ARE BETWEEN AGES 76-79 AT CONTRACT ISSUE, YOU MAY ONLY SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT OR ENHANCED DEATH BENEFIT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR FINANCIAL ADVISOR WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.


MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. the contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV; or

4. the Full Surrender Value as described above.

The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.

For a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If your spouse is age 80 or older when the contract is continued, the MAV death benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:

  (a) the contract value after any rider charges have been deducted, or

  (b) the MAV on that date, but prior to the reset.

If any new owner is age 80 or older at the time of the covered life change, the MAV death benefit will terminate and the Standard Death Benefit will apply.


5-YEAR MAXIMUM ANNIVERSARY VALUE (5-YEAR MAV) DEATH BENEFIT

The 5-year MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

1. the contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the 5-year MAV; or

4. the Full Surrender Value as described above.


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

The 5-year MAV equals the ROPP value prior to the fifth contract anniversary. Every fifth contract anniversary prior to the earlier of your 81st birthday or your death, we compare the 5-year MAV to the current contract value and we reset the 5-Year MAV to the higher amount. The 5-year MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.

For a spouse who is age 75 or younger and continues the contract, we reset the 5-Year MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If your spouse is age 76 or older when the contract was continued, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for a spouse who continues the contract, if all owners are age 75 or younger, we reset the 5-Year MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:

  (a) the contract value after any rider charges have been deducted, or

  (b) the 5-Year MAV on that date, but prior to the reset.

If any owner is age 76 or older at the time of the covered life change, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.

5% ACCUMULATION DEATH BENEFIT
The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:

  1. the contract value after any rider charges have been deducted;

  2. the ROPP value as described above;

  3. the 5% accumulation death benefit floor; or

  4. the Full Surrender Value as described above.

The key terms and provisions of the 5% Accumulation Death Benefit are:

5% ACCUMULATION DEATH BENEFIT FLOOR: is equal to the sum of:

  1. the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and

  2. the variable account floor.

PROTECTED ACCOUNT BASE (PAB) AND EXCLUDED ACCOUNT BASE (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.

  - PAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Protected Accounts.

  - EAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Excluded Accounts.


VARIABLE ACCOUNT FLOOR: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81(st) birthday or your death.



NET TRANSFER: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.



ESTABLISHMENT OF VARIABLE ACCOUNT FLOOR, PAB AND EAB


On the contract date, 1) variable account floor and PAB are established as your initial purchase payment allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment allocated to the Excluded Accounts.

ADJUSTMENTS TO VARIABLE ACCOUNT FLOOR, PAB AND EAB

Variable account floor, PAB and EAB are adjusted by the following:




1. When an additional purchase payment is made;


   (A) any payment you allocate to the Protected Accounts are added to PAB and to variable account floor, and



   (B) any payment you allocate to the excluded accounts are added to EAB.



2. When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.


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

   The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:

A X B
-----  where:
  C



    A = the amount the contract value in the Excluded Accounts is reduced by the net transfer

    B = EAB on the date of (but prior to) the transfer

    C = the contract value in the Excluded Accounts on the date of (but prior to) the transfer.




3. When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.


4. When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.

The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:



A X B
-----  where:
  C



    A = the amount the contract value in the Protected Accounts is reduced by the net transfer

    B = the applicable PAB or variable account floor on the date of (but prior to) the transfer

    C = the contract value in the Protected Accounts on the date of (but prior to) the transfer.

The amount we subtract from PAB is added to EAB.



5. When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.



6. After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).



7. After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change.

    Variable account floor and PAB are reset to the lesser of A or B where:



       A = the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and

       B = Variable account floor on that date (but prior to the reset).

    EAB is reset to the lesser of A or B where:



       A = the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and

       B = EAB on that date (but prior to the reset).



8. On a contract anniversary when variable account floor is greater than zero:

    (A) On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.

    (B) On each subsequent contract anniversary prior to the earlier of your 81(st) birthday or your death, we increase variable account floor by 5 %, multiplied by the prior contract anniversary's variable account floor.

    (C) Any variable account floor increase on contract anniversaries does not increase PAB or EAB.

For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.

For a spouse who is age 79 or younger and continues the contract, the 5% Accumulation Death Benefit will continue and the values may be reset as described above. If your spouse is age 80 or older when the contract is continued, the 5% Accumulation Death Benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, the 5% Accumulation Death Benefit will continue and the values may be reset as described above. If any owner is age 80 or older at the time of the covered life change, the 5% Accumulation death benefit will terminate and the Standard Death Benefit will apply.


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

ENHANCED DEATH BENEFIT
The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:



1. contract value after any rider charges have been deducted;

2. the ROPP value as described above;

3. the MAV as described above;

4. the 5% accumulation death benefit floor as described above; or

5. the Full Surrender Value as described above.

For a spouse who is age 79 or younger and continues the contract, the Enhanced Death Benefit will continue and the values may be reset as described above. If your spouse is age 80 or older when the contract is continued, the Enhanced Death Benefit will terminate and the Standard Death Benefit will apply.

After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, the Enhanced Death Benefit will continue and the values may be reset as described above. If any owner is age 80 or older at the time of the covered life change, the Enhanced Death Benefit will terminate and the Standard Death Benefit will apply.

For an example of how each death benefit is calculated, see Appendix D.

BENEFIT PROTECTOR DEATH BENEFIT
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:



- the applicable death benefit, plus:



- 40% of your earnings at death if you were under age 70 on the rider effective date; or



- 15% of your earnings at death if you were age 70 or older on the rider effective date.

If this rider is effective after the contract date or if there has been a covered life change, remaining purchase payments is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.


EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments. Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the remaining purchase payments that are one or more years old.



Note: Remaining purchase payments is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.


TERMINATING THE BENEFIT PROTECTOR



- You may terminate the rider within 30 days after the first rider anniversary.



- You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.



- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.


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



- Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.



- You may terminate the rider within 30 days following the effective date of an ownership change if you are age 75 or younger.



- The rider will terminate for a spousal continuation or ownership change if the spouse or any owner is age 76 or older at the time of the change.



- The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.



- The rider will terminate when beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner. Your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for "remaining purchase payments" used in calculating earnings at death.

After a covered life change other than a spouse that continues the contract, all owners will be subject to all of the limitations and restrictions of the rider just as if they were purchasing a new contract; and the age of all owners at the time of the change will be used to determine the earnings at death percentage going forward. If any owner does not qualify for the rider on the basis of age, we will terminate the rider. If they do qualify for the rider on the basis of age, we will substitute the contract value on the date of the ownership change for remaining purchase payments used in calculating earnings at death.

For an example, please see Appendix D.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and you are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, the transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:

the benefits payable under the Benefit Protector described above, plus:

a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:





                                  PERCENTAGE IF YOU ARE                           PERCENTAGE IF YOU ARE
RIDER YEAR WHEN DEATH OCCURS:     UNDER AGE 70 ON THE RIDER EFFECTIVE DATE        70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                           0%                                               0%

Three and Four                                       10%                                            3.75%

Five or more                                         20%                                             7.5%





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

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:



- the applicable death benefit plus:




RIDER YEAR WHEN    IF YOU ARE UNDER AGE 70                               IF YOU ARE AGE 70
DEATH OCCURS       ON THE RIDER EFFECTIVE DATE, ADD . . .                OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One                Zero                                                  Zero

Two                40% x earnings at death (see above)                   15% x earnings at death

Three and Four     40% x (earnings at death + 25% of initial purchase    15% x (earnings at death + 25% of initial purchase
                   payment*)                                             payment*)

Five or more       40% x (earnings at death + 50% of initial purchase    15% x (earnings at death + 50% of initial purchase
                   payment*)                                             payment*)





* Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.


TERMINATING THE BENEFIT PROTECTOR PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.



- The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.



- The rider will terminate if there is a covered life change.



- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid without regard to the Full Surrender Value. We will then terminate the Benefit Protector Plus (see "Benefits in Case of Death").

For an example, see Appendix D.

OPTIONAL LIVING BENEFITS

SECURESOURCE 3 RIDERS


The SecureSource 3 rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the Lifetime Benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers an Annual Credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.



The SecureSource 3 rider may be APPROPRIATE for you if:



- you intend to make periodic withdrawals from your annuity contract; and



- you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.



The SecureSource 3 rider may be NOT APPROPRIATE for you if:



- you anticipate the need for early or Excess Withdrawals; or



- you want to invest in funds other than the Portfolio Stabilizer fund.



The SecureSource 3 rider guarantees that, regardless of investment performance, you may take withdrawals up to the Lifetime Benefit amount each contract year after the Lifetime Benefit is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision. The Lifetime Benefit amount can vary based on the relationship of your contract value to the withdrawal adjustment base. Each contract year, whether or not the Income Bonus is included, the Lifetime Payment Percentage is determined when the first withdrawal is taken, and the Lifetime Benefit amount is fixed for the remainder of that contract year.



As long as your total withdrawals during the current contract year do not exceed the Lifetime Benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider.



Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by Annual Step-Ups, through withdrawals and/or payments by us over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.



Subject to conditions and limitations, the lifetime benefit amount can be increased if an Annual Credit is available or your contract value has increased above the guaranteed amount on a rider anniversary. The Principal Back Guarantee can also be increased if your contract value has increased above the guaranteed amount on a rider anniversary.



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




Your benefits under the rider can be reduced if you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the Lifetime Benefit is available. Also, if the contract value is 20% or more below purchase payments increased by any contract anniversary gains or Annual Credits and adjusted for withdrawals, the Income Bonus will not be included in the Lifetime Payment Percentage (see Withdrawal Adjustment Base described below).


AVAILABILITY

There are two optional riders available under your contract:



- SecureSource 3 -- Single Life



- SecureSource 3 -- Joint Life



The information in this section applies to both riders, unless otherwise noted.


For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.


The SecureSource 3 -- Single Life rider covers one person. The SecureSource 3 -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 3 -- Single Life rider or the SecureSource 3 -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource 3 rider is an optional benefit that you may select for an additional annual charge if:


- SINGLE LIFE: you are 85 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 85 or younger on the date the contract is issued.


The SecureSource 3 riders are not available under an inherited qualified annuity.



The SecureSource 3 rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:


- SINGLE LIFE: death (see "At Death" heading below).


- JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).


KEY TERMS

The key terms associated with the SecureSource 3 rider are:



AGE BANDS: Each Age Band is associated with two components of your Lifetime Payment Percentages, a minimum Lifetime Payment Percentage and a potential Income Bonus. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first Age Band for the Annual Lifetime Payment to be established. After the Annual Lifetime Payment is established, in addition to your age, other factors determine when you move to a higher Age Band.



ANNUAL CREDIT, CREDIT PERIOD: an amount equal to a 6% that can be added to the Benefit Base on rider anniversaries during a Credit Period, subject to limitations. Credit Period is a 10 year period that starts on the rider effective date and will restart (1) on a rider anniversary whenever there is an increase of the Benefit Base due to an Annual Step-Up or (2) Joint Life only: on the following rider anniversary in the event of a step-up of the Benefit Base under the spousal continuation provision. The rider anniversary after the number of contract years shown is the last day of a Credit Period (see the "Rider Anniversary Processing" provision below). Investment performance and Excess Withdrawals may reduce or eliminate the benefit of any Annual Credits. Annual Credits may result in higher rider charges that may exceed the benefit from the Annual Credits.



ANNUAL LIFETIME PAYMENT (ALP, LIFETIME BENEFIT): the Lifetime Benefit amount available each contract year after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first Age Band. The annual withdrawal amount guaranteed by the rider can vary each contract year. The ALP is also referred to as the Lifetime Benefit throughout this prospectus.



ANNUAL STEP-UP: an increase in the Benefit Base and/or the Principal Back Guarantee, that is available on each rider anniversary if your contract value increases, subject to certain conditions. If the Benefit Base increases due to an Annual Step-Up, a Credit Period will restart and if you are eligible for a higher Age Band, the Lifetime Payment percentage can increase.



BENEFIT BASE (BB): used to determine the Annual Lifetime Payment and the annual rider charge. The BB is separate from your contract value and cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.



CREDIT BASE (CB): used to determine the Annual Credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.



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EXCESS WITHDRAWAL: (1) a withdrawal taken before the Annual Lifetime Payment is established, or (2) a withdrawal that is greater than the Remaining Annual Lifetime Payment.



EXCESS WITHDRAWAL PROCESSING: a reduction in benefits if a withdrawal is taken before the Annual Lifetime Payment is established or if a withdrawal exceeds the Remaining Annual Lifetime Payment.



INCOME BONUS: may be added to the minimum Lifetime Payment Percentage as described in the "Lifetime Payment Percentage" provision below.



LIFETIME PAYMENT PERCENTAGE: used to calculate your Annual Lifetime Payment. It includes a minimum Lifetime Payment Percentage and may include an additional Income Bonus. The percentage used can vary as described in the Lifetime Payment Percentage provision below.



PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by Annual Step-Ups, as long as there is no Excess Withdrawal.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the Annual Lifetime Payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.



WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.



WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine whether or not Income Bonus will be included the Lifetime Payment Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.



IMPORTANT SECURESOURCE 3 RIDER CONSIDERATIONS


You should consider whether a SecureSource 3 rider is appropriate for you taking into account the following considerations:



You will begin paying the SecureSource 3 rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years.





- LIFETIME BENEFIT LIMITATIONS: The Lifetime Benefit is subject to certain limitations, including but not limited to:



  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the Lifetime Benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the Lifetime Benefit terminates even though other contract owners are still living.



  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the Lifetime Benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).



- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider, because the timing of your first withdrawal is an important decision. Once you take your first withdrawal, your initial minimum Lifetime Payment Percentage will be determined. If a withdrawal is taken during the Credit Period, no credit will be available on the next contract anniversary. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the Lifetime Benefit is available an Excess Withdrawal), the guaranteed amounts under the rider will be reduced.





- INVESTMENT ALLOCATION RESTRICTION: You must invest in the Portfolio Stabilizer fund, which currently is Columbia Variable Portfolio -- Managed Volatility Fund. We reserve the right to add more investment options in the future. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Investment Allocation Restrictions for Living Benefit Riders -- Portfolio Stabilizer" section below) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the approved investment option. You should consult your financial advisor before you purchase the SecureSource 3 rider.





- NON-CANCELABLE: Once elected, the SecureSource 3 rider may not be cancelled (except as provided under "Rider Termination" heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).



  Dissolution of marriage does not terminate the SecureSource 3 -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource 3 -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



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




- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.


  For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.


  If you select the SecureSource 3 -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.





- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".





- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining Annual Lifetime Payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the Remaining Annual Lifetime Payment is subject to the Excess Withdrawal Processing described below.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:




- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 591/2 may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.





- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). While the rider permits certain Excess Withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.



- TREATMENT OF CIVIL UNIONS AND DOMESTIC PARTNERS: The Federal Defense of Marriage Act ("DOMA") does not recognize same-sex marriages or civil unions, even if permitted under applicable state law. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of this rider, but whose marriage is not recognized under DOMA, will be required to take distributions from the contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the rider. See "Taxes -- Other -- Spousal status."





- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource 3 rider may be of limited value to you.


LIFETIME BENEFIT DESCRIPTION

SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the Annual Lifetime Payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.



JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the Annual Lifetime Payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



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




ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the covered person (JOINT LIFE: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or BB changes as described below, the ALP will be recalculated. When the ALP is established, the first withdrawal taken in each contract year will set and fix the Lifetime Payment Percentage for the remainder of the contract year.


If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.


SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50.



JOINT LIFE: The ALP is established on the earliest of the following dates:





- The rider effective date if the younger covered spouse has already reached age 50.





- The date the younger covered spouse's attained age equals age 50.





- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.





- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): the Annual Lifetime Payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.



LIFETIME PAYMENT PERCENTAGE: used to calculate the Annual Lifetime Payment.



The minimum Lifetime Payment Percentage and the Income Bonus for each Age Band are listed in the table below:






             MINIMUM LIFETIME PAYMENT    MINIMUM LIFETIME PAYMENT
AGE BANDS    PERCENTAGE - SINGLE LIFE     PERCENTAGE - JOINT LIFE    INCOME BONUS
  50-58                  3%                        2.75%                  0.5%

  59-64                  4%                        3.75%                  0.5%

  65-79                  5%                        4.75%                  0.5%

  80+                    6%                        5.75%                  0.5%




The Age Band for the Lifetime Payment Percentage is determined at the following times:





- When the ALP is established: The Age Band used to calculate the initial ALP is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouse's attained age).





- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouse's subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage. (However, if you decline any increase to the annual rider fee or if a withdrawal has been taken since the ALP was established, then the Lifetime Payment Percentage will not change on subsequent birthdays.)





- Upon Annual Step-Ups (see "Annual Step ups" below).





- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the covered spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger covered spouse's attained age.



INCOME BONUS: The following determines whether or not the Income Bonus is included in the Lifetime Payment Percentage.



A comparison of your contract value and the Withdrawal Adjustment Base (WAB) determines whether the Income Bonus is included in the Lifetime Payment Percentage when calculating the ALP unless the percentage is fixed as described below.



On each valuation date when the ALP is calculated, if the benefit determining percentage calculated below is less than the 20% adjustment threshold, then the Lifetime Payment Percentage will equal the minimum Lifetime Payment Percentage plus


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





the Income Bonus for your current Age Band. Otherwise, the Lifetime Payment Percentage will equal the minimum Lifetime Payment Percentage for your current Age Band.


The benefit determining percentage is calculated as follows, but it will not be less than zero:


1 - (A/B)




       A = Contract value at the end of the prior valuation period



       B = WAB at the end of the prior valuation period



After the ALP is established, the first withdrawal taken in each contract year will set and fix the Lifetime Payment Percentage for the remainder of the contract year. Beginning on the next rider anniversary, the Lifetime Payment Percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.



However, at the earliest of (1), (2) or (3) below, the Lifetime Payment Percentage will be set and remain fixed as long as the benefit is payable:



(1) when your contract value on a rider anniversary is less than two times the BB multiplied by the minimum Lifetime Payment Percentage for your current Age Band, or


(2) when the contract value reduces to zero, or

(3) on the date of death when a death benefit is payable.


For certain periods of time at our discretion and on a non-discriminatory basis, your Lifetime Payment Percentage may be set by us to include the Income Bonus if more favorable to you.



DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your Lifetime Benefit values are determined at the following times and are subject subjects to a maximum amount of $10 million each:


1. AT RIDER EFFECTIVE DATE


  The WAB, CB, BB and PBG are set equal to the initial purchase payment.




2. WHEN AN ADDITIONAL PURCHASE PAYMENT IS MADE

  The BB, WAB and PBG will be increased by the amount of each additional purchase payment.

  If the CB is greater than zero, the CB will be increased by the amount of each additional purchase payment.

  See "Buying Your Contract -- Purchase Payments" for purchase payment limitations.

3. WHEN A WITHDRAWAL IS TAKEN


  If the CB is greater than zero, Annual Credits will not be added to the BB on the following rider anniversary.


  The WAB, BB, CB and PBG can be adjusted, but they will not be less than zero.

  (A) The WAB will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the "adjustment for withdrawal," calculated as follows:




A X B
-----  where:
  C





       A = the amount of the withdrawal



       B = the WAB on the date of (but prior to) the withdrawal



       C = the contract value on the date of (but prior to) the withdrawal.



  (B) If the ALP is not established, Excess Withdrawal Processing will occur as follows.


  The BB and CB will be reduced by the same proportion that the contract value is reduced using the "adjustment for withdrawal" calculation described above but substituting the CB or BB (as applicable) for the WAB. The PBG will be reduced by the greater of the amount of the withdrawal or the "adjustment for withdrawal," substituting the PBG for the WAB.

  (C) If the ALP is established and the withdrawal is less than or equal to the RALP, the BB and CB do not change and the PBG is reduced by the amount of the withdrawal.


  (D) If the ALP is established and the withdrawal is greater than the RALP, Excess Withdrawal Processing will occur, and the BB and CB will be reduced by an amount as calculated below:





D X E
-----  where:
  F





       D = the amount of the withdrawal minus the RALP



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

       E = the BB or CB (as applicable) on the date of (but prior to) the withdrawal

       F = the contract value on the date of (but prior to) the withdrawal minus the RALP.

       The PBG will be reduced by the greater of (1) the amount of the withdrawal or (2) the RALP plus the excess withdrawal processing amount calculated above, substituting the following for "E" in the formula: the PBG minus the RALP on the date of (but prior to) the withdrawal.


RIDER ANNIVERSARY PROCESSING: The following describes how the WAB, BB, CB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the Lifetime Payment Percentage can change on rider anniversaries.



- ANNUAL CREDITS: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Annual Credits may be available.



  (A) On the first rider anniversary of the initial Credit Period



  The Annual Credit equals the CB 180 days following the rider effective date multiplied by 6% for the first rider anniversary.


  The BB and WAB will be set to the greater of:

  (i) the current BB, or

  (ii) the BB 180 days following the rider effective date increased by the annual credit and any additional purchase payments since 180 days following the rider effective date.


  (B) On any other rider anniversary during a Credit Period


  The annual credit equals the CB as of the prior rider anniversary multiplied by the 6% annual credit percentage.

  The BB will be set to the greater of:

  (i) the current BB, or

  (ii) the BB on the prior rider anniversary increased by the annual credit and any additional purchase payments since the prior rider anniversary.

  The WAB will be set as follows:

  (A) if no withdrawals have been taken, the WAB will be set to the BB determined above, or

  (B) if any withdrawals have been taken, the WAB will be set to the amount as calculated below:

A X B
-----  where:
  C



       A = the WAB on the rider anniversary (but prior to rider anniversary processing)

       B = the BB determined above

       C = the BB on the rider anniversary (but prior to rider anniversary processing)


  If the CB is greater than zero, the CB will be reset to zero on the last rider anniversary of a Credit Period after any adjustment to the WAB and BB, and there will be no additional Annual Credits unless the Credit Period restarts due to a step-up of the BB.


  The CB will be permanently reset to zero on the later of: (A) the owner's 95(th) birthday or (B) the 10th rider anniversary.


- ANNUAL STEP UPS: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline any increase to the annual rider fee, future Annual Step-Ups will no longer be available.



  The Annual Step-Up will take place on any rider anniversary where the contract value is greater than the PBG or the BB after any annual credit is added. If an annual step-up is executed, the PBG, BB and Lifetime Payment Percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any Annual Credit is added) will be increased to the contract value, if the contract value is greater. The CB will be increased to the contract value and the Credit Period will restart, if there is an increase to BB due to a step-up. If the covered person's attained age (Joint Life: younger covered spouse's attained age) on the rider anniversary is in a higher Age Band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals.



- THE WAB ON RIDER ANNIVERSARIES: Unless you decline an increase to the annual rider fee, the WAB (after any Annual Credit is added) will be increased to the contract value, if the contract value is greater.



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

OTHER PROVISIONS

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Annual Lifetime Payment, the portion of your RMD that exceeds the benefit amount will not be subject to Excess Withdrawal Processing provided that the following conditions are met:





- The Annual Lifetime Payment is established;





- The RMD is for your contract alone;





- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and





- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing. See Appendix F for additional information.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):



SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 3 -- Single Life rider terminates.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
3 -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.



Unless you decline increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. Also, the Credit Period will restart on the next contract anniversary. The WAB, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.



RULES FOR SURRENDER: Minimum contract values following surrender no longer apply to your contract. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value, unless you specify otherwise.



If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional Annual Credits. Also, the following will occur:





- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).





- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).


  In either case above:


  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.



  - We will no longer accept additional purchase payments.



  - No more charges will be collected for the rider.



  - The current ALP is fixed for as long as payments are made.



  - The death benefit becomes the remaining schedule of Annual Lifetime Payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.



  - The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.




- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.



- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.


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AT DEATH:


SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the Lifetime Benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.



JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the Lifetime Benefit. If spousal continuation is not available, the rider terminates. The Lifetime Benefit ends at the death of the surviving covered spouse.


If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:




- elect to take the death benefit under the terms of the contract, or





- elect to take the Principal Back Guarantee available under this rider, if the PBG is greater than zero, or





- continue the contract and the SecureSource 3 -- Joint Life rider under the spousal continuation option.





- For single and joint life, if the beneficiary elects the Principal Back Guarantee under this rider, the following will occur:


  1. If the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG.


  2. If the ALP is not established, the BB on the date of death multiplied by the Lifetime Payment Percentage used for the youngest age in the first Age Band will be paid annually until total payments to the beneficiary are equal to the PBG.





- In either of the above cases:





  - The Lifetime Payment Percentage used will be set as of the date of death.





  - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.


ASSIGNMENT AND CHANGE OF OWNERSHIP

SINGLE LIFE: The rider will terminate if there is an assignment or a change of ownership unless the covered person remains the same and the new owner or assignee assumes total ownership of the contract and was an owner or the covered person before the change, or is a non-natural owner holding for the sole benefit of the prior owner (e.g., an individual ownership changed to a personal revocable trust).



JOINT LIFE: In order to maintain the joint life benefit, the surviving covered spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the covered spouses can be owners. If there is a non-natural or revocable trust owner, one of the covered spouses must be the annuitant. The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a covered spouse before the change, or is a non-natural owner holding for the sole benefit of the prior owner (e.g., an individual ownership changed to a personal revocable trust).



ANNUITY PROVISIONS: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource 3 rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the Annual Lifetime Payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the Principal Back Guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the Annual Lifetime Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.


If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.

RIDER TERMINATION

The SecureSource 3 rider cannot be terminated either by you or us except as follows:





- SINGLE LIFE: after the death benefit is payable, the rider will terminate.





- SINGLE LIFE: spousal continuation will terminate the rider.





- SINGLE LIFE: for California residents, after the death of the covered person, the rider will terminate.



- JOINT LIFE: for California residents, after the death of the last covered spouse, the rider will terminate.



- JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.



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- When there are certain assignment and ownership changes as described in the
  "Assignment and Change of Ownership" section above, the rider will terminate.





- On the annuitization start date, the rider will terminate.





- You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See "Charges -- SecureSource 3 rider charge").





- When the contract value is reduced to zero as described in the Rules for Surrender Section above, the rider will terminate.





- Termination of the contract for any reason will terminate the rider.


For an example, see Appendix E.

INVESTMENT ALLOCATION RESTRICTIONS FOR LIVING BENEFIT RIDERS

If you choose SecureSource 3 rider, you are required to allocate your purchase payments and contract value to the Portfolio Stabilizer fund(s), currently Columbia Variable Portfolio -- Managed Volatility Fund (Class 2), as described in the "Portfolio Stabilizer" section below until the rider terminates.


Your purchase payments and transfer requests must be allocated in accordance with the above limitations. We will reject any purchase payment or transfer request that do not comply with the above limitations.

PORTFOLIO STABILIZER


If you elect the SecureSource 3 rider, your contract value must be invested in the Portfolio Stabilizer fund(s) under the term of the rider. Currently, we offer one Portfolio Stabilizer fund, the Columbia Variable Portfolio -- Managed Volatility Fund (Class 2) (the Fund). We reserve the right to add, remove or substitute Portfolio Stabilizer funds. We also reserve the right, upon notification to you, to close or restrict any Portfolio Stabilizer fund(s); however, the change may apply only to purchase payments and transfers after the date of notification.



THE COLUMBIA VARIABLE PORTFOLIO -- COLUMBIA MANAGED VOLATILITY FUND. This fund is specifically designed for use with the SecureSource 3 rider with the investment objective of pursuing total return while seeking to manage market volatility. Columbia Management Investment Advisers, LLC (Columbia Management) is the investment adviser of the fund and each underlying fund in which the fund invests. Columbia Management considers the independent analysis of Morningstar Associates (Morningstar), an independent investment consultant, with respect to the performance of the underlying funds, the types of investment categories represented by the underlying funds, and the consideration of additional asset classes, or segments within these classes represented by the underlying funds. Columbia Management retains full discretion over the Fund's investment activities.


Some of the underlying funds are managed on a day-to-day basis directly by Columbia Management and some are managed by one or more affiliated sub-advisers, subject to the oversight of Columbia Management and the fund's board of trustees.

The Fund is a diversified fund that, under normal market conditions, pursues its investment objective by allocating the Fund's assets across equity and debt asset classes through investments in a mix of affiliated mutual funds (underlying funds). Further, in seeking to manage equity market volatility, the Fund employs a tactical allocation strategy of utilizing:




- derivative transactions (such as futures, swaps, forward rate agreements and options);




- direct investments in exchange-traded funds (ETFs); and




- direct investments in fixed-income or debt securities (such as investment grade corporate bonds, high yield (i.e., junk) instruments, sovereign debt, U.S. Government bonds and notes, Treasury inflation-protected securities
  (TIPS), mortgage- and asset-backed securities and international bonds, each with varying interest rates, terms, durations and credit exposures).


The investments described above as part of the tactical allocation strategy are primarily utilized to adjust (increase or reduce) the fund's exposure to different asset classes and various segments within these asset classes.

In general, when the fund's investment adviser, Columbia Management, determines that equity market volatility is relatively low, it may increase the fund's equity exposure and decrease the fund's debt exposure. Conversely, if it determines that volatility in the equity market is relatively high, it may reduce (or, in certain extreme cases, eliminate entirely) the fund's equity exposure and, correspondingly, increase the fund's debt exposure.

For additional information about the fund's investment strategies and risks, see the Fund's prospectus.


PORTFOLIO STABILIZER FUND(S) CONFLICTS OF INTEREST. In providing investment advisory services for the Fund and the underlying funds in which the fund invests, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.



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In addition, the Fund's investment strategies are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees under the SecureSource 3 rider. To the extent that the Fund's strategy is successful, we will benefit from a reduction of the risk arising from our guarantee obligations under the rider, and we will have less risk to hedge under the rider than would be the case if holders did not invest in the Fund. For example, the Fund is managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Our financial interest in reducing the volatility of overall contract values invested under the rider, in light of our obligations under the rider, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the riders, in that our interest may at times conflict with the Fund's investment objective when markets are appreciating.


For additional information about the conflicts of interest to which Columbia Management and its affiliates are subject, see the Fund's prospectus.


RISKS. Although an investment in the Fund may have the effect of mitigating declines in your contract value in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your contract. In addition, there is no guarantee that the Fund's strategy will have its intended effect, or that it will work as effectively as is intended.



Before you select the SecureSource 3 rider, you and your financial advisor should carefully consider whether the Fund meets your investment objectives and risk tolerance. Because you cannot terminate the SecureSource 3 rider once you have selected it, you must terminate your contract by requesting a full surrender if you later decide that you do not want to invest in the Fund. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE 3 RIDER IF YOU DO NOT INTEND TO CONTINUE INVESTING IN THE FUND FOR THE LIFE OF THE CONTRACT.


THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under annuity payout Plan E (See
"Charges -- Surrender charge under Annuity Payout Plan E").


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA(less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:




- the annuity payout plan you select;





- the annuitant's age and, in most cases, sex;





- the annuity table in the contract; and





- the amounts you allocated to the accounts on the annuitization start date.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant's age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity Table based on an assumed 3.5% investment

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return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the annuitization start date.




- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only ONE monthly payout, we will not make any more payouts.





- PLAN B: LIFE ANNUITY WITH FIVE, TEN, 15, OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten, 15, or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.





- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.





- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.





- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation is 5.17% for the assumed investment return of 3.5% and 6.67% for the assumed investment return of 5%. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take surrender. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:




- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or





- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.



For qualified and nonqualified contracts with the SecureSource 3 rider, if your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider's payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (JOINT LIFE: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee.



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You must select a payout plan as of the annuitization start date set forth in your contract.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.



IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.



DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.


ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the new partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.


SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.


You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



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Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See "Benefits in Case of Death -- If You Die Before the Annuitization Start Date").



MEDICARE CONTRIBUTION TAX: Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax (as an addition to income taxes). For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer's modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer's "net investment income." Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income will generally remain tax-deferred until surrendered or paid out.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:





- because of your death or in the event of nonnatural ownership, the death of the annuitant;





- because you become disabled (as defined in the Code);





- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);





- if it is allocable to an investment before Aug. 14, 1982; or





- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.



1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer of one policy or contract for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a or qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there are may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following an exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange. Different IRS limitations on surrenders apply to partial exchanges completed prior to October 24, 2011.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.



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QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.


ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



SURRENDERS: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.



The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.



Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.


In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;


--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 59

- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.


PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:




- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See "Benefits in Case of Death -- If You Die Before the Annuitization Start Date").



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


OTHER
SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.



SPOUSAL STATUS: Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, if you are in the civil union or you are contemplating a civil union or same-sex marriage, you should note that the favorable tax treatment afforded under Federal law would not be available to the same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.



--------------------------------------------------------------------------------
 60 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:



- the reserve held in each subaccount for your contract; divided by



- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.


We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.


SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:



- laws or regulations change;



- the existing funds become unavailable; or



- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:



- add new subaccounts;



- combine any two or more subaccounts;



- transfer assets to and from the subaccounts or the variable account; and



- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT

- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.



- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The


--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 61
  selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS TO SELLING FIRMS

- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.50% each time you make a purchase payment. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.



- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.



- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:



- sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;



- marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;



- providing service to contract owners; and



- funding other events sponsored by a selling firm that may encourage the selling firm's financial advisors to sell the contract.


These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:


- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");



- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");



- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and



- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.


You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:



- fees and expenses we collect from contract owners, including surrender charges; and



- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:



- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.



- cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.



- cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO FINANCIAL ADVISORS



- The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.



--------------------------------------------------------------------------------
 62 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

- To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS



Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.


--------------------------------------------------------------------------------
           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 63

APPENDIX A: THE FUNDS

UNLESS YOU HAVE ELECTED ONE OF THE OPTIONAL LIVING BENEFIT RIDERS, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:






----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------

BlackRock Global   Seeks high total investment return.          BlackRock Advisors, LLC,
Allocation V.I.                                                 adviser; BlackRock
Fund (Class III)                                                Investment Management,
                                                                LLC and BlackRock
                                                                International Limited,
                                                                sub-advisers.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum total investment return        Columbia Management
Portfolio - Bala-  through a combination of capital growth and  Investment Advisers, LLC
nced Fund (Class   current income.
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income while     Columbia Management
Portfolio - Dive-  attempting to conserve the value of the      Investment Advisers, LLC
rsified Bond Fund  investment for the longest period of time.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Emer-                                               Investment Advisers,
ging Markets                                                    LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 2)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks high total   Columbia Management
Portfolio - Glob-  return through income and growth of          Investment Advisers, LLC
al Bond Fund       capital.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks total        Columbia Management
Portfolio - Glob-  return that exceeds the rate of inflation    Investment Advisers, LLC
al Inflation       over the long term.
Protected
Securities Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks total return, consisting of a high     Columbia Management
Portfolio - High   level of income and capital appreciation.    Investment Advisers, LLC
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 2)
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 64 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks high total return through current      Columbia Management
Portfolio - Inco-  income and capital appreciation.             Investment Advisers, LLC
me Opportunities
Fund (Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - In-                                                 Investment Advisers,
ternational                                                     LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 2)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Large                                               Investment Advisers, LLC
Cap Growth Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks level of current income consistent     Columbia Management
Portfolio - Limi-  with preservation of capital.                Investment Advisers, LLC
ted Duration
Credit Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Pursues total return while seeking to        Columbia Management
Portfolio - Mana-  manage the Fund's exposure to equity market  Investment Advisers, LLC
ged Volatility     volatility.
Fund (Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico International                                               LLC, adviser; Marsico
Opportunities                                                   Capital Management, LLC,
Fund (Class 2)                                                  subadviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks growth of capital.                     Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Growth
Opportunity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Value
Opportunity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital appreciation.        Columbia Management
Portfolio - S&P                                                 Investment Advisers, LLC
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Large-Cap
Value Fund (Class
2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Stra-  capital growth as a secondary objective.     Investment Advisers, LLC
tegic Income Fund
(Class 2)
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 65

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
DWS Alternative    Seeks capital appreciation                   Deutsche Investment
Asset Allocation                                                Management Americas
VIP, Class B                                                    Inc., adviser; QS
                                                                Investors, LLC and RREEF
                                                                America L.L.C., sub-
                                                                advisers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR)
Portfolio Service  stocks. Invests in securities of companies   is the fund's manager.
Class 2            whose value it believes is not fully         FMR Co., Inc. (FMRC) and
                   recognized by the public. Invests in either  other investment
                   "growth" stocks or "value" stocks or both.   advisers serve as sub-
                   The fund invests in domestic and foreign     advisers for the fund.
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class 2    Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or larger market                advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return. The fund       Franklin Advisory
Small Cap Value    normally invests at least 80% of its net     Services, LLC
Securities         assets in investments of small
Fund - Class 2     capitalization companies.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Janus                                                    LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks the highest return over time           Janus Capital Management
Series Moderate    consistent with an emphasis on growth of     LLC
Allocation         capital and income.
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Service                                                Management
Class
----------------------------------------------------------------------------------------

Morgan Stanley     Seeks long-term capital growth by investing  Morgan Stanley
UIF Mid Cap        primarily in common stocks and other equity  Investment Management
Growth Portfolio,  securities.                                  Inc.
Class II Shares
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in securities of         Management LLC
Management Trust   companies that meet the Fund's financial
Socially           criteria and social policy.
Responsive
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
Global Securities  investing a substantial portion of its
Fund/VA, Service   assets in securities of foreign issuers,
Shares             "growth-type" companies, cyclical
                   industries and special situations that are
                   considered to have appreciation
                   possibilities.
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small- &
Mid-Cap
Fund(R)/VA,
Service Shares
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 66 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.                       (PIMCO)
Class
----------------------------------------------------------------------------------------

PIMCO VIT Global   Seeks total return which exceeds that of a   Pacific Investment
Multi-Asset        blend of 60% MSCI World Index/40% Barclays   Management Company LLC
Portfolio,         Capital U.S. Aggregate Index.                (PIMCO)
Advisor Class
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Aggr-  consistent with an aggressive level of       Investment Advisers, LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 2)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income.          Columbia Management
Portfolio - Amer-                                               Investment Advisers,
ican Century                                                    LLC, adviser; American
Diversified Bond                                                Century Investment
Fund (Class 2)                                                  Management, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Amer-                                               Investment Advisers,
ican Century                                                    LLC, adviser; American
Growth Fund                                                     Century Investment
(Class 2)                                                       Management, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Colu-                                               Investment Advisers,
mbia Wanger                                                     LLC, adviser; Columbia
International                                                   Wanger Asset Management
Equities Fund                                                   LLC, subadviser.
(Class 2)
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Colu-                                               Investment Advisers,
mbia Wanger U.S.                                                LLC, adviser; Columbia
Equities Fund                                                   Wanger Asset Management
(Class 2)                                                       LLC, subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Cons-  consistent with a conservative level of      Investment Advisers, LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Davis                                               Investment Advisers,
New York Venture                                                LLC, adviser; Davis
Fund (Class 2)                                                  Selected Advisers, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital appreciation.        Columbia Management
Portfolio - DFA                                                 Investment Advisers,
International                                                   LLC, adviser;
Value Fund (Class                                               Dimensional Fund
2)                                                              Advisors, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income.          Columbia Management
Portfolio - Eaton                                               Investment Advisers,
Vance Floating-                                                 LLC, adviser; Eaton
Rate Income Fund                                                Vance Management,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Gold-                                               Investment Advisers,
man Sachs Mid Cap                                               LLC, adviser; Goldman
Value Fund (Class                                               Sachs Asset Management,
2)                                                              L.P., subadviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 67

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Inve-                                               Investment Advisers,
sco International                                               LLC, adviser; Invesco
Growth Fund                                                     Advisers, Inc.,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income while     Columbia Management
Portfolio - J.P.   conserving the value of the investment for   Investment Advisers,
Morgan Core Bond   the longest period of time.                  LLC, adviser; J.P.
Fund (Class 2)                                                  Morgan Investment
                                                                Management Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Jenn-                                               Investment Advisers,
ison Mid Cap                                                    LLC, adviser; Jennison
Growth Fund                                                     Associates LLC,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico Growth Fund                                                 LLC, adviser; Marsico
(Class 2)                                                       Capital Management, LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - MFS                                                 Investment Advisers,
Value Fund (Class                                               LLC, adviser;
2)                                                              Massachusetts Financial
                                                                Services Company,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderate level of risk.    Investment Advisers, LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 2)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately aggressive      Investment Advisers, LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
2)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately conservative    Investment Advisers, LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks to provide current income and capital  Columbia Management
Portfolio - Morg-  appreciation.                                Investment Advisers,
an Stanley Global                                               LLC, adviser; Morgan
Real Estate Fund                                                Stanley Investment
(Class 2)                                                       Management Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks to provide long-term growth of         Columbia Management
Portfolio - NFJ    capital and income.                          Investment Advisers,
Dividend Value                                                  LLC, adviser; NFJ
Fund (Class 2)                                                  Investment Group LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 68 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------
   INVESTING IN         INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Nuve-                                               Investment Advisers,
en Winslow Large                                                LLC, adviser; Winslow
Cap Growth Fund                                                 Capital Management,
(Class 2)                                                       Inc., subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; TCW
Growth Fund                                                     Investment Management
(Class 2)                                                       Company, London Company
                                                                of Virginia, doing
                                                                business as The London
                                                                Company and Wells
                                                                Capital Management
                                                                Incorporated,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; Barrow,
Value Fund (Class                                               Hanley, Mewhinney &
2)                                                              Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Variable           Seeks to provide total return through        Columbia Management
Portfolio - PIMCO  current income and capital appreciation.     Investment Advisers,
Mortgage-Backed                                                 LLC, adviser; Pacific
Securities Fund                                                 Investment Management
(Class 2)                                                       Company LLC, subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Pyra-                                               Investment Advisers,
mis(R)                                                          LLC, adviser; Pyramis
International                                                   Global Advisers, LLC,
Equity Fund                                                     subadviser.
(Class 2)
----------------------------------------------------------------------------------------

Variable           Seeks to provide current income consistent   Columbia Management
Portfolio - Wells  with capital preservation.                   Investment Advisers,
Fargo Short                                                     LLC, adviser; Wells
Duration                                                        Capital Management
Government Fund                                                 Incorporated,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Opportunity                                                     adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 69

APPENDIX B: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

AS THE EXAMPLES BELOW DEMONSTRATE, THE APPLICATION OF AN MVA MAY RESULT IN EITHER A GAIN OR A LOSS OF PRINCIPAL. WE REFER TO ALL OF THE TRANSACTIONS DESCRIBED BELOW AS "EARLY SURRENDERS." THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

ASSUMPTIONS:


- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and



- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and



- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.


EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.



EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.


SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY SURRENDER AMOUNT X   [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001





       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.



              j = current rate for a new Guaranteed Period equal to the
                  remaining term in the current Guarantee Period (rounded up to the next year).



              n = number of months remaining in the current Guarantee Period
                (rounded up to the next month).


EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:



- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and



- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and



- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.


EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:


                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001




In this example, the MVA is a negative $39.84.


--------------------------------------------------------------------------------
 70 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your surrender charge percentage is 7% if you elected RAVA 5 Advantage with the ten-year surrender charge schedule, 6% if you elected RAVA 5 Advantage with the seven-year surrender charge schedule and 4% if you elected RAVA 5 Select. We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 71

APPENDIX C: EXAMPLE -- SURRENDER CHARGES


We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:



     PPS   =    PPSC + PPF
     PPSC  =    purchase payments surrendered that could be subject to a surrender charge
           =    (PS - FA) / (CV - FA) x (PP - PPF)
     PPF   =    purchase payments surrendered that are not subject to a surrender charge
           =    FA - contract earnings, but not less than zero
     PP    =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     PS    =    amount the contract value is reduced by the surrender
     FA    =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     CV    =    contract value prior to the surrender



When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account, the Special DCA fixed account. If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.

The examples below show how the surrender charge for a full and partial surrender is calculated. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:


- We receive a single $50,000 purchase payment;



- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior surrenders.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
                                  Contract value just prior to surrender:   $60,000.00    $40,000.00
                                     Contract value on prior anniversary:    58,000.00     42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings available in the contract at the time of surrender as:
                             Contract value just prior to surrender (CV):    60,000.00     40,000.00
           Less purchase payments received and not previously surrendered    50.000.00     50.000.00
                                                                    (PP):
                                                                            ----------    ----------
                       Earnings in the contract (but not less than zero):    10,000.00          0.00

STEP 2.   Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:    10,000.00          0.00
                           10% of the prior anniversary's contract value:     5,800.00      4,200.00
                                                                            ----------    ----------
                                             FA (but not less than zero):    10,000.00      4,200.00



--------------------------------------------------------------------------------
 72 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS

STEP 3.   Next we determine PPF, the amount by which the total free
          amount (FA) exceeds earnings.
                                                  Total free amount (FA):    10,000.00      4,200.00
                                           Less earnings in the contract:    10,000.00          0.00
                                                                            ----------    ----------
                                            PPF (but not less than zero):         0.00      4,200.00

STEP 4.   Next we determine PS, the amount by which the contract value is reduced by the surrender.
                                                                      PS:    60,000.00     40,000.00

STEP 5.   Now we can determine how much of the PP is being surrendered
          (PPS) as follows:
          PPS = PPF + PPSC
              = PPF+ (PS-FA) / (CV-FA) * (PP-PPF)

                                                        PPF from Step 3 =         0.00      4,200.00
                                                         PS from Step 4 =    60,000.00     40,000.00
                                                         CV from Step 1 =    60,000.00     40,000.00
                                                         FA from Step 2 =    10,000.00      4,200.00
                                                         PP from Step 1 =    50,000.00     50,000.00
                                                                            ----------    ----------
                                                                    PPS =    50,000.00     50,000.00

STEP 6.   We then calculate the surrender charge as a percentage of PPS.
          Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                     PPS:    50,000.00     50,000.00
                                                                less PPF:         0.00      4,200.00
                                                                            ----------    ----------
                      PPSC = amount of PPS subject to a surrender charge:    50,000.00     45,800.00
                                 multiplied by the surrender charge rate:       x 7.0%        x 7.0%
                                                                            ----------    ----------
                                                        surrender charge:     3,500.00      3,206.00

STEP 7.   The dollar amount you will receive as a result of your full surrender is determined as:
                                              Contract value surrendered:    60,000.00     40,000.00
                                                        SURRENDER CHARGE:    (3,500.00)    (3,206.00)
                          Contract charge (assessed upon full surrender):       (30.00)       (30.00)
                                                                            ----------    ----------
                                             NET FULL SURRENDER PROCEEDS:   $56,470.00    $36,764.00




PARTIAL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of EACH purchase payment) surrender charge schedule and the following history:

ASSUMPTIONS:


- We receive a single $50,000 purchase payment;



- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior surrenders.


--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 73

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
                                  Contract value just prior to surrender:   $60,000.00    $40,000.00
                                     Contract value on prior anniversary:    58,000.00     42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings available in the contract at the time of surrender as:
                             Contract value just prior to surrender (CV):    60,000.00     40,000.00
           Less purchase payments received and not previously surrendered    50,000.00     50,000.00
                                                                    (PP):
                                                                            ----------    ----------
                       Earnings in the contract (but not less than zero):    10,000.00          0.00

STEP 2.   Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:    10,000.00          0.00
                           10% of the prior anniversary's contract value:     5,800.00      4,200.00
                                                                            ----------    ----------
                                             FA (but not less than zero):    10,000.00      4,200.00

STEP 3.   Next we determine PPF, the amount by which the total free
          amount (FA) exceeds earnings
                                                  Total free amount (FA):    10,000.00      4,200.00
                                           Less earnings in the contract:    10,000.00          0.00
                                                                            ----------    ----------
                                            PPF (but not less than zero):         0.00      4,200.00

STEP 4.   Next we determine PS, the amount by which the contract value is reduced by the surrender
                    PS (determined by iterative process described above):    15,376.34     16,062.31

STEP 5.   Now we can determine how much of the PP is being surrendered
          (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS-FA) / (CV-FA) * (PP -PPF)

                                                        PPF from Step 3 =         0.00      4,200.00
                                                         PS from Step 4 =    15,376.34     16,062.31
                                                         CV from Step 1 =    60,000.00     40,000.00
                                                         FA from Step 2 =    10,000.00      4,200.00
                                                         PP from Step 1 =    50,000.00     50,000.00
                                                                            ----------    ----------
                                                                    PPS =     5,376.34     19,375.80

STEP 6.   We then calculate the surrender charge as a percentage of PPS.
          Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                     PPS:     5,376.34     19,375.80
                                                                less PPF:         0.00      4,200.00
                                                                            ----------    ----------
                      PPSC = amount of PPS subject to a surrender charge:     5,376.34     15,175.80
                                 multiplied by the surrender charge rate:       x 7.0%        x 7.0%
                                                                            ----------    ----------
                                                        surrender charge:       376.34      1,062.31



--------------------------------------------------------------------------------
 74 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS

STEP 7.   The dollar amount you will receive as a result of your partial surrender is determined as:
                                              Contract value surrendered:    15,376.34     16,062.31
                                                        SURRENDER CHARGE:      (376.34)    (1,062.31)
                                                                            ----------    ----------
                                          NET PARTIAL SURRENDER PROCEEDS:   $15,000.00    $15,000.00




FULL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the contract issue date) surrender charge schedule and the following history:

ASSUMPTIONS:


- We receive a single $50,000 purchase payment;



- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth contract year is 4.0%; and



- You have made no prior surrenders.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
                                  Contract value just prior to surrender:   $60,000.00    $40,000.00
                                     Contract value on prior anniversary:    58,000.00     42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:

STEP 1.   First, we determine the amount of earnings available in the contract at the time of surrender as:
                             Contract value just prior to surrender (CV):    60,000.00     40,000.00
           Less purchase payments received and not previously surrendered    50.000.00     50.000.00
                                                                    (PP):
                                                                            ----------    ----------
                       Earnings in the contract (but not less than zero):    10,000.00          0.00

STEP 2.   Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:    10,000.00          0.00
                           10% of the prior anniversary's contract value:     5,800.00      4,200.00
                                                                            ----------    ----------
                                             FA (but not less than zero):    10,000.00      4,200.00

STEP 3.   Next we determine PPF, the amount by which the total free
          amount (FA) exceeds earnings.
                                                  Total free amount (FA):    10,000.00      4,200.00
                                           Less earnings in the contract:    10,000.00          0.00
                                                                            ----------    ----------
                                            PPF (but not less than zero):         0.00      4,200.00

STEP 4.   Next we determine PS, the amount by which the contract value is reduced by the surrender.
                                                                      PS:    60,000.00     40,000.00



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 75

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS

STEP 5.   Now we can determine how much of the PP is being surrendered
          (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

                                                        PPF from Step 3 =         0.00      4,200.00
                                                         PS from Step 4 =    60,000.00     40,000.00
                                                         CV from Step 1 =    60,000.00     40,000.00
                                                         FA from Step 2 =    10,000.00      4,200.00
                                                         PP from Step 1 =    50,000.00     50,000.00
                                                                            ----------    ----------
                                                                    PPS =    50,000.00     50,000.00

STEP 6.   We then calculate the surrender charge as a percentage of PPS.
          Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                     PPS:    50,000.00     50,000.00
                                                                less PPF:         0.00      4,200.00
                                                                            ----------    ----------
                      PPSC = amount of PPS subject to a surrender charge:    50,000.00     45,800.00
                                 multiplied by the surrender charge rate:       x 4.0%        x 4.0%
                                                                            ----------    ----------
                                                        surrender charge:     2,000.00      1,832.00

STEP 7.   The dollar amount you will receive as a result of your full surrender is determined as:
                                              Contract value surrendered:    60,000.00     40,000.00
                                                        SURRENDER CHARGE:    (2,000.00)    (1,832.00)
                          Contract charge (assessed upon full surrender):       (30.00)       (30.00)
                                                                            ----------    ----------
                                             NET FULL SURRENDER PROCEEDS:   $57,970.00    $38,138.00





PARTIAL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge on a contract with a four-year (from the contract issue date) surrender charge schedule and the following history:

ASSUMPTIONS:


- We receive a single $50,000 purchase payment;



- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth contract year is 4.0%; and



- You have made no prior surrenders.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
                                  Contract value just prior to surrender:   $60,000.00    $40,000.00
                                     Contract value on prior anniversary:    58,000.00     42,000.00
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.
WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings available in the contract at the time of surrender as:
                             Contract value just prior to surrender (CV):    60,000.00     40,000.00
     Less purchase payments received and not previously surrendered (PP):    50,000.00     50,000.00
                                                                            ----------    ----------
                       Earnings in the contract (but not less than zero):    10,000.00          0.00



--------------------------------------------------------------------------------
 76 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

                                                                             CONTRACT      CONTRACT
                                                                             WITH GAIN     WITH LOSS
STEP 2.   Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:    10,000.00          0.00
                           10% of the prior anniversary's contract value:     5,800.00      4,200.00
                                                                            ----------    ----------
                                             FA (but not less than zero):    10,000.00      4,200.00

STEP 3.   Next we determine PPF, the amount by which the total free
          amount (FA) exceeds earnings
                                                  Total free amount (FA):    10,000.00      4,200.00
                                           Less earnings in the contract:    10,000.00          0.00
                                                                            ----------    ----------
                                            PPF (but not less than zero):         0.00      4,200.00

STEP 4.   Next we determine PS, the amount by which the contract value is reduced by the surrender
                    PS (determined by iterative process described above):    15,208.33     15,582.48

STEP 5.   Now we can determine how much of the PP is being surrendered
          (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS - FA) / (CV - FA) * (PP - PPF)

                                                        PPF from Step 3 =         0.00      4,200.00
                                                         PS from Step 4 =    15,208.33     15,582.48
                                                         CV from Step 1 =    60,000.00     40,000.00
                                                         FA from Step 2 =    10,000.00      4,200.00
                                                         PP from Step 1 =    50,000.00     50,000.00
                                                                            ----------    ----------
                                                                    PPS =     5,208.33     18,761.94

STEP 6.   We then calculate the surrender charge as a percentage of PPS.
          Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
                                                                     PPS:     5,208.33     18,761.94
                                                                less PPF:         0.00      4,200.00
                                                                            ----------    ----------
                      PPSC = amount of PPS subject to a surrender charge:     5,208.33     14,561.94
                                 multiplied by the surrender charge rate:       x 4.0%        x 4.0%
                                                                            ----------    ----------
                                                        surrender charge:       208.33        582.48

STEP 7.   The dollar amount you will receive as a result of your partial surrender is determined as:
                                              Contract value surrendered:    15,208.33     15,582.48
                                                        SURRENDER CHARGE:      (208.33)      (582.48)
                                                                            ----------    ----------
                                          NET PARTIAL SURRENDER PROCEEDS:   $15,000.00    $15,000.00





--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 77

APPENDIX D: EXAMPLE -- OPTIONAL DEATH BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL DEATH BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


EXAMPLE -- ROPP DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000; and



- on the first contract anniversary you make an additional purchase payment of $5,000; and



- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and



- During the third contract year the contract value grows to $23,000.




WE CALCULATE THE ROPP DEATH BENEFIT AS FOLLOWS:
Contract value at death:                                                              $23,000.00
                                                                                      ----------
Purchase payments minus adjusted partial surrenders:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.54
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------
THE ROPP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:               $23,295.45




EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000.



- On the first contract anniversary the contract value grows to $26,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender (including surrender charge), leaving a contract value of $20,500.




WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $20,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.55
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------



--------------------------------------------------------------------------------
 78 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $26,000.00
        plus purchase payments made since the prior anniversary:                           +0.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $26,000
        ----------------  =                                                            -1,772.73
             $22,000
                                                                                      ----------

        for a death benefit of:                                                       $24,227.27
                                                                                      ----------
THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS
  THE MAV:                                                                            $24,227.27





EXAMPLE -- 5-YEAR MAV DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000.



- On the fifth contract anniversary the contract value grows to $26,000.



- During the sixth contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender (including surrender charge), leaving a contract value at $20,500.


WE CALCULATE THE 5-YEAR MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:




1. CONTRACT VALUE AT DEATH:                                                           $20,500.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,704.55
             $22,000
                                                                                      ----------
        for a death benefit of:                                                       $23,295.45
                                                                                      ----------
3. THE 5-YEAR MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
        Greatest of your contract anniversary values:                                 $26,000.00
        plus purchase payments made since the prior anniversary:                           +0.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $26,000
        ----------------  =                                                            -1,772.73
             $22,000
                                                                                      ----------

        for a death benefit of:                                                       $24,227.27
                                                                                      ----------
THE 5-YEAR MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5-YEAR MAV:                                                            $24,227.27





EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and



- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.




--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 79

THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
  FOLLOWS:

1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,543.21
             $24,300
                                                                                      ----------
        for a death benefit of:                                                       $23,456.79
                                                                                      ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
        The MAV on the immediately preceding anniversary:                             $25,000.00
        plus purchase payments made since that anniversary:                                +0.00
        minus adjusted partial surrenders made since that anniversary, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,543.21
             $24,300
                                                                                      ----------

        for a MAV Death Benefit of:                                                   $23,456.79
                                                                                      ----------
4. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
        The variable account floor on the first contract anniversary calculated
        as: 1.05 x $20,000 =                                                          $21,000.00

        plus amounts allocated to the subaccounts since that anniversary:                  +0.00
        minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:

        $1,500 x $21,000
        ----------------  =                                                            -1,657.89
             $19,000
                                                                                      ----------

        variable account floor benefit:                                               $19,342.11
        plus the regular fixed account value:                                          +5,300.00
                                                                                      ----------
        5% accumulation death benefit floor (value of the regular fixed account
        and the variable account floor):                                              $24,642.11
                                                                                      ----------
ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS
  THE 5%  ACCUMULATION DEATH BENEFIT FLOOR:                                           $24,642.11





EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and



- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.




THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                           $22,800.00
                                                                                      ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
        Total purchase payments:                                                      $25,000.00
        minus adjusted partial surrenders, calculated as:

        $1,500 x $25,000
        ----------------  =                                                            -1,543.21
             $24,300
                                                                                      ----------
        for a death benefit of:                                                       $23,456.79
                                                                                      ----------



--------------------------------------------------------------------------------
 80 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

3. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
        The variable account floor on the first contract anniversary, calculated
        as: 1.05 x $20,000 =                                                          $21,000.00
        plus amounts allocated to the subaccounts since that anniversary:                  +0.00
        minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:

        $1,500 x $21,000
        ----------------  =                                                            -1,657.89
             $19,000
                                                                                      ----------

        variable account floor benefit:                                               $19,342.11
        plus the regular fixed account account value:                                  +5,300.00
                                                                                      ----------
        5% accumulation death benefit floor (value of the regular fixed account
        and the variable account floor):                                              $24,642.11
                                                                                      ----------
THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% ACCUMULATION DEATH BENEFIT FLOOR:                           $24,642.11




EXAMPLE -- BENEFIT PROTECTOR

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the Benefit Protector.



- During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:




     MAV death benefit amount (contract value):                           $110,000
     plus the Benefit Protector which equals 40% of earnings at death
     (MAV death benefit amount minus remaining purchase payments):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
                                                                          --------
- On the second contract anniversary the contract value falls to
  $105,000. The death benefit equals:
     MAV death benefit amount (maximum anniversary value):                $110,000
     plus the Benefit Protector (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
                                                                          --------







- During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate remaining purchase payments as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:



      MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
      $110,000 -   ($50,000 x $110,000)
                   --------------------  =                                                     $57,619
                         $105,000

      plus the Benefit Protector (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                                              +1,048
                                                                                               -------
Total death benefit of:                                                                        $58,667
                                                                                               -------





- On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.


--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 81

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of remaining purchase payments that are one or more years old. The death benefit equals:



     MAV death benefit amount (contract value):                           $200,000
     plus the Benefit Protector (40% of earnings at death)
     0.40 x 2.50 x ($55,000) =                                             +55,000
                                                                          --------
  Total death benefit of:                                                 $255,000
                                                                          --------







- During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:



     MAV death benefit amount (contract value):                           $250,000
     plus the Benefit Protector (40% of earnings at death)
     0.40 x 2.50 x ($55,000) =                                             +55,000
                                                                          --------
  Total death benefit of:                                                 $305,000
                                                                          --------







- During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the Benefit Protector changes. The death benefit equals:



     MAV death benefit amount (contract value):                           $250,500
     plus the Benefit Protector which equals 40% of earnings at death
     (the standard death benefit amount minus remaining purchase payments):
     0.40 x ($250,500 - $105,000) =                                        +58,200
                                                                          --------
  Total death benefit of:                                                 $308,700
                                                                          --------





EXAMPLE -- BENEFIT PROTECTOR PLUS

ASSUMPTIONS:


- You purchase the contract with an exchange purchase payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the Benefit Protector Plus.



- During the first contract year the contract value grows to $105,000. The death benefit on equals the standard death benefit amount, which is the contract value, or $104,000. You have not reached the first contract anniversary so neither the Benefit Protector Plus Part I nor Part II provides any additional benefit at this time.




- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus
  Part II does not provide any additional benefit at this time. The death benefit equals:



     MAV death benefit amount (contract value):                           $110,000
     plus the Benefit Protector Plus Part I which equals 40% of earnings at death (the MAV death benefit amount minus remaining purchase payments):
     0.40 x ($110,000 - $100,000) =                                         +4,000
                                                                          --------
  Total death benefit of:                                                 $114,000
                                                                          --------







- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:



     MAV death benefit amount (maximum anniversary value):                $110,000
     plus the Benefit Protector Plus Part I (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                         +4,000
     plus the Benefit Protector Plus Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
     0.10 x $100,000 =                                                     +10,000
                                                                          --------
  Total death benefit of:                                                 $124,000
                                                                          --------







- During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value.


--------------------------------------------------------------------------------
 82 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

  Altogether, we will surrender $50,000 and pay you $47,235. We calculate remaining purchase payments as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:



      MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
      $110,000 -   ($50,000 x $110,000)
                   --------------------  =                                                     $57,619
                         $105,000

      plus the Benefit Protector Plus Part I (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                                              +1,048

      plus the Benefit Protector Plus Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
      0.10 x $55,000 =                                                                          +5,500
                                                                                               -------
Total death benefit of:                                                                        $64,167
                                                                                               -------







- On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.




- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of remaining purchase payments that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:



     MAV death benefit amount (contract value):                           $200,000
     plus the Benefit Protector Plus Part I (40% of earnings at death)
     .40 x (2.50 x $55,000) =                                              +55,000
     plus the Benefit Protector Plus Part II which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $266,000
                                                                          --------







- During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the Benefit Protector Plus Part I or Benefit Protector PlusPart II. The death benefit equals:



     MAV death benefit amount (contract value):                           $250,000
     plus the Benefit Protector Plus Part I (40% of earnings at death)
     .40 x (2.50 x $55,000) =                                              +55,000
     plus the Benefit Protector Plus Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $316,000
                                                                          --------







- During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the Benefit Protector PlusPart I changes but the value of the Benefit Protector Plus Part II remains constant. The death benefit equals:



     MAV death benefit amount (contract value):                           $250,500
     plus the Benefit Protector PlusPart I which equals 40% of
     earnings at death (the MAV death benefit minus remaining purchase payments):
     0.40 x ($250,500 - $105,000) =                                        +58,200
     plus the Benefit Protector Plus Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
     0.20 x $55,000 =                                                      +11,000
                                                                          --------
  Total death benefit of:                                                 $319,700
                                                                          --------






--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 83

APPENDIX E: EXAMPLE -- OPTIONAL LIVING BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL LIVING BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL RIDER IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE
"TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL RIDERS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


EXAMPLE -- SECURESOURCE 3 RIDERS



ASSUMPTIONS:


- You purchase the contract with the Single Life benefit and a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You are age 61.



- Annual Step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied Annual Step-ups are indicated in BOLD.






CONTRACT                           ASSUMED                                       BENEFIT                            LIFETIME
DURATION   PURCHASE    PARTIAL    CONTRACT                                     DETERMINING                           PAYMENT
IN YEARS   PAYMENTS  WITHDRAWALS    VALUE      CB           BB          WAB     PERCENTAGE    PBG     ALP    RALP  PERCENTAGE

At Issue    100,000         NA     100,000  100,000      100,000      100,000      0.0%     100,000  4,500  4,500     4.50%

1                --         --      98,000  100,000      106,000      106,000      7.5%     100,000  4,770  4,770     4.50%

2                --         --     105,000  100,000      112,000      112,000      6.3%     105,000  5,040  5,040     4.50%

3                --         --     120,000  120,000(1)   120,000      120,000      0.0%     120,000  5,400  5,400     4.50%

3.5              --      5,400     114,600  120,000      120,000      114,600      0.0%     114,600  5,400     --     4.50%

4                --         --     115,000  120,000      120,000(2)   115,000      0.0%     115,000  5,400  5,400     4.50%

5                --         --     110,000  120,000      127,200      121,900      9.8%     115,000  5,724  5,724     4.50%

6                --         --     140,000  140,000      140,000      140,000      0.0%     140,000  7,700  7,700     5.50%(3)

7                --         --     120,000  140,000      148,400      148,400     19.1%     140,000  8,162  8,162     5.50%

7.5              --     10,000     110,000  137,699      145,961(4)   136,033     19.1%     129,671  8,028     --     5.50%

8                --         --     105,000  137,699      145,961      136,033     22.8%     129,671  7,298  7,298     5.00%(5)

9                --         --     116,000  137,699      154,223      143,733     19.3%     129,671  8,482  8,482     5.50%






(1) Since the contract value was greater than the BB (after it was increased by the Annual Credit), the CB is increased to the contract value and future Annual Credits will be based on the new (higher) Credit Base.


(2) Since a withdrawal was taken in the previous contract year, the Annual Credit is not available on the 4th Anniversary.


(3) Because the annual step-up increased the BB on the anniversary and the covered person's attained age is in a higher age band, the Lifetime Payment Percentage increased.


(4) The $10,000 withdrawal is greater than the $8,162 RALP allowed under the rider and therefore excess withdrawal processing is applied. Values are reset as described in "Lifetime Benefit Description -- Determination of Adjustment of Benefit Values".


(5) The Lifetime Payment Percentage does not include the 0.50% Income Bonus when the Benefit Determining Percentage is 20% or more.



--------------------------------------------------------------------------------
 84 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: ADDITIONAL RMD DISCLOSURE


This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource 3 riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.


For contract holders subject to annual RMD rules under the Section 401(a)(9) of the Code, amounts you withdraw from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:

(1) Each calendar year, if your ALERMDA is greater than the ALP.



  - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of ALP.



  - The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.



  - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.



  - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


  - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource 3 rider.


The ALERMDA is:




(1) determined by us each calendar year;





(2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;





(3) based on the value of this contract alone on the date it is determined;





(4) based on recalculated life expectancy taken from the Uniform Lifetime Table under the Code ; and





(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder as applicable on the effective date of this prospectus, to:





      1. IRAs under Section 408(b) of the Code;





      2. Roth IRAs under Section 408A of the Code;





      3. SIMPLE IRAs under Section 408(p) of the Code;





      4. Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code;





      5. Custodial and investment only plans under section 401(a) of the Code;





      6. TSAs under Section 403(b) of the Code.


In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RALP amount and may result in the reduction of your guaranteed values as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years.


Please consult your tax advisor about the impact of these rules prior to purchasing SecureSource 3 riders.



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 85

APPENDIX G: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount representing the lowest and highest total annual variable account expense combinations for each contract. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2011. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.





VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,       2011      2010      2009      2008      2007      2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.21     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.15     $1.21        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    93         2        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (8/13/2001)
Accumulation unit
  value at beginning
  of period                $1.42     $1.27     $1.07     $1.47     $1.57     $1.34     $1.29     $1.14    $0.89    $1.04
Accumulation unit
  value at end of
  period                   $1.42     $1.42     $1.27     $1.07     $1.47     $1.57     $1.34     $1.29    $1.14    $0.89
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                36,454    41,940    48,731    56,747    81,683    93,343    95,710    71,318   50,607   30,523
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (9/15/1999)
Accumulation unit
  value at beginning
  of period                $1.16     $1.04     $0.85     $1.22     $1.21     $1.07     $1.04     $0.96    $0.80    $0.93
Accumulation unit
  value at end of
  period                   $1.18     $1.16     $1.04     $0.85     $1.22     $1.21     $1.07     $1.04    $0.96    $0.80
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                39,535    45,791    55,353    51,095    74,966    74,221    77,525    74,540   73,310   64,613
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.00     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $0.99     $1.00        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   825       694        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.02     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.07     $1.02        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                 3,544       836        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.21     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.14     $1.21        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   844       229        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.21     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.26     $1.21        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    40         9        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.22     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $0.95     $1.22        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                 1,102       414        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.04     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.08     $1.04        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                 1,190       353        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.02     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.11     $1.02        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   739       310        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (4/28/2006)
Accumulation unit
  value at beginning
  of period                $1.27     $1.15     $0.80     $1.08     $1.07     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.34     $1.27     $1.15     $0.80     $1.08     $1.07        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                13,993    15,434    16,890    19,527    26,868    30,821        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.08     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.13     $1.08        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                 1,107       225        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 86 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,       2011      2010      2009      2008      2007      2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.07     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.13     $1.07        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   587       160        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.19     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.03     $1.19        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   166        44        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.21     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.16     $1.21        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    92        23        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.01     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.02     $1.01        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   889       432        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (5/1/2006)
Accumulation unit
  value at beginning
  of period                $0.99     $0.88     $0.65     $1.26     $1.07     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                   $0.82     $0.99     $0.88     $0.65     $1.26     $1.07        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                12,277    16,307    20,723    26,849    22,702    32,712        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.27     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.07     $1.27        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    91        19        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.26     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.14     $1.26        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   215        50        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (5/1/2000)
Accumulation unit
  value at beginning
  of period                $0.91     $0.80     $0.64     $1.03     $0.99     $0.86     $0.84     $0.77    $0.60    $0.79
Accumulation unit
  value at end of
  period                   $0.91     $0.91     $0.80     $0.64     $1.03     $0.99     $0.86     $0.84    $0.77    $0.60
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                46,053    55,090    65,626    73,795    92,416   104,302   122,070   117,372   91,398   65,011
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.20     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.17     $1.20        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    52        32        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.27     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.15     $1.27        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    81        47        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.00     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.00     $1.00        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                 1,177       498        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit
  value at beginning
  of period                $1.00        --        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $0.95        --        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                 1,394        --        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/1/2006)
Accumulation unit
  value at beginning
  of period                $1.06     $0.91     $0.68     $1.20     $1.03     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.02     $1.06     $0.91     $0.68     $1.20     $1.03        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)               102,175   120,336   167,696   237,020   166,815   127,364        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period                $2.46     $1.93     $1.39     $2.33     $2.04     $1.83     $1.57     $1.27    $0.93    $1.04
Accumulation unit
  value at end of
  period                   $2.17     $2.46     $1.93     $1.39     $2.33     $2.04     $1.83     $1.57    $1.27    $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                63,182    76,313   106,479   136,525   156,364   174,833   157,678   117,171   72,124   35,541
------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (9/15/1999)
Accumulation unit
  value at beginning
  of period                $2.52     $1.98     $1.55     $2.34     $2.42     $2.09     $1.94     $1.58    $1.21    $1.34
Accumulation unit
  value at end of
  period                   $2.40     $2.52     $1.98     $1.55     $2.34     $2.42     $2.09     $1.94    $1.58    $1.21
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                18,246    22,799    28,730    36,256    46,935    55,078    55,521    44,541   34,639   23,553
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 87

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,       2011      2010      2009      2008      2007      2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period                $1.31     $1.19     $0.96     $1.53     $1.50     $1.28     $1.17     $1.04    $0.84    $0.96
Accumulation unit
  value at end of
  period                   $1.29     $1.31     $1.19     $0.96     $1.53     $1.50     $1.28     $1.17    $1.04    $0.84
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                27,767    33,994    39,361    47,292    65,658    63,662    50,166    33,241   21,294    9,151
------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                $0.96     $0.85     $0.63     $1.06     $1.00        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $0.90     $0.96     $0.85     $0.63     $1.06        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                13,639    18,753   168,562   128,192    72,177        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (8/13/2001)
Accumulation unit
  value at beginning
  of period                $2.03     $1.80     $1.37     $2.22     $1.76     $1.36     $1.18     $0.91    $0.68    $0.89
Accumulation unit
  value at end of
  period                   $2.14     $2.03     $1.80     $1.37     $2.22     $1.76     $1.36     $1.18    $0.91    $0.68
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                28,483    30,235    35,891    43,832    51,479    45,869    35,163    18,264   12,519    7,093
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (5/1/2006)
Accumulation unit
  value at beginning
  of period                $1.29     $0.98     $0.63     $1.20     $0.99     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.19     $1.29     $0.98     $0.63     $1.20     $0.99        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                11,091    11,306    12,049    11,266     9,199    17,529        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.19     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.14     $1.19        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   137        12        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period                $1.49     $1.30     $0.94     $1.59     $1.51     $1.30     $1.15     $1.00       --       --
Accumulation unit
  value at end of
  period                   $1.35     $1.49     $1.30     $0.94     $1.59     $1.51     $1.30     $1.15       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                16,697    18,638    21,263    24,950    32,187    34,962    20,721     6,121       --       --
------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (2/4/2004)
Accumulation unit
  value at beginning
  of period                $1.41     $1.16     $0.85     $1.39     $1.42     $1.25     $1.15     $1.00       --       --
Accumulation unit
  value at end of
  period                   $1.36     $1.41     $1.16     $0.85     $1.39     $1.42     $1.25     $1.15       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                 9,937    12,889    15,634    18,861    23,107    22,606    12,037     4,085       --       --
------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (5/1/2006)
Accumulation unit
  value at beginning
  of period                $1.25     $1.12     $0.93     $1.12     $1.04     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.26     $1.25     $1.12     $0.93     $1.12     $1.04        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                49,462    49,921   127,629   131,661    82,318    76,067        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                $1.12     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.08     $1.12        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)               153,074    45,018        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.00     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.06     $1.00        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   479       120        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.21     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.19     $1.21        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   101        15        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.21     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.03     $1.21        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   833       244        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.29     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.21     $1.29        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   553       149        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                $1.05     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.07     $1.05        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)               152,207    39,107        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.16     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.11     $1.16        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   380       103        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 88 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,       2011      2010      2009      2008      2007      2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.18     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $0.94     $1.18        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   359        89        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.05     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.06     $1.05        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                 1,214       172        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.23     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.14     $1.23        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   340        45        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.16     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.07     $1.16        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   369        28        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.01     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.06     $1.01        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   678       437        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.19     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.20     $1.19        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   156        46        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.24     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.20     $1.24        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   442        57        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.16     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.14     $1.16        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   287        33        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                $1.09     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.09     $1.09        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000     1,036,-
  omitted)                   629   372,331        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                $1.11     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.09     $1.11        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)               586,675   199,756        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                $1.07     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.08     $1.07        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)               335,257   125,196        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.20     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.07     $1.20        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   442       140        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.17     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.20     $1.17        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   230        26        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.23     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.22     $1.23        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    51         6        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.29     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.27     $1.29        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   193        10        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 89

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,       2011      2010      2009      2008      2007      2006      2005      2004      2003     2002
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.23     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.16     $1.23        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   224       132        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.00     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.04     $1.00        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   268        35        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.17     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.01     $1.17        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    59         6        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                $1.00     $1.00        --        --        --        --        --        --       --       --
Accumulation unit
  value at end of
  period                   $1.02     $1.00        --        --        --        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   172        74        --        --        --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (8/13/2001)
Accumulation unit
  value at beginning
  of period                $1.51     $1.24     $0.84     $1.42     $1.35     $1.21     $1.13     $0.97    $0.72    $0.99
Accumulation unit
  value at end of
  period                   $1.42     $1.51     $1.24     $0.84     $1.42     $1.35     $1.21     $1.13    $0.97    $0.72
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                13,842     9,802    11,212    13,585    18,131    21,391    25,313    25,983   24,999   17,130
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (5/1/2001)
Accumulation unit
  value at beginning
  of period                $1.45     $1.16     $0.76     $1.32     $1.17     $0.96     $0.91     $0.81    $0.58    $0.94
Accumulation unit
  value at end of
  period                   $1.37     $1.45     $1.16     $0.76     $1.32     $1.17     $0.96     $0.91    $0.81    $0.58
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                12,890    18,266    20,853    19,000    23,653    17,655    14,334    16,103   13,800    7,655
------------------------------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.07     $0.99     $0.73     $1.23    $1.09    $1.00
Accumulation unit
  value at end of
  period                                                           $1.01     $1.07     $0.99     $0.73    $1.23    $1.09
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           485       344       242       206      102       23
------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.03     $0.93     $0.78     $1.08    $1.16    $1.00
Accumulation unit
  value at end of
  period                                                           $1.03     $1.03     $0.93     $0.78    $1.08    $1.16
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         2,947     2,972     3,160     2,591    2,786      903
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.07     $0.96     $0.78     $1.13    $1.13    $1.00
Accumulation unit
  value at end of
  period                                                           $1.08     $1.07     $0.96     $0.78    $1.13    $1.13
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         2,107     2,324     2,917       622      930      225
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $0.99     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $0.98     $0.99        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           166       397        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.02     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.07     $1.02        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           671       239        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.21     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.13     $1.21        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            88        12        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.20     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.25     $1.20        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                             1        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.22     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $0.95     $1.22        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           256       111        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 90 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.04     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.07     $1.04        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           133       119        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.02     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.10     $1.02        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           176       117        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.26     $1.14     $0.81     $1.09    $1.08    $1.00
Accumulation unit
  value at end of
  period                                                           $1.33     $1.26     $1.14     $0.81    $1.09    $1.08
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         2,152     2,199     2,059     1,829    1,757      576
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.08     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.12     $1.08        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           219        41        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.07     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.12     $1.07        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           105        26        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.19     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.03     $1.19        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           165        84        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.21     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.15     $1.21        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            45        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.01     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.02     $1.01        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           294       154        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.10     $0.98     $0.72     $1.42    $1.20    $1.00
Accumulation unit
  value at end of
  period                                                           $0.91     $1.10     $0.98     $0.72    $1.42    $1.20
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,680     2,130     2,414     2,757    2,052    3,503
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.27     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.27        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            60        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.26     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.14     $1.26        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            62         1        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.03     $0.91     $0.73     $1.18    $1.14    $1.00
Accumulation unit
  value at end of
  period                                                           $1.04     $1.03     $0.91     $0.73    $1.18    $1.14
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,085     1,006       911     1,062    1,259      361
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.20     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.16     $1.20        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            65        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.27     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.15     $1.27        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            21        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.00     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           187        66        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 91

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit
  value at beginning
  of period                                                        $1.00        --        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $0.94        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           296        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.11     $0.96     $0.72     $1.27    $1.10    $1.00
Accumulation unit
  value at end of
  period                                                           $1.06     $1.11     $0.96     $0.72    $1.27    $1.10
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        10,542    11,951    26,262    55,331   38,145   14,254
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.29     $1.02     $0.74     $1.24    $1.09    $1.00
Accumulation unit
  value at end of
  period                                                           $1.14     $1.29     $1.02     $0.74    $1.24    $1.09
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         5,555     6,949    23,688    36,142   18,414    5,441
------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.12     $0.89     $0.69     $1.05    $1.09    $1.00
Accumulation unit
  value at end of
  period                                                           $1.06     $1.12     $0.89     $0.69    $1.05    $1.09
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,730     1,829     1,834     2,047    2,059    1,064
------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $0.99     $0.90     $0.72     $1.16    $1.14    $1.00
Accumulation unit
  value at end of
  period                                                           $0.96     $0.99     $0.90     $0.72    $1.16    $1.14
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         4,076     4,866     5,084     5,780    6,302    2,030
------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                                                        $0.95     $0.84     $0.63     $1.06    $1.00       --
Accumulation unit
  value at end of
  period                                                           $0.89     $0.95     $0.84     $0.63    $1.06       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,713     2,336    80,099    57,559   35,017       --
------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.41     $1.26     $0.96     $1.56    $1.24    $1.00
Accumulation unit
  value at end of
  period                                                           $1.48     $1.41     $1.26     $0.96    $1.56    $1.24
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         3,758     3,729     4,001     3,917    3,235    1,005
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.39     $1.06     $0.69     $1.31    $1.08    $1.00
Accumulation unit
  value at end of
  period                                                           $1.27     $1.39     $1.06     $0.69    $1.31    $1.08
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,364     1,265     1,329     1,340    1,013    2,328
------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.13     $0.93     $0.72     $1.20    $1.14    $1.00
Accumulation unit
  value at end of
  period                                                           $1.08     $1.13     $0.93     $0.72    $1.20    $1.14
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           131       209       165       155      142       29
------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.13     $0.99     $0.72     $1.22    $1.16    $1.00
Accumulation unit
  value at end of
  period                                                           $1.02     $1.13     $0.99     $0.72    $1.22    $1.16
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,548     1,898     1,750     1,612    1,649      663
------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.07     $0.88     $0.65     $1.07    $1.10    $1.00
Accumulation unit
  value at end of
  period                                                           $1.04     $1.07     $0.88     $0.65    $1.07    $1.10
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,536     1,853     1,891     1,925    2,045      715
------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.26     $1.13     $0.95     $1.14    $1.07    $1.00
Accumulation unit
  value at end of
  period                                                           $1.27     $1.26     $1.13     $0.95    $1.14    $1.07
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         6,150     6,043    48,834    54,964   38,718   12,825
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.12     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.07     $1.12        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         7,924     2,155        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            38        24        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.21     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.18     $1.21        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            33        40        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 92 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.21     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.03     $1.21        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           119        36        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.29     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.21     $1.29        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            99         9        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.04     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.04        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        23,540     9,822        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.16     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.11     $1.16        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            68        53        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.18     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $0.94     $1.18        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            56        18        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.04     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.05     $1.04        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           232        55        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.23     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.13     $1.23        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            48         6        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.16     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.16        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            27        42        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            67        16        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.19     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.19     $1.19        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            12        41        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.24     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.19     $1.24        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           114        14        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.15     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.14     $1.15        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            84         3        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.09     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.08     $1.09        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        89,953    39,307        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.11     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.08     $1.11        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        42,475    20,188        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.07     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.07     $1.07        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        40,844    16,388        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 93

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.19     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.07     $1.19        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           153        56        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.17     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.20     $1.17        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            97         3        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.23     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.21     $1.23        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            56         2        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.29     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.26     $1.29        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            13        51        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.23     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.16     $1.23        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                             8         4        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.04     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            21        13        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.17     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.01     $1.17        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            18         1        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.01     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            38        41        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.23     $1.01     $0.69     $1.17    $1.11    $1.00
Accumulation unit
  value at end of
  period                                                           $1.15     $1.23     $1.01     $0.69    $1.17    $1.11
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,313       354       325       296      211       37
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.40     $1.12     $0.74     $1.28    $1.14    $1.00
Accumulation unit
  value at end of
  period                                                           $1.32     $1.40     $1.12     $0.74    $1.28    $1.14
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,008     1,248     1,279     1,063      968      178
------------------------------------------------------------------------------------------------------------------------


VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.06     $0.98     $0.73     $1.22    $1.09    $1.00
Accumulation unit
  value at end of
  period                                                           $1.01     $1.06     $0.98     $0.73    $1.22    $1.09
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            65        21        25        50       38        4
------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.03     $0.92     $0.78     $1.08    $1.16    $1.00
Accumulation unit
  value at end of
  period                                                           $1.02     $1.03     $0.92     $0.78    $1.08    $1.16
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,036     1,001       881       939      802      213
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.06     $0.95     $0.78     $1.13    $1.13    $1.00
Accumulation unit
  value at end of
  period                                                           $1.07     $1.06     $0.95     $0.78    $1.13    $1.13
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           547       809       907       375      619      350
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $0.99     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $0.98     $0.99        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           101        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 94 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.01     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.01        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           322        30        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.21     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.13     $1.21        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            59        31        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.20     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.25     $1.20        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                             9        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.22     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $0.95     $1.22        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            94        53        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.04     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.07     $1.04        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            80        23        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.01     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.10     $1.01        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           119        34        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.26     $1.14     $0.80     $1.08    $1.08    $1.00
Accumulation unit
  value at end of
  period                                                           $1.32     $1.26     $1.14     $0.80    $1.08    $1.08
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,088     1,127     1,227     1,097      885      286
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.08     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.12     $1.08        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           122        52        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.07     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.12     $1.07        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           120        29        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.19     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.03     $1.19        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            35        12        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.21     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.15     $1.21        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.01     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.02     $1.01        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           129        30        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.10     $0.98     $0.72     $1.42    $1.20    $1.00
Accumulation unit
  value at end of
  period                                                           $0.90     $1.10     $0.98     $0.72    $1.42    $1.20
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           399       496       668       887      819      748
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.27     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.27        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                             7         1        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.26     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.14     $1.26        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            12        13        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 95

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.03     $0.91     $0.73     $1.18    $1.14    $1.00
Accumulation unit
  value at end of
  period                                                           $1.03     $1.03     $0.91     $0.73    $1.18    $1.14
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           397       470       728       476      499       10
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.20     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.16     $1.20        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            17        14        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.27     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.14     $1.27        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.00     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           202       144        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit
  value at beginning
  of period                                                        $1.00        --        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $0.94        --        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            95        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.10     $0.95     $0.71     $1.27    $1.09    $1.00
Accumulation unit
  value at end of
  period                                                           $1.05     $1.10     $0.95     $0.71    $1.27    $1.09
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         2,701     3,123     4,857     9,818    8,451    3,216
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.29     $1.01     $0.74     $1.24    $1.09    $1.00
Accumulation unit
  value at end of
  period                                                           $1.13     $1.29     $1.01     $0.74    $1.24    $1.09
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,256     1,724     3,813     6,011    4,186    1,152
------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.12     $0.88     $0.69     $1.05    $1.09    $1.00
Accumulation unit
  value at end of
  period                                                           $1.06     $1.12     $0.88     $0.69    $1.05    $1.09
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           462       700       717       685      602      232
------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $0.99     $0.90     $0.72     $1.17    $1.15    $1.00
Accumulation unit
  value at end of
  period                                                           $0.96     $0.99     $0.90     $0.72    $1.17    $1.15
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         1,011     1,148     1,338     1,691    1,979      485
------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (5/1/2007)
Accumulation unit
  value at beginning
  of period                                                        $0.94     $0.84     $0.63     $1.06    $1.00       --
Accumulation unit
  value at end of
  period                                                           $0.88     $0.94     $0.84     $0.63    $1.06       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           591       593     9,009     7,617    5,761       --
------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.40     $1.25     $0.95     $1.56    $1.24    $1.00
Accumulation unit
  value at end of
  period                                                           $1.47     $1.40     $1.25     $0.95    $1.56    $1.24
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           953       901       892     1,003    1,091      467
------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.38     $1.06     $0.68     $1.30    $1.08    $1.00
Accumulation unit
  value at end of
  period                                                           $1.26     $1.38     $1.06     $0.68    $1.30    $1.08
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           203       159       215       268      387      397
------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.12     $0.93     $0.72     $1.20    $1.14    $1.00
Accumulation unit
  value at end of
  period                                                           $1.07     $1.12     $0.93     $0.72    $1.20    $1.14
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            35        32        59        84       42        5
------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.12     $0.98     $0.72     $1.22    $1.16    $1.00
Accumulation unit
  value at end of
  period                                                           $1.01     $1.12     $0.98     $0.72    $1.22    $1.16
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           588       662       679       693      779      266
------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.07     $0.88     $0.65     $1.07    $1.10    $1.00
Accumulation unit
  value at end of
  period                                                           $1.03     $1.07     $0.88     $0.65    $1.07    $1.10
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           302       320       266       350      487      231
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 96 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.26     $1.13     $0.94     $1.14    $1.07    $1.00
Accumulation unit
  value at end of
  period                                                           $1.26     $1.26     $1.13     $0.94    $1.14    $1.07
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         2,838     2,685     7,054     9,430    7,577    2,481
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.12     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.07     $1.12        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                         5,014       476        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            --        12        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.21     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.18     $1.21        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.21     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.03     $1.21        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            73        59        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.29     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.21     $1.29        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            54        56        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.04     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.04        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        12,111     3,775        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.16     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.10     $1.16        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            12        13        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.18     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $0.93     $1.18        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            12        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.04     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.05     $1.04        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           288        94        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.23     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.13     $1.23        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            12        22        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.16     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.16        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            23        34        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            57        51        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.19     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.19     $1.19        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                             3        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.24     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.19     $1.24        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            10        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 97

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                               2011      2010      2009      2008      2007     2006
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.15     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.13     $1.15        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            57        25        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.09     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.08     $1.09        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        58,637    23,094        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.11     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.08     $1.11        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        29,585     7,132        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (5/7/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.07     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.07     $1.07        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                        21,112     8,769        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.19     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.06     $1.19        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            22        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.17     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.19     $1.17        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            64        51        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.23     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.21     $1.23        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                             3        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.29     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.26     $1.29        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                             1        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.23     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.16     $1.23        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                             3         1        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.04     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            27        13        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.17     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.00     $1.17        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            --        --        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit
  value at beginning
  of period                                                        $1.00     $1.00        --        --       --       --
Accumulation unit
  value at end of
  period                                                           $1.01     $1.00        --        --       --       --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                            26        25        --        --       --       --
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.23     $1.00     $0.69     $1.17    $1.11    $1.00
Accumulation unit
  value at end of
  period                                                           $1.14     $1.23     $1.00     $0.69    $1.17    $1.11
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           534        70        55        67       86        9
------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (6/26/2006)
Accumulation unit
  value at beginning
  of period                                                        $1.39     $1.11     $0.74     $1.28    $1.14    $1.00
Accumulation unit
  value at end of
  period                                                           $1.31     $1.39     $1.11     $0.74    $1.28    $1.14
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                                                           344       388       377       334      363       74
------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 98 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                               2011      2010
-------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20     $1.00
Accumulation unit value at end of period                                         $1.14     $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16     $1.00
Accumulation unit value at end of period                                         $1.15     $1.16
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.14     $1.00
Accumulation unit value at end of period                                         $1.15     $1.14
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $0.99     $1.00
Accumulation unit value at end of period                                         $0.97     $0.99
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01     $1.00
Accumulation unit value at end of period                                         $1.06     $1.01
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20     $1.00
Accumulation unit value at end of period                                         $1.12     $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20     $1.00
Accumulation unit value at end of period                                         $1.24     $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - EMERGING MARKETS OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21     $1.00
Accumulation unit value at end of period                                         $0.94     $1.21
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.04     $1.00
Accumulation unit value at end of period                                         $1.07     $1.04
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01     $1.00
Accumulation unit value at end of period                                         $1.09     $1.01
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $0.97     $1.00
Accumulation unit value at end of period                                         $1.01     $0.97
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.08     $1.00
Accumulation unit value at end of period                                         $1.12     $1.08
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.07     $1.00
Accumulation unit value at end of period                                         $1.11     $1.07
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19     $1.00
Accumulation unit value at end of period                                         $1.02     $1.19
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20     $1.00
Accumulation unit value at end of period                                         $1.14     $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 99

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                               2011      2010
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - LIMITED DURATION CREDIT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.01     $1.00
Accumulation unit value at end of period                                         $1.01     $1.01
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MARSICO INTERNATIONAL OPPORTUNITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22     $1.00
Accumulation unit value at end of period                                         $1.00     $1.22
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27     $1.00
Accumulation unit value at end of period                                         $1.05     $1.27
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP VALUE OPPORTUNITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.26     $1.00
Accumulation unit value at end of period                                         $1.13     $1.26
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17     $1.00
Accumulation unit value at end of period                                         $1.17     $1.17
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20     $1.00
Accumulation unit value at end of period                                         $1.16     $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27     $1.00
Accumulation unit value at end of period                                         $1.14     $1.27
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00     $1.00
Accumulation unit value at end of period                                         $0.99     $1.00
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - STRATEGIC INCOME FUND (CLASS 2) (4/29/2011)
Accumulation unit value at beginning of period                                   $1.00        --
Accumulation unit value at end of period                                         $0.94        --
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20     $1.00
Accumulation unit value at end of period                                         $1.15     $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.24     $1.00
Accumulation unit value at end of period                                         $1.08     $1.24
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.30     $1.00
Accumulation unit value at end of period                                         $1.23     $1.30
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.12     $1.00
Accumulation unit value at end of period                                         $1.08     $1.12
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17     $1.00
Accumulation unit value at end of period                                         $1.08     $1.17
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17     $1.00
Accumulation unit value at end of period                                         $1.22     $1.17
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 100 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                               2011      2010
-------------------------------------------------------------------------------------------------
MORGAN STANLEY UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.26     $1.00
Accumulation unit value at end of period                                         $1.15     $1.26
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18     $1.00
Accumulation unit value at end of period                                         $1.13     $1.18
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18     $1.00
Accumulation unit value at end of period                                         $1.06     $1.18
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA, SERVICE SHARES (7/19/2010)
Accumulation unit value at beginning of period                                   $1.22     $1.00
Accumulation unit value at end of period                                         $1.17     $1.22
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (7/19/2010)
Accumulation unit value at beginning of period                                   $1.06     $1.00
Accumulation unit value at end of period                                         $1.06     $1.06
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16     $1.00
Accumulation unit value at end of period                                         $1.11     $1.16
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY DIVERSIFIED BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00     $1.00
Accumulation unit value at end of period                                         $1.05     $1.00
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - AMERICAN CENTURY GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.21     $1.00
Accumulation unit value at end of period                                         $1.17     $1.21
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER INTERNATIONAL EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.20     $1.00
Accumulation unit value at end of period                                         $1.02     $1.20
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - COLUMBIA WANGER U.S. EQUITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.29     $1.00
Accumulation unit value at end of period                                         $1.20     $1.29
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.05     $1.00
Accumulation unit value at end of period                                         $1.06     $1.05
Number of accumulation units outstanding at end of period (000 omitted)            154       139
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16     $1.00
Accumulation unit value at end of period                                         $1.10     $1.16
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - DFA INTERNATIONAL VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.18     $1.00
Accumulation unit value at end of period                                         $0.93     $1.18
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - EATON VANCE FLOATING-RATE INCOME FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.04     $1.00
Accumulation unit value at end of period                                         $1.04     $1.04
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23     $1.00
Accumulation unit value at end of period                                         $1.13     $1.23
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 101

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                               2011      2010
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - INVESCO INTERNATIONAL GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.16     $1.00
Accumulation unit value at end of period                                         $1.06     $1.16
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - J.P. MORGAN CORE BOND FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00     $1.00
Accumulation unit value at end of period                                         $1.05     $1.00
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - JENNISON MID CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19     $1.00
Accumulation unit value at end of period                                         $1.19     $1.19
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MARSICO GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23     $1.00
Accumulation unit value at end of period                                         $1.18     $1.23
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MFS VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.15     $1.00
Accumulation unit value at end of period                                         $1.13     $1.15
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.10     $1.00
Accumulation unit value at end of period                                         $1.09     $1.10
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY AGGRESSIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.13     $1.00
Accumulation unit value at end of period                                         $1.10     $1.13
Number of accumulation units outstanding at end of period (000 omitted)             35        32
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MODERATELY CONSERVATIVE PORTFOLIO (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.07     $1.00
Accumulation unit value at end of period                                         $1.07     $1.07
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - MORGAN STANLEY GLOBAL REAL ESTATE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.19     $1.00
Accumulation unit value at end of period                                         $1.06     $1.19
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NFJ DIVIDEND VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17     $1.00
Accumulation unit value at end of period                                         $1.19     $1.17
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - NUVEEN WINSLOW LARGE CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23     $1.00
Accumulation unit value at end of period                                         $1.20     $1.23
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP GROWTH FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.29     $1.00
Accumulation unit value at end of period                                         $1.26     $1.29
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23     $1.00
Accumulation unit value at end of period                                         $1.15     $1.23
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PIMCO MORTGAGE-BACKED SECURITIES FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00     $1.00
Accumulation unit value at end of period                                         $1.03     $1.00
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - PYRAMIS(R) INTERNATIONAL EQUITY FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.17     $1.00
Accumulation unit value at end of period                                         $1.00     $1.17
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 102 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,                                                               2011      2010
-------------------------------------------------------------------------------------------------
VARIABLE PORTFOLIO - WELLS FARGO SHORT DURATION GOVERNMENT FUND (CLASS 2) (7/19/2010)
Accumulation unit value at beginning of period                                   $1.00     $1.00
Accumulation unit value at end of period                                         $1.00     $1.00
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.23     $1.00
Accumulation unit value at end of period                                         $1.14     $1.23
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 2 (7/19/2010)
Accumulation unit value at beginning of period                                   $1.27     $1.00
Accumulation unit value at end of period                                         $1.20     $1.27
Number of accumulation units outstanding at end of period (000 omitted)             --        --
-------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------

           RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS 103

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION




Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2011...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firms..................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements





--------------------------------------------------------------------------------
 104 RIVERSOURCE RAVA 5 ADVANTAGE / RAVA 5 SELECT / RAVA 5 ACCESS VARIABLE ANNUITY -- PROSPECTUS

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-862-7919


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
     Both companies are affiliated with Ameriprise Financial Services, Inc.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.


S-6515 A (4/12)

PROSPECTUS


APRIL 30, 2012


RIVERSOURCE(R)

RETIREMENT GROUP ANNUITY CONTRACT I


GROUP DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            70100 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-862-7919


            (Corporate Office)

            ameriprise.com/variableannuities
            RIVERSOURCE VARIABLE ACCOUNT 10/RIVERSOURCE ACCOUNT MGA


This prospectus describes a group variable annuity contract, RiverSource Retirement Group Annuity Contract I, and the certificates issued thereunder. It is designed to fund employer group retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended (the Code). It contains important information that you should know before investing in the RiverSource Retirement Group Annuity Contract I.


Prospectuses are also available for:

- AllianceBernstein Variable Products Series Fund, Inc.

- American Century Variable Portfolios, Inc.


- BlackRock Variable Series Funds, Inc.


- Columbia Funds Variable Insurance Trust

- Columbia Funds Variable Series Trust II


- DWS Variable Series II


- Fidelity(R) Variable Insurance Products - Service Class 2

- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2




- Janus Aspen Series: Service Shares


- MFS(R) Variable Insurance Trust(SM)


- Morgan Stanley Universal Investment Funds (UIF)


- Neuberger Berman Advisers Management Trust

- Oppenheimer Variable Account Funds - Service Shares

- PIMCO Variable Investment Trust (VIT)

- Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

The contract and certificate described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract or certificate other than contained in this prospectus or the fund prospectuses.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and

--------------------------------------------------------------------------------

               RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS 1 fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the certificate we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue.

TABLE OF CONTENTS


KEY TERMS....................................    3
THE CONTRACT AND CERTIFICATE IN BRIEF........    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION..............   12
FINANCIAL STATEMENTS.........................   12
THE VARIABLE ACCOUNT AND THE FUNDS...........   12
GUARANTEE PERIOD ACCOUNTS (GPAS).............   14
THE FIXED ACCOUNT............................   15
ENROLLING UNDER THE CONTRACT.................   17
CHARGES......................................   20
VALUING YOUR INVESTMENT......................   21
MAKING THE MOST OF YOUR CERTIFICATE..........   22
SURRENDERS...................................   26
LOANS........................................   28
CHANGING OWNERSHIP...........................   30
BENEFITS IN CASE OF DEATH....................   30
THE ANNUITY PAYOUT PERIOD....................   32
TAXES........................................   33
VOTING RIGHTS................................   35
SUBSTITUTION OF INVESTMENTS..................   36
ABOUT THE SERVICE PROVIDERS..................   36
ADDITIONAL INFORMATION.......................   38
APPENDIX A: THE FUNDS........................   39
APPENDIX B: EXAMPLE - MARKET VALUE ADJUSTMENT
  (MVA)......................................   45
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION.....................   47





--------------------------------------------------------------------------------

 2  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

KEY TERMS

These terms can help you understand details about the contract and certificate.

ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

ANNUITANT, JOINT ANNUITANT: The participant named in each certificate on whose life or life expectancy the annuity payouts are based. A joint annuitant can be named by the participant on the annuitization start date.

ANNUITIZATION START DATE: The date when a participant's annuity payments begin according to the applicable annuity payment plan.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RETURN: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your certificate. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.

BENEFICIARY: The person a participant designates to receive benefits in case of a participant's death while the certificate is in force.

CERTIFICATE: The document issued to each participant under a contract describing the terms of the contract and the rights and benefits available to the participant.

CERTIFICATE ACCOUNT: An account established for each participant under the contract to maintain a record of payments, transactions and the value of each participant's investment.

CERTIFICATE ACCOUNT VALUE: The total value of a participant's certificate account at any point in time.

CERTIFICATE DATE: The date from which certificate anniversaries, certificate years, and certificate months are determined. It is the effective date of a participant's certificate account.

CERTIFICATE YEAR: A period of 12 months, starting on the certificate date and on each anniversary of the certificate date.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: The group flexible premium deferred variable annuity contract by and between RiverSource Life and the contract holder. The contract describes the terms of the annuity contract, the rights of the contract holder and the rights and benefits of the participants.

CONTRACT HOLDER (PLAN SPONSOR, EMPLOYER): The employer that owns this contract and has established and sponsors the Plan. The contract holder, as the employer, accommodates elective deferral contributions and nonelective contributions made by or on behalf of participants.

CONTRACT YEAR: A period of 12 months, starting on the date we issue the contract and each anniversary of that date.

ERISA: Employee Retirement Income Security Act of 1974, as amended, and regulations thereunder.

FIXED ACCOUNT: Our general account which includes the loan account and the Special DCA fixed account. Amounts allocated to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your certificate. Participant may allocate purchase payments into subaccounts investing in shares of any or all of these funds.


GOOD ORDER: We cannot process your transaction request relating to the contract and certificate until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order", your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of the participant, exactly as registered on the certificate, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.



--------------------------------------------------------------------------------

               RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  3

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer certificate value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

PARTICIPANT (YOU, YOUR): The person or persons for whom a certificate account is established under the plan as directed by the contract holder.

PLAN: The written plan document established by the contract holder which meets the requirements of Section 403(b) of the Code.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your certificate account. It is the certificate account value immediately prior to the surrender, minus any applicable charges and any loan amount, plus any positive or negative market value adjustment.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date.

If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


--------------------------------------------------------------------------------

 4  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

THE CONTRACT AND CERTIFICATE IN BRIEF

The contract described in this prospectus is designed as a funding vehicle for retirement plans under Section 403(b) of the Code. 403 (b) Plan annuity contracts, which are also referred to as Tax Sheltered Annuities (TSAs), provide for certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under the Code. The contract is an agreement between the contract holder (generally the employer authorized to hold retirement plan assets for the benefit of employees) and RiverSource Life. The contract is subject to the terms of the Plan to the extent that the terms of the plan are consistent with the terms of the contract. The contract holder may purchase the contract and participants may purchase certificates thereunder. Each participant in the Plan is issued a certificate evidencing the participant's interest in the contract and describing its benefits. The participant is an employee for whose benefit the employer remits purchase payments to us. The participant's rights are subject to any conditions and /or limitations imposed by the Plan.


PURPOSE: The purpose of the contract is to allow participants to accumulate money for retirement or a similar long-term goal by making purchase payments. You may allocate your purchase payments to the GPAs, Special DCA fixed account and/or subaccounts under the contract and listed in the certificate; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the certificate account. If the certificate account value goes to zero due to underlying fund's performance or deduction of fees, the certificate will no longer be in force and the certificate will terminate. Beginning at a specified time in the future called the annuitization start date, the certificate provides lifetime or other forms of payouts of your certificate account value after any market value adjustment (less any applicable premium tax, outstanding loan amount and/or other charges).


ENROLLING UNDER THE CONTRACT: There are many factors to consider carefully before you purchase a variable annuity. Variable annuities are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY. Some of the factors you may wish to consider include:

- Tax advantages: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. Because you are a participant in an annuity contract used to fund a tax-favored employer sponsored retirement arrangement, you should be aware that your certificate will not provide any necessary or additional tax deferral. Before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits (see "Taxes -- Required Minimum Distributions"). You should consult your tax advisor before you enroll under the contract for an explanation of the tax implications to you.

- Taxes: Generally, amounts contributed on a pretax basis are not taxed at the time of the contribution. Income earned on your certificate account also grows tax-deferred until you make surrenders or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the participant. (see "Taxes")

- How long you plan to keep your certificate account: variable annuities are not short-term liquid investments. Does the certificate meet your current and anticipated future needs for liquidity?

- The fees and expenses you will pay when buying, owning and surrendering money from the certificate account. We do not assess directly fees and expenses against the contract holder. The fees and expenses are assessed at the certificate level, which means that you, the participant, directly pay for the fees and expenses associated with investing in the contract. (see "Charges")

- Short-term trading: if you plan to manage your investment in the certificate account by frequent or short-term trading, this certificate is not suitable for you and you should not buy it. (see "Making the Most of The Contract and Certificate -- Transferring Among Accounts")

FREE LOOK PERIOD: You, as the participant, have the right to examine your certificate and cancel enrollment in the contract by returning your certificate to our agent or our corporate office within the 10 days after receiving it (or any longer period that is required by the state law). You will receive a full refund of the certificate account value. The valuation date will be the date your request is received at our corporate office. (For California residents, the valuation date will be the earlier of the date your certificate is returned to our agent or to our corporate office). We will not deduct any certificate charges or fees. However, you bear the investment risk from the time of purchase until you return the certificate and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among the:

- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at

--------------------------------------------------------------------------------

               RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS 5 the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "Guarantee Period Accounts (GPAs)")

- the Special DCA fixed account which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account, including restrictions on the amount you can allocate to this account and how long certificate account value can remain in this account. (see "The Fixed Account")


TRANSFERS: You currently may redistribute your certificate account value among the subaccounts without charge at any time until the annuitization start date, and once per certificate year after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account are not permitted. GPAs and the Special DCA fixed account are subject to special restrictions. (see "Making the Most of The Contract and
Certificate -- Transferring Among Accounts")


SURRENDERS: Any distribution from a certificate account will be treated as a surrender or partial surrender. Unless restricted by the Code or terms of the Plan, you may surrender all or part of your certificate account value, less any loan amount, at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to income taxes (including an IRS penalty for premature distribution from your certificate account) and may have other tax consequences. (see "Surrenders")

BENEFITS IN CASE OF DEATH: If you die before the annuitization start date, we will pay the beneficiary an amount at least equal to the certificate account value. (see "Benefits in Case of Death")

ANNUITY PAYOUTS: You can apply your certificate account value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the Special DCA fixed account are not available after the annuitization start date. (see "The Annuity Payout Period")


--------------------------------------------------------------------------------

 6  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING FROM THE CERTIFICATE.

THE FIRST TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE, NOT INCLUDING FUND FEES AND EXPENSES.

CERTIFICATE ADMINISTRATIVE CHARGE


ANNUAL CERTIFICATE ADMINISTRATIVE CHARGE                               MAXIMUM: $50     CURRENT: $0

ANNUAL CERTIFICATE ADMINISTRATIVE CHARGE IF YOUR CERTIFICATE           MAXIMUM: $20     CURRENT: $0
ACCOUNT VALUE EQUALS OR EXCEEDS $50,000

CERTIFICATE ADMINISTRATIVE CHARGE AT FULL SURRENDER                    MAXIMUM: $50     CURRENT: $0


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)


MORTALITY AND EXPENSE RISK FEE                                                     0.60%



ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE EACH FUND'S PROSPECTUS.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                2.16%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)





                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)        0.75%      0.25%    0.09%           --%          1.09%


American Century VP Value, Class II                               0.88       0.25       --            --           1.13


BlackRock Global Allocation V.I. Fund (Class III)                 0.64       0.25     0.26          0.02           1.17(1)


Columbia Variable Portfolio - Balanced Fund (Class 3)             0.64       0.13     0.16            --           0.93(2)


Columbia Variable Portfolio - Cash Management Fund (Class         0.33       0.25     0.14            --           0.72(2)
2)


Columbia Variable Portfolio - Diversified Bond Fund (Class        0.41       0.25     0.13            --           0.79
2)


Columbia Variable Portfolio - Diversified Equity Income           0.57       0.25     0.13            --           0.95
Fund (Class 2)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 2)       0.66       0.25     0.16          0.01           1.08


Columbia Variable Portfolio - Emerging Markets Opportunity        1.07       0.25     0.25            --           1.57(2)
Fund (Class 2)


Columbia Variable Portfolio - Global Bond Fund (Class 2)          0.55       0.25     0.16            --           0.96


Columbia Variable Portfolio - Global Inflation Protected          0.42       0.25     0.14            --           0.81
Securities Fund (Class 2)


Columbia Variable Portfolio - High Income Fund (Class 2)          0.63       0.25     0.15            --           1.03(2),(3)


Columbia Variable Portfolio - High Yield Bond Fund (Class         0.58       0.25     0.17            --           1.00(2)
2)




--------------------------------------------------------------------------------

               RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  7

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Columbia Variable Portfolio - Income Opportunities Fund           0.57%      0.25%    0.14%           --%          0.96%
(Class 2)


Columbia Variable Portfolio - International Opportunity           0.79       0.25     0.21            --           1.25
Fund (Class 2)


Columbia Variable Portfolio - Large Cap Growth Fund (Class        0.71       0.25     0.17            --           1.13(2)
2)


Columbia Variable Portfolio - Limited Duration Credit Fund        0.46       0.25     0.13            --           0.84(2)
(Class 2)


Columbia Variable Portfolio - Marsico International               1.02       0.25     0.20            --           1.47(2),(3)
Opportunities Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Growth Opportunity          0.76       0.25     0.17            --           1.18(2)
Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Value Opportunity           0.74       0.25     0.14            --           1.13
Fund (Class 2)


Columbia Variable Portfolio - S&P 500 Index Fund (Class 3)        0.10       0.13     0.27            --           0.50


Columbia Variable Portfolio - Select Large-Cap Value Fund         0.71       0.25     0.26            --           1.22(2)
(Class 2)


Columbia Variable Portfolio - Select Smaller-Cap Value Fund       0.79       0.25     0.19            --           1.23(2)
(Class 2)


Columbia Variable Portfolio - Short Duration U.S.                 0.36       0.25     0.15            --           0.76
Government Fund (Class 2)


Columbia Variable Portfolio - Strategic Income Fund (Class        0.60       0.25     0.07            --           0.92(4)
2)


DWS Alternative Asset Allocation VIP, Class B                     0.27       0.25     0.34          1.30           2.16(5)


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2           0.56       0.25     0.09            --           0.90


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                 0.56       0.25     0.10            --           0.91


FTVIPT Franklin Small Cap Value Securities Fund - Class 2         0.50       0.25     0.16          0.01           0.92


FTVIPT Mutual Shares Securities Fund - Class 2                    0.60       0.25     0.13            --           0.98


Janus Aspen Series Janus Portfolio: Service Shares                0.56       0.25     0.07            --           0.88


Janus Aspen Series Moderate Allocation Portfolio: Service         0.05       0.25     0.47          0.73           1.50(6)
Shares


MFS(R) Utilities Series - Service Class                           0.73       0.25     0.08            --           1.06


Morgan Stanley UIF Mid Cap Growth Portfolio, Class II             0.75       0.35     0.30            --           1.40(7)
Shares


Neuberger Berman Advisers Management Trust Socially               0.85       0.25     0.21            --           1.31(8)
Responsive Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares             0.63       0.25     0.13            --           1.01


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA,              0.69       0.25     0.14            --           1.08(9)
Service Shares


PIMCO VIT All Asset Portfolio, Advisor Share Class                0.43       0.25       --          0.74           1.42(10)


PIMCO VIT Global Multi-Asset Portfolio, Advisor Class             0.95       0.25       --          0.51           1.71(11)


Variable Portfolio - Aggressive Portfolio (Class 2)                 --       0.25     0.02          0.79           1.06


Variable Portfolio - American Century Diversified Bond Fund       0.46       0.25     0.13            --           0.84
(Class 2)


Variable Portfolio - American Century Growth Fund (Class 2)       0.63       0.25     0.12            --           1.00


Variable Portfolio - Columbia Wanger International Equities       0.92       0.25     0.21            --           1.38(12)
Fund (Class 2)


Variable Portfolio - Columbia Wanger U.S. Equities Fund           0.86       0.25     0.14            --           1.25(12)
(Class 2)


Variable Portfolio - Conservative Portfolio (Class 2)               --       0.25     0.02          0.61           0.88


Variable Portfolio - Davis New York Venture Fund (Class 2)        0.71       0.25     0.13            --           1.09(12)


Variable Portfolio - DFA International Value Fund (Class 2)       0.84       0.25     0.17            --           1.26(12)


Variable Portfolio - Eaton Vance Floating-Rate Income Fund        0.63       0.25     0.16            --           1.04(12)
(Class 2)


Variable Portfolio - Goldman Sachs Mid Cap Value Fund             0.77       0.25     0.13            --           1.15(12)
(Class 2)


Variable Portfolio - Invesco International Growth Fund            0.83       0.25     0.16            --           1.24
(Class 2)


Variable Portfolio - J.P. Morgan Core Bond Fund (Class 2)         0.47       0.25     0.13            --           0.85


Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2)       0.75       0.25     0.13            --           1.13(12)


Variable Portfolio - Marsico Growth Fund (Class 2)                0.63       0.25     0.13            --           1.01


Variable Portfolio - MFS Value Fund (Class 2)                     0.63       0.25     0.12            --           1.00


Variable Portfolio - Moderate Portfolio (Class 2)                   --       0.25     0.02          0.71           0.98


Variable Portfolio - Moderately Aggressive Portfolio (Class         --       0.25     0.02          0.75           1.02
2)


Variable Portfolio - Moderately Conservative Portfolio              --       0.25     0.02          0.66           0.93
(Class 2)




--------------------------------------------------------------------------------
 8  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Variable Portfolio - Morgan Stanley Global Real Estate Fund       0.85%      0.25%    0.16%           --%          1.26%(12)
(Class 2)


Variable Portfolio - NFJ Dividend Value Fund (Class 2)            0.63       0.25     0.12            --           1.00


Variable Portfolio - Nuveen Winslow Large Cap Growth Fund         0.63       0.25     0.12            --           1.00
(Class 2)


Variable Portfolio - Partners Small Cap Growth Fund (Class        0.87       0.25     0.16            --           1.28(12)
2)


Variable Portfolio - Partners Small Cap Value Fund (Class         0.91       0.25     0.15          0.02           1.33(12)
2)


Variable Portfolio - PIMCO Mortgage-Backed Securities Fund        0.48       0.25     0.15            --           0.88
(Class 2)


Variable Portfolio - Pyramis(R) International Equity Fund         0.85       0.25     0.17            --           1.27(12)
(Class 2)


Variable Portfolio - Wells Fargo Short Duration Government        0.47       0.25     0.13            --           0.85
Fund (Class 2)


Wells Fargo Advantage VT Opportunity Fund - Class 2               0.65       0.25     0.17            --           1.07(13)


Wells Fargo Advantage VT Small Cap Growth Fund - Class 2          0.75       0.25     0.20          0.01           1.21





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Other expenses have been restated to reflect current fees. The sub-adviser has voluntarily agreed to waive 0.14% of the sub-advisory fee and such voluntary waiver can be reduced or discontinued at any time at the sole and exclusive discretion of the sub-adviser. After fee waivers, net expenses would be 1.03%.


 (2) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.71% for Columbia Variable
     Portfolio - Cash Management Fund (Class 2), 1.51% for Columbia Variable Portfolio - Emerging Markets Opportunity Fund (Class 2), 0.97% for Columbia Variable Portfolio - High Income Fund (Class 2), 0.97% for Columbia Variable Portfolio - High Yield Bond Fund (Class 2), 1.04% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 2), 0.78% for Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2), 1.44% for Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2), 1.13% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 2), 1.05% for Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 2) and 1.18% for Columbia Variable
     Portfolio - Select Smaller-Cap Value Fund (Class 2).


 (3) Other expenses have been restated to reflect contractual changes to certain other fees.


 (4) Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates. Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.


 (5) Through September 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). Effective October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.62%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). These agreements may only be terminated with the consent of the fund's Board.


 (6) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees. After fee waivers, net expenses would be 1.37%.


 (7) The Portfolios' Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee paid to each Portfolios Distributor, Morgan Stanley Distribution, Inc.), will not exceed 1.15%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.


 (8) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.17% of the average daily net asset value. The expense limitation arrangement for the Portfolio's are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation.


 (9) The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%.


(10) PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.345%.


(11) PIMCO has contractually agreed, through May 1, 2013, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative


--------------------------------------------------------------------------------
               RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS 9 services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio II Ltd. (the "GMA Subsidiary") to PIMCO. The GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the GMA Subsidiary is in place. After fee waivers, net expenses would be 1.25%.


(12) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.25% for Variable
     Portfolio - Columbia Wanger International Equities Fund (Class 2), 1.21% for Variable Portfolio - Columbia Wanger U.S. Equities Fund (Class 2), 1.03% for Variable Portfolio - Davis New York Venture Fund (Class 2), 1.16% for Variable Portfolio - DFA International Value Fund (Class 2), 0.97% for Variable Portfolio - Eaton Vance Floating-Rate Income Fund (Class 2), 1.11% for Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 2), 1.07% for Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2), 1.14% for Variable Portfolio - Morgan Stanley Global Real Estate Fund (Class 2), 1.22% for Variable Portfolio - Partners Small Cap Growth Fund (Class 2), 1.16% for Variable Portfolio - Partners Small Cap Value Fund (Class 2) and 1.25% for Variable Portfolio - Pyramis(R) International Equity Fund (Class
     2).


(13) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.



--------------------------------------------------------------------------------
 10  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A CERTIFICATE ACCOUNT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CERTIFICATE ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CERTIFICATE ACCOUNT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of certificate features and benefits and the maximum fees and expenses of any of the funds(1). Although your actual costs may be lower, based on these assumptions your costs would be:



                                                                               IF YOU DO NOT SURRENDER YOUR CERTIFICATE
                                                                              ACCOUNT OR IF YOU SELECT AN ANNUITY PAYOUT
                      IF YOU SURRENDER YOUR CERTIFICATE ACCOUNT AT                               PLAN
                         THE END OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR      3 YEARS      5 YEARS      10 YEARS         1 YEAR      3 YEARS      5 YEARS      10 YEARS

                      $333        $1,013       $1,713       $3,555           $333        $1,013       $1,713       $3,555



MINIMUM EXPENSES. These examples assume the least expensive combination of certificate features and benefits and the minimum fees and expenses of any of the funds(2). Although your actual costs may be higher, based on these assumptions your costs would be:



                                                                           IF YOU DO NOT SURRENDER YOUR CERTIFICATE ACCOUNT
                      IF YOU SURRENDER YOUR CERTIFICATE ACCOUNT                OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:               AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS          1 YEAR       3 YEARS       5 YEARS       10 YEARS

                      $113        $352        $609       $1,346            $113          $352          $609         $1,346



(1) In these examples, the certificate administrative charge is $50.
(2) In these examples, the certificate administrative charge is $0.


THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN IF YOU ALLOCATE CERTIFICATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.



--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  11

CONDENSED FINANCIAL INFORMATION

As of the date of this prospectus, no certificates had been issued. Therefore, we have not provided any condensed financial information.

FINANCIAL STATEMENTS

You can find our audited financial statements in the SAI. The SAI does not include audited financial statements for divisions which are comprised of subaccounts, because they are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the participant will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying the contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

--------------------------------------------------------------------------------

 12 RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the certificate charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund. The contract holder has the right to limit the investment options available under the contract,

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

 Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or certificate account value to a subaccount that invests in a particular fund (see "About the Service Providers").

 The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the certificate (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate certificate account value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts and certificates.

  - Granting access to our employees whose job it is to promote sales of the contracts/certificates by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts/certificates including promoting the funds available under the contracts/ certificates to prospective and existing contract holders and participants, authorized selling firms and financial advisors.

  - Providing sub-transfer agency and shareholder servicing to contract holders and participants.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts/certificates.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract holders and participants, including education of contract holders and participants, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  13

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts/certificate accounts in some states.

Currently, you may allocate purchase payments and/or certificate account value to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after the annuitization start date.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;


--------------------------------------------------------------------------------

 14  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;

- Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to certificate account value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the certificate account value from the specified GPA to a GPA of another length, transfer the certificate account value from the specified GPA to any of the subaccounts, or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the certificate account value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the money market or cash management variable subaccount we designate.

We guarantee the certificate account value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer certificate account value from a GPA or you elect an annuity payout plan while you have certificate account value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to amounts deducted for fees and charges.

Amounts we pay as death claims will not be reduced by any MVA.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For an example, see Appendix B.

THE FIXED ACCOUNT

Amounts allocated to the fixed account become part of our general account. The fixed account includes the Special DCA fixed account and the loan account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued

--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS 15 claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account; however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer certificate account value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use any GPA as a destination for the Special DCA monthly transfer.

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the annual effective rate we apply on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher. We reserve the right to declare different annual effective rates:

- for the Special DCA fixed account; and

- for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the Special DCA fixed account for a six month term;

- the Special DCA fixed account for a twelve month term;

- the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the GPAs.

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account in accordance with your investment instructions to us to the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of the Contract and Certificate -- Automated Dollar-Cost Averaging."

THE LOAN ACCOUNT
On the date your loan is processed, the loan amount is subtracted pro rata from all accounts in which you are invested, except the Special DCA fixed account and GPAs, and transferred to a loan account.


--------------------------------------------------------------------------------

 16  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

The loan account will earn interest daily. The current crediting rate will never be less than the fixed account minimum interest rate

You may not make exchanges from the certificate account or plan to plan transfers from the loan account until after repayment of the loan balance. For more information about loans and loan account, see "Loans".

ENROLLING UNDER THE CONTRACT

Only employers with retirement plans qualified for tax favored treatment under section 403(b) of the Code may be issued a contract.

To enroll under the contract, you need to fill out an enrollment form and send it along with your initial purchase payment to our corporate office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your certificate or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You cannot own a certificate in joint tenancy. You can enroll if you are 90 or younger.

When you enroll, you may select (if available in your state):

- GPAs, subaccounts and/or the Special DCA fixed account in which you want to invest;

- how you want to make purchase payments;

- a beneficiary.

The certificate provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the Special DCA fixed account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the Special DCA fixed account. We reserve the right to limit purchase payment allocations to the Special DCA fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot terminate automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term. (See "Purchase Payments.")

If your enrollment form is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our corporate office. If we accept your enrollment form, we will send you a certificate. If your enrollment form is not complete, you must give us the information to complete it within five business days. If we cannot accept your enrollment form within five business days, we will decline it and return any payment unless you specifically ask us to keep the payment and apply it once your enrollment form is complete.

We may discontinue enrolling new participants into the contract. In that case, we will notify the contract holder that no new participants will be enrolled under the contract on and after a specified date not earlier than 60 days after the date of the notice,

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


Unless you may make regular payments to your certificate account under a scheduled payment plan, you must make an initial purchase payment of $2,000 (see "Enrolling under the Contract -- Purchase Payments"). To begin a scheduled payment plan, you should contact the contract holder who will provide applicable forms. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan payments at any time.


THE ANNUITIZATION START DATE
Annuity payouts begin on the annuitization start date. This means that the certificate account value, after market value adjustment of any GPAs, if applicable, will be annuitized or converted to a stream of monthly payments. If your certificate is annuitized, the certificate goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your certificate account value. This means that the death benefit will end. When we process your enrollment form, we will establish the annuitization start date to be the maximum age (or certificate anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

- no earlier than the 30th day after the certificate date; and no later than


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  17

- your 95th birthday or the tenth certificate anniversary, if later,

- or such other date as agreed to by us.

Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your certificate beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

If you do not make an election, annuity payouts using the certificate's default option of annuity payout Plan B -- Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as you live. If you do not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made.

If tax laws require that you take distributions from your annuity prior to your new annuitization start date, your certificate will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the certificate is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of the contract and certificate will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payments are payments made by you or on your behalf for the benefits described in the certificate. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract and Plan. If we do not receive your initial purchase payment within 180 days from the enrollment signed date, we will consider your certificate void from the start.


MINIMUM INITIAL PURCHASE PAYMENTS*:            $2,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS*:
  If paying by installments under a group
     bill:                                     $25.00
  If paying by any other method:               $50.00




MAXIMUM TOTAL PURCHASE PAYMENTS** (without corporate office approval) based on your age on the effective date of the payment:


For the first year and
  total:
through age 85             $1,000,000
for ages 86 to 90          $100,000
age 91 or older            $0

For each subsequent year:
through age 85             $100,000
for ages 86 to 90          $50,000
age 91 or older            $0



* If a group billing arrangement is set up through your employer, the minimum initial and minimum additional purchase payments is $25.00.



** These limits apply in total to all RiverSource Life annuities you own unless a higher amount applies to your certificate account. We reserve the right to waive or increase the maximum limit. The Code's limits on annual contributions also apply.


Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


--------------------------------------------------------------------------------

 18  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

 2 BY SCHEDULED PAYMENT PLAN

We can help the contract holder set up an automatic salary reduction agreement.

CONTRIBUTIONS TO YOUR CERTIFICATE ACCOUNT
There are three ways to make contributions to your certificate account:

  - annual contributions made through the contract holder payroll;

  - with the Plan approval, a rollover from another eligible retirement plan; or

  - with the Plan approval, a plan to plan transfer or exchange under the same 403(b) plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE CONTRACT HOLDER PAYROLl
Annual contributions made through the contract holder payroll are made as elective deferral contributions and nonelective contributions, subject to the applicable annual contribution limits.

- ELECTIVE DEFERRAL CONTRIBUTIONS: are the aggregate of amounts you or the contract holder, acting on your behalf, contribute to an elective deferral plan under any salary reduction agreement that conforms with the Code ("pre-tax contributions").

- NONELECTIVE CONTRIBUTIONS: are any contributions made by the contract holder on your behalf (or to other 403(b) funding instruments authorized under the Plan) that do not qualify as elective deferral contributions. Any corrective contributions made by the contract holder as part of a voluntary compliance program will not be a nonelective contribution unless specifically identified as such as part of the correction process.

You may not make elective deferral contributions to the certificate account which, when added to contributions that are made by you or on your behalf to any other salary reduction arrangement, exceed the annual contribution limitations imposed by the Code for each calendar year. If the Plan permits, this annual limit may be increased, however, if you are eligible for the special "catch up" limitations under the Code for participants that are age 50 or older and the special limits applicable for certain employees with long term service with the employer, subject to the IRS rules. For any participant, the sum of elective deferral contributions and nonelective contributions, if any, made during any year cannot exceed the limitations of the Code. If the Plan uses a plan year other than the calendar year, then the limitations under the Code shall apply to contributions made during the plan year as defined under the Plan. We are not responsible for tracking those limits.

The limitations on contributions described in this provision shall not apply with respect to any purchase payment that qualifies as an eligible rollover distribution, as defined in the Code, from another eligible retirement plan as defined in the Code, or that is a plan to plan transfer of assets to your certificate account, or that is an exchange of contracts under applicable IRS guidance.

EXCESS DEFERRALS AND EXCESS CONTRIBUTIONS: Excess elective deferral contributions may be removed from your certificate account by April 15th of the calendar year following the year in which the excess elective deferral contribution occurred, provided that you or the contract holder notify us of the excess no later than the March 31st immediately preceding such date. In the absence of such notice, we are not required to return any such excess to you. We may distribute these amounts at any time. To the extent that the IRS permits alternative corrections for excess nonelective contributions, such amounts may be corrected in accordance with permitted correction methodology and with the Plan. Notwithstanding the preceding, nothing in the contract or the certificate shall prohibit us from making corrective distributions in accordance with the contract holder's efforts to satisfy voluntary compliance programs established by the IRS to comply with 403(b) plan requirements.

VESTING: Elective deferral contributions are always fully vested and nonforfeitable. Nonelective contributions are generally fully vested and nonforfeitable; however, the terms of the Plan may impose a vesting schedule on nonelective contributions and, in such instance, your vesting rights in the certificate account will be determined in accordance with the Plan.

If we accept unvested nonelective contributions, such unvested amounts shall be treated as if held in a separate account from your vested contributions in the certificate account solely for purposes of complying with the final IRS regulations applicable to such contributions to an annuity contract. The portion of the certificate account that is vested and the portion of the certificate account that is unvested are treated as separate certificate accounts.

ROLLOVER CONTRIBUTIONS INTO CERTIFICATE ACCOUNTS
A rollover is a contribution by you from an eligible retirement plan that qualifies as an eligible rollover distribution under the Code. A rollover may also be made by means of a direct rollover. A direct rollover is a rollover in which the proceeds of a distribution from another eligible retirement plan are made directly into your certificate account and are not paid, in cash or in kind, to you.


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  19

The certificate account may accept rollovers from any eligible retirement plan as defined in the Code to the extent it can accommodate such rollovers in accordance with applicable requirements.

PLAN TO PLAN TRANSFERS TO CERTIFICATE ACCOUNTS
If permitted by the Plan, the certificate account may accept a plan to plan transfer of your interest in a 403(b) annuity contract and/or 403(b)(7) custodial account issued to you under another employer's 403(b) plan only if:

a. the other 403(b) plan permits plan-to-plan transfers; and

b. you are an employee or former employee of the contract holder and covered by the Plan under which the contract was issued; and

c. your accumulated benefit immediately after the transfer is at least equal to your accumulated benefit immediately before the transfer, without regard to normal contract fees, charges and expenses; and

d. the amount transferred into the certificate account must remain subject to distribution restrictions no less stringent than imposed by the transferring contract.

We may require any documentation from the other 403(b) plan as we deem necessary to process the transfer in accordance with applicable IRS guidance and to confirm that the other plan is a plan that satisfies section 403(b) of the Code.

CONTRACT EXCHANGES TO CERTIFICATE ACCOUNTS
If permitted by the Plan, the certificate account may accept an exchange of 403(b) contracts and/or 403(b)(7) custodial accounts. Any such exchange is permitted only if:

a. the accumulated benefit of the certificate account immediately after the exchange is at least equal to the accumulated benefit of your 403(b) contract or 403(b)(7) custodial account immediately before the exchange; and

b. the certificate account remains subject to distribution restrictions no less stringent than those imposed by the 403(b) contract or 403(b)(7) custodial account sending the exchange; and

c. either we are included as an authorized 403(b) product provider under the Plan or we and the contract holder enter into an agreement to share information for 403(b) compliance purposes, including, but not limited to information on employment status, hardship distributions, loans, distributions, transfers and exchanges and contributions made to other authorized 403(b) product providers.

MISTAKEN CONTRIBUTIONS: If any amount is contributed into a certificate account under the Plan by a good faith mistake of fact, the mistaken contribution will be voided from the start and refunded to the party that made the contribution if a request is made by you, the contract holder or the administrator of the Plan and such request is received within one year after receipt of the mistaken contribution.

NONDISCRIMINATION REQUIREMENTS: Purchase payments made by you or on your behalf into the Plan are subject to the applicable nondiscrimination requirements of the Code. Amounts contributed for you that cause the 403(b) Plan to fail to satisfy such requirements may be refunded to you or to the contract holder, as appropriate, in accordance with the Plan and IRS guidance.

DISCONTINUANCE OF PURCHASE PAYMENTS UNDER THE CONTRACT: We reserve the right to discontinue accepting additional purchase payments after 60 days written notice. In all other respects the certificate account will continue to operate according to terms described in this certificate.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a participant's access to certificate account values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CERTIFICATE ADMINISTRATIVE CHARGE
We may charge a fee for establishing and maintaining our records for each certificate account. Currently, we do not impose this charge but we reserve the right to apply this charge to new participants in the future.

We also reserve the right to institute this charge after the first contract anniversary to a maximum of $50 for all participants. We would waive this charge when your certificate account value is $50,000 or more on the current contract anniversary. We

--------------------------------------------------------------------------------

 20 RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS reserve the right to charge up to $20 after the first certificate anniversary for participants with certificate account values of $50,000 or more.

If you take a full surrender of your certificate account, we will deduct the full certificate administrative charge, if any, at the time of full surrender regardless of the certificate account value.

The charge would not apply to the amount applied to an annuity payment plan or to a participant's death benefit.


MORTALITY AND EXPENSE RISK FEE


We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 0.60% of the subaccounts' average daily net assets on an annual basis. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees for a participant after the certificate is issued.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract and described in the certificate, no matter how long a specific participant or annuitant lives and no matter how long our entire group of participants or annuitants live. If, as a group, participants or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the certificate administrative charge more than $50 per certificate account and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may reduce or eliminate certain charges such as the certificate administrative charges.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your certificate.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

- the sum of your purchase payments and transfer amounts allocated to the GPA;

- plus interest credited;

- minus the sum of amounts surrendered and amounts transferred out; and

- minus any prorated portion of the certificate administrative charge.

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments allocated to the Special DCA fixed account;

- the sum of amounts allocated to the loan account;

- plus interest credited;


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  21

- minus the sum of amounts surrendered and amounts transferred out; and

- minus any prorated portion of any certificate administrative charge.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your certificate account for that subaccount. Conversely, we subtract a certain number of accumulation units from your certificate account each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a certificate administrative charge, if applicable.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial surrenders;

and a deduction of a prorated portion of the certificate administrative charge.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and/or

- mortality and expense risk fees.

MAKING THE MOST OF THE CONTRACT AND CERTIFICATE

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals).

For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others. You may not set up automated transfers to or from the GPAs or to the Special DCA fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


--------------------------------------------------------------------------------

 22  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low                         May        100            16           6.25

                                                     June       100            18           5.56

                                                     July       100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high                                 Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

Subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account. See the "Special DCA Fixed Account" section in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your certificate account value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your certificate account value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The certificate account value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your certificate account value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Asset rebalancing is available for use with the Special DCA fixed account (see "Special DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account, as you may choose.

TRANSFERRING AMONG ACCOUNTS
You may transfer certificate account value from any one subaccount, GPAs and the Special DCA fixed account, to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs. You may not transfer certificate account value to the Special DCA fixed account. You may not transfer certificate account value from the Special DCA fixed account except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  23

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before the annuitization start date, you may transfer certificate account values between the subaccounts, or from the subaccounts to the GPAs at any time.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of certificate account value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not transfer certificate account values from the subaccounts or the GPAs into the Special DCA fixed account. However, you may transfer certificate account values as automated monthly transfers from the Special DCA fixed account to the subaccounts. (See "Special DCA Fixed Account.")

- After the annuitization start date, you may not make transfers to or from the GPAs or from the Special DCA fixed account, but you may make transfers once per certificate year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all certificate account value out of your GPAs and Special DCA fixed account.

MARKET TIMING
Market timing can reduce the value of your investment in the certificate account. If market timing causes the returns of an underlying fund to suffer, certificate account value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT ENROLL UNDER A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.


--------------------------------------------------------------------------------

 24  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CERTIFICATE ACCOUNT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a participant who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your certificate account and the terms of the contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all participants uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower certificate account values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CERTIFICATE ACCOUNT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CERTIFICATE ACCOUNT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CERTIFICATE ACCOUNT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CERTIFICATE ACCOUNT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CERTIFICATE ACCOUNT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make within the certificate account, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.


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              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  25

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract and listed in the certificate may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or surrenders: $250 or entire account balance**

MAXIMUM AMOUNT
Transfers or surrenders: Certificate account value or entire account balance

   * Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
  ** The certificate account value after a partial surrender must be at least the loan balance, if any, plus $500.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or GPAs or automated partial surrenders from the GPAs, Special DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

MINIMUM AMOUNT
Transfers or surrenders: $50

MAXIMUM AMOUNT
Transfers or surrenders: None

SURRENDERS

SURRENDERS OF CERTIFICATE ACCOUNT VALUES:
Any distribution from a certificate account will be treated as a surrender or partial surrender. Your certificate account value may only be surrendered under certain circumstances (see "Surrender Restrictions"). However, if not restricted by the Code or the Plan, you may surrender all or part of your certificate account at any time before the annuitization start date by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the

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 26  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS
certificate. You may have to pay a certificate administrative charge, if applicable (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after the annuitization start date except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take from the certificate account will reduce your certificate account value. As a result, the value of your death benefit will be reduced.


In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of death benefits (see "Taxes -- Required Minimum Distributions").

SURRENDER OF THE CONTRACT:
Subject to certain rules, the contract holder may surrender the contract for the full surrender value of all certificate accounts to be paid to the participants. The contract holder must send us a written request, or other method agreed to by us, while the contract remains in force. We will process a surrender request on the valuation date we receive it. If we receive a surrender request in good order at our corporate office before the close of business, we will process a surrender using the accumulation unit value we calculate on the valuation date we received a surrender request. If we receive a surrender request at our corporate office at or after the close of business, we will process a surrender using the accumulation unit value we calculate on the next valuation date after we received a surrender request. If a participant dies following a surrender request, payment will be made to the participant's estate. Any amounts surrendered, including any related charges, cannot be repaid. Upon surrender for the full surrender value of all participants' certificate accounts, the contract will terminate. We may require that the contract holder return the contract to us before we pay the full surrender value.

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender money from all your subaccounts, GPAs and/or the Special DCA fixed account, in the same proportion as your value in each account correlates to your total certificate account value less amounts in the loan account, unless requested otherwise. The minimum certificate account value after partial surrender must be at least the loan balance, if any, plus $500.

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as the certificate account; and

- pre-authorization required.

Normally, we will send the payment within seven days after receiving a certificate or contract surrender request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

SURRENDER RESTRICTIONS
SURRENDER RESTRICTIONS BEFORE AGE 59 1/2

The Code imposes certain restrictions on your right to receive early distributions from your certificate account. Except for amounts held in the certificate on behalf of participants on December 31, 1988, no amounts may be distributed from the certificate accounts unless one or more of the following conditions has been satisfied:

a. You have attained age 59 1/2;

b. You are disabled;

c. Your death has occurred;


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              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  27

d. You have severed employment with the contract holder; or

e. if permitted under the Plan, elective deferral contributions may be surrendered if you have satisfied the requirements for a financial hardship as defined in the Code.

If permitted by the Plan, multiple distributions can be taken under these rules.

FINANCIAL HARDSHIP DISTRIBUTIONS
If the Plan has established independent criteria for financial hardship distributions, then any financial hardship distributions made from the certificate account under the Plan shall adhere to the rules set forth in the Plan, subject to the approval of the contract holder or the Plan administrator. If the Plan has not established independent criteria for financial hardship distributions, then, in the event of a financial hardship that satisfies the requirements of the Code, you may receive a distribution of only elective deferral contributions. Certificate account distributions of nonelective contributions and/or earnings on your contributions are not permitted for financial hardships.

No hardship distribution is permitted from the certificate account unless the "safe harbor" standards with respect to establishing an immediate and heavy financial need are satisfied. For purposes of satisfying the lack of other resources requirement, any method acceptable under the IRS rules is permitted, however, you must suspend elective deferrals to any plan sponsored by the contract holder for a period of six months following the date of the hardship distribution. We will notify the contract holder of any hardship distributions made to you.

DIRECT ROLLOVER DISTRIBUTIONS
Notwithstanding any other provision of this contract, a distributee may elect to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

If provided in the Plan and if allowed by us, a direct rollover of amounts in a 403(b) account may be made to a designated 403(b) Roth account of a 403(b) annuity/403(b)(7) custodial account or a Roth IRA.

For purposes of this section, a "Distributee" is any participant (or former participant) entitled to receive a distribution from a certificate account under this contract, a surviving spousal beneficiary and any spouse or former spouse that qualifies as an alternate payee.

In addition, a nonspouse beneficiary may make a direct rollover of all or any portion of an eligible rollover distribution to a new inherited IRA contract only. No other rollover options are available to a beneficiary who is not a spouse.

RESTRICTIONS ON TEXAS OPTIONAL RETIREMENT PROGRAM
You cannot receive distributions before the annuitization start date unless you become totally disabled or end your employment at a Texas college or university. This restriction means that loans are not available and affects your right to:

- surrender all or part of your certificate account at any time; and

- move up your annuitization start date.

If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

LOANS

If permitted by the Plan and if allowed by us, you may take loans from your certificate account in accordance with the terms and conditions set forth in your Plan. Any certificate account loan is subject to the requirements of
Section 72(p) of the Code and applicable regulations in addition to any terms and conditions that the Plan may impose. You should consult a tax advisor before taking a loan.

You may have only one loan outstanding at any time. You must complete a loan application and sign a loan agreement. No actual distributions to repay loans shall be made which would be in violation of the Code. We reserve the right to specify a minimum loan amount, even if the Plan has not established a minimum. Currently, the minimum loan amount is $500. The maximum amount of a certificate account loan cannot exceed the surrender value of the certificate account and shall not exceed the least of:

- the maximum amount permitted by the Plan, if applicable;

- fifty percent (50%) of your certificate account value; or

- $50,000 minus the highest outstanding balance of your loans from any plans the contract holder sponsors during the year prior to the loan effective date, and

- your certificate account value minus the value of any Special DCA fixed account and any GPA.


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 28  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

On the annuitization start date, any certificate account loan shall become immediately due and payable in full and, if not repaid, the loan balance will be treated as a partial surrender and will be reported as taxable to you. An active loan may be prepaid in whole at any time. If a certificate account is surrendered while a loan is outstanding, the certificate account's surrender value will be reduced by the loan balance. Unless the certificate account is continued as provided by the spouse's option to maintain certificate account provision, the loan balance and any applicable charges due at the time of your death, will be deducted from the death benefit's proceeds prior to making payment to your beneficiaries.

While you have an outstanding certificate account loan, the following transactions may not be permitted under the contract and described in the certificate:

- exchanges from the certificate account,

- plan to plan transfers, and

- additional loans.

Loans may also be subject to additional limitations or restrictions under the terms of the Plan. Loans permitted under this contract and described in the certificate may still be taxable in whole or in part if you have additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based solely on the information provided to us by Plan sponsor or you, in writing.

LOAN ACCOUNT
Loans shall be secured, to the extent necessary to adequately collateralize the loan, by your vested interest in the certificate account. The certificate account will be the sole security for the loan. At the time a loan is taken, the loan amount is subtracted pro rata from all accounts in which you invested, but not Special DCA fixed account and any GPA, and transferred to a loan account.

The loan account will earn interest daily. The current crediting rate will never be less than the fixed account minimum interest rate.

LOAN BALANCE
At any point in time, your loan balance will be the principal amount owed plus unpaid accrued interest charges. Loans will be made at an interest rate determined by us at the time the loan is taken and will be fixed for the life of the loan. The maximum interest rate for loans will not exceed 8%.

LOAN PAYMENTS
Loans must be repaid in substantially equal payments, not less frequently than quarterly unless paid in full. Loans must be repaid within a maximum of 5 years. If permitted by us and the Plan, loans used to construct or purchase your principal residence may be extended for longer periods, but not to exceed 30 years. Loan payments will consist of principal and accrued interest charges and will be applied first to interest charges. The payment amounts are set forth at the time the loan is taken. Any excess payment reduces the loan balance and shortens the length of the loan. It does not change future payment amounts.

On the date of each loan payment:

1. your loan balance is reduced by the amount of the loan payment, and

2. a transfer is made from your loan account to all accounts in which you invest according to existing purchase payment allocations, but not any Special DCA fixed account or GPAs. The amount to be transferred is determined by subtracting the loan balance after the loan payment from the loan account prior to the loan payment (but not less than zero).

MILITARY SERVICE

If we are notified in advance, loan payments can be delayed during time of service. Interest charges on your loan balance will continue to accrue. Payments continue after service ends, and the maturity date of the loan is extended. Payment amounts may be recalculated.

LEAVE OF ABSENCE
If we are notified in advance, loan payments can be delayed during qualified leaves. Interest charges on the loan balance will continue to accrue. Payments continue after the leave ends, however, the maturity date of the loan does not change. Payment amounts may be recalculated.

LOAN DEFAULTS
Unless a different grace period is provided for in the Plan, a grace period of at least 30 days will be available for loan payments under the terms of the loan agreement. If a loan payment is not made by the end of the applicable grace period, your loan balance will be in default.


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              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  29

If you are eligible for distributions from the certificate account, the loan is canceled. The loan balance will be treated as a partial surrender to pay off the loan. The partial surrender will first be deducted from your loan account followed by any remainder deducted pro rata from all accounts in which you are invested. The partial surrender will be reported as taxable to you.

If you are not eligible for distributions from the certificate account, the loan is considered a deemed distribution at that time in order to secure the loan to the extent necessary to adequately collateralize the loan. The difference between your loan balance and your loan account is transferred pro rata from all accounts in which you are invested, but not any Special DCA fixed account or GPAs, to your loan account. Transfers will be made from Special DCA fixed accounts and GPAs if insufficient amounts are available from other accounts in which you are invested. Additional interest on the loan account will continue to accrue and will be credited only if the loan is repaid. The loan balance will be reported as taxable to you. Additional interest owed on the loan balance will continue to accrue for repayment purposes only. The loan account and loan balance remain in the certificate account until one of the following occurs.

1. The loan balance, as of the date the loan was deemed distributed, is treated as a partial surrender of the certificate account in these circumstances:

  - you are eligible for distributions from the certificate account. This will occur automatically if your eligibility is based on your age.

  - on the annuitization start date,

  - a full surrender of the certificate account,

  - a rollover into another eligible retirement plan, or

  - upon your death.

  The loan account and loan balance will be zero.

2. You repay the full amount of the loan balance. On the date of repayment, the loan account, plus credited interest on the loan account since the date the loan was deemed, is then transferred to all accounts in which you are investing according to existing purchase payment allocations, but not any Special DCA fixed account or GPAs. After such repayment, the loan account and loan balance will be zero.

  If we agree, loan balance repayments may be made for less than the full amount.

You may not take another loan until the loan balance is repaid or deducted from your certificate account value.

For more information on loans, consult your loan agreement.

CHANGING OWNERSHIP

You may not sell, assign, transfer, discount or pledge the contract and related certificate as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. Your vested rights under the contract and described in the certificate are nonforfeitable.

BENEFITS IN CASE OF DEATH


We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date with a certificate account value greater than zero.


If you are age 79 or younger on the date we issue the certificate, the beneficiary receives the greater of:


- the certificate account value, minus any loan balance; or


- the Return of Purchase Payments (ROPP) value, minus any loan balance.


If you are age 80 or older on the certificate date, the beneficiary receives the certificate account value, minus any loan balance.


HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFIT:

ROPP VALUE: is the total purchase payments on the certificate issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.


                                  A X B
ADJUSTED PARTIAL SURRENDERS  =  ---------
                                    C



  a = amount by which the certificate account value is reduced as a result of the partial surrender.

  b = the ROPP value on the date of (but prior to) the partial surrender.

  c = the certificate account value on the date of (but prior to) the partial surrender.



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 30  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the certificate account value on the date of the continuation after any increase to the certificate account value due to the death benefit that would otherwise have been paid.


EXAMPLE OF DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 79 OR YOUNGER ON THE CERTIFICATE EFFECTIVE DATE:


- You purchase the certificate with a payment of $20,000



- During the second certificate year the certificate account value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a certificate account value of $16,500.



We calculate the death benefit as follows, assuming $0 loan balance:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments minus adjusted partial surrenders, calculated as:           $20,000
     $1,500 x $20,000
     ----------------  =                                                             -1,667
          $18,000
                                                                                    -------

The death benefit is the ROPP value of:                                             $18,333
since this is greater than your certificate account value of $16,500




IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the certificate account value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

The death benefit for each beneficiary will be payable in a lump sum on the valuation date we receive due proof of death from that beneficiary. The beneficiary may elect to receive payment anytime within five years after the date of death.

Designated beneficiaries may have additional options. In lieu of a lump sum, your designated beneficiary may elect to receive regular installment payments under one of the following options:


a. Any of the irrevocable annuity payment plans (A through E described under "Annuity Payout Plans,"), provided:


  - The designated beneficiary elects the payment plan within 60 days after we receive notification of your death; and

  - The payment plan provides payments over a period which does not exceed the life or life expectancy of the beneficiary and/or the payment plan selected provides for a period certain not extending beyond the life expectancy of the designated beneficiary; and

  - Your sole designated beneficiary is your surviving spouse, and your death occurs prior to your required beginning date, payments will irrevocably commence by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the calendar year in which you would have attained age 70 1/2; or

  The designated beneficiary is someone other than the surviving spouse, or your death occurs on or after your required beginning date, payments will irrevocably commence no later than December 31 of the calendar year following the year of your death.

If the designated beneficiary elects an annuity payment plan, the beneficiary shall be the annuitant for purposes of a lifetime payment plan.

b. If, upon your death, the designated beneficiary does not elect one of the irrevocable annuity payment plans (A through E), or a single sum distribution, then the designated beneficiary may elect to receive payments according to an alternative plan as agreed to by us provided:

  - the designated beneficiary elects the plan at the time we receive due proof of death;

  - if your sole designated beneficiary is your surviving spouse, your entire interest will be distributed, beginning no later than the later of December 31 of the calendar year following the calendar year of your death or December 31 of the calendar year in which you would have attained age
    70 1/2, over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse. If the surviving spouse dies before distributions commence, the remaining interest will be distributed, beginning no later than December 31 following the calendar year of the surviving spouse's death, over the spouse's designated beneficiary's remaining life expectancy determined using such beneficiary's age as of his or her birthday in the year following the death of the spouse.

  - if your sole designated beneficiary is someone other than your surviving spouse, your entire interest will be distributed, beginning no later than the end of the calendar year following the calendar year of your death, over the remaining life

--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS 31 expectancy of the designated beneficiary, with such life expectancy determined using the age of the beneficiary as of his or her birthday in the year following the year of your death and reduced by 1 for each subsequent year;

  - if you die before your required beginning date and there is no designated beneficiary, or if elected by the designated beneficiary, your entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of your death (or of the spouse's death if the designated beneficiary was the your surviving spouse and the spouse dies before distributions are required to begin);

  - if you die on or after your required beginning date and there is no designated beneficiary, your entire interest will be distributed, beginning no later than December 31 of the calendar year following the calendar year of your death, over his or her remaining life expectancy determined using your age in the year of his or her death and reduced by 1 for each subsequent year.

THE ANNUITY PAYOUT PERIOD

As a participant and owner of the certificate account, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the certificate account value on your annuitization start date, plus any positive or negative MVA(less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining certificate account value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;

- the annuitant's age;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of The Contract and Certificate -- Transfer policies."

ANNUITY TABLES
The annuity tables in your certificate (Table A and Table B) show the amount of the monthly payout for each $1,000 of certificate account value according to the annuitant's age.

Table A shows the amount of the first monthly variable payout assuming that the certificate account value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity Table based on an assumed 3.5% investment return for the 5% Table A in the certificate. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the annuitization start date.

- PLAN A: LIFE INCOME -- NON REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only ONE monthly payout, we will not make any more payouts.


--------------------------------------------------------------------------------

 32  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

- PLAN B: LIFE INCOME WITH GUARANTEED PERIOD: We make monthly payouts for a guaranteed payout period of five, ten, or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C: LIFE INCOME WITH INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND SURVIVOR LIFE INCOME -- NON REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E: TERM CERTAIN INSTALLMENT: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take surrender. (See "Taxes.")

You have the responsibility for electing a payout plan under your certificate that complies with applicable law. Your certificate describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

You must select a payout plan as of the annuitization start date set forth in your certificate.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the participant in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, the contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the certificate account. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract and certificate comply with the law. 403(b) annuity contracts / certificates have minimum distribution rules that govern the timing and amount of distributions. You should refer to your Plan or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your certificate to fund a retirement plan that is already tax-deferred under the Code, the certificate will not provide any necessary or additional tax deferral. Because your certificate is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the Plan regardless of the terms of the contract and described in the certificate.

ANNUITY PAYOUTS: The entire payout generally is includable as ordinary income and is subject to tax unless you or the contract holder has contributed after-tax dollars.

SURRENDERS: The entire surrender will generally be includable as ordinary income and is subject to tax unless you or the contract holder has contributed after-tax dollars.


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  33

Loans will generally not be treated as distributions if:

  - the terms require repayment within five years;

  - the loans have substantially level payments over the term of the loan;

  - the loans do not exceed $50,000 or 50% of the value of the certificate if less; and

  - the loans are evidenced by a legally enforceable agreement.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required surrenders called required minimum distributions ("RMDs") beginning at age
70 1/2. RMDs are based on the fair market value of your certificate at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your certificate for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

In accordance to the Code and supporting regulations, you must begin receiving distributions, including distributions of 403(b) Roth contributions and earnings, by your required beginning date. Unless a later date is authorized under the Code or applicable regulations, your required beginning date is April 1 of the calendar year following:

  - the calendar year in which you attain age 70 1/2 or, if later,

  - the calendar year in which you retire from employment with the contract holder.

Your certificate account shall be distributed (both in determining the timing of subsequent distributions and the amount of all required distributions) in a manner consistent with the Code. For purposes of determining required minimum distributions, the certificate account will be valued considering your accumulated benefit plus the actuarial present value of any additional benefits provided. Distributions from the certificate account shall be made in the annuity payment plan option selected by you or your beneficiary on or before the date which is at least 30 days before your required beginning date.

MULTIPLE 403(B) ANNUITY CONTRACTS AND 403(B)(7) CUSTODIAL ACCOUNTS: If you have multiple 403(b) annuity contracts, certificates and/or 403(b)(7) custodial accounts, the required minimum distribution requirements may be satisfied by receiving a distribution from one 403(b) annuity or 403(b)(7) custodial account that is equal to the amount required to satisfy the required minimum distribution requirements for all of your 403(b) annuity contracts, certificates and 403(b)(7) custodial accounts. Under this method, you must still calculate the required minimum distribution requirements separately for each 403(b) annuity or 403(b)(7) custodial account, even though you can satisfy the minimum requirements by taking a distribution from one or more annuity contract, certificate or custodial account.

ANNUITY PAYMENT PLAN OPTIONS: You can schedule receipt of irrevocable annuity payments according to one of the plans (A through E) or another plan agreed to by us, provided:

  - the plan selected provides for payments that satisfy the RMD rules described above;

  - payments are made in periodic payments at intervals of no longer than 1 year;

  - the first required payment must be the payment that is required for one payment interval, and the second payment need not be made until the end of the next payment interval, and

  - once payments have begun under the RMD rules over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted.

For purposes of this section, required distributions are considered to commence on your required beginning date, or if applicable, on the date distributions are required to begin to your surviving spouse. However, if you begin receipt of payments pursuant to an irrevocable annuity payment plan, required minimum distributions are considered to commence on the annuitization start date.

PERMISSIVE SERVICE CREDIT TRANSFERS: If permitted by the Plan and if you contribute to a tax-qualified defined benefit governmental plan as defined in the Code, that accepts plan-to-plan transfers for the purchase of permissive service credits under the Code, you may elect to have any portion of your certificate account transferred to the defined benefit governmental plan at any time.

DISTRIBUTIONS DUE TO TERMINATION OF THE PLAN: Nothing in the contract and described in the certificate shall prohibit us from making a distribution of the certificate account to you following written notification by the contract holder (or the contract holder's representative) of the termination of the Plan with instructions from the contract holder to distribute the certificate account to you. The certificate account may not be distributed unless the instructions to distribute the certificate account conform to the requirements and any other applicable guidance issued by the IRS. Nothing herein shall prevent us from treating the certificate account as a fully paid annuity upon termination of the Plan provided it would otherwise qualify for such status.


--------------------------------------------------------------------------------

 34  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

WITHHOLDING: If you receive directly all or part of the certificate account value, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the Plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your certificate before reaching age
59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the certificate.

ASSIGNMENT: You may not assign or pledge your certificate as collateral for a loan.

OTHER
IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your certificate.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. It is also intended to qualify as a 403(b) Tax Sheltered Annuity as defined in the Code. To that end, the provisions of the contract and described in the certificate are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a participant with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your certificate account; divided by


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  35

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the certificate account decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or certificate account value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of the contract and described in the certificate (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may offer the contract.

- The contracts are continuously offered to the various education associations and school administration associations through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when certificates are returned under the free look period.

PAYMENTS TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, we may pay ongoing trail commissions of up to 1.25% of the certificate account value. We do not pay or withhold payment of commissions based on which investment options you select.


--------------------------------------------------------------------------------

 36  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

- sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

- marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

- providing service to contract holders and participants; and

- funding other events sponsored by a selling firm that may encourage the selling firm's financial advisors to offer the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the certificate account (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts/certificates and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract holders/ participants; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO FINANCIAL ADVISORS
- The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.

- To inform yourself of any potential conflicts of interest, ask your financial advisor before you enroll how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you enroll under the contract.


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  37

ISSUER
We issue the contracts and certificates. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.


--------------------------------------------------------------------------------

 38  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

APPENDIX A: THE FUNDS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------

BlackRock Global   Seeks high total investment return.          BlackRock Advisors, LLC,
Allocation V.I.                                                 adviser; BlackRock
Fund (Class III)                                                Investment Management,
                                                                LLC and BlackRock
                                                                International Limited,
                                                                sub-advisers.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum total investment return        Columbia Management
Portfolio - Bala-  through a combination of capital growth and  Investment Advisers, LLC
nced Fund (Class   current income.
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income while     Columbia Management
Portfolio - Dive-  attempting to conserve the value of the      Investment Advisers, LLC
rsified Bond Fund  investment for the longest period of time.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Emer-                                               Investment Advisers,
ging Markets                                                    LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 2)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks high total   Columbia Management
Portfolio - Glob-  return through income and growth of          Investment Advisers, LLC
al Bond Fund       capital.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks total        Columbia Management
Portfolio - Glob-  return that exceeds the rate of inflation    Investment Advisers, LLC
al Inflation       over the long term.
Protected
Securities Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks total return, consisting of a high     Columbia Management
Portfolio - High   level of income and capital appreciation.    Investment Advisers, LLC
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 2)

----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  39

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks high total return through current      Columbia Management
Portfolio - Inco-  income and capital appreciation.             Investment Advisers, LLC
me Opportunities
Fund (Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - In-                                                 Investment Advisers,
ternational                                                     LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 2)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Large                                               Investment Advisers, LLC
Cap Growth Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks level of current income consistent     Columbia Management
Portfolio - Limi-  with preservation of capital.                Investment Advisers, LLC
ted Duration
Credit Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico International                                               LLC, adviser; Marsico
Opportunities                                                   Capital Management, LLC,
Fund (Class 2)                                                  subadviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks growth of capital.                     Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Growth
Opportunity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Value
Opportunity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital appreciation.        Columbia Management
Portfolio - S&P                                                 Investment Advisers, LLC
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Large-Cap
Value Fund (Class
2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Stra-  capital growth as a secondary objective.     Investment Advisers, LLC
tegic Income Fund
(Class 2)
----------------------------------------------------------------------------------------

DWS Alternative    Seeks capital appreciation                   Deutsche Investment
Asset Allocation                                                Management Americas
VIP, Class B                                                    Inc., adviser; QS
                                                                Investors, LLC and RREEF
                                                                America L.L.C., sub-
                                                                advisers.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 40  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR)
Portfolio Service  stocks. Invests in securities of companies   is the fund's manager.
Class 2            whose value it believes is not fully         FMR Co., Inc. (FMRC) and
                   recognized by the public. Invests in either  other investment
                   "growth" stocks or "value" stocks or both.   advisers serve as sub-
                   The fund invests in domestic and foreign     advisers for the fund.
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class 2    Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or larger market                advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return. The fund       Franklin Advisory
Small Cap Value    normally invests at least 80% of its net     Services, LLC
Securities         assets in investments of small
Fund - Class 2     capitalization companies.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Janus                                                    LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks the highest return over time           Janus Capital Management
Series Moderate    consistent with an emphasis on growth of     LLC
Allocation         capital and income.
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Service                                                Management
Class
----------------------------------------------------------------------------------------

Morgan Stanley     Seeks long-term capital growth by investing  Morgan Stanley
UIF Mid Cap        primarily in common stocks and other equity  Investment Management
Growth Portfolio,  securities.                                  Inc.
Class II Shares
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in securities of         Management LLC
Management Trust   companies that meet the Fund's financial
Socially           criteria and social policy.
Responsive
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
Global Securities  investing a substantial portion of its
Fund/VA, Service   assets in securities of foreign issuers,
Shares             "growth-type" companies, cyclical
                   industries and special situations that are
                   considered to have appreciation
                   possibilities.
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small- &
Mid-Cap
Fund(R)/VA,
Service Shares
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.                       (PIMCO)
Class

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  41

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
PIMCO VIT Global   Seeks total return which exceeds that of a   Pacific Investment
Multi-Asset        blend of 60% MSCI World Index/40% Barclays   Management Company LLC
Portfolio,         Capital U.S. Aggregate Index.                (PIMCO)
Advisor Class
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Aggr-  consistent with an aggressive level of       Investment Advisers, LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 2)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income.          Columbia Management
Portfolio - Amer-                                               Investment Advisers,
ican Century                                                    LLC, adviser; American
Diversified Bond                                                Century Investment
Fund (Class 2)                                                  Management, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Amer-                                               Investment Advisers,
ican Century                                                    LLC, adviser; American
Growth Fund                                                     Century Investment
(Class 2)                                                       Management, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Colu-                                               Investment Advisers,
mbia Wanger                                                     LLC, adviser; Columbia
International                                                   Wanger Asset Management
Equities Fund                                                   LLC, subadviser.
(Class 2)
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Colu-                                               Investment Advisers,
mbia Wanger U.S.                                                LLC, adviser; Columbia
Equities Fund                                                   Wanger Asset Management
(Class 2)                                                       LLC, subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Cons-  consistent with a conservative level of      Investment Advisers, LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Davis                                               Investment Advisers,
New York Venture                                                LLC, adviser; Davis
Fund (Class 2)                                                  Selected Advisers, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital appreciation.        Columbia Management
Portfolio - DFA                                                 Investment Advisers,
International                                                   LLC, adviser;
Value Fund (Class                                               Dimensional Fund
2)                                                              Advisors, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income.          Columbia Management
Portfolio - Eaton                                               Investment Advisers,
Vance Floating-                                                 LLC, adviser; Eaton
Rate Income Fund                                                Vance Management,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Gold-                                               Investment Advisers,
man Sachs Mid Cap                                               LLC, adviser; Goldman
Value Fund (Class                                               Sachs Asset Management,
2)                                                              L.P., subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Inve-                                               Investment Advisers,
sco International                                               LLC, adviser; Invesco
Growth Fund                                                     Advisers, Inc.,
(Class 2)                                                       subadviser.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 42  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks high level of current income while     Columbia Management
Portfolio - J.P.   conserving the value of the investment for   Investment Advisers,
Morgan Core Bond   the longest period of time.                  LLC, adviser; J.P.
Fund (Class 2)                                                  Morgan Investment
                                                                Management Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Jenn-                                               Investment Advisers,
ison Mid Cap                                                    LLC, adviser; Jennison
Growth Fund                                                     Associates LLC,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico Growth Fund                                                 LLC, adviser; Marsico
(Class 2)                                                       Capital Management, LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - MFS                                                 Investment Advisers,
Value Fund (Class                                               LLC, adviser;
2)                                                              Massachusetts Financial
                                                                Services Company,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderate level of risk.    Investment Advisers, LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 2)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately aggressive      Investment Advisers, LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
2)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately conservative    Investment Advisers, LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks to provide current income and capital  Columbia Management
Portfolio - Morg-  appreciation.                                Investment Advisers,
an Stanley Global                                               LLC, adviser; Morgan
Real Estate Fund                                                Stanley Investment
(Class 2)                                                       Management Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks to provide long-term growth of         Columbia Management
Portfolio - NFJ    capital and income.                          Investment Advisers,
Dividend Value                                                  LLC, adviser; NFJ
Fund (Class 2)                                                  Investment Group LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Nuve-                                               Investment Advisers,
en Winslow Large                                                LLC, adviser; Winslow
Cap Growth Fund                                                 Capital Management,
(Class 2)                                                       Inc., subadviser.

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  43

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; TCW
Growth Fund                                                     Investment Management
(Class 2)                                                       Company, London Company
                                                                of Virginia, doing
                                                                business as The London
                                                                Company and Wells
                                                                Capital Management
                                                                Incorporated,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; Barrow,
Value Fund (Class                                               Hanley, Mewhinney &
2)                                                              Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Variable           Seeks to provide total return through        Columbia Management
Portfolio - PIMCO  current income and capital appreciation.     Investment Advisers,
Mortgage-Backed                                                 LLC, adviser; Pacific
Securities Fund                                                 Investment Management
(Class 2)                                                       Company LLC, subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Pyra-                                               Investment Advisers,
mis(R)                                                          LLC, adviser; Pyramis
International                                                   Global Advisers, LLC,
Equity Fund                                                     subadviser.
(Class 2)
----------------------------------------------------------------------------------------

Variable           Seeks to provide current income consistent   Columbia Management
Portfolio - Wells  with capital preservation.                   Investment Advisers,
Fargo Short                                                     LLC, adviser; Wells
Duration                                                        Capital Management
Government Fund                                                 Incorporated,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Opportunity                                                     adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------

 44  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

APPENDIX B: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

AS THE EXAMPLES BELOW DEMONSTRATE, THE APPLICATION OF AN MVA MAY RESULT IN EITHER A GAIN OR A LOSS OF PRINCIPAL. WE REFER TO ALL OF THE TRANSACTIONS DESCRIBED BELOW AS "EARLY SURRENDERS." THE EXAMPLES MAY SHOW HYPOTHETICAL CERTIFICATE ACCOUNT VALUES. THESE CERTIFICATE ACCOUNT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CERTIFICATE ACCOUNT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, AND THE FEES AND CHARGES THAT APPLY TO YOUR CERTIFICATE.

ASSUMPTIONS:

- You enroll under the contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY SURRENDER AMOUNT X   [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.

              j = current rate for a new Guaranteed Period equal to the
                  remaining term in the current Guarantee Period (rounded up to the next year).

              n = number of months remaining in the current Guarantee Period
                (rounded up to the next month).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You enroll under the contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001



In this example, the MVA is a negative $39.84.


--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  45

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------

 46  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............   p. 3
Rating Agencies..........................   p. 4
Revenues Received During Calendar Year
  2011...................................   p. 4
Principal Underwriter....................   p. 5
Independent Registered Public Accounting
  Firms..................................   p. 5
Condensed Financial Information
  (Unaudited)............................   p. 6
Financial Statements





--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT I -- PROSPECTUS  47

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-862-7919


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
     Both companies are affiliated with Ameriprise Financial Services, Inc.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.


S-6611 A (4/12)

PROSPECTUS


APRIL 30, 2012



RIVERSOURCE(R)

RETIREMENT GROUP ANNUITY CONTRACT II


GROUP DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            70100 Ameriprise Financial Center
            Minneapolis, MN 55474

            Telephone: 1-800-862-7919


            (Corporate Office)

            ameriprise.com/variableannuities
            RIVERSOURCE VARIABLE ACCOUNT 10/RIVERSOURCE ACCOUNT MGA


This prospectus describes a group variable annuity contract, RiverSource Retirement Group Annuity Contract II, and the certificates issued thereunder. It is designed to fund employer group retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended (the Code). It contains important information that you should know before investing in the RiverSource Retirement Group Annuity Contract II.


Prospectuses are also available for:

- AllianceBernstein Variable Products Series Fund, Inc.

- American Century Variable Portfolios, Inc.


- BlackRock Variable Series Funds, Inc.

- Columbia Funds Variable Insurance Trust
- Columbia Funds Variable Series Trust II

- DWS Variable Series II

- Fidelity(R) Variable Insurance Products - Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2

- Janus Aspen Series: Service Shares

- MFS(R) Variable Insurance Trust(SM)

- Morgan Stanley Universal Investment Funds (UIF)

- Neuberger Berman Advisers Management Trust
- Oppenheimer Variable Account Funds - Service Shares
- PIMCO Variable Investment Trust (VIT)
- Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

The contract and certificate described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract or certificate other than contained in this prospectus or the fund prospectuses.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and

--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS 1 fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the certificate we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue.

TABLE OF CONTENTS

KEY TERMS....................................    3
THE CONTRACT AND CERTIFICATE IN BRIEF........    5
EXPENSE SUMMARY..............................    7
CONDENSED FINANCIAL INFORMATION..............   12
FINANCIAL STATEMENTS.........................   12
THE VARIABLE ACCOUNT AND THE FUNDS...........   12
GUARANTEE PERIOD ACCOUNTS (GPAS).............   14
THE FIXED ACCOUNT............................   15
ENROLLING UNDER THE CONTRACT.................   17
CHARGES......................................   20
VALUING YOUR INVESTMENT......................   21
MAKING THE MOST OF YOUR CERTIFICATE..........   23
SURRENDERS...................................   26
LOANS........................................   28
CHANGING OWNERSHIP...........................   30
BENEFITS IN CASE OF DEATH....................   30
THE ANNUITY PAYOUT PERIOD....................   32
TAXES........................................   33
VOTING RIGHTS................................   35
SUBSTITUTION OF INVESTMENTS..................   36
ABOUT THE SERVICE PROVIDERS..................   36
ADDITIONAL INFORMATION.......................   38
APPENDIX A: THE FUNDS........................   39
APPENDIX B: EXAMPLE -- MARKET VALUE
  ADJUSTMENT (MVA)...........................   45
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION.....................   47




--------------------------------------------------------------------------------
 2  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

KEY TERMS

These terms can help you understand details about the contract and certificate.

ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.

ANNUITANT, JOINT ANNUITANT: The participant named in each certificate on whose life or life expectancy the annuity payouts are based. A joint annuitant can be named by the participant on the annuitization start date.

ANNUITIZATION START DATE: The date when a participant's annuity payments begin according to the applicable annuity payment plan.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RETURN: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your certificate. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.

BENEFICIARY: The person a participant designates to receive benefits in case of a participant's death while the certificate is in force.

CERTIFICATE: The document issued to each participant under a contract describing the terms of the contract and the rights and benefits available to the participant.

CERTIFICATE ACCOUNT: An account established for each participant under the contract to maintain a record of payments, transactions and the value of each participant's investment.

CERTIFICATE ACCOUNT VALUE: The total value of a participant's certificate account at any point in time.

CERTIFICATE DATE: The date from which certificate anniversaries, certificate years, and certificate months are determined. It is the effective date of a participant's certificate account.

CERTIFICATE YEAR: A period of 12 months, starting on the certificate date and on each anniversary of the certificate date.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: The group flexible premium deferred variable annuity contract by and between RiverSource Life and the contract holder. The contract describes the terms of the annuity contract, the rights of the contract holder and the rights and benefits of the participants.

CONTRACT HOLDER (PLAN SPONSOR, EMPLOYER): The employer that owns this contract and has established and sponsors the Plan. The contract holder, as the employer, accommodates elective deferral contributions and nonelective contributions made by or on behalf of participants.

CONTRACT YEAR: A period of 12 months, starting on the date we issue the contract and each anniversary of that date.

ERISA: Employee Retirement Income Security Act of 1974, as amended, and regulations thereunder.

FIXED ACCOUNT: Our general account which includes the loan account and the Special DCA fixed account. Amounts allocated to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your certificate. Participant may allocate purchase payments into subaccounts investing in shares of any or all of these funds.


GOOD ORDER: We cannot process your transaction request relating to the contract and certificate until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in "good order", your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of the participant, exactly as registered on the certificate, if necessary; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.



--------------------------------------------------------------------------------
              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  3

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer certificate value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

PARTICIPANT (YOU, YOUR): The person or persons for whom a certificate account is established under the plan as directed by the contract holder.

PLAN: The written plan document established by the contract holder which meets the requirements of Section 403(b) of the Code.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your certificate account. It is the certificate account value immediately prior to the surrender, minus any applicable charges and any loan amount, plus any positive or negative market value adjustment.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date.

If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


--------------------------------------------------------------------------------
 4  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

THE CONTRACT AND CERTIFICATE IN BRIEF

The contract described in this prospectus is designed as a funding vehicle for retirement plans under Section 403(b) of the Code. 403 (b) Plan annuity contracts, which are also referred to as Tax Sheltered Annuities (TSAs), provide for certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under the Code. The contract is an agreement between the contract holder (generally the employer authorized to hold retirement plan assets for the benefit of employees) and RiverSource Life. The contract is subject to the terms of the Plan to the extent that the terms of the plan are consistent with the terms of the contract. The contract holder may purchase the contract and participants may purchase certificates thereunder. Each participant in the Plan is issued a certificate evidencing the participant's interest in the contract and describing its benefits. The participant is an employee for whose benefit the employer remits purchase payments to us. The participant's rights are subject to any conditions and /or limitations imposed by the Plan.


PURPOSE: The purpose of the contract is to allow participants to accumulate money for retirement or a similar long-term goal by making purchase payments. You may allocate your purchase payments to the GPAs, Special DCA fixed account and/or subaccounts under the contract and listed in the certificate; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the certificate account. If the certificate account value goes to zero due to underlying fund's performance or deduction of fees, the certificate will no longer be in force and the certificate will terminate. Beginning at a specified time in the future called the annuitization start date, the certificate provides lifetime or other forms of payouts of your certificate account value after any market value adjustment (less any applicable premium tax, outstanding loan amount and/or other charges).


ENROLLING UNDER THE CONTRACT: There are many factors to consider carefully before you purchase a variable annuity. Variable annuities are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY. Some of the factors you may wish to consider include:

- Tax advantages: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. Because you are a participant in an annuity contract used to fund a tax-favored employer sponsored retirement arrangement, you should be aware that your certificate will not provide any necessary or additional tax deferral. Before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits (see "Taxes -- Required Minimum Distributions"). You should consult your tax advisor before you enroll under the contract for an explanation of the tax implications to you.

- Taxes: Generally, amounts contributed on a pretax basis are not taxed at the time of the contribution. Income earned on your certificate account also grows tax-deferred until you make surrenders or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the participant. (see "Taxes")

- How long you plan to keep your certificate account: variable annuities are not short-term liquid investments. Does the certificate meet your current and anticipated future needs for liquidity?

- The fees and expenses you will pay when buying, owning and surrendering money from the certificate account. We do not assess directly fees and expenses against the contract holder. The fees and expenses are assessed at the certificate level, which means that you, the participant, directly pay for the fees and expenses associated with investing in the contract. (see "Charges")

- Short-term trading: if you plan to manage your investment in the certificate account by frequent or short-term trading, this certificate is not suitable for you and you should not buy it. (see "Making the Most of The Contract and Certificate -- Transferring Among Accounts")

FREE LOOK PERIOD: You, as the participant, have the right to examine your certificate and cancel enrollment in the contract by returning your certificate to our agent or our corporate office within the 10 days after receiving it (or any longer period that is required by the state law). You will receive a full refund of the certificate account value. The valuation date will be the date your request is received at our corporate office. (For California residents, the valuation date will be the earlier of the date your certificate is returned to our agent or to our corporate office). We will not deduct any certificate charges or fees. However, you bear the investment risk from the time of purchase until you return the certificate and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among the:

- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at

--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS 5 the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")

- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "Guarantee Period Accounts (GPAs)")

- the Special DCA fixed account which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account, including restrictions on the amount you can allocate to this account and how long certificate account value can remain in this account. (see "The Fixed Account")


TRANSFERS: You currently may redistribute your certificate account value among the subaccounts without charge at any time until the annuitization start date, and once per certificate year after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account are not permitted. GPAs and the Special DCA fixed account are subject to special restrictions. (see "Making the Most of The Contract and
Certificate -- Transferring Among Accounts")


SURRENDERS: Any distribution from a certificate account will be treated as a surrender or partial surrender. Unless restricted by the Code or terms of the Plan, you may surrender all or part of your certificate account value, less any loan amount, at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to income taxes (including an IRS penalty for premature distribution from your certificate account) and may have other tax consequences. (see "Surrenders")

BENEFITS IN CASE OF DEATH: If you die before the annuitization start date, we will pay the beneficiary an amount at least equal to the certificate account value. (see "Benefits in Case of Death ")

ANNUITY PAYOUTS: You can apply your certificate account value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the Special DCA fixed account are not available after the annuitization start date. (see "The Annuity Payout Period")


--------------------------------------------------------------------------------
 6  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING FROM THE CERTIFICATE.

THE FIRST TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE, NOT INCLUDING FUND FEES AND EXPENSES.

CERTIFICATE ADMINISTRATIVE CHARGE


ANNUAL CERTIFICATE ADMINISTRATIVE CHARGE                           MAXIMUM: $50           CURRENT: $0

ANNUAL CERTIFICATE ADMINISTRATIVE CHARGE IF YOUR CERTIFICATE
ACCOUNT VALUE EQUALS OR EXCEEDS $50,000                            MAXIMUM: $20           CURRENT: $0

CERTIFICATE ADMINISTRATIVE CHARGE AT FULL SURRENDER                MAXIMUM: $50           CURRENT: $0


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value)



MORTALITY AND EXPENSE RISK FEE                                                     0.95%



ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2011, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE EACH FUND'S PROSPECTUS.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                2.16%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Large Cap Growth Portfolio (Class B)        0.75%      0.25%    0.09%           --%          1.09%

American Century VP Value, Class II                               0.88       0.25       --            --           1.13

BlackRock Global Allocation V.I. Fund (Class III)                 0.64       0.25     0.26          0.02           1.17(1)

Columbia Variable Portfolio - Balanced Fund (Class 3)             0.64       0.13     0.16            --           0.93(2)

Columbia Variable Portfolio - Cash Management Fund (Class         0.33       0.25     0.14            --           0.72(2)
2)

Columbia Variable Portfolio - Diversified Bond Fund (Class        0.41       0.25     0.13            --           0.79
2)


Columbia Variable Portfolio - Diversified Equity Income           0.57       0.25     0.13            --           0.95
Fund (Class 2)


Columbia Variable Portfolio - Dynamic Equity Fund (Class 2)       0.66       0.25     0.16          0.01           1.08


Columbia Variable Portfolio - Emerging Markets Opportunity        1.07       0.25     0.25            --           1.57(2)
Fund (Class 2)


Columbia Variable Portfolio - Global Bond Fund (Class 2)          0.55       0.25     0.16            --           0.96


Columbia Variable Portfolio - Global Inflation Protected          0.42       0.25     0.14            --           0.81
Securities Fund (Class 2)


Columbia Variable Portfolio - High Income Fund (Class 2)          0.63       0.25     0.15            --           1.03(2),(3)


Columbia Variable Portfolio - High Yield Bond Fund (Class         0.58       0.25     0.17            --           1.00(2)
2)


Columbia Variable Portfolio - Income Opportunities Fund           0.57       0.25     0.14            --           0.96
(Class 2)




--------------------------------------------------------------------------------

              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  7

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Columbia Variable Portfolio - International Opportunity           0.79%      0.25%    0.21%           --%          1.25%
Fund (Class 2)


Columbia Variable Portfolio - Large Cap Growth Fund (Class        0.71       0.25     0.17            --           1.13(2)
2)


Columbia Variable Portfolio - Limited Duration Credit Fund        0.46       0.25     0.13            --           0.84(2)
(Class 2)


Columbia Variable Portfolio - Marsico International               1.02       0.25     0.20            --           1.47(2),(3)
Opportunities Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Growth Opportunity          0.76       0.25     0.17            --           1.18(2)
Fund (Class 2)


Columbia Variable Portfolio - Mid Cap Value Opportunity           0.74       0.25     0.14            --           1.13
Fund (Class 2)


Columbia Variable Portfolio - S&P 500 Index Fund (Class 3)        0.10       0.13     0.27            --           0.50


Columbia Variable Portfolio - Select Large-Cap Value Fund         0.71       0.25     0.26            --           1.22(2)
(Class 2)


Columbia Variable Portfolio - Select Smaller-Cap Value Fund       0.79       0.25     0.19            --           1.23(2)
(Class 2)


Columbia Variable Portfolio - Short Duration U.S.                 0.36       0.25     0.15            --           0.76
Government Fund (Class 2)


Columbia Variable Portfolio - Strategic Income Fund (Class        0.60       0.25     0.07            --           0.92(4)
2)


DWS Alternative Asset Allocation VIP, Class B                     0.27       0.25     0.34          1.30           2.16(5)


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2           0.56       0.25     0.09            --           0.90


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                 0.56       0.25     0.10            --           0.91


FTVIPT Franklin Small Cap Value Securities Fund - Class 2         0.50       0.25     0.16          0.01           0.92


FTVIPT Mutual Shares Securities Fund - Class 2                    0.60       0.25     0.13            --           0.98


Janus Aspen Series Janus Portfolio: Service Shares                0.56       0.25     0.07            --           0.88


Janus Aspen Series Moderate Allocation Portfolio: Service         0.05       0.25     0.47          0.73           1.50(6)
Shares


MFS(R) Utilities Series - Service Class                           0.73       0.25     0.08            --           1.06


Morgan Stanley UIF Mid Cap Growth Portfolio, Class II             0.75       0.35     0.30            --           1.40(7)
Shares


Neuberger Berman Advisers Management Trust Socially               0.85       0.25     0.21            --           1.31(8)
Responsive Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares             0.63       0.25     0.13            --           1.01


Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA,              0.69       0.25     0.14            --           1.08(9)
Service Shares


PIMCO VIT All Asset Portfolio, Advisor Share Class                0.43       0.25       --          0.74           1.42(10)


PIMCO VIT Global Multi-Asset Portfolio, Advisor Class             0.95       0.25       --          0.51           1.71(11)


Variable Portfolio - Aggressive Portfolio (Class 2)                 --       0.25     0.02          0.79           1.06


Variable Portfolio - American Century Diversified Bond Fund       0.46       0.25     0.13            --           0.84
(Class 2)


Variable Portfolio - American Century Growth Fund (Class 2)       0.63       0.25     0.12            --           1.00


Variable Portfolio - Columbia Wanger International Equities       0.92       0.25     0.21            --           1.38(12)
Fund (Class 2)


Variable Portfolio - Columbia Wanger U.S. Equities Fund           0.86       0.25     0.14            --           1.25(12)
(Class 2)


Variable Portfolio - Conservative Portfolio (Class 2)               --       0.25     0.02          0.61           0.88


Variable Portfolio - Davis New York Venture Fund (Class 2)        0.71       0.25     0.13            --           1.09(12)


Variable Portfolio - DFA International Value Fund (Class 2)       0.84       0.25     0.17            --           1.26(12)


Variable Portfolio - Eaton Vance Floating-Rate Income Fund        0.63       0.25     0.16            --           1.04(12)
(Class 2)


Variable Portfolio - Goldman Sachs Mid Cap Value Fund             0.77       0.25     0.13            --           1.15(12)
(Class 2)


Variable Portfolio - Invesco International Growth Fund            0.83       0.25     0.16            --           1.24
(Class 2)


Variable Portfolio - J.P. Morgan Core Bond Fund (Class 2)         0.47       0.25     0.13            --           0.85


Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2)       0.75       0.25     0.13            --           1.13(12)


Variable Portfolio - Marsico Growth Fund (Class 2)                0.63       0.25     0.13            --           1.01


Variable Portfolio - MFS Value Fund (Class 2)                     0.63       0.25     0.12            --           1.00


Variable Portfolio - Moderate Portfolio (Class 2)                   --       0.25     0.02          0.71           0.98


Variable Portfolio - Moderately Aggressive Portfolio (Class         --       0.25     0.02          0.75           1.02
2)


Variable Portfolio - Moderately Conservative Portfolio              --       0.25     0.02          0.66           0.93
(Class 2)


Variable Portfolio - Morgan Stanley Global Real Estate Fund       0.85       0.25     0.16            --           1.26(12)
(Class 2)




--------------------------------------------------------------------------------
 8  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                          FUND NAME                               FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Variable Portfolio - NFJ Dividend Value Fund (Class 2)            0.63%      0.25%    0.12%           --%          1.00%


Variable Portfolio - Nuveen Winslow Large Cap Growth Fund         0.63       0.25     0.12            --           1.00
(Class 2)


Variable Portfolio - Partners Small Cap Growth Fund (Class        0.87       0.25     0.16            --           1.28(12)
2)


Variable Portfolio - Partners Small Cap Value Fund (Class         0.91       0.25     0.15          0.02           1.33(12)
2)


Variable Portfolio - PIMCO Mortgage-Backed Securities Fund        0.48       0.25     0.15            --           0.88
(Class 2)


Variable Portfolio - Pyramis(R) International Equity Fund         0.85       0.25     0.17            --           1.27(12)
(Class 2)


Variable Portfolio - Wells Fargo Short Duration Government        0.47       0.25     0.13            --           0.85
Fund (Class 2)


Wells Fargo Advantage VT Opportunity Fund - Class 2               0.65       0.25     0.17            --           1.07(13)


Wells Fargo Advantage VT Small Cap Growth Fund - Class 2          0.75       0.25     0.20          0.01           1.21





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) Other expenses have been restated to reflect current fees. The sub-adviser has voluntarily agreed to waive 0.14% of the sub-advisory fee and such voluntary waiver can be reduced or discontinued at any time at the sole and exclusive discretion of the sub-adviser. After fee waivers, net expenses would be 1.03%.


 (2) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 0.79% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.71% for Columbia Variable
     Portfolio - Cash Management Fund (Class 2), 1.51% for Columbia Variable Portfolio - Emerging Markets Opportunity Fund (Class 2), 0.97% for Columbia Variable Portfolio - High Income Fund (Class 2), 0.97% for Columbia Variable Portfolio - High Yield Bond Fund (Class 2), 1.04% for Columbia Variable Portfolio - Large Cap Growth Fund (Class 2), 0.78% for Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2), 1.44% for Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2), 1.13% for Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 2), 1.05% for Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 2) and 1.18% for Columbia Variable
     Portfolio - Select Smaller-Cap Value Fund (Class 2).


 (3) Other expenses have been restated to reflect contractual changes to certain other fees.


 (4) Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates. Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund.


 (5) Through September 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.57%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). Effective October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.62%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). These agreements may only be terminated with the consent of the fund's Board.


 (6) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses and extraordinary expenses) to a certain limit until at least May 1, 2013. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees. After fee waivers, net expenses would be 1.37%.


 (7) The Portfolios' Adviser, Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse each Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee paid to each Portfolios Distributor, Morgan Stanley Distribution, Inc.), will not exceed 1.15%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.


 (8) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.17% of the average daily net asset value. The expense limitation arrangement for the Portfolio's are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation.


 (9) The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05%.


(10) PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired fund fees and expenses listed in the table above. After fee waivers, net expenses would be 1.345%.


(11) PIMCO has contractually agreed, through May 1, 2013, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term. In addition, PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio II Ltd. (the "GMA Subsidiary") to PIMCO. The GMA Subsidiary pays PIMCO a management fee


--------------------------------------------------------------------------------
              RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS 9 and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the GMA Subsidiary is in place. After fee waivers, net expenses would be 1.25%.


(12) Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2013, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.25% for Variable
     Portfolio - Columbia Wanger International Equities Fund (Class 2), 1.21% for Variable Portfolio - Columbia Wanger U.S. Equities Fund (Class 2), 1.03% for Variable Portfolio - Davis New York Venture Fund (Class 2), 1.16% for Variable Portfolio - DFA International Value Fund (Class 2), 0.97% for Variable Portfolio - Eaton Vance Floating-Rate Income Fund (Class 2), 1.11% for Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 2), 1.07% for Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2), 1.14% for Variable Portfolio - Morgan Stanley Global Real Estate Fund (Class 2), 1.22% for Variable Portfolio - Partners Small Cap Growth Fund (Class 2), 1.16% for Variable Portfolio - Partners Small Cap Value Fund (Class 2) and 1.25% for Variable Portfolio - Pyramis(R) International Equity Fund (Class
     2).


(13) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's total annual fund operating expenses after fee waiver, excluding certain expenses, at 1.00%. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.





--------------------------------------------------------------------------------
 10  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A CERTIFICATE ACCOUNT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CERTIFICATE ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CERTIFICATE ACCOUNT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of certificate features and benefits and the maximum fees and expenses of any of the funds(1). Although your actual costs may be lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CERTIFICATE
                      IF YOU SURRENDER YOUR CERTIFICATE ACCOUNT            ACCOUNT OR IF YOU SELECT AN ANNUITY PAYOUT
                      AT THE END OF THE APPLICABLE TIME PERIOD:          PLAN AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR      3 YEARS      5 YEARS      10 YEARS

                      $369       $1,119      $1,886      $3,885           $369        $1,119       $1,886       $3,885



MINIMUM EXPENSES. These examples assume the least expensive combination of certificate features and benefits and the minimum fees and expenses of any of the funds(2). Although your actual costs may be higher, based on these assumptions your costs would be:



                                                                           IF YOU DO NOT SURRENDER YOUR CERTIFICATE
                                                                          ACCOUNT OR IF YOU SELECT AN ANNUITY PAYOUT
                      IF YOU SURRENDER YOUR CERTIFICATE ACCOUNT             PLAN AT THE END OF THE APPLICABLE TIME
                      AT THE END OF THE APPLICABLE TIME PERIOD:                            PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

                      $149        $462        $797       $1,745           $149        $462        $797       $1,745



(1) In these examples, the certificate administrative charge is $50.
(2) In these examples, the certificate administrative charge is $0.


THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN IF YOU ALLOCATE CERTIFICATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.



--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  11

CONDENSED FINANCIAL INFORMATION

As of the date of this prospectus, no certificates had been issued. Therefore, we have not provided any condensed financial information.

FINANCIAL STATEMENTS

You can find our audited financial statements in the SAI. The SAI does not include audited financial statements for divisions which are comprised of subaccounts, because they are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the participant will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying the contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.


- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation

--------------------------------------------------------------------------------
 12 RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the certificate charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund. The contract holder has the right to limit the investment options available under the contract,

- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the funds that are managed by our affiliates Columbia Management Investment Advisers, LLC (Columbia Management Investment Advisers) or Columbia Wanger Asset Management, LLC (Columbia Wanger Asset Management) (affiliated funds). Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the affiliated funds. We or our affiliates receive revenue which ranges up to 0.64% of the average daily net assets invested in the underlying funds through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of underlying funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the underlying funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or certificate account value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the certificate (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate certificate account value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts and certificates.

  - Granting access to our employees whose job it is to promote sales of the contracts/ certificates by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts/certificates including promoting the funds available under the contracts/ certificates to prospective and existing contract holders and participants, authorized selling firms and financial advisors.

  - Providing sub-transfer agency and shareholder servicing to contract holders and participants.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts/certificates.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract holders and participants, including education of contract holders and participants, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  13

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts/certificate accounts in some states.

Currently, you may allocate purchase payments and/or certificate account value to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after the annuitization start date.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;


--------------------------------------------------------------------------------
 14  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;

- Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

- Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to certificate account value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the certificate account value from the specified GPA to a GPA of another length, transfer the certificate account value from the specified GPA to any of the subaccounts, or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the certificate account value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the money market or cash management variable subaccount we designate.

We guarantee the certificate account value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer certificate account value from a GPA or you elect an annuity payout plan while you have certificate account value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to amounts deducted for fees and charges.

Amounts we pay as death claims will not be reduced by any MVA.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:


               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For an example, see Appendix B.

THE FIXED ACCOUNT

Amounts allocated to the fixed account become part of our general account. The fixed account includes the Special DCA fixed account and the loan account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued

--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS 15 claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account; however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE SPECIAL DCA FIXED ACCOUNT
You may allocate purchase payments to the Special DCA fixed account. You may not transfer certificate account value to the Special DCA fixed account.

You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use any GPA as a destination for the Special DCA monthly transfer.

The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the annual effective rate we apply on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher. We reserve the right to declare different annual effective rates:

- for the Special DCA fixed account; and

- for the Special DCA fixed accounts with terms of differing length.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the Special DCA fixed account for a six month term;

- the Special DCA fixed account for a twelve month term;

- the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the GPAs.

Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.

You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account in accordance with your investment instructions to us to the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of the Contract and Certificate -- Automated Dollar-Cost Averaging."

THE LOAN ACCOUNT
On the date your loan is processed, the loan amount is subtracted pro rata from all accounts in which you are invested, except the Special DCA fixed account and GPAs, and transferred to a loan account.


--------------------------------------------------------------------------------
 16  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

The loan account will earn interest daily. The current crediting rate will never be less than the fixed account minimum interest rate.

You may not make exchanges from the certificate account or plan to plan transfers from the loan account until after repayment of the loan balance. For more information about loans and loan account, see "Loans".

ENROLLING UNDER THE CONTRACT

Only employers with retirement plans qualified for tax favored treatment under section 403(b) of the Code may be issued a contract.

To enroll under the contract, you need to fill out an enrollment form and send it along with your initial purchase payment to our corporate office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your certificate or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You cannot own a certificate in joint tenancy. You can enroll if you are 90 or younger.

When you enroll, you may select (if available in your state):

- GPAs, subaccounts and/or the Special DCA fixed account in which you want to invest;

- how you want to make purchase payments;

- a beneficiary.

The certificate provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the Special DCA fixed account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the Special DCA fixed account. We reserve the right to limit purchase payment allocations to the Special DCA fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot terminate automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term. (See "Purchase Payments.")

If your enrollment form is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our corporate office. If we accept your enrollment form, we will send you a certificate. If your enrollment form is not complete, you must give us the information to complete it within five business days. If we cannot accept your enrollment form within five business days, we will decline it and return any payment unless you specifically ask us to keep the payment and apply it once your enrollment form is complete.

We may discontinue enrolling new participants into the contract. In that case, we will notify the contract holder that no new participants will be enrolled under the contract on and after a specified date not earlier than 60 days after the date of the notice,

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


Unless you may make regular payments to your certificate account under a scheduled payment plan, you must make an initial purchase payment of $2,000 (see "Enrolling under the Contract -- Purchase Payments"). To begin a scheduled payment plan, you should contact the contract holder who will provide applicable forms. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan payments at any time.


THE ANNUITIZATION START DATE
Annuity payouts begin on the annuitization start date. This means that the certificate account value, after market value adjustment of any GPAs, if applicable, will be annuitized or converted to a stream of monthly payments. If your certificate is annuitized, the certificate goes into payout and only the annuity payout provisions continue. Unless annuity payout Plan E is selected, you will no longer have access to your certificate account value. This means that the death benefit will end. When we process your enrollment form, we will establish the annuitization start date to be the maximum age (or certificate anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.

The annuitization start date must be:

- no earlier than the 30th day after the certificate date; and no later than


--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  17

- your 95th birthday or the tenth certificate anniversary, if later,

- or such other date as agreed to by us.

Six months prior to your annuitization date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your certificate beyond age 95 indefinitely, to the extent allowed by applicable tax laws.

If you do not make an election, annuity payouts using the certificate's default option of annuity payout Plan B -- Life with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as you live. If you do not survive 10 years, beneficiaries will continue to receive payments until 10 years of payments have been made.

If tax laws require that you take distributions from your annuity prior to your new annuitization start date, your certificate will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take surrenders to meet your required minimum distributions.

BENEFICIARY
We will pay to your named beneficiary the death benefit if it becomes payable while the certificate is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of the contract and certificate will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Purchase payments are payments made by you or on your behalf for the benefits described in the certificate. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract and Plan. If we do not receive your initial purchase payment within 180 days from the enrollment signed date, we will consider your certificate void from the start.


MINIMUM INITIAL PURCHASE PAYMENTS*:      $2,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS*:
     If paying by installments under a
       group bill:                       $25.00
     If paying by any other method:      $50.00




MAXIMUM TOTAL PURCHASE PAYMENTS** (without corporate office approval) based on your age on the effective date of the payment:


For the first year and
  total:
through age 85             $1,000,000
for ages 86 to 90          $100,000
age 91 or older            $0

For each subsequent year:
through age 85             $100,000
for ages 86 to 90          $50,000
age 91 or older            $0



   * If a group bill arrangement is set up through your employer, the minimum initial and minimum additional purchase payments is $25.00.


  ** These limits apply in total to all RiverSource Life annuities you own unless a higher amount applies to your certificate account. We reserve the right to waive or increase the maximum limit. The Code's limits on annual contributions also apply.


Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


--------------------------------------------------------------------------------

 18  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

 2 BY SCHEDULED PAYMENT PLAN

We can help the contract holder set up an automatic salary reduction agreement.

CONTRIBUTIONS TO YOUR CERTIFICATE ACCOUNT
There are three ways to make contributions to your certificate account:

  - annual contributions made through the contract holder payroll;

  - with the Plan approval, a rollover from another eligible retirement plan; or

  - with the Plan approval, a plan to plan transfer or exchange under the same 403(b) plan.

ANNUAL CONTRIBUTIONS MADE THROUGH THE CONTRACT HOLDER PAYROLL

Annual contributions made through the contract holder payroll are made as elective deferral contributions and nonelective contributions, subject to the applicable annual contribution limits.

- ELECTIVE DEFERRAL CONTRIBUTIONS: are the aggregate of amounts you or the contract holder, acting on your behalf, contribute to an elective deferral plan under any salary reduction agreement that conforms with the Code ("pre-tax contributions").

- NONELECTIVE CONTRIBUTIONS: are any contributions made by the contract holder on your behalf (or to other 403(b) funding instruments authorized under the Plan) that do not qualify as elective deferral contributions. Any corrective contributions made by the contract holder as part of a voluntary compliance program will not be a nonelective contribution unless specifically identified as such as part of the correction process.

You may not make elective deferral contributions to the certificate account which, when added to contributions that are made by you or on your behalf to any other salary reduction arrangement, exceed the annual contribution limitations imposed by the Code for each calendar year. If the Plan permits, this annual limit may be increased, however, if you are eligible for the special "catch up" limitations under the Code for participants that are age 50 or older and the special limits applicable for certain employees with long term service with the employer, subject to the IRS rules. For any participant, the sum of elective deferral contributions and nonelective contributions, if any, made during any year cannot exceed the limitations of the Code. If the Plan uses a plan year other than the calendar year, then the limitations under the Code shall apply to contributions made during the plan year as defined under the Plan. We are not responsible for tracking those limits.

The limitations on contributions described in this provision shall not apply with respect to any purchase payment that qualifies as an eligible rollover distribution, as defined in the Code, from another eligible retirement plan as defined in the Code, or that is a plan to plan transfer of assets to your certificate account, or that is an exchange of contracts under applicable IRS guidance.

EXCESS DEFERRALS AND EXCESS CONTRIBUTIONS: Excess elective deferral contributions may be removed from your certificate account by April 15th of the calendar year following the year in which the excess elective deferral contribution occurred, provided that you or the contract holder notify us of the excess no later than the March 31st immediately preceding such date. In the absence of such notice, we are not required to return any such excess to you. We may distribute these amounts at any time. To the extent that the IRS permits alternative corrections for excess nonelective contributions, such amounts may be corrected in accordance with permitted correction methodology and with the Plan. Notwithstanding the preceding, nothing in the contract or the certificate shall prohibit us from making corrective distributions in accordance with the contract holder's efforts to satisfy voluntary compliance programs established by the IRS to comply with 403(b) plan requirements.

VESTING: Elective deferral contributions are always fully vested and nonforfeitable. Nonelective contributions are generally fully vested and nonforfeitable; however, the terms of the Plan may impose a vesting schedule on nonelective contributions and, in such instance, your vesting rights in the certificate account will be determined in accordance with the Plan.

If we accept unvested nonelective contributions, such unvested amounts shall be treated as if held in a separate account from your vested contributions in the certificate account solely for purposes of complying with the final IRS regulations applicable to such contributions to an annuity contract. The portion of the certificate account that is vested and the portion of the certificate account that is unvested are treated as separate certificate accounts.

ROLLOVER CONTRIBUTIONS INTO CERTIFICATE ACCOUNTS
A rollover is a contribution by you from an eligible retirement plan that qualifies as an eligible rollover distribution under the Code. A rollover may also be made by means of a direct rollover. A direct rollover is a rollover in which the proceeds of a distribution from another eligible retirement plan are made directly into your certificate account and are not paid, in cash or in kind, to you.


--------------------------------------------------------------------------------

             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  19

The certificate account may accept rollovers from any eligible retirement plan as defined in the Code to the extent it can accommodate such rollovers in accordance with applicable requirements.

PLAN TO PLAN TRANSFERS TO CERTIFICATE ACCOUNTS
If permitted by the Plan, the certificate account may accept a plan to plan transfer of your interest in a 403(b) annuity contract and/or 403(b)(7) custodial account issued to you under another employer's 403(b) plan only if:

a. the other 403(b) plan permits plan-to-plan transfers; and

b. you are an employee or former employee of the contract holder and covered by the Plan under which the contract was issued; and

c. your accumulated benefit immediately after the transfer is at least equal to your accumulated benefit immediately before the transfer, without regard to normal contract fees, charges and expenses; and

d. the amount transferred into the certificate account must remain subject to distribution restrictions no less stringent than imposed by the transferring contract.

We may require any documentation from the other 403(b) plan as we deem necessary to process the transfer in accordance with applicable IRS guidance and to confirm that the other plan is a plan that satisfies section 403(b) of the Code.

CONTRACT EXCHANGES TO CERTIFICATE ACCOUNTS
If permitted by the Plan, the certificate account may accept an exchange of 403(b) contracts and/or 403(b)(7) custodial accounts. Any such exchange is permitted only if:

a. the accumulated benefit of the certificate account immediately after the exchange is at least equal to the accumulated benefit of your 403(b) contract or 403(b)(7) custodial account immediately before the exchange; and

b. the certificate account remains subject to distribution restrictions no less stringent than those imposed by the 403(b) contract or 403(b)(7) custodial account sending the exchange; and

c. either we are included as an authorized 403(b) product provider under the Plan or we and the contract holder enter into an agreement to share information for 403(b) compliance purposes, including, but not limited to information on employment status, hardship distributions, loans, distributions, transfers and exchanges and contributions made to other authorized 403(b) product providers.

MISTAKEN CONTRIBUTIONS: If any amount is contributed into a certificate account under the Plan by a good faith mistake of fact, the mistaken contribution will be voided from the start and refunded to the party that made the contribution if a request is made by you, the contract holder or the administrator of the Plan and such request is received within one year after receipt of the mistaken contribution.

NONDISCRIMINATION REQUIREMENTS: Purchase payments made by you or on your behalf into the Plan are subject to the applicable nondiscrimination requirements of the Code. Amounts contributed for you that cause the 403(b) Plan to fail to satisfy such requirements may be refunded to you or to the contract holder, as appropriate, in accordance with the Plan and IRS guidance.

DISCONTINUANCE OF PURCHASE PAYMENTS UNDER THE CONTRACT: We reserve the right to discontinue accepting additional purchase payments after 60 days written notice. In all other respects the certificate account will continue to operate according to terms described in this certificate.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a participant's access to certificate account values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CERTIFICATE ADMINISTRATIVE CHARGE
We may charge a fee for establishing and maintaining our records for each certificate account. Currently, we do not impose this charge but we reserve the right to apply this charge to new participants in the future.

We also reserve the right to institute this charge after the first contract anniversary to a maximum of $50 for all participants. We would waive this charge when your certificate account value is $50,000 or more on the current contract anniversary. We reserve the right to charge up to $20 after the first certificate anniversary for participants with certificate account values of $50,000 or more.


--------------------------------------------------------------------------------
 20  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

If you take a full surrender of your certificate account, we will deduct the full certificate administrative charge, if any, at the time of full surrender regardless of the certificate account value.


The charge would not apply to the amount applied to an annuity payment plan or to a participant's death benefit.


MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals 0.95% of the subaccounts' average daily net assets on an annual basis. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees for a participant after the certificate is issued.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract and described in the certificate, no matter how long a specific participant or annuitant lives and no matter how long our entire group of participants or annuitants live. If, as a group, participants or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the certificate administrative charge more than $50 per certificate account and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may reduce or eliminate certain charges such as the certificate administrative charges.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your certificate.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

- the sum of your purchase payments and transfer amounts allocated to the GPA;

- plus interest credited;

- minus the sum of amounts surrendered and amounts transferred out; and

- minus any prorated portion of the certificate administrative charge.

THE FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments allocated to the Special DCA fixed account;

- the sum of amounts allocated to the loan account;

- plus interest credited;

- minus the sum of amounts surrendered and amounts transferred out; and

- minus any prorated portion of any certificate administrative charge.


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             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  21

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your certificate account for that subaccount. Conversely, we subtract a certain number of accumulation units from your certificate account each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a certificate administrative charge, if applicable.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);

- partial surrenders;

and a deduction of a prorated portion of the certificate administrative charge.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and/or

- mortality and expense risk fees.


--------------------------------------------------------------------------------
 22  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

MAKING THE MOST OF THE CONTRACT AND CERTIFICATE

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals).

For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others. You may not set up automated transfers to or from the GPAs or to the Special DCA fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan.

There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low                         May        100            16           6.25

                                                     June       100            18           5.56

                                                     July       100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high                                 Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

Subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account. See the "Special DCA Fixed Account" section in this prospectus for details.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your certificate account value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your certificate account value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The certificate account value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your certificate account value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Asset rebalancing is available for use with the Special DCA fixed account (see "Special DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account, as you may choose.


--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  23

TRANSFERRING AMONG ACCOUNTS
You may transfer certificate account value from any one subaccount, GPAs and the Special DCA fixed account, to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs. You may not transfer certificate account value to the Special DCA fixed account. You may not transfer certificate account value from the Special DCA fixed account except as part of automated monthly transfers.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.

We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before the annuitization start date, you may transfer certificate account values between the subaccounts, or from the subaccounts to the GPAs at any time.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of certificate account value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- You may not transfer certificate account values from the subaccounts or the GPAs into the Special DCA fixed account. However, you may transfer certificate account values as automated monthly transfers from the Special DCA fixed account to the subaccounts. (See "Special DCA Fixed Account.")

- After the annuitization start date, you may not make transfers to or from the GPAs or from the Special DCA fixed account, but you may make transfers once per certificate year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all certificate account value out of your GPAs and Special DCA fixed account.

MARKET TIMING
Market timing can reduce the value of your investment in the certificate account. If market timing causes the returns of an underlying fund to suffer, certificate account value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT ENROLL UNDER A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be

--------------------------------------------------------------------------------
 24 RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CERTIFICATE ACCOUNT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a participant who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your certificate account and the terms of the contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all participants uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower certificate account values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CERTIFICATE ACCOUNT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CERTIFICATE ACCOUNT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CERTIFICATE ACCOUNT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CERTIFICATE ACCOUNT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CERTIFICATE ACCOUNT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make within the certificate account, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to

--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS 25 acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract and listed in the certificate may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or surrenders: $250 or entire account balance**

MAXIMUM AMOUNT
Transfers or surrenders: Certificate account value or entire account balance

   * Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
  ** The certificate account value after a partial surrender must be at least the loan balance, if any, plus $500.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your subaccounts or GPAs or automated partial surrenders from the GPAs, Special DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

MINIMUM AMOUNT
Transfers or surrenders: $50

MAXIMUM AMOUNT
Transfers or surrenders: None

SURRENDERS

SURRENDERS OF CERTIFICATE ACCOUNT VALUES:
Any distribution from a certificate account will be treated as a surrender or partial surrender. Your certificate account value may only be surrendered under certain circumstances (see "Surrender Restrictions"). However, if not restricted by the Code or the Plan, you may surrender all or part of your certificate account at any time before the annuitization start date by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender

--------------------------------------------------------------------------------
 26 RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the certificate. You may have to pay a certificate administrative charge, if applicable (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after the annuitization start date except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial surrenders you take from the certificate account will reduce your certificate account value. As a result, the value of your death benefit will be reduced.

In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of death benefits (see "Taxes -- Required Minimum Distributions").

SURRENDER OF THE CONTRACT:
Subject to certain rules, the contract holder may surrender the contract for the full surrender value of all certificate accounts to be paid to the participants. The contract holder must send us a written request, or other method agreed to by us, while the contract remains in force. We will process a surrender request on the valuation date we receive it. If we receive a surrender request in good order at our corporate office before the close of business, we will process a surrender using the accumulation unit value we calculate on the valuation date we received a surrender request. If we receive a surrender request at our corporate office at or after the close of business, we will process a surrender using the accumulation unit value we calculate on the next valuation date after we received a surrender request. If a participant dies following a surrender request, payment will be made to the participant's estate. Any amounts surrendered, including any related charges, cannot be repaid. Upon surrender for the full surrender value of all participants' certificate accounts, the contract will terminate. We may require that the contract holder return the contract to us before we pay the full surrender value.

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender money from all your subaccounts, GPAs and/or the Special DCA fixed account, in the same proportion as your value in each account correlates to your total certificate account value less amounts in the loan account, unless requested otherwise. The minimum certificate account value after partial surrender must be at least the loan balance, if any, plus $500.

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as the certificate account; and

- pre-authorization required.

Normally, we will send the payment within seven days after receiving a certificate or contract surrender request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

SURRENDER RESTRICTIONS
SURRENDER RESTRICTIONS BEFORE AGE 59 1/2
The Code imposes certain restrictions on your right to receive early distributions from your certificate account. Except for amounts held in the certificate on behalf of participants on December 31, 1988, no amounts may be distributed from the certificate accounts unless one or more of the following conditions has been satisfied:

a. You have attained age 59 1/2;

b. You are disabled;


--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  27

c. Your death has occurred;

d. You have severed employment with the contract holder; or

e. if permitted under the Plan, elective deferral contributions may be surrendered if you have satisfied the requirements for a financial hardship as defined in the Code.

If permitted by the Plan, multiple distributions can be taken under these rules.

FINANCIAL HARDSHIP DISTRIBUTIONS
If the Plan has established independent criteria for financial hardship distributions, then any financial hardship distributions made from the certificate account under the Plan shall adhere to the rules set forth in the Plan, subject to the approval of the contract holder or the Plan administrator. If the Plan has not established independent criteria for financial hardship distributions, then, in the event of a financial hardship that satisfies the requirements of the Code, you may receive a distribution of only elective deferral contributions. Certificate account distributions of nonelective contributions and/or earnings on your contributions are not permitted for financial hardships.

No hardship distribution is permitted from the certificate account unless the "safe harbor" standards with respect to establishing an immediate and heavy financial need are satisfied. For purposes of satisfying the lack of other resources requirement, any method acceptable under the IRS rules is permitted, however, you must suspend elective deferrals to any plan sponsored by the contract holder for a period of six months following the date of the hardship distribution. We will notify the contract holder of any hardship distributions made to you.

DIRECT ROLLOVER DISTRIBUTIONS
Notwithstanding any other provision of this contract, a distributee may elect to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

If provided in the Plan and if allowed by us, a direct rollover of amounts in a 403(b) account may be made to a designated 403(b) Roth account of a 403(b) annuity/403(b)(7) custodial account or a Roth IRA.

For purposes of this section, a "Distributee" is any participant (or former participant) entitled to receive a distribution from a certificate account under this contract, a surviving spousal beneficiary and any spouse or former spouse that qualifies as an alternate payee..

In addition, a nonspouse beneficiary may make a direct rollover of all or any portion of an eligible rollover distribution to a new inherited IRA contract only. No other rollover options are available to a beneficiary who is not a spouse.

RESTRICTIONS ON TEXAS OPTIONAL RETIREMENT PROGRAM
You cannot receive distributions before the annuitization start date unless you become totally disabled or end your employment at a Texas college or university. This restriction means that loans are not available and affects your right to:

- surrender all or part of your certificate account at any time; and

- move up your annuitization start date.

If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

LOANS

If permitted by the Plan and if allowed by us, you may take loans from your certificate account in accordance with the terms and conditions set forth in your Plan. Any certificate account loan is subject to the requirements of
Section 72(p) of the Code and applicable regulations in addition to any terms and conditions that the Plan may impose. You should consult a tax advisor before taking a loan.

You may have only one loan outstanding at any time. You must complete a loan application and sign a loan agreement. No actual distributions to repay loans shall be made which would be in violation of the Code. We reserve the right to specify a minimum loan amount, even if the Plan has not established a minimum. Currently, the minimum loan amount is $500. The maximum amount of a certificate account loan cannot exceed the surrender value of the certificate account and shall not exceed the least of:

  - the maximum amount permitted by the Plan, if applicable;

  - fifty percent (50%) of your certificate account value; or

  - $50,000 minus the highest outstanding balance of your loans from any plans the contract holder sponsors during the year prior to the loan effective date, and

  - your certificate account value minus the value of any Special DCA fixed account and any GPA.


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 28  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

On the annuitization start date, any certificate account loan shall become immediately due and payable in full and, if not repaid, the loan balance will be treated as a partial surrender and will be reported as taxable to you. An active loan may be prepaid in whole at any time. If a certificate account is surrendered while a loan is outstanding, the certificate account's surrender value will be reduced by the loan balance. Unless the certificate account is continued as provided by the spouse's option to maintain certificate account provision, the loan balance and any applicable charges due at the time of your death, will be deducted from the death benefit's proceeds prior to making payment to your beneficiaries.

While you have an outstanding certificate account loan, the following transactions may not be permitted under the contract and described in the certificate:

  - exchanges from the certificate account,

  - plan to plan transfers, and

  - additional loans.

Loans may also be subject to additional limitations or restrictions under the terms of the Plan. Loans permitted under this contract and described in the certificate may still be taxable in whole or in part if you have additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based solely on the information provided to us by Plan sponsor or you, in writing.

LOAN ACCOUNT
Loans shall be secured, to the extent necessary to adequately collateralize the loan, by your vested interest in the certificate account. The certificate account will be the sole security for the loan. At the time a loan is taken, the loan amount is subtracted pro rata from all accounts in which you invested, but not Special DCA fixed account and any GPA, and transferred to a loan account.

The loan account will earn interest daily. The current crediting rate will never be less than the fixed account minimum interest rate.

LOAN BALANCE
At any point in time, your loan balance will be the principal amount owed plus unpaid accrued interest charges. Loans will be made at an interest rate determined by us at the time the loan is taken and will be fixed for the life of the loan. The maximum interest rate for loans will not exceed 8%.

LOAN PAYMENTS
Loans must be repaid in substantially equal payments, not less frequently than quarterly unless paid in full. Loans must be repaid within a maximum of 5 years. If permitted by us and the Plan, loans used to construct or purchase your principal residence may be extended for longer periods, but not to exceed 30 years. Loan payments will consist of principal and accrued interest charges and will be applied first to interest charges. The payment amounts are set forth at the time the loan is taken. Any excess payment reduces the loan balance and shortens the length of the loan. It does not change future payment amounts.

On the date of each loan payment:

1. your loan balance is reduced by the amount of the loan payment, and

2. a transfer is made from your loan account to all accounts in which you invest according to existing purchase payment allocations, but not any Special DCA fixed account or GPAs. The amount to be transferred is determined by subtracting the loan balance after the loan payment from the loan account prior to the loan payment (but not less than zero).

MILITARY SERVICE
If we are notified in advance, loan payments can be delayed during time of service. Interest charges on your loan balance will continue to accrue. Payments continue after service ends, and the maturity date of the loan is extended. Payment amounts may be recalculated.

LEAVE OF ABSENCE
If we are notified in advance, loan payments can be delayed during qualified leaves. Interest charges on the loan balance will continue to accrue. Payments continue after the leave ends, however, the maturity date of the loan does not change. Payment amounts may be recalculated.

LOAN DEFAULTS
Unless a different grace period is provided for in the Plan, a grace period of at least 30 days will be available for loan payments under the terms of the loan agreement. If a loan payment is not made by the end of the applicable grace period, your loan balance will be in default.


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             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  29

If you are eligible for distributions from the certificate account, the loan is canceled. The loan balance will be treated as a partial surrender to pay off the loan. The partial surrender will first be deducted from your loan account followed by any remainder deducted pro rata from all accounts in which you are invested. The partial surrender will be reported as taxable to you.

If you are not eligible for distributions from the certificate account, the loan is considered a deemed distribution at that time in order to secure the loan to the extent necessary to adequately collateralize the loan. The difference between your loan balance and your loan account is transferred pro rata from all accounts in which you are invested, but not any Special DCA fixed account or GPAs, to your loan account. Transfers will be made from Special DCA fixed accounts and GPAs if insufficient amounts are available from other accounts in which you are invested. Additional interest on the loan account will continue to accrue and will be credited only if the loan is repaid. The loan balance will be reported as taxable to you. Additional interest owed on the loan balance will continue to accrue for repayment purposes only. The loan account and loan balance remain in the certificate account until one of the following occurs.

1. The loan balance, as of the date the loan was deemed distributed, is treated as a partial surrender of the certificate account in these circumstances:

  - you are eligible for distributions from the certificate account. This will occur automatically if your eligibility is based on your age.

  - on the annuitization start date,

  - a full surrender of the certificate account,

  - a rollover into another eligible retirement plan, or

  - upon your death.

  The loan account and loan balance will be zero.

2. You repay the full amount of the loan balance. On the date of repayment, the loan account, plus credited interest on the loan account since the date the loan was deemed, is then transferred to all accounts in which you are investing according to existing purchase payment allocations, but not any Special DCA fixed account or GPAs. After such repayment, the loan account and loan balance will be zero.

  If we agree, loan balance repayments may be made for less than the full amount.

You may not take another loan until the loan balance is repaid or deducted from your certificate account value.

For more information on loans, consult your loan agreement.

CHANGING OWNERSHIP

You may not sell, assign, transfer, discount or pledge the contract and related certificate as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. Your vested rights under the contract and described in the certificate are nonforfeitable.

BENEFITS IN CASE OF DEATH


We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date with a certificate account value greater than zero.


If you are age 79 or younger on the date we issue the certificate, the beneficiary receives the greater of:


- the certificate account value, minus any loan balance; or


- the Return of Purchase Payments (ROPP) value, minus any loan balance.


If you are age 80 or older on the certificate date, the beneficiary receives the certificate account value minus any loan balance.


HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFIT:

ROPP VALUE: is the total purchase payments on the certificate issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.


                                  A X B
ADJUSTED PARTIAL SURRENDERS  =  ---------
                                    C



  a = amount by which the certificate account value is reduced as a result of the partial surrender.

  b = the ROPP value on the date of (but prior to) the partial surrender.

  c = the certificate account value on the date of (but prior to) the partial surrender.



--------------------------------------------------------------------------------

 30  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the certificate account value on the date of the continuation after any increase to the certificate account value due to the death benefit that would otherwise have been paid.


EXAMPLE OF DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 79 OR YOUNGER ON THE CERTIFICATE EFFECTIVE DATE:

- You purchase the certificate with a payment of $20,000



- During the second certificate year the certificate account value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a certificate account value of $16,500.



We calculate the death benefit as follows, assuming $0 loan balance:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments                                                             $20,000
minus adjusted partial surrenders, calculated as:
     $1,500 x $20,000
     ----------------  =                                                             -1,667
          $18,000
                                                                                    -------

The death benefit is the ROPP value of:                                             $18,333
since this is greater than your certificate account value of $16,500




IF YOU DIE BEFORE THE ANNUITIZATION START DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the certificate account value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

The death benefit for each beneficiary will be payable in a lump sum on the valuation date we receive due proof of death from that beneficiary. The beneficiary may elect to receive payment anytime within five years after the date of death.

Designated beneficiaries may have additional options. In lieu of a lump sum, your designated beneficiary may elect to receive regular installment payments under one of the following options:


a. Any of the irrevocable annuity payment plans (A through E described under "Annuity Payout Plans"), provided:


  - The designated beneficiary elects the payment plan within 60 days after we receive notification of your death; and

  - The payment plan provides payments over a period which does not exceed the life or life expectancy of the beneficiary and/or the payment plan selected provides for a period certain not extending beyond the life expectancy of the designated beneficiary; and

  - Your sole designated beneficiary is your surviving spouse, and your death occurs prior to your required beginning date, payments will irrevocably commence by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the calendar year in which you would have attained age 70 1/2; or

     The designated beneficiary is someone other than the surviving spouse, or your death occurs on or after your required beginning date, payments will irrevocably commence no later than December 31 of the calendar year following the year of your death.

  If the designated beneficiary elects an annuity payment plan, the beneficiary shall be the annuitant for purposes of a lifetime payment plan.

b. If, upon your death, the designated beneficiary does not elect one of the irrevocable annuity payment plans (A through E), or a single sum distribution, then the designated beneficiary may elect to receive payments according to an alternative plan as agreed to by us provided:

  - the designated beneficiary elects the plan at the time we receive due proof of death;

  - if your sole designated beneficiary is your surviving spouse, your entire interest will be distributed, beginning no later than the later of December 31 of the calendar year following the calendar year of your death or December 31 of the calendar year in which you would have attained age
    70 1/2, over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse. If the surviving spouse dies before distributions commence, the remaining interest will be distributed, beginning no later than December 31 following the calendar year of the surviving spouse's death, over the spouse's designated beneficiary's remaining life expectancy determined using such beneficiary's age as of his or her birthday in the year following the death of the spouse.

  - if your sole designated beneficiary is someone other than your surviving spouse, your entire interest will be distributed, beginning no later than the end of the calendar year following the calendar year of your death, over the remaining life

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             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  31
    expectancy of the designated beneficiary, with such life expectancy determined using the age of the beneficiary as of his or her birthday in the year following the year of your death and reduced by 1 for each subsequent year;

  - if you die before your required beginning date and there is no designated beneficiary, or if elected by the designated beneficiary, your entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of your death (or of the spouse's death if the designated beneficiary was the your surviving spouse and the spouse dies before distributions are required to begin);

  - if you die on or after your required beginning date and there is no designated beneficiary, your entire interest will be distributed, beginning no later than December 31 of the calendar year following the calendar year of your death, over his or her remaining life expectancy determined using your age in the year of his or her death and reduced by 1 for each subsequent year.

THE ANNUITY PAYOUT PERIOD

As a participant and owner of the certificate account, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the certificate account value on your annuitization start date, plus any positive or negative MVA(less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining certificate account value to accumulate on a tax-deferred basis. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;

- the annuitant's age;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of The Contract and Certificate -- Transfer policies."

ANNUITY TABLES
The annuity tables in your certificate (Table A and Table B) show the amount of the monthly payout for each $1,000 of certificate account value according to the annuitant's age.

Table A shows the amount of the first monthly variable payout assuming that the certificate account value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity Table based on an assumed 3.5% investment return for the 5% Table A in the certificate. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the annuitization start date.

- PLAN A: LIFE INCOME -- NON REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only ONE monthly payout, we will not make any more payouts.


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 32  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

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- PLAN B: LIFE INCOME WITH GUARANTEED PERIOD: We make monthly payouts for a guaranteed payout period of five, ten, or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C: LIFE INCOME WITH INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D: JOINT AND SURVIVOR LIFE INCOME -- NON REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E: TERM CERTAIN INSTALLMENT: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take surrender. (See "Taxes.")

You have the responsibility for electing a payout plan under your certificate that complies with applicable law. Your certificate describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

You must select a payout plan as of the annuitization start date set forth in your certificate.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the participant in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Under current law, the contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the certificate account. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract and certificate comply with the law. 403(b) annuity contracts / certificates have minimum distribution rules that govern the timing and amount of distributions. You should refer to your Plan or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your certificate to fund a retirement plan that is already tax-deferred under the Code, the certificate will not provide any necessary or additional tax deferral. Because your certificate is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the Plan regardless of the terms of the contract and described in the certificate.

ANNUITY PAYOUTS: The entire payout generally is includable as ordinary income and is subject to tax unless you or the contract holder has contributed after-tax dollars.

SURRENDERS: The entire surrender will generally be includable as ordinary income and is subject to tax unless you or the contract holder has contributed after-tax dollars.


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             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  33

Loans will generally not be treated as distributions if:

  - the terms require repayment within five years;

  - the loans have substantially level payments over the term of the loan;

  - the loans do not exceed $50,000 or 50% of the value of the certificate if less; and

  - the loans are evidenced by a legally enforceable agreement.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your certificate at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your certificate for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

In accordance to the Code and supporting regulations, you must begin receiving distributions, including distributions of 403(b) Roth contributions and earnings, by your required beginning date. Unless a later date is authorized under the Code or applicable regulations, your required beginning date is April 1 of the calendar year following:

  - the calendar year in which you attain age 70 1/2 or, if later,

  - the calendar year in which you retire from employment with the contract holder.

Your certificate account shall be distributed (both in determining the timing of subsequent distributions and the amount of all required distributions) in a manner consistent with the Code. For purposes of determining required minimum distributions, the certificate account will be valued considering your accumulated benefit plus the actuarial present value of any additional benefits provided. Distributions from the certificate account shall be made in the annuity payment plan option selected by you or your beneficiary on or before the date which is at least 30 days before your required beginning date.

MULTIPLE 403(B) ANNUITY CONTRACTS AND 403(B)(7) CUSTODIAL ACCOUNTS: If you have multiple 403(b) annuity contracts, certificates and/or 403(b)(7) custodial accounts, the required minimum distribution requirements may be satisfied by receiving a distribution from one 403(b) annuity or 403(b)(7) custodial account that is equal to the amount required to satisfy the required minimum distribution requirements for all of your 403(b) annuity contracts, certificates and 403(b)(7) custodial accounts. Under this method, you must still calculate the required minimum distribution requirements separately for each 403(b) annuity or 403(b)(7) custodial account, even though you can satisfy the minimum requirements by taking a distribution from one or more annuity contract, certificate or custodial account.

ANNUITY PAYMENT PLAN OPTIONS: You can schedule receipt of irrevocable annuity payments according to one of the plans (A through E) or another plan agreed to by us, provided:

  - the plan selected provides for payments that satisfy the RMD rules described above;

  - payments are made in periodic payments at intervals of no longer than 1 year;

  - the first required payment must be the payment that is required for one payment interval, and the second payment need not be made until the end of the next payment interval, and

  - once payments have begun under the RMD rules over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted.

For purposes of this section, required distributions are considered to commence on your required beginning date, or if applicable, on the date distributions are required to begin to your surviving spouse. However, if you begin receipt of payments pursuant to an irrevocable annuity payment plan, required minimum distributions are considered to commence on the annuitization start date.

PERMISSIVE SERVICE CREDIT TRANSFERS: If permitted by the Plan and if you contribute to a tax-qualified defined benefit governmental plan as defined in the Code, that accepts plan-to-plan transfers for the purchase of permissive service credits under the Code, you may elect to have any portion of your certificate account transferred to the defined benefit governmental plan at any time.

DISTRIBUTIONS DUE TO TERMINATION OF THE PLAN: Nothing in the contract and described in the certificate shall prohibit us from making a distribution of the certificate account to you following written notification by the contract holder (or the contract holder's representative) of the termination of the Plan with instructions from the contract holder to distribute the certificate account to you. The certificate account may not be distributed unless the instructions to distribute the certificate account conform to the requirements and any other applicable guidance issued by the IRS. Nothing herein shall prevent us from treating the certificate account as a fully paid annuity upon termination of the Plan provided it would otherwise qualify for such status.

WITHHOLDING: If you receive directly all or part of the certificate account value, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the Plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual

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 34  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS
income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your certificate before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the certificate.

ASSIGNMENT: You may not assign or pledge your certificate as collateral for a loan.

OTHER
IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your certificate.


RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. It is also intended to qualify as a 403(b) Tax Sheltered Annuity as defined in the Code. To that end, the provisions of the contract and described in the certificate are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a participant with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your certificate account; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the certificate account decreases; therefore, the number of votes also will decrease.


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             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  35

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or certificate account value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the Columbia Variable Portfolio -- Cash Management Fund (Class 3). You may then transfer this reallocated amount in accordance with the transfer provisions of the contract and described in the certificate (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may offer the contract.

- The contracts are continuously offered to the various education associations and school administration associations through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when certificates are returned under the free look period.

PAYMENTS TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, we may pay ongoing trail commissions of up to 1.25% of the certificate account value. We do not pay or withhold payment of commissions based on which investment options you select.

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We

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 36  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS
  generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

- sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

- marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

- providing service to contract holders and participants; and

- funding other events sponsored by a selling firm that may encourage the selling firm's financial advisors to offer the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the certificate account (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts/certificates and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract holders/ participants; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO FINANCIAL ADVISORS
- The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.

- To inform yourself of any potential conflicts of interest, ask your financial advisor before you enroll how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you enroll under the contract.

ISSUER
We issue the contracts and certificates. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.


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             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  37

LEGAL PROCEEDINGS



Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits, market conduct examinations and other inquiries (including inquiries from the State of Minnesota). RiverSource Life has cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries.



RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2011, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.


--------------------------------------------------------------------------------

 38  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

APPENDIX A: THE FUNDS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Large Cap
Growth Portfolio
(Class B)
----------------------------------------------------------------------------------------
American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------
BlackRock Global   Seeks high total investment return.          BlackRock Advisors, LLC,
Allocation V.I.                                                 adviser; BlackRock
Fund (Class III)                                                Investment Management,
                                                                LLC and BlackRock
                                                                International Limited,
                                                                sub-advisers.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum total investment return        Columbia Management
Portfolio - Bala-  through a combination of capital growth and  Investment Advisers, LLC
nced Fund (Class   current income.
3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks maximum current income consistent      Columbia Management
Portfolio - Cash   with liquidity and stability of principal.   Investment Advisers, LLC
Management Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income while     Columbia Management
Portfolio - Dive-  attempting to conserve the value of the      Investment Advisers, LLC
rsified Bond Fund  investment for the longest period of time.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and, as   Columbia Management
Portfolio - Dive-  a secondary goal, steady growth of capital.  Investment Advisers, LLC rsified Equity
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - Dyna-                                               Investment Advisers, LLC
mic Equity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Emer-                                               Investment Advisers,
ging Markets                                                    LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 2)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks high total   Columbia Management
Portfolio - Glob-  return through income and growth of          Investment Advisers, LLC
al Bond Fund       capital.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Non-diversified fund that seeks total        Columbia Management
Portfolio - Glob-  return that exceeds the rate of inflation    Investment Advisers, LLC
al Inflation       over the long term.
Protected
Securities Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks total return, consisting of a high     Columbia Management
Portfolio - High   level of income and capital appreciation.    Investment Advisers, LLC
Income Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high current income, with capital      Columbia Management
Portfolio - High   growth as a secondary objective.             Investment Advisers, LLC
Yield Bond Fund
(Class 2)
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  39

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable  Seeks high total return through current      Columbia Management
Portfolio - Inco-  income and capital appreciation.             Investment Advisers, LLC
me Opportunities
Fund (Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks capital appreciation.                  Columbia Management
Portfolio - In-                                                 Investment Advisers,
ternational                                                     LLC, adviser;
Opportunity Fund                                                Threadneedle
(Class 2)                                                       International Limited,
                                                                an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Large                                               Investment Advisers, LLC
Cap Growth Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks level of current income consistent     Columbia Management
Portfolio - Limi-  with preservation of capital.                Investment Advisers, LLC
ted Duration
Credit Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico International                                               LLC, adviser; Marsico
Opportunities                                                   Capital Management, LLC,
Fund (Class 2)                                                  subadviser.
----------------------------------------------------------------------------------------

Columbia Variable  Seeks growth of capital.                     Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Growth
Opportunity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Mid                                                 Investment Advisers, LLC
Cap Value
Opportunity Fund
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital appreciation.        Columbia Management
Portfolio - S&P                                                 Investment Advisers, LLC
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term growth of capital.           Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Large-Cap
Value Fund (Class
2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks long-term capital growth.              Columbia Management
Portfolio - Sele-                                               Investment Advisers, LLC
ct Smaller-Cap
Value Fund (Class
2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Short  safety of principal consistent with          Investment Advisers, LLC
Duration U.S.      investment in U.S. government and
Government Fund    government agency securities.
(Class 2)
----------------------------------------------------------------------------------------

Columbia Variable  Seeks high level of current income and       Columbia Management
Portfolio - Stra-  capital growth as a secondary objective.     Investment Advisers, LLC
tegic Income Fund
(Class 2)
----------------------------------------------------------------------------------------

DWS Alternative    Seeks capital appreciation.                  Deutsche Investment
Asset Allocation                                                Management Americas
VIP, Class B                                                    Inc., adviser; QS
                                                                Investors, LLC and RREEF
                                                                America L.L.C., sub-
                                                                advisers.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 40  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR)
Portfolio Service  stocks. Invests in securities of companies   is the fund's manager.
Class 2            whose value it believes is not fully         FMR Co., Inc. (FMRC) and
                   recognized by the public. Invests in either  other investment
                   "growth" stocks or "value" stocks or both.   advisers serve as sub-
                   The fund invests in domestic and foreign     advisers for the fund.
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  Fidelity Management &
Mid Cap Portfolio  invests primarily in common stocks.          Research Company (FMR)
Service Class 2    Normally invests at least 80% of assets in   is the fund's manager.
                   securities of companies with medium market   FMR Co., Inc. (FMRC) and
                   capitalizations. May invest in companies     other investment
                   with smaller or larger market                advisers serve as sub-
                   capitalizations. Invests in domestic and     advisers for the fund.
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return. The fund       Franklin Advisory
Small Cap Value    normally invests at least 80% of its net     Services, LLC
Securities         assets in investments of small
Fund - Class 2     capitalization companies.
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal. The fund normally invests  Advisers, LLC
Fund - Class 2     primarily in U.S. and foreign equity
                   securities that the manager believes are
                   undervalued.
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Janus                                                    LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks the highest return over time           Janus Capital Management
Series Moderate    consistent with an emphasis on growth of     LLC
Allocation         capital and income.
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS(R) Investment
Series - Service                                                Management
Class
----------------------------------------------------------------------------------------

Morgan Stanley     Seeks long-term capital growth by investing  Morgan Stanley
UIF Mid Cap        primarily in common stocks and other equity  Investment Management
Growth Portfolio,  securities.                                  Inc.
Class II Shares
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in securities of         Management LLC
Management Trust   companies that meet the Fund's financial
Socially           criteria and social policy.
Responsive
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation by      OppenheimerFunds, Inc.
Global Securities  investing a substantial portion of its
Fund/VA, Service   assets in securities of foreign issuers,
Shares             "growth-type" companies, cyclical
                   industries and special situations that are
                   considered to have appreciation
                   possibilities.
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small- &
Mid-Cap
Fund(R)/VA,
Service Shares
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.                       (PIMCO)
Class
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  41

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
PIMCO VIT Global   Seeks total return which exceeds that of a   Pacific Investment
Multi-Asset        blend of 60% MSCI World Index/40% Barclays   Management Company LLC
Portfolio,         Capital U.S. Aggregate Index.                (PIMCO)
Advisor Class
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Aggr-  consistent with an aggressive level of       Investment Advisers, LLC
essive Portfolio   risk. This is a "fund of funds" and seeks
(Class 2)          to achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income.          Columbia Management
Portfolio - Amer-                                               Investment Advisers,
ican Century                                                    LLC, adviser; American
Diversified Bond                                                Century Investment
Fund (Class 2)                                                  Management, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Amer-                                               Investment Advisers,
ican Century                                                    LLC, adviser; American
Growth Fund                                                     Century Investment
(Class 2)                                                       Management, Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Colu-                                               Investment Advisers,
mbia Wanger                                                     LLC, adviser; Columbia
International                                                   Wanger Asset Management
Equities Fund                                                   LLC, subadviser.
(Class 2)
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Colu-                                               Investment Advisers,
mbia Wanger U.S.                                                LLC, adviser; Columbia
Equities Fund                                                   Wanger Asset Management
(Class 2)                                                       LLC, subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Cons-  consistent with a conservative level of      Investment Advisers, LLC
ervative           risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Davis                                               Investment Advisers,
New York Venture                                                LLC, adviser; Davis
Fund (Class 2)                                                  Selected Advisers, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital appreciation.        Columbia Management
Portfolio - DFA                                                 Investment Advisers,
International                                                   LLC, adviser;
Value Fund (Class                                               Dimensional Fund
2)                                                              Advisors, L.P.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of current income.          Columbia Management
Portfolio - Eaton                                               Investment Advisers,
Vance Floating-                                                 LLC, adviser; Eaton
Rate Income Fund                                                Vance Management,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Gold-                                               Investment Advisers,
man Sachs Mid Cap                                               LLC, adviser; Goldman
Value Fund (Class                                               Sachs Asset Management,
2)                                                              L.P., subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Inve-                                               Investment Advisers,
sco International                                               LLC, adviser; Invesco
Growth Fund                                                     Advisers, Inc.,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 42  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks high level of current income while     Columbia Management
Portfolio - J.P.   conserving the value of the investment for   Investment Advisers,
Morgan Core Bond   the longest period of time.                  LLC, adviser; J.P.
Fund (Class 2)                                                  Morgan Investment
                                                                Management Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Jenn-                                               Investment Advisers,
ison Mid Cap                                                    LLC, adviser; Jennison
Growth Fund                                                     Associates LLC,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Mars-                                               Investment Advisers,
ico Growth Fund                                                 LLC, adviser; Marsico
(Class 2)                                                       Capital Management, LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - MFS                                                 Investment Advisers,
Value Fund (Class                                               LLC, adviser;
2)                                                              Massachusetts Financial
                                                                Services Company,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderate level of risk.    Investment Advisers, LLC
rate Portfolio     This is a "fund of funds" and seeks to
(Class 2)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately aggressive      Investment Advisers, LLC
rately Aggressive  level of risk. This is a "fund of funds"
Portfolio (Class   and seeks to achieve its objective by
2)                 investing in a combination of underlying
                   funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

Variable           Seeks high level of total return that is     Columbia Management
Portfolio - Mode-  consistent with a moderately conservative    Investment Advisers, LLC
rately             level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Variable           Seeks to provide current income and capital  Columbia Management
Portfolio - Morg-  appreciation.                                Investment Advisers,
an Stanley Global                                               LLC, adviser; Morgan
Real Estate Fund                                                Stanley Investment
(Class 2)                                                       Management Inc.,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks to provide long-term growth of         Columbia Management
Portfolio - NFJ    capital and income.                          Investment Advisers,
Dividend Value                                                  LLC, adviser; NFJ
Fund (Class 2)                                                  Investment Group LLC,
                                                                subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Nuve-                                               Investment Advisers,
en Winslow Large                                                LLC, adviser; Winslow
Cap Growth Fund                                                 Capital Management,
(Class 2)                                                       Inc., subadviser.
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  43

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Variable           Seeks long-term capital growth.              Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; TCW
Growth Fund                                                     Investment Management
(Class 2)                                                       Company, London Company
                                                                of Virginia, doing
                                                                business as The London
                                                                Company and Wells
                                                                Capital Management
                                                                Incorporated,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Part-                                               Investment Advisers,
ners Small Cap                                                  LLC, adviser; Barrow,
Value Fund (Class                                               Hanley, Mewhinney &
2)                                                              Strauss, Inc., Denver
                                                                Investment Advisors LLC,
                                                                Donald Smith & Co.,
                                                                Inc., River Road Asset
                                                                Management, LLC and
                                                                Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

Variable           Seeks to provide total return through        Columbia Management
Portfolio - PIMCO  current income and capital appreciation.     Investment Advisers,
Mortgage-Backed                                                 LLC, adviser; Pacific
Securities Fund                                                 Investment Management
(Class 2)                                                       Company LLC, subadviser.
----------------------------------------------------------------------------------------

Variable           Seeks long-term growth of capital.           Columbia Management
Portfolio - Pyra-                                               Investment Advisers,
mis(R)                                                          LLC, adviser; Pyramis
International                                                   Global Advisers, LLC,
Equity Fund                                                     subadviser.
(Class 2)
----------------------------------------------------------------------------------------

Variable           Seeks to provide current income consistent   Columbia Management
Portfolio - Wells  with capital preservation.                   Investment Advisers,
Fargo Short                                                     LLC, adviser; Wells
Duration                                                        Capital Management
Government Fund                                                 Incorporated,
(Class 2)                                                       subadviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Opportunity                                                     adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term capital appreciation.        Wells Fargo Funds
Advantage VT                                                    Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund - Class 2                                                  Management Inc., sub-
                                                                adviser.
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 44  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

APPENDIX B: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

AS THE EXAMPLES BELOW DEMONSTRATE, THE APPLICATION OF AN MVA MAY RESULT IN EITHER A GAIN OR A LOSS OF PRINCIPAL. WE REFER TO ALL OF THE TRANSACTIONS DESCRIBED BELOW AS "EARLY SURRENDERS." THE EXAMPLES MAY SHOW HYPOTHETICAL CERTIFICATE ACCOUNT VALUES. THESE CERTIFICATE ACCOUNT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CERTIFICATE ACCOUNT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, AND THE FEES AND CHARGES THAT APPLY TO YOUR CERTIFICATE.

ASSUMPTIONS:
- You enroll under the contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

                                     1 + I
EARLY SURRENDER AMOUNT X   [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001


       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period (rounded up to the next year).

              n = number of months remaining in the current Guarantee Period
                (rounded up to the next month).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You enroll under the contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.


--------------------------------------------------------------------------------
             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  45

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
 46  RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts................  p.  3
Rating Agencies............................  p.  4
Revenues Received During Calendar Year
  2011.....................................  p.  4
Principal Underwriter......................  p.  5
Independent Registered Public Accounting
  Firms....................................  p.  5
Condensed Financial Information
  (Unaudited)..............................  p.  6
Financial Statements





--------------------------------------------------------------------------------

             RIVERSOURCE RETIREMENT GROUP ANNUITY CONTRACT II -- PROSPECTUS  47

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474

1-800-862-7919


           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
     Both companies are affiliated with Ameriprise Financial Services, Inc.


      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved.


S-6612 A (4/12)

 PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

                                                                  ESTIMATED
ITEM OF EXPENSE                                                    EXPENSE
                                                                 ------------
   Registration fees                                              $        0
   Federal taxes                                                  N/A
   State taxes and fees (based on 50 state average)               N/A
   Printing and filing fees                                       $   4,300*
   Legal fees                                                        11,000*
   Accounting fees                                                N/A
   Audit fees                                                     $   2,000*

* Estimated expense.

Item 15. Indemnification of Directors and Officers

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. (A) Exhibits

1. Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance Between RiverSource Distributors, Inc. and RiverSource Life Insurance Company, filed as Exhibit
     3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760 on January 3, 2007, is incorporated by reference.

2.1 Articles of Merger of IDS Life Insurance Company and American Enterprise Life Insurance Company dated March 16, 2006, filed as Exhibit 2.1 to Post-Effective Amendment No. 8 to the Registration Statement on Form S-1 for RiverSource Life Insurance Company, File No. 333-114888, on April 27, 2007, is incorporated by reference.

2.2 Articles of Merger of IDS Life Insurance Company and American Partners Life Insurance Company dated March 17, 2006, filed as Exhibit 2.2 to Post-Effective Amendment No. 8 to the Registration Statement on Form S-1 for RiverSource Life Insurance Company, File No. 333-114888, on April 27, 2007, is incorporated by reference.

3.1 Copy of Certificate of Incorporation of IDS Life Insurance Company filed as Exhibit 3.1 to Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 6, 1994, is incorporated herein by reference.

3.2 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 for RiverSource Variable Life Separate Account, File No. 333-69777, on January 3, 2007, is incorporated by reference.

3.3 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-6 for RiverSource Variable Life Separate Account, File No. 333-69777, on January 3, 2007, is incorporated by reference.

3.4  Copy of Resolution of the Board of Directors of IDS Life Insurance
     Company, dated May 5, 1989, establishing IDS Life Account MGA filed as
     Exhibit 3.3 to Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 6, 1994, is incorporated herein by reference.

3.5 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted Dec. 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed as Exhibit 27(a)(6) to the Registration Statement on Form N-6 for RiverSource Variable Life Separate Account, File No. 333-69777, on January 3, 2007, is incorporated by reference.

4.1  Copy of Non-tax qualified Group Annuity Contract, Form 30363C, filed as
     Exhibit 4.1 to Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 6, 1994, is incorporated herein by reference.

4.2  Copy of Non-tax qualified Group Annuity Certificate, Form 30360C, filed as
     Exhibit 4.2 to Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 6, 1994, is incorporated herein by reference.

4.3  Copy of Endorsement No. 30340C-GP to the Group Annuity Contract filed as
     Exhibit 4.3 to Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 6, 1994, is incorporated herein by reference.

4.4  Copy of Endorsement No. 30340C to the Group Annuity Certificate filed as
     Exhibit 4.4 to Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 6, 1994, is incorporated herein by reference.

4.5  Copy of Tax qualified Group Annuity Contract, Form 30369C, filed as
     Exhibit 4.5 to Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 6, 1994, is incorporated herein by reference.

4.6  Copy of Tax qualified Group Annuity Certificate, Form 30368C, filed as
     Exhibit 4.6 to Post-Effective Amendment No. 5 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 6, 1994, is incorporated herein by reference.

4.7 Copy of Group IRA Annuity Contract, Form 30372C, filed as Exhibit 4.7 to Post-Effective Amendment No. 10 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 15, 1998, is incorporated herein by reference.

4.8 Copy of Group IRA Annuity Certificate, Form 30371C, filed as Exhibit 4.8 to Post-Effective Amendment No. 10 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 15, 1998, is incorporated herein by reference.

4.9 Copy of Non-tax qualified Individual Annuity Contract, Form 30365D, filed as Exhibit 4.9 to Post-Effective Amendment No. 10 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 15, 1998, is incorporated herein by reference.

4.10 Copy of Endorsement No. 30379 to the Individual Annuity Contract, filed as
     Exhibit 4.10 to Post-Effective Amendment No. 10 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 15, 1998, is incorporated herein by reference.

4.11 Copy of Tax qualified Individual Annuity Contract, Form 30370C, filed as
     Exhibit 4.11 to Post-Effective Amendment No. 10 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 15, 1998, is incorporated herein by reference.

4.12 Copy of Individual IRA Annuity Contract, Form 30373C, filed as Exhibit
     4.12 to Post-Effective Amendment No. 10 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 15, 1998, is incorporated herein by reference.

4.13 Copy of Endorsement No. 33007 filed as Exhibit 4.13 to Post-Effective Amendment No. 12 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 26, 1999, is incorporated herein by reference.

4.14 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed as Exhibit 4.14 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 23, 2003, is incorporated herein by reference.

4.15 Form of Roth IRA Annuity Endorsement (form 131062) filed as Exhibit 4.15 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 23, 2003, is incorporated herein by reference.

4.16 Form of Simple IRA Annuity Endorsement (form 131063) filed as Exhibit 4.13 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on April 28, 2003, is incorporated by reference.

4.17 Form of TSA Endorsement (form 131068), filed as Exhibit 4.17 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on April 28, 2000, is incorporated by reference.

4.18 Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043A) filed as Exhibit 4.15 to IDS Life Variable Account 10 Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on January 28, 2004, is incorporated by reference.

4.19 Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041A) filed as Exhibit 4.16 to IDS Life Variable Account 10 Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on January 28, 2004, is incorporated by reference.

4.20 Form of Guarantee Period Accounts Rider filed as Exhibit 4.24 to IDS Life Variable Account 10 Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on June 2, 2004, is incorporated by reference.

4.21 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage (form 131101) filed as Exhibit 4.17 to IDS Life Variable Account 10 Post-Effective Amendment No. 40 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on June 5, 2006, is incorporated by reference.

4.22 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 131102) filed as Exhibit 4.18 to IDS Life Variable Account 10 Post-Effective Amendment No. 40 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on June 5, 2006, is incorporated by reference.

4.23 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Access Variable Annuity (form 131103) filed as Exhibit 4.19 to IDS Life Variable Account 10 Post-Effective Amendment No. 40 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on June 5, 2006, is incorporated by reference.

4.24 Form of Deferred Annuity Contract for RAVA 5 Advantage and data pages filed as Exhibit 4.36 to RiverSource Variable Account 10's Post-Effective Amendment No. 61 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on July 12, 2010, is incorporated by reference.

4.25 Form of Deferred Annuity Contract for RAVA 5 Select and data pages filed as Exhibit 4.37 to RiverSource Variable Account 10's Post-Effective Amendment No. 61 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on July 12, 2010, is incorporated by reference.

4.26 Form of Deferred Annuity Contract for RAVA 5 Access and data pages filed as Exhibit 4.38 to RiverSource Variable Account 10's Post-Effective Amendment No. 61 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on July 12, 2010, is incorporated by reference.

4.27 Form of Guarantee Period Accounts Endorsement (form 411272) filed as
     Exhibit 4.56 to RiverSource Variable Account's Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, on November 25, 2009, is incorporated by reference.

4.28 Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed as Exhibit 4.57 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, on November 25, 2009, is incorporated by reference.

4.29 Form of 5-Year Maximum Anniversary Value Death Benefit Rider filed as
     Exhibit 4.41 to Registrant's Post-Effective Amendment No. 61 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on July 12, 2010, is incorporated by reference.

4.30 Form of 5% Accumulation Death Benefit Rider (form 411279) filed as Exhibit
     4.58 to RiverSource Variable Account's Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, on November 25, 2009, is incorporated by reference.

4.31 Form of Enhanced Death Benefit Rider (form 411280) filed as Exhibit 4.59 to RiverSource Variable Account's Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, on November 25, 2009, is incorporated by reference.

4.32 Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed as Exhibit 4.60 to RiverSource Variable Account's Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, on November 25, 2009, is incorporated by reference.

4.33 Form of Benefit Protector(SM) Death Benefit Rider (form 411281) filed as
     Exhibit 4.61 to RiverSource Variable Account's Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, on November 25, 2009, is incorporated by reference.

4.34 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed as Exhibit 4.62 to RiverSource Variable Account's Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, on November 25, 2009, is incorporated by reference.

4.35 Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283) filed as Exhibit 4.63 to RiverSource Variable Account's Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, on November 25, 2009, is incorporated by reference.

4.36 Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.48 to Registrant's Post-Effective Amendment No. 61 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on July 12, 2010, is incorporated by reference.

4.37 Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.49 to Registrant's Post-Effective Amendment No. 61 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-79311, on July 12, 2010, is incorporated by reference.

4.38 Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource 3 Rider and data page filed as Exhibit 4.27 to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-179398, on April 20, 2012, is incorporated by reference.

4.39 Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource 3 Rider and data page filed as Exhibit 4.28 to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for RiverSource Variable Account 10, File No. 333-179398, on April 20, 2012, is incorporated by reference.

4.40 Form of Group Deferred 403 (b) Annuity Contract (form 411333)with data pages filed electronically as Exhibit 4.1 to the Initial Registration Statement on Form N-4 for RiverSource Retirement Group Annuity Contract I, File No. 333-177381on or about Oct.19, 2011, is incorporated by reference.

4.41   Form of Guarantee Period Accounts endorsement filed electronically as
       Exhibit 4.3 to the Initial Registration Statement on Form N-4 for RiverSource Retirement Group Variable Annuity Contract II, File
       No. 333-177381 on or about Oct.19, 2011, is incorporated by reference.

5. Opinion of Counsel regarding legality of Contracts is filed electronically herewith.

6.-20. Not Applicable.

21. Copy of List of Subsidiaries filed as Exhibit 22 to Post-Effective Amendment No. 8 to the Registration Statement on Form S-1 for IDS Life Insurance Company, File No. 33-28976, on April 3, 1996, is incorporated herein by reference.

22.    Not Applicable.

23. Consents of Independent Registered Public Accounting Firms are filed electronically herewith.

24. Power of Attorney to sign Amendment to this Registration Statement, dated March 20, 2012 filed electronically as Exhibit 13 to RiverSource Variable Account 10's Post-Effective Amendment No.66 to Registration Statement No. 333-79311, filed on or about April 20, 2012 is incorporated by reference.

25.-99.  Not Applicable

Item 17. Undertakings

A. The Registrant undertakes:

     (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933,

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement,

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement,

     (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time may be deemed to be the initial bona fide offering thereof,

     (3) that all post-effective amendments will comply with the applicable forms, rules and regulations of the Commission in effect at the time such post-effective amendments are filed, and

     (4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. The Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, the Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, RiverSource Life Insurance Company, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota on the 20th day of April, 2012.

                                   RiverSource Life Insurance Company
                                   (Registrant)

                                   By  /s/ John R. Woerner*
                                       -----------------------------
                                       John R. Woerner
                                       Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 20th day of April, 2012.

Signature                                           Title
-----------------------------------                 ----------------------------
/s/ Gumer C. Alvero*                                Director and Executive Vice
    --------------------------------                President - Annuities
    Gumer C. Alvero

/s/ Richard N. Bush*                                Senior Vice President -
    --------------------------------                Corporate Tax
    Richard N. Bush

/s/ Bimal Gandhi*                                   Senior Vice President - Strategic
    ---------------------------------               Transformation
    Bimal Gandhi

/s/ Steve M. Gathje*                                Director, Senior Vice President and Chief
    ---------------------------------               Actuary
    Steve M. Gathje

/s/ James L. Hamalainen*                            Director, Senior Vice President -
    --------------------------------                Investments
    James L. Hamalainen

Signature                                           Title
-----------------------------------                 ----------------------------
/s/ Brian J. McGrane*                               Director, Executive Vice President
    ---------------------------------               and Chief Financial Officer
    Brian J. McGrane

/s/ Bridget M. Sperl*                               Director and Executive Vice President
    -------------------------------                 Client Services
    Bridget M. Sperl

/s/ Jon Stenberg*                                   Director and Executive Vice President -
    ---------------------------------               Life and Disability Insurance
    Jon Stenberg

/s/ William F. Truscott*                            Director
    --------------------------------
    William F. Truscott

/s/ John R. Woerner*                               Chairman of the Board and President
    --------------------------------
    John R. Woerner

* Signed pursuant to Power of Attorney dated March 20, 2012 filed electronically as Exhibit 13 to Post-Effective Amendment No.66 to Registration Statement No. 333-79311 on or about April 20, 2012, herein, by:

/s/ Dixie Carroll
- -------------------------------------
Dixie Carroll
Assistant General Counsel and
Assistant Secretary

                                 EXHIBIT INDEX

5. Opinion of Counsel regarding legality of Contracts.

23. Consents of Independent Registered Public Accounting Firms.